UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5962

Name of Registrant: Vanguard Variable Insurance Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 – June 30, 2011

Item 1: Reports to Shareholders

Vanguard Variable Insurance Fund
Semiannual Report

June 30, 2011

Balanced Portfolio

> Despite a barrage of grim headlines, the stock market delivered solid gains for the six months ended June 30, 2011, buoyed by strength in corporate earnings.

> All sectors of the broad investment-grade U.S. bond market also posted positive results for the period.

> The returns on money market funds remained near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates.

Contents

Market Perspective	1
Balanced Portfolio	2

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
Cover photograph: Jean Maher.

Market Perspective

Dear Planholder,

This report begins with a look at the market environment during the past six months, a volatile stretch that felt a lot worse than the stock and bond markets’ relatively solid returns would imply. Unnerving headlines communicated—and perhaps exacerbated—the glum mood that characterized much of the period, even as corporate earnings increased and stock prices moved higher.

In the pages that follow, you’ll find a review of the performance of your portfolio. Each of the portfolios in the Vanguard Variable Insurance Fund can be used as a component in an investment program that includes a combination of stock, bond, and money market portfolios appropriate to your own risk tolerance and long-term investment goals. We firmly believe that diversification, balance, and a long-term perspective are critical to successful investing. Experience suggests that it is especially important to heed this counsel in periods of heightened economic uncertainty, when the impulse to react to the latest headline can be strong.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
July 13, 2011

For stock markets, a ragged six-month gain
Global stock markets climbed unsteadily as investor attitudes swung from giddy optimism about the strength of corporate earnings to fears that the slow, grinding recovery was losing momentum. Stock prices rallied through the first four months of 2011, pulled back as economic news turned gloomier, then bounced back at the end of the period.

The broad U.S. stock market returned about 6% for the six months. International stock markets finished a few steps behind, restrained by sovereign-debt dramas in Europe and the economic aftershocks of the Japanese natural and nuclear disaster. Gains were modest in emerging markets, too, as big economies such as China and Brazil grappled with inflationary pressures.

Low yields, solid returns in the bond market
Bonds delivered solid six-month returns even as interest rates hovered near generational lows. Bond prices rallied in the spring as economic anxiety prompted a search for safer havens in fixed income.

The broad taxable bond market returned almost 3%. The municipal market performed even better. Municipal securities were hammered early in the year as unsettling headlines raised doubts about their safety. Toward the end, investors’ worries began to recede and prices rose.

The yields on money market instruments remained nearly invisible, consistent with the Federal Reserve Board’s target for short-term interest rates, which since December 2008 has been anchored between 0% and 0.25%.

Market Barometer
			Total Returns
		Periods Ended June 30, 2011
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	6.37%	31.93%	3.30%
Russell 2000 Index (Small-caps)	6.21	37.41	4.08
Dow Jones U.S. Total Stock Market Index	6.01	32.26	3.66
MSCI All Country World Index ex USA (International)	3.80	29.73	3.67

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	2.72%	3.90%	6.52%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	4.42	3.48	4.93
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.14	1.86

CPI
Consumer Price Index	2.99%	3.56%	2.15%
1 Annualized.

1

Vanguard® Balanced Portfolio

Vanguard Balanced Portfolio delivered a return of 5.18% for the half-year ended June 30, 2011. This performance was in line with that of its benchmark index and ahead of the average return of its peer group. Despite challenges in the financial markets, both stocks and bonds recorded positive returns. As of June 30, the portfolio’s 30-day SEC yield was 2.53%, up from 2.07% on December 31, 2010.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Stocks and bonds notched solid, if unspectacular, results
The Balanced Portfolio, which includes about 65% stocks and 35% bonds by capitalization, produced returns similar to those of its benchmark indexes for both asset classes. The equity portion of the portfolio returned about 6%, in line with that of the benchmark Standard & Poor’s 500 Index. The bond portion’s return of about 3% was on target with the return of the benchmark Barclays Capital U.S. Credit A or Better Bond Index.

Energy stocks, which rose about 12% for the period, made the largest contribution to the portfolio’s equity performance as rising oil prices lifted the returns of giant integrated oil and gas companies. The portfolio’s exposure to the sector was also a bit heavier than that of the benchmark index, and its stock selection within the sector was good.

The information technology sector was also a source of strength for the portfolio, especially compared with the benchmark. Astute stock selection made the difference.

Performance was mostly positive across the rest of the portfolio. In addition to the energy sector, both materials and health care recorded double-digit returns, and the telecommunications sector was less than 1 percentage point off that pace.

Only the portfolio’s financial companies––many adjusting to lower revenue growth while grappling with the legacies of the housing bust––declined for the period. The portfolio’s heavier exposure to financials, compared with the benchmark, was a detriment. Poor stock selection limited returns from the consumer discretionary sector, where performance was flat.

The portfolio’s fixed income portion, which is composed of investment-grade corporate and U.S. government bonds, generated solid results. Longer-term corporate bonds provided a boost along with good selection within the insurance sector. Selection within the banking sector hurt performance.

For more on the strategy and positioning of the Balanced Portfolio, please see the Advisor’s Report that follows.

Mix of stocks, bonds helps provide diversification
While the Balanced Portfolio’s bond and stock holdings both advanced for the six months and matched their respective benchmarks, such rewarding synchronicity can’t be counted on. When it comes to forecasting the financial markets, “unpredictability” is one of the few constants.

The portfolio’s stocks offer the potential for long-term growth—along with the volatility—that comes with equity investing. Its bonds offer a cushion against this turbulence and a source of investment income. The Balanced Portfolio, led by its knowledgeable and experienced managers, is a low-cost way to achieve stock and bond diversification.

Total Returns
Six Months Ended
June 30, 2011
Vanguard Balanced Portfolio	5.18%
Composite Stock/Bond Index[1]	5.00
Variable Insurance Mixed-Asset Target Growth Funds Average[2]	4.83

Expense Ratios[3]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mixed-Asset
		Target Growth
	Portfolio	Funds Average
Balanced Portfolio	0.30%	0.49%

1 Weighted 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index.
2 Derived from data provided by Lipper Inc.
3 The portfolio expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2011, the annualized expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

2

Vanguard Balanced Portfolio

Advisor’s Report

The Balanced Portfolio returned 5.18% for the six months ended June 30, 2011. Our results for the period were in line with the 5.00% return of the Composite Stock/ Bond Index, which is weighted 65% in large-capitalization stocks and 35% in high-quality corporate bonds. The portfolio surpassed the 4.83% average return of its peer group.

The investment environment
Despite volatility and headline risk, stocks managed to post gains for the half-year; the market returned 6.01%, as measured by the S&P 500 Index. For most of the period, despite some lackluster data releases along the way, investors chose to focus on generally improving economic conditions, strong corporate earnings, and robust merger-and-acquisition activity. Heightened geopolitical risks, a devastating earthquake in Japan, and continued uncertainty surrounding sovereign debt issues in Europe during the period were not enough to offset investors’ perceptions of improving health in the global economy, even if that rate of improvement was slowing.

Bonds also produced positive total returns for the period. Although we believe credit markets will continue to perform well on the strength of improving economic data and healthy corporate credit fundamentals, we continue to monitor various downside risks to our outlook. These risks include the threat of rising global inflation—likely a matter of “when” rather than “if”—and sovereign credit concerns in Europe, which would likely have some spillover effect on global credit markets. We do not expect the world’s monetary policymakers to implement simultaneous and uniform responses to concerns over inflation. Divergent expectations on the timing and level of inflation will play a prominent role in driving the performance of fixed income markets in the months ahead.

Our successes
On the whole, security selection proved favorable for the equity portion of the portfolio, which modestly outpaced the S&P 500 Index for the period. Our stock selection within the information technology, materials, and energy sectors was particularly helpful. Among the top absolute contributors for the period were International Business Machines, BASF, and Chevron.

IBM, one of our largest holdings, performed well during the six months. The market responded favorably to the stock as the company showed signs of strong organic growth and used its robust free cash flow to repurchase stock. German conglomerate BASF posted solid operating margins in its chemicals and energy businesses and demonstrated strong execution relative to peers. The company’s shares benefited from higher prices for its products and increasing margins during the period. We added to our position in this out-of-benchmark holding.

As oil prices climbed at several points throughout the period, Chevron shares also rose. The company is well-positioned relative to peers given its leverage to oil prices, its small refining and marketing footprint, and the depth and quality of its upstream production portfolio. We also view Chevron’s recent acquisition of Atlas Energy favorably.

The portfolio’s fixed income portion also demonstrated favorable security selection during the period. More specifically, corporate bonds within the consumer and transportation sectors helped the portfolio’s results.

Selected Equity Portfolio Changes
Six Months Ended June 30, 2011

Additions	Comments
BP	We believe this multinational integrated energy company has more than enough capital reserved for liabilities arising from last year’s
Gulf of Mexico spill and that the stock is attractively valued. An opportunity exists for management to realize gains through the divestiture of noncore assets.
Prudential Financial	We like the company’s attractive business mix and good organic growth opportunities, and the stock trades at a discount to peers.
Positive prospects for Prudential’s Asian business don’t seem to be fully appreciated by the market.

Deletions	Comments
Wal-Mart	Higher food and energy prices are hurting Wal-Mart’s lower-end consumers. We eliminated our position because of weak sales, competition from online and dollar stores, and a perceived lack of strategic direction to address these issues.
Marathon Oil	This large U.S. refiner and oil exploration company announced that it was breaking its businesses into two separate entities, leading to a significant rally in the stock. We sold our position as it reached its fair value.

3

Vanguard Balanced Portfolio

Our shortfalls
In the equity portfolio, stock selection within the consumer discretionary and health care sectors detracted from results, as did our overweighting to the financial sector. In terms of individual stock holdings, absolute detractors for the period included Staples, Target, and Cisco Systems.

Staples has struggled with sluggish results from its retail business. The stock demonstrated a surprisingly weak response to improved economic activity and higher employment. The stock has suffered amid the market’s longer-term concerns about the relevance of office product retailing in the face of growing tablet use in the workplace. We reduced our exposure to the holding during the period.

Despite the recent poor performance of its stock, Target has a very strong core franchise and is engaging in a number of strategic initiatives to improve its relevance to its core customer, particularly in the area of food. Like many maturing retail concepts, Target is slowing its square-footage growth while maintaining highly attractive existing-store economics. We believe that free cash flow will increasingly find its way to the company’s stockholders through strong dividend growth. We added to our position during the period.

Networking equipment provider Cisco Systems disappointed investors with its margin guidance, stoking market concerns that the company may be compelled to cut prices to protect its market share. Cisco remains a holding based upon its attractive valuation and strong market position.

Our interest rate posture offset favorable security selection within the fixed income portion of the portfolio, which matched the 3.1% return of its all-corporate bond benchmark. The portfolio’s duration, only slightly longer than that of its benchmark, proved unfavorable in light of the modest steepening of the yield curve during the period. Yields on one-year Treasuries fell while 30-year bond yields rose.

The portfolio’s positioning
We continue to search diligently for attractively valued companies with strong operating characteristics. We are particularly interested in stocks of companies whose business fundamentals are poised to improve. As always, an above-average dividend is central to our stock selection process. Our discipline is focused on identifying industries and, ultimately, companies, where the outlook for supply-demand balance will be favorable. As of the end of the period, the portfolio was overweighted in health care, financial, and energy stocks and underweighted in stocks within the information technology and consumer sectors.

The bond portion of the portfolio is positioned close to neutral on interest rates. We remain largely invested in corporate bonds although we are cognizant that the recovery is tenuous and, therefore, we should continue to have some exposure to Treasuries as insurance against the economy slowing again. Other out-of-benchmark holdings include mortgage-backed and structured finance securities.

Edward P. Bousa, CFA,
Senior Vice President and Equity Portfolio Manager

John C. Keogh,
Senior Vice President and Fixed Income Portfolio Manager

Wellington Management Company, LLP
July 19, 2011

4

Vanguard Balanced Portfolio

Portfolio Profile
As of June 30, 2011

Total Portfolio Characteristics
Yield[1]	2.5%
Turnover Rate[2]	40%
Expense Ratio[3]	0.30%
Short-Term Reserves	1.6%

Total Portfolio Volatility Measures[4]
	Portfolio Versus	Portfolio Versus
	Composite Index[5]	Broad Index[6]
R-Squared	0.98	0.93
Beta	0.98	0.65

Equity Characteristics
		Comparative	Broad
	Portfolio	Index[7]	Index[6]
Number of Stocks	101	500	3,745
Median Market Cap	$69.3B	$50.1B	$30.8B
Price/Earnings Ratio	13.5x	15.9x	17.1x
Price/Book Ratio	1.9x	2.2x	2.2x
Dividend Yield	2.6%	2.0%	1.8%
Return on Equity	20.4%	20.3%	19.1%
Earnings Growth Rate	2.9%	5.6%	5.8%
Foreign Holdings	12.0%	0.0%	0.0%

Fixed Income Characteristics
		Comparative	Broad
	Portfolio	Index[8]	Index[9]
Number of Bonds	415	2,565	7,979
Yield to Maturity	3.4%[10]	3.3%	2.8%
Average Coupon	4.8%	4.9%	4.2%
Average Effective
Maturity	9.1 years	9.3 years 7.4 years
Average Duration	5.9 years	6.1 years 5.2 years

Ten Largest Stocks[11] (% of equity exposure)

Exxon Mobil Corp.	Integrated Oil & Gas	3.7%
AT&T Inc.	Integrated
	Telecommunication
	Services	3.7
Chevron Corp.	Integrated Oil & Gas	3.1
International Business	IT Consulting &
Machines Corp.	Other Services	2.9
Pfizer Inc.	Pharmaceuticals	2.6
Wells Fargo & Co.	Diversified Banks	2.6
Microsoft Corp.	Systems Software	2.1
JPMorgan Chase & Co.	Diversified Financial
	Services	2.1
Merck & Co. Inc.	Pharmaceuticals	2.0
Eli Lilly & Co.	Pharmaceuticals	1.7
Top Ten		26.5%
Top Ten as % of
Total Net Assets		17.7%

Sector Diversification (% of equity exposure)
	Comparative Broad
Portfolio		Index[7]	Index[6]
Consumer Discretionary	8.1%	10.7%	12.2%
Consumer Staples	7.3	10.6	9.7
Energy	14.0	12.7	11.2
Financials	17.7	15.1	15.4
Health Care	14.6	11.7	11.3
Industrials	11.8	11.3	11.6
Information Technology	13.9	17.7	18.4
Materials	4.5	3.7	4.4
Telecommunication
Services	4.1	3.1	2.6
Utilities	4.0	3.4	3.2

Portfolio Asset Allocation

1 30-day SEC yield for the portfolio. See definition on the next page.
2 Annualized.
3 The expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2011, the annualized expense ratio was 0.29%.
4 For an explanation of R-squared, beta, and other terms used here, see definitions on the next page.
5 Composite Stock/Bond Index, weighted 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index.
6 Dow Jones U.S. Total Stock Market Index.
7 S&P 500 Index.
8 Barclays Capital U.S. Credit A or Better Bond Index.
9 Barclays Capital U.S. Aggregate Bond Index.
10 Before expenses.
11 The holdings listed exclude any temporary cash investments and equity index products.

5

Vanguard Balanced Portfolio

Distribution by Credit Quality
(% of fixed income portfolio)
Aaa	18.4%
Aa	23.3
A	43.5
Baa	13.5
Ba	0.0
Not Rated	1.3

Sector Diversification[1]
(% of fixed income portfolio)
Asset-Backed/Commercial Mortgage-Backed	3.9%
Finance	33.1
Foreign	3.6
Government Mortgage-Backed	10.1
Industrial	33.9
Treasury/Agency	0.8
Utilities	8.7
Other	5.9

Equity Investment Focus

Fixed Income Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. The credit ratings assigned to fixed income securities are an indicator of risk. They represent a rating agency’s assessment of the issuer’s ability to meet its obligations. For this report, credit-quality ratings for each issue are obtained from Barclays Capital using ratings derived from Moody’s
Investors Service, Fitch Ratings, and Standard & Poor’s. When ratings from all three agencies are available, the median rating is used; when ratings are available from two of the agencies, the lower rating is used; and when one rating is available, that rating is used.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index.
If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

6

Vanguard Balanced Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2000–June 30, 2011

Average Annual Total Returns: Periods Ended June 30, 2011

	Inception Date	One Year	Five Years	Ten Years
Balanced Portfolio	5/23/1991	20.96%	5.95%	6.44%

1 Six months ended June 30, 2011.
2 Weighted 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index.
See Financial Highlights for dividend and capital gains information.

7

Vanguard Balanced Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2011

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (67.0%)
Consumer Discretionary (5.4%)
Comcast Corp. Class A	652,375	16,531
News Corp. Class A	775,100	13,719
Time Warner Inc.	226,266	8,229
Target Corp.	173,900	8,158
Johnson Controls Inc.	178,100	7,420
* Ford Motor Co.	445,850	6,148
Lowe’s Cos. Inc.	257,100	5,993
Staples Inc.	365,700	5,778
Home Depot Inc.	122,200	4,426
Honda Motor Co. Ltd. ADR	108,900	4,205
		80,607
Consumer Staples (4.9%)
PepsiCo Inc.	230,700	16,248
Philip Morris
International Inc.	211,900	14,149
Procter & Gamble Co.	205,967	13,093
CVS Caremark Corp.	197,000	7,403
Unilever NV	210,100	6,902
Coca-Cola Co.	92,100	6,197
Nestle SA ADR	83,250	5,190
Colgate-Palmolive Co.	36,900	3,226
		72,408
Energy (9.4%)
Exxon Mobil Corp.	455,925	37,103
Chevron Corp.	296,200	30,461
Anadarko Petroleum Corp.	199,200	15,291
Baker Hughes Inc.	145,900	10,586
Total SA ADR	175,112	10,128
Occidental Petroleum Corp.	83,800	8,719
Encana Corp.	199,172	6,132
Cenovus Energy Inc.	154,172	5,806
BG Group plc	249,873	5,674
Petroleo Brasileiro SA ADR	148,900	5,042
BP plc ADR	97,800	4,332
		139,274
Financials (11.8%)
Wells Fargo & Co.	908,700	25,498
JPMorgan Chase & Co.	501,048	20,513
MetLife Inc.	326,700	14,332
ACE Ltd.	171,600	11,295
Bank of America Corp.	942,500	10,330
PNC Financial Services
Group Inc.	167,500	9,985
* UBS AG	525,471	9,595
Standard Chartered plc	299,620	7,870
Chubb Corp.	115,000	7,200
BlackRock Inc.	37,200	7,135
Prudential Financial Inc.	102,100	6,493
Goldman Sachs Group Inc.	47,900	6,375
US Bancorp	249,500	6,365
Barclays plc	1,338,935	5,493
HSBC Holdings plc ADR	89,000	4,416
Hartford Financial Services
Group Inc.	164,900	4,348

			Market
			Value•
		Shares	($000)
	Mitsubishi UFJ Financial
	Group Inc.	789,700	3,849
	Swiss Re Ltd.	67,270	3,777
	Marsh & McLennan
	Cos. Inc.	113,000	3,525
	State Street Corp.	69,800	3,147
	Morgan Stanley	135,800	3,125
			174,666
Health Care (9.8%)
	Pfizer Inc.	1,238,823	25,520
	Merck & Co. Inc.	565,589	19,960
	Eli Lilly & Co.	453,400	17,016
	Johnson & Johnson	231,200	15,379
	Medtronic Inc.	349,000	13,447
	AstraZeneca plc ADR	238,000	11,917
	Cardinal Health Inc.	234,500	10,651
	Teva Pharmaceutical
	Industries Ltd. ADR	171,400	8,265
	Bristol-Myers Squibb Co.	278,700	8,071
	UnitedHealth Group Inc.	123,800	6,386
*	Celgene Corp.	90,700	5,471
*	Gilead Sciences Inc.	68,300	2,828
			144,911
Industrials (7.9%)
	General Electric Co.	730,900	13,785
	Northrop Grumman Corp.	162,400	11,262
	Siemens AG	81,592	11,213
	United Parcel Service Inc.
	Class B	150,700	10,991
	FedEx Corp.	108,200	10,263
	Deere & Co.	117,300	9,671
	Waste Management Inc.	257,100	9,582
	General Dynamics Corp.	112,800	8,406
	Canadian National
	Railway Co.	98,400	7,862
	Honeywell International Inc.	114,000	6,793
	Schneider Electric SA	38,478	6,425
	Raytheon Co.	119,300	5,947
	Illinois Tool Works Inc.	77,100	4,355
			116,555
Information Technology (9.3%)
	International Business
	Machines Corp.	169,100	29,009
	Microsoft Corp.	794,000	20,644
	Accenture plc Class A	225,500	13,625
	Texas Instruments Inc.	321,500	10,555
*	eBay Inc.	307,900	9,936
	Automatic Data
	Processing Inc.	180,100	9,488
	Qualcomm Inc.	163,200	9,268
	Oracle Corp.	262,700	8,645
	Cisco Systems Inc.	549,100	8,571
	Intel Corp.	305,300	6,765
	Taiwan Semiconductor
	Manufacturing Co.
	Ltd. ADR	496,486	6,261

		Market
		Value•
	Shares	($000)
SAP AG ADR	54,100	3,281
Nokia Oyj ADR	339,500	2,180
		138,228
Materials (3.0%)
BASF SE	127,602	12,508
Air Products &
Chemicals Inc.	87,700	8,382
Rio Tinto plc	87,672	6,330
Dow Chemical Co.	154,800	5,573
Syngenta AG ADR	68,500	4,628
Kinross Gold Corp.	243,700	3,851
CRH plc ADR	166,800	3,756
		45,028
Telecommunication Services (2.8%)
AT&T Inc.	1,157,822	36,367
* Sprint Nextel Corp.	840,100	4,528
		40,895
Utilities (2.7%)
Dominion Resources Inc.	263,700	12,729
NextEra Energy Inc.	201,100	11,555
Exelon Corp.	199,400	8,542
PG&E Corp.	153,500	6,452
		39,278
Total Common Stocks
(Cost $752,057)		991,850

8

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (3.7%)
U.S. Government Securities (0.2%)
	United States Treasury
	Note/Bond	3.500%	5/15/20	1,400	1,460
	United States Treasury
	Note/Bond	4.375%	5/15/41	1,500	1,498
					2,958
Agency Notes (0.1%)
	Residual Funding Corp.
	Principal Strip	0.000%	7/15/20	1,000	726

Conventional Mortgage-Backed Securities (3.2%)
‡,1,2 Freddie Mac Gold Pool		4.000%	8/1/40–
			7/1/41	46,897	46,901
1	Ginnie Mae I Pool	7.000%	11/15/31–
			11/15/33	312	363
1	Ginnie Mae I Pool	8.000%	9/15/30–
			9/15/30	83	86
					47,350
Nonconventional Mortgage-Backed Securities (0.2%)
[1,2]	Fannie Mae REMICS	3.500%	4/25/31	245	220
[1,2]	Fannie Mae REMICS	4.000%	9/25/29–
			5/25/31	470	456
[1,2]	Freddie Mac REMICS	3.500%	3/15/31	145	130
[1,2]	Freddie Mac REMICS	4.000%	12/15/30–
			4/15/31	2,726	2,609
					3,415
Total U.S. Government and Agency Obligations (Cost $53,231)					54,449
Asset-Backed/Commercial Mortgage-Backed Securities (1.2%)
1	Ally Auto Receivables Trust	1.350%	12/15/15	315	314
[1,3]	Ally Master Owner Trust	2.880%	4/15/15	500	512
1	Ally Master Owner Trust	2.150%	1/15/16	1,351	1,364
1	AmeriCredit Automobile
	Receivables Trust	1.170%	1/8/16	260	260
[1,3]	Avis Budget Rental Car
	Funding AESOP LLC	2.090%	4/20/15	1,375	1,382
1	CarMax Auto Owner Trust	2.160%	9/15/16	370	376
[1,3]	Citibank Omni Master Trust	3.350%	8/15/16	1,420	1,454
[1,3]	CitiFinancial Auto
	Issuance Trust	2.590%	10/15/13	1,055	1,069
1	CNH Equipment Trust	5.170%	10/15/14	419	437
1	Credit Suisse First Boston
	Mortgage Securities Corp.	4.597%	3/15/35	766	792
1	Credit Suisse First Boston
	Mortgage Securities Corp.	5.183%	11/15/36	118	123
1	Ford Credit Auto Lease Trust	0.740%	9/15/13	725	725
[1,4]	Ford Credit Floorplan
	Master Owner Trust	2.120%	2/15/16	520	528
[1,3]	Ford Credit Floorplan
	Master Owner Trust	4.200%	2/15/17	890	958
1	GE Capital Commercial
	Mortgage Corp.	5.145%	7/10/37	375	396
1	GE Capital Credit Card
	Master Note Trust	3.800%	11/15/17	870	927
[1,3]	Hertz Vehicle Financing LLC	2.200%	3/25/16	890	890
1	JP Morgan Chase
	Commercial Mortgage
	Securities Corp.	4.994%	7/12/35	975	1,012
[1,3]	Marriott Vacation Club
	Owner Trust	5.362%	10/20/28	127	132
1	Morgan Stanley Dean
	Witter Capital I	5.080%	9/15/37	552	571
[1,3]	Santander Consumer
	Acquired Receivables Trust	1.400%	10/15/14	650	662
[1,3]	Santander Drive Auto
	Receivables Trust	1.010%	7/15/13	865	866
[1,3]	Santander Drive Auto
	Receivables Trust	1.370%	8/15/13	744	746

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[1,3]	Santander Drive Auto
	Receivables Trust	1.830%	11/17/14	695	700
1	Santander Drive Auto
	Receivables Trust	2.350%	11/16/15	245	247
1	World Omni Automobile
	Lease Securitization Trust	1.490%	10/15/14	680	684
Total Asset-Backed/Commercial
Mortgage-Backed Securities (Cost $18,053)					18,127
Corporate Bonds (24.1%)
Finance (10.5%)
	Banking (7.7%)
	American Express Bank FSB	5.550%	10/17/12	1,500	1,583
	American Express Credit Corp.	5.875%	5/2/13	1,300	1,397
	American Express Credit Corp.	2.750%	9/15/15	100	100
3	American Express Travel
	Related Services Co. Inc.	5.250%	11/21/11	1,000	1,016
3	ANZ National International Ltd.	2.375%	12/21/12	435	442
3	ANZ National International Ltd.	6.200%	7/19/13	600	651
	BAC Capital Trust VI	5.625%	3/8/35	2,845	2,493
	Bank of America Corp.	5.750%	12/1/17	500	531
	Bank of America NA	5.300%	3/15/17	2,000	2,055
	Bank of New York Mellon Corp. 4.950%		11/1/12	1,000	1,057
	Bank of New York Mellon Corp. 4.950%		3/15/15	1,345	1,461
	Bank of Nova Scotia	3.400%	1/22/15	2,100	2,205
	Barclays Bank plc	2.375%	1/13/14	2,100	2,122
3	Barclays Bank plc	5.926%	12/15/49	1,000	909
	BB&T Corp.	4.900%	6/30/17	1,000	1,064
	Bear Stearns Cos. LLC	6.400%	10/2/17	235	267
	Bear Stearns Cos. LLC	7.250%	2/1/18	425	503
	BNY Mellon NA	4.750%	12/15/14	250	274
	Canadian Imperial Bank
	of Commerce	2.350%	12/11/15	1,400	1,392
	Capital One Bank USA NA	6.500%	6/13/13	650	708
	Citigroup Inc.	5.300%	10/17/12	1,500	1,575
	Citigroup Inc.	4.587%	12/15/15	570	596
	Citigroup Inc.	3.953%	6/15/16	826	844
	Citigroup Inc.	6.125%	11/21/17	2,320	2,559
	Citigroup Inc.	5.375%	8/9/20	300	312
	Citigroup Inc.	6.625%	6/15/32	2,000	2,042
	Citigroup Inc.	6.125%	8/25/36	1,000	957
	Citigroup Inc.	8.125%	7/15/39	180	227
3	Commonwealth Bank
	of Australia	3.750%	10/15/14	575	604
3	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA 3.200%		3/11/15	1,300	1,349
3	Credit Agricole SA	3.500%	4/13/15	1,255	1,267
	Credit Suisse AG	5.400%	1/14/20	1,050	1,067
	Credit Suisse New York	5.000%	5/15/13	2,250	2,399
	Credit Suisse New York	2.200%	1/14/14	1,220	1,235
	Credit Suisse USA Inc.	6.500%	1/15/12	1,000	1,031
	Deutsche Bank AG	5.375%	10/12/12	825	871
	Deutsche Bank Financial LLC	5.375%	3/2/15	1,963	2,094
	Goldman Sachs Group Inc.	6.000%	5/1/14	750	820
	Goldman Sachs Group Inc.	5.350%	1/15/16	2,500	2,694
	Goldman Sachs Group Inc.	5.625%	1/15/17	1,000	1,058
	Goldman Sachs Group Inc.	5.950%	1/18/18	1,325	1,437
	Goldman Sachs Group Inc.	6.450%	5/1/36	2,000	1,907
	Goldman Sachs Group Inc.	6.750%	10/1/37	1,360	1,356
	Goldman Sachs Group Inc.	6.250%	2/1/41	470	474
3	HBOS plc	6.000%	11/1/33	1,415	1,056
3	HSBC Bank plc	2.000%	1/19/14	700	706
3	HSBC Bank plc	3.500%	6/28/15	500	513
3	HSBC Bank plc	4.750%	1/19/21	1,700	1,690
	HSBC Bank USA NA	4.625%	4/1/14	1,290	1,376
	HSBC Holdings plc	6.500%	5/2/36	1,000	1,026
3	ING Bank NV	2.650%	1/14/13	1,000	1,011
3	ING Bank NV	2.000%	10/18/13	1,000	992
	JPMorgan Chase & Co.	4.650%	6/1/14	2,000	2,144
	JPMorgan Chase & Co.	5.125%	9/15/14	1,000	1,079
	JPMorgan Chase & Co.	3.700%	1/20/15	1,200	1,243

9

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	6.000%	1/15/18	1,500	1,678
	JPMorgan Chase & Co.	6.300%	4/23/19	265	298
	JPMorgan Chase & Co.	4.950%	3/25/20	1,000	1,034
	JPMorgan Chase & Co.	7.900%	12/29/49	983	1,057
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	2,000	2,100
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	1,250	1,382
	Merrill Lynch & Co. Inc.	6.220%	9/15/26	1,000	980
	Morgan Stanley	6.750%	10/15/13	1,000	1,094
	Morgan Stanley	6.000%	5/13/14	1,000	1,090
	Morgan Stanley	6.000%	4/28/15	1,000	1,081
	Morgan Stanley	3.800%	4/29/16	255	255
	Morgan Stanley	5.450%	1/9/17	1,000	1,053
	Morgan Stanley	5.750%	1/25/21	1,140	1,176
	Morgan Stanley	6.250%	8/9/26	3,000	3,138
	National City Corp.	6.875%	5/15/19	1,000	1,153
3	Nordea Bank AB	2.125%	1/14/14	1,010	1,021
3	Nordea Bank AB	3.700%	11/13/14	570	596
	Northern Trust Corp.	5.200%	11/9/12	1,025	1,084
	Northern Trust Corp.	3.450%	11/4/20	255	243
3	Oversea-Chinese
	Banking Corp. Ltd.	7.750%	9/6/11	600	607
	Paribas/New York	6.950%	7/22/13	2,000	2,159
	PNC Bank NA	4.875%	9/21/17	1,500	1,608
	PNC Financial Services
	Group Inc.	8.250%	5/31/49	1,300	1,378
3	Societe Generale SA	5.200%	4/15/21	2,300	2,220
3	Standard Chartered plc	3.850%	4/27/15	380	394
	State Street Corp.	5.375%	4/30/17	2,775	3,145
3	Svenska Handelsbanken AB	4.875%	6/10/14	1,400	1,518
	UBS AG	3.875%	1/15/15	1,000	1,047
	UBS AG	5.875%	7/15/16	1,500	1,625
	US Bancorp	2.875%	11/20/14	800	833
	US Bank NA	6.300%	2/4/14	1,000	1,114
	Wachovia Bank NA	6.600%	1/15/38	2,000	2,212
	Wachovia Corp.	5.250%	8/1/14	1,160	1,248
	Wachovia Corp.	7.500%	4/15/35	1,000	1,165
	Wells Fargo & Co.	5.125%	9/1/12	1,000	1,046
	Wells Fargo & Co.	5.250%	10/23/12	1,000	1,057
	Wells Fargo & Co.	3.625%	4/15/15	925	962
	Wells Fargo & Co.	5.625%	12/11/17	820	909

	Brokerage (0.1%)
	Ameriprise Financial Inc.	5.300%	3/15/20	305	325
	Charles Schwab Corp.	4.950%	6/1/14	380	416

	Finance Companies (0.5%)
	General Electric Capital Corp.	5.450%	1/15/13	790	840
	General Electric Capital Corp.	2.950%	5/9/16	500	502
	General Electric Capital Corp.	4.625%	1/7/21	2,500	2,507
	General Electric Capital Corp.	5.300%	2/11/21	795	827
	General Electric Capital Corp.	6.750%	3/15/32	1,000	1,104
	General Electric Capital Corp.	6.150%	8/7/37	1,545	1,592
	HSBC Finance Corp.	6.375%	10/15/11	1,000	1,016

	Insurance (1.7%)
	ACE INA Holdings Inc.	2.600%	11/23/15	600	600
	ACE INA Holdings Inc.	5.800%	3/15/18	1,295	1,437
	Aetna Inc.	6.500%	9/15/18	335	390
	Allstate Corp.	5.000%	8/15/14	1,000	1,103
	Allstate Corp.	6.750%	5/15/18	1,000	1,165
1	Allstate Corp.	6.125%	5/15/67	1,000	980
	Berkshire Hathaway
	Finance Corp.	4.625%	10/15/13	2,000	2,143
	Genworth Global
	Funding Trusts	5.750%	5/15/13	1,000	1,054
	Hartford Financial Services
	Group Inc.	6.000%	1/15/19	1,500	1,599
[1,3]	Massachusetts Mutual
	Life Insurance Co.	7.625%	11/15/23	2,000	2,432
3	Metropolitan Life
	Global Funding I	5.125%	11/9/11	1,000	1,016

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Metropolitan Life
	Global Funding I	5.125%	6/10/14	2,000	2,180
3	New York Life Insurance Co.	5.875%	5/15/33	2,100	2,180
	Prudential Financial Inc.	5.150%	1/15/13	425	448
	Prudential Financial Inc.	4.750%	4/1/14	2,300	2,474
	Prudential Financial Inc.	3.000%	5/12/16	450	448
3	TIAA Global Markets Inc.	5.125%	10/10/12	1,380	1,455
	UnitedHealth Group Inc.	6.000%	6/15/17	500	567
	UnitedHealth Group Inc.	6.000%	2/15/18	700	794
	UnitedHealth Group Inc.	3.875%	10/15/20	601	588

	Other Finance (0.1%)
	NYSE Euronext	4.800%	6/28/13	1,570	1,677

	Real Estate Investment Trusts (0.4%)
	Duke Realty LP	5.950%	2/15/17	75	82
	Duke Realty LP	6.500%	1/15/18	300	332
	HCP Inc.	3.750%	2/1/16	210	214
	Simon Property Group LP	5.100%	6/15/15	1,000	1,096
	Simon Property Group LP	6.100%	5/1/16	1,800	2,050
3	WCI Finance LLC / WEA
	Finance LLC	5.700%	10/1/16	1,000	1,110
3	WEA Finance LLC	7.125%	4/15/18	1,000	1,157
					155,501
Industrial (10.8%)
	Basic Industry (0.4%)
	Agrium Inc.	6.125%	1/15/41	210	218
	ArcelorMittal	6.750%	3/1/41	676	667
	BHP Billiton Finance USA Ltd.	4.800%	4/15/13	1,000	1,068
	EI du Pont de Nemours & Co.	4.750%	11/15/12	440	465
	EI du Pont de Nemours & Co.	2.750%	4/1/16	1,400	1,423
[1,3]	Pacific Beacon LLC	5.379%	7/15/26	335	351
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	1,500	1,751

	Capital Goods (1.1%)
	Caterpillar Financial
	Services Corp.	2.000%	4/5/13	260	266
	Caterpillar Financial
	Services Corp.	6.200%	9/30/13	1,000	1,112
	Caterpillar Financial
	Services Corp.	1.375%	5/20/14	660	660
	Caterpillar Inc.	3.900%	5/27/21	915	914
	General Dynamics Corp.	4.250%	5/15/13	2,000	2,130
	General Electric Co.	5.250%	12/6/17	1,735	1,924
	Honeywell International Inc.	4.250%	3/1/21	1,002	1,032
	John Deere Capital Corp.	5.350%	1/17/12	2,000	2,053
	John Deere Capital Corp.	5.100%	1/15/13	1,000	1,065
	Raytheon Co.	1.625%	10/15/15	880	860
3	Siemens
	Financieringsmaatschappij NV	5.750%	10/17/16	2,225	2,554
	United Technologies Corp.	4.875%	5/1/15	325	362
	United Technologies Corp.	7.500%	9/15/29	770	998
	United Technologies Corp.	6.050%	6/1/36	675	761

	Communication (1.9%)
	AT&T Inc.	5.875%	2/1/12	1,000	1,030
	AT&T Inc.	4.950%	1/15/13	1,250	1,325
	AT&T Inc.	5.100%	9/15/14	500	550
	AT&T Inc.	5.600%	5/15/18	1,000	1,116
	AT&T Inc.	6.450%	6/15/34	1,595	1,700
	AT&T Inc.	6.800%	5/15/36	500	557
	BellSouth Corp.	6.550%	6/15/34	2,975	3,193
	BellSouth
	Telecommunications Inc.	7.000%	12/1/95	1,000	1,046
	CBS Corp.	4.300%	2/15/21	675	654
	Comcast Corp.	5.700%	5/15/18	500	557
	DIRECTV Holdings LLC /
	DIRECTV Financing Co. Inc.	3.125%	2/15/16	210	213
	DIRECTV Holdings LLC /
	DIRECTV Financing Co. Inc.	3.500%	3/1/16	800	824

10

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	DIRECTV Holdings LLC /
	DIRECTV Financing Co. Inc.	5.200%	3/15/20	500	526
	DIRECTV Holdings LLC /
	DIRECTV Financing Co. Inc.	6.375%	3/1/41	635	675
	Discovery Communications LLC 5.625%		8/15/19	80	88
	Discovery Communications LLC 5.050%		6/1/20	420	445
	France Telecom SA	4.375%	7/8/14	765	827
	Grupo Televisa SA	6.625%	1/15/40	630	653
3	NBCUniversal Media LLC	4.375%	4/1/21	600	589
3	News America Inc.	4.500%	2/15/21	375	372
3	News America Inc.	6.150%	2/15/41	800	803
	Telefonica Emisiones SAU	3.992%	2/16/16	910	918
	Time Warner Cable Inc.	5.850%	5/1/17	830	929
	Time Warner Cable Inc.	6.750%	6/15/39	750	815
	Verizon Communications Inc.	5.500%	2/15/18	1,225	1,365
	Verizon Communications Inc.	5.850%	9/15/35	475	491
	Verizon Communications Inc.	6.900%	4/15/38	290	332
	Verizon Global Funding Corp.	6.875%	6/15/12	2,000	2,113
	Verizon Global Funding Corp.	7.750%	12/1/30	1,590	1,998
	Vodafone Group plc	5.000%	12/16/13	1,000	1,086
	Vodafone Group plc	2.875%	3/16/16	1,100	1,108

	Consumer Cyclical (1.5%)
3	American Honda
	Finance Corp.	4.625%	4/2/13	1,000	1,058
	CVS Caremark Corp.	4.875%	9/15/14	1,000	1,095
	CVS Caremark Corp.	5.750%	6/1/17	585	659
	Daimler Finance
	North America LLC	6.500%	11/15/13	1,145	1,272
	Daimler Finance
	North America LLC	8.500%	1/18/31	1,000	1,343
	Home Depot Inc.	3.950%	9/15/20	500	494
	Lowe’s Cos. Inc.	6.875%	2/15/28	710	832
	Lowe’s Cos. Inc.	6.500%	3/15/29	1,000	1,116
	Staples Inc.	9.750%	1/15/14	675	805
	Target Corp.	5.875%	3/1/12	1,000	1,036
	Target Corp.	5.125%	1/15/13	480	513
	Time Warner Inc.	4.875%	3/15/20	500	517
	Time Warner Inc.	6.500%	11/15/36	520	552
	Toyota Motor Credit Corp.	2.800%	1/11/16	1,105	1,123
	Wal-Mart Stores Inc.	3.250%	10/25/20	742	707
	Wal-Mart Stores Inc.	4.250%	4/15/21	1,000	1,019
	Wal-Mart Stores Inc.	5.625%	4/15/41	2,640	2,699
	Walt Disney Co.	4.700%	12/1/12	1,450	1,532
	Walt Disney Co.	5.625%	9/15/16	1,000	1,157
	Western Union Co.	5.930%	10/1/16	2,000	2,251

	Consumer Noncyclical (3.5%)
	Abbott Laboratories	4.350%	3/15/14	1,000	1,089
	Altria Group Inc.	4.125%	9/11/15	500	530
	Altria Group Inc.	4.750%	5/5/21	455	454
	Amgen Inc.	2.300%	6/15/16	635	629
	Amgen Inc.	4.500%	3/15/20	165	170
	Anheuser-Busch InBev
	Worldwide Inc.	5.375%	1/15/20	200	220
	Anheuser-Busch InBev
	Worldwide Inc.	4.375%	2/15/21	2,000	2,043
	AstraZeneca plc	6.450%	9/15/37	615	713
	Baxter International Inc.	5.900%	9/1/16	502	588
3	Cargill Inc.	4.307%	5/14/21	2,092	2,100
3	Cargill Inc.	6.875%	5/1/28	645	761
3	Cargill Inc.	6.125%	4/19/34	1,270	1,369
	Coca-Cola Co.	5.350%	11/15/17	1,500	1,734
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	500	479
	Coca-Cola HBC Finance BV	5.125%	9/17/13	1,000	1,067
	Coca-Cola HBC Finance BV	5.500%	9/17/15	700	769
	Coca-Cola Refreshments
	USA Inc.	6.125%	8/15/11	1,000	1,006
	Colgate-Palmolive Co.	7.600%	5/19/25	480	625
	Diageo Capital plc	5.200%	1/30/13	1,220	1,303
	Dr Pepper Snapple Group Inc.	2.900%	1/15/16	246	248

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Eli Lilly & Co.	6.000%	3/15/12	1,000	1,039
	Express Scripts Inc.	6.250%	6/15/14	375	421
	GlaxoSmithKline Capital Inc.	4.850%	5/15/13	1,250	1,344
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	2,000	2,068
	Hershey Co.	4.850%	8/15/15	380	421
	Johnson & Johnson	2.150%	5/15/16	900	902
	Johnson & Johnson	5.150%	7/15/18	500	565
	Kellogg Co.	4.000%	12/15/20	1,400	1,391
	Kimberly-Clark Corp.	5.000%	8/15/13	1,000	1,084
	Kimberly-Clark Corp.	4.875%	8/15/15	1,000	1,117
	Kraft Foods Inc.	5.375%	2/10/20	1,000	1,092
	McKesson Corp.	3.250%	3/1/16	175	180
	Medtronic Inc.	4.750%	9/15/15	1,000	1,109
	Merck & Co. Inc.	5.125%	11/15/11	1,000	1,017
	Merck & Co. Inc.	5.300%	12/1/13	1,000	1,104
	PepsiCo Inc.	3.100%	1/15/15	1,200	1,258
	PepsiCo Inc.	3.125%	11/1/20	1,300	1,219
	PepsiCo Inc.	7.000%	3/1/29	500	616
	Pfizer Inc.	6.200%	3/15/19	1,400	1,639
	Philip Morris International Inc.	4.500%	3/26/20	250	259
	Philip Morris International Inc.	4.125%	5/17/21	1,025	1,019
1	Procter & Gamble - Esop	9.360%	1/1/21	1,615	2,039
3	Roche Holdings Inc.	6.000%	3/1/19	750	863
3	SABMiller plc	6.500%	7/1/16	1,500	1,747
	Sanofi	4.000%	3/29/21	1,130	1,121
	St. Jude Medical Inc.	2.500%	1/15/16	666	667
3	Tesco plc	5.500%	11/15/17	1,500	1,690
	Thermo Fisher Scientific Inc.	2.050%	2/21/14	217	222
	Thermo Fisher Scientific Inc.	3.250%	11/20/14	235	248
	Thermo Fisher Scientific Inc.	3.200%	5/1/15	265	275
	Thermo Fisher Scientific Inc.	3.200%	3/1/16	260	268
	Unilever Capital Corp.	4.250%	2/10/21	3,205	3,323

	Energy (0.6%)
	Apache Finance Canada Corp.	7.750%	12/15/29	400	502
	BP Capital Markets plc	3.125%	10/1/15	400	410
	BP Capital Markets plc	3.200%	3/11/16	900	914
	BP Capital Markets plc	4.750%	3/10/19	645	677
	BP Capital Markets plc	4.500%	10/1/20	400	405
	ConocoPhillips	5.200%	5/15/18	1,500	1,679
	EOG Resources Inc.	5.625%	6/1/19	425	477
3	Motiva Enterprises LLC	5.750%	1/15/20	125	139
	Occidental Petroleum Corp.	4.100%	2/1/21	1,020	1,044
	Shell International Finance BV	3.250%	9/22/15	1,100	1,154
	Shell International Finance BV	4.375%	3/25/20	1,000	1,050
	Suncor Energy Inc.	5.950%	12/1/34	500	513

	Other Industrial (0.2%)
3	Hutchison Whampoa
	International 03/13 Ltd.	6.500%	2/13/13	2,000	2,156
	Snap-On Inc.	6.250%	8/15/11	1,400	1,409

	Technology (0.9%)
	Cisco Systems Inc.	4.450%	1/15/20	1,000	1,037
	Dell Inc.	5.875%	6/15/19	910	1,023
	Google Inc.	2.125%	5/19/16	685	685
	Hewlett-Packard Co.	2.650%	6/1/16	500	503
	Hewlett-Packard Co.	5.500%	3/1/18	865	966
	Hewlett-Packard Co.	3.750%	12/1/20	1,000	971
	Hewlett-Packard Co.	4.300%	6/1/21	1,500	1,515
	IBM International Group
	Capital LLC	5.050%	10/22/12	1,000	1,058
	International Business
	Machines Corp.	2.000%	1/5/16	825	819
	International Business
	Machines Corp.	5.875%	11/29/32	2,000	2,197
	Microsoft Corp.	4.000%	2/8/21	500	508
	Microsoft Corp.	4.500%	10/1/40	595	542
	Oracle Corp.	4.950%	4/15/13	750	804
	Oracle Corp.	6.125%	7/8/39	350	386

11

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Transportation (0.7%)
1	Continental Airlines 2007-1
	Class A Pass Through Trust	5.983%	4/19/22	890	917
3	ERAC USA Finance LLC	5.900%	11/15/15	500	560
3	ERAC USA Finance LLC	4.500%	8/16/21	125	125
3	ERAC USA Finance LLC	7.000%	10/15/37	1,000	1,111
1	Federal Express Corp. 1998
	Pass Through Trust	6.720%	1/15/22	1,258	1,445
	Norfolk Southern Corp.	7.700%	5/15/17	1,500	1,860
	Southwest Airlines Co.	5.750%	12/15/16	1,500	1,654
1	Southwest Airlines Co. 2007-1
	Pass Through Trust	6.150%	8/1/22	485	523
	United Parcel Service Inc.	4.500%	1/15/13	1,098	1,163
	United Parcel Service Inc.	4.875%	11/15/40	460	442
					159,879
Utilities (2.8%)
	Electric (2.4%)
	Alabama Power Co.	4.850%	12/15/12	1,325	1,403
	Alabama Power Co.	5.550%	2/1/17	585	658
	Ameren Illinois Co.	6.125%	12/15/28	1,000	982
	Carolina Power & Light Co.	6.300%	4/1/38	365	419
	Commonwealth Edison Co.	5.950%	8/15/16	770	880
	Connecticut Light & Power Co.	5.650%	5/1/18	465	524
	Consolidated Edison Co.
	of New York Inc.	5.500%	9/15/16	700	801
	Consolidated Edison Co.
	of New York Inc.	5.300%	12/1/16	890	1,013
	Dominion Resources Inc.	5.200%	8/15/19	750	819
	Duke Energy Carolinas LLC	5.250%	1/15/18	275	307
	Duke Energy Carolinas LLC	5.100%	4/15/18	590	651
	Duke Energy Carolinas LLC	3.900%	6/15/21	1,290	1,292
3	EDP Finance BV	5.375%	11/2/12	1,220	1,230
3	Enel Finance International NV	6.800%	9/15/37	1,285	1,258
	Florida Power & Light Co.	5.550%	11/1/17	200	233
	Florida Power & Light Co.	5.650%	2/1/35	1,000	1,059
	Florida Power & Light Co.	4.950%	6/1/35	1,000	965
	Florida Power & Light Co.	5.950%	2/1/38	785	875
	Florida Power Corp.	6.350%	9/15/37	200	232
	Georgia Power Co.	5.400%	6/1/18	1,165	1,303
	Midamerican Energy
	Holdings Co.	6.125%	4/1/36	1,000	1,070
	National Rural Utilities
	Cooperative Finance Corp.	5.450%	2/1/18	1,500	1,673
	Northern States Power Co.	6.250%	6/1/36	2,000	2,300
	NSTAR	4.500%	11/15/19	90	94
	Pacific Gas & Electric Co.	4.250%	5/15/21	300	299
	PacifiCorp	6.250%	10/15/37	2,000	2,264
	Peco Energy Co.	5.350%	3/1/18	565	628
	Potomac Electric Power Co.	6.500%	11/15/37	750	880
	PPL Energy Supply LLC	6.200%	5/15/16	453	507
	Public Service Electric
	& Gas Co.	5.300%	5/1/18	1,900	2,133
	San Diego Gas & Electric Co.	6.000%	6/1/26	600	675
	South Carolina Electric
	& Gas Co.	6.050%	1/15/38	1,000	1,091
	Southern California Edison Co.	6.000%	1/15/34	1,000	1,104
	Southern California Edison Co.	5.550%	1/15/37	2,250	2,351
	Wisconsin Electric Power Co.	4.500%	5/15/13	615	653
	Wisconsin Electric Power Co.	5.700%	12/1/36	690	728

	Natural Gas (0.3%)
	AGL Capital Corp.	6.375%	7/15/16	775	888
3	DCP Midstream LLC	6.450%	11/3/36	935	979
	National Grid plc	6.300%	8/1/16	1,000	1,149
	TransCanada PipeLines Ltd.	3.800%	10/1/20	1,220	1,207

	Other Utility (0.1%)
	UGI Utilities Inc.	5.753%	9/30/16	1,170	1,319
					40,896
Total Corporate Bonds (Cost $336,584)					356,276

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Sovereign Bonds (U.S. Dollar-Denominated) (1.1%)
3	Abu Dhabi National Energy Co.	5.875%	10/27/16	595	640
3	CDP Financial Inc.	4.400%	11/25/19	1,000	1,020
3	EDF SA	4.600%	1/27/20	1,200	1,241
	International Bank for
	Reconstruction &
	Development	4.750%	2/15/35	2,000	2,060
	Japan Finance Organization
	for Municipalities	4.625%	4/21/15	1,000	1,104
	Kreditanstalt fuer
	Wiederaufbau	1.250%	10/26/15	2,000	1,958
	Oesterreichische
	Kontrollbank AG	4.500%	3/9/15	2,000	2,210
	Province of British Columbia	4.300%	5/30/13	1,000	1,064
	Province of Ontario Canada	1.375%	1/27/14	2,000	2,014
	Province of Ontario Canada	4.500%	2/3/15	2,000	2,206
	Province of Quebec Canada	5.125%	11/14/16	1,000	1,145
3	Ras Laffan Liquefied
	Natural Gas Co. Ltd. III	5.500%	9/30/14	405	438
Total Sovereign Bonds (Cost $16,129)					17,100
Taxable Municipal Bonds (1.6%)
	Atlanta GA Downtown
	Development Authority
	Revenue	6.875%	2/1/21	515	610
	Bay Area Toll Authority
	California Toll Bridge
	Revenue (San Francisco
	Bay Area)	6.263%	4/1/49	1,000	1,083
	California GO	5.700%	11/1/21	265	278
	California GO	7.550%	4/1/39	85	98
	California GO	7.300%	10/1/39	125	140
	California GO	7.600%	11/1/40	660	762
	Chicago IL Metropolitan
	Water Reclamation
	District GO	5.720%	12/1/38	215	223
	Chicago IL O’Hare
	International Airport
	Revenue	6.845%	1/1/38	530	550
	Chicago IL O’Hare
	International Airport
	Revenue	6.395%	1/1/40	225	235
	Dallas TX Area Rapid
	Transit Revenue	5.999%	12/1/44	750	824
	Illinois GO	5.365%	3/1/17	20	21
	Illinois GO	5.665%	3/1/18	595	615
	Illinois GO	5.877%	3/1/19	595	613
	Illinois GO	5.100%	6/1/33	95	81
	Kansas Development
	Finance Authority Revenue
	(Public Employees
	Retirement System)	5.501%	5/1/34	2,000	1,983
	Los Angeles CA Department
	of Water & Power Revenue	6.008%	7/1/39	355	360
	Los Angeles CA Unified
	School District GO	5.750%	7/1/34	1,400	1,406
	Maryland Transportation
	Authority Facilities
	Projects Revenue	5.888%	7/1/43	545	577
	Massachusetts Development
	Finance Agency Revenue
	(Harvard University)	6.300%	10/1/37	2,000	2,207
	Massachusetts School Building
	Authority Dedicated
	Sales Tax Revenue	5.715%	8/15/39	1,000	1,062
	Metropolitan New York
	Transportation Authority
	Revenue (Dedicated
	Tax Fund)	7.336%	11/15/39	325	393

12

Vanguard Balanced Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Metropolitan New York
Transportation Authority
Revenue (Dedicated
Tax Fund)	6.089%	11/15/40	165	173
New Jersey Turnpike
Authority Revenue	7.414%	1/1/40	410	498
New Jersey Turnpike
Authority Revenue	7.102%	1/1/41	500	584
North Texas Tollway
Authority System Revenue	6.718%	1/1/49	1,555	1,701
[1,3] Ohana Military
Communities LLC	5.558%	10/1/36	400	350
[1,3] Ohana Military
Communities LLC	5.780%	10/1/36	545	511
Oregon Department
Transportation Highway
Usertax Revenue	5.834%	11/15/34	655	692
Oregon GO	5.902%	8/1/38	490	522
Oregon School Boards
Association GO	5.528%	6/30/28	2,000	1,982
Port Authority of New York
& New Jersey Revenue	5.859%	12/1/24	325	366
Port Authority of New York
& New Jersey Revenue	6.040%	12/1/29	265	289
San Antonio TX Electric
& Gas Systems Revenue	5.985%	2/1/39	305	336
South Carolina Public Service
Authority Revenue	6.454%	1/1/50	300	330
University of California Regents
Medical Center Revenue	6.583%	5/15/49	595	607
University of California
Revenue	5.770%	5/15/43	1,010	1,000
Total Taxable Municipal Bonds (Cost $23,107)				24,062
Temporary Cash Investment (1.3%)
Repurchase Agreement (1.3%)
Credit Suisse Securities (USA) LLC
(Dated 6/30/11,
Repurchase Value
$19,300,000, collateralized
by U.S. Treasury Note/Bond
2.125%, 11/30/14)
(Cost $19,300)	0.010%	7/1/11	19,300	19,300
Total Investments (100.0%) (Cost $1,218,461)				1,481,164
Other Assets and Liabilities (0.0%)
Other Assets[5]				20,059
Liabilities				(20,615)
				(556)
Net Assets (100%)
Applicable to 77,255,614 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,480,608
Net Asset Value Per Share				$19.17

At June 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	1,232,975
Undistributed Net Investment Income	19,141
Accumulated Net Realized Losses	(34,201)
Unrealized Appreciation (Depreciation)
Investment Securities	262,703
Futures Contracts	(25)
Foreign Currencies	15
Net Assets	1,480,608

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
‡ Includes securities purchased on a when-issued or delayed delivery basis for which the portfolio has not taken delivery as of June 30, 2011.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the aggregate value of these securities was $65,478,000, representing 4.4% of net assets.
4 Adjustable-rate security.
5 Cash of $24,000, has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Vanguard Balanced Portfolio

Statement of Operations

Six Months Ended
June 30, 2011
($000)
Investment Income
Income
Dividends[1]	13,190
Interest	10,045
Security Lending	68
Total Income	23,303
Expenses
Investment Advisory Fees—Note B
Basic Fee	468
Performance Adjustment	31
The Vanguard Group—Note C
Management and Administrative	1,415
Marketing and Distribution	140
Custodian Fees	11
Shareholders’ Reports	24
Trustees’ Fees and Expenses	1
Total Expenses	2,090
Net Investment Income	21,213
Realized Net Gain (Loss)
Investment Securities Sold	29,504
Futures Contracts	(782)
Swap Contracts	106
Foreign Currencies	11
Realized Net Gain (Loss)	28,839
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	21,970
Futures Contracts	(59)
Swap Contracts	(11)
Foreign Currencies	10
Change in Unrealized Appreciation
(Depreciation)	21,910
Net Increase (Decrease) in Net Assets
Resulting from Operations	71,962

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,213	37,934
Realized Net Gain (Loss)	28,839	29,422
Change in Unrealized Appreciation (Depreciation)	21,910	70,211
Net Increase (Decrease) in Net Assets Resulting from Operations	71,962	137,567
Distributions
Net Investment Income	(37,407)	(38,910)
Realized Capital Gain	—	—
Total Distributions	(37,407)	(38,910)
Capital Share Transactions
Issued	83,969	125,477
Issued in Lieu of Cash Distributions	37,407	38,910
Redeemed	(72,543)	(149,364)
Net Increase (Decrease) from Capital Share Transactions	48,833	15,023
Total Increase (Decrease)	83,388	113,680
Net Assets
Beginning of Period	1,397,220	1,283,540
End of Period[2]	1,480,608	1,397,220

1 Dividends are net of foreign withholding taxes of $300,000.
2 Net Assets—End of Period includes undistributed net investment income of $19,141,000 and $35,263,000.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Vanguard Balanced Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$18.70	$17.35	$14.85	$20.76	$20.62	$19.04
Investment Operations
Net Investment Income	.270	.506	.526	.660	.640	.580
Net Realized and Unrealized Gain (Loss)
on Investments	.695	1.369	2.674	(5.060)	.980	2.140
Total from Investment Operations	.965	1.875	3.200	(4.400)	1.620	2.720
Distributions
Dividends from Net Investment Income	(.495)	(.525)	(.700)	(.640)	(.590)	(.510)
Distributions from Realized Capital Gains	—	—	—	(.870)	(.890)	(.630)
Total Distributions	(.495)	(.525)	(.700)	(1.510)	(1.480)	(1.140)
Net Asset Value, End of Period	$19.17	$18.70	$17.35	$14.85	$20.76	$20.62

Total Return	5.18%	11.02%	22.90%	–22.57%	8.36%	14.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,481	$1,397	$1,284	$1,108	$1,547	$1,404
Ratio of Total Expenses to
Average Net Assets[1]	0.29%	0.30%	0.31%	0.25%	0.24%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.93%	2.90%	3.44%	3.54%	3.21%	3.10%
Portfolio Turnover Rate	40%	38%	30%	31%	21%	29%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.01%, 0.01%, 0.01%, 0.01%, and 0.01%.

Notes to Financial Statements

Vanguard Balanced Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

15

Vanguard Balanced Portfolio

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Swap Contracts: The portfolio may invest in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the portfolio and the counterparty and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

The portfolio has no open swap contacts at June 30, 2011.

16

Vanguard Balanced Portfolio

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed delivery arrangements. For TBA purchases, the portfolio maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

6. Mortgage Dollar Rolls: The portfolio has entered into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously purchases similar securities for future settlement at a lower price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. Although the portfolio forgoes principal and interest paid on the securities sold, it is compensated by interest earned on the sale proceeds and by a lower price on the securities to be repurchased. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by entering into mortgage dollar rolls with only highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

In April 2011, the Financial Accounting Standards Board adopted Accounting Standards Update (ASU) 2011–03, “Transfers and Servicing (Topic 860)—Reconsideration of Effective Control for Repurchase Agreements.” The ASU takes effect for periods beginning after December 15, 2011. Under the ASU, certain mortgage-dollar-roll transactions that previously would have been accounted for as purchases and sales may be accounted for as financing transactions. Treating these transactions as financing would have no impact on total return, but certain transactions that previously resulted in realized gains and losses would instead be reflected in net income and unrealized gains and losses. Management is currently assessing whether the ASU will affect the accounting for the fund’s mortgage-dollar-roll transactions.

7. Repurchase Agreements: The portfolio invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

8. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2007–2010), and for the period ended June 30, 2011, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

10. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

11. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to the combined index comprising the S&P 500 Index and the Barclays Capital U.S. Credit A or Better Bond Index. For the six months ended June 30, 2011, the investment advisory fee represented an effective annual basic rate of 0.06% of the portfolio’s average net assets before an increase of $31,000 (0.00%) based on performance.

17

Vanguard Balanced Portfolio

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2011, the portfolio had contributed capital of $237,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.09% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	928,712	63,138	—
U.S. Government and Agency Obligations	—	54,449	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	18,127	—
Corporate Bonds	—	356,276	—
Sovereign Bonds	—	17,100	—
Taxable Municipal Bonds	—	24,062	—
Futures Contracts—Assets[1]	10	—	—
Temporary Cash Investments	—	19,300	—
Total	928,722	552,452	—
1 Represents variation margin on the last day of the reporting period.

E. Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended June 30, 2011, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(782)	—	(782)
Swap Contracts	—	106	106
Realized Net Gain (Loss) on Derivatives	(782)	106	(676)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(59)	—	(59)
Swap Contracts	—	(11)	(11)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(59)	(11)	(70)

At June 30, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	September 2011	(34)	(4,053)	(25)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

18

Vanguard Balanced Portfolio

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended June 30, 2011, the portfolio realized net foreign currency gains of $11,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $61,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2010, the portfolio had available capital loss carryforwards totaling $62,335,000 to offset future net capital gains through December 31, 2017. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2011; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2011, the cost of investment securities for tax purposes was $1,218,461,000. Net unrealized appreciation of investment securities for tax purposes was $262,703,000, consisting of unrealized gains of $286,555,000 on securities that had risen in value since their purchase and $23,852,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2011, the portfolio purchased $202,853,000 of investment securities and sold $151,504,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $137,534,000 and $133,117,000, respectively.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2011	December 31, 2010
	Shares	Shares
	(000)	(000)
Issued	4,372	7,125
Issued in Lieu of Cash Distributions	1,966	2,225
Redeemed	(3,790)	(8,608)
Net Increase (Decrease) in Shares Outstanding	2,548	742

I. In preparing the financial statements as of June 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

19

Vanguard Balanced Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Balanced Portfolio	12/31/2010	6/30/2011	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,051.80	$1.48
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.36	1.45

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

20

Vanguard Balanced Portfolio

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Variable Insurance Fund Balanced Portfolio has renewed the portfolio’s investment advisory agreement with Wellington Management Company, llp. The board concluded that the retention of Wellington Management was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The firm has advised the Balanced Portfolio since its inception in 1991.

Edward P. Bousa, who manages the equity portion of the portfolio, and John C. Keogh, who oversees the fixed income portion, each have more than two decades of industry experience. The portfolio managers are backed by well-tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has provided high-quality advisory services for the portfolio and has demonstrated strong organizational depth and stability over both the short and long term.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out its investment strategy in disciplined fashion, and that performance results have allowed the portfolio to remain competitive versus its benchmark and peer group over the long term, although short-term performance has lagged. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the portfolio’s shareholders benefit from economies of scale because of breakpoints in the portfolio’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the portfolio’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

21

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett-Packard Co. (electronic computer manufacturing); Senior Advisor at New Mountain Capital; Trustee of The Conference Board; Member of the Board of Managers of Delphi Automotive LLP (automotive components).

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with secondary appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Work Life Policy; Member of the Advisory Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2009) and Vice Chairman of the Board (2008–2009) of Cummins Inc. (industrial machinery); Director of SKF AB (industrial machinery), Hillenbrand, Inc. (specialized consumer services), the Lumina Foundation for Education, and Oxfam America; Chairman of the Advisory Council for the College of Arts and Letters and Member of the Advisory Board to the Kellogg Institute for International Studies at the University of Notre Dame.

André F. Perold
Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking at the Harvard Business School; Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/ aircraft systems and services) and the National Association of Manufacturers; Chairman of the Federal Reserve Bank of Cleveland; Vice Chairman of University Hospitals of Cleveland; President of the Board of The Cleveland Museum of Art.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010); Overseer of the Amos Tuck School of Business Administration at Dartmouth College.

Executive Officers

Glenn Booraem
Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group since 2010; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt
Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter
Martha G. King

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Annuity and Insurance Services > 800-522-5555

Institutional Investor Services > 800-523-1036

Text Telephone for People

With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your portfolio at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your portfolio is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

CFA® is a trademark owned by CFA Institute.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. The prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with Vanguard and any related funds.

S&P 500 ® and Standard & Poor’s 500 are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by The Vanguard Group, Inc. The Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by S&P or its Affiliates, and S&P and its Affiliates make no representation, warranty, or condition regarding the advisability of buying, selling, or holding units/shares in the funds.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q692 082011

Vanguard Variable Insurance Fund
Semiannual Report

June 30, 2011

Capital Growth Portfolio

> Despite a barrage of grim headlines, the stock market delivered solid gains for the six months ended June 30, 2011, buoyed by strength in corporate earnings.

> All sectors of the broad investment-grade U.S. bond market also posted positive results for the period.

> The returns on money market funds remained near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates.

Contents
Market Perspective	1
Capital Growth Portfolio	2

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
Cover photograph: Jean Maher.

Market Perspective

Dear Planholder,

This report begins with a look at the market environment during the past six months, a volatile stretch that felt a lot worse than the stock and bond markets’ relatively solid returns would imply. Unnerving headlines communicated—and perhaps exacerbated—the glum mood that characterized much of the period, even as corporate earnings increased and stock prices moved higher.

In the pages that follow, you’ll find a review of the performance of your portfolio. Each of the portfolios in the Vanguard Variable Insurance Fund can be used as a component in an investment program that includes a combination of stock, bond, and money market portfolios appropriate to your own risk tolerance and long-term investment goals. We firmly believe that diversification, balance, and a long-term perspective are critical to successful investing. Experience suggests that it is especially important to heed this counsel in periods of heightened economic uncertainty, when the impulse to react to the latest headline can be strong.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
July 13, 2011

For stock markets, a ragged six-month gain
Global stock markets climbed unsteadily as investor attitudes swung from giddy optimism about the strength of corporate earnings to fears that the slow, grinding recovery was losing momentum. Stock prices rallied through the first four months of 2011, pulled back as economic news turned gloomier, then bounced back at the end of the period.

The broad U.S. stock market returned about 6% for the six months. International stock markets finished a few steps behind, restrained by sovereign-debt dramas in Europe and the economic aftershocks of the Japanese natural and nuclear disaster. Gains were modest in emerging markets, too, as big economies such as China and Brazil grappled with inflationary pressures.

Low yields, solid returns in the bond market
Bonds delivered solid six-month returns even as interest rates hovered near generational lows. Bond prices rallied in the spring as economic anxiety prompted a search for safer havens in fixed income.

The broad taxable bond market returned almost 3%. The municipal market performed even better. Municipal securities were hammered early in the year as unsettling headlines raised doubts about their safety. Toward the end, investors’ worries began to recede and prices rose.

The yields on money market instruments remained nearly invisible, consistent with the Federal Reserve Board’s target for short-term interest rates, which since December 2008 has been anchored between 0% and 0.25%.

Market Barometer
			Total Returns
		Periods Ended June 30, 2011
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	6.37%	31.93%	3.30%
Russell 2000 Index (Small-caps)	6.21	37.41	4.08
Dow Jones U.S. Total Stock Market Index	6.01	32.26	3.66
MSCI All Country World Index ex USA (International)	3.80	29.73	3.67

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	2.72%	3.90%	6.52%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	4.42	3.48	4.93
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.14	1.86

CPI
Consumer Price Index	2.99%	3.56%	2.15%
1 Annualized.

1

Vanguard® Capital Growth Portfolio

Vanguard Capital Growth Portfolio returned 6.08% for the six months ended June 30, 2011. The result was just ahead of that of its benchmark, the Standard and Poor’s 500 Index, and slightly trailed the average return of variable insurance multi-cap growth funds. Health care and financial stocks posted some of the strongest results. Weak spots included energy and industrials.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Health care, financials were key to performance
The health care sector has long been a favorite of PRIMECAP Management Company, the Capital Growth Portfolio’s advisor. In calendar years 2009 and 2010, health care stocks were one of the market’s weaker precincts. In the past six months, however, health care stocks once again found favor with investors, and the portfolio benefited from its commitment to the sector. Health care stocks made up more than 20% of the portfolio at the end of the period, double their representation in the benchmark. Also, the advisor succeeded in identifying some of the sector’s better performers, including standouts from the pharmaceutical and biotechnology industries.

While the financial sector slumped during the period, the advisor managed to earn sizable returns in this segment of the market. The portfolio’s limited financial holdings advanced nearly 15%, compared with a return of about –3% for the index’s financial stocks. The portfolio has avoided the big investment banks, whose returns have been held back by regulatory uncertainty and a slowdown in their core trading businesses, and has benefited from the advisor’s choices among consumer finance firms, where improving credit trends have boosted value.

The portfolio enjoyed less success in the information technology, industrials, and energy sectors. Information technology, the portfolio’s largest holding at about 30% of assets on June 30, finished with anemic returns as a reluctance to spend on the part of both businesses and consumers affected some of the more cyclical areas of the sector.

In the energy sector, the portfolio didn’t hold some of the big integrated oil and gas companies, whose stocks rose along with oil prices. In industrials, those higher oil prices threatened the profit margins of the portfolio’s airline companies.

For more on the strategy and positioning of the Capital Growth Portfolio, please see the Advisor’s Report that follows.

Portfolio is viewed best through a long-term lens
It’s not surprising for the Capital Growth Portfolio to see periods of relative weakness and strength, considering PRIMECAP’s willingness to assemble a portfolio whose composition differs, sometimes dramatically, from that of its market index and peer mutual funds. Such positioning reflects the advisor’s strong conviction in the opportunities unearthed by its in-depth research process. Our long experience with PRIMECAP gives us confidence that its approach will serve investors well, and that the portfolio can play a valuable role in a diversified investment portfolio.

Total Returns
Six Months Ended
June 30, 2011
Vanguard Capital Growth Portfolio	6.08%
S&P 500 Index	6.02
Variable Insurance Multi-Cap Growth Funds Average[1]	6.45

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Multi-Cap Growth
	Portfolio	Funds Average
Capital Growth Portfolio	0.44%	0.95%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2011, the annualized expense ratio was 0.43%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

2

Vanguard Capital Growth Portfolio

Advisor’s Report

For the six months ended June 30, 2011, Vanguard Capital Growth Portfolio returned 6.08%, slightly ahead of the 6.02% return of the unmanaged Standard & Poor’s 500 Index benchmark but trailing the 6.45% average return of its variable insurance multi-capitalization growth fund competitors. The portfolio’s underweighted position in the energy sector and overweighted position in the information technology sector hurt returns relative to the S&P 500 Index. Poor stock selection in the industrials and energy sectors further detracted from results. This was offset by an underweighted position in the financial sector, an overweighted position in the health care sector, and positive stock selection in both of these sectors.

Investment environment
The U.S. stock market provided positive six-month returns, extending the rally that began last summer. However, there were considerable fluctuations during the period. On a total return basis, the S&P 500 Index was up less than 2% before a strong rally in the last few days of June. Longer term, the S&P 500 Index is up about 30% since June 2010 and has more than doubled from the lows reached in March 2009.

The U.S. economy continued to recover from the recession, posting moderate growth in gross domestic product (GDP) of 1.9% in the first quarter of 2011, while real consumer spending grew at a 2.2% annual rate. Industrial production increased as companies rebuilt inventories and returned to growth mode. Capacity utilization also tightened. However, there are reasons for caution regarding the sustainability of this recovery. Unemployment is persistently high at around 9%, housing markets remain weak, and governments at the federal, state, and local levels face significant fiscal challenges. Meanwhile, the unrest in the Middle East and the tragic natural disasters in Japan have added uncertainty to the global economic outlook.

Management of the portfolio
Our investment approach remains consistent. We rely on fundamental research to find companies whose revenues and earnings will, in our opinion, grow more rapidly over a three-to-five-year time frame than current valuations might suggest. We focus on assessing the fundamental value of a company relative to its current market value.

This investment strategy has led us to build and maintain significant investments in health care and information technology companies that we believe offer the potential for higher returns than the overall market. These two sectors composed slightly more than half of the portfolio’s holdings (versus almost 30% of the S&P 500 Index).

Health care
The health care sector in the S&P 500 Index had a six-month return of 13.9%, the highest among the index’s ten sectors. The portfolio’s holdings in health care fared even better, returning 15.0%. Within the sector, Biogen Idec (+59%), Roche Holding AG (+19%), and Eli Lilly (+10%) were three of the largest contributors to portfolio returns relative to the index, while Boston Scientific (–9%) was a notable detractor.

Market expectations for large pharmaceutical, biotechnology, and medical device companies are low, as implied by current valuation multiples, which are below those of the overall market. Demand for health care products should increase because of an aging global population and rising living standards in the emerging markets. At the same time, better understanding of diseases and their causes will lead to more effective treatments than the current standards of care. Meanwhile, these companies generate significant positive cash flows and have strong balance sheets.

Technology
The information technology sector returned 2.1% in the S&P 500 Index, the second-lowest sector return. Returns for the portfolio’s holdings in the sector were slightly higher at 2.2%. The largest detractors from relative returns in this sector were Google Inc. (–15%), Texas Instruments (+2%), and Adobe Systems (+2%). These disappointments were partially offset by Ericsson (+27%), EMC (+20%), and Accenture (+26%).

Innovation continues unabated in technology, leading, in our judgment, to many attractive investment opportunities. One of the most significant developments in recent years has been the emergence of cloud computing—which, broadly speaking, refers to the availability of processing power and computer storage as a utility

3

Vanguard Capital Growth Portfolio

that can be accessed anywhere, anytime, and on any device. We believe that many of the companies in our portfolio that provide core services and enabling infrastructure, such as Oracle, Google, Microsoft, and Intel, will also be meaningful beneficiaries as consumers and enterprises embrace cloud computing over the next few years. Furthermore, these companies trade at very low valuation multiples and enjoy exceptionally strong balance sheets.

Other sector highlights
The portfolio benefited during the period from its small commitment to and favorable stock selection within the financial sector. Among holdings in the sector, Discover Financial (+45%) and Marsh & McLennan (+16%) contributed the most to performance relative to the index. On the negative side, an underweighted position and poor stock selection in the energy sector hurt relative returns as West Texas Intermediate crude oil prices rose from about $90 per barrel to about $115 in late April before declining to $95 by the end of June. The portfolio suffered most in the sector from its stake in Peabody Energy Corp. (–8%).

Poor stock selection in the industrial and consumer discretionary sectors also hurt the portfolio’s results. Several industrial holdings that are highly sensitive to oil prices such as Southwest Airlines (–12%), AMR Corp. (–31%), C.H. Robinson (–1%), and FedEx (+2%) were notable detractors. Sony (–26%) and Whirlpool (–7%) were among the biggest consumer discretionary detractors. Favorable stock selection in the materials sector lifted the portfolio’s results, led by Potash Corp. (+11%).

Outlook
Looking ahead to the rest of 2011 and beyond, we continue to view U.S. equities as an attractive investment opportunity, especially relative to most other asset classes. Valuation multiples remain below historical averages despite low interest rates. Many companies, having recovered from the recent recession with more efficient operations and improved balance sheets, are experiencing accelerating growth in revenues and earnings. Even with the rise in prices for energy and commodities, inflation seems manageable, at least in the near term, for consumers and businesses.

Despite this generally positive outlook, there are some macro-level concerns that continue to temper our assessment of U.S. equities. Fiscal and monetary policy, increased regulatory burdens, and unrest in the Middle East inject an element of risk into the current investment environment. Domestically, fiscal challenges faced by the federal, state, and local governments raise great uncertainty about future budgets and tax policies. Overseas, many developed countries, such as Greece, Portugal, Ireland, and Spain, continue to face massive fiscal problems. It is unclear how and when the political and social turmoil in the Middle East will be resolved, and concerns about potential disruptions to oil production in the region have already led to significantly higher oil prices.

On balance, we are positive in our outlook for U.S. equities. In addition to attractive valuations and a favorable macroeconomic environment, we are excited about the growth potential for many of the companies in the portfolio. We remain committed to substantially overweighted positions in technology and health care companies, many of which stand to benefit from rising global demand for their products and services as consumers in the emerging markets enjoy more discretionary income. We expect the pace of innovation in health care and information technology to continue to accelerate, leading to growth opportunities that are greater than currently anticipated.

PRIMECAP Management Company

July 12, 2011

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Vanguard Capital Growth Portfolio

Portfolio Profile
As of June 30, 2011

Portfolio Characteristics
		Comparative
	Portfolio	Index[1]
Number of Stocks	97	500
Median Market Cap	$39.0B	$50.1B
Price/Earnings Ratio	16.3x	15.9x
Price/Book Ratio	2.9x	2.2x
Yield[2]	0.9%	2.0%
Return on Equity	21.2%	20.3%
Earnings Growth Rate	9.9%	5.6%
Foreign Holdings	13.9%	0.0%
Turnover Rate[3]	5%	—
Expense Ratio[4]	0.44%	—
Short-Term Reserves	2.6%	—

Volatility Measures
Portfolio Versus
Comparative Index[1]
R-Squared	0.96
Beta	0.99

Sector Diversification (% of equity exposure)
		Comparative
	Portfolio	Index[1]
Consumer Discretionary	10.9%	10.7%
Consumer Staples	0.9	10.6
Energy	8.0	12.7
Financials	4.5	15.1
Health Care	23.1	11.7
Industrials	15.3	11.3
Information Technology	30.1	17.7
Materials	6.8	3.7
Telecommunication Services	0.2	3.1
Utilities	0.2	3.4

Ten Largest Holdings[5] (% of total net assets)
Amgen Inc.	Biotechnology	4.2%
Biogen Idec Inc.	Biotechnology	4.2
FedEx Corp.	Air Freight &
	Logistics	3.8
Oracle Corp.	Systems Software	3.7
Texas Instruments Inc.	Semiconductors	3.5
Potash Corp. of	Fertilizers &
Saskatchewan Inc.	Agricultural
	Chemicals	3.4
Novartis AG ADR	Pharmaceuticals	3.3
Eli Lilly & Co.	Pharmaceuticals	3.2
Roche Holding AG	Pharmaceuticals	3.0
DIRECTV Class A	Cable & Satellite	3.0
Top Ten		35.3%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 30-day SEC yield for the portfolio; annualized dividend yield for the index.
3 Annualized.
4 The expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2011, the annualized expense ratio was 0.43%.
5 The holdings listed exclude any temporary cash investments and equity index products.

5

Vanguard Capital Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 3, 2002–June 30, 2011

Average Annual Total Returns: Periods Ended June 30, 2011

				Since
	Inception Date	One Year	Five Years	Inception
Capital Growth Portfolio	12/3/2002	33.86%	6.26%	10.20%

1 Six months ended June 30, 2011.
See Financial Highlights for dividend and capital gains information.

6

Vanguard Capital Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2011

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.6%)
Consumer Discretionary (10.7%)
*	DIRECTV Class A	219,261	11,143
*	Amazon.com Inc.	28,400	5,808
	Whirlpool Corp.	70,900	5,766
	Sony Corp. ADR	115,400	3,045
	Walt Disney Co.	62,700	2,448
*	Bed Bath & Beyond Inc.	41,200	2,405
	Kohl’s Corp.	47,400	2,370
	TJX Cos. Inc.	41,150	2,162
	Target Corp.	42,900	2,012
	Mattel Inc.	49,600	1,363
*	Eastman Kodak Co.	110,900	397
	Carnival Corp.	10,500	395
	Limited Brands Inc.	9,200	354
	Lowe’s Cos. Inc.	14,900	347
			40,015
Consumer Staples (0.9%)
	Costco Wholesale Corp.	35,450	2,880
	Procter & Gamble Co.	5,100	324
			3,204
Energy (7.8%)
	Noble Energy Inc.	75,900	6,803
	Schlumberger Ltd.	54,000	4,666
	EOG Resources Inc.	44,600	4,663
	Peabody Energy Corp.	68,500	4,035
	Hess Corp.	44,050	3,293
*	Plains Exploration &
	Production Co.	38,520	1,468
	Cenovus Energy Inc.	29,600	1,115
	Encana Corp.	29,600	912
	National Oilwell Varco Inc.	11,000	860
	Petroleo Brasileiro
	SA ADR Type A	27,900	856
*	Southwestern Energy Co.	9,000	386
	Petroleo Brasileiro SA ADR	7,500	254
			29,311
Financials (4.4%)
	Marsh & McLennan
	Cos. Inc.	214,000	6,674
	Discover Financial Services	128,600	3,440
*	Berkshire Hathaway Inc.
	Class B	28,350	2,194
	Chubb Corp.	29,800	1,866
	Charles Schwab Corp.	42,600	701
	Weyerhaeuser Co.	31,575	690
	Bank of New York
	Mellon Corp.	22,279	571
	Progressive Corp.	21,700	464
			16,600

			Market
			Value•
		Shares	($000)
Health Care (22.5%)
*	Amgen Inc.	272,871	15,922
*	Biogen Idec Inc.	148,900	15,921
	Novartis AG ADR	201,950	12,341
	Eli Lilly & Co.	324,100	12,164
	Roche Holding AG	67,000	11,217
	Medtronic Inc.	251,500	9,690
*	Boston Scientific Corp.	378,902	2,618
*	Life Technologies Corp.	34,609	1,802
	GlaxoSmithKline plc ADR	39,900	1,712
	Johnson & Johnson	18,000	1,197
			84,584
Industrials (14.9%)
	FedEx Corp.	150,700	14,294
	CH Robinson Worldwide Inc.	94,100	7,419
	Honeywell International Inc.	98,400	5,864
	Southwest Airlines Co.	412,850	4,715
	Caterpillar Inc.	42,200	4,493
	Union Pacific Corp.	31,000	3,236
	United Parcel Service Inc.
	Class B	40,750	2,972
	Boeing Co.	34,800	2,573
	Deere & Co.	29,400	2,424
*	Alaska Air Group Inc.	28,550	1,954
	European Aeronautic
	Defence and Space Co. NV	43,800	1,466
	Canadian Pacific Railway Ltd.	19,800	1,234
	Donaldson Co. Inc.	18,000	1,092
*	AMR Corp.	178,400	963
	Expeditors International
	of Washington Inc.	10,200	522
	PACCAR Inc.	8,700	444
	Granite Construction Inc.	17,200	422
			56,087
Information Technology (29.3%)
	Oracle Corp.	428,000	14,085
	Texas Instruments Inc.	395,600	12,988
*	Google Inc. Class A	21,300	10,786
*	Intuit Inc.	202,600	10,507
	Microsoft Corp.	341,600	8,882
*	Adobe Systems Inc.	281,400	8,850
	Qualcomm Inc.	113,300	6,434
*	EMC Corp.	164,200	4,524
	Telefonaktiebolaget
	LM Ericsson ADR	301,900	4,341
	Intel Corp.	171,600	3,803
	Corning Inc.	186,850	3,391
	Hewlett-Packard Co.	89,050	3,241
*	Symantec Corp.	148,800	2,934
*	NVIDIA Corp.	174,250	2,777
	Accenture plc Class A	44,450	2,686

			Market
			Value•
		Shares	($000)
*	Micron Technology Inc.	232,200	1,737
	Plantronics Inc.	43,250	1,580
	KLA-Tencor Corp.	35,600	1,441
	Applied Materials Inc.	99,500	1,295
*	Motorola Solutions Inc.	21,335	982
	ASML Holding NV ADR	22,487	831
*	eBay Inc.	20,800	671
	Activision Blizzard Inc.	44,600	521
*	Motorola Mobility
	Holdings Inc.	18,593	410
*	Rambus Inc.	20,600	302
	Cisco Systems Inc.	14,500	226
			110,225
	Materials (6.7%)
	Potash Corp. of
	Saskatchewan Inc.	226,200	12,891
	Monsanto Co.	122,600	8,893
	Domtar Corp.	12,600	1,193
	Praxair Inc.	7,600	824
	Freeport-McMoRan
	Copper & Gold Inc.	11,788	624
	Vulcan Materials Co.	14,300	551
			24,976
Telecommunication Services (0.2%)
*	Sprint Nextel Corp.	153,150	826

	Utilities (0.2%)
*	AES Corp.	52,400	668
	Total Common Stocks
	(Cost $318,182)		366,496
Temporary Cash Investment (2.6%)
	Money Market Fund (2.6%)
1	Vanguard Market
	Liquidity Fund, 0.140%
	(Cost $9,808)	9,808,309	9,808
	Total Investments (100.2%)
	(Cost $327,990)		376,304
Other Assets and Liabilities (–0.2%)
	Other Assets		1,541
	Liabilities		(2,236)
			(695)
	Net Assets (100%)
Applicable to 22,357,165 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			375,609
	Net Asset Value Per Share		$16.80

At June 30, 2011, net assets consisted of:
			Amount
			($000)
	Paid-in Capital		322,374
Undistributed Net Investment Income			1,264
Accumulated Net Realized Gains			3,650
Unrealized Appreciation (Depreciation)
	Investment Securities		48,314
	Foreign Currencies		7
	Net Assets		375,609

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Capital Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2011
($000)
Investment Income
Income
Dividends[1]	2,672
Interest[2]	13
Security Lending	10
Total Income	2,695
Expenses
Investment Advisory Fees—Note B	276
The Vanguard Group—Note C
Management and Administrative	459
Marketing and Distribution	37
Custodian Fees	3
Shareholders’ Reports	10
Total Expenses	785
Net Investment Income	1,910
Realized Net Gain (Loss)
Investment Securities Sold	3,818
Foreign Currencies	(38)
Realized Net Gain (Loss)	3,780
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	15,065
Foreign Currencies	(10)
Change in Unrealized Appreciation
(Depreciation)	15,055
Net Increase (Decrease) in Net Assets
Resulting from Operations	20,745

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,910	3,196
Realized Net Gain (Loss)	3,780	9,245
Change in Unrealized Appreciation (Depreciation)	15,055	24,837
Net Increase (Decrease) in Net Assets Resulting from Operations	20,745	37,278
Distributions
Net Investment Income	(3,201)	(2,793)
Realized Capital Gain[3]	(9,383)	(9,105)
Total Distributions	(12,584)	(11,898)
Capital Share Transactions
Issued	44,994	39,902
Issued in Lieu of Cash Distributions	12,584	11,898
Redeemed	(27,183)	(53,598)
Net Increase (Decrease) from Capital Share Transactions	30,395	(1,798)
Total Increase (Decrease)	38,556	23,582
Net Assets
Beginning of Period	337,053	313,471
End of Period[4]	375,609	337,053

1 Dividends are net of foreign withholding taxes of $161,000.
2 Interest income from an affiliated company of the portfolio was $13,000.
3 Includes fiscal 2011 and 2010 short-term gain distributions totaling $221,000 and $2,918,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
4 Net Assets—End of Period includes undistributed net investment income of $1,264,000 and $2,593,000.
See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Capital Growth Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$16.38	$15.04	$12.42	$18.55	$17.06	$16.01
Investment Operations
Net Investment Income	.077	.156[1]	.125	.150	.142	.130
Net Realized and Unrealized Gain (Loss)
on Investments	.913	1.759	3.705	(5.610)	1.918	1.698
Total from Investment Operations	.990	1.915	3.830	(5.460)	2.060	1.828
Distributions
Dividends from Net Investment Income	(.145)	(.135)	(.145)	(.150)	(.132)	(.110)
Distributions from Realized Capital Gains	(.425)	(.440)	(1.065)	(.520)	(.438)	(.668)
Total Distributions	(.570)	(.575)	(1.210)	(.670)	(.570)	(.778)
Net Asset Value, End of Period	$16.80	$16.38	$15.04	$12.42	$18.55	$17.06

Total Return	6.08%	13.08%	34.30%	–30.36%	12.48%	11.63%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$376	$337	$313	$251	$344	$288
Ratio of Total Expenses to
Average Net Assets	0.43%	0.44%	0.45%	0.42%	0.42%	0.42%
Ratio of Net Investment Income to
Average Net Assets	1.05%	1.05%[1]	0.93%	0.90%	0.86%	0.96%
Portfolio Turnover Rate	5%	7%	8%	18%	7%	11%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.031 and 0.21%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.

See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Capital Growth Portfolio

Notes to Financial Statements

Vanguard Capital Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2007–2010), and for the period ended June 30, 2011, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2011, the investment advisory fee represented an effective annual rate of 0.15% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2011, the portfolio had contributed capital of $61,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

10

Vanguard Capital Growth Portfolio

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	353,813	12,683	—
Temporary Cash Investments	9,808	—	—
Total	363,621	12,683	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2011, the portfolio realized net foreign currency losses of $38,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

At June 30, 2011, the cost of investment securities for tax purposes was $327,990,000. Net unrealized appreciation of investment securities for tax purposes was $48,314,000, consisting of unrealized gains of $77,777,000 on securities that had risen in value since their purchase and $29,463,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2011, the portfolio purchased $33,282,000 of investment securities and sold $9,012,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2011	December 31, 2010
	Shares	Shares
	(000)	(000)
Issued	2,643	2,647
Issued in Lieu of Cash Distributions	756	792
Redeemed	(1,619)	(3,702)
Net Increase (Decrease) in Shares Outstanding	1,780	(263)

H. In preparing the financial statements as of June 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

11

Vanguard Capital Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Growth Portfolio	12/31/2010	6/30/2011	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,060.77	$2.20
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.66	2.16

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.43%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

12

Vanguard Capital Growth Portfolio

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Variable Insurance Fund Capital Growth Portfolio has renewed the portfolio’s investment advisory agreement with PRIMECAP Management Company. The board determined that the retention of PRIMECAP Management was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management since the portfolio’s inception, and the organizational depth and stability of the advisor. The board noted that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to growth equity investing. The firm has managed Capital Growth Portfolio since its inception in 2002.

Six experienced portfolio managers are responsible for separate sub-portfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with both long-term growth potential overlooked by the market and whose stock is trading at attractive valuation levels.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the performance of the portfolio since its inception, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out its investment strategy in disciplined fashion, and that performance results have allowed the fund to outperform its benchmark and remain competitive versus its peer-group average over the long term; however, the portfolio has underperformed both over the short term. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory agreement again after a one-year period.

13

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.2
Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett- Packard Co. (electronic computer manufacturing); Senior Advisor at New Mountain Capital; Trustee of The Conference Board; Member of the Board of Managers of Delphi Automotive LLP (automotive components).

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with secondary appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Work Life Policy; Member of the Advisory Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2009) and Vice Chairman of the Board (2008–2009) of Cummins Inc. (industrial machinery); Director of SKF AB (industrial machinery), Hillenbrand, Inc. (specialized consumer services), the Lumina Foundation for Education, and Oxfam America; Chairman of the Advisory Council for the College of Arts and Letters and Member of the Advisory Board to the Kellogg Institute for International Studies at the University of Notre Dame.

André F. Perold
Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking at the Harvard Business School; Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/ aircraft systems and services) and the National Association of Manufacturers; Chairman of the Federal Reserve Bank of Cleveland; Vice Chairman of University Hospitals of Cleveland; President of the Board of The Cleveland Museum of Art.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010); Overseer of the Amos Tuck School of Business Administration at Dartmouth College.

Executive Officers

Glenn Booraem
Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group since 2010; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt
Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter
Martha G. King

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Annuity and Insurance Services > 800-522-5555

Institutional Investor Services > 800-523-1036

Text Telephone for People

With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your portfolio at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your portfolio is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

CFA® is a trademark owned by CFA Institute.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. The prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with Vanguard and any related funds.

S&P 500 ® and Standard & Poor’s 500 are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by The Vanguard Group, Inc. The Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by S&P or its Affiliates, and S&P and its Affiliates make no representation, warranty, or condition regarding the advisability of buying, selling, or holding units/shares in the funds.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q692 082011

Vanguard Variable Insurance Fund
Semiannual Report

June 30, 2011

Diversified Value Portfolio

> Despite a barrage of grim headlines, the stock market delivered solid gains for the six months ended June 30, 2011, buoyed by strength in corporate earnings.

> All sectors of the broad investment-grade U.S. bond market also posted positive results for the period.

> The returns on money market funds remained near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates.

Contents

Market Perspective	1
Diversified Value Portfolio	2

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
Cover photograph: Jean Maher.

Market Perspective

Dear Planholder,

This report begins with a look at the market environment during the past six months, a volatile stretch that felt a lot worse than the stock and bond markets’ relatively solid returns would imply. Unnerving headlines communicated—and perhaps exacerbated—the glum mood that characterized much of the period, even as corporate earnings increased and stock prices moved higher.

In the pages that follow, you’ll find a review of the performance of your portfolio. Each of the portfolios in the Vanguard Variable Insurance Fund can be used as a component in an investment program that includes a combination of stock, bond, and money market portfolios appropriate to your own risk tolerance and long-term investment goals. We firmly believe that diversification, balance, and a long-term perspective are critical to successful investing. Experience suggests that it is especially important to heed this counsel in periods of heightened economic uncertainty, when the impulse to react to the latest headline can be strong.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
July 13, 2011

For stock markets, a ragged six-month gain
Global stock markets climbed unsteadily as investor attitudes swung from giddy optimism about the strength of corporate earnings to fears that the slow, grinding recovery was losing momentum. Stock prices rallied through the first four months of 2011, pulled back as economic news turned gloomier, then bounced back at the end of the period.

The broad U.S. stock market returned about 6% for the six months. International stock markets finished a few steps behind, restrained by sovereign-debt dramas in Europe and the economic aftershocks of the Japanese natural and nuclear disaster. Gains were modest in emerging markets, too, as big economies such as China and Brazil grappled with inflationary pressures.

Low yields, solid returns in the bond market
Bonds delivered solid six-month returns even as interest rates hovered near generational lows. Bond prices rallied in the spring as economic anxiety prompted a search for safer havens in fixed income.

The broad taxable bond market returned almost 3%. The municipal market performed even better. Municipal securities were hammered early in the year as unsettling headlines raised doubts about their safety. Toward the end, investors’ worries began to recede and prices rose.

The yields on money market instruments remained nearly invisible, consistent with the Federal Reserve Board’s target for short-term interest rates, which since December 2008 has been anchored between 0% and 0.25%.

Market Barometer
			Total Returns
		Periods Ended June 30, 2011
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	6.37%	31.93%	3.30%
Russell 2000 Index (Small-caps)	6.21	37.41	4.08
Dow Jones U.S. Total Stock Market Index	6.01	32.26	3.66
MSCI All Country World Index ex USA (International)	3.80	29.73	3.67

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	2.72%	3.90%	6.52%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	4.42	3.48	4.93
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.14	1.86

CPI
Consumer Price Index	2.99%	3.56%	2.15%
1 Annualized.

Vanguard® Diversified Value Portfolio

Although investors favored growth stocks over value during the past six months, Vanguard Diversified Value Portfolio returned a respectable 7.47% for the period. The portfolio’s return was ahead of its benchmark, the average return of variable insurance large-cap value funds, and the broad stock market. Led by health care and consumer discretionary companies, nine of the fund’s ten sectors recorded positive total returns for the period.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Broad sector strength drove portfolio’s returns
The Diversified Value Portfolio’s advisor, Barrow, Hanley, Mewhinney & Strauss, LLC, focuses on finding undervalued large-company stocks that also have prospects for good long-term growth. Higher-octane growth stocks paced the market over the half-year as investors regained the confidence to pursue more aggressive strategies, but the portfolio’s value-oriented approach served it well.

The Diversified Value Portfolio’s health care stocks, which returned about 20% for the period, contributed the most to performance. The health care equipment and pharmaceutical industries experienced steady growth, and the advisor’s strong stock selection further helped relative performance. Consumer discretionary, consumer staples, utilities, energy, and materials stocks also notched double-digit returns as various segments of the market responded to the economy’s gradual, if uneven, improvement.

Financial stocks slumped during the period as large investment banks struggled with continued regulatory uncertainty and a slowdown in their core trading businesses. However, the advisor sidestepped some of these trouble spots by investing in consumer finance stocks, which benefited from improving credit trends.

Information technology was the only sector of the portfolio to post a negative result. Large segments of the sector––including communications equipment, computer hardware, and systems software––faltered during the period as consumers and corporations trimmed their technology spending. The portfolio’s above-benchmark commitment to the sector, as well as several subpar selections, created a drag on six-month performance.

For more on the strategy and positioning of the Diversified Value Portfolio, please see the Advisor’s Report that follows.

Conviction in the unconventional has translated into returns
The Diversified Value Portfolio’s advisor has a history of seeking out value in the traditional arenas familiar to many value investors, such as the financial and consumer staples sectors. It has also uncovered opportunity in less familiar domains such as the information technology and consumer discretionary sectors.

The advisor’s wide-ranging search for value bespeaks an emphasis on fundamentals over form and conviction over convention. Such independent-mindedness can serve any investor well by providing the discipline to ignore the ceaseless market chatter that seems to demand a short-term response.

We recommend building a balanced and diversified portfolio that can help you reach your long-term investment objectives. The low-cost Diversified Value Portfolio can play an important role as part of such a carefully constructed investment plan.

Total Returns
		Six Months Ended
		June 30, 2011
Vanguard Diversified Value Portfolio		7.47%
Russell 1000 Value Index		5.92
Variable Insurance Large-Cap Value Funds Average[1]		5.28

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Value
	Portfolio	Funds Average
Diversified Value Portfolio	0.40%	0.93%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2011, the annualized expense ratio was
0.40%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Vanguard Diversified Value Portfolio

Advisor’s Report

The Diversified Value Portfolio returned 7.47% for the six months ended June 30, 2011, compared with 5.92% for the benchmark Russell 1000 Value Index and the 5.28% average return of variable insurance large-cap value funds.

The investment environment
The period was punctuated by a significant amount of negative news, but despite the worry, earnings improved and stocks responded. Money continued to flow out of equities and into fixed income. The banking system is not at all expansionary. Unemployment is high and expected to remain so until business improves.

The largest problem is the Eurozone and how to sort out the financial worries of excessive sovereign debt. Will the strong, such as Germany, take on the obligations of nations with large budget deficits and, if so, for how long? The maturity dates keep coming up, and the monetary authorities rush to keep everybody afloat. Traders have committed large amounts to failure bets and it looks like someone will be proven right before long. We think the portfolio has little direct exposure to this situation, but what about collateral damage?

The threat of not increasing the U.S. debt ceiling has given a real push to budget revision. Even transfer payments and medical benefits are being reviewed as sources of potential savings. The real struggle seems to be between freshmen legislators and congressional leadership. While achieving a better level between federal expenditures and tax receipts would be viewed as positive, it would not be good for the economic rebound or incumbent members of Congress.

The weak U.S. dollar is in part responsible for commodity inflation, but hedge funds have also set up leveraged “follow the Chinese” trades in industrial raw materials, whose prices, in many cases, are down from spikes. European financial troubles could strengthen the dollar and help soothe the sting from commodities.

Large-capitalization stocks on a relative basis are cheaper than other investment categories. Dividend yields are increasing and price/earnings ratios are low. We feel the market will continue to “climb a wall of worry” and generate reasonable returns to well-thought-out portfolios. Sure there are some speculative bubbles, but we will try to avoid them and look for value equities to regain previous levels.

Our successes and shortfalls
Better-performing sectors included health care and consumer staples, especially “sin stocks” (tobacco companies and alcoholic beverages company Diageo). The sectors that hurt absolute performance were financials (where poor performance by banks more than offset strong performance by credit card companies) and information technology (especially Hewlett-Packard and Nokia).

Our portfolio positioning
The portfolio is at a discount to the benchmarks’ valuations, and has a dividend yield premium, which we expect to improve. We believe our exposure to sovereign credit issues is minimal, and expect earnings in the next 12 months to be above average.

James P. Barrow, Founding Partner
Barrow, Hanley, Mewhinney & Strauss, LLC
July 19, 2011

Significant Portfolio Changes
Six Months Ended June 30, 2011

New Positions	Comments
Marathon Oil	We purchased on the belief that splitting the company into an independent refiner and an exploration and production entity would result in a higher investment value.
Medtronic	We purchased in hopes that new management would improve a
somewhat tarnished reputation and improve the earnings multiple.

Closed Positions	Comments
Sysco	We sold because this provider of away-from-home food products had reached our price objective.
Quest Diagnostics	We sold after holding this stock for several years. The company seemed unwilling to increase its level of dividend payment,
preferring instead to use the funds to make expensive acquisitions.

3

Vanguard Diversified Value Portfolio

Portfolio Profile
As of June 30, 2011

Portfolio Characteristics
		Comparative Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	48	656	3,745
Median Market Cap	$51.0B	$38.2B	$30.8B
Price/Earnings Ratio	13.6x	14.8x	17.1x
Price/Book Ratio	1.8x	1.5x	2.2x
Yield[3]	2.2%	2.3%	1.8%
Return on Equity	19.9%	13.6%	19.1%
Earnings Growth Rate	0.9%	–0.4%	5.8%
Foreign Holdings	7.1%	0.0%	0.0%
Turnover Rate[4]	15%	—	—
Expense Ratio[5]	0.40%	—	—
Short-Term Reserves	2.0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.96
Beta	0.94	0.97

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	5.3%	9.0%	12.2%
Consumer Staples	11.6	7.2	9.7
Energy	12.7	12.4	11.2
Financials	21.9	26.7	15.4
Health Care	12.6	12.3	11.3
Industrials	14.0	9.4	11.6
Information Technology	11.8	8.6	18.4
Materials	1.1	2.9	4.4
Telecommunication
Services	3.3	4.7	2.6
Utilities	5.7	6.8	3.2

Ten Largest Holdings[6] (% of total net assets)

ConocoPhillips	Integrated Oil
	& Gas	3.8%
Occidental	Integrated Oil
Petroleum Corp.	& Gas	3.7
Philip Morris
International Inc.	Tobacco	3.6
American Express Co.	Consumer Finance	3.5
Spectra Energy Corp.	Oil & Gas Storage
	& Transportation	3.5
Baxter International Inc.	Health Care
	Equipment	3.2
International Business	IT Consulting &
Machines Corp.	Other Services	3.1
Pfizer Inc.	Pharmaceuticals	3.0
Cooper Industries plc	Electrical
	Components &
	Equipment	2.9
JPMorgan Chase & Co.	Diversified Financial
	Services	2.8
Top Ten		33.1%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Value Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2011, the annualized expense ratio was 0.40%.
6 The holdings listed exclude any temporary cash investments and equity index products.

4

Vanguard Diversified Value Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2000–June 30, 2011

Average Annual Total Returns: Periods Ended June 30, 2011

	Inception Date	One Year	Five Years	Ten Years
Diversified Value Portfolio	2/8/1999	28.78%	2.40%	4.83%

1 Six months ended June 30, 2011.
See Financial Highlights for dividend and capital gains information.

5

Vanguard Diversified Value Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2011

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (97.9%)
Consumer Discretionary (5.2%)
CBS Corp. Class B	472,300	13,456
Carnival Corp.	282,700	10,638
Service Corp. International	820,000	9,578
Wyndham Worldwide Corp.	237,280	7,984
		41,656
Consumer Staples (11.3%)
Philip Morris
International Inc.	438,300	29,265
Diageo plc ADR	271,500	22,228
Imperial Tobacco
Group plc ADR	305,100	20,317
Altria Group Inc.	440,300	11,628
CVS Caremark Corp.	200,500	7,535
		90,973
Energy (12.5%)
ConocoPhillips	406,844	30,591
Occidental Petroleum Corp.	284,600	29,610
Spectra Energy Corp.	1,018,400	27,914
Marathon Oil Corp.	227,800	12,000
		100,115
Financials (21.5%)
American Express Co.	541,100	27,975
JPMorgan Chase & Co.	555,950	22,760
PNC Financial Services
Group Inc.	379,972	22,650
Wells Fargo & Co.	749,100	21,020
Capital One Financial Corp.	324,000	16,741
Bank of America Corp.	1,466,146	16,069
SLM Corp.	732,100	12,307
Citigroup Inc.	292,430	12,177
State Street Corp.	241,700	10,898
XL Group plc Class A	472,800	10,392
		172,989
Health Care (12.4%)
Baxter International Inc.	432,900	25,840
Pfizer Inc.	1,172,614	24,156
Johnson & Johnson	259,200	17,242
WellPoint Inc.	211,400	16,652
Medtronic Inc.	210,000	8,091
Bristol-Myers Squibb Co.	256,100	7,417
		99,398
Industrials (13.7%)
Cooper Industries plc	393,000	23,450
Raytheon Co.	401,700	20,025
General Electric Co.	1,043,400	19,679
Honeywell
International Inc.	287,000	17,102

		Market
		Value•
	Shares	($000)
ITT Corp.	287,000	16,913
Illinois Tool Works Inc.	231,000	13,049
		110,218
Information Technology (11.5%)
International Business
Machines Corp.	147,500	25,304
Microsoft Corp.	761,700	19,804
Intel Corp.	788,000	17,462
Hewlett-Packard Co.	458,600	16,693
Xerox Corp.	817,800	8,513
^ Nokia Oyj ADR	754,800	4,846
		92,622
Materials (1.1%)
EI du Pont de
Nemours & Co.	166,200	8,983

Telecommunication Services (3.2%)
Vodafone Group plc ADR	361,800	9,667
AT&T Inc.	256,827	8,067
Verizon
Communications Inc.	216,560	8,063
		25,797
Utilities (5.5%)
Dominion Resources Inc.	383,600	18,516
CenterPoint Energy Inc.	856,700	16,577
Entergy Corp.	139,000	9,491
		44,584
Total Common Stocks
(Cost $767,626)		787,335
Temporary Cash Investment (2.5%)
Money Market Fund (2.5%)
[1,2] Vanguard Market
Liquidity Fund, 0.140%
(Cost $20,076)	20,076,274	20,076
Total Investments (100.4%)
(Cost $787,702)		807,411
Other Assets and Liabilities (–0.4%)
Other Assets		3,541
Liabilities[2]		(6,847)
		(3,306)
Net Assets (100%)
Applicable to 61,849,179 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		804,105
Net Asset Value Per Share		$13.00

At June 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	819,100
Undistributed Net Investment Income	7,721
Accumulated Net Realized Losses	(42,425)
Unrealized Appreciation (Depreciation)	19,709
Net Assets	804,105

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $3,801,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $4,144,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

6

Vanguard Diversified Value Portfolio

Statement of Operations

Six Months Ended
June 30, 2011
($000)
Investment Income
Income
Dividends	10,963
Interest[1]	22
Security Lending	69
Total Income	11,054
Expenses
Investment Advisory Fees—Note B
Basic Fee	506
Performance Adjustment	(6)
The Vanguard Group—Note C
Management and Administrative	1,005
Marketing and Distribution	91
Custodian Fees	9
Shareholders’ Reports	13
Trustees’ Fees and Expenses	1
Total Expenses	1,619
Net Investment Income	9,435
Realized Net Gain (Loss) on
Investment Securities Sold	8,355
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	38,918
Net Increase (Decrease) in Net Assets
Resulting from Operations	56,708

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,435	15,531
Realized Net Gain (Loss)	8,355	4,821
Change in Unrealized Appreciation (Depreciation)	38,918	44,301
Net Increase (Decrease) in Net Assets Resulting from Operations	56,708	64,653
Distributions
Net Investment Income	(15,585)	(18,016)
Realized Capital Gain	—	—
Total Distributions	(15,585)	(18,016)
Capital Share Transactions
Issued	50,751	87,325
Issued in Lieu of Cash Distributions	15,585	18,016
Redeemed	(74,628)	(99,148)
Net Increase (Decrease) from Capital Share Transactions	(8,292)	6,193
Total Increase (Decrease)	32,831	52,830
Net Assets
Beginning of Period	771,274	718,444
End of Period[2]	804,105	771,274

1 Interest income from an affiliated company of the portfolio was $22,000.
2 Net Assets—End of Period includes undistributed net investment income of $7,721,000 and $13,871,000.
See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Diversified Value Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.33	$11.55	$9.57	$16.33	$16.53	$14.37
Investment Operations
Net Investment Income	.153	.249	.303	.410	.360	.370[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.767	.821	2.097	(5.960)	.280	2.270
Total from Investment Operations	.920	1.070	2.400	(5.550)	.640	2.640
Distributions
Dividends from Net Investment Income	(.250)	(.290)	(.420)	(.390)	(.310)	(.290)
Distributions from Realized Capital Gains	—	—	—	(.820)	(.530)	(.190)
Total Distributions	(.250)	(.290)	(.420)	(1.210)	(.840)	(.480)
Net Asset Value, End of Period	$13.00	$12.33	$11.55	$9.57	$16.33	$16.53

Total Return	7.47%	9.33%	26.92%	–36.14%	3.93%	18.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$804	$771	$718	$594	$1,030	$926
Ratio of Total Expenses to
Average Net Assets[2]	0.40%	0.40%	0.42%	0.37%	0.40%	0.40%
Ratio of Net Investment Income to
Average Net Assets	2.36%	2.15%	2.95%	3.05%	2.24%	2.46%
Portfolio Turnover Rate	15%	12%	24%	15%	21%	25%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.02%), (0.01%), (0.02%), 0.00%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Diversified Value Portfolio

Notes to Financial Statements

Vanguard Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2007–2010), and for the period ended June 30, 2011, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, LLC, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to the MSCI Prime Market 750 Index. For the six months ended June 30, 2011, the investment advisory fee represented an effective annual basic rate of 0.13% of the portfolio’s average net assets before a decrease of $6,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2011, the portfolio had contributed capital of $131,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2011, 100% of the portfolio’s investments were valued based on Level 1 inputs.

9

Vanguard Diversified Value Portfolio

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2010, the portfolio had available capital loss carryforwards totaling $50,752,000 to offset future net capital gains of $30,881,000 through December 31, 2016, $6,738,000 through December 31, 2017, and $13,133,000 through December 31, 2018. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2011; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2011, the cost of investment securities for tax purposes was $787,702,000. Net unrealized appreciation of investment securities for tax purposes was $19,709,000, consisting of unrealized gains of $136,282,000 on securities that had risen in value since their purchase and $116,573,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2011, the portfolio purchased $58,644,000 of investment securities and sold $70,959,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2011	December 31, 2010
	Shares	Shares
	(000)	(000)
Issued	3,935	7,535
Issued in Lieu of Cash Distributions	1,206	1,501
Redeemed	(5,823)	(8,705)
Net Increase (Decrease) in Shares Outstanding	(682)	331

H. In preparing the financial statements as of June 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

10

Vanguard Diversified Value Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Value Portfolio	12/31/2010	6/30/2011	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,074.74	$2.06
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.81	2.01

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.40%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

11

Vanguard Diversified Value Portfolio

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Variable Insurance Fund Diversified Value Portfolio has renewed the portfolio’s investment advisory agreement with Barrow, Hanley, Mewhinney & Strauss, LLC. The board determined that the retention of Barrow Hanley was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Barrow Hanley, founded in 1979, is known for its commitment to value investing. The firm has managed Diversified Value Portfolio since its inception in 1999. Using a combination of in-depth fundamental research and valuation forecasts, Barrow Hanley seeks stocks offering strong fundamentals and price appreciation potential, with below average price-to-earnings ratios and price-to-book value ratios, and above-average current yields.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the portfolio’s investment strategy in disciplined fashion. The board noted that the portfolio has underperformed the advisor’s benchmark over both the short and long term, and has underperformed its peer group over the short term, but has outperformed its peer group over the long term. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was far below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Barrow Hanley in determining whether to approve the advisory fee, because Barrow Hanley is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory agreement again after a one-year period.

12

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International, Ltd.  (diversified manufacturing and services) and Hewlett-Packard Co. (electronic computer manufacturing); Senior Advisor at New Mountain Capital; Trustee of The Conference Board; Member of the Board of Managers of Delphi Automotive LLP (automotive components).

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with secondary appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Work Life Policy; Member of the Advisory Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2009) and Vice Chairman of the Board (2008–2009) of Cummins Inc. (industrial machinery); Director of SKF AB (industrial machinery), Hillenbrand, Inc. (specialized consumer services), the Lumina Foundation for Education, and Oxfam America; Chairman of the Advisory Council for the College of Arts and Letters and Member of the Advisory Board to the Kellogg Institute for International Studies at the University of Notre Dame.

André F. Perold
Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking at the HarvardBusiness School; Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/ aircraft systems and services) and the National Association of Manufacturers; Chairman of the Federal Reserve Bank of Cleveland; Vice Chairman of University Hospitals of Cleveland; President of the Board of The Cleveland Museum of Art.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010); Overseer of the Amos Tuck School of Business Administration at Dartmouth College.

Executive Officers

Glenn Booraem
Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group since 2010; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt
Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter
Martha G. King

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Annuity and Insurance Services > 800-522-5555

Institutional Investor Services > 800-523-1036

Text Telephone for People

With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your portfolio at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your portfolio is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

CFA® is a trademark owned by CFA Institute.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. The prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with Vanguard and any related funds.

S&P 500 ® and Standard & Poor’s 500 are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by The Vanguard Group, Inc. The Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by S&P or its Affiliates, and S&P and its Affiliates make no representation, warranty, or condition regarding the advisability of buying, selling, or holding units/shares in the funds.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q692 082011

Vanguard Variable Insurance Fund
Semiannual Report

June 30, 2011

Equity Income Portfolio

> Despite a barrage of grim headlines, the stock market delivered solid gains for the six months ended June 30, 2011, buoyed by strength in corporate earnings.

> All sectors of the broad investment-grade U.S. bond market also posted positive results for the period.

> The returns on money market funds remained near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates.

Contents

Market Perspective	1
Equity Income Portfolio	2

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
Cover photograph: Jean Maher.

Market Perspective

Dear Planholder,

This report begins with a look at the market environment during the past six months, a volatile stretch that felt a lot worse than the stock and bond markets’ relatively solid returns would imply. Unnerving headlines communicated—and perhaps exacerbated—the glum mood that characterized much of the period, even as corporate earnings increased and stock prices moved higher.

In the pages that follow, you’ll find a review of the performance of your portfolio. Each of the portfolios in the Vanguard Variable Insurance Fund can be used as a component in an investment program that includes a combination of stock, bond, and money market portfolios appropriate to your own risk tolerance and long-term investment goals. We firmly believe that diversification, balance, and a long-term perspective are critical to successful investing. Experience suggests that it is especially important to heed this counsel in periods of heightened economic uncertainty, when the impulse to react to the latest headline can be strong.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
July 13, 2011

For stock markets, a ragged six-month gain
Global stock markets climbed unsteadily as investor attitudes swung from giddy optimism about the strength of corporate earnings to fears that the slow, grinding recovery was losing momentum. Stock prices rallied through the first four months of 2011, pulled back as economic news turned gloomier, then bounced back at the end of the period.

The broad U.S. stock market returned about 6% for the six months. International stock markets finished a few steps behind, restrained by sovereign-debt dramas in Europe and the economic aftershocks of the Japanese natural and nuclear disaster. Gains were modest in emerging markets, too, as big economies such as China and Brazil grappled with inflationary pressures.

Low yields, solid returns in the bond market
Bonds delivered solid six-month returns even as interest rates hovered near generational lows. Bond prices rallied in the spring as economic anxiety prompted a search for safer havens in fixed income.

The broad taxable bond market returned almost 3%. The municipal market performed even better. Municipal securities were hammered early in the year as unsettling headlines raised doubts about their safety. Toward the end, investors’ worries began to recede and prices rose.

The yields on money market instruments remained nearly invisible, consistent with the Federal Reserve Board’s target for short-term interest rates, which since December 2008 has been anchored between 0% and 0.25%.

Market Barometer
			Total Returns
		Periods Ended June 30, 2011
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	6.37%	31.93%	3.30%
Russell 2000 Index (Small-caps)	6.21	37.41	4.08
Dow Jones U.S. Total Stock Market Index	6.01	32.26	3.66
MSCI All Country World Index ex USA (International)	3.80	29.73	3.67

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	2.72%	3.90%	6.52%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	4.42	3.48	4.93
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.14	1.86

CPI
Consumer Price Index	2.99%	3.56%	2.15%
1 Annualized.

Vanguard® Equity Income Portfolio

For the six months ended June 30, 2011, Vanguard Equity Income Portfolio returned 8.53% as all ten industry sectors contributed to performance. The portfolio finished the half-year slightly ahead of its benchmark index and more than 2 percentage points better than the average return of peer funds.

At the end of the period, the portfolio’s 30-day SEC yield stood at 2.84%, up from 2.22% at the start of the period. Consistent with the portfolio’s objective of providing an above-average level of dividend income, its yield was about 1 percentage point higher than that of the broad stock market.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The investment environment remained ripe for dividends
Vanguard Equity Income Portfolio’s mission is to find stocks that will deliver a combination of above-average dividend yields and price appreciation to shareholders. To accomplish this objective, the portfolio’s advisors use traditional and quantitative research techniques to identify high-quality companies with the financial strength to maintain generous dividend payments while also producing reasonable earnings growth.

While dividends didn’t disappear during the financial crisis, they weren’t delivered as consistently or as generously as investors had come to expect as cash-strapped companies trimmed their payments. In the last two years, however, many firms have returned to profitability, and dividends are beginning to flow more freely from their financial statements.

The portfolio has benefited from this development as well as the overall health of the financial markets and the slow but gradual improvement in the economy. Bright spots were evident in every sector, but energy was the star, posting a return of about 15% as rising oil prices lifted giant integrated oil and gas companies.

Consumer staples, the portfolio’s largest sector allocation, returned about 9%. The portfolio notched its greatest margin of advantage over the benchmark in the sector, largely because the advisors avoided some of the sector’s potholes.

Consumer discretionary and health care stocks delivered double-digit returns, and, after energy, were the portfolio’s top performers on an absolute basis. Pharmaceutical companies, known for their dividend payouts, began to find favor with investors again. In part this is because of the companies’ prospects for growth in fast-developing economies that are expected to spend more on health care as per capita wealth increases.

Results were also positive across the rest of the portfolio. Information technology stocks returned more than 4%, a showing that wasn’t particularly distinguished but still nearly double that of the sector in the benchmark index. The outperformance was mostly a result of the advisors’ success in sidestepping the index’s weak spots.

For more on the strategy and positioning of the Equity Income Portfolio, please see the Advisors’ Report that follows.

A fruitful season for equity income
Investors in search of equity income have enjoyed mostly strong returns over the past two years, in some cases even better than the returns of the broad stock market. The fund’s two advisors––Wellington Management Company and Vanguard Quantitative Equity Group––combine the skill and experience necessary to find high-quality companies that pay consistent dividends and have the potential for growth.

While the market dynamics will continue to change, Vanguard believes that over the long run, the Equity Income Portfolio––which offers a low-cost way to gain exposure to stocks that pay above-average dividend yields––can be a valuable part of a diversified investment plan.

Total Returns
Six Months Ended
June 30, 2011
Vanguard Equity Income Portfolio	8.53%
FTSE High Dividend Yield Index	8.28
Variable Insurance Equity Income Funds Average[1]	5.82

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Equity Income
	Portfolio	Funds Average
Equity Income Portfolio	0.35%	0.88%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2011, the annualized expense ratio was 0.34%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

2

Vanguard Equity Income Portfolio

Advisors’ Report

The Equity Income Portfolio returned 8.53% for the six months ended June 30, 2011. The benchmark FTSE High Dividend Yield Index returned 8.28% for the period, while variable insurance equity income peer funds returned an average of 5.82%.

The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also provided a discussion of the investment environment that existed during the first half of 2011 and of the effect of this environment on the portfolio’s positioning. These reports were prepared on July 19, 2011.

Wellington Management Company, LLP

Portfolio Manager:
W. Michael Reckmeyer, III, CFA, Senior Vice President

The U.S. economy lost momentum in the second quarter because of supply constraints caused by the tragic Japanese earthquake and tsunami, as well as rising oil prices that curtailed consumer spending. With supply constraints easing and oil prices retreating, we expect to see a reacceleration in economic activity during the second half of 2011.

While we anticipate continued economic expansion, we also expect to see a slower-than-normal recovery rate as a result of continued pressure on the housing market, modest wage gains, and fiscal constraints from state and federal budgets.

Internationally, we continue to see bifurcated economic conditions. In Asia, Japan suffered an economic contraction following the natural disasters, but we expect growth to rebound as fiscal spending accelerates. China remains a conundrum: Its economy is slowing because of tighter policy initiatives, but we expect economic growth to reaccelerate as inflation comes under control. However, concerns remain about the speculative characteristics of the country’s economy and whether its economic growth is sustainable.

Within Europe, Germany continues to be the key driver of economic activity, led by exports, but peripheral European countries such as Portugal, Italy, Spain, and Greece remain under significant economic stress. We are hopeful for a near-term resolution, but remain concerned that longer-term issues will persist, resulting in continued episodic dislocations.

Our largest purchases over the past six months included energy producer Royal Dutch Shell, United Kingdom-based telecommunications provider Vodafone, consumer staples provider Procter and

Vanguard Equity Income Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	63	330	Employs a fundamental approach to identify desirable
Company, llp			individual stocks, seeking those that typically offer
			above-average dividend yields, below-average
			valuations, and the potential for dividend increases
			in the future.
Vanguard Quantitative Equity Group	34	181	Employs a quantitative fundamental management
			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings quality of companies as compared with
			their peers.
Cash Investments	3	17	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

3

Vanguard Equity Income Portfolio

Gamble, and Swiss insurance company Swiss Re. Our sales included names that reached our target price, such as Toronto Dominion, Genuine Parts, and PPG Industries, as well as names that were approaching our target price and experiencing eroding fundamentals, such as Total and Taiwan Semiconductor.

Vanguard Quantitative Equity Group

Portfolio Manager:
James P. Stetler, Principal

After delivering a very robust return of more than 6% for the first three months of the year, U.S. equities went nowhere for the second three-month period. In the United States, the good news has been continued strong corporate profits, which are expected to continue rising through the second quarter of 2011. However, that earnings growth has not been enough to convince investors that the economy is on a sustainable growth path. Uncertainty and caution concerning a lackluster employment outlook, declining housing reports, and the unresolved federal budget and debt ceiling situation remain. Compounding the uncertainties in the United States, turmoil also continues in the international arena, with the unresolved European sovereign debt crisis, Middle

East unrest, and Japan’s challenges to bounce back from the earthquake and tsunami disasters.

Income-oriented equities, as defined by the FTSE High Dividend Yield Index and the focus of your investment in the Equity Income Portfolio, outpaced growth companies by a little over 1 percentage point for the six months and were led by defensive stocks such as health care, utilities, and certain consumer companies. Energy stocks also performed well as the price of crude rose around 20% during the period before falling back. Financial and technology company returns were the laggards for the fiscal half-year.

While overall portfolio performance is affected by the macroeconomic factors described above, our approach to investing focuses on specific stock fundamentals. As we believe there is no single indicator for identifying attractive stocks, our company evaluation process is diversified across multiple factors and considers many company attributes: valuation, growth, quality, management decisions, and market sentiment. For the six months, our market sentiment, management decisions, valuation, and quality models were all positive contributors to performance while our growth model lagged.

Our stock selection results were positive in eight of ten sectors and were strongest in the consumer staples, consumer discretionary, and materials sectors. In consumer staples, selections such as Herbalife, Hershey Foods, and Dr. Pepper Snapple Group contributed the most to our relative returns. Limited Brands and VF led our results in the consumer discretionary group, while Lubrizol and Eastman Chemical did the same in materials. Returns lagged slightly in the industrial and technology sectors. Most of our relative shortfall in industrials was the result of underweighted positions in Lockheed Martin and Boeing. Technology company Applied Materials did not perform as expected.

Vanguard Equity Income Portfolio

Portfolio Profile
As of June 30, 2011

Portfolio Characteristics
		Comparative Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	141	434	3,745
Median Market Cap	$67.4B	$81.0B	$30.8B
Price/Earnings Ratio	13.9x	14.6x	17.1x
Price/Book Ratio	2.2x	2.4x	2.2x
Yield[3]	2.8%	3.2%	1.8%
Return on Equity	21.0%	22.1%	19.1%
Earnings Growth Rate	1.6%	2.3%	5.8%
Foreign Holdings	5.5%	0.0%	0.0%
Turnover Rate[4]	24%	—	—
Expense Ratio[5]	0.35%	—	—
Short-Term Reserves	0.4%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.93
Beta	0.92	0.87

Sector Diversification (% of equity exposure)
	Comparative Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	6.6%	6.6%	12.2%
Consumer Staples	16.8	19.2	9.7
Energy	13.9	13.9	11.2
Financials	10.7	5.3	15.4
Health Care	12.3	12.8	11.3
Industrials	16.0	16.1	11.6
Information Technology	8.3	8.7	18.4
Materials	3.6	3.4	4.4
Telecommunication
Services	4.7	5.7	2.6
Utilities	7.1	8.3	3.2

Ten Largest Holdings[6] (% of total net assets)

Exxon Mobil Corp.	Integrated Oil
	& Gas	4.1%
Chevron Corp.	Integrated Oil
	& Gas	4.0
Johnson & Johnson	Pharmaceuticals	3.3
AT&T Inc.	Integrated
	Telecommunication
	Services	3.2
Pfizer Inc.	Pharmaceuticals	3.1
Merck & Co. Inc.	Pharmaceuticals	2.8
General Electric Co.	Industrial
	Conglomerates	2.6
Microsoft Corp.	Systems Software	2.6
Philip Morris
International Inc.	Tobacco	2.4
3M Co.	Industrial
	Conglomerates	2.1
Top Ten		30.2%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index.
If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 FTSE High Dividend Yield Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2011, the annualized expense ratio was 0.34%.
6 The holdings listed exclude any temporary cash investments and equity index products.

5

Vanguard Equity Income Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2000–June 30, 2011

Average Annual Total Returns: Periods Ended June 30, 2011

	Inception Date	One Year	Five Years	Ten Years
Equity Income Portfolio	6/7/1993	31.60%	3.58%	4.66%

1 Six months ended June 30, 2011.
2 Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.
See Financial Highlights for dividend and capital gains information.

6

Vanguard Equity Income Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2011

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (97.8%)[1]
Consumer Discretionary (6.3%)
Home Depot Inc.	277,400	10,047
McDonald’s Corp.	106,646	8,992
Nordstrom Inc.	64,600	3,032
Mattel Inc.	102,300	2,812
Time Warner Cable Inc.	22,900	1,787
VF Corp.	12,600	1,368
Limited Brands Inc.	24,450	940
Brinker International Inc.	37,700	922
Williams-Sonoma Inc.	22,850	834
Polaris Industries Inc.	4,300	478
Foot Locker Inc.	17,700	421
H&R Block Inc.	25,400	407
Bob Evans Farms Inc.	9,800	343
Time Warner Inc.	8,000	291
Comcast Corp. Class A
Special Shares	11,300	274
Cato Corp. Class A	8,700	251
		33,199
Consumer Staples (16.5%)
Philip Morris
International Inc.	189,073	12,624
PepsiCo Inc.	136,400	9,607
Procter & Gamble Co.	131,900	8,385
Kraft Foods Inc.	223,952	7,890
Sysco Corp.	200,600	6,255
Unilever NV	170,700	5,608
Kimberly-Clark Corp.	84,160	5,602
Altria Group Inc.	205,580	5,429
General Mills Inc.	119,900	4,463
Wal-Mart Stores Inc.	78,600	4,177
Coca-Cola Co.	55,512	3,735
Colgate-Palmolive Co.	25,300	2,211
Imperial Tobacco Group plc	50,438	1,679
Reynolds American Inc.	38,500	1,426
Sara Lee Corp.	68,500	1,301
Dr Pepper Snapple
Group Inc.	30,700	1,287
Hershey Co.	22,200	1,262
Hormel Foods Corp.	41,200	1,228
Molson Coors Brewing Co.
Class B	20,500	917
Lorillard Inc.	7,100	773
Flowers Foods Inc.	28,800	635
Herbalife Ltd.	7,700	444
		86,938
Energy (13.5%)
Exxon Mobil Corp.	264,500	21,525
Chevron Corp.	207,400	21,329
ConocoPhillips	132,520	9,964
Occidental Petroleum Corp.	63,700	6,628

		Market
		Value•
	Shares	($000)
Royal Dutch Shell plc
Class B	178,725	6,378
Marathon Oil Corp.	100,800	5,310
		71,134
Exchange-Traded Fund (1.1%)
2 Vanguard Value ETF	104,300	5,846

Financials (10.1%)
Marsh & McLennan
Cos. Inc.	297,900	9,291
Chubb Corp.	90,860	5,689
JPMorgan Chase & Co.	118,500	4,851
ACE Ltd.	69,700	4,588
M&T Bank Corp.	50,400	4,433
PNC Financial Services
Group Inc.	69,700	4,155
BlackRock Inc.	20,300	3,894
Wells Fargo & Co.	120,500	3,381
Swiss Re Ltd.	43,149	2,423
National Bank of Canada	21,300	1,727
Credit Suisse Group
AG ADR	43,400	1,693
Travelers Cos. Inc.	28,400	1,658
Commerce Bancshares Inc.	24,200	1,041
Ameriprise Financial Inc.	15,700	906
Unitrin Inc.	30,300	899
RLI Corp.	14,500	898
Allied World Assurance Co.
Holdings Ltd.	14,600	841
American Express Co.	6,800	352
American Financial Group Inc.	8,500	303
Dime Community
Bancshares Inc.	10,000	145
		53,168
Health Care (11.8%)
Johnson & Johnson	264,286	17,580
Pfizer Inc.	790,728	16,289
Merck & Co. Inc.	418,374	14,765
AstraZeneca plc ADR	91,600	4,586
Bristol-Myers Squibb Co.	85,360	2,472
Eli Lilly & Co.	60,520	2,271
Baxter International Inc.	33,100	1,976
Abbott Laboratories	27,700	1,458
Cardinal Health Inc.	15,100	686
Medtronic Inc.	9,400	362
National Healthcare Corp.	3,591	178
		62,623
Industrials (15.6%)
General Electric Co.	733,052	13,825
3M Co.	117,000	11,098
Eaton Corp.	127,000	6,534
Tyco International Ltd.	123,800	6,119
Stanley Black & Decker Inc.	84,800	6,110

		Market
		Value•
	Shares	($000)
Illinois Tool Works Inc.	97,500	5,508
Waste Management Inc.	139,100	5,184
Republic Services Inc.
Class A	118,100	3,643
Lockheed Martin Corp.	41,500	3,360
Caterpillar Inc.	28,200	3,002
United Parcel Service Inc.
Class B	34,500	2,516
United Technologies Corp.	28,400	2,514
Honeywell International Inc.	32,000	1,907
Schneider Electric SA	10,816	1,806
Northrop Grumman Corp.	22,968	1,593
General Dynamics Corp.	19,300	1,438
PACCAR Inc.	27,400	1,400
CSX Corp.	38,400	1,007
Parker Hannifin Corp.	10,400	933
Pitney Bowes Inc.	30,600	704
Rockwell Automation Inc.	8,000	694
Boeing Co.	9,100	673
Emerson Electric Co.	6,000	338
Briggs & Stratton Corp.	14,400	286
Timken Co.	3,300	166
		82,358
Information Technology (7.9%)
Microsoft Corp.	518,700	13,486
Intel Corp.	457,300	10,134
Analog Devices Inc.	167,000	6,536
Maxim Integrated
Products Inc.	156,500	4,000
Xilinx Inc.	104,400	3,807
Accenture plc Class A	36,200	2,187
Applied Materials Inc.	100,200	1,304
KLA-Tencor Corp.	3,800	154
		41,608
Materials (3.5%)
EI du Pont de
Nemours & Co.	108,391	5,859
Sherwin-Williams Co.	50,900	4,269
Nucor Corp.	73,200	3,017
Packaging Corp. of America	86,600	2,424
PPG Industries Inc.	15,300	1,389
Eastman Chemical Co.	11,730	1,197
Cabot Corp.	9,543	381
Southern Copper Corp.	1,100	36
		18,572
Telecommunication Services (4.6%)
AT&T Inc.	531,560	16,696
Verizon
Communications Inc.	112,202	4,177
Vodafone Group plc ADR	113,400	3,030
CenturyLink Inc.	6,134	248
		24,151
Utilities (6.9%)
Northeast Utilities	116,700	4,104
UGI Corp.	120,000	3,827
Dominion Resources Inc.	72,350	3,492
Xcel Energy Inc.	141,100	3,429
NextEra Energy Inc.	48,740	2,801
American Electric
Power Co. Inc.	65,800	2,479
PG&E Corp.	56,300	2,366
Consolidated Edison Inc.	25,700	1,368
Entergy Corp.	18,900	1,291
Alliant Energy Corp.	25,800	1,049
Pinnacle West Capital Corp.	23,400	1,043

7

Vanguard Equity Income Portfolio

			Market
			Value•
		Shares	($000)
	TECO Energy Inc.	54,300	1,026
	Integrys Energy Group Inc.	19,700	1,021
	NV Energy Inc.	66,400	1,019
	CMS Energy Corp.	51,500	1,014
	Portland General Electric Co.	39,500	999
	Southwest Gas Corp.	24,839	959
	Unisource Energy Corp.	25,566	954
	PPL Corp.	30,200	841
	Atmos Energy Corp.	22,900	762
	DTE Energy Co.	14,200	710
			36,554
Total Common Stocks
(Cost $462,709)			516,151
Temporary Cash Investments (2.3%)[1]
Money Market Fund (1.8%)
3	Vanguard Market
	Liquidity Fund,
	0.140%	9,864,179	9,864

		Face
		Amount
		($000)
Repurchase Agreement (0.2%)
	UBS Securities LLC
	0.060%, 7/1/11
	(Dated 6/30/11,
	Repurchase Value
	$900,000, collateralized
	by Federal National
	Mortgage Assn.,
	4.000%, 4/1/26)	900	900
U.S. Government and Agency Obligations (0.3%)
[4,5]	Fannie Mae
	Discount Notes,
	0.140%, 7/7/11	100	100
[4,5]	Freddie Mac
	Discount Notes,
	0.090%, 8/22/11	600	600
[4,5]	Freddie Mac
	Discount Notes,
	0.100%, 8/29/11	750	750
			1,450
Total Temporary Cash Investments
(Cost $12,214)			12,214
Total Investments (100.1%)
(Cost $474,923)			528,365

Market
Value•
($000)
Other Assets and Liabilities (–0.1%)
Other Assets	1,547
Liabilities	(1,861)
(314)
Net Assets (100%)
Applicable to 33,681,121 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	528,051
Net Asset Value Per Share	$15.68

At June 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	525,956
Undistributed Net Investment Income	6,266
Accumulated Net Realized Losses	(57,883)
Unrealized Appreciation (Depreciation)
Investment Securities	53,442
Futures Contracts	270
Net Assets	528,051

• See Note A in Notes to Financial Statements.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.7% and 0.4%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $1,450,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Equity Income Portfolio

Statement of Operations

Six Months Ended
June 30, 2011
($000)
Investment Income
Income
Dividends[1,2]	8,168
Interest[1]	15
Security Lending	5
Total Income	8,188
Expenses
Investment Advisory Fees—Note B
Basic Fee	237
Performance Adjustment	25
The Vanguard Group—Note C
Management and Administrative	520
Marketing and Distribution	48
Custodian Fees	20
Shareholders’ Reports	15
Total Expenses	865
Net Investment Income	7,323
Realized Net Gain (Loss)
Investment Securities Sold[1]	8,754
Futures Contracts	389
Foreign Currencies	7
Realized Net Gain (Loss)	9,150
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	24,479
Futures Contracts	268
Change in Unrealized Appreciation
(Depreciation)	24,747
Net Increase (Decrease) in Net Assets
Resulting from Operations	41,220

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,323	11,858
Realized Net Gain (Loss)	9,150	10,375
Change in Unrealized Appreciation (Depreciation)	24,747	37,472
Net Increase (Decrease) in Net Assets Resulting from Operations	41,220	59,705
Distributions
Net Investment Income	(11,655)	(12,077)
Realized Capital Gain	—	—
Total Distributions	(11,655)	(12,077)
Capital Share Transactions
Issued	44,832	63,025
Issued in Lieu of Cash Distributions	11,655	12,077
Redeemed	(32,439)	(57,451)
Net Increase (Decrease) from Capital Share Transactions	24,048	17,651
Total Increase (Decrease)	53,613	65,279
Net Assets
Beginning of Period	474,438	409,159
End of Period[3]	528,051	474,438

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $66,000, $11,000, and $0, respectively.
2 Dividends are net of foreign withholding taxes of $27,000.
3 Net Assets—End of Period includes undistributed net investment income of $6,266,000 and $10,591,000.
See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Equity Income Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$14.78	$13.26	$12.08	$19.79	$20.81	$18.60
Investment Operations
Net Investment Income	.211	.374	.414	.590	.570	.540
Net Realized and Unrealized Gain (Loss)
on Investments	1.044	1.540	1.401	(6.190)	.320	3.100
Total from Investment Operations	1.255	1.914	1.815	(5.600)	.890	3.640
Distributions
Dividends from Net Investment Income	(.355)	(.394)	(.600)	(.600)	(.520)	(.540)
Distributions from Realized Capital Gains	—	—	(.035)	(1.510)	(1.390)	(.890)
Total Distributions	(.355)	(.394)	(.635)	(2.110)	(1.910)	(1.430)
Net Asset Value, End of Period	$15.68	$14.78	$13.26	$12.08	$19.79	$20.81

Total Return	8.53%	14.71%	16.77%	–30.91%	4.53%	20.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$528	$474	$409	$381	$601	$601
Ratio of Total Expenses to
Average Net Assets[1]	0.34%	0.35%	0.35%	0.29%	0.29%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.89%	2.82%	3.36%	3.65%	2.79%	2.90%
Portfolio Turnover Rate	24%	40%	56%	60%	61%	28%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.02%, 0.01%, 0.00%, and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

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Vanguard Equity Income Portfolio

Notes to Financial Statements

Vanguard Equity Income Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Repurchase Agreements: The portfolio invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2007–2010), and for the period ended June 30, 2011, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

11

Vanguard Equity Income Portfolio

7. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Wellington Management Company, llp, is subject to quarterly adjustments based on performance for the preceding three years relative to the Lipper Equity Income Average for periods prior to April 1, 2008, and the new benchmark, the FTSE High Dividend Yield Index, beginning April 1, 2008. The benchmark change was fully phased in as of March 2011.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $78,000 for the six months ended June 30, 2011.

For the six months ended June 30, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.09% of the portfolio’s average net assets, before an increase of $25,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2011, the portfolio had contributed capital of $85,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	503,865	12,286	—
Temporary Cash Investments	9,864	2,350	—
Futures Contracts—Assets[1]	87	—	—
Total	513,816	14,636	—
1 Represents variation margin on the last day of the reporting period.

12

Vanguard Equity Income Portfolio

E. At June 30, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2011	23	7,564	204
E-mini S&P 500 Index	September 2011	41	2,697	66

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended June 30, 2011, the portfolio realized net foreign currency gains of $7,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2010, the portfolio had available capital loss carryforwards totaling $67,030,000 to offset future net capital gains through December 31, 2017. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2011; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2011, the cost of investment securities for tax purposes was $474,923,000. Net unrealized appreciation of investment securities for tax purposes was $53,442,000, consisting of unrealized gains of $72,634,000 on securities that had risen in value since their purchase and $19,192,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2011, the portfolio purchased $77,266,000 of investment securities and sold $58,803,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2011	December 31, 2010
	Shares	Shares
	(000)	(000)
Issued	2,920	4,616
Issued in Lieu of Cash Distributions	757	893
Redeemed	(2,104)	(4,251)
Net Increase (Decrease) in Shares Outstanding	1,573	1,258

I. In preparing the financial statements as of June 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

13

Vanguard Equity Income Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Portfolio	12/31/2010	6/30/2011	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,085.35	$1.76
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.11	1.71

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.34%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

14

Vanguard Equity Income Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund Equity Income Portfolio has renewed the portfolio’s investment advisory arrangements with Wellington Management Company, llp and The Vanguard Group, Inc. (through its Quantitative Equity Group). The board concluded that the retention of the advisors was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Wellington Management Company. Founded in 1928, Wellington Management is among the nation’s oldest and most-respected institutional investment managers. The firm has advised a portion of the Equity Income Portfolio since 2003. The portfolio manager is backed by a long-tenured team of research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has provided high-quality advisory services for the portfolio and has demonstrated strong organizational depth and stability over both the short and long term.

The Vanguard Group. Vanguard has been managing investments for more than three decades.
The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the portfolio since 2003.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted the continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out its investment strategy in disciplined fashion, and that the results have allowed the portfolio to perform competitively against its benchmark and peer-group average. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for shareholders.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rate negotiated with Wellington Management without any need for asset-level breakpoints. Wellington Management’s advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group. The board also concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as the portfolio’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

15

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett-Packard Co. (electronic computer manufacturing); Senior Advisor at New Mountain Capital; Trustee of The Conference Board; Member of the Board of Managers of Delphi Automotive LLP (automotive components).

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with secondary appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Work Life Policy; Member of the Advisory Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. PrincipalBOccupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2009) and Vice Chairman of the Board (2008–2009) of Cummins Inc. (industrial machinery); Director of SKF AB (industrial machinery), Hillenbrand, Inc. (specialized consumer services), the Lumina Foundation for Education, and Oxfam America; Chairman of the Advisory Council for the College of Arts and Letters and Member of the Advisory Board to the Kellogg Institute for International Studies at the University of Notre Dame.

André F. Perold
Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking at the Harvard Business School; Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/ aircraft systems and services) and the National Association of Manufacturers; Chairman of the Federal Reserve Bank of Cleveland; Vice Chairman of University Hospitals of Cleveland; President of the Board of The Cleveland Museum of Art.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010); Overseer of the Amos Tuck School of Business Administration at Dartmouth College.

Executive Officers

Glenn Booraem
Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group since 2010; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt
Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter
Martha G. King

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Annuity and Insurance Services > 800-522-5555

Institutional Investor Services > 800-523-1036

Text Telephone for People

With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your portfolio at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your portfolio is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

CFA® is a trademark owned by CFA Institute.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. The prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with Vanguard and any related funds.

S&P 500 ® and Standard & Poor’s 500 are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by The Vanguard Group, Inc. The Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by S&P or its Affiliates, and S&P and its Affiliates make no representation, warranty, or condition regarding the advisability of buying, selling, or holding units/shares in the funds.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q692 082011

Vanguard Variable Insurance Fund
Semiannual Report

June 30, 2011

Equity Index Portfolio

> Despite a barrage of grim headlines, the stock market delivered solid gains for the six months ended June 30, 2011, buoyed by strength in corporate earnings.

> All sectors of the broad investment-grade U.S. bond market also posted positive results for the period.

> The returns on money market funds remained near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates.

Contents

Market Perspective	1
Equity Index Portfolio	2

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
Cover photograph: Jean Maher.

Market Perspective

Dear Planholder,

This report begins with a look at the market environment during the past six months, a volatile stretch that felt a lot worse than the stock and bond markets’ relatively solid returns would imply. Unnerving headlines communicated—and perhaps exacerbated—the glum mood that characterized much of the period, even as corporate earnings increased and stock prices moved higher.

In the pages that follow, you’ll find a review of the performance of your portfolio. Each of the portfolios in the Vanguard Variable Insurance Fund can be used as a component in an investment program that includes a combination of stock, bond, and money market portfolios appropriate to your own risk tolerance and long-term investment goals. We firmly believe that diversification, balance, and a long-term perspective are critical to successful investing. Experience suggests that it is especially important to heed this counsel in periods of heightened economic uncertainty, when the impulse to react to the latest headline can be strong.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
July 13, 2011

For stock markets, a ragged six-month gain
Global stock markets climbed unsteadily as investor attitudes swung from giddy optimism about the strength of corporate earnings to fears that the slow, grinding recovery was losing momentum. Stock prices rallied through the first four months of 2011, pulled back as economic news turned gloomier, then bounced back at the end of the period.

The broad U.S. stock market returned about 6% for the six months. International stock markets finished a few steps behind, restrained by sovereign-debt dramas in Europe and the economic aftershocks of the Japanese natural and nuclear disaster. Gains were modest in emerging markets, too, as big economies such as China and Brazil grappled with inflationary pressures.

Low yields, solid returns in the bond market
Bonds delivered solid six-month returns even as interest rates hovered near generational lows. Bond prices rallied in the spring as economic anxiety prompted a search for safer havens in fixed income.

The broad taxable bond market returned almost 3%. The municipal market performed even better. Municipal securities were hammered early in the year as unsettling headlines raised doubts about their safety. Toward the end, investors’ worries began to recede and prices rose.

The yields on money market instruments remained nearly invisible, consistent with the Federal Reserve Board’s target for short-term interest rates, which since December 2008 has been anchored between 0% and 0.25%.

Market Barometer
			Total Returns
		Periods Ended June 30, 2011
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	6.37%	31.93%	3.30%
Russell 2000 Index (Small-caps)	6.21	37.41	4.08
Dow Jones U.S. Total Stock Market Index	6.01	32.26	3.66
MSCI All Country World Index ex USA (International)	3.80	29.73	3.67

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	2.72%	3.90%	6.52%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	4.42	3.48	4.93
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.14	1.86

CPI
Consumer Price Index	2.99%	3.56%	2.15%
1 Annualized.

Vanguard® Equity Index Portfolio

For the six months ended June 30, 2011, Vanguard Equity Index Portfolio returned 5.95%. The portfolio’s return was in line with that of its benchmark (6.02%) and better than the average return of competitive funds (4.93%).

The table below shows the returns of your portfolio and its comparative standards for the half-year.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Stocks’ advance was led by health care and energy
The Equity Index Portfolio enjoyed a strong first quarter and then bounced up and down in the second to end up near where it had been on April 1. The portfolio saw positive results in nine of ten sectors, with health care and energy stocks contributing most significantly. Only the financial sector recorded a loss.

Health care (+14%), the market’s top performer for the six months, lagged early in the period but bounced back in the final weeks as investors sought stability amid economic uncertainty. Health care stocks were mostly positive across the board, with pharmaceuticals, biotechnology firms, and health care providers leading the way.

Energy stocks (+11%) also added significantly to the portfolio’s six-month return. The sector was led by oil and gas companies, as oil prices remained high throughout the period.

The consumer discretionary sector (+8%) was another strong performer, with stocks of media companies and restaurants among the top contributors. Industrials and consumer staples also helped, with similar returns of about 8%.

Information technology, the portfolio’s largest sector, rose a tepid 2% as worries about potential weakness in equipment and software demand for the rest of the year weighed on the industry. The only detractor to performance was the financial sector (–3%), as investment and commercial banks remained challenged by bad loans left over from the deep recession and sluggish demand for new loans.

Focus on long-term goals, not the market’s ups and downs
The stock market turned in solid results for the most recent six months, with some volatility along the way. The financial markets remain unpredictable, and nobody knows what the next six months will bring. Good or bad, there will always be unexpected news that drives returns up or down. We remain convinced that the best way to deal with this uncertainty is to ignore short-term volatility and, instead, focus on the long term. We hope you have created a balanced investment plan that includes a steady mix of stock, bond, and money market funds appropriate for your goals and risk tolerance.

Total Returns
Six Months Ended
June 30, 2011
Vanguard Equity Index Portfolio	5.95%
S&P 500 Index	6.02
Variable Insurance Large-Cap Core Funds Average[1]	4.93

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Core
	Portfolio	Funds Average
Equity Index Portfolio	0.19%	0.90%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2011, the annualized expense ratio was
0.18%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

2

Vanguard Equity Index Portfolio

Portfolio Profile
As of June 30, 2011

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	501	500	3,745
Median Market Cap	$50.1B	$50.1B	$30.8B
Price/Earnings Ratio	15.9x	15.9x	17.1x
Price/Book Ratio	2.2x	2.2x	2.2x
Yield[3]	1.8%	2.0%	1.8%
Return on Equity	20.3%	20.3%	19.1%
Earnings Growth Rate	5.6%	5.6%	5.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	6%	—	—
Expense Ratio[5]	0.19%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	1.00
Beta	1.00	0.96

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	10.6%	10.6%	12.2%
Consumer Staples	10.6	10.6	9.7
Energy	12.7	12.7	11.2
Financials	15.1	15.1	15.4
Health Care	11.7	11.7	11.3
Industrials	11.3	11.3	11.6
Information Technology	17.8	17.8	18.4
Materials	3.7	3.7	4.4
Telecommunication
Services	3.1	3.1	2.6
Utilities	3.4	3.4	3.2

Ten Largest Holdings[6] (% of total net assets)

Exxon Mobil Corp.	Integrated Oil
	& Gas	3.3%
Apple Inc.	Computer Hardware	2.6
International Business	IT Consulting
Machines Corp.	& Other Services	1.7
Chevron Corp.	Integrated Oil
	& Gas	1.7
General Electric Co.	Industrial
	Conglomerates	1.7
Microsoft Corp.	Systems Software	1.6
AT&T Inc.	Integrated
	Telecommunication
	Services	1.5
Johnson & Johnson	Pharmaceuticals	1.5
Procter & Gamble Co.	Household Products	1.5
Pfizer Inc.	Pharmaceuticals	1.4
Top Ten		18.5%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2011, the annualized expense ratio was 0.18%.
6 The holdings listed exclude any temporary cash investments and equity index products.

3

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2000–June 30, 2011

Average Annual Total Returns: Periods Ended June 30, 2011

	Inception Date	One Year	Five Years	Ten Years
Equity Index Portfolio	4/29/1991	30.48%	2.89%	2.64%

1 Six months ended June 30, 2011.
See Financial Highlights for dividend and capital gains information.

4

Vanguard Equity Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2011

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (10.6%)
	McDonald’s Corp.	208,044	17,542
	Walt Disney Co.	378,963	14,795
*	Amazon.com Inc.	71,635	14,649
	Comcast Corp. Class A	528,421	13,390
	Home Depot Inc.	319,385	11,568
*	Ford Motor Co.	761,778	10,505
	News Corp. Class A	458,292	8,112
*	DIRECTV Class A	154,023	7,827
	Time Warner Inc.	214,750	7,810
	NIKE Inc. Class B	75,980	6,837
	Target Corp.	138,325	6,489
	Lowe’s Cos. Inc.	261,222	6,089
	Viacom Inc. Class B	117,447	5,990
	Starbucks Corp.	150,422	5,940
	Johnson Controls Inc.	136,153	5,672
	Time Warner Cable Inc.	67,507	5,268
	Yum! Brands Inc.	93,459	5,163
*	priceline.com Inc.	9,961	5,099
	TJX Cos. Inc.	77,523	4,072
	CBS Corp. Class B	133,938	3,816
	Coach Inc.	59,075	3,777
	Carnival Corp.	86,625	3,260
*	Bed Bath & Beyond Inc.	49,908	2,913
	Kohl’s Corp.	56,471	2,824
	Omnicom Group Inc.	56,529	2,722
	McGraw-Hill Cos. Inc.	61,145	2,563
	Macy’s Inc.	85,623	2,504
*	Discovery
	Communications Inc.
	Class A	56,232	2,303
*	Netflix Inc.	8,763	2,302
	Staples Inc.	143,251	2,263
	Wynn Resorts Ltd.	15,322	2,199
	Starwood Hotels &
	Resorts Worldwide Inc.	39,147	2,194
	Best Buy Co. Inc.	65,312	2,051
	Tiffany & Co.	25,707	2,019
	Marriott International Inc.
	Class A	56,804	2,016
	Fortune Brands Inc.	30,965	1,975
	Harley-Davidson Inc.	47,436	1,943
	Limited Brands Inc.	50,427	1,939
*	Chipotle Mexican Grill Inc.
	Class A	6,249	1,926
	Mattel Inc.	69,658	1,915
	VF Corp.	17,625	1,913
	Ross Stores Inc.	23,345	1,870
*	O’Reilly Automotive Inc.	27,534	1,804
	Polo Ralph Lauren Corp.
	Class A	13,032	1,728
	Genuine Parts Co.	31,632	1,721
	Cablevision Systems Corp.
	Class A	46,423	1,681
	Nordstrom Inc.	33,446	1,570
*	AutoZone Inc.	5,053	1,490

			Market
			Value•
		Shares	($000)
*	CarMax Inc.	44,987	1,488
	JC Penney Co. Inc.	43,067	1,488
	Gap Inc.	78,209	1,416
	Darden Restaurants Inc.	27,449	1,366
	Family Dollar Stores Inc.	24,486	1,287
	Whirlpool Corp.	15,325	1,246
	Interpublic Group of
	Cos. Inc.	97,667	1,221
	Hasbro Inc.	27,290	1,199
	Abercrombie & Fitch Co.	17,439	1,167
	Wyndham Worldwide Corp.	34,576	1,163
	Expedia Inc.	39,934	1,158
*	Apollo Group Inc. Class A	24,599	1,075
	International Game
	Technology	59,643	1,049
	H&R Block Inc.	60,918	977
	Newell Rubbermaid Inc.	57,935	914
	Scripps Networks
	Interactive Inc. Class A	18,285	894
*	Goodyear Tire & Rubber Co.	48,384	811
*	GameStop Corp. Class A	28,023	747
	DeVry Inc.	12,278	726
*	Urban Outfitters Inc.	25,509	718
	Leggett & Platt Inc.	29,244	713
	Gannett Co. Inc.	47,912	686
	Comcast Corp. Class A
	Special Shares	26,563	644
	DR Horton Inc.	55,827	643
	Harman International
	Industries Inc.	13,952	636
*,^	Sears Holdings Corp.	8,671	619
	Lennar Corp. Class A	32,185	584
*	Pulte Group Inc.	67,285	515
*	Big Lots Inc.	15,134	502
*	AutoNation Inc.	12,741	466
	Washington Post Co.
	Class B	1,058	443
			256,579
Consumer Staples (10.6%)
	Procter & Gamble Co.	560,006	35,600
	Coca-Cola Co.	459,102	30,893
	Philip Morris
	International Inc.	356,628	23,812
	PepsiCo Inc.	317,017	22,327
	Wal-Mart Stores Inc.	383,117	20,359
	Kraft Foods Inc.	352,543	12,420
	Altria Group Inc.	419,834	11,088
	CVS Caremark Corp.	272,076	10,225
	Colgate-Palmolive Co.	98,087	8,574
	Walgreen Co.	183,688	7,799
	Costco Wholesale Corp.	87,686	7,124
	Kimberly-Clark Corp.	78,819	5,246
	General Mills Inc.	128,128	4,769
	Archer-Daniels-Midland Co.	136,850	4,126
	Sysco Corp.	117,036	3,649
	HJ Heinz Co.	64,532	3,438
	Lorillard Inc.	28,921	3,149
	Kroger Co.	121,347	3,009

			Market
			Value•
		Shares	($000)
	Kellogg Co.	50,318	2,784
	Mead Johnson Nutrition Co.	41,081	2,775
	Reynolds American Inc.	67,824	2,513
	Avon Products Inc.	86,271	2,416
	Estee Lauder Cos. Inc.
	Class A	22,841	2,403
	Sara Lee Corp.	117,401	2,229
	ConAgra Foods Inc.	81,999	2,116
	Whole Foods Market Inc.	29,977	1,902
	Coca-Cola Enterprises Inc.	65,065	1,899
	Dr Pepper Snapple
	Group Inc.	44,718	1,875
	Clorox Co.	26,687	1,800
	JM Smucker Co.	23,202	1,773
	Hershey Co.	30,797	1,751
	Safeway Inc.	70,892	1,657
	Brown-Forman Corp.
	Class B	20,726	1,548
	Molson Coors Brewing Co.
	Class B	31,660	1,416
	McCormick & Co. Inc.	26,565	1,317
	Campbell Soup Co.	36,430	1,259
	Tyson Foods Inc. Class A	60,232	1,170
	Hormel Foods Corp.	27,660	824
*	Constellation Brands Inc.
	Class A	35,903	747
*	Dean Foods Co.	36,625	449
	SUPERVALU Inc.	42,397	399
			256,629
Energy (12.7%)
	Exxon Mobil Corp.	988,297	80,428
	Chevron Corp.	403,349	41,480
	Schlumberger Ltd.	272,160	23,515
	ConocoPhillips	283,502	21,317
	Occidental Petroleum Corp.	163,080	16,967
	Apache Corp.	76,996	9,501
	Halliburton Co.	183,512	9,359
	Anadarko Petroleum Corp.	99,866	7,666
	Marathon Oil Corp.	142,818	7,524
	Devon Energy Corp.	84,823	6,685
	National Oilwell Varco Inc.	84,943	6,643
	Baker Hughes Inc.	87,199	6,327
	EOG Resources Inc.	53,841	5,629
	Hess Corp.	60,720	4,539
	Chesapeake Energy Corp.	131,943	3,917
	Spectra Energy Corp.	130,368	3,573
	Williams Cos. Inc.	117,966	3,568
	Peabody Energy Corp.	54,385	3,204
	Noble Energy Inc.	35,443	3,177
	El Paso Corp.	154,287	3,117
*	Southwestern Energy Co.	69,796	2,993
	Valero Energy Corp.	114,363	2,924
	Murphy Oil Corp.	38,851	2,551
*	Cameron International Corp.	49,157	2,472
	Consol Energy Inc.	45,506	2,206
*	FMC Technologies Inc.	48,210	2,159
	Pioneer Natural
	Resources Co.	23,414	2,097

5

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
*	Alpha Natural
	Resources Inc.	45,469	2,066
	Noble Corp.	50,610	1,995
*	Newfield Exploration Co.	26,738	1,819
	Range Resources Corp.	32,281	1,792
*	Denbury Resources Inc.	80,038	1,601
	EQT Corp.	30,071	1,579
	QEP Resources Inc.	35,500	1,485
	Helmerich & Payne Inc.	21,528	1,423
*	Nabors Industries Ltd.	57,731	1,422
	Cabot Oil & Gas Corp.	20,963	1,390
	Sunoco Inc.	24,314	1,014
*	Rowan Cos. Inc.	25,558	992
	Diamond Offshore
	Drilling Inc.	13,876	977
*	Tesoro Corp.	28,663	657
			305,750
Financials (15.1%)
	JPMorgan Chase & Co.	797,262	32,640
	Wells Fargo & Co.	1,061,104	29,775
*	Berkshire Hathaway Inc.
	Class B	315,858	24,444
	Citigroup Inc.	586,016	24,402
	Bank of America Corp.	2,032,153	22,272
	Goldman Sachs
	Group Inc.	103,870	13,824
	American Express Co.	209,818	10,848
	US Bancorp	386,417	9,858
	MetLife Inc.	212,039	9,302
	Morgan Stanley	309,838	7,129
	Simon Property Group Inc.	58,825	6,837
	Bank of New York
	Mellon Corp.	249,109	6,382
	PNC Financial Services
	Group Inc.	105,610	6,295
	Prudential Financial Inc.	97,879	6,224
	Travelers Cos. Inc.	84,105	4,910
	Capital One
	Financial Corp.	92,099	4,759
	State Street Corp.	101,102	4,559
	ACE Ltd.	67,700	4,456
	Aflac Inc.	93,678	4,373
	CME Group Inc.	13,457	3,924
	Franklin Resources Inc.	28,882	3,792
	BB&T Corp.	139,730	3,750
	BlackRock Inc.	19,283	3,699
	Chubb Corp.	58,580	3,668
	Equity Residential	59,104	3,546
	Marsh & McLennan
	Cos. Inc.	109,892	3,428
	AON Corp.	66,500	3,411
	Charles Schwab Corp.	200,909	3,305
	ProLogis Inc.	91,042	3,263
	Allstate Corp.	105,505	3,221
	Public Storage	28,099	3,204
	T Rowe Price Group Inc.	52,153	3,147
	Boston Properties Inc.	29,287	3,109
	Vornado Realty Trust	32,901	3,066
	HCP Inc.	81,445	2,988
	Discover Financial Services	109,457	2,928
	Progressive Corp.	131,479	2,811
	Ameriprise Financial Inc.	48,527	2,799
	SunTrust Banks Inc.	107,752	2,780
	Loews Corp.	62,741	2,641
	American International
	Group Inc.	87,508	2,566
*	Berkshire Hathaway Inc.
	Class A	21	2,438
	Weyerhaeuser Co.	108,076	2,363

			Market
			Value•
		Shares	($000)
	Hartford Financial
	Services Group Inc.	89,385	2,357
	Fifth Third Bancorp	184,249	2,349
	Host Hotels &
	Resorts Inc.	137,618	2,333
	AvalonBay
	Communities Inc.	17,527	2,251
	Northern Trust Corp.	48,361	2,223
	M&T Bank Corp.	25,208	2,217
	Invesco Ltd.	92,682	2,169
	Principal Financial
	Group Inc.	64,485	1,962
	Health Care REIT Inc.	35,531	1,863
*	Intercontinental-
	Exchange Inc.	14,789	1,844
	NYSE Euronext	52,501	1,799
	Lincoln National Corp.	63,050	1,796
	SLM Corp.	105,835	1,779
	Ventas Inc.	32,811	1,730
	KeyCorp	189,837	1,581
	Unum Group	61,823	1,575
	Regions Financial Corp.	251,408	1,559
	Moody’s Corp.	39,854	1,528
	Kimco Realty Corp.	81,250	1,515
*	CB Richard Ellis Group Inc.
	Class A	58,144	1,460
	XL Group plc Class A	62,143	1,366
	Leucadia National Corp.	39,481	1,346
	Plum Creek Timber Co. Inc.	32,269	1,308
	Comerica Inc.	35,328	1,221
	Huntington Bancshares Inc.	172,345	1,131
	People’s United
	Financial Inc.	75,526	1,015
*	Genworth Financial Inc.
	Class A	97,989	1,007
	Torchmark Corp.	15,504	994
	Legg Mason Inc.	30,324	993
	Cincinnati Financial Corp.	32,529	949
	Zions Bancorporation	36,535	877
	Hudson City Bancorp Inc.	105,404	863
	Marshall & Ilsley Corp.	105,915	844
*	NASDAQ OMX Group Inc.	29,817	754
	Assurant Inc.	19,301	700
*	E*Trade Financial Corp.	50,271	694
	Apartment Investment
	& Management Co.	23,613	603
	First Horizon National Corp.	52,852	504
	Federated Investors Inc.
	Class B	18,597	443
	Janus Capital Group Inc.	36,833	348
			364,986
Health Care (11.7%)
	Johnson & Johnson	549,980	36,585
	Pfizer Inc.	1,585,164	32,654
	Merck & Co. Inc.	619,010	21,845
	Abbott Laboratories	311,798	16,407
	UnitedHealth Group Inc.	217,448	11,216
*	Amgen Inc.	186,512	10,883
	Bristol-Myers Squibb Co.	342,224	9,911
	Medtronic Inc.	214,520	8,265
	Eli Lilly & Co.	204,400	7,671
	Baxter International Inc.	114,407	6,829
*	Gilead Sciences Inc.	157,693	6,530
	WellPoint Inc.	73,672	5,803
*	Express Scripts Inc.	106,226	5,734
*	Celgene Corp.	92,854	5,601
	Covidien plc	99,500	5,296
*	Biogen Idec Inc.	48,556	5,192
	Allergan Inc.	61,039	5,081

			Market
			Value•
		Shares	($000)
*	Thermo Fisher
	Scientific Inc.	76,939	4,954
*	Medco Health
	Solutions Inc.	80,093	4,527
	McKesson Corp.	50,744	4,245
	Stryker Corp.	67,202	3,944
	Becton Dickinson and Co.	44,053	3,796
*	Agilent Technologies Inc.	69,845	3,570
	Aetna Inc.	76,036	3,352
	Cardinal Health Inc.	70,369	3,196
	St. Jude Medical Inc.	65,979	3,146
*	Intuitive Surgical Inc.	7,884	2,934
	CIGNA Corp.	54,146	2,785
	Humana Inc.	33,828	2,725
*	Zimmer Holdings Inc.	38,522	2,435
	AmerisourceBergen Corp.
	Class A	54,720	2,265
*	Forest Laboratories Inc.	57,468	2,261
*	Mylan Inc.	88,179	2,175
*	Boston Scientific Corp.	306,562	2,118
*	Edwards Lifesciences
	Corp.	23,075	2,012
*	Laboratory Corp. of
	America Holdings	20,139	1,949
*	Hospira Inc.	33,717	1,910
	CR Bard Inc.	17,264	1,897
*	Life Technologies Corp.	35,954	1,872
	Quest Diagnostics Inc.	31,580	1,866
*	Cerner Corp.	29,188	1,784
*	Waters Corp.	18,407	1,762
*	Watson
	Pharmaceuticals Inc.	25,461	1,750
*	DaVita Inc.	19,102	1,654
*	Varian Medical
	Systems Inc.	23,472	1,644
*	Cephalon Inc.	15,501	1,239
*	CareFusion Corp.	44,875	1,219
*	Coventry Health Care Inc.	29,871	1,089
	DENTSPLY
	International Inc.	28,404	1,082
	Patterson Cos. Inc.	19,060	627
	PerkinElmer Inc.	22,636	609
*	Tenet Healthcare Corp.	96,554	603
			282,499
Industrials (11.2%)
	General Electric Co.	2,127,617	40,127
	United Technologies Corp.	183,519	16,243
	United Parcel Service Inc.
	Class B	197,786	14,425
	Caterpillar Inc.	129,314	13,767
	3M Co.	142,598	13,525
	Boeing Co.	148,097	10,949
	Union Pacific Corp.	98,397	10,273
	Honeywell
	International Inc.	157,869	9,407
	Emerson Electric Co.	150,851	8,485
	Deere & Co.	84,105	6,934
	FedEx Corp.	63,362	6,010
	CSX Corp.	221,797	5,815
	Danaher Corp.	109,270	5,790
	Illinois Tool Works Inc.	100,306	5,666
	General Dynamics Corp.	74,632	5,562
	Norfolk Southern Corp.	71,061	5,325
	Precision Castparts Corp.	28,912	4,760
	Tyco International Ltd.	94,399	4,666
	Lockheed Martin Corp.	57,246	4,635
	Cummins Inc.	39,484	4,086
	Northrop Grumman Corp.	58,780	4,076
	PACCAR Inc.	73,344	3,747

6

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Raytheon Co.	72,531	3,616
	Waste Management Inc.	95,149	3,546
	Eaton Corp.	68,432	3,521
	Ingersoll-Rand plc	66,500	3,020
	Parker Hannifin Corp.	32,526	2,919
	CH Robinson
	Worldwide Inc.	32,582	2,569
	Dover Corp.	37,468	2,540
	Rockwell Automation Inc.	28,956	2,512
	Stanley Black & Decker Inc.	33,727	2,430
	Goodrich Corp.	25,062	2,393
	Fluor Corp.	35,276	2,281
	Expeditors International
	of Washington Inc.	42,658	2,184
	ITT Corp.	36,949	2,177
	Fastenal Co.	59,182	2,130
	Joy Global Inc.	21,145	2,014
	Rockwell Collins Inc.	30,961	1,910
	Republic Services Inc.
	Class A	61,302	1,891
	L-3 Communications
	Holdings Inc.	21,181	1,852
	Southwest Airlines Co.	158,089	1,805
	WW Grainger Inc.	11,653	1,790
	Roper Industries Inc.	19,257	1,604
*	Stericycle Inc.	17,312	1,543
	Iron Mountain Inc.	40,308	1,374
	Textron Inc.	55,090	1,301
	Pall Corp.	23,112	1,300
	Flowserve Corp.	11,148	1,225
*	Jacobs Engineering
	Group Inc.	25,472	1,102
	Pitney Bowes Inc.	40,658	935
*	Quanta Services Inc.	43,194	873
	Masco Corp.	71,655	862
	Equifax Inc.	24,420	848
	Cintas Corp.	25,150	831
	Avery Dennison Corp.	21,308	823
	Robert Half
	International Inc.	29,139	788
	Dun & Bradstreet Corp.	9,967	753
	RR Donnelley & Sons Co.	37,159	729
	Snap-On Inc.	11,636	727
	Ryder System Inc.	10,303	586
			271,577
Information Technology (17.7%)
*	Apple Inc.	185,523	62,274
	International Business
	Machines Corp.	242,930	41,675
	Microsoft Corp.	1,488,803	38,709
	Oracle Corp.	781,807	25,729
*	Google Inc. Class A	50,410	25,527
	Intel Corp.	1,063,340	23,564
	Qualcomm Inc.	334,817	19,014
	Cisco Systems Inc.	1,103,061	17,219
	Hewlett-Packard Co.	416,042	15,144
*	EMC Corp.	412,806	11,373
	Visa Inc. Class A	96,166	8,103
	Texas Instruments Inc.	233,004	7,650
*	eBay Inc.	229,109	7,393
	Corning Inc.	314,900	5,715
	Mastercard Inc. Class A	18,898	5,695
*	Dell Inc.	329,473	5,492
	Automatic Data
	Processing Inc.	100,247	5,281
*	Cognizant Technology
	Solutions Corp. Class A	61,093	4,481
*	Yahoo! Inc.	261,007	3,926
*	NetApp Inc.	73,773	3,894

			Market
			Value•
		Shares	($000)
*	Salesforce.com Inc.	24,162	3,600
	Applied Materials Inc.	264,359	3,439
*	Juniper Networks Inc.	106,971	3,370
	Broadcom Corp. Class A	95,689	3,219
*	Adobe Systems Inc.	101,300	3,186
*	Motorola Solutions Inc.	68,153	3,138
*	Citrix Systems Inc.	37,771	3,022
*	Symantec Corp.	152,080	2,999
	Altera Corp.	64,700	2,999
	Xerox Corp.	281,017	2,925
*	Intuit Inc.	54,906	2,847
	Western Union Co.	126,599	2,536
	Analog Devices Inc.	60,124	2,353
*	Teradata Corp.	33,922	2,042
*	SanDisk Corp.	47,855	1,986
	Paychex Inc.	64,620	1,985
*	BMC Software Inc.	35,647	1,950
	Xilinx Inc.	53,290	1,943
*	NVIDIA Corp.	120,447	1,919
	Amphenol Corp. Class A	35,150	1,898
*	Fiserv Inc.	28,765	1,802
*	F5 Networks Inc.	16,306	1,798
*	Autodesk Inc.	46,371	1,790
*	Red Hat Inc.	38,768	1,779
	CA Inc.	76,347	1,744
*	Western Digital Corp.	46,695	1,699
	Fidelity National
	Information Services Inc.	53,995	1,662
*	Electronic Arts Inc.	66,660	1,573
	Linear Technology Corp.	45,718	1,510
	Microchip Technology Inc.	38,207	1,448
*,^	First Solar Inc.	10,905	1,442
	KLA-Tencor Corp.	33,693	1,364
*	Motorola Mobility
	Holdings Inc.	58,821	1,296
*	Micron Technology Inc.	172,840	1,293
	National Semiconductor
	Corp.	48,253	1,187
*	Akamai Technologies Inc.	37,352	1,175
	Computer Sciences Corp.	30,914	1,173
	Harris Corp.	25,559	1,152
	VeriSign Inc.	33,664	1,126
	FLIR Systems Inc.	31,763	1,071
*	SAIC Inc.	55,855	939
*	LSI Corp.	123,027	876
*	Advanced Micro
	Devices Inc.	114,542	801
	Jabil Circuit Inc.	39,061	789
*	JDS Uniphase Corp.	45,595	760
	Molex Inc.	27,629	712
*	Novellus Systems Inc.	18,069	653
	Total System Services Inc.	32,408	602
*	Teradyne Inc.	37,197	551
*	Lexmark International Inc.
	Class A	15,656	458
*	Compuware Corp.	43,794	427
*	MEMC Electronic
	Materials Inc.	46,018	393
*	Monster Worldwide Inc.	25,901	380
	Tellabs Inc.	72,458	334
			428,973
Materials (3.7%)
	EI du Pont de Nemours
	& Co.	186,240	10,066
	Freeport-McMoRan
	Copper & Gold Inc.	190,058	10,054
	Dow Chemical Co.	235,802	8,489
	Monsanto Co.	107,494	7,798
	Praxair Inc.	61,048	6,617

			Market
			Value•
		Shares	($000)
	Newmont Mining Corp.	99,081	5,347
	Air Products &
	Chemicals Inc.	42,435	4,056
	Alcoa Inc.	213,379	3,384
	PPG Industries Inc.	31,684	2,877
	Cliffs Natural
	Resources Inc.	29,036	2,684
	Ecolab Inc.	46,489	2,621
	Nucor Corp.	63,460	2,616
	International Paper Co.	87,520	2,610
	CF Industries Holdings Inc.	14,410	2,041
	Sigma-Aldrich Corp.	24,329	1,785
	Sherwin-Williams Co.	17,760	1,490
	Eastman Chemical Co.	14,253	1,455
	Allegheny Technologies Inc.	21,173	1,344
	United States Steel Corp.	28,670	1,320
	Ball Corp.	33,772	1,299
	FMC Corp.	14,447	1,243
	MeadWestvaco Corp.	34,078	1,135
	International Flavors
	& Fragrances Inc.	16,042	1,031
	Airgas Inc.	14,179	993
	Vulcan Materials Co.	25,677	989
*	Owens-Illinois Inc.	32,669	843
	Sealed Air Corp.	31,816	757
	Bemis Co. Inc.	21,341	721
	AK Steel Holding Corp.	22,080	348
	Titanium Metals Corp.	18,040	330
			88,343
Telecommunication Services (3.1%)
	AT&T Inc.	1,188,099	37,318
	Verizon Communications
	Inc.	567,450	21,126
	CenturyLink Inc.	120,509	4,872
*	American Tower Corp.
	Class A	79,611	4,166
*	Sprint Nextel Corp.	599,988	3,234
	Frontier Communications
	Corp.	199,702	1,612
	Windstream Corp.	102,327	1,326
*	MetroPCS Communications
	Inc.	52,732	908
			74,562
Utilities (3.4%)
	Southern Co.	170,377	6,880
	Exelon Corp.	132,877	5,692
	Dominion Resources Inc.	115,296	5,565
	Duke Energy Corp.	267,017	5,028
	NextEra Energy Inc.	84,636	4,863
	FirstEnergy Corp.	83,916	3,705
	American Electric Power
	Co. Inc.	96,684	3,643
	PG&E Corp.	79,846	3,356
	Public Service Enterprise
	Group Inc.	101,487	3,312
	PPL Corp.	115,590	3,217
	Consolidated Edison Inc.	58,688	3,125
	Progress Energy Inc.	59,153	2,840
	Sempra Energy	48,018	2,539
	Edison International	65,413	2,535
	Entergy Corp.	35,793	2,444
	Xcel Energy Inc.	97,161	2,361
	DTE Energy Co.	33,848	1,693
*	AES Corp.	131,911	1,681
	CenterPoint Energy Inc.	84,817	1,641
	Oneok Inc.	21,506	1,592
	Constellation Energy
	Group Inc.	40,329	1,531

7

Vanguard Equity Index Portfolio

		Market
		Value•
	Shares	($000)
Wisconsin Energy Corp.	46,726	1,465
Ameren Corp.	48,011	1,385
Northeast Utilities	35,556	1,250
* NRG Energy Inc.	48,302	1,187
NiSource Inc.	55,672	1,127
CMS Energy Corp.	50,260	990
Pinnacle West Capital Corp.	21,657	965
SCANA Corp.	22,751	896
Pepco Holdings Inc.	44,976	883
Integrys Energy Group Inc.	15,622	810
TECO Energy Inc.	42,749	807
Nicor Inc.	9,038	495
		81,503
Total Common Stocks
(Cost $2,335,539)		2,411,401
Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.4%)
[2,3] Vanguard Market
Liquidity Fund, 0.140%	9,716,273	9,716

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Freddie Mac
Discount Notes,
0.070%, 8/24/11	300	300
[4,5] Freddie Mac
Discount Notes,
0.095%, 9/27/11	500	500
		800
Total Temporary Cash Investments
(Cost $10,516)		10,516
Total Investments (100.2%)
(Cost $2,346,055)		2,421,917
Other Assets and Liabilities (–0.2%)
Other Assets		4,103
Liabilities[3]		(8,792)
		(4,689)
Net Assets (100%)
Applicable to 101,791,804 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,417,228
Net Asset Value Per Share		$23.75

At June 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	2,296,077
Undistributed Net Investment Income	17,136
Accumulated Net Realized Gains	27,989
Unrealized Appreciation (Depreciation)
Investment Securities	75,862
Futures Contracts	164
Net Assets	2,417,228

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,658,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $1,661,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $500,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Equity Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2011
($000)
Investment Income
Income
Dividends	23,182
Interest[1]	14
Security Lending	63
Total Income	23,259
Expenses
The Vanguard Group—Note B
Investment Advisory Services	157
Management and Administrative	1,622
Marketing and Distribution	299
Custodian Fees	39
Shareholders’ Reports	23
Trustees’ Fees and Expenses	1
Total Expenses	2,141
Net Investment Income	21,118
Realized Net Gain (Loss)
Investment Securities Sold	27,551
Futures Contracts	1,100
Realized Net Gain (Loss)	28,651
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	86,711
Futures Contracts	3
Change in Unrealized Appreciation
(Depreciation)	86,714
Net Increase (Decrease) in Net Assets
Resulting from Operations	136,483

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,118	38,636
Realized Net Gain (Loss)	28,651	75,183
Change in Unrealized Appreciation (Depreciation)	86,714	171,619
Net Increase (Decrease) in Net Assets Resulting from Operations	136,483	285,438
Distributions
Net Investment Income	(38,306)	(40,170)
Realized Capital Gain[2]	(75,630)	(22,357)
Total Distributions	(113,936)	(62,527)
Capital Share Transactions
Issued	151,386	339,809
Issued in Lieu of Cash Distributions	113,936	62,527
Redeemed	(157,806)	(306,904)
Net Increase (Decrease) from Capital Share Transactions	107,516	95,432
Total Increase (Decrease)	130,063	318,343
Net Assets
Beginning of Period	2,287,165	1,968,822
End of Period[3]	2,417,228	2,287,165

1 Interest income from an affiliated company of the portfolio was $13,000.
2 Includes fiscal 2011 and 2010 short-term gain distributions totaling $5,402,000 and $6,180,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $17,136,000 and $34,324,000.
See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Equity Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$23.51	$21.11	$17.61	$29.54	$29.66	$27.87
Investment Operations
Net Investment Income	.205	.410	.419	.520	.530	.470
Net Realized and Unrealized Gain (Loss)
on Investments	1.195	2.678	3.931	(10.990)	.990	3.660
Total from Investment Operations	1.400	3.088	4.350	(10.470)	1.520	4.130
Distributions
Dividends from Net Investment Income	(.390)	(.442)	(.500)	(.540)	(.470)	(.480)
Distributions from Realized Capital Gains	(.770)	(.246)	(.350)	(.920)	(1.170)	(1.860)
Total Distributions	(1.160)	(.688)	(.850)	(1.460)	(1.640)	(2.340)
Net Asset Value, End of Period	$23.75	$23.51	$21.11	$17.61	$29.54	$29.66

Total Return	5.95%	14.91%	26.44%	–36.93%	5.38%	15.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,417	$2,287	$1,969	$1,513	$2,373	$2,203
Ratio of Total Expenses to
Average Net Assets	0.18%	0.19%	0.19%	0.14%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.77%	1.91%	2.40%	2.18%	1.82%	1.80%
Portfolio Turnover Rate	6%	12%	11%	10%	8%	10%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

Notes to Financial Statements

Vanguard Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks

10

Vanguard Equity Index Portfolio

associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2007–2010), and for the period ended June 30, 2011, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2011, the portfolio had contributed capital of $385,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.15% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,411,401	—	—
Temporary Cash Investments	9,716	800	—
Futures Contracts—Assets[1]	63	—	—
Futures Contracts—Liabilities[1]	(6)	—	—
Total	2,421,174	800	—
1 Represents variation margin on the last day of the reporting period.

11

Vanguard Equity Index Portfolio

D. At June 30, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2011	53	3,486	97
S&P 500 Index	September 2011	8	2,631	67

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2011, the cost of investment securities for tax purposes was $2,346,055,000. Net unrealized appreciation of investment securities for tax purposes was $75,862,000, consisting of unrealized gains of $446,134,000 on securities that had risen in value since their purchase and $370,272,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2011, the portfolio purchased $105,320,000 of investment securities and sold $77,295,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2011	December 31, 2010
	Shares	Shares
	(000)	(000)
Issued	6,278	15,602
Issued in Lieu of Cash Distributions	4,791	2,892
Redeemed	(6,570)	(14,458)
Net Increase (Decrease) in Shares Outstanding	4,499	4,036

H. In preparing the financial statements as of June 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

12

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	12/31/2010	6/30/2011	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,059.49	$0.92
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.90	0.90

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.18%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

13

Vanguard Equity Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Equity Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the portfolio has performed in line with expectations and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

14

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett-Packard Co. (electronic computer manufacturing); Senior Advisor at New Mountain Capital; Trustee of The Conference Board; Member of the Board of Managers of Delphi Automotive LLP (automotive components).

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with secondary appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Work Life Policy; Member of the Advisory Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2009) and Vice Chairman of the Board (2008–2009) of Cummins Inc. (industrial machinery); Director of SKF AB (industrial machinery), Hillenbrand, Inc. (specialized consumer services), the Lumina Foundation for Education, and Oxfam America; Chairman of the Advisory Council for the College of Arts and Letters and Member of the Advisory Board to the Kellogg Institute for International Studies at the University of Notre Dame.

André F. Perold
Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking at the Harvard Business School; Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/ aircraft systems and services) and the National Association of Manufacturers; Chairman of the Federal Reserve Bank of Cleveland; Vice Chairman of University Hospitals of Cleveland; President of the Board of The Cleveland Museum of Art.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010); Overseer of the Amos Tuck School of Business Administration at Dartmouth College.

Executive Officers

Glenn Booraem
Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group since 2010; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt
Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter
Martha G. King

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Annuity and Insurance Services > 800-522-5555

Institutional Investor Services > 800-523-1036

Text Telephone for People

With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your portfolio at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your portfolio is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

CFA® is a trademark owned by CFA Institute.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. The prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with Vanguard and any related funds.

S&P 500 ® and Standard & Poor’s 500 are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by The Vanguard Group, Inc. The Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by S&P or its Affiliates, and S&P and its Affiliates make no representation, warranty, or condition regarding the advisability of buying, selling, or holding units/shares in the funds.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q692 082011

Vanguard Variable Insurance Fund
Semiannual Report

June 30, 2011

Growth Portfolio

> Despite a barrage of grim headlines, the stock market delivered solid gains for the six months ended June 30, 2011, buoyed by strength in corporate earnings.

> All sectors of the broad investment-grade U.S. bond market also posted positive results for the period.

> The returns on money market funds remained near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates.

Contents

Market Perspective	1
Growth Portfolio	2

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
Cover photograph: Jean Maher.

Market Perspective

Dear Planholder,

This report begins with a look at the market environment during the past six months, a volatile stretch that felt a lot worse than the stock and bond markets’ relatively solid returns would imply. Unnerving headlines communicated—and perhaps exacerbated—the glum mood that characterized much of the period, even as corporate earnings increased and stock prices moved higher.

In the pages that follow, you’ll find a review of the performance of your portfolio. Each of the portfolios in the Vanguard Variable Insurance Fund can be used as a component in an investment program that includes a combination of stock, bond, and money market portfolios appropriate to your own risk tolerance and long-term investment goals. We firmly believe that diversification, balance, and a long-term perspective are critical to successful investing. Experience suggests that it is especially important to heed this counsel in periods of heightened economic uncertainty, when the impulse to react to the latest headline can be strong.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
July 13, 2011

For stock markets, a ragged six-month gain
Global stock markets climbed unsteadily as investor attitudes swung from giddy optimism about the strength of corporate earnings to fears that the slow, grinding recovery was losing momentum. Stock prices rallied through the first four months of 2011, pulled back as economic news turned gloomier, then bounced back at the end of the period.

The broad U.S. stock market returned about 6% for the six months. International stock markets finished a few steps behind, restrained by sovereign-debt dramas in Europe and the economic aftershocks of the Japanese natural and nuclear disaster. Gains were modest in emerging markets, too, as big economies such as China and Brazil grappled with inflationary pressures.

Low yields, solid returns in the bond market
Bonds delivered solid six-month returns even as interest rates hovered near generational lows. Bond prices rallied in the spring as economic anxiety prompted a search for safer havens in fixed income.

The broad taxable bond market returned almost 3%. The municipal market performed even better. Municipal securities were hammered early in the year as unsettling headlines raised doubts about their safety. Toward the end, investors’ worries began to recede and prices rose.

The yields on money market instruments remained nearly invisible, consistent with the Federal Reserve Board’s target for short-term interest rates, which since December 2008 has been anchored between 0% and 0.25%.

Market Barometer
			Total Returns
		Periods Ended June 30, 2011
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	6.37%	31.93%	3.30%
Russell 2000 Index (Small-caps)	6.21	37.41	4.08
Dow Jones U.S. Total Stock Market Index	6.01	32.26	3.66
MSCI All Country World Index ex USA (International)	3.80	29.73	3.67

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	2.72%	3.90%	6.52%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	4.42	3.48	4.93
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.14	1.86

CPI
Consumer Price Index	2.99%	3.56%	2.15%
1 Annualized.

1

Vanguard® Growth Portfolio

For the half-year ended June 30, Vanguard Growth Portfolio returned 6.72% as investors favored large-capitalization growth stocks over their value counterparts. The portfolio’s return was just shy of that of its benchmark, the Russell 1000 Growth Index, and more than 1 percentage point ahead of the average return of its peer group. Consumer staples stocks were a notable bright spot; the advisors were less successful in the energy sector, where the portfolio’s selections lagged the benchmark components.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Consumer staples, energy stocks follow different paths
The Growth Portfolio takes a concentrated approach to the market’s large-cap growth stocks. While the benchmark includes about 600 stocks, the portfolio typically contains about 100 to 120 stocks. This strategy means that a single selection can have an outsized impact on performance. During the past six months, this concentration delivered strong results in the consumer staples sector, but disappointment in energy.

Although consumer staples is one of the portfolio’s smallest sectors, its stocks returned about 50% for the period and contributed the most to performance. The portfolio’s advisors rely on fundamental research to find companies with underappreciated potential for rapid growth. During the past six months, this disciplined research was rewarded with an exceptional return by one of the portfolio’s largest holdings in the sector.

Conversely, although the portfolio’s mandate does not prevent it from owning established companies in more mature industries, the advisors missed out on notable strength in one of the biggest of the big oil giants. This oversight hurt the portfolio’s relative performance in the energy sector.

Information technology is the portfolio’s largest sector weighting, accounting for more than one-third of assets. Although some of the advisors’ picks within the sector were solid, the sector’s return was generally modest. Several high-flying companies returned to earth as consumers and corporations alike reigned in technology spending, restraining the portfolio’s absolute and relative returns.

Results were mixed across the remaining sectors. While stock selection was subpar among financial stocks, the returns for health care and consumer discretionary companies were solid as growth prospects improved at home and abroad. For more on the strategy and positioning of the Growth Portfolio, please see the Advisors’ Report that follows.

A step in the right direction
The Growth Portfolio’s recent six-month performance was in line with expectations, albeit a bit below the return of the unmanaged benchmark index. The six-month peer-beating gain nevertheless marks a step in the right direction for a portfolio that has struggled over the past decade.

Of course, Vanguard doesn’t advise investors to make evaluations based on short-term results. On the other hand, in this case, long-term performance isn’t all that relevant because of the addition of two new advisory firms in October. The portfolio’s recent results affirm our confidence that, over time, the portfolio’s advisors will be able to restore some of its luster.

We counsel investors to create a diversified investment plan that considers their time horizon, goals, and risk tolerance. As part of such a program, the Growth Portfolio can play an important role by providing low-cost exposure to large-cap growth companies.

Total Returns
Six Months Ended
June 30, 2011
Vanguard Growth Portfolio	6.72%
Russell 1000 Growth Index	6.83
Variable Insurance Large-Cap Growth Funds Average[1]	5.61

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Growth
	Portfolio	Funds Average
Growth Portfolio	0.40%	0.91%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2011, the annualized expense ratio was 0.41%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

2

Vanguard Growth Portfolio

Advisors’ Report

The Growth Portfolio returned 6.72% for the six months ended June 30, 2011, compared with 6.83% for its benchmark, the Russell 1000 Growth Index, and the 5.61% average return of competing variable insurance large-capitalization growth funds.

The portfolio is managed by three independent advisors, a strategy that enhances diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the first half of 2011 and of the effect this environment had on the portfolio’s positioning. These reports were prepared on July 19, 2011.

William Blair & Company, L.L.C.

Portfolio Managers:
James Golan, CFA, Principal

Tracy McCormick, Principal

Overcoming major shocks, U.S. equity markets finished up strongly for the first half of 2011. Most of the gains occurred in the first quarter on better-than-expected corporate earnings and positive economic reports including unemployment. Generally, investors evidenced a growing level of confidence that the economic recovery had become self-sustaining. The upward market momentum was not deterred by events in the Middle East and Japan. In the second quarter, U.S. stocks retracted on concerns over global economic growth, supply chain disruptions from Japan, and the Greek debt crisis. It is important to note that market volatility also picked up starting in March.

The portfolio gained ground, but the risk on/risk off pattern influenced by the macroeconomic environment dampened momentum. We have confidence that as the year progresses and the global economic expansion continues, the quality growth profile of our companies will be recognized by the market.

Our health care stock selection was an area of strength; Agilent Technologies benefited from above-expectation earnings and strong results in its Electronic Measurement Group. Materials exposure was also helpful as Praxair, a long-term holding, performed well because of improving demand for its services. In industrials, Rockwell Automation turned in a strong performance amid the continued recovery in industrial activity. American Express also performed well within financials as credit trends and business spending continued to improve.

Conversely, our greatest sector laggard was consumer discretionary, where Marriott International declined on softness in North American revenue per available room; we view this as a temporary issue. The energy sector was challenging as well; most of the difficulty occurred in the first quarter. We did not own any of the large integrated oil companies, which were strong performers. The portfolio held Occidental Petroleum, which generated a more muted performance because of its exposure to the Middle East.

We are cautiously optimistic on the outlook for the U.S. economy. As the year progresses, we expect economic growth

Vanguard Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
William Blair & Company, L.L.C.	36	101	Uses a fundamental investment approach in pursuit
			of superior, long-term investment results from growth-
			oriented companies with leadership positions and
			strong market presence.
Wellington Management	31	88	Employs proprietary fundamental research and a
Company, llp			rigorous valuation discipline in an effort to invest in
			high-quality, large-cap, sustainable-growth companies.
			The firm’s philosophy is based on the belief that stock
			prices often overreact to short-term trends, and that
			bottom-up, intensive research focused on longer-term
			fundamentals can be used to identify stocks that will
			outperform the market over time.
Delaware Investments	31	86	Uses a bottom-up approach, seeking companies that
			have large end-market potential, dominant business
			models, and strong free cash flow generation that is
			attractively priced compared to the intrinsic value of
			the securities.
Cash Investments	2	6	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

3

Vanguard Growth Portfolio

to accelerate as Japan comes back on line and supply chain disruptions lessen and as the likelihood grows that China will halt its monetary tightening, thus moderating an existing impediment to global economic activity. However, macro uncertainty remains and volatility may continue as investors seek resolution of outstanding concerns. In a slower growth environment, we believe that our quality growth investment discipline should benefit. As always, we will continue to focus on intensive fundamental research and to seek quality companies with sustainable competitive advantages, strong management teams, and outstanding execution.

Wellington Management Company, L.L.P.

Portfolio Manager:
Andrew J. Shilling, CFA, Senior Vice President

Our portion of the portfolio seeks to provide long-term total returns by investing in stocks of successful growth companies. We employ proprietary fundamental research and a rigorous valuation discipline in our effort to invest in high-quality large-capitalization, sustainable growth companies. Our investment philosophy is based on our belief that stock prices often overreact to short-term trends, and we believe our bottom-up, research-intensive approach, focused on longer-term fundamentals, will enable us to outperform the market over time.

U.S. equities advanced through the first half of the year, but it wasn’t a uniformly smooth ride. The period saw disconcerting news headlines, market volatility, and lackluster economic data releases. Nonetheless, investors generally chose to focus on strong corporate earnings and robust merger-and-acquisition activity.

Our portion of the portfolio benefited from strong security selection in the consumer and information technology sectors. However, the portfolio was hurt by some of our stock picks within the financial and industrial sectors.

Top contributors to benchmark-relative returns included Green Mountain Coffee, a leading provider of single-cup brewers for coffee and related beverages. Core results topped market expectations amid strong sales growth of the firm’s Keurig single-serving products. We expect the adoption cycle for Keurig systems is still in its early stages and that relationships with Starbucks and Dunkin’ Donuts will accelerate the company’s growth. Another large holding, programmable logic semiconductor company Altera, was also among the portfolio’s greatest relative contributors. Altera continued to grow its share of the cutting-edge 40 nanometer high-speed transceiver market. We expect the company’s free cash flow generation and revenue growth rate will be strong for a number of years to come.

Top relative detractors included PACCAR and Wells Fargo. Shares of PACCAR, a worldwide manufacturer of light, medium, and heavy-duty trucks, declined after management reined in its earnings estimates, indicating that commodity price increases and higher emissions equipment installation costs would “moderate” 2011 operating margins. The company is well-positioned in what we view to be the early stages of a multiyear increase in truck replacement demand. We expect earnings to benefit as industry capacity utilization and pricing power improves and we continue to hold the stock. On the other hand, we eliminated our position in Wells Fargo. The company is likely to continue to face challenges in its mortgage business as the U.S. housing market struggles to recover. Moreover, we have concerns about the potential impact of regulatory changes in the broad banking sector.

We continue to focus our analysis at the individual company level, using fundamental research for early identification of companies with sustainable growth and superior business models. We believe the breadth, depth, and strength of our research resources gives us an inherent advantage in identifying growth companies with high cash flow returns on investment, strong balance sheets, proven management teams, and the ability to sustain above-average growth.

Vanguard Growth Portfolio

Delaware Investments

Portfolio Managers:
Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst

Christopher M. Ericksen, CFA, Vice President, Portfolio Manager, and Equity Analyst

Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst

Jeffrey S. Van Harte, CFA, Senior Vice President and CIO–Focus Growth Equity

During the six months ended June 30, stocks experienced a generally volatile market environment driven by investor concerns over factors such as the European sovereign debt crisis, the earthquake in Japan, and slower-than-expected economic growth.

Our philosophy is focused on owning what we believe to be strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and deliver shareholder value in a variety of market environments. Consistent with our philosophy, stock selection was meaningful during this period.

Polycom and MasterCard were among the best contributors to performance for the first half of 2011 in the portion of the portfolio managed by Delaware Investments. Polycom, our strongest relative contributor, released another in a string of strong earnings reports extending back several quarters that exceeded consensus investment expectations in many metrics, including revenues and margins.

MasterCard was another strong performer as the Federal Reserve released its final recommendations for debit card interchange rates and network exclusivity rules, all of which were more favorable than the original recommendations released by the Fed last December. We have felt that MasterCard’s competitive position would allow it to potentially avoid the heavy pricing pressure that many investors feared.

As for detractors, Staples lagged during the period. Another modest earnings report generally increased investor concerns that the company’s small- and medium-sized business customer base is still struggling with an economy that has not fully recovered. We continue to hold the stock because we believe in the company’s strategic plans to drive profitability higher despite the economic conditions.

Another detractor from performance was Medco, which we believe lagged for two primary reasons. First, the company was stung by negative news headlines surrounding concern and scrutiny over company payments made to a consultant with past ties to a large customer. Second, two large customer defections raised concerns about Medco’s competitive position. We believe the consultant scandal has had limited effect on the company’s operating results and that the customer losses should be more than offset by the upcoming generic wave, which could add incremental sales opportunities for the next several years.

While fundamentals may still be trending in a positive direction (from a very low base during the global financial crisis in 2008 and 2009), we do not believe the economy is entering into a typical post-recessionary boom cycle. Rather, we believe the lingering effects of the credit crisis could lead to moderate growth, at best, and an environment in which the quality of a company’s business model, competitive position, and management will be of utmost importance.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy.

5

Vanguard Growth Portfolio

Portfolio Profile
As of June 30, 2011

Portfolio Characteristics
		Comparative Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	114	591	3,745
Median Market Cap	$28.1B	$38.1B	$30.8B
Price/Earnings Ratio	21.7x	18.6x	17.1x
Price/Book Ratio	3.5x	4.1x	2.2x
Yield[3]	0.4%	1.4%	1.8%
Return on Equity	23.0%	25.8%	19.1%
Earnings Growth Rate	11.2%	11.7%	5.8%
Foreign Holdings	5.4%	0.0%	0.0%
Turnover Rate[4]	48%	—	—
Expense Ratio[5]	0.40%	—	—
Short-Term Reserves	1.4%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.96
Beta	0.97	0.93

Sector Diversification (% of equity exposure)
	Comparative Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary	17.4%	14.0%	12.2%
Consumer Staples	4.1	11.8	9.7
Energy	9.1	11.6	11.2
Financials	6.6	4.0	15.4
Health Care	10.8	10.9	11.3
Industrials	10.0	13.5	11.6
Information Technology	36.3	26.9	18.4
Materials	4.3	6.0	4.4
Telecommunication
Services	1.3	1.2	2.6
Utilities	0.1	0.1	3.2

Ten Largest Holdings[6] (% of total net assets)
Apple Inc.	Computer Hardware	5.4%
Qualcomm Inc.	Communications
	Equipment	3.6
Google Inc. Class A	Internet Software
	& Services	2.2
Schlumberger Ltd.	Oil & Gas
	Equipment
	& Services	2.2
eBay Inc.	Internet Software
	& Services	2.1
Allergan Inc.	Pharmaceuticals	2.0
priceline.com Inc.	Internet Retail	2.0
EOG Resources Inc.	Oil & Gas
	Exploration &
	Production	1.9
NIKE Inc. Class B	Footwear	1.8
CME Group Inc.	Specialized
	Finance	1.8
Top Ten		25.0%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Growth Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2011, the annualized expense ratio was 0.41%.
6 The holdings listed exclude any temporary cash investments and equity index products.

6

Vanguard Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2000–June 30, 2011

Average Annual Total Returns: Periods Ended June 30, 2011

	Inception Date	One Year	Five Years	Ten Years
Growth Portfolio	6/7/1993	33.58%	3.74%	0.05%

1 Six months ended June 30, 2011.
See Financial Highlights for dividend and capital gains information.

7

Vanguard Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2011

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.8%)[1]
Consumer Discretionary (16.9%)
*	priceline.com Inc.	11,100	5,682
	NIKE Inc. Class B	56,900	5,120
	Johnson Controls Inc.	111,880	4,661
	Harley-Davidson Inc.	88,689	3,634
*	Apollo Group Inc. Class A	65,800	2,874
	Starbucks Corp.	70,430	2,781
	Marriott International Inc.
	Class A	73,100	2,594
*	Ctrip.com International
	Ltd. ADR	49,700	2,141
	Lowe’s Cos. Inc.	89,900	2,095
	Staples Inc.	107,000	1,691
	News Corp. Class A	93,600	1,657
	Scripps Networks
	Interactive Inc. Class A	31,462	1,538
	Polo Ralph Lauren Corp.
	Class A	11,010	1,460
	Coach Inc.	21,330	1,364
	Abercrombie & Fitch Co.	17,880	1,196
*	Fossil Inc.	9,710	1,143
	Walt Disney Co.	28,400	1,109
*	Discovery Communications
	Inc. Class A	22,000	901
*	MGM Resorts International	66,640	880
*	Las Vegas Sands Corp.	19,370	818
*	Lululemon Athletica Inc.	6,930	775
*	Sirius XM Radio Inc.	327,230	717
*	Amazon.com Inc.	2,410	493
*	Netflix Inc.	965	253
			47,577
Consumer Staples (3.8%)
*	Green Mountain Coffee
	Roasters Inc.	37,010	3,304
	Walgreen Co.	68,300	2,900
	Mead Johnson Nutrition Co.	35,400	2,391
	Anheuser-Busch InBev
	NV ADR	38,700	2,245
			10,840
Energy (8.7%)
	Schlumberger Ltd.	70,950	6,130
	EOG Resources Inc.	49,900	5,217
	Occidental Petroleum Corp.	39,400	4,099
	National Oilwell Varco Inc.	45,610	3,567
	Suncor Energy Inc.	53,400	2,088
	Anadarko Petroleum Corp.	17,600	1,351
	Ensco plc ADR	18,940	1,010
	Consol Energy Inc.	20,380	988
			24,450
Exchange-Traded Fund (0.2%)
2	Vanguard Growth ETF	8,500	550

			Market
			Value•
		Shares	($000)
Financials (6.2%)
	CME Group Inc.	17,055	4,973
	American Express Co.	64,470	3,333
*	IntercontinentalExchange Inc.	26,200	3,268
	Bank of New York
	Mellon Corp.	77,000	1,973
	BlackRock Inc.	8,190	1,571
	Ameriprise Financial Inc.	23,650	1,364
*	Affiliated Managers
	Group Inc.	9,800	994
*	LPL Investment Holdings Inc.	1,700	58
			17,534
Health Care (10.4%)
	Allergan Inc.	68,670	5,717
*	Agilent Technologies Inc.	82,120	4,197
*	Medco Health Solutions Inc.	68,300	3,860
	Cardinal Health Inc.	61,000	2,770
	Covidien plc	49,950	2,659
	Novo Nordisk A/S ADR	20,600	2,581
*	DaVita Inc.	25,700	2,226
	Perrigo Co.	20,500	1,801
*	Gilead Sciences Inc.	36,000	1,491
*	Edwards Lifesciences Corp.	11,550	1,007
*	Hologic Inc.	41,940	846
			29,155
Industrials (9.6%)
	Danaher Corp.	48,790	2,585
	Expeditors International of
	Washington Inc.	44,700	2,288
	United Parcel Service Inc.
	Class B	30,890	2,253
*	Jacobs Engineering
	Group Inc.	49,700	2,150
	Goodrich Corp.	22,300	2,130
	CH Robinson Worldwide Inc.	25,100	1,979
	WW Grainger Inc.	11,300	1,736
	PACCAR Inc.	31,870	1,628
	Rockwell Automation Inc.	18,300	1,588
*	Stericycle Inc.	15,700	1,399
	Cummins Inc.	12,470	1,291
	Joy Global Inc.	12,500	1,190
	Caterpillar Inc.	9,750	1,038
	Illinois Tool Works Inc.	17,740	1,002
	AMETEK Inc.	20,920	939
	Eaton Corp.	18,100	931
	Precision Castparts Corp.	3,200	527
	JB Hunt Transport
	Services Inc.	5,640	266
			26,920
Information Technology (35.5%)
*	Apple Inc.	45,180	15,166
	Qualcomm Inc.	178,065	10,112
*	Google Inc. Class A	12,285	6,221
*	eBay Inc.	186,820	6,029

			Market
			Value•
		Shares	($000)
*	EMC Corp.	163,150	4,495
*	Citrix Systems Inc.	55,000	4,400
	Visa Inc. Class A	51,100	4,306
	Mastercard Inc. Class A	13,700	4,128
	Accenture plc Class A	65,320	3,947
	Altera Corp.	76,180	3,531
	VeriSign Inc.	95,725	3,203
*	Juniper Networks Inc.	95,800	3,018
	Oracle Corp.	91,550	3,013
*	Intuit Inc.	55,300	2,868
	TE Connectivity Ltd.	68,300	2,511
*	Adobe Systems Inc.	79,800	2,510
*	Teradata Corp.	39,100	2,354
*	Polycom Inc.	29,500	1,897
*	BMC Software Inc.	26,500	1,449
*	Dolby Laboratories Inc.
	Class A	33,220	1,410
	Analog Devices Inc.	35,970	1,408
*	Trimble Navigation Ltd.	35,400	1,403
	Broadcom Corp. Class A	39,540	1,330
*	NetApp Inc.	24,740	1,306
*	Alliance Data Systems Corp.	13,480	1,268
	Texas Instruments Inc.	36,700	1,205
*	Cognizant Technology
	Solutions Corp. Class A	12,850	942
*	Acme Packet Inc.	12,850	901
*	Rovi Corp.	15,020	861
*	F5 Networks Inc.	7,615	839
*	Skyworks Solutions Inc.	29,420	676
*	VMware Inc. Class A	4,860	487
*	Salesforce.com Inc.	3,020	450
			99,644
Materials (4.2%)
	Syngenta AG ADR	64,300	4,344
	Praxair Inc.	26,420	2,864
	Monsanto Co.	20,530	1,489
	Mosaic Co.	12,640	856
	Rio Tinto plc ADR	11,050	799
	Freeport-McMoRan
	Copper & Gold Inc.	14,470	766
	Walter Energy Inc.	4,940	572
			11,690
Telecommunication Services (1.3%)
*	Crown Castle
	International Corp.	87,400	3,565
Total Common Stocks
(Cost $229,813)			271,925
Temporary Cash Investments (3.4%)[1]
Money Market Fund (2.6%)
3	Vanguard Market
	Liquidity Fund,
	0.140%	7,185,230	7,185

8

Vanguard Growth Portfolio

	Face	Market
	Amount	Value•
	($000)	($000)
Repurchase Agreement (0.1%)
Banc of America
Securities, LLC
0.050%, 7/1/11
(Dated 6/30/11,
Repurchase Value
$300,000, collateralized
by Federal Farm Credit
Bank 2.125%, 6/18/12)	300	300
U.S. Government and Agency Obligations (0.7%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.110%, 7/15/11	2,000	2,000
Total Temporary Cash Investments
(Cost $9,485)		9,485
Total Investments (100.2%)
(Cost $239,298)		281,410

Market
Value•
($000)
Other Assets and Liabilities (–0.2%)
Other Assets	1,369
Liabilities	(2,066)
(697)
Net Assets (100%)
Applicable to 20,084,395 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	280,713
Net Asset Value Per Share	$13.98

At June 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	347,844
Overdistributed Net Investment Income	(155)
Accumulated Net Realized Losses	(109,256)
Unrealized Appreciation (Depreciation)
Investment Securities	42,112
Futures Contracts	168
Net Assets	280,713

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.8% and 1.4%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $650,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2011
($000)
Investment Income
Income
Dividends[1]	1,429
Interest[1]	12
Security Lending	2
Total Income	1,443
Expenses
Investment Advisory Fees—Note B
Basic Fee	191
Performance Adjustment	(14)
The Vanguard Group—Note C
Management and Administrative	352
Marketing and Distribution	25
Custodian Fees	12
Shareholders’ Reports	13
Total Expenses	579
Expenses Paid Indirectly	(6)
Net Expenses	573
Net Investment Income	870
Realized Net Gain (Loss)
Investment Securities Sold[1]	8,180
Futures Contracts	866
Realized Net Gain (Loss)	9,046
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	8,120
Futures Contracts	(8)
Change in Unrealized Appreciation
(Depreciation)	8,112
Net Increase (Decrease) in Net Assets
Resulting from Operations	18,028

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	870	1,811
Realized Net Gain (Loss)	9,046	10,730
Change in Unrealized Appreciation (Depreciation)	8,112	15,041
Net Increase (Decrease) in Net Assets Resulting from Operations	18,028	27,582
Distributions
Net Investment Income	(1,752)	(1,812)
Realized Capital Gain	—	—
Total Distributions	(1,752)	(1,812)
Capital Share Transactions
Issued	18,643	21,535
Issued in Lieu of Cash Distributions	1,752	1,812
Redeemed	(26,600)	(38,606)
Net Increase (Decrease) from Capital Share Transactions	(6,205)	(15,259)
Total Increase (Decrease)	10,071	10,511
Net Assets
Beginning of Period	270,642	260,131
End of Period[2]	280,713	270,642

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $3,000, $11,000, and $0, respectively.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($155,000) and $727,000.
See accompanying Notes, which are an integral part of the Financial Statements.

10

Vanguard Growth Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$13.18	$11.87	$8.89	$14.39	$13.15	$12.95
Investment Operations
Net Investment Income	.042	.087[1]	.083	.090	.105	.078
Net Realized and Unrealized Gain (Loss)
on Investments	.843	1.308	2.997	(5.490)	1.230	.170
Total from Investment Operations	.885	1.395	3.080	(5.400)	1.335	.248
Distributions
Dividends from Net Investment Income	(.085)	(.085)	(.100)	(.100)	(.095)	(.048)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.085)	(.085)	(.100)	(.100)	(.095)	(.048)
Net Asset Value, End of Period	$13.98	$13.18	$11.87	$8.89	$14.39	$13.15

Total Return	6.72%	11.81%	35.05%	–37.72%	10.22%	1.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$281	$271	$260	$203	$359	$356
Ratio of Total Expenses to
Average Net Assets[2]	0.41%	0.40%	0.40%	0.35%	0.36%	0.38%
Ratio of Net Investment Income to
Average Net Assets	0.62%	0.73%[1]	0.81%	0.73%	0.70%	0.65%
Portfolio Turnover Rate	48%	105%	95%	120%	60%	54%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.014 and 0.11%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.02%), (0.02%), (0.02%), (0.01%), and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Vanguard Growth Portfolio

Notes to Financial Statements

Vanguard Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The portfolio invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2007–2010), and for the period ended June 30, 2011, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

12

Vanguard Growth Portfolio

B. William Blair & Company, L.L.C., Wellington Management Company, llp, and Delaware Management Co. each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for William Blair & Company is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell 1000 Growth Index. In accordance with the advisory contracts entered into with Wellington Management Company, llp, and Delaware Management Co. in October 2010, beginning October 1, 2011, their investment advisory fees will be subject to quarterly adjustments based on performance since December 31, 2010 relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the six months ended June 30, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the portfolio’s average net assets, before a decrease of $14,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2011, the portfolio had contributed capital of $46,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the six months ended June 30, 2011, these arrangements reduced the portfolio’s expenses by $6,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	271,925	—	—
Temporary Cash Investments	7,185	2,300	—
Futures Contracts—Assets[1]	45	—	—
Total	279,155	2,300	—
1 Represents variation margin on the last day of the reporting period.

13

Vanguard Growth Portfolio

F. At June 30, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2011	14	4,604	120
S&P MidCap 400 Index	September 2011	10	977	48

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at June 30, 2011, the portfolio had available capital loss carryforwards totaling $118,052,000 to offset future net capital gains of $55,599,000 through December 31, 2011, $27,668,000 through December 31, 2012, $20,863,000 through December 31, 2016, and $13,922,000 through December 31, 2017. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2011; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2011, the cost of investment securities for tax purposes was $239,298,000. Net unrealized appreciation of investment securities for tax purposes was $42,112,000, consisting of unrealized gains of $48,347,000 on securities that had risen in value since their purchase and $6,235,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended June 30, 2011, the portfolio purchased $65,347,000 of investment securities and sold $66,416,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2011	December 31, 2010
	Shares	Shares
	(000)	(000)
Issued	1,370	1,808
Issued in Lieu of Cash Distributions	127	149
Redeemed	(1,951)	(3,328)
Net Increase (Decrease) in Shares Outstanding	(454)	(1,371)

J. In preparing the financial statements as of June 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

14

Vanguard Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Portfolio	12/31/2010	6/30/2011	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,067.22	$2.10
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.76	2.06

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

15

Vanguard Growth Portfolio

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Variable Insurance Fund Growth Portfolio has renewed the portfolio’s investment advisory agreements with William Blair & Company, L.L.C. (William Blair), Wellington Management Company, llp (Wellington Management), and Delaware Management Company (Delaware Investments). The board determined that the retention of the advisors was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management and took into account the organizational depth and stability of each advisor. The board noted the following:

William Blair. Founded in 1935, William Blair is an independently owned full-service investment firm. The firm uses an investment process that relies on thorough, in-depth fundamental analysis. Based on this process, the advisor invests in companies that it believes are of high quality and have sustainable, above-average growth. In selecting stocks, the advisor considers a company’s leadership position within the market it serves, the quality of products or services provided, return on equity, accounting policies, and the quality of the management team. The firm has advised a portion of the portfolio since 2004.

Wellington Management. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional managers. Andrew J. Shilling, portfolio manager for the Wellington Management portion of the portfolio, has over 15 years of industry experience. Mr. Shilling is backed by a well-tenured team of research analysts who conduct detailed fundamental analysis of their respective industries and companies. The firm has managed a portion of the portfolio since 2010.

Delaware Investments. An indirect subsidiary of Australia-based Macquarie Group, Delaware Investments is a Philadelphia-based investment management firm. Delaware Investments uses a bottom-up approach, seeking companies that have large-end market potential, dominant business models, and strong free cash flow generation that is attractively priced compared to the intrinsic value of securities. The firm has managed a portion of the portfolio since 2010.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory agreements.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that the portfolio underperformed its benchmark, the Russell 1000 Growth Index, over both the short- and long-term, and the peer group over the long-term, and that two of the portfolio’s three advisors began managing a portion of the portfolio in October 2010. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rate negotiated with each advisor without any need for asset-level breakpoints. The advisory fee rates are very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory agreements again after a one-year period.

16

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett-Packard Co. (electronic computer manufacturing); Senior Advisor at New Mountain Capital; Trustee of The Conference Board; Member of the Board of Managers of Delphi Automotive LLP (automotive components).

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with secondary appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Work Life Policy; Member of the Advisory Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2009) and Vice Chairman of the Board (2008–2009) of Cummins Inc. (industrial machinery); Director of SKF AB (industrial machinery), Hillenbrand, Inc. (specialized consumer services), the Lumina Foundation for Education, and Oxfam America; Chairman of the Advisory Council for the College of Arts and Letters and Member of the Advisory Board to the Kellogg Institute for International Studies at the University of Notre Dame.

André F. Perold
Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking at the Harvard Business School; Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/ aircraft systems and services) and the National Association of Manufacturers; Chairman of the Federal Reserve Bank of Cleveland; Vice Chairman of University Hospitals of Cleveland; President of the Board of The Cleveland Museum of Art.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010); Overseer of the Amos Tuck School of Business Administration at Dartmouth College.

Executive Officers

Glenn Booraem
Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group since 2010; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt
Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter
Martha G. King

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Annuity and Insurance Services > 800-522-5555

Institutional Investor Services > 800-523-1036

Text Telephone for People

With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your portfolio at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your portfolio is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

CFA® is a trademark owned by CFA Institute.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. The prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with Vanguard and any related funds.

S&P 500 ® and Standard & Poor’s 500 are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by The Vanguard Group, Inc. The Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by S&P or its Affiliates, and S&P and its Affiliates make no representation, warranty, or condition regarding the advisability of buying, selling, or holding units/shares in the funds.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q692 082011

Vanguard Variable Insurance Fund
Semiannual Report

June 30, 2011

High Yield Bond Portfolio

> Despite a barrage of grim headlines, the stock market delivered solid gains for the six months ended June 30, 2011, buoyed by strength in corporate earnings.

> All sectors of the broad investment-grade U.S. bond market also posted positive results for the period.

> The returns on money market funds remained near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates.

Contents

Market Perspective	1
High Yield Bond Portfolio	2

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
Cover photograph: Jean Maher.

Market Perspective

Dear Planholder,

This report begins with a look at the market environment during the past six months, a volatile stretch that felt a lot worse than the stock and bond markets’ relatively solid returns would imply. Unnerving headlines communicated—and perhaps exacerbated—the glum mood that characterized much of the period, even as corporate earnings increased and stock prices moved higher.

In the pages that follow, you’ll find a review of the performance of your portfolio. Each of the portfolios in the Vanguard Variable Insurance Fund can be used as a component in an investment program that includes a combination of stock, bond, and money market portfolios appropriate to your own risk tolerance and long-term investment goals. We firmly believe that diversification, balance, and a long-term perspective are critical to successful investing. Experience suggests that it is especially important to heed this counsel in periods of heightened economic uncertainty, when the impulse to react to the latest headline can be strong.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
July 13, 2011

For stock markets, a ragged six-month gain
Global stock markets climbed unsteadily as investor attitudes swung from giddy optimism about the strength of corporate earnings to fears that the slow, grinding recovery was losing momentum. Stock prices rallied through the first four months of 2011, pulled back as economic news turned gloomier, then bounced back at the end of the period.

The broad U.S. stock market returned about 6% for the six months. International stock markets finished a few steps behind, restrained by sovereign-debt dramas in Europe and the economic aftershocks of the Japanese natural and nuclear disaster. Gains were modest in emerging markets, too, as big economies such as China and Brazil grappled with inflationary pressures.

Low yields, solid returns in the bond market
Bonds delivered solid six-month returns even as interest rates hovered near generational lows. Bond prices rallied in the spring as economic anxiety prompted a search for safer havens in fixed income.

The broad taxable bond market returned almost 3%. The municipal market performed even better. Municipal securities were hammered early in the year as unsettling headlines raised doubts about their safety. Toward the end, investors’ worries began to recede and prices rose.

The yields on money market instruments remained nearly invisible, consistent with the Federal Reserve Board’s target for short-term interest rates, which since December 2008 has been anchored between 0% and 0.25%.

Market Barometer
			Total Returns
		Periods Ended June 30, 2011
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	6.37%	31.93%	3.30%
Russell 2000 Index (Small-caps)	6.21	37.41	4.08
Dow Jones U.S. Total Stock Market Index	6.01	32.26	3.66
MSCI All Country World Index ex USA (International)	3.80	29.73	3.67

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	2.72%	3.90%	6.52%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	4.42	3.48	4.93
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.14	1.86

CPI
Consumer Price Index	2.99%	3.56%	2.15%
1 Annualized.

Vanguard® High Yield Bond Portfolio

High-yield bonds have been star performers since the end of the financial crisis of 2008. As mid-year 2011 approached, the rally seemed to be waning somewhat, but high-yield bonds still produced a solid performance for the six months ended June 30.

Vanguard’s High Yield Bond Portfolio returned 4.72% for the period, outpacing the average return of peer-group funds but slightly lagging its benchmark index. As of June 30, the portfolio’s 30-day SEC yield was 6.07%, down from 6.74% six months earlier.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

A shift in risk sentiment clipped the portfolio’s return
During the first quarter of 2011, investors appeared comfortable with risk as the global economy expanded and the U.S. economy continued its slow-but-steady recovery. Market participants were undeterred by the unfolding events in Japan and the Arab world. Riskier assets did well, and the rally in high-yield bonds continued unabated.

However, market sentiment shifted during the second quarter, as another simmering sovereign-debt drama in Greece boiled over, heightening worries about potential defaults by other fiscally stretched Euro-pean nations and the possible effects on financial institutions. Further stoking the uncertainty was unexpected news that the U.S. economic recovery seemed to be slowing, just as investors were engaged in a countdown to the June 30 end of the Federal Reserve’s stimulative bond-buying program.

Lower-quality high-yield bonds gave up more of their earlier return
Demand for investment-grade bonds picked up, while demand for high-yield bonds flagged. Bonds rated Ba and B, which constitute the bulk of the High Yield Bond Portfolio’s holdings, returned 1.59% and 0.78%, respectively, during the second quarter, down from 3.42% and 3.70% in the first quarter. By contrast, the lowest-rated bonds returned –1.58% for the second quarter, compared with 7.40% for the first. (These returns are based on Barclays Capital indexes.)

Over the six months as a whole, the portfolio’s holdings declined in price, but this negative capital return was more than offset by income from the bonds, producing the 4.72% overall return. The portfolio exceeded the average return of 4.26% posted by its peer group, largely because of its higher-quality orientation compared with many peers.

The fund’s mandate is to invest at least 80% of assets in corporate bonds rated below Baa by Moody’s Investors Service, with no more than 20% in bonds rated lower than B. This policy can act as a drag during bullish times, but can help returns during periods of greater uncertainty.

High-yield bonds and your investment plan
The High Yield Portfolio is a well-managed, low-cost vehicle for giving your portfolio exposure to the “junk” bond universe. It functions best as an element of a long-term portfolio that is diversified across the broader universe of bonds as well as stocks and cash, one that considers your time horizon, goals, and risk tolerance. The High Yield Portfolio can play a meaningful role in the bond part of such a portfolio.

Total Returns
Six Months Ended
June 30, 2011
Vanguard High Yield Bond Portfolio	4.72%
Barclays Capital U.S. Corporate High Yield Bond Index	4.97
Variable Insurance High Current Yield Funds Average[1]	4.26

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance High
		Current Yield Funds
	Portfolio	Average
High Yield Bond Portfolio	0.29%	0.85%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2011, the annualized expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

2

Vanguard High Yield Bond Portfolio

Advisor’s Report

The investment environment
For the first six months of 2011, the portfolio and the broad high-yield market delivered returns of 4.72% and 4.97%, respectively. Early in the year, lofty global growth expectations drove high-yield bonds to record-low yields (6.7%) and their prices to near-record highs ($105). [Yields are yield-to-worst calculations.] In May, however, sentiment began to change as renewed concerns about a global macroeconomic slowdown, the still-evolving sovereign-debt situation in Europe, and the still-tepid recovery in the U.S. economy caused yields to increase and high-yield prices to fall sharply. In the last six weeks of the period, yields rose 60 basis points, to 7.3%, while prices fell $3, to $102.

Returns varied by rating category. Ba-rated bonds returned 5.1%, B-rated bonds, 4.5%, and Caa-rated bonds, 5.7%. The returns of Ba-rated bonds reflect the benefit of greater duration and increased sensitivity to underlying U.S. Treasury rates, which declined during the period. Overall, the spread of the high-yield market (525 basis points over Treasuries) for the half-year is virtually unchanged from December, and near its 20-year average (510 basis points). The market yield of 7.3% is near record lows and well below its 20-year average of 10.2%.

Issuance of high-yield bonds remains robust. At $131 billion, U.S. high-yield issuance for the first six months of 2011 was pacing ahead of last year’s record-breaking calendar. Borrowers have refinanced so much of their near-term maturity burden that the remaining 2013 and 2014 “wall of debt” now appears quite manageable. Along with opportune balance-sheet repairs, high-yield companies have enjoyed organic credit improvement. For the six months through June, upgrades outnumbered downgrades by a ratio of 2.5x; that ratio was 1.4x in calendar 2010. Companies are healthier than they were a year ago, and credit fundamentals are good.

However, negative trends are appearing. For one, new-issue quality has shifted downward. Ba-rated issuance year-to-date has fallen to just 20% of total issuance, compared with 32% in 2010 and 43% in 2009. Bond agreements have weakened considerably: Recent new issues are littered with creditor-unfriendly features that limit creditors’ rights today and plant loopholes for future exploitation. On the other hand, an increasing share of the proceeds from new issues is being used for shareholder-friendly purposes, including leveraged buyouts and mergers and acquisitions, which typically foreshadow a future default cycle.

We are watching the developments in Europe closely. Although European instability does not directly affect the day-to-day operations of U.S. high-yield issuers, an unraveling of the already tenuous situation there could have a negative impact on risk assets globally. Should the environment deteriorate further, we believe global economic growth could suffer, dimming prospects for U.S. issuers already facing tempered growth expectations on the domestic side.

The portfolio’s successes
The portfolio benefited from underweighted allocations to the home construction, transportation, and media sectors and from positive credit selection in the retail, auto, and building materials sectors.

The portfolio’s shortfalls
The portfolio’s holdings in cash and Treasuries hurt relative performance for the six months. The portfolio was also weakened by an underweighting in utilities and by poor credit selection in technology, wireline, and financials.

The portfolio’s positioning
The portfolio remains consistent in its investment objective and strategy and maintains a meaningful exposure to relatively higher-quality names in the high-yield market. We believe that these credits have more consistent businesses and greater predictability of cash flows than credits at the lower end of the spectrum, and we prefer higher-quality credits because of their lower default risk and their ability to provide stable income. We continue to diversify the portfolio’s holdings by issuer and industry, and to deemphasize non-cash-paying securities, preferred stocks, and equity-linked securities, such as convertibles, because of their potential for volatility.

Michael L. Hong, CFA,
Vice President and Fixed Income
Portfolio Manager

Wellington Management Company, LLP

July 12, 2011

3

Vanguard High Yield Bond Portfolio

Portfolio Profile
As of June 30, 2011

Financial Attributes
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	311	1,916	7,979
Yield[3]	6.1%	7.3%	2.8%
Yield to Maturity	6.4%[4]	7.7%	2.8%
Average Coupon	7.3%	8.3%	4.2%
Average
Effective Maturity	5.7 years	6.9 years	7.4 years
Average Duration	4.8 years	4.4 years	5.2 years
Expense Ratio[5]	0.29%	—	—
Short-Term Reserves	4.6%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.96	0.15
Beta	0.84	1.35

Distribution by Maturity (% of portfolio)
Under 1 Year	5.6%
1–5 Years	31.6
5–10 Years	54.1
10–20 Years	4.0
20–30 Years	2.0
Over 30 Years	2.7

Sector Diversification[6] (% of portfolio)
Basic Industry	8.3%
Capital Goods	6.9
Communication	18.3
Consumer Cyclical	14.4
Consumer Noncyclical	12.8
Energy	5.9
Finance	15.3
Technology	8.6
Transportation	1.3
Utilities	8.2

Distribution by Credit Quality (% of portfolio)
Aaa	0.0%
Aa	0.0
A	0.0
Baa	3.0
Ba	47.6
B	45.6
Below B/Other	3.8

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays Capital U.S. Corporate High Yield Bond Index.
2 Barclays Capital U.S. Aggregate Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 The expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2011, the annualized expense ratio was 0.29%.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

4

Vanguard High Yield Bond Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2000–June 30, 2011

Average Annual Total Returns: Periods Ended June 30, 2011

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
High Yield Bond Portfolio	6/3/1996	13.47%	6.79%	–1.17%	7.68%	6.51%

1 Six months ended June 30, 2011.
See Financial Highlights for dividend and capital gains information.

5

Vanguard High Yield Bond Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2011

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Corporate Bonds (92.4%)
Finance (13.6%)
	Banking (1.4%)
	BankAmerica Capital II	8.000%	12/15/26	410	418
1	LBG Capital No.1 plc	7.875%	11/1/20	2,500	2,338
1	Lloyds TSB Bank plc	6.500%	9/14/20	1,385	1,337
	NB Capital Trust IV	8.250%	4/15/27	750	761

	Finance Companies (9.5%)
	Ally Financial Inc.	8.300%	2/12/15	2,015	2,181
	Ally Financial Inc.	8.000%	3/15/20	3,225	3,483
	Ally Financial Inc.	7.500%	9/15/20	2,025	2,126
1	CIT Group Inc.	7.000%	5/4/15	459	460
1	CIT Group Inc.	7.000%	5/2/16	2,865	2,851
1	CIT Group Inc.	7.000%	5/2/17	4,442	4,414
1	CIT Group Inc.	6.625%	4/1/18	3,205	3,349
	International Lease
	Finance Corp.	8.625%	9/15/15	1,120	1,218
	International Lease
	Finance Corp.	5.750%	5/15/16	365	360
1	International Lease
	Finance Corp.	6.750%	9/1/16	1,195	1,267
	International Lease
	Finance Corp.	8.750%	3/15/17	1,180	1,292
1	International Lease
	Finance Corp.	7.125%	9/1/18	1,775	1,890
	International Lease
	Finance Corp.	6.250%	5/15/19	885	865
	International Lease
	Finance Corp.	8.250%	12/15/20	1,411	1,531
1	Provident Funding
	Associates LP/PFG
	Finance Corp.	10.250%	4/15/17	1,300	1,430
	SLM Corp.	6.250%	1/25/16	2,180	2,269
	SLM Corp.	8.450%	6/15/18	900	970
	SLM Corp.	8.000%	3/25/20	1,675	1,799

	Insurance (2.2%)
2	Hartford Financial Services
	Group Inc.	8.125%	6/15/38	2,740	2,926
1	Liberty Mutual Group Inc.	7.800%	3/15/37	1,485	1,470
[1,2]	Metlife Capital Trust IV	7.875%	12/15/67	1,390	1,473
[1,2]	MetLife Capital Trust X	9.250%	4/8/68	1,000	1,220
	Provident Cos. Inc.	7.000%	7/15/18	690	779
	Unum Group	7.375%	6/15/32	175	174

	Other Finance (0.5%)
1	General Motors
	Financial Co. Inc.	6.750%	6/1/18	1,170	1,170
	Lender Processing
	Services Inc.	8.125%	7/1/16	730	713
					48,534
Industrial (71.1%)
	Basic Industry (7.8%)
	Alpha Natural Resources Inc.	6.000%	6/1/19	736	739
	Alpha Natural Resources Inc.	6.250%	6/1/21	405	406
	Arch Coal Inc.	8.750%	8/1/16	410	443
	Arch Coal Inc.	7.250%	10/1/20	465	467

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Ashland Inc.	9.125%	6/1/17	690	773
	Cascades Inc.	7.750%	12/15/17	840	876
	Cascades Inc.	7.875%	1/15/20	285	296
[3,4]	CDW Extended Bank Loan	4.500%	7/15/17	1,732	1,706
	Celanese US Holdings LLC	6.625%	10/15/18	380	399
	Celanese US Holdings LLC	5.875%	6/15/21	305	310
	CF Industries Inc.	6.875%	5/1/18	580	654
	CF Industries Inc.	7.125%	5/1/20	760	885
	Chemtura Corp.	7.875%	9/1/18	305	320
[3,4]	CIT Group Inc. Bank Loan	6.250%	8/11/15	294	296
	Cloud Peak Energy Resources
	LLC/Cloud Peak Energy
	Finance Corp.	8.250%	12/15/17	785	834
	Cloud Peak Energy Resources
	LLC/Cloud Peak Energy
	Finance Corp.	8.500%	12/15/19	470	508
	Consol Energy Inc.	8.000%	4/1/17	885	962
	Consol Energy Inc.	8.250%	4/1/20	1,250	1,356
1	FMG Resources
	August 2006 Pty Ltd.	7.000%	11/1/15	1,475	1,503
1	FMG Resources
	August 2006 Pty Ltd.	6.375%	2/1/16	280	279
1	FMG Resources
	August 2006 Pty Ltd.	6.875%	2/1/18	1,250	1,271
[3,4]	Freescale Semiconductor, Inc.
	Bank Loan	4.441%	12/1/16	1,698	1,688
1	Georgia-Pacific LLC	7.125%	1/15/17	2,790	2,943
1	Georgia-Pacific LLC	5.400%	11/1/20	625	636
1	Lyondell Chemical Co.	8.000%	11/1/17	1,230	1,375
	Neenah Paper Inc.	7.375%	11/15/14	574	586
	Novelis Inc./GA	8.375%	12/15/17	1,035	1,097
	Novelis Inc./GA	8.750%	12/15/20	935	1,008
	Solutia Inc.	8.750%	11/1/17	375	408
1	Vedanta Resources plc	8.750%	1/15/14	275	296
1	Vedanta Resources plc	9.500%	7/18/18	1,535	1,655
	Weyerhaeuser Co.	7.375%	10/1/19	570	647

	Capital Goods (6.5%)
1	Ardagh Packaging Finance plc	7.375%	10/15/17	455	466
	Ball Corp.	7.125%	9/1/16	105	115
	Ball Corp.	6.625%	3/15/18	520	536
	Ball Corp.	7.375%	9/1/19	145	158
	BE Aerospace Inc.	6.875%	10/1/20	1,090	1,139
1	Bombardier Inc.	7.500%	3/15/18	845	946
1	Bombardier Inc.	7.750%	3/15/20	850	956
1	Building Materials
	Corp. of America	6.875%	8/15/18	420	428
1	Building Materials
	Corp. of America	6.750%	5/1/21	510	513
	Case New Holland Inc.	7.750%	9/1/13	695	751
1	Case New Holland Inc.	7.875%	12/1/17	2,495	2,751
1	Cemex Finance LLC	9.500%	12/14/16	1,605	1,665
1	Crown Americas LLC/Crown
	Americas Capital Corp. III	6.250%	2/1/21	1,000	1,010
1	Fibria Overseas Finance Ltd.	7.500%	5/4/20	2,249	2,418
1	Huntington Ingalls
	Industries Inc.	6.875%	3/15/18	696	713
1	Huntington Ingalls
	Industries Inc.	7.125%	3/15/21	650	666

6

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Masco Corp.	6.125%	10/3/16	215	220
	Masco Corp.	5.850%	3/15/17	193	192
	Masco Corp.	6.625%	4/15/18	105	107
	Masco Corp.	7.125%	3/15/20	502	516
	Owens Corning	9.000%	6/15/19	1,000	1,190
1	Pinafore LLC/Pinafore Inc.	9.000%	10/1/18	550	594
1	Reynolds Group Issuer Inc/
	Reynolds Group Issuer LLC/
	Reynolds Group Issuer
	Luxembourg SA	8.500%	10/15/16	1,975	2,064
1	Reynolds Group Issuer Inc/
	Reynolds Group Issuer LLC/
	Reynolds Group Issuer
	Luxembourg SA	7.125%	4/15/19	1,355	1,345
	United Rentals North
	America Inc.	10.875%	6/15/16	810	903
	Vulcan Materials Co.	6.500%	12/1/16	390	389
	Vulcan Materials Co.	7.500%	6/15/21	455	454

	Communication (16.7%)
	Belo Corp.	8.000%	11/15/16	250	273
	Cablevision Systems Corp.	8.625%	9/15/17	985	1,069
	CCO Holdings LLC/CCO
	Holdings Capital Corp.	7.250%	10/30/17	1,035	1,071
	CCO Holdings LLC/CCO
	Holdings Capital Corp.	7.875%	4/30/18	1,045	1,105
	CCO Holdings LLC/CCO
	Holdings Capital Corp.	7.000%	1/15/19	911	938
	CCO Holdings LLC/CCO
	Holdings Capital Corp.	8.125%	4/30/20	1,045	1,134
	CCO Holdings LLC/CCO
	Holdings Capital Corp.	6.500%	4/30/21	1,250	1,234
	Cenveo Corp.	8.875%	2/1/18	975	946
1	Cequel Communications
	Holdings I LLC and Cequel
	Capital Corp.	8.625%	11/15/17	1,635	1,709
	Cincinnati Bell Inc.	8.750%	3/15/18	235	223
	Clear Channel Worldwide
	Holdings Inc.	9.250%	12/15/17	245	263
	Clear Channel Worldwide
	Holdings Inc.	9.250%	12/15/17	1,315	1,433
[3,4]	Commscope, Inc. Bank Loan	5.000%	1/14/18	201	201
	Cricket Communications Inc.	7.750%	5/15/16	655	693
	Cricket Communications Inc.	7.750%	10/15/20	2,750	2,688
	CSC Holdings LLC	7.875%	2/15/18	1,190	1,294
	CSC Holdings LLC	7.625%	7/15/18	2,085	2,257
	CSC Holdings LLC	8.625%	2/15/19	895	1,009
1	DISH DBS Corp.	6.750%	6/1/21	2,530	2,593
1	eAccess Ltd.	8.250%	4/1/18	430	434
1	EH Holding Corp.	6.500%	6/15/19	1,602	1,630
1	EH Holding Corp.	7.625%	6/15/21	265	270
	Frontier Communications Corp.	8.250%	5/1/14	1,800	1,971
	Frontier Communications Corp.	7.875%	4/15/15	190	206
	Frontier Communications Corp.	8.250%	4/15/17	555	604
	Frontier Communications Corp.	8.125%	10/1/18	1,800	1,953
	Frontier Communications Corp.	8.500%	4/15/20	665	723
1	GCI Inc.	6.750%	6/1/21	711	711
1	Inmarsat Finance plc	7.375%	12/1/17	400	420
1	Intelsat Jackson Holdings SA	7.250%	4/1/19	1,065	1,057
	Intelsat Jackson Holdings SA	8.500%	11/1/19	475	505
1	Intelsat Jackson Holdings SA	7.250%	10/15/20	2,935	2,913
1	Intelsat Jackson Holdings SA	7.500%	4/1/21	1,100	1,092
	Lamar Media Corp.	6.625%	8/15/15	530	535
	Lamar Media Corp.	7.875%	4/15/18	305	319
	Liberty Media LLC	8.500%	7/15/29	405	391
	Liberty Media LLC	8.250%	2/1/30	1,280	1,235
	Mediacom Broadband LLC/
	Mediacom Broadband Corp.	8.500%	10/15/15	1,325	1,361
5	MediaNews Group Inc.	6.875%	10/1/13	745	—
	MetroPCS Wireless Inc.	7.875%	9/1/18	1,220	1,290
	MetroPCS Wireless Inc.	6.625%	11/15/20	2,425	2,383

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	Nielsen Finance LLC/
	Nielsen Finance Co.	7.750%	10/15/18	450	472
	NII Capital Corp.	7.625%	4/1/21	535	558
	Quebecor Media Inc.	7.750%	3/15/16	1,340	1,387
2	Quebecor Media Inc.	7.750%	3/15/16	1,410	1,458
	SBA Telecommunications Inc.	8.000%	8/15/16	575	612
	SBA Telecommunications Inc.	8.250%	8/15/19	670	715
1	Sinclair Television Group Inc.	9.250%	11/1/17	1,075	1,180
	Sprint Capital Corp.	6.900%	5/1/19	680	702
	Sprint Nextel Corp.	6.000%	12/1/16	891	889
	Videotron Ltee	9.125%	4/15/18	695	775
	Virgin Media Secured
	Finance plc	6.500%	1/15/18	700	765
1	Wind Acquisition Finance SA	11.750%	7/15/17	1,925	2,184
	Windstream Corp.	7.875%	11/1/17	1,180	1,254
	Windstream Corp.	8.125%	9/1/18	645	685
	Windstream Corp.	7.000%	3/15/19	250	253
	Windstream Corp.	7.750%	10/15/20	1,050	1,100

	Consumer Cyclical (12.8%)
	AMC Entertainment Inc.	8.000%	3/1/14	720	722
	AMC Entertainment Inc.	8.750%	6/1/19	1,245	1,313
[3,4]	Burger King Corp. Term
	Loan B Bank Loan	4.500%	10/19/16	1,239	1,235
1	CityCenter Holdings LLC/
	CityCenter Finance Corp.	7.625%	1/15/16	1,124	1,158
1	Delphi Corp.	5.875%	5/15/19	1,001	991
1	Delphi Corp.	6.125%	5/15/21	730	726
	Ford Motor Co.	6.625%	10/1/28	690	669
	Ford Motor Co.	7.450%	7/16/31	355	403
	Ford Motor Credit Co. LLC	8.000%	12/15/16	1,180	1,330
	Ford Motor Credit Co. LLC	6.625%	8/15/17	945	1,011
	Ford Motor Credit Co. LLC	5.000%	5/15/18	1,235	1,229
	Ford Motor Credit Co. LLC	8.125%	1/15/20	1,505	1,746
	Goodyear Tire & Rubber Co.	10.500%	5/15/16	179	200
	Goodyear Tire & Rubber Co.	8.250%	8/15/20	1,715	1,852
	Hanesbrands Inc.	8.000%	12/15/16	610	651
	Hanesbrands Inc.	6.375%	12/15/20	1,016	983
	Host Hotels & Resorts LP	6.750%	6/1/16	360	372
1	Host Hotels & Resorts LP	5.875%	6/15/19	745	747
	Host Hotels & Resorts LP	6.000%	11/1/20	1,775	1,777
	Levi Strauss & Co.	7.625%	5/15/20	680	680
	Limited Brands, Inc.	8.500%	6/15/19	140	159
	Limited Brands, Inc.	7.000%	5/1/20	580	609
	Ltd Brands Inc.	6.625%	4/1/21	980	1,000
	Macy’s Retail Holdings Inc.	7.450%	7/15/17	735	875
	Macy’s Retail Holdings Inc.	7.000%	2/15/28	455	526
	Macy’s Retail Holdings Inc.	6.700%	9/15/28	275	298
	Macy’s Retail Holdings Inc.	6.900%	4/1/29	635	705
	Macy’s Retail Holdings Inc.	6.700%	7/15/34	275	292
	MGM Resorts International	10.375%	5/15/14	980	1,112
	MGM Resorts International	11.125%	11/15/17	515	587
	MGM Resorts International	9.000%	3/15/20	805	881
1	NAI Entertainment
	Holdings LLC	8.250%	12/15/17	165	177
	Navistar International Corp.	8.250%	11/1/21	1,500	1,627
	Phillips-Van Heusen Corp.	7.375%	5/15/20	695	742
1	QVC Inc.	7.500%	10/1/19	1,954	2,076
	Rite Aid Corp.	9.750%	6/12/16	720	792
	Rite Aid Corp.	8.000%	8/15/20	750	810
	Royal Caribbean Cruises Ltd.	11.875%	7/15/15	750	922
	Service Corp. International/US	7.375%	10/1/14	300	326
	Service Corp. International/US	7.625%	10/1/18	940	1,025
	Service Corp. International/US	8.000%	11/15/21	1,725	1,872
	Tenneco Inc.	7.750%	8/15/18	230	242
	Tenneco Inc.	6.875%	12/15/20	775	787
1	TRW Automotive Inc.	7.000%	3/15/14	1,905	2,086
1	TRW Automotive Inc.	7.250%	3/15/17	1,230	1,356
	Wynn Las Vegas LLC/Wynn
	Las Vegas Capital Corp.	7.875%	11/1/17	1,000	1,094

7

Vanguard High Yield Bond Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Wynn Las Vegas LLC/Wynn
Las Vegas Capital Corp.	7.875%	5/1/20	410	447
Wynn Las Vegas LLC/Wynn
Las Vegas Capital Corp.	7.750%	8/15/20	1,975	2,148

Consumer Noncyclical (12.0%)
American Stores Co.	7.900%	5/1/17	45	44
ARAMARK Corp.	8.500%	2/1/15	2,485	2,572
1 ARAMARK Holdings Corp.	8.625%	5/1/16	290	295
1 BFF International Ltd.	7.250%	1/28/20	1,525	1,614
Bio-Rad Laboratories Inc.	8.000%	9/15/16	355	394
Biomet Inc.	10.000%	10/15/17	1,830	2,002
Biomet Inc.	11.625%	10/15/17	480	532
CHS/Community Health
Systems Inc.	8.875%	7/15/15	3,010	3,100
Constellation Brands Inc.	7.250%	9/1/16	1,780	1,954
Constellation Brands Inc.	7.250%	5/15/17	730	794
DaVita Inc.	6.375%	11/1/18	997	1,002
DaVita Inc.	6.625%	11/1/20	615	627
Elan Finance PLC/Elan
Finance Corp.	8.875%	12/1/13	1,390	1,446
Elan Finance PLC/Elan
Finance Corp.	8.750%	10/15/16	665	705
1 Fresenius Medical Care US
Finance Inc.	5.750%	2/15/21	925	895
1 Fresenius US Finance II Inc.	9.000%	7/15/15	795	898
HCA Inc.	6.375%	1/15/15	1,390	1,418
HCA Inc.	6.500%	2/15/16	490	500
HCA Inc.	9.250%	11/15/16	3,545	3,762
HCA Inc.	9.875%	2/15/17	1,075	1,199
HCA Inc.	8.500%	4/15/19	665	735
HCA Inc.	7.690%	6/15/25	130	120
1 Hypermarcas SA	6.500%	4/20/21	845	835
1 IMS Health Inc.	12.500%	3/1/18	2,065	2,463
LifePoint Hospitals Inc.	6.625%	10/1/20	540	559
1 Mylan Inc./PA	6.000%	11/15/18	1,950	1,979
1 Pernod-Ricard SA	5.750%	4/7/21	345	361
1 STHI Holding Corp.	8.000%	3/15/18	225	228
Tenet Healthcare Corp.	10.000%	5/1/18	762	861
Tenet Healthcare Corp.	8.875%	7/1/19	2,105	2,331
Tyson Foods Inc.	6.850%	4/1/16	1,230	1,347
1 Valeant Pharmaceuticals
International	6.500%	7/15/16	735	722
1 Valeant Pharmaceuticals
International	6.750%	10/1/17	400	390
1 Valeant Pharmaceuticals
International	7.000%	10/1/20	450	432
1 Valeant Pharmaceuticals
International	6.750%	8/15/21	921	868
1 Warner Chilcott Co. LLC/
Warner Chilcott Finance LLC	7.750%	9/15/18	2,643	2,676

Energy (6.6%)
Chesapeake Energy Corp.	6.625%	8/15/20	595	625
Chesapeake Energy Corp.	6.125%	2/15/21	635	643
Denbury Resources Inc.	8.250%	2/15/20	523	570
Denbury Resources Inc.	6.375%	8/15/21	330	333
Encore Acquisition Co.	9.500%	5/1/16	1,055	1,174
1 Expro Finance
Luxembourg SCA	8.500%	12/15/16	1,990	1,933
1 Harvest Operations Corp.	6.875%	10/1/17	725	749
Hornbeck Offshore
Services Inc.	6.125%	12/1/14	1,055	1,050
Hornbeck Offshore
Services Inc.	8.000%	9/1/17	510	518
Newfield Exploration Co.	6.625%	4/15/16	660	681
Newfield Exploration Co.	7.125%	5/15/18	1,590	1,689
Newfield Exploration Co.	6.875%	2/1/20	350	370
Offshore Group
Investments Ltd.	11.500%	8/1/15	1,423	1,529

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	Offshore Group
	Investments Ltd.	11.500%	8/1/15	330	354
	Peabody Energy Corp.	7.375%	11/1/16	1,930	2,183
	Peabody Energy Corp.	7.875%	11/1/26	1,315	1,469
	Petrohawk Energy Corp.	7.250%	8/15/18	295	302
1	Petrohawk Energy Corp.	6.250%	6/1/19	400	388
	Pioneer Natural Resources Co.	5.875%	7/15/16	990	1,047
	Pioneer Natural Resources Co.	6.650%	3/15/17	1,875	2,044
	Pioneer Natural Resources Co.	6.875%	5/1/18	1,235	1,331
	Pioneer Natural Resources Co.	7.200%	1/15/28	345	360
	Range Resources Corp.	7.500%	10/1/17	550	583
	Range Resources Corp.	6.750%	8/1/20	400	411
	Range Resources Corp.	5.750%	6/1/21	1,185	1,160

	Other Industrial (0.5%)
	Virgin Media Finance plc	9.500%	8/15/16	1,215	1,375
	Virgin Media Finance plc	8.375%	10/15/19	440	490

	Technology (7.0%)
	Brocade Communications
	Systems Inc.	6.625%	1/15/18	240	253
	Brocade Communications
	Systems Inc.	6.875%	1/15/20	235	253
1	CDW LLC/CDW Finance Corp.	8.000%	12/15/18	1,030	1,082
1	CommScope Inc.	8.250%	1/15/19	1,300	1,339
	Equinix Inc.	8.125%	3/1/18	915	997
	Fidelity National Information
	Services Inc.	7.625%	7/15/17	480	511
	Fidelity National Information
	Services Inc.	7.875%	7/15/20	385	410
[3,4]	First Data 2018 Dollar Term
	Loan Bank Loan	4.186%	9/24/14	1,448	1,327
1	First Data Corp.	7.375%	6/15/19	360	363
1	First Data Corp.	8.250%	1/15/21	1,025	999
	Freescale Semiconductor Inc.	8.875%	12/15/14	376	392
1	Freescale Semiconductor Inc.	10.125%	3/15/18	1,388	1,544
1	Freescale Semiconductor Inc.	9.250%	4/15/18	840	916
	Iron Mountain Inc.	8.000%	6/15/20	660	683
	Iron Mountain Inc.	8.375%	8/15/21	1,325	1,395
	Jabil Circuit Inc.	7.750%	7/15/16	310	339
	Jabil Circuit Inc.	8.250%	3/15/18	255	291
	Jabil Circuit Inc.	5.625%	12/15/20	285	277
1	Seagate HDD Cayman	6.875%	5/1/20	1,730	1,700
1	Seagate HDD Cayman	7.000%	11/1/21	570	563
	Seagate Technology HDD
	Holdings	6.800%	10/1/16	935	985
1	Seagate Technology
	International/Cayman Islands 10.000%		5/1/14	1,276	1,485
1	Sensata Technologies BV	6.500%	5/15/19	1,344	1,330
1	Sorenson
	Communications Inc.	10.500%	2/1/15	1,260	851
	SunGard Data Systems Inc.	10.250%	8/15/15	980	1,014
	SunGard Data Systems Inc.	7.375%	11/15/18	1,550	1,538
	SunGard Data Systems Inc.	7.625%	11/15/20	1,410	1,421
1	Unisys Corp.	12.750%	10/15/14	626	732

	Transportation (1.2%)
2	Continental Airlines 2005-ERJ1
	Pass Through Trust	9.798%	4/1/21	752	779
2	Continental Airlines 2007-1
	Class B Pass Through Trust	6.903%	4/19/22	574	572
1	Hertz Corp.	6.750%	4/15/19	1,260	1,238
1	Hertz Corp.	7.375%	1/15/21	1,750	1,785
					252,705
Utilities (7.7%)
	Electric (5.2%)
	AES Corp.	7.750%	10/15/15	1,240	1,333
	AES Corp.	8.000%	10/15/17	1,255	1,337
	AES Corp.	8.000%	6/1/20	565	602
1	Calpine Corp.	7.250%	10/15/17	3,119	3,174

8

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
1	Calpine Corp.	7.500%	2/15/21	1,450	1,483
2	Homer City Funding LLC	8.734%	10/1/26	1,335	1,196
1	Intergen NV	9.000%	6/30/17	1,695	1,793
1	Ipalco Enterprises Inc.	7.250%	4/1/16	340	377
1	Ipalco Enterprises Inc.	5.000%	5/1/18	370	366
2	Midwest Generation LLC	8.560%	1/2/16	265	273
	NRG Energy Inc.	7.375%	1/15/17	2,900	3,038
1	Texas Competitive Electric
	Holdings Co. LLC/TCEH
	Finance Inc.	11.500%	10/1/20	1,505	1,482
[3,4]	Texas Competitive Electric
	Holdings Co., LLC Bank Loan	4.690%	10/10/17	2,595	2,021

	Natural Gas (2.5%)
	El Paso Corp.	7.000%	6/15/17	805	912
	El Paso Corp.	7.250%	6/1/18	1,755	1,996
	El Paso Corp.	6.500%	9/15/20	1,060	1,161
	Energy Transfer Equity LP	7.500%	10/15/20	1,965	2,093
1	Ferrellgas LP/Ferrellgas
	Finance Corp.	6.500%	5/1/21	1,176	1,105
1	Kinder Morgan
	Finance Co. LLC	6.000%	1/15/18	1,036	1,077
1	NGPL PipeCo LLC	7.119%	12/15/17	535	599
					27,418
Total Corporate Bonds (Cost $311,696)					328,657

				Shares
Preferred Stocks (1.3%)
	Citigroup Capital XIII Pfd.	7.875%		140,000	3,885
	GMAC Capital Trust I Pfd.	8.125%		22,500	578
Total Preferred Stocks (Cost $4,144)					4,463
Temporary Cash Investment (4.3%)

				Face
				Amount
				($000)
Repurchase Agreement (4.3%)
	Banc of America Securities, LLC
	(Dated 6/30/11, Repurchase
	Value $15,300,000,
	collateralized by Federal Home
	Loan Bank Discount Note,
	7/29/11, Federal National
	Mortgage Assn. Discount
	Note, 8/10/11)
	(Cost $15,300)	0.050%	7/1/11	15,300	15,300
Total Investments (98.0%) (Cost $331,140)					348,420
Other Assets and Liabilities (2.0%)
Other Assets					8,191
Liabilities					(1,103)
					7,088
Net Assets (100%)
Applicable to 46,996,342 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)					355,508
Net Asset Value Per Share					$7.56

At June 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	353,270
Undistributed Net Investment Income	11,226
Accumulated Net Realized Losses	(26,268)
Unrealized Appreciation (Depreciation)	17,280
Net Assets	355,508

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the aggregate value of these securities was $122,607,000, representing 34.5% of net assets.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective.
At June 30, 2011, the aggregate value of these securities was $8,474,000, representing 2.4% of net assets.
4 Adjustable-rate security.
5 Non-income-producing security—security in default.
See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard High Yield Bond Portfolio

Statement of Operations

Six Months Ended
June 30, 2011
($000)
Investment Income
Income
Dividends	157
Interest	12,458
Security Lending	3
Total Income	12,618
Expenses
Investment Advisory Fees—Note B	106
The Vanguard Group—Note C
Management and Administrative	342
Marketing and Distribution	42
Custodian Fees	9
Shareholders’ Reports	9
Total Expenses	508
Net Investment Income	12,110
Realized Net Gain (Loss) on
Investment Securities Sold	4,367
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(219)
Net Increase (Decrease) in Net Assets
Resulting from Operations	16,258

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,110	24,927
Realized Net Gain (Loss)	4,367	4,160
Change in Unrealized Appreciation (Depreciation)	(219)	8,586
Net Increase (Decrease) in Net Assets Resulting from Operations	16,258	37,673
Distributions
Net Investment Income	(24,938)	(22,001)
Realized Capital Gain	—	—
Total Distributions	(24,938)	(22,001)
Capital Share Transactions
Issued	43,508	70,326
Issued in Lieu of Cash Distributions	24,938	22,001
Redeemed	(59,024)	(69,555)
Net Increase (Decrease) from Capital Share Transactions	9,422	22,772
Total Increase (Decrease)	742	38,444
Net Assets
Beginning of Period	354,766	316,322
End of Period[1]	355,508	354,766

1 Net Assets—End of Period includes undistributed net investment income of $11,226,000 and $24,054,000.
See accompanying Notes, which are an integral part of the Financial Statements.

10

Vanguard High Yield Bond Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$7.78	$7.46	$5.91	$8.21	$8.63	$8.59
Investment Operations
Net Investment Income	.266[1]	.568	.543[1]	.580	.620	.580
Net Realized and Unrealized Gain (Loss)
on Investments	.094	.290	1.567	(2.260)	(.450)	.090
Total from Investment Operations	.360	.858	2.110	(1.680)	.170	.670
Distributions
Dividends from Net Investment Income	(.580)	(.538)	(.560)	(.620)	(.590)	(.630)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.580)	(.538)	(.560)	(.620)	(.590)	(.630)
Net Asset Value, End of Period	$7.56	$7.78	$7.46	$5.91	$8.21	$8.63

Total Return	4.72%	12.10%	38.85%	–21.95%	1.95%	8.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$356	$355	$316	$197	$253	$260
Ratio of Total Expenses to
Average Net Assets	0.29%	0.29%	0.29%	0.24%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets	6.92%	7.54%	8.19%	8.23%	7.28%	7.12%
Portfolio Turnover Rate	49%	38%	40%	22%	28%	47%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

11

Vanguard High Yield Bond Portfolio

Notes to Financial Statements

Vanguard High Yield Bond Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The portfolio invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2007–2010), and for the period ended June 30, 2011, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Security Lending: The portfolio has lent its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan. Effective in August 2011, the portfolio is no longer permitted to lend its securities.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the six months ended June 30, 2011, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2011, the portfolio had contributed capital of $57,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

12

Vanguard High Yield Bond Portfolio

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Corporate Bonds	—	328,657	—
Preferred Stocks	4,463	—	—
Temporary Cash Investments	—	15,300	—
Total	4,463	343,957	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2010, the portfolio had available capital loss carryforwards totaling $30,622,000 to offset future net capital gains of $1,992,000 through December 31, 2011, $181,000 through December 31, 2015, $17,903,000 through December 31, 2016, and $10,546,000 through December 31, 2017. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2011; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2011, the cost of investment securities for tax purposes was $331,140,000. Net unrealized appreciation of investment securities for tax purposes was $17,280,000, consisting of unrealized gains of $19,298,000 on securities that had risen in value since their purchase and $2,018,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2011, the portfolio purchased $67,947,000 of investment securities and sold $66,141,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $10,970,000 and $21,204,000, respectively.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2011	December 31, 2010
	Shares	Shares
	(000)	(000)
Issued	5,598	9,462
Issued in Lieu of Cash Distributions	3,338	3,064
Redeemed	(7,519)	(9,331)
Net Increase (Decrease) in Shares Outstanding	1,417	3,195

H. In preparing the financial statements as of June 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

13

Vanguard High Yield Bond Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Yield Bond Portfolio	12/31/2010	6/30/2011	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,047.17	$1.47
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.36	1.45

1 The calculations are based on expenses incurred in the most recent six-month period. The annualized six-month expense ratio for that period is 0.29%.The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

14

Vanguard High Yield Bond Portfolio

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Variable Insurance Fund High Yield Bond Portfolio has renewed the portfolio’s investment advisory agreement with Wellington Management Company, llp. The board determined that the retention of Wellington Management was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The firm has advised the High Yield Bond Portfolio since its inception in 1996.

The firm and the portfolio’s management team have depth and stability. The portfolio manager is backed by a well-tenured team of fixed income research analysts who conduct detailed fundamental analysis. Wellington Management has provided high-quality advisory services for the portfolio and has demonstrated strong organizational depth and stability over both the short and long term.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out its investment strategy in disciplined fashion, and the results have been in line with expectations. The board noted that shortfalls in the performance of the portfolio versus its benchmark and peer-group average are a result of the portfolio’s higher-quality bias in an environment that has favored lower-quality credits. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate without any need for asset-level breakpoints. The advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory agreement again after a one-year period.

15

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett-Packard Co. (electronic computer manufacturing); Senior Advisor at New Mountain Capital; Trustee of The Conference Board; Member of the Board of Managers of Delphi Automotive LLP (automotive components).

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with secondary appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Work Life Policy; Member of the Advisory Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2009) and Vice Chairman of the Board (2008–2009) of Cummins Inc. (industrial machinery); Director of SKF AB (industrial machinery), Hillenbrand, Inc. (specialized consumer services), the Lumina Foundation for Education, and Oxfam America; Chairman of the Advisory Council for the College of Arts and Letters and Member of the Advisory Board to the Kellogg Institute for International Studies at the University of Notre Dame.

André F. Perold
Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking at the Harvard Business School; Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/ aircraft systems and services) and the National Association of Manufacturers; Chairman of the Federal Reserve Bank of Cleveland; Vice Chairman of University Hospitals of Cleveland; President of the Board of The Cleveland Museum of Art.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010); Overseer of the Amos Tuck School of Business Administration at Dartmouth College.

Executive Officers

Glenn Booraem
Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group since 2010; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt
Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter
Martha G. King

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Annuity and Insurance Services > 800-522-5555

Institutional Investor Services > 800-523-1036

Text Telephone for People

With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your portfolio at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your portfolio is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

CFA® is a trademark owned by CFA Institute.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. The prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with Vanguard and any related funds.

S&P 500 ® and Standard & Poor’s 500 are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by The Vanguard Group, Inc. The Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by S&P or its Affiliates, and S&P and its Affiliates make no representation, warranty, or condition regarding the advisability of buying, selling, or holding units/shares in the funds.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q692 082011

Vanguard Variable Insurance Fund
Semiannual Report

June 30, 2011

International Portfolio

> Despite a barrage of grim headlines, the stock market delivered solid gains for the six months ended June 30, 2011, buoyed by strength in corporate earnings.

> All sectors of the broad investment-grade U.S. bond market also posted positive results for the period.

> The returns on money market funds remained near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates.

Contents

Market Perspective	1
International Portfolio	2

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
Cover photograph: Jean Maher.

Market Perspective

Dear Planholder,

This report begins with a look at the market environment during the past six months, a volatile stretch that felt a lot worse than the stock and bond markets’ relatively solid returns would imply. Unnerving headlines communicated—and perhaps exacerbated—the glum mood that characterized much of the period, even as corporate earnings increased and stock prices moved higher.

In the pages that follow, you’ll find a review of the performance of your portfolio. Each of the portfolios in the Vanguard Variable Insurance Fund can be used as a component in an investment program that includes a combination of stock, bond, and money market portfolios appropriate to your own risk tolerance and long-term investment goals. We firmly believe that diversification, balance, and a long-term perspective are critical to successful investing. Experience suggests that it is especially important to heed this counsel in periods of heightened economic uncertainty, when the impulse to react to the latest headline can be strong.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
July 13, 2011

For stock markets, a ragged six-month gain
Global stock markets climbed unsteadily as investor attitudes swung from giddy optimism about the strength of corporate earnings to fears that the slow, grinding recovery was losing momentum. Stock prices rallied through the first four months of 2011, pulled back as economic news turned gloomier, then bounced back at the end of the period.

The broad U.S. stock market returned about 6% for the six months. International stock markets finished a few steps behind, restrained by sovereign-debt dramas in Europe and the economic aftershocks of the Japanese natural and nuclear disaster. Gains were modest in emerging markets, too, as big economies such as China and Brazil grappled with inflationary pressures.

Low yields, solid returns in the bond market
Bonds delivered solid six-month returns even as interest rates hovered near generational lows. Bond prices rallied in the spring as economic anxiety prompted a search for safer havens in fixed income.

The broad taxable bond market returned almost 3%. The municipal market performed even better. Municipal securities were hammered early in the year as unsettling headlines raised doubts about their safety. Toward the end, investors’ worries began to recede and prices rose.

The yields on money market instruments remained nearly invisible, consistent with the Federal Reserve Board’s target for short-term interest rates, which since December 2008 has been anchored between 0% and 0.25%.

Market Barometer
			Total Returns
		Periods Ended June 30, 2011
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	6.37%	31.93%	3.30%
Russell 2000 Index (Small-caps)	6.21	37.41	4.08
Dow Jones U.S. Total Stock Market Index	6.01	32.26	3.66
MSCI All Country World Index ex USA (International)	3.80	29.73	3.67

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	2.72%	3.90%	6.52%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	4.42	3.48	4.93
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.14	1.86

CPI
Consumer Price Index	2.99%	3.56%	2.15%
1 Annualized.

1

Vanguard® International Portfolio

Vanguard International Portfolio returned 4.72% for the six months ended June 30, 2011, as international markets as a whole lagged a few steps behind the broad U.S. market. The portfolio’s return was higher than that of its benchmark index, the MSCI All Country World Index ex USA, as well as the average return of peer-group funds. Across international markets, information technology, health care, and consumer discretionary stocks were among the portfolio’s top performers.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Large exposure to Europe bolstered portfolio’s result
Stocks from Europe’s developed markets, which gained more than 9% and accounted for more than half of the portfolio’s assets, were responsible for nearly all of its return. Stocks in larger markets such as the United Kingdom, France, Germany, and Switzerland were the better performers for the portfolio, which got a boost from having a larger allocation to Europe than the index did. The appreciation of the euro and the pound sterling relative to the U.S. dollar enhanced returns for U.S.-based investors.

Companies in emerging markets, which represented about 25% of the portfolio at the end of the period, eked out a 2% return. After returning about 19% in 2010, emerging markets stocks pulled back over the recent six months amid inflation worries and unrest in the Middle East. The portfolio benefited from its holdings in China, particularly its internet companies, as the world’s largest population continued to move online. Brazil, another large emerging market, lost ground.

The developed countries in the Pacific region retreated about 1%. These stocks represented about 17% of the portfolio at the end of the period, but about 23% of the index, and the portfolio benefited from the advisors’ decision to maintain a below-benchmark exposure to the region. Japan, the largest country represented in the region, rebounded fairly well from March’s earthquake and nuclear tragedy, but long-term economic and financial challenges remained.

Diversification message applies to international stocks
International equities sometimes follow a different path from U.S. stocks, and Vanguard research suggests that a portfolio that included international and U.S. stocks would, over time, have experienced lower average volatility than one made up only of U.S. holdings. This tends to be more notable over the long term as differences in the economic and monetary cycles of different regions lead to differences in the performances of their financial markets.

We have long encouraged investors to maintain a mix of stock, bond, and money market funds that suits their circumstances. A low-cost, well-managed international offering, such as the International Portfolio, can help you diversify your long-term investment plan and provide you with exposure to growth opportunities abroad.

Total Returns
Six Months Ended
June 30, 2011
Vanguard International Portfolio	4.72%
MSCI All Country World Index ex USA	3.80
Variable Insurance International Funds Average[1]	4.57

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		International
	Portfolio	Funds Average
International Portfolio	0.51%	1.04%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2011, the annualized expense ratio was 0.51%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

2

Vanguard International Portfolio

Advisors’ Report

For the six months ended June 30, 2011, the International Portfolio returned 4.72%, ahead of the 3.80% return of the MSCI All Country World Index ex USA and the 4.57% average return of competing variable insurance international funds.

The portfolio is managed by three independent advisors, a strategy that enhances diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the first half of 2011 and of the effect of this environment on the portfolio’s positioning. These reports were prepared on July 19, 2011.

Baillie Gifford Overseas Ltd.

Portfolio Manager:
James K. Anderson, Head of Global Equities

There has been plenty for investors to worry about over the past six months: Japanese disruption, looming austerity, euro dramas, and the end of emergency stimulus. There has not been a lot of obvious good news to set against this; it has mainly been a case of “more of the same.” China is powering ahead; the corporate sector has continued to report good profits (but is still not spending them). Those who sell to the beneficiaries of higher oil and food prices have been quietly smug. One man’s cost increase is another man’s windfall. The commodity windfall is being spent––try queuing for a handbag in Mayfair. Saudi Arabia is embarking on a stimulus program that is said to be worth $166 billion. The emerging economies are still on track to expand by at least 6% this year.

We have not made many changes in the portfolio. We are slightly puzzled that the markets seem to be focusing on whether risk is “on” or “off” rather than on who the winners and losers are. We are strong believers in the development of the Chinese internet, the increasing penetration of Western luxury brands in the developing world, and a wide range of technology companies. We shun businesses that depend too much on the Western consumer, as either customer or borrower. We think that many reputedly “defensive” companies are a trap.

The portfolio benefited during the period from its Chinese technology holdings, but there was also a strong showing from our luxury names, such as PPR (which owns Gucci) and Porsche. Our main disappointment was Nintendo, the Japanese electronic games company. Its determination to restrict its software to its own platforms and not allow them on iPhones appears self-defeating. Unless the management reconsiders its approach, we may have to sell the shares.

Vanguard International Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	53	983	Uses a bottom-up, stock-driven approach to select
			stocks that the advisor believes have above-average
			growth rates and trade at reasonable prices.
Schroder Investment Management	33	617	Uses fundamental research to identify high-quality
North America Inc.			companies, in developed and emerging markets,
			that the advisor believes have above-average
			growth potential.
M&G Investment Management Limited	12	216	Uses a long-term, bottom-up investment approach that
			focuses on identifying the stocks of underappreciated,
			quality companies that the advisor believes will deliver
			high returns and have the potential for growth.
Cash Investments	2	41	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

3

Vanguard International Portfolio

Despite the apparently endless parade of unfavorable events, our inclination is not to be blown off course, but to try to take advantage when other people panic. We think that strong growth in the developing world, and loose money elsewhere, will support global growth, business profits, and real asset prices, in the long run.

Schroder Investment Management North America Inc.

Portfolio Managers:
Virginie Maisonneuve, CFA, Head of Global and International Equities

Simon Webber, CFA

During the first quarter of the year, improving macroeconomic data lifted equities. This was despite strong volatility created by political uncertainty in the Middle East and the earthquake, tsunami, and nuclear disaster in Japan. Higher oil and commodity prices, led by the strong demand from emerging markets and disruption in the Middle East, began to act as a constraint on global economic growth. Discussions about a “hard landing” in China and the deterioration of the sovereign-debt situation in Greece also raised risk premiums across the weaker European economies.

During the second quarter, weaker investor sentiment regarding the health of the global economy weighed on performance, especially in May, when commodity prices retreated. Because of this temporary “soft patch,” investor sentiment took a shift toward defensive sectors, and the commodity-exposed cyclical sectors, energy and materials, hurt performance in the second quarter.

For the period overall, from a regional perspective, Japan was the main positive contributor to the relative returns of our portion of the portfolio. We benefited from our underweight exposure in the aftermath of the Japan disaster in March. Stock selection was also beneficial as we added to our position amid the turmoil, taking advantage of attractive valuations.

Continental Europe was another significant contributor. Stock selection in financials and information technology drove relative returns in the region. Our financials were helped by a low exposure to peripheral Europe and benefited from holdings in “core” Europe, such as ING Group and AXA SA.

Emerging markets and the Pacific ex-Japan, however, detracted from performance. Early in the year there was a rotation out of emerging markets, as worries about inflationary pressure and the ongoing normalization of monetary policies proved a difficult environment for equities. The industrial sector in particular suffered from market concern that China might overtighten in a bid to tame inflationary pressures, and holdings such as Tata Motors and Dongfang Electric fell. In the Pacific ex-Japan, Swire Pacific detracted as higher oil prices put short-term pressure on its airline subsidiary, Cathay Pacific.

Overall, among sectors, information technology and utilities were the strongest contributors to returns. SAP is benefiting from robust business software sales as companies begin to invest in IT infrastructure once again. Similarly, Check Point is looking well positioned to benefit from an improving spending environment in the internet security sector. In utilities, GDF Suez showed strong returns.

Consumer staples detracted during the period. While CBD and Diageo helped returns, our low exposure to food staples hurt in the short term. We believe that margin pressure for many of those companies will continue as soft commodity prices rise.

Looking ahead, the global economic recovery has entered a fragile period, but our long-term focus remains on demographics, climate change, and the “Supercycle” (the role of the large emerging market economies in the global economy). In the short term, we believe that the global economy is going through a temporary soft patch, not a double dip. Although first-quarter U.S. economic growth was weak, corporate earnings generally remain strong. Meanwhile, we expect the shortage of Japanese components to ease in the second half of the year, helping with global supply chain issues. As companies focus on driving productivity and growth, we expect their strong aggregate balance sheets to support a recovery in global capital spending, and the portfolio consequently has good exposure to the capital goods and industrial sectors.

Regarding China, the tightening cycle is likely to be coming to an end, and we anticipate a soft landing, with inflation peaking in the second half of 2011. A slight easing in the country’s GDP growth is in line with this assessment, and we expect a healthy 8% growth rate for 2011.

In Europe, the key issue is sovereign risk and contagion from Greece and Portugal to the rest of peripheral Europe. This will no doubt continue to be a source of volatility both for markets and currencies.

4

Vanguard International Portfolio

We believe that the environment over the next 12 months will continue to be volatile as the normalization of monetary policies unfolds. In addition, world economies will adjust to a new set of financial and banking regulations as they enter new political cycles in the United States, Europe, and China.

M&G Investment Management Limited

Portfolio Managers:
Graham E. French

Greg Aldridge

Despite periods of significant volatility, global equity markets remained resilient during the early part of 2011, thanks to positive macroeconomic data, particularly from the United States, which helped to reinforce the view that the economic recovery was gathering pace. However, most major stock markets endured increasingly volatile conditions later in the period, as economic data from the United States turned negative and concerns escalated about the financial health of the Eurozone.

In this environment, our holdings in the information technology and industrials sectors added value to performance. At a stock level, strong contributions came from European Aeronautic Defence & Space (EADS), a manufacturer of European airplanes and military equipment; Ericsson, the Swedish telecommunications network equipment provider; and Adidas, the German sportswear specialist. In the case of EADS, investors have begun to take note of the company’s strong order book, as well as its technological advantages and product range.

In contrast, a number of holdings in our portfolio were hit by stock-specific factors. For example, Chaoda Modern Agriculture came under selling pressure in May after a media report accused the Chinese agricultural firm of exaggerating the size of its farmland. The positions in PostNL and TNT Express, which split from each other in May, fell in value as the market reassessed their value as separate entities.

Our investment strategy is focused on selecting high-quality firms with scarce assets or qualities that are extremely difficult for any rival to replicate. Software AG, a world leader in the provision of business infrastructure technology, and MTU Aero Engines, a provider of key components for jet engines, both listed in Germany, were two such stocks that we added to the portfolio during the period. Software AG, for example, already benefits from substantial aftermarket revenues in a highly consolidated industry, and there is room for greater profitability because of the growing demand for superior business process excellence software.

We took advantage of depressed valuations by topping up our holdings in companies where long-term prospects do not seem to be reflected in current share prices, including Brazilian miner Vale and South African telecommunications company MTN.

Finally, toward the end of the period, we increased exposure to Japanese companies, adding to the positions in Toyota, Canon, and Sysmex, a diagnostic devices firm. In our opinion, investors’ understandable risk aversion following the tragic earthquake and tsunami in March has left these stocks undervalued given the ability of these businesses to generate strong cash flows over the longer term.

In terms of sales, we closed the position in Victrex, a U.K. polymer manufacturer, on valuation grounds after shares in the firm, which constructs materials for use across a diverse range of industries, reached record highs. We also took profits from holdings in South Korean tire maker Hankook Tire, South African energy and chemicals producer Sasol, and EADS, following a period of healthy share-price gains.

5

Vanguard International Portfolio

Portfolio Profile
As of June 30, 2011

Portfolio Characteristics
		Comparative
	Portfolio	Index[1]
Number of Stocks	187	1,863
Turnover Rate[2]	36%	—
Expense Ratio[3]	0.51%	—
Short-Term Reserves	1.3%	—

Volatility Measures
Portfolio Versus
Spliced Index[4]
R-Squared	0.97
Beta	1.07

Sector Diversification (% of equity exposure)
		Comparative
	Portfolio	Index[1]
Consumer Discretionary	16.2%	9.3%
Consumer Staples	8.3	8.8
Energy	7.4	11.2
Financials	17.6	24.5
Health Care	6.2	6.3
Industrials	16.5	11.0
Information Technology	15.1	6.2
Materials	10.5	12.9
Telecommunication Services	0.8	5.7
Utilities	1.4	4.1

Ten Largest Holdings[5] (% of total net assets)
Baidu Inc. ADR	Internet Software
	& Services	3.2%
Tencent Holdings Ltd.	Internet Software
	& Services	2.2
Petroleo Brasileiro SA	Integrated Oil
	& Gas	2.1
Atlas Copco AB Class A	Industrial Machinery	2.0
BHP Billiton plc	Diversified Metals
	& Mining	1.7
BG Group plc	Integrated Oil
	& Gas	1.6
Samsung
Electronics Co. Ltd.	Semiconductors	1.6
Novartis AG	Pharmaceuticals	1.5
Cie Financiere	Apparel, Accessories
Richemont SA	& Luxury Goods	1.5
Rolls-Royce Holdings plc	Aerospace
	& Defense	1.5
Top Ten		18.9%

Allocation by Region

Market Diversification (% of equity exposure)
		Comparative
	Portfolio[6]	Index[1]
Europe
United Kingdom	19.5%	14.6%
France	7.8	7.1
Germany	7.1	6.2
Switzerland	6.6	5.7
Sweden	4.8	2.1
Spain	2.6	2.5
Denmark	1.6	0.7
Netherlands	1.5	1.7
Norway	1.1	0.6
Other European
Markets	2.1	4.1
Subtotal	54.7%	45.3%
Pacific
Japan	10.3%	13.7%
Australia	4.3	5.9
Hong Kong	2.1	1.9
Other Pacific
Markets	0.5	1.3
Subtotal	17.2%	22.8%
Emerging Markets
China	9.3%	4.1%
Brazil	6.5	3.7
South Korea	3.0	3.5
India	1.4	1.7
Turkey	1.3	0.3
Taiwan	1.1	2.6
Other Emerging
Markets	2.0	7.5
Subtotal	24.6%	23.4%
North America
Canada	2.5%	8.0%
Middle East
Israel	1.0%	0.5%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI All Country World Index ex USA.
2 Annualized.
3 The expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2011, the annualized expense ratio was 0.51%.
4 MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
5 The holdings listed exclude any temporary cash investments and equity index products.
6 Market percentages exclude currency contracts held by the portfolio.

6

Vanguard International Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2000–June 30, 2011

Average Annual Total Returns: Periods Ended June 30, 2011

	Inception Date	One Year	Five Years	Ten Years
International Portfolio	6/3/1994	34.51%	5.12%	7.62%

1 Six months ended June 30, 2011.
2 MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
See Financial Highlights for dividend and capital gains information.

7

Vanguard International Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2011

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.7%)[1]
Australia (3.9%)
	Fortescue Metals
	Group Ltd.	2,039,324	13,993
	Woodside Petroleum Ltd.	316,600	13,968
	Brambles Ltd.	1,753,100	13,631
	Woolworths Ltd.	353,900	10,559
	Newcrest Mining Ltd.	212,500	8,610
^,*	Atlas Iron Ltd.	1,343,000	5,413
*	James Hardie
	Industries SE	762,900	4,833
	Sims Metal
	Management Ltd.	112,396	2,137
			73,144
Austria (0.2%)
	Wienerberger AG	213,000	3,924

Belgium (0.6%)
	Anheuser-Busch InBev NV	177,000	10,273

Brazil (6.4%)
	Petroleo Brasileiro
	SA ADR Type A	739,300	22,682
	Vale SA Class B Pfd. ADR	619,600	17,944
	Itau Unibanco Holding
	SA ADR	723,825	17,046
	Petroleo Brasileiro
	SA ADR	343,000	11,614
	BM&FBovespa SA	1,449,400	9,584
*	OGX Petroleo e Gas
	Participacoes SA	820,700	7,651
^	Cia Brasileira de
	Distribuicao Grupo
	Pao de Acucar ADR	161,000	7,559
	Itau Unibanco Holding
	SA Prior Pfd.	241,975	5,611
	Anhanguera Educacional
	Participacoes SA	230,512	4,898
	Vale SA Prior Pfd.	165,000	4,713
	Petroleo Brasileiro
	SA Prior Pfd.	295,000	4,461
	Banco do Brasil SA	176,086	3,139
	B2W Cia Global Do Varejo	130,100	1,591
	Fibria Celulose SA	94,103	1,230
			119,723
Canada (2.5%)
^	Toronto-Dominion Bank	218,500	18,527
	Suncor Energy Inc.	211,000	8,270
	Teck Resources Ltd.
	Class B	115,000	5,845
	Niko Resources Ltd.	91,000	5,681
	Potash Corp. of
	Saskatchewan Inc.	99,000	5,654
	Sherritt International Corp.	258,131	1,643
*	Harry Winston
	Diamond Corp.	60,600	1,007
			46,627

			Market
			Value•
		Shares	($000)
China (9.2%)
*	Baidu Inc. ADR	429,800	60,228
	Tencent Holdings Ltd.	1,471,000	40,147
	Ping An Insurance
	Group Co.	1,754,500	18,197
	China Resources
	Enterprise Ltd.	2,018,000	8,269
	CNOOC Ltd.	3,170,500	7,468
	Beijing Enterprises
	Holdings Ltd.	1,179,500	6,164
	China Merchants
	Bank Co. Ltd.	2,535,500	6,155
	Belle International
	Holdings Ltd.	2,629,000	5,554
*	Ctrip.com
	International Ltd. ADR	121,800	5,247
*	Shanghai Pharmaceuticals
	Holding Co. Ltd.	1,582,000	4,259
	Hengdeli Holdings Ltd.	7,320,000	3,878
	Nine Dragons Paper
	Holdings Ltd.	3,729,000	3,260
	Ports Design Ltd.	630,000	1,496
^	Chaoda Modern
	Agriculture Holdings Ltd.	1,971,135	859
			171,181
Denmark (1.6%)
	Novo Nordisk A/S Class B	102,814	12,881
	Novozymes A/S	48,600	7,919
*	Vestas Wind Systems A/S	183,999	4,271
	AP Moller–
	Maersk A/S Class B	465	4,014
			29,085
Finland (0.3%)
	Metso Oyj	94,000	5,344

France (7.4%)
	PPR	152,755	27,207
	Cie Generale d’Optique
	Essilor International SA	234,254	19,007
	L’Oreal SA	118,100	15,326
	Schneider Electric SA	76,000	12,690
	LVMH Moet Hennessy
	Louis Vuitton SA	52,000	9,344
	GDF Suez	180,000	6,579
	Safran SA	151,500	6,465
	AXA SA	282,000	6,401
	Veolia Environnement SA	219,000	6,170
	European Aeronautic
	Defence and Space
	Co. NV	171,000	5,723
	Vallourec SA	44,000	5,364
^	Publicis Groupe SA	95,000	5,303
^	Societe Generale SA	73,000	4,324
	Total SA	72,000	4,163
	CFAO SA	82,000	3,560
			137,626

			Market
			Value•
		Shares	($000)
Germany (6.7%)
	SAP AG	322,500	19,553
	Adidas AG	242,691	19,241
	Porsche Automobil
	Holding SE Prior Pfd.	227,150	18,018
	GEA Group AG	257,000	9,204
	HeidelbergCement AG	111,681	7,143
*	TUI AG	641,299	6,970
^	Aixtron SE NA	169,400	5,782
	Symrise AG	177,080	5,639
	Software AG	87,000	5,216
	Bayerische Motoren
	Werke AG	52,000	5,193
	Wincor Nixdorf AG	67,000	4,843
	Siemens AG	33,000	4,535
	Axel Springer AG	89,784	4,440
^	SMA Solar Technology AG	38,472	4,280
	MTU Aero Engines
	Holding AG	33,363	2,665
	Linde AG	14,792	2,595
			125,317
Hong Kong (2.0%)
	Hong Kong Exchanges
	and Clearing Ltd.	544,900	11,474
	Jardine Matheson
	Holdings Ltd.	186,383	10,703
	Swire Pacific Ltd. Class A	527,500	7,766
	Li & Fung Ltd.	1,692,000	3,382
^	Techtronic Industries Co.	2,449,652	2,935
	Esprit Holdings Ltd.	462,887	1,446
			37,706
India (1.4%)
	HDFC Bank Ltd.	137,672	7,776
	Tata Motors Ltd.	336,000	7,503
	Tata Power Co. Ltd.	153,000	4,484
	Housing Development
	Finance Corp.	270,500	4,288
	Reliance Capital Ltd.	186,700	2,424
			26,475
Ireland (0.3%)
	Kerry Group plc Class A	121,658	5,012

Israel (1.0%)
*	Check Point Software
	Technologies Ltd.	188,967	10,743
	Teva Pharmaceutical
	Industries Ltd. ADR	171,332	8,261
			19,004
Italy (0.6%)
	Intesa Sanpaolo SPA
	(Registered)	2,527,407	6,730
^,*	Prada SPA	626,800	3,782
			10,512
Japan (9.7%)
	Rakuten Inc.	21,648	22,406
	Canon Inc.	396,800	18,874
	Honda Motor Co. Ltd.	488,000	18,801
	Mitsubishi Corp.	726,000	18,134
	SMC Corp.	81,600	14,710
*	Yamaha Motor Co. Ltd.	479,500	8,807
	THK Co. Ltd.	323,400	8,265
	Seven & I Holdings Co. Ltd.	306,000	8,230
	FANUC Corp.	47,800	7,993
	Nintendo Co. Ltd.	40,300	7,568
	Yamada Denki Co. Ltd.	84,030	6,847
	Gree Inc.	295,400	6,458
	Hoya Corp.	271,800	6,017
	Sysmex Corp.	147,000	5,529
	Toyota Motor Corp.	130,000	5,353

8

Vanguard International Portfolio

		Market
		Value•
	Shares	($000)
Kyocera Corp.	44,200	4,501
Rohm Co. Ltd.	74,700	4,286
Astellas Pharma Inc.	105,000	4,074
Sekisui Chemical Co. Ltd.	430,000	3,674
		180,527
Luxembourg (0.1%)
* Reinet Investments SCA	67,635	1,227

Mexico (0.5%)
Wal-Mart de Mexico
SAB de CV	2,154,600	6,384
Consorcio ARA
SAB de CV	3,899,933	1,965
		8,349
Netherlands (1.4%)
* ING Groep NV	1,575,000	19,410
Randstad Holding NV	89,000	4,115
* TNT Express NV	157,500	1,633
PostNL NV	157,500	1,335
		26,493
Norway (1.1%)
Statoil ASA	496,995	12,582
DnB NOR ASA	550,888	7,675
		20,257
Peru (0.4%)
Credicorp Ltd.	86,827	7,476

Singapore (0.5%)
Singapore Exchange Ltd.	849,000	5,217
DBS Group Holdings Ltd.	268,497	3,212
		8,429
South Africa (0.7%)
Impala Platinum
Holdings Ltd.	225,800	6,093
MTN Group Ltd.	163,000	3,472
Sasol Ltd.	58,000	3,060
		12,625
South Korea (2.9%)
Samsung Electronics
Co. Ltd.	37,073	28,814
Shinhan Financial
Group Co. Ltd.	198,582	9,496
Celltrion Inc.	152,700	6,336
Hyundai Motor Co.	26,700	5,952
Hankook Tire Co. Ltd.	83,000	3,551
		54,149
Spain (2.5%)
Banco Santander SA	2,237,735	25,779
Inditex SA	227,300	20,710
		46,489
Sweden (4.7%)
Atlas Copco AB Class A	1,440,939	37,949
Svenska Handelsbanken
AB Class A	468,777	14,454
Sandvik AB	803,595	14,079
Alfa Laval AB	537,369	11,589

		Market
		Value•
	Shares	($000)
Telefonaktiebolaget LM
Ericsson Class B	395,000	5,686
^ Oriflame Cosmetics SA	75,000	3,698
		87,455
Switzerland (6.5%)
Novartis AG	467,500	28,652
Cie Financiere
Richemont SA	435,977	28,571
Syngenta AG	48,400	16,357
Geberit AG	55,740	13,224
ABB Ltd.	295,900	7,688
Roche Holding AG	33,000	5,525
Nestle SA	86,000	5,351
Swatch Group AG (Bearer)	10,465	5,282
Zurich Financial Services AG	20,100	5,086
Holcim Ltd.	65,000	4,915
		120,651
Taiwan (1.1%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	4,713,204	11,879
Chinatrust Financial
Holding Co. Ltd.	7,047,000	6,154
Compal Electronics Inc.	2,350,909	2,888
		20,921
Thailand (0.4%)
Kasikornbank PCL	1,558,000	6,263
Kasikornbank PCL
(Foreign)	149,300	610
		6,873
Turkey (1.3%)
Turkiye Garanti
Bankasi AS	5,151,363	23,376

United Kingdom (18.8%)
BHP Billiton plc	784,700	30,834
BG Group plc	1,299,500	29,506
Rolls-Royce Holdings plc	2,693,953	27,898
Standard Chartered plc	891,500	23,418
Xstrata plc	880,000	19,382
SABMiller plc	493,000	17,995
Prudential plc	1,505,000	17,378
Diageo plc	810,913	16,591
GlaxoSmithKline plc	765,000	16,397
British American
Tobacco plc	342,830	15,034
ARM Holdings plc	1,544,000	14,519
* Autonomy Corp. plc	435,200	11,921
Tesco plc	1,795,100	11,598
Meggitt plc	1,857,900	11,364
Rio Tinto plc	144,000	10,398
Vodafone Group plc	3,641,000	9,655
Kingfisher plc	2,188,000	9,399
* Signet Jewelers Ltd.	172,000	8,134
United Utilities Group plc	728,234	7,004
Capita Group plc	589,000	6,765
Inchcape plc	880,000	5,909
G4S plc	1,160,000	5,215
Unilever plc	160,000	5,163

			Market
			Value•
		Shares	($000)
*	Lloyds Banking Group plc	6,093,000	4,788
	Carnival plc	116,000	4,495
	HSBC Holdings plc	436,532	4,328
	Ultra Electronics
	Holdings plc	156,000	4,298
			349,386
	Total Common Stocks
	(Cost $1,497,825)		1,795,636
Temporary Cash Investments (5.4%)[1]
	Money Market Fund (5.2%)
[2,3]	Vanguard Market
	Liquidity Fund, 0.140%	97,273,000	97,273

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.2%)
4	Federal Home Loan Bank
	Discount Notes,
	0.060%, 9/23/11	400	400
[4,5]	Freddie Mac Discount Notes,
	0.090%, 8/22/11	3,000	2,999
	United States Treasury Bill,
	0.108%, 12/29/11	800	800
			4,199
Total Temporary Cash Investments
	(Cost $101,472)		101,472
	Total Investments (102.1%)
	(Cost $1,599,297)		1,897,108
Other Assets and Liabilities (–2.1%)
	Other Assets		17,907
	Liabilities[3]		(57,692)
			(39,785)
	Net Assets (100%)
Applicable to 98,408,107 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			1,857,323
	Net Asset Value Per Share		$18.87

At June 30, 2011, net assets consisted of:
			Amount
			($000)
	Paid-in Capital		1,656,378
Undistributed Net Investment Income			19,172
Accumulated Net Realized Losses			(117,266)
Unrealized Appreciation (Depreciation)
	Investment Securities		297,811
	Futures Contracts		1,216
	Forward Currency Contracts		(48)
	Foreign Currencies		60
Net Assets			1,857,323

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $41,342,000.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.6% and 3.5%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $42,826,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $2,999,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard International Portfolio

Statement of Operations

Six Months Ended
June 30, 2011
($000)
Investment Income
Income
Dividends[1]	28,310
Interest[2]	70
Security Lending	1,305
Total Income	29,685
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,237
Performance Adjustment	344
The Vanguard Group—Note C
Management and Administrative	2,643
Marketing and Distribution	204
Custodian Fees	209
Shareholders’ Reports	25
Trustees’ Fees and Expenses	2
Total Expenses	4,664
Net Investment Income	25,021
Realized Net Gain (Loss)
Investment Securities Sold	43,883
Futures Contracts	(954)
Foreign Currencies and
Forward Currency Contracts	2,695
Realized Net Gain (Loss)	45,624
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	13,096
Futures Contracts	1,461
Foreign Currencies and
Forward Currency Contracts	(696)
Change in Unrealized Appreciation
(Depreciation)	13,861
Net Increase (Decrease) in Net Assets
Resulting from Operations	84,506

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	25,021	25,420
Realized Net Gain (Loss)	45,624	10,120
Change in Unrealized Appreciation (Depreciation)	13,861	202,969
Net Increase (Decrease) in Net Assets Resulting from Operations	84,506	238,509
Distributions
Net Investment Income	(27,223)	(26,102)
Realized Capital Gain	—	—
Total Distributions	(27,223)	(26,102)
Capital Share Transactions
Issued	109,022	201,169
Issued in Lieu of Cash Distributions	27,223	26,102
Redeemed	(124,909)	(277,579)
Net Increase (Decrease) from Capital Share Transactions	11,336	(50,308)
Total Increase (Decrease)	68,619	162,099
Net Assets
Beginning of Period	1,788,704	1,626,605
End of Period[3]	1,857,323	1,788,704

1 Dividends are net of foreign withholding taxes of $2,637,000.
2 Interest income from an affiliated company of the portfolio was $62,000.
3 Net Assets—End of Period includes undistributed net investment income of $19,172,000 and $21,551,000.
See accompanying Notes, which are an integral part of the Financial Statements.

10

Vanguard International Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$18.29	$16.05	$11.81	$23.84	$21.56	$17.37
Investment Operations
Net Investment Income	.257	.262	.270	.532	.510[1]	.430[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.603	2.239	4.490	(10.352)	3.070	4.160
Total from Investment Operations	.860	2.501	4.760	(9.820)	3.580	4.590
Distributions
Dividends from Net Investment Income	(.280)	(.261)	(.520)	(.490)	(.400)	(.220)
Distributions from Realized Capital Gains	—	—	—	(1.720)	(.900)	(.180)
Total Distributions	(.280)	(.261)	(.520)	(2.210)	(1.300)	(.400)
Net Asset Value, End of Period	$18.87	$18.29	$16.05	$11.81	$23.84	$21.56

Total Return	4.72%	15.79%	42.57%	–44.87%	17.41%	26.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,857	$1,789	$1,627	$1,114	$2,123	$1,562
Ratio of Total Expenses to
Average Net Assets[2]	0.51%	0.51%	0.52%	0.46%	0.45%	0.44%
Ratio of Net Investment Income to
Average Net Assets	2.56%	1.59%	1.99%	2.90%	2.23%	2.22%
Portfolio Turnover Rate	36%	40%	41%	59%	41%	29%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.04%, 0.04%, 0.03%, 0.01%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

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Vanguard International Portfolio

Notes to Financial Statements

Vanguard International Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The portfolio also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the portfolio’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the portfolio under the contracts. Counterparty risk is mitigated by entering into forward currency contracts only with highly rated counterparties, by a master netting arrangement between the portfolio and the counterparty, and by the posting of collateral by the counterparty. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

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Vanguard International Portfolio

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2007–2010), and for the period ended June 30, 2011, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Baillie Gifford Overseas Ltd., Schroder Investment Management North America Inc., and M&G Investment Management Limited each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. are subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI Europe, Australasia, Far East Index for periods prior to April 1, 2011, and the MSCI All Country World Index ex USA thereafter. The benchmark change will be fully phased in by March 2014. The basic fee of M&G Investment Management Limited is subject to quarterly adjustments based on performance for the preceding three years, relative to the MSCI All Country World Index ex USA.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the six months ended June 30, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the portfolio’s average net assets, before an increase of $344,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2011, the portfolio had contributed capital of $298,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.12% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	182,175	—	—
Common Stocks—Other	84,479	1,528,982	—
Temporary Cash Investments	97,273	4,199	—
Futures Contracts—Assets[1]	461	—	—
Forward Currency Contracts—Assets	—	136	—
Forward Currency Contracts—Liabilities	—	(184)	—
Total	364,388	1,533,133	—
1 Represents variation margin on the last day of the reporting period.

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Vanguard International Portfolio

E. At June 30, 2011, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts[1]	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	461	136	597
Liabilities	—	(184)	(184)
1 Represents variation margin on the last day of the reporting period.

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended June 30, 2011, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(954)	—	(954)
Forward Currency Contracts	—	2,872	2,872
Realized Net Gain (Loss) on Derivatives	(954)	2,872	1,918

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	1,461	—	1,461
Forward Currency Contracts	—	(720)	(720)
Change in Unrealized Appreciation (Depreciation) on Derivatives	1,461	(720)	741

At June 30, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	September 2011	319	13,172	472
FTSE 100 Index	September 2011	97	9,192	237
Topix Index	September 2011	78	8,205	424
S&P ASX 200 Index	September 2011	39	4,803	83

Unrealized appreciation (depreciation) on open FTSE 100 Index contracts is required to be treated as realized gain (loss) for tax purposes.

At June 30, 2011, the portfolio had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	9/21/11	EUR	8,779	USD	12,697	122
UBS AG	9/21/11	GBP	5,596	USD	8,975	(135)
UBS AG	9/14/11	JPY	616,821	USD	7,641	(49)
UBS AG	9/21/11	AUD	4,420	USD	4,682	14

AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

14

Vanguard International Portfolio

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended June 30, 2011, the portfolio realized net foreign currency losses of $177,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation through the most recent mark-to-market date for tax purposes on passive foreign investment company holdings at June 30, 2011, was $2,692,000 all of which has been distributed and is reflected in the balance of undistributed net investment income.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2010, the portfolio had available capital loss carryforwards totaling $162,172,000 to offset future net capital gains of $20,785,000 through December 31, 2016, and $141,387,000 through December 31, 2017. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2011; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2011, the cost of investment securities for tax purposes was $1,601,989,000. Net unrealized appreciation of investment securities for tax purposes was $295,119,000, consisting of unrealized gains of $377,566,000 on securities that had risen in value since their purchase and $82,447,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2011, the portfolio purchased $342,130,000 of investment securities and sold $323,007,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2011	December 31, 2010
	Shares	Shares
	(000)	(000)
Issued	5,892	12,310
Issued in Lieu of Cash Distributions	1,461	1,613
Redeemed	(6,732)	(17,451)
Net Increase (Decrease) in Shares Outstanding	621	(3,528)

I. In preparing the financial statements as of June 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

15

Vanguard International Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Portfolio	12/31/2010	6/30/2011	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,047.22	$2.59
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.27	2.56

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.51%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

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Vanguard International Portfolio

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Variable Insurance Fund International Portfolio has renewed the portfolio’s investment advisory agreement with M&G Investment Management Limited (M&G), and approved amendments to the portfolio’s investment advisory agreements with Schroder Investment Management North America Inc. (Schroder Inc.), and Baillie Gifford Overseas Ltd. (Baillie Gifford), as well as the sub-advisory agreement with Schroder Investment Management North America Ltd. (Schroder Ltd.). The amended agreements for Schroder Inc. and Baillie Gifford included an increase to each advisor’s base fee schedule, amendments to the performance fee schedules, and a new compensation benchmark. The compensation benchmark, the MSCI EAFE Index, was replaced with the MSCI All Country World Index ex USA. The board concluded that the new index is a more suitable index because it better reflects the portfolio’s investment objective and strategies. The board determined that the retention of the portfolio’s advisors and amendments to the investment advisory agreements were in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following: Baillie Gifford Overseas Ltd. Baillie Gifford, a unit of Baillie Gifford & Co., founded in 1908, is among the largest independently owned investment management firms in the United Kingdom. The advisor continues to employ a sound process, which builds a diversified portfolio of high-quality, non-U.S. growth stocks from developed and emerging markets. Stocks are selected using fundamental research conducted by Baillie Gifford’s Edinburgh-based analysts. The firm has advised a portion of the portfolio since 2003.

Schroder Investment Management North America Inc. Schroder Inc. is a subsidiary of Schroders plc, a firm founded more than 200 years ago, with investment management experience dating back to 1926. The advisor continues to employ a sound process, selecting attractive growth stocks from developed and emerging markets outside the United States. Stocks are selected using a bottom-up approach, supported by Schroders’ worldwide network of analysts, economists, and strategists. The firm has advised the portfolio since its inception in 1994.

M&G Investment Management Limited. M&G, founded in 1931, is based in London, England, and specializes in managing equity and fixed income portfolios for both institutional and retail clients worldwide. The advisor continues to employ a sound process, which builds a diversified portfolio of high-quality, non-U.S. growth stocks from developed and emerging markets. The advisor’s global equity team conducts intensive fundamental analysis on companies, including regular company visits. The firm has advised a portion of the portfolio since 2008.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of and amendments to (if applicable) the advisory agreements.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisors have carried out the portfolio’s investment strategy in disciplined fashion, and the portfolio has performed in line with expectations. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board considered the cost of services to be provided, including competitive fee rates and the fact that, after implementation of the amended investment advisory agreements for Schroder Inc. and Baillie Gifford, the portfolio’s aggregate advisory fee rate and expense ratio would modestly increase but would remain below the average advisory fee rate and expense ratio of the portfolio’s peers. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

17

Vanguard International Portfolio

The board did not consider profitability of the advisors in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’slength negotiations.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the advisory fee rates negotiated with each advisor without any need for asset-level breakpoints. The advisory fee rates are very low relative to the average rate paid by funds in the portfolio’s peer group.

The board will consider whether to renew the advisory agreements again after a one-year period.

18

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett Packard Co. (electronic computer manufacturing); Senior Advisor at New Mountain Capital; Trustee of The Conference Board; Member of the Board of Managers of Delphi Automotive LLP (automotive components).

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with secondary appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Work Life Policy; Member of the Advisory Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2009) and Vice Chairman of the Board (2008–2009) of Cummins Inc. (industrial machinery); Director of SKF AB (industrial machinery), Hillenbrand, Inc. (specialized consumer services), the Lumina Foundation for Education, and Oxfam America; Chairman of the Advisory Council for the College of Arts and Letters and Member of the Advisory Board to the Kellogg Institute for International Studies at the University of Notre Dame.

André F. Perold
Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking at the Harvard Business School; Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/ aircraft systems and services) and the National Association of Manufacturers; Chairman of the Federal Reserve Bank of Cleveland; Vice Chairman of University Hospitals of Cleveland; President of the Board of The Cleveland Museum of Art.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010); Overseer of the Amos Tuck School of Business Administration at Dartmouth College.

Executive Officers

Glenn Booraem
Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group since 2010; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt
Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter
Martha G. King

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

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With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your portfolio at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your portfolio is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

CFA® is a trademark owned by CFA Institute.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. The prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with Vanguard and any related funds.

S&P 500 ® and Standard & Poor’s 500 are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by The Vanguard Group, Inc. The Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by S&P or its Affiliates, and S&P and its Affiliates make no representation, warranty, or condition regarding the advisability of buying, selling, or holding units/shares in the funds.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q692 082011

Vanguard Variable Insurance Fund
Semiannual Report

June 30, 2011

Mid-Cap Index Portfolio

> Despite a barrage of grim headlines, the stock market delivered solid gains for the six months ended June 30, 2011, buoyed by strength in corporate earnings.

> All sectors of the broad investment-grade U.S. bond market also posted positive results for the period.

> The returns on money market funds remained near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates.

Contents

Market Perspective	1
Mid-Cap Index Portfolio	2

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
Cover photograph: Jean Maher.

Market Perspective

Dear Planholder,

This report begins with a look at the market environment during the past six months, a volatile stretch that felt a lot worse than the stock and bond markets’ relatively solid returns would imply. Unnerving headlines communicated—and perhaps exacerbated—the glum mood that characterized much of the period, even as corporate earnings increased and stock prices moved higher.

In the pages that follow, you’ll find a review of the performance of your portfolio. Each of the portfolios in the Vanguard Variable Insurance Fund can be used as a component in an investment program that includes a combination of stock, bond, and money market portfolios appropriate to your own risk tolerance and long-term investment goals. We firmly believe that diversification, balance, and a long-term perspective are critical to successful investing. Experience suggests that it is especially important to heed this counsel in periods of heightened economic uncertainty, when the impulse to react to the latest headline can be strong.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
July 13, 2011

For stock markets, a ragged six-month gain
Global stock markets climbed unsteadily as investor attitudes swung from giddy optimism about the strength of corporate earnings to fears that the slow, grinding recovery was losing momentum. Stock prices rallied through the first four months of 2011, pulled back as economic news turned gloomier, then bounced back at the end of the period.

The broad U.S. stock market returned about 6% for the six months. International stock markets finished a few steps behind, restrained by sovereign-debt dramas in Europe and the economic aftershocks of the Japanese natural and nuclear disaster. Gains were modest in emerging markets, too, as big economies such as China and Brazil grappled with inflationary pressures.

Low yields, solid returns in the bond market
Bonds delivered solid six-month returns even as interest rates hovered near generational lows. Bond prices rallied in the spring as economic anxiety prompted a search for safer havens in fixed income.

The broad taxable bond market returned almost 3%. The municipal market performed even better. Municipal securities were hammered early in the year as unsettling headlines raised doubts about their safety. Toward the end, investors’ worries began to recede and prices rose.

The yields on money market instruments remained nearly invisible, consistent with the Federal Reserve Board’s target for short-term interest rates, which since December 2008 has been anchored between 0% and 0.25%.

Market Barometer
			Total Returns
		Periods Ended June 30, 2011
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	6.37%	31.93%	3.30%
Russell 2000 Index (Small-caps)	6.21	37.41	4.08
Dow Jones U.S. Total Stock Market Index	6.01	32.26	3.66
MSCI All Country World Index ex USA (International)	3.80	29.73	3.67

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	2.72%	3.90%	6.52%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	4.42	3.48	4.93
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.14	1.86

CPI
Consumer Price Index	2.99%	3.56%	2.15%
1 Annualized.

1

Vanguard® Mid-Cap Index Portfolio

For the six months ended June 30, 2011, Vanguard Mid-Cap Index Portfolio returned 8.04%. The portfolio’s performance was in line with that of its benchmark (8.12%) and ahead of the average return of competitive funds (7.38%).

The table below shows the returns of your portfolio and its comparative standards for the period.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio’s advance was led by consumer and health care stocks
The Mid-Cap Index Portfolio enjoyed a strong first quarter and then bounced up and down in the second to end up near where it had been on April 1. The portfolio saw positive results in nine of ten sectors, with consumer discretionary and health care stocks contributing most. Only the small telecommunication services sector recorded a loss.

The consumer discretionary sector (+11%), the portfolio’s largest, provided the biggest boost, with stocks of apparel stores and other specialty retailers among the top contributors. The other consumer-oriented sector, consumer staples, soared 24% as food providers benefited from optimism about consumers’ spending plans for the basics.

Health care (+16%), the broad market’s top performer for the six months, provided the second-largest contribution to returns as investors sought stability amid economic uncertainty. Health care stocks were mostly positive across the board, with health care providers, pharmaceuticals, and biotechnology firms leading the way. Energy stocks (+10%) also added significantly to the portfolio’s six-month return.

The financial sector, the portfolio’s second-largest, returned 3% as commercial and investment banks remained challenged by bad loans left over from the deep recession and sluggish demand for new loans. Real estate investment trusts were the exception. REITs have continued to attract investors for several reasons, including their generous dividends and rising residential rents.

Focus on long-term goals, not the market’s ups and downs
The stock market turned in solid results for the most recent six months, with some volatility along the way. The financial markets remain unpredictable, and nobody knows what the next six months will bring. Good or bad, there will always be unexpected news that drives returns up or down. We remain convinced that the best way to deal with this uncertainty is to ignore short-term volatility and, instead, focus on the long term. We hope you have created a balanced investment plan that includes not just the mid-cap segment of the stock market, but a diversified mix of stock, bond, and money market funds appropriate for your goals and risk tolerance.

Total Returns
Six Months Ended
June 30, 2011
Vanguard Mid-Cap Index Portfolio	8.04%
MSCI US Mid Cap 450 Index	8.12
Variable Insurance Mid-Cap Core Funds Average[1]	7.38

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mid-Cap Core
	Portfolio	Funds Average
Mid-Cap Index Portfolio	0.28%	0.89%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2011, the annualized expense ratio was 0.27%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

2

Vanguard Mid-Cap Index Portfolio

Portfolio Profile
As of June 30, 2011

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	451	447	3,745
Median Market Cap	$6.6B	$6.6B	$30.8B
Price/Earnings Ratio	22.1x	22.2x	17.1x
Price/Book Ratio	2.3x	2.3x	2.2x
Yield[3]	1.0%	1.3%	1.8%
Return on Equity	14.8%	14.8%	19.1%
Earnings Growth Rate	5.6%	5.6%	5.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	26%	—	—
Expense Ratio[5]	0.28%	—	—
Short-Term Reserves	0.3%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.96
Beta	1.00	1.14

Sector Diversification (% of equity exposure)
		Target	Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary 16.8%		16.9%	12.2%
Consumer Staples	4.7	4.7	9.7
Energy	9.2	9.1	11.2
Financials	16.5	16.5	15.4
Health Care	11.4	11.4	11.3
Industrials	11.6	11.6	11.6
Information Technology	14.9	14.9	18.4
Materials	7.7	7.7	4.4
Telecommunication
Services	1.4	1.4	2.6
Utilities	5.8	5.8	3.2

Ten Largest Holdings[6] (% of total net assets)

El Paso Corp.	Oil & Gas Storage
	& Transportation	0.6%
Humana Inc.	Managed
	Health Care	0.6
Cliffs Natural
Resources Inc.	Steel	0.6
Netflix Inc.	Internet Retail	0.5
Dover Corp.	Industrial Machinery	0.5
Goodrich Corp.	Aerospace
	& Defense	0.5
Host Hotels
& Resorts Inc.	Specialized REITs	0.5
Green Mountain	Packaged Foods
Coffee Roasters Inc.	& Meats	0.5
AmerisourceBergen Corp.	Health Care
Class A	Distributors	0.5
AvalonBay
Communities Inc.	Residential REITs	0.5
Top Ten		5.3%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI US Mid Cap 450 Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2011, the annualized expense ratio was 0.27%.
6 The holdings listed exclude any temporary cash investments and equity index products.

3

Vanguard Mid-Cap Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2000–June 30, 2011

Average Annual Total Returns: Periods Ended June 30, 2011

	Inception Date	One Year	Five Years	Ten Years
Mid-Cap Index Portfolio	2/9/1999	38.45%	5.01%	7.52%

1 Six months ended June 30, 2011.
2 S&P MidCap 400 Index until May 16, 2003; MSCI US Mid Cap 450 Index thereafter.
See Financial Highlights for dividend and capital gains information.

4

Vanguard Mid-Cap Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2011

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)[1]
Consumer Discretionary (16.9%)
*	Netflix Inc.	17,872	4,695
	Starwood Hotels &
	Resorts Worldwide Inc.	68,293	3,827
	Limited Brands Inc.	98,285	3,779
	Harley-Davidson Inc.	83,721	3,430
	Mattel Inc.	124,038	3,410
*	Liberty Media Corp. -
	Interactive	203,001	3,404
*	Chipotle Mexican Grill Inc.
	Class A	11,040	3,402
	Ross Stores Inc.	42,323	3,391
	Tiffany & Co.	42,646	3,349
*	O’Reilly Automotive Inc.	50,139	3,285
	Virgin Media Inc.	108,836	3,257
*	BorgWarner Inc.	39,707	3,208
	Fortune Brands Inc.	49,052	3,128
	Genuine Parts Co.	56,027	3,048
*	Dollar Tree Inc.	44,552	2,968
*	Sirius XM Radio Inc.	1,329,745	2,912
	Nordstrom Inc.	61,961	2,908
	Cablevision Systems Corp.
	Class A	75,950	2,750
*	CarMax Inc.	80,182	2,652
	Autoliv Inc.	31,575	2,477
	Darden Restaurants Inc.	49,087	2,443
	Family Dollar Stores Inc.	45,074	2,369
	Whirlpool Corp.	26,975	2,194
*	Fossil Inc.	18,556	2,184
*	TRW Automotive
	Holdings Corp.	36,999	2,184
	Interpublic Group
	of Cos. Inc.	174,041	2,176
	Abercrombie & Fitch Co.	31,236	2,090
	Wyndham Worldwide Corp.	61,564	2,072
	Expedia Inc.	70,700	2,050
*	Liberty Media Corp. -
	Capital	23,842	2,044
	Lear Corp.	37,514	2,006
*	Apollo Group Inc. Class A	45,614	1,992
*	Lululemon Athletica Inc.	17,586	1,967
	Hasbro Inc.	43,826	1,925
	PetSmart Inc.	41,829	1,898
*	Royal Caribbean Cruises
	Ltd.	49,911	1,879
	International Game
	Technology	106,250	1,868
*	Liberty Global Inc. Class A	40,300	1,815
	H&R Block Inc.	108,682	1,743
	Tractor Supply Co.	25,754	1,722
	Advance Auto Parts Inc.	29,247	1,711
	Newell Rubbermaid Inc.	103,263	1,630
*	Liberty Global Inc.	38,128	1,628
	Scripps Networks
	Interactive Inc. Class A	33,129	1,619
*	MGM Resorts International	122,132	1,613

			Market
			Value•
		Shares	($000)
	Tupperware Brands Corp.	22,402	1,511
*	Goodyear Tire & Rubber Co.	86,491	1,450
*	NVR Inc.	1,996	1,448
*	GameStop Corp. Class A	54,009	1,440
	Phillips-Van Heusen Corp.	21,557	1,411
	DeVry Inc.	23,440	1,386
	Garmin Ltd.	41,532	1,372
*	Urban Outfitters Inc.	46,850	1,319
*	Liberty Media Corp. - Starz	17,503	1,317
*	LKQ Corp.	49,301	1,286
	Leggett & Platt Inc.	52,330	1,276
*	Dick’s Sporting Goods Inc.	32,608	1,254
*	Mohawk Industries Inc.	20,812	1,249
	Williams-Sonoma Inc.	33,692	1,229
	Gannett Co. Inc.	85,320	1,222
	DR Horton Inc.	102,309	1,179
	Harman International
	Industries Inc.	24,753	1,128
*	Toll Brothers Inc.	53,616	1,112
	Guess? Inc.	22,878	962
*	Pulte Group Inc.	122,323	937
	Lennar Corp. Class A	50,522	917
	Weight Watchers
	International Inc.	11,678	881
	American Eagle
	Outfitters Inc.	62,585	798
	Washington Post Co.
	Class B	1,840	771
*	ITT Educational
	Services Inc.	8,563	670
*	Hyatt Hotels Corp. Class A	15,936	651
*	Lamar Advertising Co.
	Class A	22,016	603
*,^	AutoNation Inc.	15,902	582
*	Clear Channel Outdoor
	Holdings Inc. Class A	13,919	177
	Lennar Corp. Class B	4,820	71
*	Krispy Kreme
	Doughnuts Inc.
	Warrants Exp. 03/02/2012	570	—
			145,711
Consumer Staples (4.7%)
*	Green Mountain Coffee
	Roasters Inc.	45,427	4,055
	Bunge Ltd.	51,533	3,553
	Coca-Cola Enterprises Inc.	117,422	3,426
	Dr Pepper Snapple
	Group Inc.	79,622	3,339
	Whole Foods Market Inc.	52,414	3,326
	JM Smucker Co.	42,352	3,237
	Herbalife Ltd.	42,132	2,428
*	Hansen Natural Corp.	26,978	2,184
	Tyson Foods Inc. Class A	109,404	2,125
	McCormick & Co. Inc.	42,804	2,122
	Church & Dwight Co. Inc.	50,678	2,054
*	Energizer Holdings Inc.	25,169	1,821
*	Ralcorp Holdings Inc.	19,543	1,692
	Hormel Foods Corp.	52,186	1,556

			Market
			Value•
		Shares	($000)
*	Constellation Brands Inc.
	Class A	66,177	1,378
*	Smithfield Foods Inc.	53,172	1,163
*	Dean Foods Co.	65,154	799
			40,258
Energy (9.2%)
	El Paso Corp.	250,674	5,064
	Consol Energy Inc.	80,440	3,900
*	FMC Technologies Inc.	85,478	3,828
	Pioneer Natural
	Resources Co.	37,290	3,340
*	Newfield Exploration Co.	47,748	3,248
*	Concho Resources Inc.	34,736	3,190
	Range Resources Corp.	57,047	3,166
*	Denbury Resources Inc.	142,181	2,844
	Cimarex Energy Co.	30,418	2,735
*	Petrohawk Energy Corp.	107,584	2,654
	EQT Corp.	50,347	2,644
	QEP Resources Inc.	62,700	2,623
	Helmerich & Payne Inc.	37,899	2,506
*	Nabors Industries Ltd.	101,531	2,502
	Cabot Oil & Gas Corp.	37,047	2,456
*	Whiting Petroleum Corp.	42,136	2,398
	Arch Coal Inc.	74,975	1,999
*	Kinder Morgan
	Management LLC	29,866	1,959
*	Plains Exploration &
	Production Co.	49,835	1,900
	Sunoco Inc.	42,830	1,786
	Core Laboratories NV	15,938	1,778
*	Rowan Cos. Inc.	44,882	1,742
	Patterson-UTI Energy Inc.	55,042	1,740
	Southern Union Co.	42,187	1,694
	SM Energy Co.	22,627	1,663
*	McDermott
	International Inc.	83,128	1,647
	Oceaneering
	International Inc.	38,468	1,558
*	Dresser-Rand Group Inc.	28,671	1,541
	Holly Corp.	21,318	1,479
	Energen Corp.	25,684	1,451
*	SandRidge Energy Inc.	131,608	1,403
*	Tesoro Corp.	51,206	1,173
*	Continental Resources Inc.	16,047	1,042
*	Forest Oil Corp.	38,405	1,026
	EXCO Resources Inc.	45,634	805
*	Cobalt International
	Energy Inc.	41,300	563
*	Quicksilver Resources Inc.	33,305	491
*	Alpha Natural
	Resources Inc.	1	—
			79,538
Financials (16.4%)
	Host Hotels &
	Resorts Inc.	242,048	4,103
	AvalonBay
	Communities Inc.	30,537	3,921

5

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
*	Intercontinental-
	Exchange Inc.	26,041	3,248
	Health Care REIT Inc.	61,210	3,209
	Lincoln National Corp.	112,313	3,200
	NYSE Euronext	92,905	3,184
	SLM Corp.	187,418	3,150
	Ventas Inc.	57,940	3,054
*	CIT Group Inc.	67,638	2,994
	KeyCorp	338,305	2,818
	Moody’s Corp.	73,420	2,816
	Unum Group	110,164	2,807
	Regions Financial Corp.	447,438	2,774
	Kimco Realty Corp.	144,542	2,694
*	CB Richard Ellis Group Inc.
	Class A	103,558	2,600
	Leucadia National Corp.	73,893	2,520
	Macerich Co.	46,321	2,478
	XL Group plc Class A	110,654	2,432
	Willis Group Holdings plc	57,812	2,377
	Plum Creek Timber Co. Inc.	57,571	2,334
	SL Green Realty Corp.	28,151	2,333
	New York Community
	Bancorp Inc.	154,998	2,323
	Comerica Inc.	62,811	2,171
	Huntington Bancshares Inc.	307,114	2,015
	Digital Realty Trust Inc.	32,588	2,013
	Rayonier Inc.	28,752	1,879
	Federal Realty
	Investment Trust	21,970	1,871
*	Affiliated Managers
	Group Inc.	18,387	1,865
	Nationwide Health
	Properties Inc.	44,902	1,859
*	Genworth Financial Inc.
	Class A	174,493	1,794
	Torchmark Corp.	27,756	1,780
	People’s United
	Financial Inc.	128,889	1,732
	Legg Mason Inc.	51,650	1,692
	Alexandria Real Estate
	Equities Inc.	21,612	1,673
	Cincinnati Financial Corp.	55,311	1,614
*	MSCI Inc. Class A	42,753	1,611
	UDR Inc.	64,994	1,596
	Reinsurance Group of
	America Inc. Class A	26,099	1,588
	Everest Re Group Ltd.	19,362	1,583
	PartnerRe Ltd.	22,919	1,578
	Zions Bancorporation	64,954	1,560
*	Arch Capital Group Ltd.	48,122	1,536
	Realty Income Corp.	44,911	1,504
	Marshall & Ilsley Corp.	188,283	1,501
	Jones Lang LaSalle Inc.	15,310	1,444
	WR Berkley Corp.	42,690	1,385
	Hudson City Bancorp Inc.	168,822	1,383
	Liberty Property Trust	40,784	1,329
	RenaissanceRe
	Holdings Ltd.	18,836	1,318
*	Markel Corp.	3,284	1,303
	Assurant Inc.	35,564	1,290
	HCC Insurance
	Holdings Inc.	40,785	1,285
	Regency Centers Corp.	29,036	1,277
	Eaton Vance Corp.	41,978	1,269
	Chimera Investment Corp.	365,847	1,266
	Duke Realty Corp.	89,952	1,260
	Piedmont Office Realty
	Trust Inc. Class A	61,717	1,258
	Axis Capital Holdings Ltd.	39,826	1,233

			Market
			Value•
		Shares	($000)
	Raymond James
	Financial Inc.	38,268	1,230
	SEI Investments Co.	53,037	1,194
	Fidelity National
	Financial Inc. Class A	75,682	1,191
	Commerce Bancshares Inc.	26,321	1,132
	Cullen/Frost Bankers Inc.	19,610	1,115
	Brown & Brown Inc.	43,351	1,112
*	NASDAQ OMX Group Inc.	43,855	1,109
	Transatlantic Holdings Inc.	22,158	1,086
	White Mountains Insurance
	Group Ltd.	2,568	1,079
	Hospitality Properties Trust	43,822	1,063
	Old Republic International
	Corp.	88,047	1,035
	Weingarten Realty Investors	40,669	1,023
	Jefferies Group Inc.	49,303	1,006
	American Financial
	Group Inc.	28,128	1,004
	Assured Guaranty Ltd.	58,775	959
	City National Corp.	16,796	911
	First Horizon National Corp.	93,755	894
^	Federated Investors Inc.
	Class B	33,306	794
	Validus Holdings Ltd.	22,826	706
	Janus Capital Group Inc.	63,404	598
	BOK Financial Corp.	9,815	538
*,^	St. Joe Co.	24,998	521
	CBOE Holdings Inc.	18,371	452
*	LPL Investment
	Holdings Inc.	9,836	336
*	TFS Financial Corp.	32,841	318
			142,090
Health Care (11.4%)
	Humana Inc.	59,884	4,823
	AmerisourceBergen Corp.
	Class A	97,466	4,035
*	Mylan Inc.	155,501	3,836
*	Vertex Pharmaceuticals Inc.	72,679	3,779
*	Edwards Lifesciences Corp.	40,776	3,555
*	Laboratory Corp. of
	America Holdings	36,157	3,500
*	Illumina Inc.	45,379	3,410
*	Hospira Inc.	59,215	3,355
*	Life Technologies Corp.	64,024	3,334
	CR Bard Inc.	30,237	3,322
*	Waters Corp.	32,403	3,102
*	Cerner Corp.	50,424	3,081
*	Watson Pharmaceuticals Inc.	44,696	3,072
*	Alexion Pharmaceuticals Inc.	64,890	3,052
*	Varian Medical Systems Inc.	42,681	2,989
*	DaVita Inc.	34,092	2,953
	Perrigo Co.	29,555	2,597
*	Henry Schein Inc.	32,786	2,347
*	Cephalon Inc.	27,010	2,158
*	CareFusion Corp.	79,351	2,156
*	Dendreon Corp.	52,371	2,066
*	Coventry Health Care Inc.	53,282	1,943
*	Mettler-Toledo
	International Inc.	11,486	1,937
	DENTSPLY International Inc.	50,511	1,923
*	Hologic Inc.	92,768	1,871
*	ResMed Inc.	54,464	1,686
*	Endo Pharmaceuticals
	Holdings Inc.	41,887	1,683
	Universal Health
	Services Inc. Class B	32,121	1,655
*	Human Genome
	Sciences Inc.	67,326	1,652

			Market
			Value•
		Shares	($000)
*	IDEXX Laboratories Inc.	20,480	1,588
*	Regeneron
	Pharmaceuticals Inc.	25,080	1,422
	Omnicare Inc.	41,620	1,327
*	Kinetic Concepts Inc.	22,972	1,324
*	Allscripts Healthcare
	Solutions Inc.	67,731	1,315
*	Covance Inc.	21,535	1,279
	Warner Chilcott plc Class A	49,597	1,197
*	Gen-Probe Inc.	17,199	1,189
	Patterson Cos. Inc.	35,115	1,155
*	Alere Inc.	28,793	1,054
	Pharmaceutical Product
	Development Inc.	38,915	1,045
	Lincare Holdings Inc.	34,383	1,006
*	Community Health
	Systems Inc.	33,229	853
*	Bio-Rad Laboratories Inc.
	Class A	6,902	824
*	Charles River Laboratories
	International Inc.	17,043	693
			98,143
Industrials (11.6%)
	Dover Corp.	66,331	4,497
	Goodrich Corp.	44,678	4,267
	Fastenal Co.	99,656	3,587
	Joy Global Inc.	37,163	3,539
	Cooper Industries plc	58,428	3,486
	WW Grainger Inc.	20,971	3,222
	Roper Industries Inc.	33,991	2,831
*	United Continental
	Holdings Inc.	116,843	2,644
*	Stericycle Inc.	28,919	2,577
	AMETEK Inc.	57,207	2,569
	Bucyrus International Inc.
	Class A	27,304	2,503
	Textron Inc.	98,213	2,319
	Pall Corp.	41,015	2,306
	Iron Mountain Inc.	64,077	2,184
	Flowserve Corp.	19,808	2,177
*	Kansas City Southern	36,609	2,172
	KBR Inc.	53,801	2,028
*	Jacobs Engineering
	Group Inc.	44,907	1,942
	Pitney Bowes Inc.	72,575	1,669
*	AGCO Corp.	33,551	1,656
	JB Hunt Transport
	Services Inc.	34,462	1,623
	Donaldson Co. Inc.	26,028	1,579
*	Owens Corning	42,091	1,572
	Manpower Inc.	29,251	1,569
	Masco Corp.	128,039	1,540
	Cintas Corp.	46,527	1,537
*	Hertz Global Holdings Inc.	96,050	1,525
*	Quanta Services Inc.	75,076	1,517
	Equifax Inc.	43,591	1,513
*	Verisk Analytics Inc.
	Class A	43,464	1,505
	Timken Co.	29,635	1,494
	SPX Corp.	18,023	1,490
	RR Donnelley & Sons Co.	73,791	1,447
	Pentair Inc.	35,010	1,413
	Avery Dennison Corp.	36,154	1,397
*	Navistar International Corp.	24,417	1,379
*	Foster Wheeler AG	44,590	1,355
	Robert Half
	International Inc.	49,501	1,338
	Dun & Bradstreet Corp.	17,673	1,335
*	URS Corp.	28,681	1,283

6

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	Towers Watson & Co.
	Class A	19,463	1,279
*	IHS Inc. Class A	14,916	1,244
	Hubbell Inc. Class B	19,014	1,235
*	Sensata Technologies
	Holding NV	31,195	1,174
*	Terex Corp.	38,779	1,103
*	Babcock & Wilcox Co.	39,414	1,092
	MSC Industrial Direct Co.
	Class A	16,361	1,085
*	Aecom Technology Corp.	37,991	1,039
	Ryder System Inc.	18,266	1,038
*	Nielsen Holdings NV	31,830	992
*	Copart Inc.	21,166	986
	Harsco Corp.	28,707	936
*	Shaw Group Inc.	30,389	918
	Alliant Techsystems Inc.	11,966	854
*	Spirit Aerosystems
	Holdings Inc. Class A	38,225	841
	Covanta Holding Corp.	48,123	794
			100,196
Information Technology (14.9%)
*	Teradata Corp.	59,508	3,582
*	SanDisk Corp.	84,215	3,495
*	BMC Software Inc.	63,458	3,471
	Xilinx Inc.	92,847	3,386
	Amphenol Corp. Class A	62,550	3,377
*	NVIDIA Corp.	206,688	3,294
*	Fiserv Inc.	51,945	3,253
*	F5 Networks Inc.	28,634	3,157
*	Red Hat Inc.	68,574	3,148
*	Autodesk Inc.	81,416	3,143
*	Western Digital Corp.	82,342	2,996
	Avago Technologies Ltd.	74,556	2,833
*	Electronic Arts Inc.	118,920	2,807
	Maxim Integrated
	Products Inc.	105,473	2,696
	Linear Technology Corp.	80,715	2,665
	Seagate Technology plc	161,150	2,604
	Microchip Technology Inc.	67,000	2,540
	KLA-Tencor Corp.	59,458	2,407
*	Micron Technology Inc.	319,299	2,388
*	Atmel Corp.	163,045	2,294
*	Rovi Corp.	39,641	2,274
*	Informatica Corp.	37,651	2,200
*	Motorola Mobility
	Holdings Inc.	99,484	2,193
	National Semiconductor
	Corp.	85,795	2,111
*	Akamai Technologies Inc.	66,554	2,094
	Computer Sciences Corp.	55,085	2,091
	Harris Corp.	45,479	2,049
*	Riverbed Technology Inc.	50,960	2,017
*	Lam Research Corp.	43,957	1,946
	VeriSign Inc.	58,062	1,943
	FLIR Systems Inc.	56,332	1,899
*	Nuance Communications
	Inc.	85,657	1,839
*	SAIC Inc.	105,951	1,782
*	ANSYS Inc.	32,556	1,780
*	Flextronics International
	Ltd.	270,358	1,736
*	Avnet Inc.	54,235	1,729
*	Trimble Navigation Ltd.	43,467	1,723
*	TIBCO Software Inc.	59,173	1,717
*	Alliance Data Systems
	Corp.	18,231	1,715

			Market
			Value•
		Shares	($000)
*	Arrow Electronics Inc.	40,840	1,695
*	Equinix Inc.	16,488	1,666
*	ON Semiconductor Corp.	157,364	1,648
	Factset Research Systems
	Inc.	15,665	1,603
*	Rackspace Hosting Inc.	36,765	1,571
*	LSI Corp.	219,431	1,562
*	Skyworks Solutions Inc.	66,026	1,517
*	Advanced Micro Devices
	Inc.	207,414	1,450
	Global Payments Inc.	28,372	1,447
	Jabil Circuit Inc.	69,840	1,411
*	Acme Packet Inc.	19,910	1,396
*	VeriFone Systems Inc.	31,418	1,393
*	Synopsys Inc.	53,292	1,370
*	Cree Inc.	39,065	1,312
*	IAC/InterActiveCorp	30,102	1,149
	Total System Services Inc.	58,752	1,092
*	Brocade Communications
	Systems Inc.	167,850	1,084
	Broadridge Financial
	Solutions Inc.	44,551	1,072
*	Ingram Micro Inc.	55,778	1,012
	Molex Inc.	32,777	845
*	Lexmark International Inc.
	Class A	27,953	818
*	Dolby Laboratories Inc.
	Class A	19,045	809
*	AOL Inc.	37,948	754
*	MEMC Electronic
	Materials Inc.	81,919	699
	Lender Processing
	Services Inc.	30,880	646
	Tellabs Inc.	122,571	565
	Molex Inc. Class A	16,068	345
*	Freescale Semiconductor
	Holdings I Ltd.	17,394	320
			128,625
Materials (7.6%)
	Cliffs Natural
	Resources Inc.	51,445	4,756
	CF Industries Holdings Inc.	25,278	3,581
	Sigma-Aldrich Corp.	43,371	3,183
	Lubrizol Corp.	22,795	3,061
	Celanese Corp. Class A	55,481	2,958
	Sherwin-Williams Co.	32,346	2,713
	Eastman Chemical Co.	25,225	2,575
	Walter Energy Inc.	21,912	2,537
	United States Steel Corp.	51,114	2,353
	Ball Corp.	59,648	2,294
	Allegheny Technologies Inc.	35,779	2,271
	FMC Corp.	25,487	2,192
	Albemarle Corp.	31,042	2,148
*	Crown Holdings Inc.	55,305	2,147
	Airgas Inc.	28,529	1,998
	MeadWestvaco Corp.	59,879	1,995
	International Flavors
	& Fragrances Inc.	28,615	1,838
	Ashland Inc.	28,188	1,821
	Vulcan Materials Co.	45,968	1,771
	Rock-Tenn Co. Class A	24,687	1,638
*	Owens-Illinois Inc.	58,299	1,505
	Sealed Air Corp.	56,584	1,346
	Reliance Steel &
	Aluminum Co.	26,576	1,319
	Nalco Holding Co.	47,049	1,308

			Market
			Value•
		Shares	($000)
	Martin Marietta
	Materials Inc.	16,190	1,295
	Bemis Co. Inc.	38,205	1,291
	Huntsman Corp.	68,307	1,288
*	Molycorp Inc.	20,986	1,281
	Sonoco Products Co.	35,856	1,274
	Steel Dynamics Inc.	73,714	1,198
	Valspar Corp.	33,005	1,190
	Scotts Miracle-Gro Co.
	Class A	16,464	845
	Titanium Metals Corp.	31,996	586
	Greif Inc. Class A	8,436	549
			66,105
Telecommunication Services (1.4%)
	Frontier Communications
	Corp.	353,564	2,853
*	NII Holdings Inc.	60,342	2,557
	Windstream Corp.	179,374	2,325
*	SBA Communications
	Corp. Class A	40,811	1,559
*	MetroPCS Communications
	Inc.	88,878	1,530
	Telephone
	& Data Systems Inc. -
	Special Common Shares	14,085	379
	Telephone
	& Data Systems Inc.	11,338	353
*	United States Cellular Corp.	4,714	228
*	Clearwire Corp. Class A	48,448	183
			11,967
Utilities (5.8%)
	DTE Energy Co.	60,255	3,014
	CenterPoint Energy Inc.	143,552	2,778
	Oneok Inc.	36,250	2,683
	Wisconsin Energy Corp.	83,092	2,605
	Constellation Energy Group
	Inc.	67,468	2,561
	Ameren Corp.	85,585	2,468
	Northeast Utilities	62,752	2,207
*	NRG Energy Inc.	88,017	2,163
	NiSource Inc.	99,283	2,011
	American Water Works
	Co. Inc.	62,291	1,834
	National Fuel Gas Co.	24,971	1,818
*	Calpine Corp.	110,641	1,785
	CMS Energy Corp.	89,659	1,765
	OGE Energy Corp.	34,733	1,748
	Pinnacle West Capital
	Corp.	38,654	1,723
	SCANA Corp.	43,139	1,698
	NSTAR	36,807	1,692
	Alliant Energy Corp.	39,608	1,610
	Pepco Holdings Inc.	80,141	1,573
	MDU Resources Group Inc.	67,222	1,513
	Integrys Energy Group Inc.	27,749	1,439
	TECO Energy Inc.	72,723	1,374
	NV Energy Inc.	83,836	1,287
	DPL Inc.	42,412	1,279
	UGI Corp.	39,674	1,265
	AGL Resources Inc.	27,753	1,130
	Aqua America Inc.	49,348	1,085
			50,108
Total Common Stocks
(Cost $779,392)			862,741

7

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (0.5%)[1]
	Money Market Fund (0.5%)
[2,3]	Vanguard Market
	Liquidity Fund, 0.140%	4,207,281	4,207

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
4	Freddie Mac
	Discount Notes,
	0.090%, 8/22/11	25	25
[4,5]	Freddie Mac
	Discount Notes,
	0.100%, 8/29/11	50	50
			75
Total Temporary Cash Investments
	(Cost $4,282)		4,282
	Total Investments (100.4%)
	(Cost $783,674)		867,023
Other Assets and Liabilities (–0.4%)
	Other Assets		4,079
	Liabilities[3]		(7,875)
			(3,796)
	Net Assets (100%)
Applicable to 54,027,088 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			863,227
	Net Asset Value Per Share		$15.98

At June 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	768,963
Undistributed Net Investment Income	2,761
Accumulated Net Realized Gains	8,139
Unrealized Appreciation (Depreciation)
Investment Securities	83,349
Futures Contracts	15
Net Assets	863,227

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,116,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.4%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $1,167,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $50,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Mid-Cap Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2011
($000)
Investment Income
Income
Dividends	5,361
Interest[1]	1
Security Lending	47
Total Income	5,409
Expenses
The Vanguard Group—Note B
Investment Advisory Services	66
Management and Administrative	953
Marketing and Distribution	94
Custodian Fees	41
Shareholders’ Reports	19
Total Expenses	1,173
Net Investment Income	4,236
Realized Net Gain (Loss)
Investment Securities Sold	32,404
Futures Contracts	(3)
Realized Net Gain (Loss)	32,401
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	29,414
Futures Contracts	15
Change in Unrealized Appreciation
(Depreciation)	29,429
Net Increase (Decrease) in Net Assets
Resulting from Operations	66,066

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,236	8,275
Realized Net Gain (Loss)	32,401	21,392
Change in Unrealized Appreciation (Depreciation)	29,429	131,414
Net Increase (Decrease) in Net Assets Resulting from Operations	66,066	161,081
Distributions
Net Investment Income	(8,387)	(6,515)
Realized Capital Gain	—	—
Total Distributions	(8,387)	(6,515)
Capital Share Transactions
Issued	74,784	132,465
Issued in Lieu of Cash Distributions	8,387	6,515
Redeemed	(101,261)	(112,497)
Net Increase (Decrease) from Capital Share Transactions	(18,090)	26,483
Total Increase (Decrease)	39,589	181,049
Net Assets
Beginning of Period	823,638	642,589
End of Period[2]	863,227	823,638

1 Interest income from an affiliated company of the portfolio was $1,000.
2 Net Assets—End of Period includes undistributed net investment income of $2,761,000 and $6,912,000.
See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Mid-Cap Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$14.93	$12.02	$9.22	$18.58	$19.85	$18.35
Investment Operations
Net Investment Income	.076	.150	.128	.180	.240	.250
Net Realized and Unrealized Gain (Loss)
on Investments	1.124	2.881	3.302	(7.090)	.940	2.220
Total from Investment Operations	1.200	3.031	3.430	(6.910)	1.180	2.470
Distributions
Dividends from Net Investment Income	(.150)	(.121)	(.180)	(.250)	(.260)	(.200)
Distributions from Realized Capital Gains	—	—	(.450)	(2.200)	(2.190)	(.770)
Total Distributions	(.150)	(.121)	(.630)	(2.450)	(2.450)	(.970)
Net Asset Value, End of Period	$15.98	$14.93	$12.02	$9.22	$18.58	$19.85

Total Return	8.04%	25.37%	40.37%	–41.81%	6.14%	13.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$863	$824	$643	$470	$841	$797
Ratio of Total Expenses to
Average Net Assets	0.27%	0.28%	0.29%	0.24%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets	0.97%	1.19%	1.25%	1.26%	1.25%	1.39%
Portfolio Turnover Rate	26%	22%	29%	32%	35%	35%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

Notes to Financial Statements

Vanguard Mid-Cap Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks

10

Vanguard Mid-Cap Index Portfolio

associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2007–2010), and for the period ended June 30, 2011, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2011, the portfolio had contributed capital of $142,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.06% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	862,741	—	—
Temporary Cash Investments	4,207	75	—
Futures Contracts—Assets[1]	2	—	—
Total	866,950	75	—
1 Represents variation margin on the last day of the reporting period.

11

Vanguard Mid-Cap Index Portfolio

D. At June 30, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P MidCap 400 Index	September 2011	3	293	15

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2010, the portfolio had available capital loss carryforwards totaling $23,944,000 to offset future net capital gains through December 31, 2017. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2011; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2011, the cost of investment securities for tax purposes was $783,674,000. Net unrealized appreciation of investment securities for tax purposes was $83,349,000, consisting of unrealized gains of $162,984,000 on securities that had risen in value since their purchase and $79,635,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2011, the portfolio purchased $116,655,000 of investment securities and sold $138,460,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2011	December 31, 2010
	Shares	Shares
	(000)	(000)
Issued	4,777	10,021
Issued in Lieu of Cash Distributions	525	502
Redeemed	(6,435)	(8,841)
Net Increase (Decrease) in Shares Outstanding	(1,133)	1,682

H. In preparing the financial statements as of June 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

12

Vanguard Mid-Cap Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Index Portfolio	12/31/2010	6/30/2011	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,080.37	$1.39
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.46	1.35

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.27%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

13

Vanguard Mid-Cap Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Mid-Cap Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

14

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett-Packard Co. (electronic computer manufacturing); Senior Advisor at New Mountain Capital; Trustee of The Conference Board; Member of the Board of Managers of Delphi Automotive LLP (automotive components).

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with secondary appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Work Life Policy; Member of the Advisory Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2009) and Vice Chairman of the Board (2008–2009) of Cummins Inc. (industrial machinery); Director of SKF AB (industrial machinery), Hillenbrand, Inc. (specialized consumer services), the Lumina Foundation for Education, and Oxfam America; Chairman of the Advisory Council for the College of Arts and Letters and Member of the Advisory Board to the Kellogg Institute for International Studies at the University of Notre Dame.

André F. Perold
Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking at the Harvard Business School; Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/ aircraft systems and services) and the National Association of Manufacturers; Chairman of the Federal Reserve Bank of Cleveland; Vice Chairman of University Hospitals of Cleveland; President of the Board of The Cleveland Museum of Art.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010); Overseer of the Amos Tuck School of Business Administration at Dartmouth College.

Executive Officers

Glenn Booraem
Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group since 2010; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt
Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter
Martha G. King

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Annuity and Insurance Services > 800-522-5555

Institutional Investor Services > 800-523-1036

Text Telephone for People

With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your portfolio at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your portfolio is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

CFA® is a trademark owned by CFA Institute.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. The prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with Vanguard and any related funds.

S&P 500 ® and Standard & Poor’s 500 are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by The Vanguard Group, Inc. The Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by S&P or its Affiliates, and S&P and its Affiliates make no representation, warranty, or condition regarding the advisability of buying, selling, or holding units/shares in the funds.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q692 082011

Vanguard Variable Insurance Fund
Semiannual Report

June 30, 2011

Money Market Portfolio

> Despite a barrage of grim headlines, the stock market delivered solid gains for the six months ended June 30, 2011, buoyed by strength in corporate earnings.

> All sectors of the broad investment-grade U.S. bond market also posted positive results for the period.

> The returns on money market funds remained near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates.

Contents

Market Perspective	1
Money Market Portfolio	2

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
Cover photograph: Jean Maher.

Market Perspective

Dear Planholder,

This report begins with a look at the market environment during the past six months, a volatile stretch that felt a lot worse than the stock and bond markets’ relatively solid returns would imply. Unnerving headlines communicated—and perhaps exacerbated—the glum mood that characterized much of the period, even as corporate earnings increased and stock prices moved higher.

In the pages that follow, you’ll find a review of the performance of your portfolio. Each of the portfolios in the Vanguard Variable Insurance Fund can be used as a component in an investment program that includes a combination of stock, bond, and money market portfolios appropriate to your own risk tolerance and long-term investment goals. We firmly believe that diversification, balance, and a long-term perspective are critical to successful investing. Experience suggests that it is especially important to heed this counsel in periods of heightened economic uncertainty, when the impulse to react to the latest headline can be strong.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
July 13, 2011

For stock markets, a ragged six-month gain
Global stock markets climbed unsteadily as investor attitudes swung from giddy optimism about the strength of corporate earnings to fears that the slow, grinding recovery was losing momentum. Stock prices rallied through the first four months of 2011, pulled back as economic news turned gloomier, then bounced back at the end of the period.

The broad U.S. stock market returned about 6% for the six months. International stock markets finished a few steps behind, restrained by sovereign-debt dramas in Europe and the economic aftershocks of the Japanese natural and nuclear disaster. Gains were modest in emerging markets, too, as big economies such as China and Brazil grappled with inflationary pressures.

Low yields, solid returns in the bond market
Bonds delivered solid six-month returns even as interest rates hovered near generational lows. Bond prices rallied in the spring as economic anxiety prompted a search for safer havens in fixed income.

The broad taxable bond market returned almost 3%. The municipal market performed even better. Municipal securities were hammered early in the year as unsettling headlines raised doubts about their safety. Toward the end, investors’ worries began to recede and prices rose.

The yields on money market instruments remained nearly invisible, consistent with the Federal Reserve Board’s target for short-term interest rates, which since December 2008 has been anchored between 0% and 0.25%.

Market Barometer
			Total Returns
		Periods Ended June 30, 2011
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	6.37%	31.93%	3.30%
Russell 2000 Index (Small-caps)	6.21	37.41	4.08
Dow Jones U.S. Total Stock Market Index	6.01	32.26	3.66
MSCI All Country World Index ex USA (International)	3.80	29.73	3.67

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	2.72%	3.90%	6.52%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	4.42	3.48	4.93
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.14	1.86

CPI
Consumer Price Index	2.99%	3.56%	2.15%
1 Annualized.

1

Vanguard® Money Market Portfolio

The Federal Reserve has continued its policy, in place since December 2008, of keeping short-term interest rates at or near rock bottom. For the Money Market Portfolio, this held yields at a hairsbreadth above zero for the six months ended June 30, 2011. Even so, the portfolio’s return of 0.10% was ahead of its benchmark’s result and the peer-group average return of 0%.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

During the period, the portfolio maintained a net asset value of $1 per share, as is expected but not guaranteed. On June 30, its 7-day SEC yield was 0.15%, down from 0.24% six months earlier.

Maintaining high credit quality is a critical consideration
Portfolio credit quality is perhaps more of a concern to investors these days than are the abysmally low returns produced by all money market funds—after all, fund advisors can’t control market interest rates, but they can control the nature of the securities the fund owns. In recent months, the financial straits of some European governments have led to questions about the impact on money market funds that hold their securities.

As of June 30, the Money Market Portfolio had no direct exposure to money market instruments from issuers based in Greece, Ireland, Italy, Portugal, or Spain—Eurozone countries that, as you can tell from the daily headlines, are under intense fiscal pressures. Indeed, the portfolio has had no such exposure for at least a year.

Most of the portfolio’s foreign investments are in securities issued by Australian banking institutions. Also represented are issuers from Canada and the United Kingdom. (All securities are denominated in U.S. dollars.) It has no securities from banks headquartered in France or Germany, which have significant exposure to bonds of some of the most distressed Eurozone governments.

Viewed by types of holdings, as of June 30, a bit more than 40% of the portfolio’s assets were invested in U.S. Treasury bills, in other U.S. government obligations, and (a small amount) in repurchase agreements with European banks. (The latter securities are short-term transactions overcollateral-ized with U.S. government and agency securities.)

About 30% of the portfolio’s assets were in dollar-denominated certificates of deposit issued mostly by Canadian, Australian, and non-euro European banks. A bit more than 20% were in commercial paper issued by a wide range of industrial, financial, and governmental institutions across the globe. The purchase of industrial securities and other commercial paper helps increase the portfolio’s diversification. The portfolio also included a small allocation to U.S. municipal securities.

A conservative approach, a focus on quality
Vanguard manages the Money Market Portfolio conservatively, with a constant focus on maintaining high credit quality. To that end, the Vanguard Fixed Income Group continually evaluates not only prospective investments but also securities that the portfolio already owns, and they recommend repositioning when warranted.

Total Returns
Six Months Ended
June 30, 2011
Vanguard Money Market Portfolio (7-Day SEC Yield: 0.15%)	0.10%
Citigroup Three-Month U.S. Treasury Bill Index	0.06
Variable Insurance Money Market Funds Average[1]	0.00

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Money Market Funds
	Portfolio	Average
Money Market Portfolio	0.18%	0.43%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2011, the annualized expense ratio was 0.06%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the annualized expense ratio was 0.18%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

2

Vanguard Money Market Portfolio

Portfolio Profile
As of June 30, 2011

Financial Attributes
Yield[1]	0.15%
Average Weighted Maturity	57 days
Expense Ratio[2]	0.18%

Sector Diversification[3] (% of portfolio)
Finance
Commercial Paper	10.1%
Certificates of Deposit	0.8
Repurchase Agreements	3.8
Treasury/Agency	38.6
Yankee/Foreign	42.1
Other	4.6

Distribution by Credit Quality (% of portfolio)
First Tier	100.0%

7-Day SEC Yield. A money market portfolio’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

Credit Quality. For Vanguard money market funds, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the
Investment Company Act of 1940, which governs money market funds. A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by the requisite nationally recognized statistical rating organizations. An unrated security is First
Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. A Second Tier security is one that is eligible for money market funds and is not a First Tier security.

1 7-day SEC yield.
2 The expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2011, the annualized expense ratio was 0.06%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the annualized expense ratio was 0.18%.
3 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

3

Vanguard Money Market Portfolio

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio. The portfolio’s SEC 7-day annualized yield as of June 30, 2011, was 0.15%. This yield reflects the current earnings of the portfolio more closely than do the average annual returns. Note that the returns do not reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2000–June 30, 2011

Average Annual Total Returns: Periods Ended June 30, 2011

	Inception Date	One Year	Five Years	Ten Years
Money Market Portfolio	5/2/1991	0.23%	2.32%	2.28%

1 Six months ended June 30, 2011.
2 Derived from data provided by Lipper Inc
See Financial Highlights for dividend information.

4

Vanguard Money Market Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2011

The portfolio reports a complete list of its holdings in various monthly and quarterly regulatory filings. The portfolio publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The portfolio’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the SEC on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (38.3%)
2	Fannie Mae Discount Notes	0.060%–
		0.120%	7/13/11	4,359	4,359
2	Fannie Mae Discount Notes	0.080%	7/18/11	3,500	3,500
2	Fannie Mae Discount Notes	0.080%–
		0.090%	7/20/11	3,180	3,180
2	Fannie Mae Discount Notes	0.080%	7/21/11	3,000	3,000
2	Fannie Mae Discount Notes	0.060%	7/25/11	2,725	2,725
2	Fannie Mae Discount Notes	0.085%	8/9/11	1,214	1,214
2	Fannie Mae Discount Notes	0.070%–
		0.090%	8/10/11	2,300	2,300
2	Fannie Mae Discount Notes	0.090%	8/17/11	3,000	3,000
2	Fannie Mae Discount Notes	0.110%	9/6/11	900	900
2	Fannie Mae Discount Notes	0.110%	9/22/11	5,114	5,113
2	Federal Home Loan Bank
	Discount Notes	0.060%	7/29/11	1,800	1,800
2	Federal Home Loan Bank
	Discount Notes	0.085%	8/3/11	1,000	1,000
2	Federal Home Loan Bank
	Discount Notes	0.080%–
		0.085%	8/5/11	3,250	3,250
2	Federal Home Loan Bank
	Discount Notes	0.085%–
		0.100%	8/12/11	5,400	5,399
2	Federal Home Loan Bank
	Discount Notes	0.085%	8/17/11	250	250
2	Federal Home Loan Bank
	Discount Notes	0.085%	8/19/11	1,000	1,000
2	Federal Home Loan Bank
	Discount Notes	0.110%	9/13/11	800	800
2	Federal Home Loan Bank
	Discount Notes	0.110%	9/19/11	2,000	1,999
[2,3]	Federal Home Loan Banks	0.157%	1/9/12	7,000	6,999
[2,3]	Federal Home Loan Banks	0.156%	1/23/12	5,000	4,999
[2,3]	Federal Home Loan Banks	0.151%	1/26/12	5,000	4,999
[2,3]	Federal Home Loan Banks	0.154%	2/1/12	20,000	19,996
[2,3]	Federal Home Loan Banks	0.160%	2/3/12	16,000	15,997
[2,3]	Federal Home Loan Banks	0.155%	2/3/12	1,000	1,000
[2,3]	Federal Home Loan
	Mortgage Corp.	0.202%	8/5/11	15,000	15,000
[2,3]	Federal Home Loan
	Mortgage Corp.	0.126%	8/24/12	25,000	24,986
[2,3]	Federal Home Loan
	Mortgage Corp.	0.140%	2/4/13	10,000	9,992
[2,3]	Federal Home Loan
	Mortgage Corp.	0.146%	3/21/13	8,000	7,993
[2,3]	Federal Home Loan
	Mortgage Corp.	0.140%	5/6/13	3,000	2,998
[2,3]	Federal Home Loan
	Mortgage Corp.	0.141%	6/3/13	8,000	7,994
[2,3]	Federal Home Loan
	Mortgage Corp.	0.135%	6/17/13	1,000	999
[2,3]	Federal National
	Mortgage Assn.	0.086%	7/27/11	15,000	14,999

				Face	Market
			Maturity	Amount	Value•
		Yield[1]	Date	($000)	($000)
[2,3]	Federal National
	Mortgage Assn.	0.206%	8/23/12	14,500	14,495
[2,3]	Federal National
	Mortgage Assn.	0.215%	9/17/12	13,685	13,683
[2,3]	Federal National
	Mortgage Assn.	0.216%	10/18/12	11,000	10,997
[2,3]	Federal National
	Mortgage Assn.	0.206%	11/23/12	13,000	12,994
[2,3]	Federal National
	Mortgage Assn.	0.216%	12/20/12	5,500	5,498
[2,3]	Federal National
	Mortgage Assn.	0.216%	12/28/12	2,200	2,199
2	Freddie Mac Discount Notes	0.060%	7/7/11	527	527
2	Freddie Mac Discount Notes	0.060%	7/8/11	1,000	1,000
2	Freddie Mac Discount Notes	0.080%	7/11/11	1,300	1,300
2	Freddie Mac Discount Notes	0.080%	7/18/11	5,356	5,356
2	Freddie Mac Discount Notes	0.090%	7/21/11	2,900	2,900
2	Freddie Mac Discount Notes	0.090%	7/26/11	2,000	2,000
2	Freddie Mac Discount Notes	0.070%	7/27/11	6,200	6,200
2	Freddie Mac Discount Notes	0.090%	7/29/11	4,000	4,000
2	Freddie Mac Discount Notes	0.080%	8/3/11	5,995	5,994
2	Freddie Mac Discount Notes	0.085%–
		0.090%	8/8/11	2,550	2,550
2	Freddie Mac Discount Notes	0.090%	8/10/11	2,000	2,000
2	Freddie Mac Discount Notes	0.085%–
		0.100%	8/15/11	4,900	4,899
2	Freddie Mac Discount Notes	0.090%	8/17/11	1,500	1,500
2	Freddie Mac Discount Notes	0.100%	8/25/11	2,880	2,879
2	Freddie Mac Discount Notes	0.100%	8/29/11	2,000	2,000
2	Freddie Mac Discount Notes	0.090%	9/6/11	2,300	2,300
2	Freddie Mac Discount Notes	0.110%	9/12/11	1,000	1,000
2	Freddie Mac Discount Notes	0.110%	9/14/11	1,500	1,500
	United States Treasury Bill	0.190%	7/7/11	12,000	12,000
	United States Treasury Bill	0.182%	7/28/11	2,042	2,042
	United States Treasury Bill	0.153%–
		0.155%	9/22/11	7,343	7,340
	United States Treasury Bill	0.170%	9/29/11	27,000	26,988
	United States Treasury Bill	0.115%	10/27/11	10,000	9,996
	United States Treasury Bill	0.102%	11/3/11	20,000	19,993
	United States Treasury Bill	0.100%	11/25/11	10,000	9,996
	United States Treasury Bill	0.116%	12/1/11	15,000	14,992
	United States Treasury Bill	0.105%	12/8/11	15,000	14,993
	United States Treasury Bill	0.110%	12/15/11	20,000	19,990
	United States Treasury Bill	0.101%	12/22/11	3,000	2,998
	United States Treasury Bill	0.095%	12/29/11	20,000	19,990
Total U.S. Government and Agency Obligations (Cost $454,829)					454,829
Commercial Paper (21.6%)
Bank Holding Company (0.2%)
	State Street Corp.	0.160%	8/15/11	1,000	1,000
	State Street Corp.	0.160%	8/16/11	700	700
	State Street Corp.	0.160%	8/23/11	800	800
					2,500

5

Vanguard Money Market Portfolio

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
Finance—Auto (1.6%)
American Honda Finance Corp.	0.230%	7/5/11	2,500	2,500
American Honda Finance Corp.	0.230%	7/8/11	750	750
American Honda Finance Corp.	0.220%	7/11/11	500	500
American Honda Finance Corp.	0.220%	7/20/11	3,000	2,999
American Honda Finance Corp.	0.210%	8/2/11	600	600
American Honda Finance Corp.	0.190%–
	0.200%	8/16/11	670	670
Toyota Credit Canada Inc.	0.260%	7/19/11	500	500
Toyota Motor Credit Corp.	0.270%	7/5/11	500	500
Toyota Motor Credit Corp.	0.250%	7/19/11	1,000	1,000
Toyota Motor Credit Corp.	0.240%	7/26/11	1,000	1,000
Toyota Motor Credit Corp.	0.160%	8/23/11	1,300	1,300
Toyota Motor Credit Corp.	0.200%	8/29/11	1,000	999
Toyota Motor Credit Corp.	0.280%	11/10/11	250	250
Toyota Motor Credit Corp.	0.280%	11/16/11	500	499
Toyota Motor Credit Corp.	0.270%–
	0.280%	11/18/11	1,500	1,498
Toyota Motor Credit Corp.	0.280%	11/21/11	1,000	999
Toyota Motor Credit Corp.	0.280%	11/28/11	1,000	999
Toyota Motor Credit Corp.	0.280%	11/29/11	1,000	999
				18,562
Finance—Other (6.8%)
4 Falcon Asset
Securitization Co. LLC	0.170%	8/16/11	500	500
4 Falcon Asset
Securitization Co. LLC	0.170%	8/23/11	500	500
4 Falcon Asset
Securitization Co. LLC	0.170%	9/1/11	1,200	1,200
4 Falcon Asset
Securitization Co. LLC	0.170%	9/6/11	2,000	1,999
4 Falcon Asset
Securitization Co. LLC	0.170%	9/16/11	500	500
4 Falcon Asset
Securitization Co. LLC	0.170%	9/26/11	500	500
General Electric Capital Corp.	0.300%	7/20/11	3,000	2,999
General Electric Capital Corp.	0.190%	9/20/11	6,000	5,997
General Electric Capital Corp.	0.190%	9/21/11	2,000	1,999
General Electric Capital Corp.	0.190%	9/26/11	4,000	3,998
General Electric Capital Corp.	0.190%	9/28/11	5,000	4,998
General Electric Capital
Services Inc.	0.200%	10/3/11	2,000	1,999
General Electric Capital
Services Inc.	0.200%	10/5/11	2,000	1,999
4 Govco LLC	0.210%	8/19/11	500	500
4 Govco LLC	0.210%	8/23/11	1,250	1,249
4 Govco LLC	0.200%	8/24/11	500	500
4 Govco LLC	0.200%	8/25/11	500	500
4 Govco LLC	0.200%	8/26/11	1,000	1,000
4 Govco LLC	0.200%	8/30/11	1,750	1,749
4 Govco LLC	0.200%	8/31/11	1,700	1,699
4 Govco LLC	0.200%	9/7/11	1,000	1,000
4 Govco LLC	0.190%	9/12/11	750	750
4 Govco LLC	0.190%–
	0.200%	9/13/11	1,750	1,749
4 Govco LLC	0.190%	9/15/11	2,000	1,999
4 Govco LLC	0.190%	9/16/11	1,000	999
4 Govco LLC	0.190%	9/19/11	1,000	999
4 Govco LLC	0.190%	9/21/11	1,750	1,749
4 Govco LLC	0.190%	9/23/11	2,000	1,999
4 Govco LLC	0.190%	9/26/11	750	750
4 Jupiter Securitization Co. LLC	0.170%	9/8/11	500	500
4 Jupiter Securitization Co. LLC	0.170%	9/16/11	500	500
4 Jupiter Securitization Co. LLC	0.170%	9/26/11	500	500
4 Old Line Funding LLC	0.170%	8/31/11	1,200	1,200
4 Old Line Funding LLC	0.180%	9/6/11	4,231	4,229
4 Old Line Funding LLC	0.180%	9/7/11	718	718
4 Old Line Funding LLC	0.170%	9/8/11	1,053	1,053
4 Old Line Funding LLC	0.180%	9/9/11	531	531
4 Old Line Funding LLC	0.170%	9/12/11	2,790	2,789
4 Old Line Funding LLC	0.170%	10/3/11	600	600

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
4 Straight-A Funding LLC	0.230%	7/1/11	2,000	2,000
4 Straight-A Funding LLC	0.200%	7/8/11	6,000	6,000
4 Straight-A Funding LLC	0.190%	7/25/11	250	250
4 Straight-A Funding LLC	0.190%	8/2/11	1,050	1,050
4 Straight-A Funding LLC	0.170%	8/4/11	250	250
4 Straight-A Funding LLC	0.170%	8/4/11	1,936	1,936
4 Straight-A Funding LLC	0.180%	8/4/11	250	250
4 Straight-A Funding LLC	0.170%	8/5/11	1,649	1,649
4 Straight-A Funding LLC	0.170%	8/8/11	3,000	2,999
4 Straight-A Funding LLC	0.160%	9/6/11	3,412	3,411
				80,794
Foreign Banks (8.1%)
Abbey National NA LLC	0.450%	8/3/11	1,500	1,499
4 Australia & New Zealand
Banking Group, Ltd.	0.336%	7/29/11	500	500
4 Australia & New Zealand
Banking Group, Ltd.	0.336%	8/2/11	2,000	1,999
4 Australia & New Zealand
Banking Group, Ltd.	0.341%	8/10/11	8,000	7,997
4 Australia & New Zealand
Banking Group, Ltd.	0.311%	10/3/11	3,000	2,998
4 Australia & New Zealand
Banking Group, Ltd.	0.250%	11/9/11	1,000	999
4 Australia & New Zealand
Banking Group, Ltd.	0.230%	12/2/11	2,000	1,998
4 Commonwealth
Bank of Australia	0.230%	7/5/11	2,000	2,000
4 Commonwealth
Bank of Australia	0.210%	7/12/11	2,159	2,159
4 Commonwealth
Bank of Australia	0.190%	8/2/11	6,500	6,499
4 Commonwealth
Bank of Australia	0.190%	8/5/11	1,000	1,000
4 Commonwealth
Bank of Australia	0.190%	8/9/11	2,000	2,000
4 Commonwealth
Bank of Australia	0.341%	8/31/11	600	600
4 Commonwealth
Bank of Australia	0.180%	9/7/11	4,000	3,999
4 DNB NOR Bank ASA	0.200%	7/12/11	5,000	5,000
Lloyds TSB Bank PLC	0.200%	9/1/11	1,000	1,000
Lloyds TSB Bank PLC	0.218%	9/7/11	6,000	5,997
Nordea North America Inc.	0.280%	10/12/11	2,300	2,298
Rabobank USA Financial Corp.	0.331%	10/4/11	6,000	5,995
Rabobank USA Financial Corp.	0.220%	11/28/11	750	749
4 Westpac Banking Corp.	0.341%	7/25/11	5,000	4,999
4 Westpac Banking Corp.	0.341%	7/28/11	3,000	2,999
4 Westpac Banking Corp.	0.341%	8/1/11	5,000	4,998
4 Westpac Banking Corp.	0.341%	8/8/11	8,000	7,997
4 Westpac Banking Corp.	0.351%	9/7/11	4,000	3,997
4 Westpac Banking Corp.	0.290%	10/21/11	12,000	11,989
4 Westpac Banking Corp.	0.270%	11/4/11	2,000	1,998
				96,263
Foreign Governments (0.5%)
Banque et Caisse d’Epargne
de L’Etat	0.200%	7/25/11	1,000	1,000
Banque et Caisse d’Epargne
de L’Etat	0.240%	8/1/11	2,000	2,000
Banque et Caisse d’Epargne
de L’Etat	0.341%	9/20/11	1,000	999
Banque et Caisse d’Epargne
de L’Etat	0.260%	12/5/11	500	499
Province of Ontario	0.180%	7/6/11	2,000	2,000
				6,498
Foreign Industrial (3.0%)
4 Nestle Capital Corp.	0.240%	7/14/11	900	900
4 Nestle Capital Corp.	0.240%	10/14/11	4,755	4,752
4 Nestle Capital Corp.	0.260%	10/21/11	5,500	5,495
4 Nestle Capital Corp.	0.230%	1/3/12	5,000	4,994

6

Vanguard Money Market Portfolio

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
Nestle Finance
International Ltd.	0.140%	9/26/11	1,000	1,000
Nestle Finance
International Ltd.	0.215%	12/19/11	2,000	1,998
4 Novartis Finance Corp.	0.210%–
	0.250%	10/11/11	500	500
4 Novartis Finance Corp.	0.220%	10/12/11	500	500
4 Novartis Securities
Investment Ltd.	0.280%	7/14/11	950	950
4 Novartis Securities
Investment Ltd.	0.180%	10/11/11	2,000	1,999
4 Novartis Securities
Investment Ltd.	0.190%	11/18/11	1,000	999
4 Shell International Finance BV	0.180%	7/14/11	2,300	2,300
4 Total Capital Canada, Ltd.	0.321%	7/13/11	1,000	1,000
4 Total Capital Canada, Ltd.	0.321%	7/14/11	3,000	2,999
4 Total Capital Canada, Ltd.	0.321%	7/19/11	2,000	2,000
4 Total Capital Canada, Ltd.	0.240%	8/19/11	1,300	1,299
4 Total Capital Canada, Ltd.	0.310%	9/16/11	500	500
4 Total Capital Canada, Ltd.	0.220%	12/16/11	1,000	999
				35,184
Industrial (1.4%)
General Electric Co.	0.130%	7/1/11	4,000	4,000
4 Google Inc.	0.190%	9/16/11	2,000	1,999
4 Johnson & Johnson	0.210%	7/12/11	3,000	3,000
4 Johnson & Johnson	0.180%	7/15/11	1,000	1,000
4 The Coca-Cola Co.	0.200%	7/25/11	1,040	1,040
4 The Coca-Cola Co.	0.150%	8/5/11	1,000	1,000
4 The Coca-Cola Co.	0.150%	8/23/11	310	310
4 The Coca-Cola Co.	0.150%	9/8/11	2,250	2,249
4 The Coca-Cola Co.	0.150%	9/22/11	1,500	1,499
4 The Coca-Cola Co.	0.150%	10/3/11	1,000	1,000
				17,097
Total Commercial Paper (Cost $256,898)				256,898
Certificates of Deposit (30.6%)
Domestic Banks (0.5%)
Branch Banking & Trust Co.	0.160%	9/22/11	5,000	5,000
Branch Banking & Trust Co.	0.170%	10/3/11	1,000	1,000
				6,000
Eurodollar Certificates of Deposit (8.7%)
Australia & New Zealand
Banking Group, Ltd.	0.340%	8/3/11	4,000	4,000
Australia & New Zealand
Banking Group, Ltd.	0.320%	10/5/11	5,000	5,000
Australia & New Zealand
Banking Group, Ltd.	0.320%	10/6/11	4,000	4,000
Australia & New Zealand
Banking Group, Ltd.	0.280%	11/4/11	3,000	3,000
Bank of Nova Scotia	0.240%	11/28/11	1,000	1,000
Commonwealth
Bank of Australia	0.220%	7/12/11	3,000	3,000
Commonwealth
Bank of Australia	0.190%	7/28/11	8,000	8,000
Commonwealth
Bank of Australia	0.320%	10/3/11	4,000	4,000
Commonwealth
Bank of Australia	0.230%	12/12/11	4,000	4,000
HSBC Bank PLC	0.330%	10/3/11	5,000	5,000
HSBC Bank PLC	0.320%	10/6/11	5,000	5,000
HSBC Bank PLC	0.310%	10/17/11	5,000	5,000
HSBC Bank PLC	0.285%	11/9/11	1,000	1,000
Lloyds TSB Bank PLC	0.290%	7/5/11	5,000	5,000
Lloyds TSB Bank PLC	0.250%	7/14/11	1,000	1,000
Lloyds TSB Bank PLC	0.240%	8/9/11	5,000	5,000
National Australia Bank Ltd.	0.390%	7/5/11	2,000	2,000
National Australia Bank Ltd.	0.355%	7/20/11	5,000	5,000
National Australia Bank Ltd.	0.350%	7/27/11	5,000	5,000
National Australia Bank Ltd.	0.330%	9/2/11	3,000	3,000
National Australia Bank Ltd.	0.350%	9/7/11	3,000	3,000
National Australia Bank Ltd.	0.275%	12/2/11	8,000	8,000

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
National Australia Bank Ltd.	0.280%	12/12/11	3,000	3,000
National Australia Bank Ltd.	0.320%	12/29/11	4,000	4,000
Toronto Dominion Bank
(London Branch)	0.150%	7/12/11	2,000	2,000
Toronto Dominion Bank
(London Branch)	0.150%	7/13/11	3,000	3,000
Toronto Dominion Bank
(London Branch)	0.170%	8/3/11	2,000	2,000
				103,000
Yankee Certificates of Deposit (21.4%)
Abbey National Treasury
Services PLC (US Branch)	0.460%	7/8/11	4,000	4,000
Abbey National Treasury
Services PLC (US Branch)	0.460%	7/20/11	5,000	5,000
Abbey National Treasury
Services PLC (US Branch)	0.460%	8/3/11	5,000	5,000
Abbey National Treasury
Services PLC (US Branch)	0.420%	8/26/11	6,000	6,000
Abbey National Treasury
Services PLC (US Branch)	0.420%	9/7/11	1,000	1,000
Australia & New Zealand
Banking Group, Ltd.
(New York Branch)	0.250%	11/17/11	1,000	1,000
Australia & New Zealand
Banking Group, Ltd.
(New York Branch)	0.220%	12/8/11	1,500	1,500
Bank of Montreal
(Chicago Branch)	0.150%	7/20/11	7,000	7,000
Bank of Montreal
(Chicago Branch)	0.150%	7/20/11	5,000	5,000
Bank of Montreal
(Chicago Branch)	0.160%	8/3/11	5,000	5,000
Bank of Montreal
(Chicago Branch)	0.190%	9/27/11	5,000	5,000
Bank of Nova Scotia
(Houston Branch)	0.240%	7/7/11	10,000	10,000
Bank of Nova Scotia
(Houston Branch)	0.210%	7/11/11	4,455	4,455
Bank of Nova Scotia
(Houston Branch)	0.200%	7/21/11	2,000	2,000
Bank of Nova Scotia
(Houston Branch)	0.190%	9/1/11	2,740	2,740
Bank of Nova Scotia
(Houston Branch)	0.190%	9/1/11	4,000	4,000
Bank of Nova Scotia
(Houston Branch)	0.180%	9/7/11	5,000	5,000
Bank of Nova Scotia
(Houston Branch)	0.235%	11/18/11	3,000	3,000
Bank of Nova Scotia
(Houston Branch)	0.250%	12/16/11	3,000	3,000
Credit Suisse
(New York Branch)	0.180%	7/5/11	5,000	5,000
Credit Suisse
(New York Branch)	0.180%	7/19/11	5,000	5,000
DNB NOR Bank ASA
(New York Branch)	0.220%	7/7/11	4,000	4,000
DNB NOR Bank ASA
(New York Branch)	0.230%	7/7/11	4,000	4,000
DNB NOR Bank ASA
(New York Branch)	0.210%	7/11/11	5,000	5,000
DNB NOR Bank ASA
(New York Branch)	0.200%	7/27/11	5,000	5,000
Lloyds TSB Bank PLC
(New York Branch)	0.210%	9/1/11	5,000	5,000
Nordea Bank Finland PLC
(New York Branch)	0.370%	7/5/11	10,000	10,000
Nordea Bank Finland PLC
(New York Branch)	0.230%	7/7/11	2,500	2,500
Nordea Bank Finland PLC
(New York Branch)	0.350%	8/2/11	6,000	6,000

7

Vanguard Money Market Portfolio

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
Nordea Bank Finland PLC
(New York Branch)	0.410%	8/26/11	5,000	5,000
Nordea Bank Finland PLC
(New York Branch)	0.290%	10/11/11	5,000	5,000
Nordea Bank Finland PLC
(New York Branch)	0.300%	10/25/11	4,000	4,000
Rabobank Nederland NV
(New York Branch)	0.370%	7/14/11	2,500	2,500
Rabobank Nederland NV
(New York Branch)	0.370%	8/3/11	5,000	5,000
Rabobank Nederland NV
(New York Branch)	0.350%	8/25/11	6,000	6,000
Rabobank Nederland NV
(New York Branch)	0.350%	9/1/11	5,000	5,000
Rabobank Nederland NV
(New York Branch)	0.350%	9/16/11	5,000	5,000
Rabobank Nederland NV
(New York Branch)	0.250%	11/10/11	4,500	4,500
Royal Bank of Canada
(New York Branch)	0.330%	8/15/11	5,000	5,000
Royal Bank of Canada
(New York Branch)	0.320%	9/14/11	5,000	5,000
Royal Bank of Canada
(New York Branch)	0.250%	12/20/11	10,000	10,000
Svenska Handelsbanken
(New York Branch)	0.210%	7/13/11	6,000	6,000
Svenska Handelsbanken
(New York Branch)	0.360%	7/28/11	4,000	4,000
Svenska Handelsbanken
(New York Branch)	0.360%	8/1/11	3,000	3,000
Svenska Handelsbanken
(New York Branch)	0.350%	8/4/11	4,000	4,000
Svenska Handelsbanken
(New York Branch)	0.350%	8/8/11	1,850	1,850
Svenska Handelsbanken
(New York Branch)	0.355%	8/24/11	8,000	8,000
Svenska Handelsbanken
(New York Branch)	0.300%	11/1/11	4,000	4,000
Svenska Handelsbanken
(New York Branch)	0.270%	11/10/11	3,000	3,000
Svenska Handelsbanken
(New York Branch)	0.225%	12/13/11	1,000	1,000
Toronto Dominion Bank
(New York Branch)	0.200%	7/20/11	4,000	4,000
Toronto Dominion Bank
(New York Branch)	0.190%	7/29/11	2,500	2,500
Toronto Dominion Bank
(New York Branch)	0.170%	8/17/11	1,000	1,000
Toronto Dominion Bank
(New York Branch)	0.170%	8/22/11	4,500	4,500
Toronto Dominion Bank
(New York Branch)	0.170%	8/26/11	1,000	1,000
Toronto Dominion Bank
(New York Branch)	0.170%	9/1/11	2,500	2,500
Toronto Dominion Bank
(New York Branch)	0.330%	9/6/11	3,000	3,000
Toronto Dominion Bank
(New York Branch)	0.330%	9/6/11	3,000	3,000
Toronto Dominion Bank
(New York Branch)	0.280%	10/20/11	3,000	3,000
Toronto Dominion Bank
(New York Branch)	0.240%	12/1/11	2,500	2,500
				255,045
Total Certificates of Deposit (Cost $364,045)				364,045
Other Notes (0.3%)
Bank of America, NA (Cost $4,000)	0.150%	7/12/11	4,000	4,000

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
Repurchase Agreements (3.8%)
Barclays Capital Inc.
(Dated 5/9/11, Repurchase
Value $3,000,000, collateralized
by Federal Home Loan Bank
0.285%–0.320%,
11/18/11–12/6/11, Federal
Home Loan Mortgage Corp.
1.000%, 8/28/12, Federal
National Mortgage Assn.
0.375, 12/28/12)	0.060%	7/7/11	3,000	3,000
BNP Paribas Securities Corp.
(Dated 5/13/11, Repurchase
Value $6,001,000, collateralized
by Federal Farm Credit Bank
0.750%–7.010%, 7/5/11-6/8/20,
Federal Home Loan Bank
0.250%–7.350%,
7/8/11–3/14/36, Federal Home
Loan Mortgage Corp.
1.250%–6.750%,
8/15/11–9/15/29, Federal
National Mortgage Assn.
0.000%–8.100%,
9/30/11–7/15/37)	0.060%	7/7/11	6,000	6,000
Deutsche Bank Securities, Inc.
(Dated 5/9/11, Repurchase
Value $5,001,000, collateralized
by Federal Home Loan
Mortgage Corp. 4.500%,
1/15/15)	0.070%	7/11/11	5,000	5,000
Deutsche Bank Securities, Inc.
(Dated 5/25/11, Repurchase
Value $2,000,000, collateralized
by Federal Home Loan
Mortgage Corp. 4.500%,
1/15/15)	0.070%	7/7/11	2,000	2,000
RBS Securities, Inc.
(Dated 6/30/11, Repurchase
Value $1,487,000, collateralized
by U.S. Treasury Note/Bond
1.250%, 9/30/15)	0.010%	7/1/11	1,487	1,487
Societe Generale
(Dated 5/9/11, Repurchase
Value $5,000,000, collateralized
by U.S. Treasury Inflation
Indexed Note/Bond
1.875%–2.625%,
7/15/17–1/15/25, U.S. Treasury
Note/Bond 0.500%–4.500%,
10/15/12–5/15/40)	0.060%	7/5/11	5,000	5,000
Societe Generale
(Dated 5/9/11, Repurchase
Value $3,000,000, collateralized
by Federal National Mortgage
Assn. 4.750%, 11/19/12)	0.070%	7/5/11	3,000	3,000
Societe Generale
(Dated 5/10/11, Repurchase
Value $12,001,000, collateralized
by U.S. Treasury Inflation
Indexed Note/Bond
1.875%–2.375%,
1/15/14–1/15/25, U.S. Treasury
Note/Bond 0.500%–4.500%,
10/15/12–5/15/40)	0.060%	7/7/11	12,000	12,000

8

Vanguard Money Market Portfolio

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
Societe Generale
(Dated 5/13/11, Repurchase
Value $4,000,000, collateralized
by Federal National Mortgage
Assn. 4.750%, 11/19/12)	0.070%	7/7/11	4,000	4,000
Societe Generale
(Dated 5/23/11, Repurchase
Value $3,000,000, collateralized
by Federal National Mortgage
Assn. 4.750%, 11/19/12)	0.080%	7/7/11	3,000	3,000
Total Repurchase Agreements (Cost $44,487)				44,487
Taxable Municipal Bonds (0.0%)
5 Los Angeles CA Department
of Water & Power Revenue
TOB VRDO	0.230%	7/7/11	145	145
5 Massachusetts State
Transportation Fund Revenue
TOB VRDO	0.230%	7/7/11	100	100
5 Seattle WA Municipal Light &
Power Revenue TOB VRDO	0.230%	7/7/11	100	100
Total Taxable Municipal Bonds (Cost $345)				345
Tax-Exempt Municipal Bonds (3.4%)
Akron OH Bath & Copley Joint
Township Hospital District
Revenue (Akron General
Health System) VRDO	0.070%	7/7/11	600	600
Arizona Health Facilities
Authority Revenue
(Banner Health) VRDO	0.100%	7/7/11	100	100
Arizona Health Facilities
Authority Revenue
(Banner Health) VRDO	0.070%	7/7/11	400	400
Ascension Parish LA Industrial
Development Board Revenue
(IMTT-Geismar Project) VRDO 0.090%		7/7/11	1,000	1,000
Bi-State Development Agency
of the Missouri-Illinois
Metropolitan District VRDO	0.090%	7/7/11	400	400
Board of Regents of the
University of Texas System
Revenue Financing System
Revenue VRDO	0.030%	7/7/11	250	250
Board of Regents of the
University of Texas System
Revenue Financing System
Revenue VRDO	0.040%	7/7/11	505	505
Board of Regents of the
University of Texas System
Revenue Financing System
Revenue VRDO	0.040%	7/7/11	1,000	1,000
Board of Regents of the
University of Texas System
Revenue Financing System
Revenue VRDO	0.040%	7/7/11	700	700
Boone County KY Pollution
Control Revenue (Duke Energy
Kentucky Inc. Project) VRDO	0.060%	7/7/11	500	500
California Housing Finance
Agency Home Mortgage
Revenue VRDO	0.070%	7/7/11	200	200
California Housing Finance
Agency Home Mortgage
Revenue VRDO	0.080%	7/7/11	175	175
California Statewide
Communities Development
Authority Revenue (Redlands
Community Hospital) VRDO	0.060%	7/7/11	300	300

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
Cleveland-Cuyahoga County OH
Port Authority Revenue (SPC
Buildings 1 & 3 LLC) VRDO	0.070%	7/7/11	270	270
Columbus OH Regional Airport
Authority Airport Revenue
(Oasbo Expanded Asset
Program) VRDO	0.090%	7/7/11	205	205
Connecticut Health &
Educational Facilities Authority
Revenue (Yale University)
VRDO	0.030%	7/7/11	400	400
Curators of the University of
Missouri System Facilities
Revenue VRDO	0.050%	7/7/11	1,250	1,250
Delaware River Port Authority
Pennsylvania & New Jersey
Revenue VRDO	0.080%	7/7/11	900	900
District of Columbia Revenue
(George Washington
University) VRDO	0.090%	7/7/11	300	300
District of Columbia Revenue
(Georgetown University)
VRDO	0.080%	7/7/11	100	100
Fairfax County VA Economic
Development Authority
Resource Recovery Revenue
(Lorton Arts Foundation
Project) VRDO	0.080%	7/7/11	100	100
Harris County TX Cultural
Education Facilities Finance
Corp. Hospital Revenue
(Memorial Hermann
Healthcare System) VRDO	0.080%	7/7/11	700	700
Harris County TX Cultural
Education Facilities Finance
Corp. Medical Facilities
Revenue (Baylor College of
Medicine) VRDO	0.080%	7/7/11	500	500
Idaho Housing & Finance
Association Single Family
Mortgage Revenue VRDO	0.080%	7/7/11	50	50
Idaho Housing & Finance
Association Single Family
Mortgage Revenue VRDO	0.080%	7/7/11	300	300
Illinois Finance Authority
Pollution Control Revenue
(Commonwealth Edison Co.
Project) VRDO	0.080%	7/7/11	300	300
Illinois Finance Authority
Revenue (Carle Foundation)
VRDO	0.070%	7/7/11	340	340
Illinois Finance Authority
Revenue (Carle Healthcare
System) VRDO	0.030%	7/7/11	535	535
Illinois Finance Authority
Revenue (Ingalls Health
System) VRDO	0.080%	7/7/11	605	605
Illinois Finance Authority
Revenue (Little Co. of Mary
Hospital & Health Care
Centers) VRDO	0.080%	7/7/11	200	200
Illinois Finance Authority
Revenue (Loyola University
Health System) VRDO	0.080%	7/7/11	400	400
Illinois Finance Authority
Revenue (Museum of Science
& Industry) VRDO	0.070%	7/7/11	145	145

9

Vanguard Money Market Portfolio

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
Indiana Development Finance
Authority Educational Facilities
Revenue (Indianapolis
Museum of Art Inc.
Project) VRDO	0.080%	7/7/11	200	200
Indiana Educational Facilities
Authority Revenue (Wabash
College) VRDO	0.100%	7/7/11	300	300
Indiana Finance Authority
Revenue (Lease Appropriation)
VRDO	0.050%	7/7/11	160	160
Kentucky Economic
Development Finance
Authority Hospital Revenue
(Baptist Healthcare System
Obligated Group) VRDO	0.070%	7/7/11	265	265
Kentucky Higher Education
Student Loan Corp. Student
Loan Revenue VRDO	0.100%	7/7/11	365	365
Knox County TX Health
Educational & Housing
Facilities Board Hospital
Facilities (Covenant
Healthcare) VRDO	0.090%	7/7/11	165	165
Los Angeles CA Wastewater
System Revenue VRDO	0.040%	7/7/11	230	230
Los Angeles CA Wastewater
System Revenue VRDO	0.030%	7/7/11	430	430
Los Angeles CA Wastewater
System Revenue VRDO	0.060%	7/7/11	300	300
Los Angeles CA Wastewater
System Revenue VRDO	0.060%	7/7/11	300	300
Loudoun County VA Industrial
Development Authority
Revenue (Howard Hughes
Medical Institute) VRDO	0.040%	7/7/11	500	500
Louisiana Public Facilities
Authority Hospital Revenue
(Franciscan Missionaries)
VRDO	0.090%	7/7/11	125	125
Maine Health & Higher
Educational Facilities Authority
Revenue (Bowdoin College)
VRDO	0.040%	7/7/11	170	170
Maryland Health & Higher
Educational Facilities Authority
Revenue (Johns Hopkins
University) VRDO	0.040%	7/7/11	300	300
Maryland Health & Higher
Educational Facilities Authority
Revenue (University of
Maryland Medical System)
VRDO	0.070%	7/7/11	500	500
Massachusetts Health &
Educational Facilities Authority
Revenue (Bentley College)
VRDO	0.060%	7/7/11	200	200
Massachusetts Health &
Educational Facilities Authority
Revenue (Dana Farber Cancer
Institute) VRDO	0.070%	7/7/11	100	100
Massachusetts Health &
Educational Facilities Authority
Revenue (MIT) VRDO	0.040%	7/7/11	1,000	1,000
Metropolitan Atlanta GA Rapid
Transportation Authority
Georgia Sales Tax
Revenue VRDO	0.060%	7/7/11	525	525

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
Miami-Dade County FL Special
Obligation Revenue (Juvenile
Courthouse Project) VRDO	0.050%	7/7/11	500	500
Michigan Hospital Finance
Authority Revenue (Henry
Ford Health System) VRDO	0.080%	7/7/11	400	400
Middletown OH Hospital
Facilities Revenue (Atrium
Medical Center) VRDO	0.060%	7/7/11	245	245
Missouri Health & Educational
Facilities Authority Health
Facilities Revenue (BJC Health
System) VRDO	0.050%	7/7/11	500	500
Missouri Health & Educational
Facilities Authority Health
Facilities Revenue (SSM
Health Care) VRDO	0.100%	7/7/11	995	995
New Jersey Health Care
Facilities Financing Authority
Revenue (AHS Hospital Corp.)
VRDO	0.070%	7/7/11	500	500
New Jersey Health Care
Facilities Financing Authority
Revenue (Hospital Capital
Asset Pooled Program) VRDO	0.060%	7/7/11	200	200
New Jersey Transportation
Trust Fund Authority
Transportation System
Revenue VRDO	0.060%	7/7/11	400	400
New York City NY GO VRDO	0.050%	7/7/11	200	200
New York City NY GO VRDO	0.080%	7/7/11	100	100
New York City NY GO VRDO	0.080%	7/7/11	100	100
New York City NY GO VRDO	0.050%	7/7/11	500	500
New York City NY Housing
Development Corp.
Multi-Family Rental Housing
Revenue (Carnegie Park)
VRDO	0.060%	7/7/11	400	400
New York City NY Housing
Development Corp.
Multi-Family Rental Housing
Revenue (Monterey) VRDO	0.060%	7/7/11	200	200
New York City NY Housing
Development Corp.
Multi-Family Rental Housing
Revenue (One Columbus
Place Development) VRDO	0.090%	7/7/11	100	100
New York City NY Housing
Development Corp.
Multi-Family Rental Housing
Revenue (West End Towers)
VRDO	0.090%	7/7/11	300	300
New York City NY Industrial
Development Agency Civic
Facility Revenue (New York
Law School) VRDO	0.060%	7/7/11	235	235
New York State Dormitory
Authority Revenue (Fordham
University) VRDO	0.040%	7/7/11	400	400
New York State Dormitory
Authority Revenue (Fordham
University) VRDO	0.040%	7/7/11	395	395
New York State Housing
Finance Agency Housing
Revenue (10 Liberty Street)
VRDO	0.060%	7/7/11	265	265
New York State Housing
Finance Agency Housing
Revenue (125 West 31st
Street) VRDO	0.070%	7/7/11	600	600

10

Vanguard Money Market Portfolio

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
New York State Housing
Finance Agency Housing
Revenue (20 River Terrace
Housing) VRDO	0.070%	7/7/11	200	200
New York State Housing
Finance Agency Housing
Revenue (320 West 38th
Street) VRDO	0.070%	7/7/11	500	500
New York State Housing
Finance Agency Housing
Revenue (330 West 39th
Street) VRDO	0.080%	7/7/11	300	300
New York State Housing
Finance Agency Housing
Revenue (70 Battery Place)
VRDO	0.090%	7/7/11	100	100
New York State Housing
Finance Agency Housing
Revenue (Clinton Green–
South) VRDO	0.070%	7/7/11	125	125
New York State Housing
Finance Agency Housing
Revenue (Clinton Green North)
VRDO	0.070%	7/7/11	400	400
New York State Housing
Finance Agency Housing
Revenue (East 84th Street)
VRDO	0.090%	7/7/11	300	300
North Texas Higher Education
Authority Student Loan
Revenue VRDO	0.090%	7/7/11	340	340
North Texas Tollway Authority
System Revenue VRDO	0.070%	7/7/11	450	450
Oakland University of Michigan
Revenue VRDO	0.090%	7/7/11	100	100
Ohio Air Quality Development
Authority Revenue (Dayton
Power & Light Co. Project)
VRDO	0.080%	7/7/11	115	115
Ohio GO VRDO	0.040%	7/7/11	250	250
Ohio Higher Educational Facility
Commission Revenue
(University Hospitals Health
System Inc.) VRDO	0.060%	7/7/11	675	675
Ohio State University General
Receipts Revenue VRDO	0.040%	7/7/11	1,300	1,300
Ohio State University General
Receipts Revenue VRDO	0.050%	7/7/11	300	300
Pennsylvania Higher
Educational Facilities Authority
Revenue (University of
Pennsylvania Health System)
VRDO	0.060%	7/7/11	500	500
Pittsburgh PA Water & Sewer
Authority Revenue VRDO	0.090%	7/7/11	700	700
Salem OH Hospital Facilities
Revenue (Salem Community
Hospital Project) VRDO	0.070%	7/7/11	155	155
San Antonio TX Electric & Gas
Systems Revenue VRDO	0.090%	7/7/11	375	375
Tarrant County TX Cultural
Education Facilities Finance
Corp. Revenue (CHRISTUS
Health) VRDO	0.090%	7/7/11	200	200
Texas Department of Housing
& Community Affairs Single
Family Revenue VRDO	0.100%	7/7/11	300	300
Texas Department of Housing
& Community Affairs Single
Family Revenue VRDO	0.100%	7/7/11	500	500

			Face	Market
		Maturity	Amount	Value•
	Yield[1]	Date	($000)	($000)
Texas Department of Housing
& Community Affairs Single
Family Revenue VRDO	0.100%	7/7/11	200	200
Texas Department of Housing
& Community Affairs Single
Family Revenue VRDO	0.130%	7/7/11	380	380
University of Alabama
Birmingham Hospital
Revenue VRDO	0.070%	7/7/11	300	300
University of South Florida
Financing Corp. COP VRDO	0.080%	7/7/11	500	500
University of Texas Permanent
University Fund Revenue
VRDO	0.030%	7/7/11	1,800	1,800
Utah Housing Corp. Single
Family Mortgage Revenue
VRDO	0.080%	7/7/11	250	250
Utah Housing Corp. Single
Family Mortgage Revenue
VRDO	0.080%	7/7/11	250	250
Virginia Small Business
Financing Authority Health
Facilities Revenue (Bon
Secours Health System Inc.)
VRDO	0.070%	7/7/11	100	100
Warren County KY Revenue
(Western Kentucky University
Student Life Foundation Inc.
Project) VRDO	0.100%	7/7/11	100	100
Washington County PA
Authority Revenue (Girard
Estate Project) VRDO	0.100%	7/7/11	100	100
Washington Health Care
Facilities Authority Revenue
(MultiCare Health System)
VRDO	0.070%	7/7/11	200	200
Washington Health Care
Facilities Authority Revenue
(Swedish Health Services)
VRDO	0.060%	7/7/11	250	250
West Virginia Hospital Finance
Authority Hospital Revenue
(Charleston Area Medical
Center Inc.) VRDO	0.060%	7/7/11	300	300
Wisconsin Health & Educational
Facilities Authority Revenue
(Aurora Health Care Inc.)
VRDO	0.080%	7/7/11	325	325
Total Tax-Exempt Municipal Bonds (Cost $40,640)				40,640

			Shares
Money Market Fund (1.1%)
6 Vanguard Municipal Cash
Management Fund
(Cost $13,299)	0.072%		13,298,666	13,299
Total Investments (99.1%) (Cost $1,178,543)				1,178,543
Other Assets and Liabilities (0.9%)
Other Assets				13,515
Liabilities				(3,148)
				10,367
Net Assets (100%)
Applicable to 1,188,493,275 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,188,910
Net Asset Value Per Share				$1.00

11

Vanguard Money Market Portfolio

At June 30, 2011, net assets consisted of:
Amount
($000)
Paid-in-Capital	1,188,893
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	17
Net Assets	1,188,910

• See Note A in Notes to Financial Statements.
1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 Adjustable-rate security.
4 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At June 30, 2011, the aggregate value of these securities was $180,813,000, representing 15.2% of net assets.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the aggregate value of these securities was $345,000.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Vanguard Money Market Portfolio

Statement of Operations

Six Months Ended
June 30, 2011
($000)
Investment Income
Income
Interest[1]	1,502
Total Income	1,502
Expenses
The Vanguard Group—Note B
Investment Advisory Services	31
Management and Administrative	791
Marketing and Distribution	193
Custodian Fees	14
Shareholders’ Reports	13
Trustees’ Fees and Expenses	1
Total Expenses	1,043
Expense Reduction—Note B	(694)
Net Expenses	349
Net Investment Income	1,153
Realized Net Gain (Loss) on
Investment Securities Sold	9
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,162

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,153	2,938
Realized Net Gain (Loss)	9	8
Net Increase (Decrease) in Net Assets Resulting from Operations	1,162	2,946
Distributions
Net Investment Income	(1,153)	(2,938)
Realized Capital Gain	—	—
Total Distributions	(1,153)	(2,938)
Capital Share Transactions (at $1.00)
Issued	241,055	451,326
Issued in Lieu of Cash Distributions	1,142	2,938
Redeemed	(267,109)	(655,299)
Net Increase (Decrease) from Capital Share Transactions	(24,912)	(201,035)
Total Increase (Decrease)	(24,903)	(201,027)
Net Assets
Beginning of Period	1,213,813	1,414,840
End of Period	1,188,910	1,213,813

1 Interest income from an affiliated company of the portfolio was $21,000.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Vanguard Money Market Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.001	.002	.006	.028	.051	.049
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—	—
Total from Investment Operations	.001	.002	.006	.028	.051	.049
Distributions
Dividends from Net Investment Income	(.001)	(.002)	(.006)	(.028)	(.051)	(.049)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.001)	(.002)	(.006)	(.028)	(.051)	(.049)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.10%	0.23%	0.62%	2.83%	5.25%	5.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,189	$1,214	$1,415	$2,107	$1,736	$1,310
Ratio of Total Expenses to
Average Net Assets	0.06%[1]	0.06%[1]	0.19%[2]	0.16%[2]	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	0.20%	0.23%	0.67%	2.78%	5.12%	4.96%

The expense ratio and net income ratio for the current period have been annualized.
1 The ratio of total expenses to average net assets before an expense reduction was 0.18%. See Note B in Notes to Financial Statements.
2 Includes fees to participate in the Treasury Temporary Guarantee Program for Money Market Funds of 0.03% for 2009 and 0.01% for 2008.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Vanguard Money Market Portfolio

Notes to Financial Statements

Vanguard Money Market Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued at amortized cost, which approximates market value. Investments in Vanguard Municipal Cash Management Fund are valued at that fund’s net asset value.

2. Repurchase Agreements: The portfolio invests in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2007–2010), and for the period ended June 30, 2011, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Other: Interest income includes income distributions received from Vanguard Municipal Cash Management and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the portfolio’s daily yield so as to maintain a zero or positive yield for the portfolio. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the six months ended June 30, 2011, Vanguard’s management and administrative expenses were reduced by $694,000 (an effective annual rate of 0.12% of the portfolio’s average net assets).

The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2011, the portfolio had contributed capital of $181,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.07% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The portfolio’s investment in Vanguard Municipal Cash Management Fund is valued based on Level 1 inputs. All of the portfolio’s other investments were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. In preparing the financial statements as of June 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

15

Vanguard Money Market Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Money Market Portfolio	12/31/2010	6/30/2011	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,000.98	$0.30
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.50	0.30

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s six-month expense ratio for that period is 0.06%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period. If certain fees were not voluntarily waived by Vanguard during the period, the annualized expense ratio would have been 0.18% and the expenses paid in the actual and hypothetical examples above would have been $0.89 and $0.90, respectively.

16

Vanguard Money Market Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Money Market Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

17

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett-Packard Co. (electronic computer manufacturing); Senior Advisor at New Mountain Capital; Trustee of The Conference Board; Member of the Board of Managers of Delphi Automotive LLP (automotive components).

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with secondary appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Work Life Policy; Member of the Advisory Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2009) and Vice Chairman of the Board (2008–2009) of Cummins Inc. (industrial machinery); Director of SKF AB (industrial machinery), Hillenbrand, Inc. (specialized consumer services), the Lumina Foundation for Education, and Oxfam America; Chairman of the Advisory Council for the College of Arts and Letters and Member of the Advisory Board to the Kellogg Institute for International Studies at the University of Notre Dame.

André F. Perold
Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking at the Harvard Business School; Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/ aircraft systems and services) and the National Association of Manufacturers; Chairman of the Federal Reserve Bank of Cleveland; Vice Chairman of University Hospitals of Cleveland; President of the Board of The Cleveland Museum of Art.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010); Overseer of the Amos Tuck School of Business Administration at Dartmouth College.

Executive Officers

Glenn Booraem
Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group since 2010; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt
Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter
Martha G. King

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Annuity and Insurance Services > 800-522-5555

Institutional Investor Services > 800-523-1036

Text Telephone for People

With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your portfolio at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your portfolio is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

CFA® is a trademark owned by CFA Institute.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. The prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with Vanguard and any related funds.

S&P 500 ® and Standard & Poor’s 500 are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by The Vanguard Group, Inc. The Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by S&P or its Affiliates, and S&P and its Affiliates make no representation, warranty, or condition regarding the advisability of buying, selling, or holding units/shares in the funds.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q692 082011

Vanguard Variable Insurance Fund
Semiannual Report

June 30, 2011

REIT Index Portfolio

> Despite a barrage of grim headlines, the stock market delivered solid gains for the six months ended June 30, 2011, buoyed by strength in corporate earnings.

> All sectors of the broad investment-grade U.S. bond market also posted positive results for the period.

> The returns on money market funds remained near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates.

Contents

Market Perspective	1
REIT Index Portfolio	2

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
Cover photograph: Jean Maher.

Market Perspective

Dear Planholder,

This report begins with a look at the market environment during the past six months, a volatile stretch that felt a lot worse than the stock and bond markets’ relatively solid returns would imply. Unnerving headlines communicated—and perhaps exacerbated—the glum mood that characterized much of the period, even as corporate earnings increased and stock prices moved higher.

In the pages that follow, you’ll find a review of the performance of your portfolio. Each of the portfolios in the Vanguard Variable Insurance Fund can be used as a component in an investment program that includes a combination of stock, bond, and money market portfolios appropriate to your own risk tolerance and long-term investment goals. We firmly believe that diversification, balance, and a long-term perspective are critical to successful investing. Experience suggests that it is especially important to heed this counsel in periods of heightened economic uncertainty, when the impulse to react to the latest headline can be strong.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
July 13, 2011

For stock markets, a ragged six-month gain
Global stock markets climbed unsteadily as investor attitudes swung from giddy optimism about the strength of corporate earnings to fears that the slow, grinding recovery was losing momentum. Stock prices rallied through the first four months of 2011, pulled back as economic news turned gloomier, then bounced back at the end of the period.

The broad U.S. stock market returned about 6% for the six months. International stock markets finished a few steps behind, restrained by sovereign-debt dramas in Europe and the economic aftershocks of the Japanese natural and nuclear disaster. Gains were modest in emerging markets, too, as big economies such as China and Brazil grappled with inflationary pressures.

Low yields, solid returns in the bond market
Bonds delivered solid six-month returns even as interest rates hovered near generational lows. Bond prices rallied in the spring as economic anxiety prompted a search for safer havens in fixed income.

The broad taxable bond market returned almost 3%. The municipal market performed even better. Municipal securities were hammered early in the year as unsettling headlines raised doubts about their safety. Toward the end, investors’ worries began to recede and prices rose.

The yields on money market instruments remained nearly invisible, consistent with the Federal Reserve Board’s target for short-term interest rates, which since December 2008 has been anchored between 0% and 0.25%.

Market Barometer
			Total Returns
		Periods Ended June 30, 2011
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	6.37%	31.93%	3.30%
Russell 2000 Index (Small-caps)	6.21	37.41	4.08
Dow Jones U.S. Total Stock Market Index	6.01	32.26	3.66
MSCI All Country World Index ex USA (International)	3.80	29.73	3.67

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	2.72%	3.90%	6.52%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	4.42	3.48	4.93
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.14	1.86

CPI
Consumer Price Index	2.99%	3.56%	2.15%
1 Annualized.

1

Vanguard® REIT Index Portfolio

For the six months ended June 30, 2011, Vanguard REIT Index Portfolio returned 10.33%. The portfolio’s performance was in line with that of its benchmark index and ahead of the average return of competitive real estate funds.

The table below shows the returns of your portfolio and its comparative standards for the period.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

REITs continued to benefit from low rates and sustained demand
Returns for the REIT Index Portfolio during the half-year were more generous than those from the broad stock market, which returned about 6%. The REIT Index Portfolio rose better than 6% in the first quarter and added nearly 4% more in the second.

REITs have continued to attract investors for several reasons, including their generous dividends during a time of ultralow interest rates. The REIT Index Portfolio’s dividend yield at June 30 was 3.5%, almost double that of the broad stock market. (Because REIT regulations require that REITs distribute almost all of their earnings, REIT dividends are not directly comparable to those of a typical operating company.) Many REITs have continued to strengthen their balance sheets by taking advantage of low rates for business loans. Many have also benefited from rising residential rents and from limited new construction, which has undergirded demand for existing space while the economy continues to slowly recover from the severe recession.

The two biggest contributors to the fund’s return during the six months were retail and residential REITs. Retail REITs (+11%), which make up the second-largest sector, have seen sustained demand for shopping space as consumer spending has perked up.

Residential REITs, which invest in apartment buildings, posted the highest total return (+14%). Demand for rental units continued as the home-buying market lingered in the doldrums. Office REITs (+14%) also did well, as the commercial real estate market remained strong.

Specialized REITs, which invest in hotels, self-storage firms, and health care facilities, logged the weakest return (+5%) amid concerns about reduced leisure travel.

Because the benchmark tracked by the fund is relatively concentrated—the ten largest positions make up more than 40% of the index’s market value—the portfolio’s key drivers tend to be the largest companies.

The REIT Index Portfolio can provide useful diversification
The REIT Index Portfolio provides convenient and low-cost exposure to the U.S. real estate market—and it can sometimes provide a counterweight to the ups and downs of the broader stock market. However, any portfolio that focuses on a single sector can be volatile. Returns from REITs have been generous for the past several years, but it’s good to remember that they have also trailed those of the broad market at times.

That is why we believe that a diversified portfolio that includes a broad swath of both the stock and bond markets can help you garner their long-term gains while also helping to manage your exposure to risk. The REIT Index Portfolio can play a role in such a prudent investment plan.

Total Returns
Six Months Ended
June 30, 2011
Vanguard REIT Index Portfolio	10.33%
MSCI US REIT Index	10.32
Variable Insurance Real Estate Funds Average[1]	8.56

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Real Estate
	Portfolio	Funds Average
REIT Index Portfolio	0.30%	1.14%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2011, the annualized expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

2

Vanguard REIT Index Portfolio

Portfolio Profile
As of June 30, 2011

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	106	106	3,745
Median Market Cap	$7.6B	$7.6B	$30.8B
Price/Earnings Ratio	74.4x	74.5x	17.1x
Price/Book Ratio	2.2x	2.2x	2.2x
Dividend Yield[3]	3.5%	3.5%	1.8%
Return on Equity	5.1%	5.1%	19.1%
Earnings Growth Rate	–1.9%	–1.9%	5.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	9%	—	—
Expense Ratio[5]	0.30%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Spliced Index[6]	Broad Index[2]
R-Squared	1.00	0.70
Beta	1.00	1.51

Portfolio Allocation by REIT Type

Specialized	26.6%
Retail	25.7
Residential	17.3
Office	17.0
Diversified	7.3
Industrial	6.1

Ten Largest Holdings[7] (% of total net assets)

Simon Property Group Inc.	9.5%
Equity Residential	4.9
Public Storage	4.6
ProLogis Inc.	4.5
Vornado Realty Trust	4.3
Boston Properties Inc.	4.2
HCP Inc.	4.1
Host Hotels & Resorts Inc.	3.2
AvalonBay Communities Inc.	3.1
Health Care REIT Inc.	2.5
Top Ten	44.9%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a portfolio). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a portfolio, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI US REIT Index.
2 Dow Jones U.S. Total Stock Market Index.
3 This dividend yield may include some payments that represent a return of capital, capital gains distribution, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2011, the annualized expense ratio was 0.29%.
6 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
7 The holdings listed exclude any temporary cash investments and equity index products.

3

Vanguard REIT Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2000–June 30, 2011

Average Annual Total Returns: Periods Ended June 30, 2011

	Inception Date	One Year	Five Years	Ten Years
REIT Index Portfolio	2/9/1999	34.03%	2.66%	10.42%

1 Six months ended June 30, 2011.
2 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
See Financial Highlights for dividend and capital gains information.

4

Vanguard REIT Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2011

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

		Market
		Value•
	Shares	($000)
Real Estate Investment Trusts (100.1%)
Diversified REITs (7.4%)
Vornado Realty Trust	242,518	22,598
Liberty Property Trust	168,495	5,490
Washington REIT	96,772	3,147
Colonial Properties Trust	109,511	2,234
PS Business Parks Inc.	29,075	1,602
Cousins Properties Inc.	136,657	1,167
Investors Real Estate Trust	116,366	1,008
Retail Opportunity
Investments Corp.	61,655	663
Winthrop Realty Trust	42,807	511
CapLease Inc.	95,543	469
		38,889
Industrial REITs (6.1%)
ProLogis Inc.	666,413	23,884
DuPont Fabros
Technology Inc.	89,737	2,261
DCT Industrial Trust Inc.	360,798	1,887
EastGroup Properties Inc.	39,814	1,693
* First Industrial Realty
Trust Inc.	120,410	1,379
First Potomac Realty Trust	73,269	1,122
		32,226
Office REITs (17.0%)
Boston Properties Inc.	209,869	22,280
SL Green Realty Corp.	116,078	9,619
Digital Realty Trust Inc.	133,919	8,273
Alexandria Real Estate
Equities Inc.	89,110	6,899
Duke Realty Corp.	371,318	5,202
Piedmont Office Realty
Trust Inc. Class A	253,853	5,176
Mack-Cali Realty Corp.	125,989	4,150
BioMed Realty Trust Inc.	193,055	3,714
Highwoods Properties Inc.	105,499	3,495
Douglas Emmett Inc.	173,793	3,457
Kilroy Realty Corp.	84,864	3,351
Corporate Office Properties
Trust	104,656	3,256
CommonWealth REIT	106,148	2,743
Brandywine Realty Trust	198,081	2,296
Lexington Realty Trust	208,824	1,907
Franklin Street Properties
Corp.	107,541	1,388
Government Properties
Income Trust	44,863	1,212
Parkway Properties Inc.	32,136	548
Coresite Realty Corp.	28,821	473
Hudson Pacific
Properties Inc.	28,950	450
		89,889

		Market
		Value•
	Shares	($000)
Residential REITs (17.3%)
Equity Residential	432,642	25,959
AvalonBay Communities
Inc.	126,600	16,255
UDR Inc.	268,320	6,587
Camden Property Trust	102,645	6,530
Essex Property Trust Inc.	47,313	6,401
BRE Properties Inc.	107,967	5,385
Apartment Investment
& Management Co.	173,727	4,435
Mid-America Apartment
Communities Inc.	52,634	3,551
American Campus
Communities Inc.	98,255	3,490
Home Properties Inc.	55,858	3,401
Equity Lifestyle
Properties Inc.	53,333	3,330
Post Properties Inc.	71,979	2,934
Sun Communities Inc.	29,070	1,085
Associated Estates
Realty Corp.	61,356	997
Education Realty Trust Inc.	105,841	907
Campus Crest
Communities Inc.	45,030	583
		91,830
Retail REITs (25.7%)
Simon Property Group Inc.	431,133	50,111
Kimco Realty Corp.	598,228	11,151
General Growth
Properties Inc.	637,424	10,639
Macerich Co.	191,454	10,243
Federal Realty
Investment Trust	90,511	7,710
Realty Income Corp.	184,858	6,191
Regency Centers Corp.	120,412	5,294
Taubman Centers Inc.	82,094	4,860
Developers Diversified
Realty Corp.	302,187	4,261
Weingarten Realty Investors	168,026	4,228
CBL & Associates
Properties Inc.	206,689	3,747
Tanger Factory
Outlet Centers	119,470	3,198
National Retail
Properties Inc.	123,296	3,022
Equity One Inc.	93,065	1,735
Glimcher Realty Trust	146,469	1,391
Pennsylvania REIT	77,115	1,211
Acadia Realty Trust	59,075	1,201
Alexander’s Inc.	3,016	1,197
Inland Real Estate Corp.	128,929	1,138
Getty Realty Corp.	38,622	974
Saul Centers Inc.	17,600	693

			Market
			Value•
		Shares	($000)
	Ramco-Gershenson
	Properties Trust	55,704	690
	Urstadt Biddle
	Properties Inc. Class A	30,713	556
	Kite Realty Group Trust	88,178	439
	Cedar Shopping
	Centers Inc.	82,525	425
			136,305
Specialized REITs (26.6%)
	Public Storage	211,540	24,118
	HCP Inc.	590,784	21,676
	Host Hotels & Resorts Inc.	1,001,206	16,970
	Health Care REIT Inc.	253,300	13,281
	Ventas Inc.	239,806	12,640
	Nationwide Health
	Properties Inc.	185,971	7,701
	Senior Housing
	Properties Trust	223,281	5,227
	Hospitality Properties
	Trust	181,185	4,394
	Entertainment Properties
	Trust	68,395	3,194
	LaSalle Hotel Properties	119,316	3,143
	Omega Healthcare
	Investors Inc.	147,226	3,093
	Extra Space Storage Inc.	129,416	2,760
	DiamondRock Hospitality
	Co.	243,742	2,615
	Healthcare Realty
	Trust Inc.	99,096	2,044
	Medical Properties
	Trust Inc.	164,565	1,893
	Sovran Self Storage Inc.	40,791	1,672
*	Sunstone Hotel Investors
	Inc.	173,474	1,608
	National Health Investors
	Inc.	34,792	1,546
	Pebblebrook Hotel Trust	73,053	1,475
	U-Store-It Trust	137,372	1,445
*	Strategic Hotels &
	Resorts Inc.	199,727	1,414
	Hersha Hospitality Trust
	Class A	223,247	1,244
	LTC Properties Inc.	44,084	1,226
	Ashford Hospitality
	Trust Inc.	79,998	996
*	FelCor Lodging Trust Inc.	167,946	895
	Chesapeake Lodging Trust	43,208	737
	Universal Health Realty
	Income Trust	17,777	711
	Sabra Healthcare REIT Inc.	36,953	618
	Cogdell Spencer Inc.	70,935	425
			140,761
Total Real Estate Investment Trusts
(Cost $564,254)			529,900

5

Vanguard REIT Index Portfolio

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market
Liquidity Fund, 0.140%
(Cost $776)	775,597	776
Total Investments (100.2%)
(Cost $565,030)		530,676
Other Assets and Liabilities (–0.2%)
Other Assets		1,475
Liabilities		(2,560)
		(1,085)
Net Assets (100%)
Applicable to 47,768,306 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		529,591
Net Asset Value Per Share		$11.09

At June 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	551,081
Undistributed Net Investment Income	4,690
Accumulated Net Realized Gains	8,174
Unrealized Appreciation (Depreciation)	(34,354)
Net Assets	529,591

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

6

Vanguard REIT Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2011
($000)
Investment Income
Income
Dividends	6,283
Security Lending	7
Total Income	6,290
Expenses
The Vanguard Group—Note B
Investment Advisory Services	37
Management and Administrative	599
Marketing and Distribution	57
Custodian Fees	16
Shareholders’ Reports	14
Total Expenses	723
Net Investment Income	5,567
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,278
Investment Securities Sold	7,077
Realized Net Gain (Loss)	8,355
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	34,513
Net Increase (Decrease) in Net Assets
Resulting from Operations	48,435

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,567	8,767
Realized Net Gain (Loss)	8,355	19,155
Change in Unrealized Appreciation (Depreciation)	34,513	67,828
Net Increase (Decrease) in Net Assets Resulting from Operations	48,435	95,750
Distributions
Net Investment Income	(8,521)	(10,426)
Realized Capital Gain	(5,988)	—
Total Distributions	(14,509)	(10,426)
Capital Share Transactions
Issued	50,277	100,410
Issued in Lieu of Cash Distributions	14,509	10,426
Redeemed	(34,871)	(68,926)
Net Increase (Decrease) from Capital Share Transactions	29,915	41,910
Total Increase (Decrease)	63,841	127,234
Net Assets
Beginning of Period	465,750	338,516
End of Period[1]	529,591	465,750

1 Net Assets—End of Period includes undistributed net investment income of $4,690,000 and $7,644,000.
See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard REIT Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.35	$8.30	$7.65	$18.92	$24.98	$20.26
Investment Operations
Net Investment Income	.113	.198	.267	.392[1]	.510[1]	.440
Net Realized and Unrealized Gain (Loss)
on Investments	.942	2.108	1.247	(5.032)	(4.230)	6.280
Total from Investment Operations	1.055	2.306	1.514	(4.640)	(3.720)	6.720
Distributions
Dividends from Net Investment Income	(.185)	(.256)	(.370)	(.590)	(.460)	(.480)
Distributions from Realized Capital Gains	(.130)	—	(.494)	(6.040)	(1.880)	(1.520)
Total Distributions	(.315)	(.256)	(.864)	(6.630)	(2.340)	(2.000)
Net Asset Value, End of Period	$11.09	$10.35	$8.30	$7.65	$18.92	$24.98

Total Return	10.33%	28.25%	29.14%	–37.25%	–16.60%	34.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$530	$466	$339	$263	$404	$645
Ratio of Total Expenses to
Average Net Assets	0.29%	0.30%	0.31%	0.30%	0.30%	0.31%
Ratio of Net Investment Income to
Average Net Assets	2.23%	2.23%	4.04%	3.24%	2.25%	2.14%
Portfolio Turnover Rate	9%	17%	19%	15%	29%	19%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard REIT Index Portfolio

Notes to Financial Statements

Vanguard REIT Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2007–2010), and for the period ended June 30, 2011, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2011, the portfolio had contributed capital of $86,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2011, 100% of the portfolio’s investments were valued based on Level 1 inputs.

9

Vanguard REIT Index Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2011, the cost of investment securities for tax purposes was $565,030,000. Net unrealized depreciation of investment securities for tax purposes was $34,354,000, consisting of unrealized gains of $49,715,000 on securities that had risen in value since their purchase and $84,069,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2011, the portfolio purchased $47,070,000 of investment securities and sold $22,150,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2011	December 31, 2010
	Shares	Shares
	(000)	(000)
Issued	4,656	10,691
Issued in Lieu of Cash Distributions	1,366	1,160
Redeemed	(3,237)	(7,642)
Net Increase (Decrease) in Shares Outstanding	2,785	4,209

G. In preparing the financial statements as of June 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

10

Vanguard REIT Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Portfolio	12/31/2010	6/30/2011	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,103.28	$1.51
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.36	1.45

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

11

Vanguard REIT Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund REIT Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

12

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett-Packard Co. (electronic computer manufacturing); Senior Advisor at New Mountain Capital; Trustee of The Conference Board; Member of the Board of Managers of Delphi Automotive LLP (automotive components).

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with secondary appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Work Life Policy; Member of the Advisory Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2009) and Vice Chairman of the Board (2008–2009) of Cummins Inc. (industrial machinery); Director of SKF AB (industrial machinery), Hillenbrand, Inc. (specialized consumer services), the Lumina Foundation for Education, and Oxfam America; Chairman of the Advisory Council for the College of Arts and Letters and Member of the Advisory Board to the Kellogg Institute for International Studies at the University of Notre Dame.

André F. Perold
Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking at the Harvard Business School; Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/ aircraft systems and services) and the National Association of Manufacturers; Chairman of the Federal Reserve Bank of Cleveland; Vice Chairman of University Hospitals of Cleveland; President of the Board of The Cleveland Museum of Art.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010); Overseer of the Amos Tuck School of Business Administration at Dartmouth College.

Executive Officers

Glenn Booraem
Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group since 2010; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt
Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter
Martha G. King

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

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You can review and copy information about your portfolio at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your portfolio is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

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The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. The prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with Vanguard and any related funds.

S&P 500 ® and Standard & Poor’s 500 are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by The Vanguard Group, Inc. The Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by S&P or its Affiliates, and S&P and its Affiliates make no representation, warranty, or condition regarding the advisability of buying, selling, or holding units/shares in the funds.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q692 082011

Vanguard Variable Insurance Fund
Semiannual Report

June 30, 2011

Small Company Growth Portfolio

> Despite a barrage of grim headlines, the stock market delivered solid gains for the six months ended June 30, 2011, buoyed by strength in corporate earnings.

> All sectors of the broad investment-grade U.S. bond market also posted positive results for the period.

> The returns on money market funds remained near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates.

Contents

Market Perspective	1
Small Company Growth Portfolio	2

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
Cover photograph: Jean Maher.

Market Perspective

Dear Planholder,

This report begins with a look at the market environment during the past six months, a volatile stretch that felt a lot worse than the stock and bond markets’ relatively solid returns would imply. Unnerving headlines communicated—and perhaps exacerbated—the glum mood that characterized much of the period, even as corporate earnings increased and stock prices moved higher.

In the pages that follow, you’ll find a review of the performance of your portfolio. Each of the portfolios in the Vanguard Variable Insurance Fund can be used as a component in an investment program that includes a combination of stock, bond, and money market portfolios appropriate to your own risk tolerance and long-term investment goals. We firmly believe that diversification, balance, and a long-term perspective are critical to successful investing. Experience suggests that it is especially important to heed this counsel in periods of heightened economic uncertainty, when the impulse to react to the latest headline can be strong.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
July 13, 2011

For stock markets, a ragged six-month gain
Global stock markets climbed unsteadily as investor attitudes swung from giddy optimism about the strength of corporate earnings to fears that the slow, grinding recovery was losing momentum. Stock prices rallied through the first four months of 2011, pulled back as economic news turned gloomier, then bounced back at the end of the period.

The broad U.S. stock market returned about 6% for the six months. International stock markets finished a few steps behind, restrained by sovereign-debt dramas in Europe and the economic aftershocks of the Japanese natural and nuclear disaster. Gains were modest in emerging markets, too, as big economies such as China and Brazil grappled with inflationary pressures.

Low yields, solid returns in the bond market
Bonds delivered solid six-month returns even as interest rates hovered near generational lows. Bond prices rallied in the spring as economic anxiety prompted a search for safer havens in fixed income.

The broad taxable bond market returned almost 3%. The municipal market performed even better. Municipal securities were hammered early in the year as unsettling headlines raised doubts about their safety. Toward the end, investors’ worries began to recede and prices rose.

The yields on money market instruments remained nearly invisible, consistent with the Federal Reserve Board’s target for short-term interest rates, which since December 2008 has been anchored between 0% and 0.25%.

Market Barometer
			Total Returns
		Periods Ended June 30, 2011
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	6.37%	31.93%	3.30%
Russell 2000 Index (Small-caps)	6.21	37.41	4.08
Dow Jones U.S. Total Stock Market Index	6.01	32.26	3.66
MSCI All Country World Index ex USA (International)	3.80	29.73	3.67

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	2.72%	3.90%	6.52%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	4.42	3.48	4.93
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.14	1.86

CPI
Consumer Price Index	2.99%	3.56%	2.15%
1 Annualized.

1

Vanguard® Small Company Growth Portfolio

Vanguard Small Company Growth Portfolio returned 11.45% for the first half of the 2011 fiscal year as small-company growth stocks outperformed their growth value counterparts. The portfolio finished ahead of its benchmark index, the Russell 2500 Growth Index, and its return was higher than the average for its variable insurance small-cap growth peers.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Small-cap growth stocks found investors’ favor
As investors were more willing to embrace risk over the past six months, they gravitated toward small-cap growth stocks. The portfolio’s advisors, Granahan Investment Management and Vanguard Quantitative Equity Group, were in position to benefit from these market trends in different yet complementary ways.

The Quantitative Equity Group relies on sophisticated computer models to find companies that meet the portfolio’s strict criteria. Granahan conducts extensive research and divides its prospects into three groups: core growth companies, pioneers, and special situations or turnaround opportunities. While fewer companies have been coming to market as pioneers, Granahan has shown great skill in identifying stocks that were depressed for reasons unrelated to the company’s fundamentals and long-term prospects.

The portfolio’s financial holdings provided a sizable boost over the benchmark. Although uncertainty about regulatory requirements weighed on the financial sector, superior stock selection resulted in a return of about 15% for the portfolio’s financial stocks, more than triple the performance of their counterparts in the benchmark index. The portfolio has avoided banks, which were most affected by the regulatory uncertainty, and has gotten a lift from consumer finance stocks, which benefited from improving credit trends.

The portfolio also benefited broadly from distinguished stock selection in energy, health care, consumer discretionary, and information technology. Energy stocks, a smaller piece of the portfolio, increased about 23% as rising oil prices lifted most areas of the sector. Technology stocks, the portfolio’s largest stake, climbed nearly 12% and contributed most to its total return.

Only utilities stocks, which constitute just a fraction of the portfolio, had a negative return among the ten sectors.

For more on the strategy and positioning of the Small Company Growth Portfolio, please see the Advisors’ Report that follows.

Diversification is crucial to investment success
Through the first half of 2011, the portfolio benefited from the skilled management of its two advisors as well as Vanguard’s low costs, a potentially powerful combination in the effort to deliver competitive investment returns, relative to both the benchmark index and competing portfolios.

The small-company stocks the portfolio focuses on have the potential for superior rewards, but it’s important to remember that increased risk is also part of the equation. Over time, these securities have tended to be more volatile than the broader market. That’s why Vanguard encourages you to balance your small-cap holdings with other stocks, as well as bonds and short-term investments, as you seek to create a diversified investment plan that is consistent with your goals, risk tolerance, and time horizon.

Please note: The Expense Ratios table displays the portfolio’s expense ratio from the most recent prospectus. This figure includes both actual operating expenses and “acquired fund fees and expenses,” which result from the portfolio’s holdings in business development companies (BDCs).

Although the Securities and Exchange Commission requires that BDC costs be included in the expense ratio, these fees are not incurred by the portfolio. They have no impact on the portfolio’s total return. A footnote to the Expense Ratios table reports an annualized calculation of the portfolio’s actual expenses for the period, a more accurate tally of the operating costs incurred by investors.

Total Returns
Six Months Ended
June 30, 2011
Vanguard Small Company Growth Portfolio	11.45%
Russell 2500 Growth Index	10.25
Variable Insurance Small-Cap Growth Funds Average[1]	10.47

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Small-Cap Growth
	Portfolio	Funds Average
Small Company Growth Portfolio	0.43%	1.10%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2011, the annualized expense ratio was 0.41%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

2

Vanguard Small Company Growth Portfolio

Advisors’ Report

The Small Company Growth Portfolio returned 11.45% for the six months ended June 30, 2010, ahead of the 10.25% return of the Russell 2500 Growth Index and the 10.47% average return of its peer group. The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the first half of 2011 and of the effect this environment had on the portfolio’s positioning. (Please note that the Granahan discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on July 19, 2011.

Granahan Investment Management, Inc.

Portfolio Managers:
John J. Granahan, CFA, Founder and President

Gary C. Hatton, CFA, Executive Vice President

Jane M. White, Executive Vice President

Robert F. Granahan, CFA, Vice President

The investment environment
The first half of 2011 was positive for small-cap growth stocks, though things did get choppy, particularly late in the period. Losing the liquidity stimulus of the Federal Reserve’s quantitative easing program, a pullback in manufacturing, and continued weakness in housing and employment were negatives; the unsettled sovereign-and bank-debt issues in Europe didn’t help either. The offsetting positive was strong growth in U.S. corporate profits. The issue now is how much higher profit margins can go without some improvement in economic growth.

Our successes
Stock selection was more important for our portion of the portfolio than sector weighting; we outperformed in five of the nine industry sectors: energy, financial services, health care, technology, and producer durables. Our energy holdings benefited from a buyout of International Coal as well as good contributions from Key Energy Services and Tesco in energy services and equipment. Cash America was a standout in financial services as its core U.S. pawn-related revenues and earnings were strong; management continues its investment in Mexico, where it sees significant growth opportunity.

In health care, Regeneron, our largest contributor, benefited from positive clinical results on its drug for treating macular degeneration. Dusa Pharmaceuticals and Cubist Pharmaceuticals were also significant positive contributors; Cubist was helped by a favorable resolution of litigation with TEVA. In technology, we had four buyouts that helped performance, and in producer durables, sector performance was led by Titan Machinery, which benefited from accelerating earnings in agriculture and construction equipment.

Vanguard Small Company Growth Portfolio Investment Advisors
	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Granahan Investment	68	642	Bases its investment process on the beliefs that
Management, Inc.			earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects
			have the greatest long-term potential. A bottom-up,
			fundamental approach places companies in one
			of three life-cycle categories: core growth, pioneer,
			and special situation. In each, the process looks for
			companies with strong earnings growth and
			leadership in their markets.
Vanguard Quantitative	29	278	Employs a quantitative fundamental management
Equity Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings quality of companies as compared with
			their peers.
Cash Investments	3	31	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

3

Vanguard Small Company Growth Portfolio

Our shortfalls
Consumer staples, materials, and utilities were penalties to performance. In consumer staples, Medifast suffered after an earnings restatement; we have eliminated this position. In materials, Comfort Systems saw the case for a turnaround in its core HVAC markets lessening as weak macroeconomic numbers persisted; we trimmed the position size. In utilities, detractors included Ormat (geothermal plants) and Clearwire (wireless network provider). We have eliminated Ormat. We increased our Clearwire holding because of its strong revenue growth and prospects for positive cash flow.

Vanguard Quantitative Equity Group

James P. Stetler, Principal

After delivering a very robust return of more than 6% for the first three months of the year, U.S. equities went nowhere for the second three-month period. Here in the United States, the good news focused on continued strength in corporate profits, which were expected to continue rising through the second quarter of 2011.

However, that earnings growth has not been enough to convince investors that the economy is on a sustainable growth path. Caution remained over lackluster employment, a declining housing market, and an unresolved federal budget and debt ceiling. Compounding the U.S. uncertainties, turmoil in the international arena continued, with the unresolved European sovereign-debt crisis, Middle East unrest, and Japan’s challenge to bounce back from the natural and nuclear disaster.

Small-cap growth stocks, the focus of your investment in the Small Company Growth Portfolio, outpaced small-cap value companies by a few percentage points for this short period and were led by defensive stocks, such as those of telecommunications, utilities, and certain consumer companies. Financial and industrial companies were the laggards for the fiscal half-year, although all ten sector groups generated positive returns in the benchmark.

While overall portfolio performance is affected by the macroeconomic factors described above, our approach to investing focuses on specific stock fundamentals. As we believe there is no single indicator for identifying attractive stocks, our company evaluation process is diversified across multiple factors and considers many company attributes: valuation, growth, quality, management decisions, and market sentiment. For this six-month period, our market sentiment, management decisions, valuation, and growth models were all positive contributors to our performance, while our quality model lagged.

Our stock selection results were positive in seven of ten sectors and were strongest in the consumer discretionary, health care, and industrial sectors. In the consumer category, Select Comfort, Tempur Pedic International, and Fossil contributed the most to our relative returns. Amerigroup and Questcor Pharmaceuticals led our results in the health care group, while Sauer-Danfoss and Polypore led the way in industrials.

Returns lagged slightly in the consumer staples and information technology sectors. Most of our relative shortfall in consumer staples was due to an underweight position in Green Mountain Coffee Roasters, which more than doubled. Technology companies JDS Uniphase and Mips Technologies did not perform as expected.

4

Vanguard Small Company Growth Portfolio

Portfolio Profile
As of June 30, 2011

Portfolio Characteristics
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	463	1,438	3,745
Median Market Cap	$1.5B	$2.8B	$30.8B
Price/Earnings Ratio	25.5x	29.8x	17.1x
Price/Book Ratio	2.8x	3.8x	2.2x
Yield[3]	0.2%	0.6%	1.8%
Return on Equity	9.6%	14.5%	19.1%
Earnings Growth Rate	9.4%	9.0%	5.8%
Foreign Holdings	3.6%	0.0%	0.0%
Turnover Rate[4]	67%	—	—
Expense Ratio[5]	0.43%	—	—
Short-Term Reserves	1.9%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.93
Beta	0.94	1.11

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	14.9%	14.3%	12.2%
Consumer Staples	3.7	3.3	9.7
Energy	6.2	8.7	11.2
Financials	6.5	7.9	15.4
Health Care	21.3	15.9	11.3
Industrials	14.2	16.3	11.6
Information Technology	27.4	23.8	18.4
Materials	4.9	7.9	4.4
Telecommunication
Services	0.7	1.5	2.6
Utilities	0.2	0.4	3.2

Ten Largest Holdings[6] (% of total net assets)

Cash America
International Inc.	Consumer Finance	1.1%
Cubist
Pharmaceuticals Inc.	Biotechnology	1.0
Kennametal Inc.	Industrial
	Machinery	0.9
Pricesmart Inc.	Hypermarkets &
	Super Centers	0.9
OM Group Inc.	Specialty
	Chemicals	0.9
Netlogic
Microsystems Inc.	Semiconductors	0.9
Parametric	Application
Technology Corp.	Software	0.8
Cinemark Holdings Inc.	Movies &
	Entertainment	0.8
VeriFone Systems Inc.	Data Processing
	& Outsourced
	Services	0.7
Questcor
Pharmaceuticals Inc.	Pharmaceuticals	0.7
Top Ten		8.7%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 2500 Growth Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2011, the annualized expense ratio was 0.41%.
6 The holdings listed exclude any temporary cash investments and equity index products.

5

Vanguard Small Company Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2000–June 30, 2011

Average Annual Total Returns: Periods Ended June 30, 2011

	Inception Date	One Year	Five Years	Ten Years
Small Company Growth Portfolio	6/3/1996	46.71%	6.09%	6.44%

1 Six months ended June 30, 2011.
See Financial Highlights for dividend and capital gains information.

6

Vanguard Small Company Growth Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2011

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.5%)[1]
Consumer Discretionary (14.1%)
	Cinemark Holdings Inc.	347,550	7,198
^,*	Coinstar Inc.	119,080	6,495
*	Steven Madden Ltd.	172,314	6,464
	Aaron’s Inc.	214,655	6,066
*	Pier 1 Imports Inc.	497,431	5,755
*	Steiner Leisure Ltd.	121,450	5,548
*	Modine Manufacturing Co.	348,000	5,349
*	Buffalo Wild Wings Inc.	78,150	5,182
*	GameStop Corp. Class A	156,840	4,183
	Monro Muffler Brake Inc.	101,437	3,783
^,*	SodaStream
	International Ltd.	55,000	3,345
*	Fossil Inc.	24,136	2,841
*	Lumber Liquidators
	Holdings Inc.	101,200	2,571
*	MarineMax Inc.	293,400	2,570
*	Tempur-Pedic
	International Inc.	37,668	2,555
*	O’Reilly Automotive Inc.	36,900	2,417
*	WMS Industries Inc.	78,350	2,407
*	JOS A Bank Clothiers Inc.	47,000	2,350
	Polaris Industries Inc.	20,971	2,331
*	Morton’s Restaurant
	Group Inc.	315,120	2,281
*	BJ’s Restaurants Inc.	39,000	2,042
*	CROCS Inc.	77,515	1,996
*	Panera Bread Co. Class A	15,800	1,985
	Williams-Sonoma Inc.	52,007	1,898
	Weight Watchers
	International Inc.	24,600	1,857
	Sotheby’s	42,337	1,842
	Bebe Stores Inc.	300,950	1,839
*	DreamWorks Animation
	SKG Inc. Class A	90,700	1,823
*	ITT Educational Services Inc.	22,546	1,764
*	Select Comfort Corp.	97,400	1,751
*	Peet’s Coffee & Tea Inc.	29,707	1,714
*	Domino’s Pizza Inc.	67,440	1,702
	Brinker International Inc.	67,101	1,641
	Tupperware Brands Corp.	23,707	1,599
	Foot Locker Inc.	66,300	1,575
*	Dana Holding Corp.	85,884	1,572
	Express Inc.	71,672	1,562
*	TRW Automotive
	Holdings Corp.	26,439	1,561
	Sinclair Broadcast Group Inc.
	Class A	141,100	1,549
*	Capella Education Co.	36,400	1,523
	Finish Line Inc. Class A	70,385	1,506
*	ANN Inc.	55,769	1,456
*	American Public
	Education Inc.	31,750	1,413
*	True Religion Apparel Inc.	40,000	1,163
	PetSmart Inc.	25,005	1,134
*	Cost Plus Inc.	107,850	1,079
	Cato Corp. Class A	37,302	1,074
*	Dick’s Sporting Goods Inc.	25,000	961

			Market
			Value•
		Shares	($000)
*	McCormick & Schmick’s
	Seafood Restaurants Inc.	105,000	902
	Autoliv Inc.	9,834	772
	Leggett & Platt Inc.	31,300	763
*	Signet Jewelers Ltd.	15,000	702
	Tiffany & Co.	8,000	628
	Ross Stores Inc.	7,257	581
*	Jack in the Box Inc.	25,500	581
*	Sirius XM Radio Inc.	242,400	531
*	Warnaco Group Inc.	8,890	465
*	DSW Inc. Class A	7,395	374
*	DineEquity Inc.	6,009	314
	Chico’s FAS Inc.	17,300	264
	Sturm Ruger & Co. Inc.	9,251	203
*	Cheesecake Factory Inc.	4,800	151
	Harman International
	Industries Inc.	3,100	141
*	Global Sources Ltd.	15,000	138
	Ameristar Casinos Inc.	4,500	107
*	AFC Enterprises Inc.	3,891	64
	Interpublic Group of Cos. Inc.	5,032	63
*	Crown Media Holdings Inc.
	Class A	30,600	58
	American Greetings Corp.
	Class A	2,200	53
*	Ruth’s Hospitality Group Inc.	9,300	52
	CEC Entertainment Inc.	1,251	50
*	Krispy Kreme Doughnuts Inc.
	Warrants Exp. 03/02/2012	1,122	1
			134,230
Consumer Staples (3.5%)
	Pricesmart Inc.	169,931	8,706
*	Fresh Market Inc.	155,450	6,013
	Calavo Growers Inc.	233,800	4,924
	Herbalife Ltd.	52,210	3,009
*	Boston Beer Co. Inc.
	Class A	31,652	2,836
	Diamond Foods Inc.	28,000	2,138
	B&G Foods Inc. Class A	77,840	1,605
	Nu Skin Enterprises Inc.
	Class A	31,909	1,198
	Lancaster Colony Corp.	16,957	1,031
	Coca-Cola Bottling Co.
	Consolidated	9,500	643
	National Beverage Corp.	33,706	494
	Ruddick Corp.	9,353	407
*	BJ’s Wholesale Club Inc.	1,200	60
			33,064
Energy (5.8%)
*	Key Energy Services Inc.	318,250	5,728
*	Mitcham Industries Inc.	318,593	5,512
*	Energy XXI Bermuda Ltd.	110,550	3,672
*	Tesco Corp.	179,575	3,486
^,*	Clean Energy Fuels Corp.	226,680	2,981
	SM Energy Co.	38,825	2,853
*	Complete Production
	Services Inc.	78,550	2,620
	Core Laboratories NV	22,578	2,518
	RPC Inc.	88,471	2,171

			Market
			Value•
		Shares	($000)
*	Rosetta Resources Inc.	39,400	2,031
	Holly Corp.	28,927	2,007
*	CVR Energy Inc.	75,100	1,849
*	Atwood Oceanics Inc.	39,230	1,731
*	Stone Energy Corp.	55,000	1,671
	CARBO Ceramics Inc.	10,130	1,651
	Oceaneering
	International Inc.	40,220	1,629
	W&T Offshore Inc.	61,228	1,599
	Patterson-UTI Energy Inc.	50,300	1,590
*	Whiting Petroleum Corp.	23,170	1,319
*	Forest Oil Corp.	36,766	982
*	Newpark Resources Inc.	97,600	885
*	ION Geophysical Corp.	91,100	862
*	Gulfport Energy Corp.	23,800	707
*	Basic Energy Services Inc.	21,550	678
*	Triangle Petroleum Corp.	82,750	535
*	McMoRan Exploration Co.	18,400	340
*	Clayton Williams Energy Inc.	5,196	312
*	Oil States International Inc.	3,547	283
*	Tetra Technologies Inc.	20,500	261
*	Brigham Exploration Co.	7,270	218
	Arch Coal Inc.	6,860	183
*	Superior Energy
	Services Inc.	4,862	181
*	Cloud Peak Energy Inc.	6,787	145
*	Westmoreland Coal Co.	6,200	110
	Golar LNG Ltd.	1,600	56
			55,356
Exchange-Traded Fund (0.9%)
2	Vanguard Small-Cap
	Growth ETF	104,300	8,959

Financials (5.8%)
	Cash America
	International Inc.	175,655	10,165
*	Safeguard Scientifics Inc.	370,091	6,987
*	FirstService Corp.	133,550	4,613
*	Harris & Harris Group Inc.	680,150	3,489
	Northwest Bancshares Inc.	156,500	1,969
	Home Bancshares Inc.	82,300	1,945
	Boston Private Financial
	Holdings Inc.	269,400	1,773
*	Credit Acceptance Corp.	20,361	1,720
	Rayonier Inc.	24,682	1,613
	First Commonwealth
	Financial Corp.	252,200	1,448
*	Signature Bank	24,525	1,403
*	World Acceptance Corp.	21,139	1,386
	Nelnet Inc. Class A	55,558	1,226
*	MHI Hospitality Corp.	383,200	1,100
*	Arch Capital Group Ltd.	31,526	1,006
	SEI Investments Co.	43,118	970
*	SVB Financial Group	13,500	806
	QC Holdings Inc.	179,510	718
	Extra Space Storage Inc.	33,600	717
	CBL & Associates
	Properties Inc.	38,500	698
*	CB Richard Ellis Group Inc.
	Class A	27,066	680
	Waddell & Reed
	Financial Inc. Class A	18,650	678
	Potlatch Corp.	18,013	635
*	Tejon Ranch Co.	18,200	621
*	Strategic Hotels &
	Resorts Inc.	86,400	612
	Universal Health Realty
	Income Trust	15,100	604
	Sun Communities Inc.	15,800	589
	Endurance Specialty
	Holdings Ltd.	13,921	575

7

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	Ezcorp Inc. Class A	15,375	547
	Digital Realty Trust Inc.	8,435	521
	Getty Realty Corp.	19,818	500
	MarketAxess Holdings Inc.	18,600	466
	National Health Investors Inc.	9,800	435
	Equity Lifestyle
	Properties Inc.	5,700	356
*	First Cash Financial
	Services Inc.	7,689	323
*	Netspend Holdings Inc.	30,500	305
	GAMCO Investors Inc.	5,967	276
	Bank of the Ozarks Inc.	4,986	259
	Associated Estates
	Realty Corp.	15,315	249
	Mid-America Apartment
	Communities Inc.	3,480	235
	Jones Lang LaSalle Inc.	2,100	198
	Federal Realty
	Investment Trust	1,700	145
	First Financial Bankshares Inc.	2,550	88
			55,649
Health Care (20.4%)
*	Cubist Pharmaceuticals Inc.	251,616	9,056
*	Questcor
	Pharmaceuticals Inc.	291,285	7,020
*	Regeneron
	Pharmaceuticals Inc.	118,850	6,740
*	Alkermes Inc.	342,050	6,362
	West Pharmaceutical
	Services Inc.	144,800	6,336
*	Angiodynamics Inc.	428,760	6,101
*	Bruker Corp.	298,798	6,084
*	Luminex Corp.	280,450	5,861
*	QLT Inc.	784,757	5,658
*	Bio-Rad Laboratories Inc.
	Class A	46,800	5,586
*	Dusa Pharmaceuticals Inc.	862,700	5,366
*	Akorn Inc.	713,500	4,995
	Invacare Corp.	132,644	4,403
*	Align Technology Inc.	193,050	4,402
*	BioMarin
	Pharmaceutical Inc.	157,600	4,288
*	Nektar Therapeutics	581,400	4,227
*	Durect Corp.	2,030,250	4,121
*	Parexel International Corp.	171,600	4,043
*	Conceptus Inc.	337,100	3,934
*	Sciclone
	Pharmaceuticals Inc.	620,254	3,746
*	Immunogen Inc.	289,450	3,528
*	Seattle Genetics Inc.	161,950	3,323
*	Vascular Solutions Inc.	264,436	3,279
*	Harvard Bioscience Inc.	605,800	3,229
*	Onyx Pharmaceuticals Inc.	88,850	3,136
*	ICON plc ADR	127,900	3,013
*	Sucampo
	Pharmaceuticals Inc.
	Class A	727,300	2,982
*	MWI Veterinary Supply Inc.	35,300	2,851
*	Vivus Inc.	340,400	2,771
	LeMaitre Vascular Inc.	378,186	2,674
*	Mettler-Toledo
	International Inc.	14,991	2,529
*	SXC Health Solutions Corp.	39,589	2,333
*	Spectrum
	Pharmaceuticals Inc.	242,550	2,247
*	PDI Inc.	289,900	2,055
*	Health Management
	Associates Inc. Class A	178,328	1,922
	Cooper Cos. Inc.	22,717	1,800
*	Sirona Dental Systems Inc.	33,602	1,784
*	AMERIGROUP Corp.	24,622	1,735

			Market
			Value•
		Shares	($000)
*	NuPathe Inc.	234,500	1,719
*	Cynosure Inc. Class A	135,800	1,643
*	Solta Medical Inc.	572,800	1,581
*	Palomar Medical
	Technologies Inc.	139,000	1,568
	Perrigo Co.	17,782	1,563
*	Medicines Co.	94,460	1,560
*	Cutera Inc.	181,600	1,549
*	Charles River Laboratories
	International Inc.	38,000	1,545
*	Cepheid Inc.	43,750	1,516
*	Syneron Medical Ltd.	121,200	1,470
*	Arthrocare Corp.	43,303	1,449
	STERIS Corp.	41,218	1,442
	Lincare Holdings Inc.	49,225	1,441
*	Isis Pharmaceuticals Inc.	156,550	1,434
*	Molina Healthcare Inc.	51,700	1,402
*	Caliper Life Sciences Inc.	168,233	1,364
	Medicis Pharmaceutical
	Corp. Class A	34,400	1,313
*	WellCare Health Plans Inc.	23,700	1,218
	Chemed Corp.	16,100	1,055
*	Targacept Inc.	46,317	976
*	Impax Laboratories Inc.	44,665	973
*	Nabi Biopharmaceuticals	173,084	931
	PDL BioPharma Inc.	145,245	853
*	Corvel Corp.	15,828	742
*	XenoPort Inc.	100,600	716
	Owens & Minor Inc.	19,000	655
*	Accretive Health Inc.	20,740	597
*	Jazz Pharmaceuticals Inc.	17,500	584
*	Healthsouth Corp.	15,643	411
*	Alexion Pharmaceuticals Inc.	8,658	407
*	Viropharma Inc.	17,900	331
	Ensign Group Inc.	10,300	313
*	Kinetic Concepts Inc.	4,800	277
*	Sequenom Inc.	36,081	272
*	Air Methods Corp.	3,300	247
*	Incyte Corp. Ltd.	12,480	236
*	PSS World Medical Inc.	6,200	174
*	Neurocrine Biosciences Inc.	16,104	130
*	Hi-Tech Pharmacal Co. Inc.	4,000	116
	Hill-Rom Holdings Inc.	2,458	113
*	Emergent Biosolutions Inc.	4,439	100
*	Genomic Health Inc.	3,252	91
*	Salix Pharmaceuticals Ltd.	2,176	87
*	Metropolitan Health
	Networks Inc.	12,900	62
*	IDEXX Laboratories Inc.	643	50
*	Array Biopharma Inc.	22,067	49
*	Enzon Pharmaceuticals Inc.	4,700	47
			193,892
Industrials (13.4%)
	Kennametal Inc.	210,953	8,904
	Kaman Corp.	170,750	6,057
	ABM Industries Inc.	225,222	5,257
*	Genesee & Wyoming Inc.
	Class A	87,430	5,127
	Tennant Co.	122,050	4,873
	Douglas Dynamics Inc.	307,700	4,859
*	RBC Bearings Inc.	114,750	4,333
*	Ceco Environmental Corp.	619,487	4,175
*	TrueBlue Inc.	261,979	3,793
*	Furmanite Corp.	451,545	3,585
	Comfort Systems USA Inc.	330,130	3,503
*	GeoEye Inc.	86,450	3,233
	Healthcare Services
	Group Inc.	173,985	2,827
	Watsco Inc.	41,270	2,806
*	Advisory Board Co.	46,588	2,697

			Market
			Value•
		Shares	($000)
*	Rush Enterprises Inc.
	Class A	140,000	2,664
	United Stationers Inc.	70,600	2,501
*	WABCO Holdings Inc.	35,646	2,462
*	DigitalGlobe Inc.	95,380	2,424
	Gardner Denver Inc.	28,011	2,354
*	Exponent Inc.	53,148	2,312
	Waste Connections Inc.	66,692	2,116
	Pall Corp.	36,800	2,069
	Timken Co.	40,047	2,018
*	Korn/Ferry International	90,000	1,979
*	Polypore International Inc.	28,800	1,954
*	Hertz Global Holdings Inc.	122,200	1,941
*	Titan Machinery Inc.	60,100	1,730
	Chicago Bridge &
	Iron Co. NV	43,767	1,703
	KBR Inc.	44,551	1,679
	Towers Watson & Co.
	Class A	24,700	1,623
*	Alaska Air Group Inc.	23,107	1,582
*	General Cable Corp.	36,000	1,533
	Toro Co.	24,868	1,505
*	Sauer-Danfoss Inc.	29,501	1,487
*	KAR Auction Services Inc.	77,017	1,456
	TAL International Group Inc.	42,096	1,454
*	Beacon Roofing Supply Inc.	61,350	1,400
	Nordson Corp.	25,240	1,384
*	Trimas Corp.	53,412	1,322
*	Corrections Corp.
	of America	58,300	1,262
*	Celadon Group Inc.	80,000	1,117
*	Flow International Corp.	310,050	1,104
	Albany International Corp.	39,800	1,050
	Cubic Corp.	17,736	904
	Deluxe Corp.	35,616	880
*	Avis Budget Group Inc.	48,700	832
*	Quality Distribution Inc.	57,700	751
*	Altra Holdings Inc.	30,720	737
*	Clean Harbors Inc.	6,656	687
	Ryder System Inc.	11,889	676
	Armstrong World
	Industries Inc.	14,600	665
	Copa Holdings SA Class A	9,100	607
	Hubbell Inc. Class B	7,700	500
	Actuant Corp. Class A	18,370	493
	NACCO Industries Inc.
	Class A	3,820	370
	Steelcase Inc. Class A	30,171	344
*	Meritor Inc.	18,900	303
	Schawk Inc. Class A	15,000	248
	Applied Industrial
	Technologies Inc.	6,003	214
*	SFN Group Inc.	21,149	192
	Werner Enterprises Inc.	7,648	192
*	Consolidated Graphics Inc.	2,611	144
	Raven Industries Inc.	2,170	121
*	DXP Enterprises Inc.	4,418	112
*	WESCO International Inc.	1,903	103
*	Park-Ohio Holdings Corp.	3,349	71
	Standex International Corp.	1,100	34
			127,394
Information Technology (26.1%)
*	Netlogic Microsystems Inc.	203,720	8,234
*	Parametric Technology Corp.	321,001	7,361
*	VeriFone Systems Inc.	159,443	7,071
*	Teradyne Inc.	433,617	6,418
*	OSI Systems Inc.	148,610	6,390
*	Cadence Design
	Systems Inc.	566,800	5,985
	MKS Instruments Inc.	219,800	5,807
*	Super Micro Computer Inc.	357,950	5,759

8

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	Riverbed Technology Inc.	140,200	5,551
*	Ceva Inc.	176,600	5,379
*	FEI Co.	134,130	5,122
*	CACI International Inc.
	Class A	78,100	4,927
	Littelfuse Inc.	83,870	4,925
*	Entropic
	Communications Inc.	549,900	4,889
*	Radiant Systems Inc.	226,180	4,727
*	Euronet Worldwide Inc.	301,010	4,639
*	Polycom Inc.	71,711	4,611
	Black Box Corp.	134,200	4,196
*	Constant Contact Inc.	164,400	4,172
*	Acme Packet Inc.	59,311	4,159
*	Progress Software Corp.	167,550	4,043
*	Red Hat Inc.	80,900	3,713
*	AuthenTec Inc.	1,338,620	3,695
*	VistaPrint NV	75,950	3,634
*	Allot Communications Ltd.	195,300	3,572
*	Ariba Inc.	102,459	3,532
*	ShoreTel Inc.	344,000	3,509
*	Magma Design
	Automation Inc.	427,931	3,419
^,*	Travelzoo Inc.	52,000	3,361
*	SuccessFactors Inc.	106,370	3,127
	Power Integrations Inc.	76,490	2,940
	Clicksoftware
	Technologies Ltd.	295,000	2,915
*	Trimble Navigation Ltd.	72,430	2,871
*	Pericom Semiconductor
	Corp.	299,856	2,681
*	Nanometrics Inc.	140,400	2,666
	Electro Rent Corp.	155,600	2,664
*	TiVo Inc.	257,460	2,649
*	TIBCO Software Inc.	88,787	2,577
*	Atmel Corp.	180,795	2,544
*	Cymer Inc.	49,570	2,454
*	MICROS Systems Inc.	45,215	2,248
*	DealerTrack Holdings Inc.	95,000	2,180
*	Perficient Inc.	211,800	2,173
*	Sourcefire Inc.	71,200	2,116
*	Gartner Inc.	51,968	2,094
*	NCR Corp.	109,544	2,069
*	Cardtronics Inc.	81,106	1,902
	Jabil Circuit Inc.	93,500	1,889
	MAXIMUS Inc.	22,160	1,833
	Factset Research
	Systems Inc.	17,156	1,755
	Solera Holdings Inc.	29,424	1,741
	Opnet Technologies Inc.	41,309	1,691
*	Informatica Corp.	28,300	1,654
	DST Systems Inc.	30,804	1,626
*	IAC/InterActiveCorp	41,954	1,601
*	Novellus Systems Inc.	43,706	1,580
*	RADWARE Ltd.	45,000	1,568
*	Varian Semiconductor
	Equipment Associates Inc.	25,270	1,553
	Anixter International Inc.	23,695	1,548
*	Silicon Laboratories Inc.	37,500	1,547
*	Booz Allen Hamilton
	Holding Corp.	78,081	1,492
*	Mellanox Technologies Ltd.	50,000	1,491
*	Manhattan Associates Inc.	43,004	1,481
*	Take-Two Interactive
	Software Inc.	94,145	1,439
*	Monolithic Power
	Systems Inc.	92,500	1,426
*	Virtusa Corp.	70,000	1,327
*	RF Micro Devices Inc.	213,163	1,305

			Market
			Value•
		Shares	($000)
*	Lattice Semiconductor Corp.	198,333	1,293
*	Coherent Inc.	23,198	1,282
*	Ceragon Networks Ltd.	105,000	1,248
*	Vishay Intertechnology Inc.	78,200	1,176
*	Aviat Networks Inc.	296,635	1,169
*	PMC - Sierra Inc.	150,000	1,136
*	Veeco Instruments Inc.	23,300	1,128
*	NAPCO Security
	Technologies Inc.	362,864	1,078
*	JDS Uniphase Corp.	62,995	1,050
*	Rudolph Technologies Inc.	95,000	1,017
	National Instruments Corp.	33,116	983
*	Interactive Intelligence Inc.	28,039	983
*	Advanced Micro
	Devices Inc.	138,575	969
	Plantronics Inc.	26,157	956
	Micrel Inc.	89,200	944
*	Oclaro Inc.	135,400	910
*	MicroStrategy Inc. Class A	5,500	895
*	Netscout Systems Inc.	41,666	870
*	Insight Enterprises Inc.	49,100	870
*	TeleNav Inc.	47,700	846
*	Microsemi Corp.	30,800	631
*	Advanced Analogic
	Technologies Inc.	100,000	606
	iGate Corp.	37,027	604
*	Silicon Image Inc.	89,827	580
	Global Payments Inc.	11,300	576
	Cypress
	Semiconductor Corp.	20,500	433
*	Plexus Corp.	11,683	407
*	Itron Inc.	8,253	397
*	MIPS Technologies Inc.
	Class A	49,325	341
*	Brightpoint Inc.	40,575	329
*	Saba Software Inc.	33,465	302
*	Lawson Software Inc.	23,763	267
*	Axcelis Technologies Inc.	155,100	254
*	ValueClick Inc.	14,900	247
	ADTRAN Inc.	6,000	232
*	Ancestry.com Inc.	5,582	231
	Mantech International
	Corp. Class A	4,800	213
	Blackbaud Inc.	7,000	194
*	Quantum Corp.	57,503	190
*	Mentor Graphics Corp.	14,540	186
	National Semiconductor Corp.	5,724	141
*	ACI Worldwide Inc.	3,800	128
*	Radisys Corp.	16,800	122
*	Websense Inc.	4,249	110
	QAD Inc. Class A	10,760	110
*	Hypercom Corp.	7,700	76
*	Guidance Software Inc.	8,900	73
*	Netgear Inc.	1,200	52
			248,052
Materials (4.7%)
*	OM Group Inc.	205,980	8,371
	Sensient Technologies Corp.	132,850	4,925
	Quaker Chemical Corp.	85,500	3,677
*	Rockwood Holdings Inc.	38,559	2,132
	Arch Chemicals Inc.	61,560	2,120
	Schweitzer-Mauduit
	International Inc.	37,500	2,106
	Aptargroup Inc.	39,900	2,088
	NewMarket Corp.	10,207	1,742
	Ball Corp.	41,410	1,593
	Eastman Chemical Co.	15,493	1,581
	Walter Energy Inc.	13,410	1,553
*	Crown Holdings Inc.	39,225	1,523

			Market
			Value•
		Shares	($000)
*	Ferro Corp.	112,757	1,516
*	Noranda Aluminum
	Holding Corp.	94,800	1,435
	Westlake Chemical Corp.	26,600	1,381
*	TPC Group Inc.	32,700	1,283
	Ashland Inc.	19,664	1,271
	Rock-Tenn Co. Class A	10,564	701
	Innophos Holdings Inc.	13,972	682
	PolyOne Corp.	31,300	484
	Scotts Miracle-Gro Co.
	Class A	8,700	446
*	Handy & Harman Ltd.	28,733	442
	Albemarle Corp.	5,800	401
	Boise Inc.	49,437	385
	International Flavors &
	Fragrances Inc.	4,100	263
*	Pilot Gold Inc.	90,060	206
			44,307
Telecommunication Services (0.7%)
^,*	Clearwire Corp. Class A	601,450	2,273
*	MetroPCS
	Communications Inc.	112,493	1,936
	USA Mobility Inc.	57,994	885
	Consolidated
	Communications
	Holdings Inc.	43,058	837
*	Vonage Holdings Corp.	93,154	411
			6,342
Utilities (0.1%)
	Integrys Energy Group Inc.	21,567	1,118
Total Common Stocks
(Cost $761,291)			908,363
Temporary Cash Investments (5.2%)[1]
Money Market Fund (5.2%)
[3,4]	Vanguard Market Liquidity
	Fund, 0.140%	48,955,481	48,955

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
[5,6]	Fannie Mae Discount
	Notes, 0.110%, 10/19/11	10	10
[5,6]	Freddie Mac Discount
	Notes, 0.075%, 8/29/11	25	25
[5,6]	Freddie Mac Discount
	Notes, 0.070%, 10/7/11	100	100
			135
Total Temporary Cash Investments
(Cost $49,090)			49,090
Total Investments (100.7%)
(Cost $810,381)			957,453
Other Assets and Liabilities (–0.7%)
Other Assets			5,312
Liabilities[4]			(12,227)
			(6,915)
Net Assets (100%)
Applicable to 48,334,621 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			950,538
Net Asset Value Per Share			$19.67

9

Vanguard Small Company Growth Portfolio

At June 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	796,778
Overdistributed Net Investment Income	(605)
Accumulated Net Realized Gains	6,389
Unrealized Appreciation (Depreciation)
Investment Securities	147,072
Futures Contracts	904
Net Assets	950,538

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $7,460,000.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.0% and 2.7%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $7,734,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
6 Securities with a value of $85,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

10

Vanguard Small Company Growth Portfolio

Statement of Operations

Six Months Ended
June 30, 2011
($000)
Investment Income
Income
Dividends[1]	2,155
Interest[1]	50
Security Lending	182
Total Income	2,387
Expenses
Investment Advisory Fees—Note B
Basic Fee	564
Performance Adjustment	163
The Vanguard Group—Note C
Management and Administrative	987
Marketing and Distribution	88
Custodian Fees	24
Shareholders’ Reports	20
Trustees’ Fees and Expenses	1
Total Expenses	1,847
Net Investment Income	540
Realized Net Gain (Loss)
Investment Securities Sold[1]	67,757
Futures Contracts	344
Realized Net Gain (Loss)	68,101
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	20,920
Futures Contracts	597
Change in Unrealized Appreciation
(Depreciation)	21,517
Net Increase (Decrease) in Net Assets
Resulting from Operations	90,158

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	540	1,862
Realized Net Gain (Loss)	68,101	52,838
Change in Unrealized Appreciation (Depreciation)	21,517	122,030
Net Increase (Decrease) in Net Assets Resulting from Operations	90,158	176,730
Distributions
Net Investment Income	(1,636)	(2,084)
Realized Capital Gain	—	—
Total Distributions	(1,636)	(2,084)
Capital Share Transactions
Issued	195,076	120,359
Issued in Lieu of Cash Distributions	1,636	2,084
Redeemed	(93,426)	(104,561)
Net Increase (Decrease) from Capital Share Transactions	103,286	17,882
Total Increase (Decrease)	191,808	192,528
Net Assets
Beginning of Period	758,730	566,202
End of Period[2]	950,538	758,730

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the portfolio were $1,000, $46,000, and $0, respectively.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($605,000) and $491,000.
See accompanying Notes, which are an integral part of the Financial Statements.

11

Vanguard Small Company Growth Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$17.68	$13.46	$9.78	$18.15	$19.32	$19.61
Investment Operations
Net Investment Income	.008	.043	.055	.110	.094[1]	.095
Net Realized and Unrealized Gain (Loss)
on Investments	2.015	4.226	3.745	(6.820)	.620	2.000
Total from Investment Operations	2.023	4.269	3.800	(6.710)	.714	2.095
Distributions
Dividends from Net Investment Income	(.033)	(.049)	(.120)	(.100)	(.101)	(.075)
Distributions from Realized Capital Gains	—	—	—	(1.560)	(1.783)	(2.310)
Total Distributions	(.033)	(.049)	(.120)	(1.660)	(1.884)	(2.385)
Net Asset Value, End of Period	$19.67	$17.68	$13.46	$9.78	$18.15	$19.32

Total Return	11.45%	31.79%	39.38%	–39.47%	3.77%	10.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$951	$759	$566	$432	$794	$823
Ratio of Total Expenses to
Average Net Assets[2]	0.41%	0.41%	0.40%	0.33%	0.36%	0.38%
Ratio of Net Investment Income to
Average Net Assets	0.12%	0.30%	0.43%	0.80%	0.49%	0.51%
Portfolio Turnover Rate	67%	62%	60%	94%	75%	79%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.02%, 0.00%, (0.03%), (0.06%), and (0.04%).

Notes to Financial Statements

Vanguard Small Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

12

Vanguard Small Company Growth Portfolio

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2007–2010), and for the period ended June 30, 2011, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc., provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Granahan Investment Management, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2500 Growth Index.

The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $115,000 for the six months ended June 30, 2011.

For the six months ended June 30, 2011, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the portfolio’s average net assets, before an increase of $163,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2011, the portfolio had contributed capital of $157,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.06% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	908,363	—	—
Temporary Cash Investments	48,955	135	—
Futures Contracts—Assets[1]	180	—	—
Total	957,498	135	—
1 Represents variation margin on the last day of the reporting period.

13

Vanguard Small Company Growth Portfolio

E. At June 30, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2011	277	22,864	904

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2010, the portfolio had available capital loss carryforwards totaling $61,221,000 to offset future net capital gains through December 31, 2017. The portfolio will use these capital losses to offset net taxable capital gains, if any, realized during the year ending December 31, 2011; should the portfolio realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At June 30, 2011, the cost of investment securities for tax purposes was $810,381,000. Net unrealized appreciation of investment securities for tax purposes was $147,072,000, consisting of unrealized gains of $187,327,000 on securities that had risen in value since their purchase and $40,255,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2011, the portfolio purchased $402,727,000 of investment securities and sold $291,189,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2011	December 31, 2010
	Shares	Shares
	(000)	(000)
Issued	10,309	7,885
Issued in Lieu of Cash Distributions	85	141
Redeemed	(4,979)	(7,173)
Net Increase (Decrease) in Shares Outstanding	5,415	853

I. In preparing the financial statements as of June 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

14

Vanguard Small Company Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Small Company Growth Portfolio	12/31/2010	6/30/2011	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,114.46	$2.15
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.76	2.06

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

15

Vanguard Small Company Growth Portfolio

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Variable Insurance Fund Small Company Growth Portfolio has renewed the portfolio’s investment advisory arrangements with Granahan Investment Management, Inc. (Granahan) and The Vanguard Group, Inc. (through its Quantitative Equity Group). The board concluded that the retention of the advisors was in the best interests of the portfolio and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Granahan Investment Management. Founded in 1985, Granahan has been an advisor to the portfolio since its inception in 1996. The firm uses fundamental research to select a portfolio of 150–250 stocks with sustainable growth characteristics. The advisor achieves portfolio diversification through dedicated allocations to three lifecycle-based categories of growth companies: core growth (40%–70% of subportfolio assets), companies with strong market position, based on proprietary products or services; pioneers (15%–30%), companies with unique technology or innovations; and special situations (15%–30%), companies with growth potential overlooked by the market.

The Vanguard Group. Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the portfolio since 2008.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted the continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the portfolio’s investment strategy in disciplined fashion and that performance results have allowed the portfolio to remain competitive versus its benchmark and peer-group average. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below the peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board did not consider profitability of Granahan in determining whether to approve the advisory fee, because Granahan is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for shareholders.

The benefit of economies of scale
The board concluded that the portfolio realizes economies of scale that are built into the negotiated advisory fee rate with Granahan without any need for asset-level breakpoints. Granahan’s advisory fee rate is very low relative to the average rate paid by funds in the portfolio’s peer group. The board also concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as the portfolio’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

16

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett-Packard Co. (electronic computer manufacturing); Senior Advisor at New Mountain Capital; Trustee of The Conference Board; Member of the Board of Managers of Delphi Automotive LLP (automotive components).

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with secondary appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Work Life Policy; Member of the Advisory Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2009) and Vice Chairman of the Board (2008–2009) of Cummins Inc. (industrial machinery); Director of SKF AB (industrial machinery), Hillenbrand, Inc. (specialized consumer services), the Lumina Foundation for Education, and Oxfam America; Chairman of the Advisory Council for the College of Arts and Letters and Member of the Advisory Board to the Kellogg Institute for International Studies at the University of Notre Dame.

André F. Perold
Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking at the Harvard Business School; Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/ aircraft systems and services) and the National Association of Manufacturers; Chairman of the Federal Reserve Bank of Cleveland; Vice Chairman of University Hospitals of Cleveland; President of the Board of The Cleveland Museum of Art.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010); Overseer of the Amos Tuck School of Business Administration at Dartmouth College.

Executive Officers

Glenn Booraem
Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group since 2010; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt
Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter
Martha G. King

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Annuity and Insurance Services > 800-522-5555

Institutional Investor Services > 800-523-1036

Text Telephone for People

With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your portfolio at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your portfolio is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

CFA® is a trademark owned by CFA Institute.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. The prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with Vanguard and any related funds.

S&P 500 ® and Standard & Poor’s 500 are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by The Vanguard Group, Inc. The Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by S&P or its Affiliates, and S&P and its Affiliates make no representation, warranty, or condition regarding the advisability of buying, selling, or holding units/shares in the funds.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q692 082011

Vanguard Variable Insurance Fund
Semiannual Report

June 30, 2011

Short-Term Investment-Grade Portfolio

> Despite a barrage of grim headlines, the stock market delivered solid gains for the six months ended June 30, 2011, buoyed by strength in corporate earnings.

> All sectors of the broad investment-grade U.S. bond market also posted positive results for the period.

> The returns on money market funds remained near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates.

Contents

Market Perspective	1
Short-Term Investment-Grade Portfolio	2

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
Cover photograph: Jean Maher.

Market Perspective

Dear Planholder,

This report begins with a look at the market environment during the past six months, a volatile stretch that felt a lot worse than the stock and bond markets’ relatively solid returns would imply. Unnerving headlines communicated—and perhaps exacerbated—the glum mood that characterized much of the period, even as corporate earnings increased and stock prices moved higher.

In the pages that follow, you’ll find a review of the performance of your portfolio. Each of the portfolios in the Vanguard Variable Insurance Fund can be used as a component in an investment program that includes a combination of stock, bond, and money market portfolios appropriate to your own risk tolerance and long-term investment goals. We firmly believe that diversification, balance, and a long-term perspective are critical to successful investing. Experience suggests that it is especially important to heed this counsel in periods of heightened economic uncertainty, when the impulse to react to the latest headline can be strong.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
July 13, 2011

For stock markets, a ragged six-month gain
Global stock markets climbed unsteadily as investor attitudes swung from giddy optimism about the strength of corporate earnings to fears that the slow, grinding recovery was losing momentum. Stock prices rallied through the first four months of 2011, pulled back as economic news turned gloomier, then bounced back at the end of the period.

The broad U.S. stock market returned about 6% for the six months. International stock markets finished a few steps behind, restrained by sovereign-debt dramas in Europe and the economic aftershocks of the Japanese natural and nuclear disaster. Gains were modest in emerging markets, too, as big economies such as China and Brazil grappled with inflationary pressures.

Low yields, solid returns in the bond market
Bonds delivered solid six-month returns even as interest rates hovered near generational lows. Bond prices rallied in the spring as economic anxiety prompted a search for safer havens in fixed income.

The broad taxable bond market returned almost 3%. The municipal market performed even better. Municipal securities were hammered early in the year as unsettling headlines raised doubts about their safety. Toward the end, investors’ worries began to recede and prices rose.

The yields on money market instruments remained nearly invisible, consistent with the Federal Reserve Board’s target for short-term interest rates, which since December 2008 has been anchored between 0% and 0.25%.

Market Barometer
			Total Returns
		Periods Ended June 30, 2011
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	6.37%	31.93%	3.30%
Russell 2000 Index (Small-caps)	6.21	37.41	4.08
Dow Jones U.S. Total Stock Market Index	6.01	32.26	3.66
MSCI All Country World Index ex USA (International)	3.80	29.73	3.67

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	2.72%	3.90%	6.52%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	4.42	3.48	4.93
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.14	1.86

CPI
Consumer Price Index	2.99%	3.56%	2.15%
1 Annualized.

1

Vanguard® Short-Term Investment-Grade Portfolio

Concerns about a slower-than-expected U.S. economic recovery and the ripple effects of the sovereign-debt crisis in Europe led to increased investor caution during the six months ended June 30, boosting demand for the relative safety of U.S. government debt and holding back returns somewhat for the Short-Term Investment-Grade Portfolio. The portfolio’s return of 1.64% lagged the 2.55% return of its benchmark (which doesn’t include government debt) but exceeded the 1.28% average return of its peer group.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

As of June 30, 2011, the portfolio’s 30-day SEC yield was 1.57%, down from 1.96% six months earlier.

Financial and higher-risk bonds were major contributors to results
Investors’ risk perceptions changed during the six months. At the beginning of the period, demand for riskier assets, such as stocks and high-yield bonds, outweighed demand for U.S. Treasuries and U.S. government-related securities. As concerns about the U.S. and European economies moved to center stage, risk perceptions reversed, and Treasuries and other high-quality investments returned to favor (even as negotiations over the U.S. debt ceiling dominated the headlines).

With Treasury yields retreating (and prices rising), the portfolio’s relatively short duration— a measure of interest rate sensitivity—held back returns. However, this shortfall was more than made up for by the advisor’s excellent selection among corporate bonds.

Holdings of bonds from the financial sector—mostly large global banking institutions—were major contributors to return, even as that sector experienced great volatility in reaction to events in Europe.

The advisor’s selection among lower-quality investment-grade bonds enhanced relative return during the earlier part of the reporting period, when investor demand for the higher yields available among riskier securities was strong. (These securities represented about 17% of assets at the end of the period.)

The portfolio also benefited from its holdings of a diverse set of asset-backed securities, including debt backed by credit-card receivables, car and student loans, and commercial mortgages.

Dire headlines shouldn’t alter basic investment principles
As we’ve been reminded yet again during the past six months, the barrage and gravity of newspaper headlines can have an unsettling effect on the financial markets. At times like these, it’s helpful to recall some of the basic principles of investing that have worked quite well for many of us: Save as much as you can—and even more than you think you will need; invest for the long run, not this year’s or next year’s expected market; and maintain a low-cost portfolio that is balanced among asset classes and diversified within them.

Total Returns
Six Months Ended
June 30, 2011
Vanguard Short-Term Investment-Grade Portfolio	1.64%
Barclays Capital U.S. 1–5 Year Credit Bond Index	2.55
Variable Insurance Short-Intermediate Investment Grade Debt Funds Average[1]	1.28

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Short-Intermediate
		Investment Grade Debt
	Portfolio	Funds Average
Short-Term Investment-Grade Portfolio	0.20%	0.63%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2011, the annualized expense ratio was 0.20%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

2

Vanguard Short-Term Investment-Grade Portfolio

Portfolio Profile
As of June 30, 2011

Financial Attributes
		Comparative	Broad
	Portfolio	Index[1]	Index[2]
Number of Issues	1,126	1,689	7,979
Yield[3]	1.6%	1.9%	2.8%
Yield to Maturity	1.6%[4]	2.0%	2.8%
Average Coupon	3.5%	4.3%	4.2%
Average
Effective Maturity	3.0 years	3.0 years	7.4 years
Average Duration	2.3 years	2.8 years	5.2 years
Expense Ratio[5]	0.20%	—	—
Short-Term Reserves	1.2%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.86	0.30
Beta	0.77	0.51

Distribution by Maturity (% of portfolio)
Under 1 Year	9.4%
1–3 Years	60.4
3–5 Years	22.6
Over 5 Years	7.6

Sector Diversification[6] (% of portfolio)
Asset-Backed/Commercial Mortgage-Backed	19.0%
Finance	30.9
Foreign	1.1
Government Mortgage-Backed	0.2
Industrial	28.5
Treasury/Agency	13.4
Utilities	5.6
Other	1.3

Distribution by Credit Quality (% of portfolio)
U.S. Government	13.5%
Aaa	16.3
Aa	22.3
A	28.8
Baa	15.7
Ba	1.0
B	0.1
Other	2.3

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays Capital U.S. 1–5 Year U.S. Credit Bond Index.
2 Barclays Capital U.S. Aggregate Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 The expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2011, the annualized expense ratio was 0.20%.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

3

Vanguard Short-Term Investment-Grade Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2000–June 30, 2011

Average Annual Total Returns: Periods Ended June 30, 2011

					Since Inception
	Inception Date	One Year	Five Years	Capital	Income	Total
Short-Term Investment-Grade Portfolio	2/8/1999	3.72%	5.23%	0.76%	3.74%	4.50%

1 Six months ended June 30, 2011.
See Financial Highlights for dividend and capital gains information.

4

Vanguard Short-Term Investment-Grade Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2011

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (13.3%)
U.S. Government Securities (13.1%)
1	United States Treasury
	Note/Bond	1.375%	2/15/12	1,200	1,209
	United States Treasury
	Note/Bond	0.875%	2/29/12	515	517
1	United States Treasury
	Note/Bond	1.000%	3/31/12	2,500	2,515
	United States Treasury
	Note/Bond	4.875%	6/30/12	200	209
	United States Treasury
	Note/Bond	1.500%	7/15/12	15,000	15,195
	United States Treasury
	Note/Bond	4.125%	8/31/12	10,000	10,448
	United States Treasury
	Note/Bond	0.375%	9/30/12	6,000	6,007
	United States Treasury
	Note/Bond	1.375%	10/15/12	6,279	6,364
	United States Treasury
	Note/Bond	1.375%	1/15/13	10,000	10,152
	United States Treasury
	Note/Bond	1.375%	2/15/13	6,000	6,095
	United States Treasury
	Note/Bond	1.375%	3/15/13	5,500	5,589
	United States Treasury
	Note/Bond	0.750%	3/31/13	5,000	5,028
	United States Treasury
	Note/Bond	0.625%	4/30/13	3,513	3,525
	United States Treasury
	Note/Bond	0.500%	5/31/13	13,037	13,047
	United States Treasury
	Note/Bond	0.375%	6/30/13	10,080	10,061
	United States Treasury
	Note/Bond	1.250%	2/15/14	6,240	6,330
	United States Treasury
	Note/Bond	1.250%	4/15/14	792	803
	United States Treasury
	Note/Bond	1.000%	5/15/14	2,969	2,988
	United States Treasury
	Note/Bond	0.750%	6/15/14	12,000	11,981
	United States Treasury
	Note/Bond	1.250%	8/31/15	459	457
	United States Treasury
	Note/Bond	1.750%	5/31/16	5,000	5,005
					123,525
Conventional Mortgage-Backed Securities (0.0%)
[2,3]	Fannie Mae Pool	6.000%	12/1/16	112	122
[2,3]	Fannie Mae Pool	6.500%	9/1/16–
			9/1/16	111	121
[2,3]	Fannie Mae Pool	7.000%	4/1/13	1	1
[2,3]	Freddie Mac Gold Pool	6.000%	4/1/17	87	95
					339
Nonconventional Mortgage-Backed Securities (0.2%)
[2,3]	Fannie Mae Pool	2.250%	12/1/32	22	23
[2,3]	Fannie Mae Pool	2.460%	5/1/33	166	175
[2,3]	Fannie Mae Pool	2.472%	6/1/33	173	182
[2,3]	Fannie Mae Pool	2.528%	9/1/32	6	7

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,3]	Fannie Mae Pool	2.560%	7/1/32	18	19
[2,3]	Fannie Mae Pool	2.671%	5/1/33	39	41
[2,3]	Fannie Mae Pool	2.896%	7/1/33	368	381
[2,3]	Fannie Mae Pool	2.910%	8/1/33	64	65
[2,3]	Fannie Mae Pool	2.911%	9/1/32	11	12
[2,3]	Fannie Mae Pool	3.018%	8/1/33	50	51
[2,3]	Fannie Mae Pool	3.021%	8/1/33	87	92
[2,3]	Fannie Mae Pool	5.235%	8/1/37	23	25
[2,3]	Fannie Mae Pool	5.492%	2/1/37	62	66
[2,3]	Freddie Mac Non Gold Pool	2.520%	9/1/32	25	26
[2,3]	Freddie Mac Non Gold Pool	2.711%	1/1/33–
			2/1/33	58	62
[2,3]	Freddie Mac Non Gold Pool	2.968%	10/1/32	23	25
[2,3]	Freddie Mac Non Gold Pool	3.018%	9/1/32	36	37
[2,3]	Freddie Mac Non Gold Pool	3.204%	8/1/33	52	55
[2,3]	Freddie Mac Non Gold Pool	5.769%	8/1/37	188	199
					1,543
Total U.S. Government and Agency Obligations (Cost $125,013)					125,407
Asset-Backed/Commercial Mortgage-Backed Securities (19.3%)
[2,4]	Ally Auto Receivables Trust	3.050%	12/15/14	1,130	1,173
2	Ally Auto Receivables Trust	2.090%	5/15/15	1,300	1,327
2	Ally Auto Receivables Trust	2.230%	3/15/16	1,200	1,226
[2,4]	Ally Auto Receivables Trust	2.690%	2/15/17	500	504
[2,4]	Ally Master Owner Trust	3.470%	4/15/15	500	516
[2,4]	Ally Master Owner Trust	3.870%	4/15/15	300	311
[2,4]	Ally Master Owner Trust	4.250%	4/15/17	200	215
[2,4]	Ally Master Owner Trust	4.590%	4/15/17	400	429
[2,5]	Ally Master Owner Trust	1.257%	8/15/17	1,650	1,667
[2,4,5] Ally Master Owner Trust		1.737%	8/15/17	990	1,009
[2,4,5] Ally Master Owner Trust		2.137%	8/15/17	750	767
[2,4,5] American Express Credit
	Account Master Trust	0.857%	12/15/16	150	150
[2,5]	American Express Credit
	Account Master Trust	1.437%	3/15/17	1,480	1,530
[2,4]	Americold LLC Trust	4.954%	1/14/29	70	73
[2,4]	Americold LLC Trust	6.030%	1/14/29	210	222
[2,4]	Americold LLC Trust	6.811%	1/14/29	330	345
[2,5]	AmeriCredit Automobile
	Receivables Trust	5.190%	1/6/15	667	675
[2,5]	AmeriCredit Automobile
	Receivables Trust	5.190%	4/6/15	868	879
2	Americredit Prime
	Automobile Receivable	2.900%	12/15/14	80	82
[2,4,5] Arkle Master Issuer PLC		1.510%	5/17/60	3,670	3,653
[2,4,5] Arran Residential
	Mortgages Funding PLC	1.661%	5/16/47	520	520
[2,4,5] Arran Residential
	Mortgages Funding PLC	1.787%	11/19/47	1,600	1,601
4	BA Covered Bond Issuer	5.500%	6/14/12	800	829
[2,5]	BA Credit Card Trust	0.477%	6/16/14	135	135
[2,5]	BA Credit Card Trust	0.257%	12/15/16	1,200	1,197
[2,5]	BA Credit Card Trust	0.227%	11/15/19	790	779
2	Banc of America Commercial
	Mortgage Inc.	5.334%	9/10/45	284	284
[2,5]	Banc of America Commercial
	Mortgage Inc.	5.823%	4/10/49	580	626
2	Banc of America Funding Corp. 4.970%		9/20/46	1,046	775

5

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Banc of America
	Mortgage Securities Inc.	3.808%	9/25/32	1	1
[2,4]	Bank of America Auto Trust	3.030%	10/15/16	925	949
[2,4,5] Bank of America Student
	Loan Trust	1.074%	2/25/43	2,012	2,011
[2,5]	Bank One Issuance Trust	0.987%	2/15/17	200	199
2	Bear Stearns Adjustable
	Rate Mortgage Trust	4.448%	10/25/36	1,091	729
2	Bear Stearns Adjustable
	Rate Mortgage Trust	5.230%	5/25/47	1,010	683
[2,5]	Bear Stearns Commercial
	Mortgage Securities	5.905%	6/11/40	395	432
2	Bear Stearns Commercial
	Mortgage Securities	5.478%	10/12/41	818	821
[2,5]	Brazos Higher
	Education Authority	0.447%	6/25/26	350	324
[2,5]	Brazos Higher
	Education Authority	1.157%	5/25/29	1,134	1,131
[2,5]	Brazos Higher
	Education Authority	1.057%	2/25/30	1,500	1,500
[2,5]	Capital One Multi-Asset
	Execution Trust	0.487%	6/16/14	410	410
[2,5]	Capital One Multi-Asset
	Execution Trust	0.507%	7/15/14	700	699
[2,5]	Capital One Multi-Asset
	Execution Trust	0.487%	11/17/14	850	847
[2,5]	Capital One Multi-Asset
	Execution Trust	2.437%	7/15/16	840	857
[2,5]	Capital One Multi-Asset
	Execution Trust	1.237%	12/15/16	72	71
[2,5]	Capital One Multi-Asset
	Execution Trust	0.277%	8/15/18	130	129
[2,5]	Capital One Multi-Asset
	Execution Trust	0.277%	6/17/19	500	493
[2,5]	Capital One Multi-Asset
	Execution Trust	0.237%	11/15/19	610	599
[2,5]	Capital One Multi-Asset
	Execution Trust	0.267%	12/16/19	6,950	6,836
[2,5]	Capital One Multi-Asset
	Execution Trust	0.227%	7/15/20	4,270	4,180
2	CarMax Auto Owner Trust	2.040%	10/15/15	800	814
[2,4]	CFCRE Commercial
	Mortgage Trust	4.961%	4/15/44	390	395
[2,4,5] CFCRE Commercial
	Mortgage Trust	5.418%	4/15/44	146	148
[2,4,5] CFCRE Commercial
	Mortgage Trust	5.738%	4/15/44	186	187
[2,4,5] CFCRE Commercial
	Mortgage Trust	5.738%	4/15/44	70	64
[2,5]	Chase Issuance Trust	0.647%	4/15/19	700	684
2	Chrysler Financial Auto
	Securitization Trust	2.940%	6/8/13	373	373
[2,4]	Chrysler Financial Auto
	Securitization Trust	6.250%	5/8/14	845	867
[2,4]	Chrysler Financial Auto
	Securitization Trust	5.570%	8/8/14	845	867
[2,4]	Chrysler Financial Auto
	Securitization Trust	6.540%	11/10/14	400	416
2	Chrysler Financial Auto
	Securitization Trust	3.520%	8/8/16	700	714
[2,4]	CIT Equipment Collateral	1.510%	5/15/12	184	185
[2,4]	CIT Equipment Collateral	2.410%	5/15/13	900	908
[2,5]	Citibank Credit Card
	Issuance Trust	0.597%	7/15/14	1,945	1,936
[2,5]	Citibank Credit Card
	Issuance Trust	0.586%	2/20/15	920	913
2	Citibank Credit Card
	Issuance Trust	4.900%	6/23/16	2,000	2,203
[2,5]	Citibank Credit Card
	Issuance Trust	0.656%	3/24/17	100	98

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,5]	Citibank Credit Card
	Issuance Trust	1.386%	5/22/17	500	519
[2,5]	Citibank Credit Card
	Issuance Trust	0.307%	12/17/18	525	519
[2,5]	Citibank Credit Card
	Issuance Trust	0.318%	12/17/18	1,960	1,935
2	Citibank Credit Card
	Issuance Trust	5.650%	9/20/19	600	691
[2,5]	Citibank Credit Card
	Issuance Trust	1.561%	5/20/20	1,500	1,611
[2,4,5] Citibank Omni Master Trust		2.937%	8/15/18	640	673
[2,4]	Citibank Omni Master Trust	5.350%	8/15/18	2,035	2,219
[2,4]	Citibank Omni Master Trust	4.900%	11/15/18	2,905	3,130
[2,4]	CitiFinancial Auto
	Issuance Trust	2.590%	10/15/13	1,450	1,470
[2,4]	CitiFinancial Auto
	Issuance Trust	3.150%	8/15/16	400	412
2	Citigroup Mortgage
	Loan Trust Inc.	5.672%	7/25/37	569	418
2	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.205%	12/11/49	1,325	1,336
[2,4]	CLI Funding LLC	4.500%	3/18/26	489	477
2	CNH Equipment Trust	5.280%	11/15/12	24	24
2	CNH Equipment Trust	3.000%	8/17/15	700	721
2	CNH Equipment Trust	1.750%	5/16/16	400	401
2	CNH Equipment Trust	1.740%	1/17/17	2,500	2,523
2	Commercial Mortgage Pass
	Through Certificates	5.811%	12/10/49	396	400
2	Countrywide Home Loan
	Mortgage Pass Through Trust	2.784%	11/19/33	102	92
2	Countrywide Home Loan
	Mortgage Pass Through Trust	2.727%	3/20/36	556	282
2	Countrywide Home Loan
	Mortgage Pass Through Trust	4.839%	2/25/47	698	365
2	Credit Suisse Mortgage
	Capital Certificates	6.013%	6/15/38	632	695
2	Credit Suisse Mortgage
	Capital Certificates	5.904%	6/15/39	745	755
2	Credit Suisse Mortgage
	Capital Certificates	5.589%	9/15/40	700	713
[2,4,5] DBUBS Mortgage Trust		5.446%	5/10/21	500	469
[2,4,5] DBUBS Mortgage Trust		5.729%	11/10/46	320	307
[2,5]	Discover Card Master Trust	0.537%	8/15/16	1,800	1,806
[2,5]	Discover Card Master Trust	0.767%	3/15/18	4,200	4,247
[2,5]	Discover Card Master Trust I	0.267%	1/19/16	1,750	1,746
[2,5]	Discover Card Master Trust I	0.267%	9/15/16	600	597
[2,4]	Enterprise Fleet Financing LLC	1.430%	10/20/16	1,400	1,400
[2,4]	Enterprise Fleet Financing LLC	1.900%	10/20/16	300	300
[2,4]	Extended Stay America Trust	4.220%	11/5/27	400	402
[2,4]	Extended Stay America Trust	4.860%	11/5/27	500	498
2	First Horizon Asset
	Securities Inc.	5.603%	11/25/36	379	276
[2,5]	First Horizon Asset
	Securities Inc.	5.385%	1/25/37	964	689
2	Ford Credit Auto Owner Trust	4.500%	7/15/14	370	388
2	Ford Credit Auto Owner Trust	2.980%	8/15/14	425	438
2	Ford Credit Auto Owner Trust	2.930%	11/15/15	150	155
2	Ford Credit Auto Owner Trust	3.220%	3/15/16	150	155
[2,4,5] Ford Credit Floorplan
	Master Owner Trust	1.837%	12/15/14	1,100	1,118
[2,4,5] Ford Credit Floorplan
	Master Owner Trust	2.437%	12/15/14	440	449
[2,4,5] Ford Credit Floorplan
	Master Owner Trust	2.837%	12/15/14	2,280	2,334
[2,4,5] Ford Credit Floorplan
	Master Owner Trust	1.887%	2/15/17	2,435	2,527
[2,4]	Ford Credit Floorplan
	Master Owner Trust	4.200%	2/15/17	410	441
[2,4]	Ford Credit Floorplan
	Master Owner Trust	4.990%	2/15/17	530	573
[2,4,5] Fosse Master Issuer PLC		1.719%	10/18/54	3,900	3,916

6

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,4]	FUEL Trust	3.984%	6/15/16	1,000	987
2	GE Capital Commercial
	Mortgage Corp.	4.353%	6/10/48	182	182
2	GMAC Mortgage Corp.
	Loan Trust	5.151%	11/19/35	177	144
[2,5]	Granite Master Issuer PLC	0.225%	12/17/54	98	93
[2,5]	Granite Master Issuer PLC	0.326%	12/20/54	294	278
[2,4]	Great America Leasing
	Receivables	2.340%	4/15/16	450	457
2	Greenwich Capital
	Commercial Funding Corp.	5.224%	4/10/37	250	269
[2,4]	GS Mortgage
	Securities Corp. II	3.215%	2/10/21	340	340
[2,4]	GS Mortgage
	Securities Corp. II	3.563%	2/10/21	125	122
[2,5]	GS Mortgage
	Securities Corp. II	5.553%	4/10/38	710	770
[2,4]	GS Mortgage
	Securities Corp. II	5.162%	12/10/43	365	384
[2,4,5] GS Mortgage
	Securities Corp. II	5.405%	12/10/43	150	150
[4,5]	GS Mortgage
	Securities Corp. II	5.405%	12/10/43	100	92
[2,4]	GS Mortgage
	Securities Corp. II	4.473%	3/10/44	490	498
[2,4]	GS Mortgage
	Securities Corp. II	4.753%	3/10/44	400	404
[2,4]	GS Mortgage
	Securities Corp. II	5.361%	3/10/44	480	478
[2,4]	GS Mortgage
	Securities Corp. II	5.728%	3/10/44	170	164
2	Harley-Davidson
	Motorcycle Trust	2.400%	7/15/14	120	122
2	Harley-Davidson
	Motorcycle Trust	1.530%	9/15/15	700	705
2	Harley-Davidson
	Motorcycle Trust	3.320%	2/15/17	200	205
2	Harley-Davidson
	Motorcycle Trust	2.540%	4/15/17	200	203
[2,4]	Hertz Vehicle Financing LLC	5.290%	3/25/16	1,350	1,480
[2,4]	Hertz Vehicle Financing LLC	3.740%	2/25/17	2,100	2,172
[2,4]	Hertz Vehicle Financing LLC	3.290%	3/25/18	1,000	1,000
[2,4,5] Holmes Master Issuer PLC		1.678%	10/15/54	390	391
2	Hyundai Auto
	Receivables Trust	3.150%	3/15/16	700	729
[2,4,5] Hyundai Floorplan
	Master Owner Trust	1.437%	11/17/14	550	555
[2,5]	Illinois Student
	Assistance Commission	1.324%	4/25/22	1,500	1,499
[2,4]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.633%	12/5/27	990	1,095
[2,4]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.608%	6/15/43	120	126
[2,4]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.058%	6/15/43	90	95
[2,4]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	3.615%	11/15/43	250	246
[2,4,5] JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.715%	11/15/43	150	147
[2,4,5] JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.715%	11/15/43	170	159
[2,4]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.387%	2/16/46	750	761
[2,4]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.360%	2/16/46	525	496
[2,4]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.717%	2/16/46	400	366
2	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.625%	3/15/46	196	198
2	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.298%	5/15/47	400	404

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.989%	6/15/49	1,200	1,232
2	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.827%	2/15/51	1,020	1,048
[2,4,5] Kildare Securities Ltd.		0.310%	12/10/43	483	437
2	LB-UBS Commercial
	Mortgage Trust	6.066%	6/15/38	270	300
2	LB-UBS Commercial
	Mortgage Trust	5.303%	2/15/40	600	609
2	LB-UBS Commercial
	Mortgage Trust	5.318%	2/15/40	500	506
2	LB-UBS Commercial
	Mortgage Trust	5.866%	9/15/45	1,000	1,088
[2,4]	Macquarie Equipment
	Funding Trust	1.910%	4/20/17	350	353
2	Master Adjustable Rate
	Mortgages Trust	2.275%	4/25/34	111	100
[2,5]	MBNA Credit Card
	Master Note Trust	1.537%	10/15/14	50	50
[2,5]	MBNA Credit Card
	Master Note Trust	0.607%	7/15/15	1,481	1,471
[2,5]	MBNA Credit Card
	Master Note Trust	1.537%	3/15/16	230	232
[2,5]	MBNA Credit Card
	Master Note Trust	1.087%	11/15/16	1,050	1,048
2	Merrill Lynch
	Mortgage Investors Inc.	1.930%	2/25/33	91	88
2	Merrill Lynch
	Mortgage Investors Inc.	2.750%	7/25/33	42	40
2	Merrill Lynch Mortgage Trust	4.556%	6/12/43	89	90
2	Merrill Lynch Mortgage Trust	5.915%	6/12/50	878	899
2	Merrill Lynch Mortgage Trust	5.425%	2/12/51	100	103
2	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.282%	8/12/48	411	416
2	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.693%	6/12/50	163	166
2	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.331%	3/12/51	400	406
[2,4]	MMAF Equipment
	Finance LLC	3.510%	1/15/30	550	576
2	Morgan Stanley Capital I	5.789%	6/11/42	1,850	1,889
[2,4]	Morgan Stanley Capital I	4.700%	9/15/47	240	248
[2,4,5] Morgan Stanley Capital I		5.423%	9/15/47	333	315
2	Morgan Stanley Capital I	5.090%	10/12/52	188	188
2	Morgan Stanley
	Mortgage Loan Trust	2.300%	6/25/36	458	398
[2,5]	National City Credit Card
	Master Trust	0.237%	3/17/14	575	574
[2,4]	Navistar Financial Corp.
	Owner Trust	1.990%	1/21/14	1,900	1,914
[2,4,5] Navistar Financial Dealer
	Note Master Trust	1.636%	10/26/15	600	607
[2,4,5] Nissan Master Owner
	Trust Receivables	1.337%	1/15/15	3,000	3,033
[2,4,5] Nordstrom Private Label
	Credit Card Master
	Note Trust	0.247%	5/15/15	2,530	2,524
[2,5]	North Carolina Education
	Assistance Authority Student
	Loan Revenue	1.209%	1/26/26	700	691
[2,4,5] Permanent Master Issuer PLC		1.428%	7/15/42	2,440	2,436
[2,4,5] Permanent Master Issuer PLC		1.669%	7/15/42	2,200	2,205
2	Residential Funding
	Mortgage Securities I	3.845%	8/25/36	809	500
2	Residential Funding
	Mortgage Securities I	5.905%	9/25/36	300	199
[2,4,5] Silverstone Master Issuer PLC		1.774%	1/21/55	2,370	2,378
[2,4,5] SLM Student Loan Trust		1.187%	10/15/24	569	572
[2,5]	SLM Student Loan Trust	0.394%	1/27/25	1,675	1,613
[2,5]	SLM Student Loan Trust	0.374%	4/25/25	2,275	2,226
[2,5]	SLM Student Loan Trust	0.374%	10/25/25	1,100	1,050

7

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,5]	SLM Student Loan Trust	0.384%	10/27/25	800	770
[2,5]	SLM Student Loan Trust	0.364%	1/26/26	1,575	1,500
[2,5]	SLM Student Loan Trust	0.384%	1/25/27	500	481
[2,4]	SLM Student Loan Trust	4.370%	4/17/28	300	311
[2,4]	SLM Student Loan Trust	3.740%	2/15/29	1,400	1,399
[2,4,5] SMART Trust		1.048%	10/14/14	290	290
[2,4]	SMART Trust	1.770%	10/14/14	700	705
[2,4,5] SMART Trust		1.689%	12/14/15	1,300	1,321
[2,4]	SMART Trust	2.520%	11/14/16	700	710
[2,4]	Sonic Capital LLC	5.438%	5/20/41	698	703
[2,5]	South Carolina
	Student Loan Corp.	1.274%	7/25/25	1,200	1,193
[2,4]	TAL Advantage LLC	4.310%	5/20/26	565	555
[2,4]	Textainer Marine
	Containers Ltd.	4.700%	6/15/26	500	500
[2,4]	Tidewater Auto
	Receivables Trust	5.920%	5/15/17	273	275
2	Volkswagen Auto Lease Trust	1.180%	10/20/15	400	402
2	Volkswagen Auto Loan
	Enhanced Trust	2.140%	8/22/16	820	839
[2,4]	Volvo Financial
	Equipment LLC	2.990%	5/15/17	480	487
[2,5]	Wachovia Bank Commercial
	Mortgage Trust	5.765%	7/15/45	270	297
2	Wachovia Bank Commercial
	Mortgage Trust	5.569%	5/15/46	700	722
2	Wachovia Bank Commercial
	Mortgage Trust	5.572%	10/15/48	1,090	1,181
2	Wachovia Bank Commercial
	Mortgage Trust	5.275%	11/15/48	390	391
2	WaMu Mortgage
	Pass Through Certificates	2.606%	1/25/33	26	24
2	WaMu Mortgage
	Pass Through Certificates	2.656%	8/25/33	50	48
2	WaMu Mortgage
	Pass Through Certificates	2.713%	9/25/33	61	58
2	Wells Fargo Mortgage
	Backed Securities Trust	5.454%	10/25/36	874	698
[2,4]	WF-RBS Commercial
	Mortgage Trust	4.498%	2/15/44	85	87
[2,4]	WF-RBS Commercial
	Mortgage Trust	5.392%	2/15/44	200	188
[2,4]	WF-RBS Commercial
	Mortgage Trust	3.998%	3/15/44	90	89
[2,4]	WF-RBS Commercial
	Mortgage Trust	5.335%	3/15/44	445	413
2	World Omni Auto
	Receivables Trust	5.120%	5/15/14	410	428
2	World Omni Automobile
	Lease Securitization Trust	1.490%	10/15/14	1,300	1,308
2	World Omni Automobile
	Lease Securitization Trust	1.780%	9/15/16	660	666
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $180,864)					181,607
Corporate Bonds (63.5%)
Finance (30.2%)
	Banking (20.5%)
4	Abbey National Treasury
	Services PLC	3.875%	11/10/14	650	663
	Abbey National Treasury
	Services PLC/London	2.875%	4/25/14	1,410	1,413
	American Express Bank FSB	5.550%	10/17/12	1,025	1,081
	American Express Bank FSB	5.500%	4/16/13	1,500	1,602
	American Express
	Centurion Bank	5.550%	10/17/12	500	528
	American Express Co.	5.250%	9/12/11	200	202
	American Express Co.	4.875%	7/15/13	120	127
	American Express Credit Corp.	5.875%	5/2/13	240	258
	American Express Credit Corp.	7.300%	8/20/13	1,615	1,798
	American Express Credit Corp.	2.750%	9/15/15	400	401

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	ANZ National International Ltd.	6.200%	7/19/13	450	489
	Astoria Financial Corp.	5.750%	10/15/12	250	257
4	Australia & New Zealand
	Banking Group Ltd.	3.250%	3/1/16	800	809
[2,4]	Banco Mercantil del Norte SA	6.135%	10/13/16	550	549
4	Banco Santander Chile	2.875%	11/13/12	1,925	1,931
4	BanColombia SA	4.250%	1/12/16	180	182
	Bank of America Corp.	4.875%	1/15/13	1,315	1,374
	Bank of America Corp.	7.375%	5/15/14	625	701
	Bank of America Corp.	5.375%	6/15/14	300	320
	Bank of America Corp.	4.500%	4/1/15	470	490
	Bank of America Corp.	3.700%	9/1/15	100	100
	Bank of America Corp.	3.625%	3/17/16	315	316
	Bank of New York
	Mellon Corp.	4.950%	11/1/12	2,075	2,193
	Bank of New York
	Mellon Corp.	4.500%	4/1/13	850	903
	Bank of New York
	Mellon Corp.	5.125%	8/27/13	500	542
	Bank of New York
	Mellon Corp.	4.300%	5/15/14	250	270
	Bank of New York
	Mellon Corp.	4.950%	3/15/15	825	896
	Bank of Nova Scotia	2.250%	1/22/13	4,000	4,094
4	Bank of Tokyo-Mitsubishi
	UFJ Ltd.	2.600%	1/22/13	2,685	2,739
4	Bank of Tokyo-Mitsubishi
	UFJ Ltd.	1.600%	9/11/13	1,700	1,701
	Bank One Corp.	5.900%	11/15/11	500	509
	Bank One Corp.	5.250%	1/30/13	700	740
	Barclays Bank plc	2.500%	1/23/13	4,539	4,621
	Barclays Bank plc	5.200%	7/10/14	990	1,070
	BB&T Corp.	3.100%	7/28/11	125	125
	BB&T Corp.	6.500%	8/1/11	1,375	1,381
	BB&T Corp.	3.850%	7/27/12	2,500	2,582
	BB&T Corp.	3.375%	9/25/13	300	312
	BB&T Corp.	2.050%	4/28/14	1,055	1,064
	BB&T Corp.	5.700%	4/30/14	1,050	1,163
	BBVA US Senior SAU	3.250%	5/16/14	3,700	3,665
	Bear Stearns Cos. LLC	5.700%	11/15/14	1,172	1,290
	BNP Paribas SA	3.250%	3/11/15	2,450	2,490
4	BPCE SA	2.375%	10/4/13	575	575
[4,5]	BTMU Curacao Holdings NV	0.566%	12/19/16	835	829
	Canadian Imperial
	Bank of Commerce	2.350%	12/11/15	950	945
	Capital One Bank USA NA	6.500%	6/13/13	125	136
	Capital One Financial Corp.	4.800%	2/21/12	750	767
	Capital One Financial Corp.	6.250%	11/15/13	200	221
	Capital One Financial Corp.	7.375%	5/23/14	340	388
	Citigroup Inc.	5.625%	8/27/12	1,725	1,801
	Citigroup Inc.	5.300%	10/17/12	1,785	1,874
	Citigroup Inc.	5.500%	4/11/13	1,600	1,697
	Citigroup Inc.	6.500%	8/19/13	2,455	2,675
	Citigroup Inc.	6.000%	12/13/13	1,257	1,365
	Citigroup Inc.	6.375%	8/12/14	680	748
	Citigroup Inc.	6.010%	1/15/15	360	395
	Citigroup Inc.	4.750%	5/19/15	956	1,010
[2,4,6] Colonial BancGroup Inc.		7.114%	2/15/49	560	13
4	Commonwealth
	Bank of Australia	5.000%	11/6/12	400	420
	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	1.850%	1/10/14	555	561
4	Cooperatieve Centrale
	Raiffeisen-Boerenleenbank BA	4.200%	5/13/14	1,160	1,245
	Countrywide Financial Corp.	5.800%	6/7/12	1,000	1,042
	Credit Suisse New York	5.000%	5/15/13	5,525	5,891
	Credit Suisse New York	2.200%	1/14/14	1,600	1,620
	Credit Suisse New York	5.500%	5/1/14	1,700	1,862
	Credit Suisse New York	3.500%	3/23/15	2,800	2,882
	Credit Suisse USA Inc.	6.125%	11/15/11	1,544	1,573
	Credit Suisse USA Inc.	5.500%	8/15/13	250	271

8

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Deutsche Bank AG	5.375%	10/12/12	1,466	1,547
	Deutsche Bank AG	2.375%	1/11/13	7,185	7,285
	Deutsche Bank AG	4.875%	5/20/13	1,950	2,071
	Deutsche Bank AG	3.450%	3/30/15	600	619
	Fifth Third Bancorp	6.250%	5/1/13	635	686
	Fifth Third Bancorp	3.625%	1/25/16	1,000	1,005
2	Fifth Third Capital Trust IV	6.500%	4/15/37	120	117
	First Horizon National Corp.	5.375%	12/15/15	400	426
	Golden West Financial Corp.	4.750%	10/1/12	400	419
2	Goldman Sachs Capital II	5.793%	12/29/49	100	80
	Goldman Sachs Group Inc.	4.750%	7/15/13	700	737
	Goldman Sachs Group Inc.	5.250%	10/15/13	225	240
	Goldman Sachs Group Inc.	5.150%	1/15/14	725	771
	Goldman Sachs Group Inc.	6.000%	5/1/14	822	899
	Goldman Sachs Group Inc.	5.000%	10/1/14	100	107
	Goldman Sachs Group Inc.	3.700%	8/1/15	1,475	1,502
	Goldman Sachs Group Inc.	3.625%	2/7/16	645	652
	Goldman Sachs Group Inc.	5.625%	1/15/17	130	138
	Goldman Sachs Group Inc.	6.150%	4/1/18	500	543
4	HSBC Bank plc	1.625%	8/12/13	1,750	1,759
4	HSBC Bank plc	3.500%	6/28/15	500	512
4	ICICI Bank Ltd.	5.750%	1/12/12	200	204
4	ING Bank NV	2.000%	10/18/13	1,900	1,885
4	Intesa Sanpaolo SPA	3.625%	8/12/15	50	49
	Intesa Sanpaolo SpA/
	New York NY	2.375%	12/21/12	2,650	2,704
	JPMorgan Chase & Co.	5.375%	10/1/12	465	491
	JPMorgan Chase & Co.	5.750%	1/2/13	1,750	1,862
	JPMorgan Chase & Co.	4.750%	5/1/13	3,424	3,639
	JPMorgan Chase & Co.	2.050%	1/24/14	700	704
	JPMorgan Chase & Co.	4.875%	3/15/14	800	856
	JPMorgan Chase & Co.	4.650%	6/1/14	200	214
	JPMorgan Chase & Co.	5.125%	9/15/14	500	539
	JPMorgan Chase & Co.	3.700%	1/20/15	1,608	1,666
	JPMorgan Chase & Co.	3.400%	6/24/15	1,920	1,968
5	JPMorgan Chase & Co.	1.476%	9/1/15	190	189
	JPMorgan Chase & Co.	2.600%	1/15/16	1,353	1,329
	KeyCorp	6.500%	5/14/13	2,450	2,663
	KeyCorp	3.750%	8/13/15	250	258
[4,7]	Lloyds Banking Group plc	6.267%	11/29/49	65	47
	Lloyds TSB Bank plc	4.875%	1/21/16	250	255
5	Manufacturers &
	Traders Trust Co.	1.805%	4/1/13	400	399
2	Mellon Capital IV	6.244%	6/29/49	50	46
	Merrill Lynch & Co. Inc.	5.450%	2/5/13	2,250	2,384
	Merrill Lynch & Co. Inc.	6.150%	4/25/13	950	1,020
	Merrill Lynch & Co. Inc.	5.000%	2/3/14	105	111
	Merrill Lynch & Co. Inc.	5.450%	7/15/14	715	768
	Merrill Lynch & Co. Inc.	5.000%	1/15/15	410	433
5	Morgan Stanley	1.253%	4/29/13	2,000	1,990
	Morgan Stanley	2.875%	1/24/14	1,000	1,010
	Morgan Stanley	4.750%	4/1/14	1,100	1,147
	Morgan Stanley	6.000%	5/13/14	1,679	1,830
	Morgan Stanley	4.200%	11/20/14	1,005	1,040
	Morgan Stanley	6.000%	4/28/15	925	1,000
	Morgan Stanley	4.000%	7/24/15	550	559
	Morgan Stanley	3.450%	11/2/15	585	583
	Morgan Stanley	3.800%	4/29/16	60	60
	National City Bank	6.200%	12/15/11	400	410
	National City Bank	4.625%	5/1/13	170	179
	North Fork Bancorporation Inc.	5.875%	8/15/12	134	140
	PNC Funding Corp.	3.000%	5/19/14	500	518
	PNC Funding Corp.	5.400%	6/10/14	400	441
	PNC Funding Corp.	3.625%	2/8/15	800	838
[2,5,8] RBS Capital Trust IV		1.046%	9/29/49	300	178
	Royal Bank of Canada	1.125%	1/15/14	900	908
	Royal Bank of Canada	2.875%	4/19/16	1,700	1,734
	Royal Bank of Scotland
	Group plc	5.000%	11/12/13	400	400
	Royal Bank of Scotland
	Group plc	5.000%	10/1/14	165	163

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Royal Bank of Scotland
	Group plc	5.050%	1/8/15	225	223
	Royal Bank of Scotland plc	3.400%	8/23/13	1,275	1,304
	Royal Bank of Scotland plc	3.250%	1/11/14	500	507
4	Royal Bank of Scotland plc	4.875%	8/25/14	1,838	1,918
	Royal Bank of Scotland plc	3.950%	9/21/15	225	226
	Santander Holdings USA Inc.	4.625%	4/19/16	200	201
4	Santander US Debt SA
	Unipersonal	2.991%	10/7/13	1,500	1,496
4	Societe Generale SA	2.200%	9/14/13	1,030	1,028
4	Societe Generale SA	2.500%	1/15/14	1,210	1,210
4	Sumitomo Mitsui
	Banking Corp.	2.150%	7/22/13	1,330	1,348
	SunTrust Banks Inc.	3.600%	4/15/16	600	607
	UBS AG	2.750%	1/8/13	1,000	1,019
	UBS AG	2.250%	8/12/13	2,425	2,459
	UBS AG	2.250%	1/28/14	1,900	1,913
	UBS AG	3.875%	1/15/15	900	942
[4,5]	Unicredit Luxembourg
	Finance SA	0.623%	1/13/17	1,175	1,150
	UnionBanCal Corp.	5.250%	12/16/13	250	268
	US Bancorp	2.125%	2/15/13	1,270	1,296
	US Bancorp	1.125%	10/30/13	1,200	1,194
	US Bancorp	2.450%	7/27/15	900	907
5	US Bank NA	0.561%	10/14/14	2,000	1,977
	US Bank NA	6.300%	2/4/14	600	669
	Wachovia Bank NA	4.800%	11/1/14	100	107
	Wachovia Bank NA	4.875%	2/1/15	200	215
	Wachovia Bank NA	5.000%	8/15/15	250	268
	Wachovia Corp.	5.500%	5/1/13	4,595	4,932
6	Washington Mutual Bank/
	Debt not acquired
	by JPMorgan	5.550%	6/16/10	210	75
6	Washington Mutual Bank/
	Debt not acquired
	by JPMorgan	6.875%	6/15/11	517	1
	Wells Fargo & Co.	4.375%	1/31/13	1,710	1,793
	Wells Fargo & Co.	4.625%	4/15/14	321	337
	Wells Fargo & Co.	3.750%	10/1/14	765	804
	Wells Fargo & Co.	3.625%	4/15/15	1,150	1,196
2	Wells Fargo & Co.	3.676%	6/15/16	775	801
2	Wells Fargo Capital XIII	7.700%	12/29/49	2,440	2,495
2	Wells Fargo Capital XV	9.750%	12/29/49	920	966
	Westpac Banking Corp.	2.250%	11/19/12	2,998	3,052
	Westpac Banking Corp.	2.100%	8/2/13	1,700	1,721
	Westpac Banking Corp.	1.850%	12/9/13	1,360	1,373
	Westpac Banking Corp.	4.200%	2/27/15	1,225	1,293
	Westpac Banking Corp.	3.000%	8/4/15	350	353

	Brokerage (0.6%)
	BlackRock Inc.	3.500%	12/10/14	740	782
4	Blackstone Holdings
	Finance Co. LLC	6.625%	8/15/19	125	133
4	Cantor Fitzgerald LP	6.375%	6/26/15	400	420
	Charles Schwab Corp.	4.950%	6/1/14	585	640
	Franklin Resources Inc.	2.000%	5/20/13	400	407
	Jefferies Group Inc.	5.875%	6/8/14	150	162
	Jefferies Group Inc.	3.875%	11/9/15	800	808
	Jefferies Group Inc.	5.125%	4/13/18	850	846
[5,6]	Lehman Brothers Holdings
	E-Capital Trust I	2.998%	8/19/65	210	—
[5,6]	Lehman Brothers Holdings Inc.	2.911%	8/21/09	550	140
[5,6]	Lehman Brothers Holdings Inc.	2.907%	11/16/09	880	227
6	Lehman Brothers Holdings Inc.	5.625%	1/24/13	220	58
	TD Ameritrade Holding Corp.	2.950%	12/1/12	1,225	1,253

	Finance Companies (2.5%)
	General Electric Capital Corp.	3.500%	8/13/12	235	242
	General Electric Capital Corp.	5.250%	10/19/12	2,613	2,759
	General Electric Capital Corp.	2.800%	1/8/13	675	692
	General Electric Capital Corp.	5.450%	1/15/13	900	957

9

Vanguard Short-Term Investment-Grade Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
General Electric Capital Corp.	4.800%	5/1/13	2,123	2,254
General Electric Capital Corp.	1.875%	9/16/13	1,525	1,535
General Electric Capital Corp.	2.100%	1/7/14	795	805
General Electric Capital Corp.	5.900%	5/13/14	925	1,026
General Electric Capital Corp.	5.500%	6/4/14	350	385
General Electric Capital Corp.	4.750%	9/15/14	242	262
General Electric Capital Corp.	3.750%	11/14/14	350	369
2 General Electric Capital Corp.	6.375%	11/15/67	375	383
2 HSBC Finance Capital Trust IX	5.911%	11/30/35	300	280
HSBC Finance Corp.	6.375%	10/15/11	2,176	2,211
HSBC Finance Corp.	7.000%	5/15/12	1,150	1,211
HSBC Finance Corp.	5.900%	6/19/12	2,220	2,325
5 HSBC Finance Corp.	0.597%	9/14/12	200	199
HSBC Finance Corp.	6.375%	11/27/12	1,100	1,177
HSBC Finance Corp.	5.250%	1/15/14	1,725	1,858
HSBC Finance Corp.	5.000%	6/30/15	350	376
HSBC Finance Corp.	5.500%	1/19/16	400	437
5 HSBC Finance Corp.	0.684%	6/1/16	400	379
SLM Corp.	6.250%	1/25/16	840	874
Springleaf Finance Corp.	5.200%	12/15/11	290	290
4 USAA Capital Corp.	3.500%	7/17/14	240	254

Insurance (5.3%)
ACE INA Holdings Inc.	5.875%	6/15/14	360	403
Aetna Inc.	6.000%	6/15/16	325	372
Allied World Assurance Co.
Holdings Ltd.	7.500%	8/1/16	220	252
Allstate Corp.	6.125%	2/15/12	357	369
Allstate Corp.	6.200%	5/16/14	540	611
Allstate Life Global
Funding Trusts	5.375%	4/30/13	575	619
2 American International
Group Inc.	4.250%	5/15/13	708	732
American International
Group Inc.	3.650%	1/15/14	525	533
American International
Group Inc.	5.050%	10/1/15	895	927
4 ASIF Global Financing XIX	4.900%	1/17/13	1,180	1,236
Axis Capital Holdings Ltd.	5.750%	12/1/14	1,140	1,233
Berkshire Hathaway
Finance Corp.	4.500%	1/15/13	650	687
Berkshire Hathaway
Finance Corp.	4.600%	5/15/13	1,754	1,870
Berkshire Hathaway
Finance Corp.	5.000%	8/15/13	100	108
Berkshire Hathaway
Finance Corp.	4.625%	10/15/13	500	536
Berkshire Hathaway
Finance Corp.	1.500%	1/10/14	600	606
Berkshire Hathaway
Finance Corp.	5.100%	7/15/14	350	388
Berkshire Hathaway
Finance Corp.	2.450%	12/15/15	825	834
Berkshire Hathaway Inc.	2.125%	2/11/13	2,100	2,149
2 Chubb Corp.	6.375%	3/29/67	80	81
CNA Financial Corp.	5.850%	12/15/14	740	801
CNA Financial Corp.	6.500%	8/15/16	175	195
Coventry Health Care Inc.	5.875%	1/15/12	570	581
Hartford Financial
Services Group Inc.	4.000%	3/30/15	200	206
4 Jackson National Life
Global Funding	5.375%	5/8/13	1,050	1,125
Lincoln National Corp.	5.650%	8/27/12	750	786
2 Lincoln National Corp.	6.050%	4/20/67	195	185
Manulife Financial Corp.	3.400%	9/17/15	380	393
Marsh & McLennan Cos. Inc.	6.250%	3/15/12	230	238
Marsh & McLennan Cos. Inc.	5.375%	7/15/14	340	374
Marsh & McLennan Cos. Inc.	5.750%	9/15/15	400	447
4 MassMutual Global Funding II	2.875%	4/21/14	425	439
4 MassMutual Global Funding II	3.125%	4/14/16	625	639
MetLife Inc.	2.375%	2/6/14	1,500	1,529

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Metropolitan Life
	Global Funding I	2.875%	9/17/12	1,425	1,453
4	Metropolitan Life
	Global Funding I	2.500%	1/11/13	275	280
4	Metropolitan Life G
	lobal Funding I	5.125%	4/10/13	1,285	1,369
4	Metropolitan Life
	Global Funding I	2.000%	1/10/14	1,000	1,007
[4,5]	Monumental
	Global Funding III	0.444%	1/25/13	275	273
[4,5]	Monumental
	Global Funding III	0.478%	1/15/14	350	343
4	Monumental
	Global Funding III	5.250%	1/15/14	375	401
4	Monumental
	Global Funding Ltd.	5.500%	4/22/13	25	27
4	New York Life Global Funding	5.375%	9/15/13	300	327
4	New York Life Global Funding	3.000%	5/4/15	565	583
4	Pacific Life Global Funding	5.150%	4/15/13	194	206
4	Pricoa Global Funding I	4.625%	6/25/12	70	72
4	Pricoa Global Funding I	5.400%	10/18/12	415	438
4	Pricoa Global Funding I	5.450%	6/11/14	1,455	1,601
	Principal Financial Group Inc.	7.875%	5/15/14	700	807
4	Principal Life Global Funding I	6.250%	2/15/12	1,250	1,292
4	Principal Life Global Funding I	5.250%	1/15/13	885	938
4	Principal Life Global Funding I	5.125%	10/15/13	360	389
4	Principal Life Global Funding I	5.050%	3/15/15	250	268
	Principal Life Income
	Funding Trusts	5.300%	12/14/12	25	27
	Principal Life Income
	Funding Trusts	5.300%	4/24/13	340	364
	Protective Life Corp.	4.300%	6/1/13	265	276
	Prudential Financial Inc.	5.800%	6/15/12	610	638
	Prudential Financial Inc.	3.625%	9/17/12	725	747
	Prudential Financial Inc.	2.750%	1/14/13	1,500	1,530
	Prudential Financial Inc.	5.100%	9/20/14	250	272
	Prudential Financial Inc.	6.200%	1/15/15	150	168
	Prudential Financial Inc.	3.000%	5/12/16	275	274
4	TIAA Global Markets Inc.	4.950%	7/15/13	140	151
	Transatlantic Holdings Inc.	5.750%	12/14/15	1,050	1,121
	Travelers Cos. Inc.	5.375%	6/15/12	250	261
	Travelers Property
	Casualty Corp.	5.000%	3/15/13	865	923
	UnitedHealth Group Inc.	5.500%	11/15/12	1,073	1,139
	UnitedHealth Group Inc.	4.875%	2/15/13	983	1,041
	UnitedHealth Group Inc.	4.875%	4/1/13	755	802
	UnitedHealth Group Inc.	4.750%	2/10/14	100	107
	UnitedHealth Group Inc.	5.000%	8/15/14	110	120
	WellPoint Health
	Networks Inc.	6.375%	1/15/12	250	257
	WellPoint Inc.	6.800%	8/1/12	924	982
	WellPoint Inc.	6.000%	2/15/14	955	1,063
	WellPoint Inc.	5.000%	12/15/14	340	374
	Willis North America Inc.	5.625%	7/15/15	879	948
	XL Capital Finance Europe plc	6.500%	1/15/12	966	993
	XL Group plc	5.250%	9/15/14	612	656
[2,4]	ZFS Finance USA Trust IV	5.875%	5/9/32	94	94

	Real Estate Investment Trusts (1.3%)
	Arden Realty LP	5.200%	9/1/11	180	181
	Boston Properties LP	6.250%	1/15/13	53	57
	Brandywine Operating
	Partnership LP	5.750%	4/1/12	109	112
	Brandywine Operating
	Partnership LP	5.400%	11/1/14	150	160
	Camden Property Trust	5.000%	6/15/15	190	205
	Developers Diversified
	Realty Corp.	5.375%	10/15/12	299	307
	Developers Diversified
	Realty Corp.	5.500%	5/1/15	655	704
	Digital Realty Trust LP	4.500%	7/15/15	1,368	1,417

10

Vanguard Short-Term Investment-Grade Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Duke Realty LP	4.625%	5/15/13	275	288
Duke Realty LP	6.250%	5/15/13	336	361
ERP Operating LP	6.584%	4/13/15	239	271
HCP Inc.	6.450%	6/25/12	300	314
HCP Inc.	2.700%	2/1/14	450	456
HCP Inc.	3.750%	2/1/16	450	458
Healthcare Realty Trust Inc.	5.125%	4/1/14	391	415
Hospitality Properties Trust	7.875%	8/15/14	200	224
Kilroy Realty LP	5.000%	11/3/15	450	470
Kimco Realty Corp.	4.820%	8/15/11	325	326
Kimco Realty Corp.	5.783%	3/15/16	380	423
Liberty Property LP	6.375%	8/15/12	506	532
Senior Housing
Properties Trust	4.300%	1/15/16	300	300
Simon Property Group LP	6.750%	5/15/14	175	198
Simon Property Group LP	5.250%	12/1/16	140	153
Tanger Properties LP	6.150%	11/15/15	450	503
Ventas Realty LP/
Ventas Capital Corp.	3.125%	11/30/15	425	421
Ventas Realty LP/
Ventas Capital Corp.	6.500%	6/1/16	300	310
Ventas Realty LP/
Ventas Capital Corp.	6.500%	6/1/16	170	175
4 WCI Finance LLC/
WEA Finance LLC	5.400%	10/1/12	900	945
4 WEA Finance LLC/
WT Finance Aust Pty Ltd.	7.500%	6/2/14	600	692
4 WEA Finance LLC/
WT Finance Aust Pty Ltd.	5.750%	9/2/15	475	526
				283,523
Industrial (27.9%)
Basic Industry (2.0%)
Air Products & Chemicals Inc.	4.150%	2/1/13	300	314
4 Anglo American Capital plc	2.150%	9/27/13	850	860
4 Anglo American Capital plc	9.375%	4/8/14	275	330
ArcelorMittal	5.375%	6/1/13	2,243	2,381
ArcelorMittal	9.000%	2/15/15	375	447
ArcelorMittal	3.750%	8/5/15	675	690
ArcelorMittal	3.750%	3/1/16	225	227
ArcelorMittal USA Inc.	6.500%	4/15/14	100	111
4 Barrick Gold Corp.	1.750%	5/30/14	460	461
4 Barrick Gold Corp.	2.900%	5/30/16	340	341
Barrick Gold Financeco LLC	6.125%	9/15/13	550	607
BHP Billiton Finance USA Ltd.	5.125%	3/29/12	500	517
BHP Billiton Finance USA Ltd.	4.800%	4/15/13	175	187
BHP Billiton Finance USA Ltd.	5.500%	4/1/14	1,100	1,221
Celulosa Arauco y
Constitucion SA	5.125%	7/9/13	120	126
4 Chevron Phillips
Chemical Co. LLC/LP	7.000%	6/15/14	200	227
Dow Chemical Co.	4.850%	8/15/12	230	240
Dow Chemical Co.	7.600%	5/15/14	470	544
Dow Chemical Co.	5.900%	2/15/15	430	482
Dow Chemical Co.	2.500%	2/15/16	500	497
EI du Pont de Nemours & Co.	5.875%	1/15/14	8	9
EI du Pont de Nemours & Co.	1.950%	1/15/16	740	730
International Paper Co.	5.300%	4/1/15	250	273
International Paper Co.	7.950%	6/15/18	175	208
Monsanto Co.	2.750%	4/15/16	240	245
4 Mosaic Co.	7.625%	12/1/16	250	267
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	3,650	4,379
Rio Tinto Finance USA Ltd.	1.875%	11/2/15	480	474
Rio Tinto Finance USA Ltd.	2.500%	5/20/16	1,030	1,028
Rohm & Haas Co.	5.600%	3/15/13	470	503

Capital Goods (4.3%)
3M Co.	4.500%	11/1/11	500	507
4 ABB Treasury
Center USA Inc.	2.500%	6/15/16	350	346
Allied Waste
North America Inc.	6.875%	6/1/17	200	218

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
4 BAE Systems Holdings Inc.	6.400%	12/15/11	500	511
Boeing Capital Corp.	6.500%	2/15/12	2,000	2,074
Boeing Capital Corp.	5.800%	1/15/13	500	538
Boeing Co.	3.500%	2/15/15	250	265
Case New Holland Inc.	7.750%	9/1/13	1,020	1,102
Caterpillar Financial
Services Corp.	4.250%	2/8/13	720	760
Caterpillar Financial
Services Corp.	4.900%	8/15/13	450	486
Caterpillar Financial
Services Corp.	6.200%	9/30/13	1,800	2,002
Caterpillar Financial
Services Corp.	6.125%	2/17/14	1,975	2,219
Caterpillar Financial
Services Corp.	1.650%	4/1/14	625	633
Caterpillar Financial
Services Corp.	1.375%	5/20/14	1,080	1,081
Caterpillar Financial
Services Corp.	4.750%	2/17/15	130	143
Caterpillar Financial
Services Corp.	2.750%	6/24/15	250	259
Caterpillar Financial
Services Corp.	2.650%	4/1/16	450	459
Caterpillar Inc.	1.375%	5/27/14	1,250	1,254
Cooper US Inc.	5.250%	11/15/12	550	581
CRH America Inc.	5.625%	9/30/11	2,209	2,234
CRH America Inc.	5.300%	10/15/13	475	507
CRH America Inc.	4.125%	1/15/16	950	966
Danaher Corp.	1.300%	6/23/14	325	325
Eaton Corp.	5.750%	7/15/12	350	369
Eaton Corp.	5.950%	3/20/14	250	280
Emerson Electric Co.	5.625%	11/15/13	200	222
Emerson Electric Co.	4.125%	4/15/15	230	249
General Dynamics Corp.	4.250%	5/15/13	1,500	1,598
General Electric Co.	5.000%	2/1/13	6,150	6,526
General Electric Co.	5.250%	12/6/17	750	832
Harsco Corp.	2.700%	10/15/15	950	951
Honeywell International Inc.	6.125%	11/1/11	185	188
Honeywell International Inc.	4.250%	3/1/13	75	79
Illinois Tool Works Inc.	5.150%	4/1/14	615	679
Ingersoll-Rand Global
Holding Co. Ltd.	6.000%	8/15/13	455	498
Ingersoll-Rand Global
Holding Co. Ltd.	9.500%	4/15/14	725	870
John Deere Capital Corp.	7.000%	3/15/12	2,300	2,405
John Deere Capital Corp.	5.250%	10/1/12	1,600	1,690
John Deere Capital Corp.	1.875%	6/17/13	150	153
John Deere Capital Corp.	4.900%	9/9/13	750	812
John Deere Capital Corp.	2.950%	3/9/15	1,050	1,094
John Deere Capital Corp.	2.250%	6/7/16	450	449
L-3 Communications Corp.	6.375%	10/15/15	50	51
Lafarge SA	6.150%	7/15/11	50	50
Mohawk Industries Inc.	7.200%	4/15/12	600	622
2 Mohawk Industries Inc.	6.875%	1/15/16	325	352
Tyco International Finance SA	6.000%	11/15/13	250	276
Tyco International Finance SA	4.125%	10/15/14	150	160

Communication (6.1%)
America Movil SAB de CV	5.500%	3/1/14	620	682
America Movil SAB de CV	3.625%	3/30/15	625	659
American Tower Corp.	4.625%	4/1/15	125	131
2 AT&T Corp.	7.300%	11/15/11	1,380	1,413
AT&T Inc.	5.875%	2/1/12	750	773
AT&T Inc.	4.950%	1/15/13	625	662
AT&T Inc.	6.700%	11/15/13	2,225	2,494
AT&T Inc.	4.850%	2/15/14	445	483
AT&T Inc.	5.100%	9/15/14	1,645	1,810
AT&T Inc.	2.500%	8/15/15	500	506
AT&T Mobility LLC	6.500%	12/15/11	750	769
BellSouth Corp.	5.200%	9/15/14	900	990
British Telecommunications plc	5.150%	1/15/13	1,000	1,059

11

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Cellco Partnership/
	Verizon Wireless Capital LLC	7.375%	11/15/13	2,740	3,114
	Cellco Partnership/
	Verizon Wireless Capital LLC	5.550%	2/1/14	3,775	4,154
2	CenturyLink Inc.	7.875%	8/15/12	750	798
	CenturyLink Inc.	5.000%	2/15/15	250	259
	Comcast Cable
	Communications Holdings Inc. 8.375%		3/15/13	582	651
	Comcast Corp.	5.300%	1/15/14	500	548
	Comcast Corp.	6.500%	1/15/15	450	515
	COX Communications Inc.	7.125%	10/1/12	1,489	1,602
	COX Communications Inc.	5.450%	12/15/14	160	178
	Deutsche Telekom
	International Finance BV	5.250%	7/22/13	300	324
	Deutsche Telekom
	International Finance BV	5.875%	8/20/13	410	449
	Deutsche Telekom
	International Finance BV	4.875%	7/8/14	100	109
	DIRECTV Holdings LLC
	DIRECTV Financing Co. Inc.	3.500%	3/1/16	955	984
	Discovery
	Communications LLC	3.700%	6/1/15	250	263
	Embarq Corp.	6.738%	6/1/13	500	540
	Interpublic Group of Cos. Inc.	6.250%	11/15/14	350	388
	McGraw-Hill Cos. Inc.	5.375%	11/15/12	290	304
4	NBCUniversal Media LLC	2.100%	4/1/14	800	811
4	NBCUniversal Media LLC	3.650%	4/30/15	350	367
4	NBCUniversal Media LLC	2.875%	4/1/16	525	526
	New Cingular Wireless
	Services Inc.	8.125%	5/1/12	1,008	1,069
	Omnicom Group Inc.	5.900%	4/15/16	375	420
2	Qwest Corp.	8.875%	3/15/12	1,200	1,262
	Qwest Corp.	7.500%	10/1/14	125	140
	Reed Elsevier Capital Inc.	7.750%	1/15/14	200	229
	Rogers Communications Inc.	6.375%	3/1/14	250	281
	RR Donnelley & Sons Co.	4.950%	4/1/14	700	712
	RR Donnelley & Sons Co.	6.125%	1/15/17	154	150
	Telecom Italia Capital SA	6.200%	7/18/11	300	301
	Telecom Italia Capital SA	5.250%	11/15/13	1,300	1,364
	Telecom Italia Capital SA	6.175%	6/18/14	450	484
	Telecom Italia Capital SA	4.950%	9/30/14	900	941
	Telefonica Emisiones SAU	5.855%	2/4/13	1,640	1,737
	Telefonica Emisiones SAU	2.582%	4/26/13	2,595	2,617
	Telefonica Emisiones SAU	4.949%	1/15/15	375	400
	Telefonica Emisiones SAU	3.992%	2/16/16	275	277
	Telefonica Emisiones SAU	6.421%	6/20/16	125	140
	Thomson Reuters Corp.	5.950%	7/15/13	1,750	1,912
	Thomson Reuters Corp.	5.700%	10/1/14	575	643
	Time Warner Cable Inc.	6.200%	7/1/13	425	466
	Time Warner Cable Inc.	8.250%	2/14/14	300	349
	Time Warner Cable Inc.	7.500%	4/1/14	725	834
	Time Warner Cable Inc.	3.500%	2/1/15	300	312
	Verizon Communications Inc.	4.350%	2/15/13	1,100	1,157
	Verizon Communications Inc.	5.250%	4/15/13	2,559	2,743
	Verizon Communications Inc.	1.950%	3/28/14	2,100	2,132
	Verizon Communications Inc.	4.900%	9/15/15	150	166
	Verizon Communications Inc.	5.550%	2/15/16	995	1,122
	Verizon Global Funding Corp.	7.375%	9/1/12	700	752
	Vodafone Group plc	4.150%	6/10/14	2,275	2,446
	WPP Finance UK	5.875%	6/15/14	370	407
	WPP Finance UK	8.000%	9/15/14	120	140

	Consumer Cyclical (2.9%)
4	American Honda Finance Corp.	2.375%	3/18/13	825	841
4	American Honda Finance Corp.	4.625%	4/2/13	450	476
4	American Honda Finance Corp.	6.700%	10/1/13	600	668
4	American Honda Finance Corp.	2.500%	9/21/15	240	241
	Best Buy Co. Inc.	6.750%	7/15/13	225	246
	CVS Caremark Corp.	3.250%	5/18/15	350	363
2	CVS Caremark Corp.	6.302%	6/1/37	375	364
[2,4]	CVS Pass-Through Trust	6.117%	1/10/13	420	443

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Daimler Finance
North America LLC	7.300%	1/15/12	1,050	1,086
Daimler Finance
North America LLC	6.500%	11/15/13	635	706
Darden Restaurants Inc.	5.625%	10/15/12	290	306
eBay Inc.	1.625%	10/15/15	640	623
Ford Motor Credit Co. LLC	7.000%	4/15/15	510	552
Ford Motor Credit Co. LLC	5.625%	9/15/15	100	104
Ford Motor Credit Co. LLC	5.000%	5/15/18	320	318
4 Harley-Davidson Funding Corp.	5.250%	12/15/12	805	843
4 Harley-Davidson Funding Corp.	5.750%	12/15/14	610	667
Historic TW Inc.	9.125%	1/15/13	840	933
4 Hyundai Capital America	3.750%	4/6/16	100	101
Hyundai Capital Services Inc.	5.625%	1/24/12	285	291
4 Hyundai Capital Services Inc.	4.375%	7/27/16	480	491
JC Penney Corp. Inc.	9.000%	8/1/12	510	548
K Hovnanian Enterprises Inc.	6.250%	1/15/16	160	99
4 Kia Motors Corp.	3.625%	6/14/16	200	198
Macy’s Retail Holdings Inc.	5.350%	3/15/12	525	538
Macy’s Retail Holdings Inc.	5.750%	7/15/14	290	318
Macy’s Retail Holdings Inc.	5.900%	12/1/16	845	949
4 Nissan Motor
Acceptance Corp.	3.250%	1/30/13	1,030	1,055
4 Nissan Motor
Acceptance Corp.	4.500%	1/30/15	130	138
Nordstrom Inc.	6.750%	6/1/14	390	446
5 PACCAR Financial Corp.	0.640%	4/5/13	1,275	1,281
4 RCI Banque SA	3.400%	4/11/14	510	519
4 RCI Banque SA	4.600%	4/12/16	280	287
Staples Inc.	7.375%	10/1/12	520	559
Target Corp.	5.125%	1/15/13	220	235
Toll Brothers Finance Corp.	5.150%	5/15/15	370	381
Toyota Motor Credit Corp.	1.375%	8/12/13	830	835
4 Volkswagen International
Finance NV	1.625%	8/12/13	475	479
4 Volkswagen International
Finance NV	1.875%	4/1/14	1,400	1,412
4 Volvo Treasury AB	5.950%	4/1/15	1,100	1,219
Wal-Mart Stores Inc.	1.625%	4/15/14	440	446
Wal-Mart Stores Inc.	3.200%	5/15/14	425	449
Wal-Mart Stores Inc.	2.875%	4/1/15	1,380	1,433
Wal-Mart Stores Inc.	1.500%	10/25/15	1,100	1,079
Walgreen Co.	4.875%	8/1/13	400	433
Walt Disney Co.	6.375%	3/1/12	35	36
4 Wesfarmers Ltd.	2.983%	5/18/16	180	180
Western Union Co.	6.500%	2/26/14	665	742

Consumer Noncyclical (5.6%)
Abbott Laboratories	2.700%	5/27/15	475	492
Allergan Inc.	5.750%	4/1/16	372	425
Altria Group Inc.	8.500%	11/10/13	937	1,083
Altria Group Inc.	4.125%	9/11/15	908	962
AmerisourceBergen Corp.	5.625%	9/15/12	260	273
Amgen Inc.	2.300%	6/15/16	510	506
Anheuser-Busch Cos. Inc.	5.000%	1/15/15	81	89
Anheuser-Busch InBev
Worldwide Inc.	2.500%	3/26/13	2,500	2,570
Anheuser-Busch InBev
Worldwide Inc.	5.375%	11/15/14	495	552
Anheuser-Busch InBev
Worldwide Inc.	4.125%	1/15/15	115	123
Anheuser-Busch InBev
Worldwide Inc.	2.875%	2/15/16	1,040	1,061
AstraZeneca plc	5.400%	9/15/12	350	371
AstraZeneca plc	5.400%	6/1/14	240	268
Avon Products Inc.	5.625%	3/1/14	410	448
Baxter International Inc.	1.800%	3/15/13	190	193
Biogen Idec Inc.	6.000%	3/1/13	895	958
Boston Scientific Corp.	4.500%	1/15/15	900	948
Boston Scientific Corp.	6.400%	6/15/16	370	417
Bottling Group LLC	6.950%	3/15/14	250	287

12

Vanguard Short-Term Investment-Grade Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Bunge Ltd. Finance Corp.	5.100%	7/15/15	100	107
Bunge Ltd. Finance Corp.	4.100%	3/15/16	430	445
Cardinal Health Inc.	5.500%	6/15/13	100	108
CareFusion Corp.	4.125%	8/1/12	120	124
CareFusion Corp.	5.125%	8/1/14	360	394
4 Cargill Inc.	4.307%	5/14/21	106	106
Celgene Corp.	2.450%	10/15/15	400	397
Church & Dwight Co. Inc.	3.350%	12/15/15	240	245
Clorox Co.	5.000%	3/1/13	75	79
4 Coca-Cola Amatil Ltd.	3.250%	11/2/14	160	167
Coca-Cola Co.	0.750%	11/15/13	750	748
Coca-Cola Co.	3.625%	3/15/14	400	426
Coca-Cola Co.	1.500%	11/15/15	910	905
Coca-Cola Refreshments
USA Inc.	5.000%	8/15/13	500	541
Coca-Cola Refreshments
USA Inc.	7.375%	3/3/14	350	406
Coca-Cola Refreshments
USA Inc.	4.250%	3/1/15	100	109
Covidien International
Finance SA	5.450%	10/15/12	150	159
Covidien International
Finance SA	1.875%	6/15/13	750	762
CR Bard Inc.	2.875%	1/15/16	520	533
Delhaize Group SA	5.875%	2/1/14	50	55
Diageo Capital plc	5.200%	1/30/13	150	160
Dr Pepper Snapple Group Inc.	2.350%	12/21/12	250	255
Express Scripts Inc.	6.250%	6/15/14	495	555
Express Scripts Inc.	3.125%	5/15/16	500	502
GlaxoSmithKline Capital Inc.	4.850%	5/15/13	2,850	3,064
Hershey Co.	5.300%	9/1/11	125	126
HJ Heinz Co.	5.350%	7/15/13	175	189
Hospira Inc.	5.900%	6/15/14	150	166
Kellogg Co.	5.125%	12/3/12	230	243
Kellogg Co.	4.250%	3/6/13	350	369
Koninklijke Philips
Electronics NV	4.625%	3/11/13	335	353
Kraft Foods Inc.	5.625%	11/1/11	78	79
Kraft Foods Inc.	6.250%	6/1/12	183	192
Kraft Foods Inc.	6.000%	2/11/13	661	713
Kraft Foods Inc.	2.625%	5/8/13	1,066	1,096
Kraft Foods Inc.	5.250%	10/1/13	218	237
Kraft Foods Inc.	6.750%	2/19/14	580	656
Kroger Co.	5.000%	4/15/13	775	828
Kroger Co.	7.500%	1/15/14	375	429
Life Technologies Corp.	4.400%	3/1/15	400	424
McKesson Corp.	5.250%	3/1/13	250	266
McKesson Corp.	6.500%	2/15/14	220	247
Mead Johnson Nutrition Co.	3.500%	11/1/14	400	419
Medco Health Solutions Inc.	6.125%	3/15/13	700	754
Medco Health Solutions Inc.	7.250%	8/15/13	500	555
Medtronic Inc.	4.500%	3/15/14	250	271
Medtronic Inc.	3.000%	3/15/15	135	141
Novartis Capital Corp.	1.900%	4/24/13	2,250	2,301
Novartis Capital Corp.	4.125%	2/10/14	500	538
PepsiAmericas Inc.	4.375%	2/15/14	375	405
PepsiCo Inc.	4.650%	2/15/13	670	713
PepsiCo Inc.	0.875%	10/25/13	940	938
PepsiCo Inc.	3.750%	3/1/14	608	649
Pfizer Inc.	4.500%	2/15/14	100	109
Pfizer Inc.	5.350%	3/15/15	1,125	1,266
Philip Morris International Inc.	4.875%	5/16/13	900	965
Philip Morris International Inc.	6.875%	3/17/14	315	361
Philip Morris International Inc.	2.500%	5/16/16	400	400
Procter & Gamble International
Funding SCA	1.350%	8/26/11	500	501
Reynolds American Inc.	7.250%	6/1/13	200	221
Reynolds American Inc.	7.625%	6/1/16	75	91
4 Roche Holdings Inc.	5.000%	3/1/14	64	70
4 SABMiller plc	6.200%	7/1/11	1,125	1,125
Safeway Inc.	6.250%	3/15/14	250	279

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Sanofi	1.625%	3/28/14	895	906
St. Jude Medical Inc.	2.200%	9/15/13	1,250	1,275
St. Jude Medical Inc.	3.750%	7/15/14	500	531
Stryker Corp.	3.000%	1/15/15	170	176
Sysco Corp.	4.200%	2/12/13	220	232
Teva Pharmaceutical Finance II
BV/Teva Pharmaceutical
Finance III LLC	3.000%	6/15/15	240	246
Thermo Fisher Scientific Inc.	2.150%	12/28/12	450	458
Whirlpool Corp.	5.500%	3/1/13	925	980
4 WM Wrigley Jr Co.	2.450%	6/28/12	1,340	1,349
2 Wyeth	5.500%	3/15/13	1,610	1,732
Wyeth	5.500%	2/1/14	1,375	1,525

Energy (2.9%)
Anadarko Petroleum Corp.	5.750%	6/15/14	800	879
Anadarko Petroleum Corp.	5.950%	9/15/16	220	246
Anadarko Petroleum Corp.	6.375%	9/15/17	260	298
Apache Corp.	5.250%	4/15/13	100	108
BP Capital Markets plc	5.250%	11/7/13	1,761	1,912
BP Capital Markets plc	3.625%	5/8/14	1,310	1,376
BP Capital Markets plc	3.875%	3/10/15	1,460	1,536
BP Capital Markets plc	3.125%	10/1/15	775	793
BP Capital Markets plc	3.200%	3/11/16	1,030	1,047
Burlington Resources
Finance Co.	6.500%	12/1/11	50	51
Canadian Natural
Resources Ltd.	6.700%	7/15/11	200	200
Canadian Natural
Resources Ltd.	5.150%	2/1/13	330	351
Cenovus Energy Inc.	4.500%	9/15/14	325	352
ConocoPhillips	4.750%	2/1/14	1,850	2,015
ConocoPhillips	4.600%	1/15/15	170	187
ConocoPhillips Australia
Funding Co.	5.500%	4/15/13	270	292
Devon Energy Corp.	5.625%	1/15/14	150	166
Devon Financing Corp. ULC	6.875%	9/30/11	890	903
Ensco plc	3.250%	3/15/16	875	887
EOG Resources Inc.	6.125%	10/1/13	275	304
EOG Resources Inc.	2.950%	6/1/15	540	556
Husky Energy Inc.	5.900%	6/15/14	426	473
4 Marathon Petroleum Corp.	3.500%	3/1/16	400	410
Noble Holding
International Ltd.	3.450%	8/1/15	540	559
Noble Holding
International Ltd.	3.050%	3/1/16	370	373
Occidental Petroleum Corp.	2.500%	2/1/16	900	914
4 Schlumberger SA	2.650%	1/15/16	370	376
Shell International Finance BV	4.000%	3/21/14	3,846	4,134
Shell International Finance BV	3.100%	6/28/15	905	944
4 Statoil ASA	5.125%	4/30/14	250	276
Total Capital Canada Ltd.	1.625%	1/28/14	625	633
Total Capital SA	3.000%	6/24/15	350	364
Total Capital SA	3.125%	10/2/15	250	260
Transocean Inc.	4.950%	11/15/15	1,000	1,079
Valero Energy Corp.	6.875%	4/15/12	600	628
Valero Energy Corp.	4.750%	6/15/13	500	531
Valero Energy Corp.	4.500%	2/1/15	375	401
Weatherford International Ltd.	5.150%	3/15/13	11	12
4 Woodside Finance Ltd.	8.125%	3/1/14	225	261

Technology (2.9%)
Affiliated Computer
Services Inc.	5.200%	6/1/15	250	274
Applied Materials Inc.	2.650%	6/15/16	450	452
Cisco Systems Inc.	1.625%	3/14/14	1,960	1,979
Computer Sciences Corp.	5.500%	3/15/13	80	85
Dell Inc.	4.700%	4/15/13	250	266
Dell Inc.	2.100%	4/1/14	1,000	1,019
Dell Inc.	5.625%	4/15/14	650	723
Dell Inc.	2.300%	9/10/15	400	401

13

Vanguard Short-Term Investment-Grade Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Dun & Bradstreet Corp.	6.000%	4/1/13	600	645
Dun & Bradstreet Corp.	2.875%	11/15/15	250	250
Fiserv Inc.	3.125%	6/15/16	150	149
Hewlett-Packard Co.	4.500%	3/1/13	1,750	1,854
Hewlett-Packard Co.	1.250%	9/13/13	1,000	1,003
Hewlett-Packard Co.	6.125%	3/1/14	1,280	1,433
Hewlett-Packard Co.	1.550%	5/30/14	420	422
Hewlett-Packard Co.	2.125%	9/13/15	250	250
Hewlett-Packard Co.	2.200%	12/1/15	125	125
Hewlett-Packard Co.	2.650%	6/1/16	460	463
2 HP Enterprise Services LLC	6.000%	8/1/13	1,775	1,950
IBM International Group
Capital LLC	5.050%	10/22/12	1,150	1,216
International Business
Machines Corp.	4.750%	11/29/12	180	190
International Business
Machines Corp.	2.100%	5/6/13	1,625	1,663
International Business
Machines Corp.	1.000%	8/5/13	3,350	3,357
International Business
Machines Corp.	6.500%	10/15/13	225	252
International Business
Machines Corp.	2.000%	1/5/16	450	447
Intuit Inc.	5.400%	3/15/12	200	206
Lexmark International Inc.	5.900%	6/1/13	500	533
Microsoft Corp.	2.950%	6/1/14	550	581
Motorola Solutions Inc.	8.000%	11/1/11	550	562
Oracle Corp.	4.950%	4/15/13	487	522
Oracle Corp.	3.750%	7/8/14	1,047	1,121
Pitney Bowes Inc.	4.875%	8/15/14	500	538
Pitney Bowes Inc.	5.000%	3/15/15	225	242
Texas Instruments Inc.	1.375%	5/15/14	825	826
Xerox Corp.	6.875%	8/15/11	1,050	1,057

Transportation (1.2%)
American Airlines Pass
Through Trust 2001-02	7.858%	10/1/11	360	365
Burlington Northern
Santa Fe LLC	5.900%	7/1/12	100	105
Canadian National Railway Co.	6.375%	10/15/11	170	173
Canadian National Railway Co.	4.950%	1/15/14	269	294
2 Continental Airlines 1997–4
Class A Pass Through Trust	6.900%	1/2/18	222	235
2 Continental Airlines 1998–1
Class A Pass Through Trust	6.648%	9/15/17	94	99
2 Continental Airlines 2000–1
Class A–1 Pass Through Trust	8.048%	11/1/20	181	195
2 Continental Airlines 2005–ERJ1
Pass Through Trust	9.798%	4/1/21	154	159
5 Continental Airlines 2006–1
Class G Pass Through Trust	0.603%	6/2/13	285	271
CSX Corp.	5.750%	3/15/13	400	430
CSX Corp.	5.500%	8/1/13	474	514
CSX Corp.	6.250%	4/1/15	132	151
Delta Air Lines 2001–1
Class A–2 Pass
Through Trust	7.111%	9/18/11	815	821
Delta Air Lines 2002–1
Class G–2 Pass
Through Trust	6.417%	7/2/12	310	316
2 Delta Air Lines 2007–1
Class B Pass Through Trust	8.021%	8/10/22	92	93
2 Delta Air Lines 2010–1
Class A Pass Through Trust	6.200%	7/2/18	575	600
4 ERAC USA Finance LLC	2.750%	7/1/13	500	511
4 ERAC USA Finance LLC	2.250%	1/10/14	1,300	1,312
4 ERAC USA Finance LLC	5.600%	5/1/15	76	84
JB Hunt Transport
Services Inc.	3.375%	9/15/15	290	292

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,5]	JetBlue Airways 2004–1 G–1
	Pass Through Trust	0.622%	12/15/13	205	199
5	JetBlue Airways 2004–1 G–2
	Pass Through Trust	0.667%	3/15/14	625	567
5	JetBlue Airways 2004-2 G–2
	Pass Through Trust	0.711%	11/15/16	440	376
	Ryder System Inc.	6.000%	3/1/13	1,090	1,166
	Ryder System Inc.	5.850%	3/1/14	165	181
	Ryder System Inc.	3.150%	3/2/15	550	563
	Ryder System Inc.	3.600%	3/1/16	595	607
4	Southwest Airlines Co.	10.500%	12/15/11	625	653
2	Southwest Airlines Co. 2007–1
	Pass Through Trust	6.150%	8/1/22	65	70
	Union Pacific Corp.	5.450%	1/31/13	100	107
					262,353
Utilities (5.4%)
	Electric (4.3%)
	Alabama Power Co.	4.850%	12/15/12	160	169
	Appalachian Power Co.	5.650%	8/15/12	380	398
	Carolina Power & Light Co.	6.500%	7/15/12	1,110	1,177
	Carolina Power & Light Co.	5.125%	9/15/13	190	207
	Carolina Power & Light Co.	5.150%	4/1/15	100	110
	Carolina Power & Light Co.	5.250%	12/15/15	260	293
	CenterPoint Energy
	Houston Electric LLC	7.000%	3/1/14	390	446
5	CMS Energy Corp.	1.228%	1/15/13	300	298
	CMS Energy Corp.	2.750%	5/15/14	500	501
	CMS Energy Corp.	4.250%	9/30/15	690	716
	Columbus Southern Power Co.	5.500%	3/1/13	225	240
	Commonwealth Edison Co.	5.400%	12/15/11	350	357
	Commonwealth Edison Co.	6.150%	3/15/12	695	721
	Consumers Energy Co.	5.375%	4/15/13	772	829
	Dominion Resources Inc.	5.700%	9/17/12	310	327
2	Dominion Resources Inc.	6.300%	9/30/66	155	151
	DPL Inc.	6.875%	9/1/11	1,200	1,211
	DTE Energy Co.	7.625%	5/15/14	100	115
	Duke Energy Carolinas LLC	5.300%	10/1/15	100	113
	Duke Energy Ohio Inc.	2.100%	6/15/13	750	767
4	EDP Finance BV	5.375%	11/2/12	1,750	1,765
4	Enel Finance International NV	5.700%	1/15/13	200	211
4	Enel Finance International NV	3.875%	10/7/14	525	542
	Entergy Arkansas Inc.	5.400%	8/1/13	1,040	1,125
	Exelon Generation Co. LLC	5.350%	1/15/14	500	541
	FirstEnergy Corp.	6.450%	11/15/11	11	11
	Florida Power Corp.	6.650%	7/15/11	100	100
	Florida Power Corp.	4.800%	3/1/13	380	404
[2,4]	FPL Energy Marcus Hook LP	7.590%	7/10/18	438	431
5	Georgia Power Co.	0.567%	3/15/13	750	752
	Georgia Power Co.	6.000%	11/1/13	200	222
	Georgia Power Co.	3.000%	4/15/16	575	588
	Great Plains Energy Inc.	2.750%	8/15/13	300	307
4	Iberdrola Finance Ireland Ltd.	3.800%	9/11/14	1,320	1,348
4	International Transmission Co.	4.450%	7/15/13	200	209
4	Kentucky Utilities Co.	1.625%	11/1/15	350	342
	MidAmerican Energy Co.	5.650%	7/15/12	950	999
	MidAmerican Energy Co.	4.650%	10/1/14	120	131
	Midamerican Energy
	Holdings Co.	3.150%	7/15/12	860	880
4	Monongahela Power Co.	7.950%	12/15/13	170	195
	National Rural Utilities
	Cooperative Finance Corp.	7.250%	3/1/12	700	730
	National Rural Utilities
	Cooperative Finance Corp.	2.625%	9/16/12	660	675
	National Rural Utilities
	Cooperative Finance Corp.	5.500%	7/1/13	1,900	2,068
	National Rural Utilities
	Cooperative Finance Corp.	1.125%	11/1/13	325	325
	National Rural Utilities
	Cooperative Finance Corp.	4.750%	3/1/14	100	109
	National Rural Utilities
	Cooperative Finance Corp.	1.900%	11/1/15	500	493

14

Vanguard Short-Term Investment-Grade Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
National Rural Utilities
Cooperative Finance Corp.	3.050%	3/1/16	240	247
Nevada Power Co.	6.500%	4/15/12	200	208
Nevada Power Co.	5.875%	1/15/15	290	325
5 NextEra Energy
Capital Holdings Inc.	0.668%	11/9/12	1,750	1,754
NextEra Energy
Capital Holdings Inc.	2.600%	9/1/15	340	339
2 NextEra Energy
Capital Holdings Inc.	6.350%	10/1/66	205	205
4 Niagara Mohawk Power Corp.	3.553%	10/1/14	120	126
Northeast Utilities	7.250%	4/1/12	345	361
Northeast Utilities	5.650%	6/1/13	550	591
Northern States Power Co.	8.000%	8/28/12	525	568
Northern States Power Co.	1.950%	8/15/15	610	609
NSTAR Electric Co.	4.875%	10/15/12	130	137
Pacific Gas & Electric Co.	6.250%	12/1/13	420	469
Pacific Gas & Electric Co.	4.800%	3/1/14	440	478
Pacific Gas & Electric Co.	5.625%	11/30/17	320	364
Peco Energy Co.	5.950%	11/1/11	300	305
Peco Energy Co.	5.600%	10/15/13	200	219
Peco Energy Co.	5.000%	10/1/14	120	132
PG&E Corp.	5.750%	4/1/14	1,100	1,212
2 PPL Capital Funding Inc.	6.700%	3/30/67	450	447
PPL Electric Utilities Corp.	7.125%	11/30/13	520	590
PPL Energy Supply LLC	5.400%	8/15/14	200	219
PSEG Power LLC	2.500%	4/15/13	475	484
Public Service Co. of Colorado	7.875%	10/1/12	200	217
Public Service
Electric & Gas Co.	5.125%	9/1/12	155	163
Public Service
Electric & Gas Co.	5.000%	8/15/14	250	276
Public Service
Electric & Gas Co.	2.700%	5/1/15	500	511
Sierra Pacific Power Co.	5.450%	9/1/13	240	260
Southern California Edison Co.	5.000%	1/15/14	100	109
Southern California Edison Co.	5.750%	3/15/14	300	335
5 Southern Co.	0.674%	10/21/11	800	801
Southern Co.	5.300%	1/15/12	300	307
Southern Co.	4.150%	5/15/14	100	107
4 Trans-Allegheny
Interstate Line Co.	4.000%	1/15/15	1,350	1,408
Virginia Electric and Power Co.	4.750%	3/1/13	800	850
Wisconsin Electric Power Co.	6.000%	4/1/14	150	169
2 Wisconsin Energy Corp.	6.250%	5/15/67	160	161

Natural Gas (1.1%)
Enbridge Energy Partners LP	5.875%	12/15/16	150	171
2 Enbridge Energy Partners LP	8.050%	10/1/37	105	114
Energy Transfer Partners LP	5.650%	8/1/12	270	282
Energy Transfer Partners LP	6.000%	7/1/13	440	476
Enterprise Products
Operating LLC	6.375%	2/1/13	200	215
Enterprise Products
Operating LLC	5.650%	4/1/13	575	616
Enterprise Products
Operating LLC	5.900%	4/15/13	880	948
Enterprise Products
Operating LLC	9.750%	1/31/14	530	633
Enterprise Products
Operating LLC	3.200%	2/1/16	225	228
2 Enterprise Products
Operating LLC	8.375%	8/1/66	450	481
4 Gulf South Pipeline Co. LP	5.750%	8/15/12	520	544
Magellan Midstream
Partners LP	6.450%	6/1/14	100	113
4 NGPL PipeCo LLC	6.514%	12/15/12	410	431
ONEOK Partners LP	5.900%	4/1/12	400	415
ONEOK Partners LP	3.250%	2/1/16	1,200	1,219
Plains All American Pipeline
LP/PAA Finance Corp.	4.250%	9/1/12	360	373

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Plains All American Pipeline
	LP/PAA Finance Corp.	3.950%	9/15/15	160	168
4	Rockies Express Pipeline LLC	6.250%	7/15/13	325	348
4	Rockies Express Pipeline LLC	3.900%	4/15/15	350	357
	TransCanada PipeLines Ltd.	4.000%	6/15/13	100	106
	TransCanada PipeLines Ltd.	3.400%	6/1/15	500	524
2	TransCanada PipeLines Ltd.	6.350%	5/15/67	175	174
	Williams Partners LP	3.800%	2/15/15	905	948
					50,596
Total Corporate Bonds (Cost $584,843)					596,472
Sovereign Bonds (U.S. Dollar-Denominated) (1.1%)
4	Abu Dhabi Government
	International Bond	5.500%	4/8/14	80	88
4	AK Transneft OJSC Via
	TransCapitalInvest Ltd.	5.670%	3/5/14	175	186
	Brazilian Government
	International Bond	7.875%	3/7/15	500	603
	Corp Andina de Fomento	3.750%	1/15/16	200	203
	Eksportfinans ASA	2.000%	9/15/15	50	50
	European Bank for
	Reconstruction &
	Development	1.625%	9/3/15	50	50
	European Investment Bank	4.250%	7/15/13	250	268
	European Investment Bank	2.875%	1/15/15	500	524
	European Investment Bank	2.750%	3/23/15	250	261
	Export-Import Bank of Korea	5.500%	10/17/12	400	419
4	Gazprom OAO Via Gaz
	Capital SA	6.212%	11/22/16	50	54
[4,9]	Hana Bank	6.500%	4/9/12	120	125
	Hungary Government
	International Bond	4.750%	2/3/15	150	154
4	Industrial Bank of Korea	7.125%	4/23/14	150	168
	Israel Government
	International Bond	5.125%	3/1/14	50	54
10	Japan Finance Corp.	1.875%	9/24/15	100	100
	Korea Development Bank	5.300%	1/17/13	450	474
11	Kreditanstalt fuer
	Wiederaufbau	3.250%	3/15/13	250	261
11	Kreditanstalt fuer
	Wiederaufbau	2.750%	10/21/14	750	787
4	MDC-GMTN B.V.	5.750%	5/6/14	300	327
	Mexico Government
	International Bond	5.875%	2/17/14	200	221
	Mexico Government
	International Bond	6.625%	3/3/15	200	232
	Nordic Investment Bank	2.500%	7/15/15	1,000	1,033
	Panama Government
	International Bond	7.250%	3/15/15	100	118
	Peruvian Government
	International Bond	9.125%	2/21/12	100	105
	Petrobras International
	Finance Co.–Pifco	9.125%	7/2/13	125	143
	Petroleos Mexicanos	4.875%	3/15/15	200	216
[2,4]	Petroleum Co. of
	Trinidad & Tobago Ltd.	6.000%	5/8/22	69	70
4	Petronas Capital Ltd.	7.000%	5/22/12	100	105
[2,4]	PF Export Receivables
	Master Trust	3.748%	6/1/13	77	78
[2,4]	PF Export Receivables
	Master Trust	6.436%	6/1/15	184	190
	Poland Government
	International Bond	3.875%	7/16/15	200	207
	Province of British Columbia	2.100%	5/18/16	200	202
	Province of Ontario	3.500%	7/15/13	250	263
	Province of Ontario	2.950%	2/5/15	250	262
	Province of Ontario	1.875%	9/15/15	25	25
4	Qatar Government
	International Bond	5.150%	4/9/14	100	109
4	Qatar Government
	International Bond	4.000%	1/20/15	200	209

15

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[4,12]	Qatari Diar Finance QSC	3.500%	7/21/15	125	127
4	Qtel International Finance Ltd.	3.375%	10/14/16	75	74
[2,4]	Ras Laffan Liquefied Natural
	Gas Co. Ltd. II	5.298%	9/30/20	184	198
4	Ras Laffan Liquefied Natural
	Gas Co. Ltd. III	5.500%	9/30/14	175	190
	Republic of Italy	2.125%	9/16/13	50	51
	Republic of Korea	4.250%	6/1/13	125	131
	South Africa Government
	International Bond	6.500%	6/2/14	100	112
4	TDIC Finance Ltd.	6.500%	7/2/14	125	137
4	Transnet Ltd.	4.500%	2/10/16	100	104
Total Sovereign Bonds (Cost $9,763)					10,068
Taxable Municipal Bonds (0.4%)
	California GO	5.250%	4/1/14	150	162
5	Florida Hurricane Catastrophe
	Fund Finance Corp. Revenue	0.967%	10/15/12	1,090	1,087
	Illinois GO	2.766%	1/1/12	1,000	1,009
	Loudoun County VA Industrial
	Development Authority
	Revenue (Howard Hughes
	Medical Institute)	3.450%	9/1/14	150	159
	Louisiana Local Government
	Environmental Facility &
	Community Development
	Authority Revenue	3.220%	2/1/21	750	749
	Louisiana Local Government
	Environmental Facility &
	Community Development
	Authority Revenue	3.450%	2/1/22	350	347
	New York City NY Industrial
	Development Agency Special
	Facility Revenue (American
	Airlines Inc. John F. Kennedy
	International Airport)	7.500%	8/1/16	75	77
Total Taxable Municipal Bonds (Cost $3,569)					3,590
Tax-Exempt Municipal Bonds (0.1%)
	California Housing Finance
	Agency Home Mortgage
	Revenue VRDO (Cost $500)	0.070%	2/1/37	LOC 500	500

			Market
			Value•
	Coupon	Shares	($000)
Convertible Preferred Stock (0.0%)
6 Lehman Brothers Holdings Inc. Pfd.
(Cost $700)	7.250%	700	1
Preferred Stocks (0.1%)
Aspen Insurance
Holdings Ltd. Pfd.	7.401%	5,950	148
Federal National
Mortgage Assn. Pfd.	5.948%	21,600	40
Southern California
Edison Co. Pfd.	5.870%	10,463	1,058
Total Preferred Stocks (Cost $1,717)			1,246
Temporary Cash Investment (1.1%)
Money Market Fund (1.1%)
13 Vanguard Market Liquidity
Fund (Cost $10,756)	0.140%	10,755,584	10,756
Total Investments (98.9%) (Cost $917,725)			929,647
Other Assets and Liabilities (1.1%)
Other Assets			13,895
Liabilities			(3,795)
			10,100
Net Assets (100%)
Applicable to 88,069,695 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			939,747
Net Asset Value Per Share			$10.67

At June 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	913,282
Undistributed Net Investment Income	11,726
Accumulated Net Realized Gains	1,161
Unrealized Appreciation (Depreciation)
Investment Securities	11,922
Futures Contracts	(265)
Swap Contracts	1,921
Net Assets	939,747

• See Note A in Notes to Financial Statements.
1 Securities with a value of $2,216,000 have been segregated as initial margin for open futures contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the aggregate value of these securities was $156,698,000, representing 16.7% of net assets.
5 Adjustable rate security.
6 Non-income-producing security—security in default.
7 Non-income-producing security—issuer has suspended all payments until February 1, 2012.
8 Non-income producing security—issuer has suspended all payments until May 1, 2012.
9 Guaranteed by the Republic of Korea.
10 Guaranteed by the Government of Japan.
11 Guaranteed by the Federal Republic of Germany.
12 Guaranteed by the State of Qatar.
13 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.
VRDO—Variable Rate Demand Obligation.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Vanguard Short-Term Investment-Grade Portfolio

Statement of Operations

Six Months Ended
June 30, 2011
($000)
Investment Income
Income
Dividends	74
Interest[1]	12,889
Total Income	12,963
Expenses
The Vanguard Group—Note B
Investment Advisory Services	68
Management and Administrative	689
Marketing and Distribution	104
Custodian Fees	21
Auditing Fees	—
Shareholders’ Reports	13
Trustees’ Fees and Expenses	—
Total Expenses	895
Net Investment Income	12,068
Realized Net Gain (Loss)
Investment Securities Sold	4,323
Futures Contracts	(2,195)
Swap Contracts	1,577
Realized Net Gain (Loss)	3,705
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(124)
Futures Contracts	(1,242)
Swap Contracts	340
Change in Unrealized
Appreciation (Depreciation)	(1,026)
Net Increase (Decrease) in Net Assets
Resulting from Operations	14,747

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,068	28,046
Realized Net Gain (Loss)	3,705	10,586
Change in Unrealized Appreciation (Depreciation)	(1,026)	7,394
Net Increase (Decrease) in Net Assets Resulting from Operations	14,747	46,026
Distributions
Net Investment Income	(30,153)	(26,042)
Realized Capital Gain[2]	(8,557)	—
Total Distributions	(38,710)	(26,042)
Capital Share Transactions
Issued	113,627	195,064
Issued in Lieu of Cash Distributions	38,710	26,042
Redeemed	(83,751)	(195,003)
Net Increase (Decrease) from Capital Share Transactions	68,586	26,103
Total Increase (Decrease)	44,623	46,087
Net Assets
Beginning of Period	895,124	849,037
End of Period[3]	939,747	895,124

1 Interest income from an affiliated company of the portfolio was $31,000.
2 Includes fiscal 2011 short-term gain distributions totaling $2,445,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $11,726,000 and $28,811,000.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Vanguard Short-Term Investment-Grade Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$10.97	$10.74	$9.95	$10.77	$10.63	$10.52
Investment Operations
Net Investment Income	.144[1]	.335	.404[1]	.480	.520[1]	.470
Net Realized and Unrealized Gain (Loss)
on Investments	.031	.215	.913	(.830)	.090	.030
Total from Investment Operations	.175	.550	1.317	(.350)	.610	.500
Distributions
Dividends from Net Investment Income	(.370)	(.320)	(.470)	(.470)	(.470)	(.390)
Distributions from Realized Capital Gains	(.105)	—	(.057)	—	—	—
Total Distributions	(.475)	(.320)	(.527)	(.470)	(.470)	(.390)
Net Asset Value, End of Period	$10.67	$10.97	$10.74	$9.95	$10.77	$10.63

Total Return	1.64%	5.22%	13.86%	–3.45%	5.93%	4.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$940	$895	$849	$454	$464	$401
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	2.70%	3.07%	3.92%	4.62%	4.92%	4.55%
Portfolio Turnover Rate	70%	59%	59%	50%	59%	48%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Vanguard Short-Term Investment-Grade Portfolio

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Swap Contracts: The portfolio may invest in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio has sold credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The portfolio enters into interest rate swap transactions to adjust the portfolio’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less

19

Vanguard Short-Term Investment-Grade Portfolio

than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the portfolio and the counterparty and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2007–2010), and for the period ended June 30, 2011, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2011, the portfolio had contributed capital of $144,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.06% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	125,407	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	181,607	—
Corporate Bonds	—	596,459	13
Sovereign Bonds	—	10,068	—
Taxable Municipal Bonds	—	3,590	—
Tax-Exempt Municipal Bonds	—	500	—
Convertible Preferred Stocks	1	—	—
Preferred Stocks	1,246	—	—
Temporary Cash Investments	10,756	—	—
Futures Contracts—Assets[1]	234	—	—
Futures Contracts—Liabilities[1]	(29)	—	—
Swap Contracts—Assets	—	2,251	—
Swap Contracts—Liabilities	—	(330)	—
Total	12,208	919,552	13
1 Represents variation margin on the last day of the reporting period.

20

Vanguard Short-Term Investment-Grade Portfolio

There were no changes in investments valued based on Level 3 inputs during the six months ended June 30, 2011.

D. At June 30, 2011, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	2,465	20	2,485
Liabilities	(158)	(201)	(359)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended June 30, 2011, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(2,195)	---	(2,195)
Swap Contracts	1,604	(27)	1,577
Realized Net Gain (Loss) on Derivatives	(591)	(27)	(618)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(1,242)	---	(1,242)
Swap Contracts	343	(3)	340
Change in Unrealized Appreciation (Depreciation) on Derivatives	(899)	(3)	(902)

At June 30, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	September 2011	553	121,297	95
5-Year U.S. Treasury Note	September 2011	(500)	(59,598)	(290)
10-Year U.S. Treasury Note	September 2011	(141)	(17,248)	(69)
Ultra Long U.S. Treasury Bond	September 2011	5	631	(5)
30-Year U.S. Treasury Bond	September 2011	(4)	(492)	4

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At June 30, 2011, the fund had the following open swap contracts:

Credit Default Swaps
				Up-front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
Termination			Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Banco Bilbao Vizcaya
Argentaria SA/Aa2	9/20/15	BARC	700	24	1.000	(12)
Bank of America Corporation/A2	3/20/15	DBAG	280	5	1.000	2
Bank of America Corporation/A2	9/20/15	RBS	100	3	1.000	1
Bank of America Corporation/A2	12/20/15	DBAG	410	18	1.000	11
Burlington Northern/A3	6/20/12	DBAG	400	—	0.400	1
Johnson & Johnson/Aaa	9/20/12	GSCM	410	—	0.070	—
Johnson & Johnson/Aaa	9/20/12	UBSAG	160	—	0.080	—
RR Donnelley & Sons/Ba1	6/20/16	GSCM	250	21	1.000	(2)

21

Vanguard Short-Term Investment-Grade Portfolio

				Up-front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	(%)	($000)
Credit Protection Purchased
AT&T Inc.	6/20/13	GSCM	300	—	(1.040)	(4)
Bank of America Corporation	12/20/13	DBAG	630	(11)	(1.000)	(12)
Bank of America Corporation	12/20/14	DBAG	340	(3)	(1.000)	—
Bank of America Corporation	12/20/14	BARC	340	(3)	(1.000)	—
Bank of America Corporation	12/20/14	BARC	300	(2)	(1.000)	1
Citigroup Inc.	6/20/14	BOANA	1,120	(29)	(5.000)	(162)
Danske Bank A/S	12/20/15	BARC	145	(1)	(1.000)	3
Intesa San Paolo Spa	6/20/15	BOANA	300	(6)	(1.000)	1
Morgan Stanley	9/20/15	BARC	200	(9)	(1.000)	(5)
Wells Fargo	3/20/15	GSCM	280	(2)	(1.000)	(4)
						(181)

1 BARC—Barclays Bank PLC.
BOANA—Bank of America, N.A.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
RBS—Royal Bank of Scotland Group.
UBSAG—UBS AG.

Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
7/15/11	GSCM	80	1.090	(0.190)[2]	—
7/15/11	BOANA	275	1.090	(0.190)[2]	—
8/15/11	GSCM	100	1.090	(0.190)[2]	—
8/15/11	BOANA	350	0.830	(0.190)[2]	—
8/15/11	WFC	60	0.740	(0.190)[2]	—
9/15/11	BOANA	700	0.840	(0.190)[2]	1
10/6/11	WFC	478	1.720	(0.190)[3]	2
10/6/11	BARC	308	1.720	(0.190)[2]	1
10/21/11	WFC	800	1.340	(0.270)[3]	3
11/15/11	WFC	220	0.610	(0.190)[2]	—
12/6/11	WFC	693	2.020	(0.250)[2]	5
1/15/12	WFC	250	1.380	(0.190)[2]	1
1/15/12	WFC	300	1.230	(0.190)[2]	2
1/15/12	WFC	115	1.150	(0.190)[2]	1
1/15/12	WFC	10	1.080	(0.190)[2]	—
1/15/12	WFC	10	1.050	(0.190)[2]	—
1/15/12	WFC	300	1.060	(0.190)[2]	1
2/6/12	WFC	1,500	1.490	(0.190)[2]	11
3/6/12	GSCM	1,350	1.500	(0.190)[2]	11
4/15/12	GSCM	230	1.540	(0.190)[2]	2
4/15/12	WFC	300	1.540	(0.190)[2]	3
5/15/12	BOANA	50	1.350	(0.190)[2]	—
7/15/12	BARC	900	1.680	(0.190)[2]	12
7/15/12	WFC	90	1.450	(0.190)[2]	1
7/15/12	WFC	80	1.590	(0.190)[2]	1
7/15/12	WFC	220	1.450	(0.190)[2]	2
7/15/12	JPMC	655	1.370	(0.190)[2]	7

22

Vanguard Short-Term Investment-Grade Portfolio

			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
9/6/12	GSCM	120	2.070	(0.190)[2]	2
9/6/12	BOANA	1,470	2.070	(0.190)[2]	29
10/15/12	BOANA	600	1.750	(0.190)[2]	10
10/20/12	BARC	500	1.760	(0.190)[2]	9
10/20/12	BARC	1,100	2.040	(0.190)[2]	23
10/22/12	BOANA	300	2.450	(0.190)[2]	8
11/9/12	WFC	1,750	1.860	(0.270)[3]	32
11/15/12	WFC	250	1.810	(0.190)[2]	5
11/15/12	WFC	40	1.560	(0.190)[2]	1
11/15/12	WFC	300	0.930	(0.190)[2]	2
12/6/12	BARC	400	2.330	(0.250)[3]	10
12/6/12	BARC	200	1.930	(0.250)[3]	4
12/15/12	WFC	1,100	1.820	(0.190)[2]	22
12/15/12	WFC	440	1.760	(0.190)[2]	8
12/15/12	WFC	2,280	1.720	(0.190)[2]	42
12/17/12	BOANA	2,000	2.030	(0.190)[2]	46
1/15/13	WFC	3,000	1.720	(0.190)[2]	57
1/15/13	WFC	2,440	1.770	(0.280)[3]	46
1/15/13	JPMC	300	1.630	(0.280)[3]	5
1/15/13	WFC	80	1.000	(0.190)[2]	1
1/25/13	WFC	275	0.820	(0.270)[3]	1
2/15/13	WFC	700	1.710	(0.190)[2]	14
2/15/13	WFC	45	1.890	(0.190)[2]	1
2/15/13	WFC	620	1.730	(0.190)[2]	12
2/15/13	WFC	16	0.800	(0.190)[2]	—
2/15/13	WFC	100	0.910	(0.190)[2]	1
2/20/13	WFC	580	1.930	(0.190)[2]	13
2/20/13	WFC	340	0.800	(0.190)[2]	2
3/15/13	WFC	750	1.710	(0.250)[3]	14
4/5/13	GSCM	1,275	1.770	(0.190)[2]	27
4/29/13	BOANA	2,000	0.800	(0.270)[3]	6
6/2/13	BOANA	285	0.760	(0.250)[3]	1
7/15/13	BARC	100	2.530	(0.190)[2]	4
7/15/13	BOANA	1,400	2.190	(0.190)[2]	44
7/15/13	WFC	250	1.190	(0.190)[2]	3
9/15/13	GSCM	680	1.250	(0.190)[2]	8
9/15/13	WFC	160	0.700	(0.190)[2]	—
10/15/13	WFC	230	1.020	(0.190)[2]	1
12/1/13	GSCM	625	2.580	(0.250)[3]	26
12/1/13	WFC	2,828	2.580	(0.250)[3]	116
12/1/13	GSCM	2,923	2.580	(0.250)[3]	120
12/14/13	UBSAG	290	0.740	(0.190)[2]	—
1/15/14	WFC	350	0.870	(0.280)[3]	—
1/15/14	WFC	2,200	1.330	(0.270)[3]	23
2/15/14	WFC	1,800	1.400	(0.190)[2]	23
3/6/14	GSCM	3,074	2.450	(0.190)[2]	124
3/15/14	WFC	400	2.660	(0.190)[2]	18
3/15/14	WFC	200	2.210	(0.190)[2]	7
4/15/14	WFC	390	0.680	(0.280)[3]	(1)
5/15/14	GSCM	150	1.530	(0.190)[2]	2

23

Vanguard Short-Term Investment-Grade Portfolio

			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
5/16/14	WFC	520	1.080	(0.260)[3]	—
6/15/14	WFC	300	2.340	(0.190)[2]	11
6/15/14	WFC	5	2.580	(0.190)[2]	—
7/15/14	WFC	1,200	2.310	(0.190)[2]	44
8/15/14	WFC	1,480	2.680	(0.190)[2]	70
8/15/14	JPMC	540	1.500	(0.190)[2]	6
8/15/14	GSCM	100	1.350	(0.190)[2]	1
10/14/14	WFC	2,000	1.860	(0.290)[3]	39
10/15/14	WFC	390	1.130	(0.190)[2]	(1)
2/15/15	BOANA	190	1.800	(0.190)[2]	3
2/15/15	WFC	270	1.630	(0.190)[2]	3
2/15/15	UBSAG	525	1.830	(0.190)[2]	9
2/15/15	GSCM	200	1.760	(0.190)[2]	3
2/15/15	WFC	1,000	1.600	(0.190)[2]	8
2/17/15	GSCM	3,670	2.560	(0.260)[2]	148
3/24/15	GSCM	100	2.910	(0.190)[2]	5
4/15/15	WFC	569	0.970	(0.190)[2]	2
8/15/15	GSCM	3,390	1.590	(0.190)[2]	(1)
9/15/15	UBSAG	4,200	1.630	(0.190)[2]	1
10/15/15	JPMC	100	2.210	(0.190)[2]	2
10/15/15	UBSAG	30	2.160	(0.190)[2]	1
10/21/15	WFC	2,370	1.490	(0.270)[3]	(22)
5/19/16	WFC	1,600	1.450	(0.320)[3]	15
6/1/16	WFC	350	2.910	(0.250)[3]	16
7/18/16	GSCM	3,900	1.880	(0.220)[3]	13
8/15/16	BOANA	140	3.230	(0.190)[2]	8
8/15/16	BARC	320	1.920	(0.190)[2]	(2)
8/15/16	GSCM	40	1.900	(0.190)[2]	—
10/25/16	WFC	1,500	1.710	(0.270)[3]	(31)
12/15/16	WFC	500	3.370	(0.250)[3]	31
12/15/16	JPMC	425	3.260	(0.280)[3]	24
12/15/16	WFC	250	3.260	(0.280)[3]	14
12/15/16	JPMC	285	2.510	(0.280)[3]	5
12/15/16	GSCM	1,000	2.390	(0.280)[3]	12
1/15/17	BARC	60	2.970	(0.190)[2]	3
1/15/17	GSCM	150	2.010	(0.190)[2]	(1)
1/15/17	BOANA	400	1.950	(0.190)[2]	(5)
2/15/17	WFC	1,700	3.370	(0.190)[2]	107
2/15/17	GSCM	1,770	3.430	(0.190)[2]	117
2/15/17	BARC	80	3.180	(0.190)[2]	4
2/15/17	WFC	90	2.410	(0.190)[2]	1
2/15/17	WFC	700	2.410	(0.190)[2]	8
2/15/17	BARC	110	2.290	(0.190)[2]	1
2/15/17	BOANA	3,200	1.880	(0.190)[2]	(56)
6/15/17	GSCM	260	3.490	(0.190)[2]	17
6/15/17	BARC	130	3.470	(0.190)[2]	9
6/15/17	GSCM	300	3.400	(0.190)[2]	18
6/15/17	BOANA	100	3.310	(0.190)[2]	6
9/15/17	GSCM	1,500	3.520	(0.190)[2]	99
9/15/17	BARC	1,300	3.360	(0.190)[2]	74
9/15/17	GSCM	1,320	2.530	(0.190)[2]	11

24

Vanguard Short-Term Investment-Grade Portfolio

			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Counterparty[1]	($000)	(%)	(%)	($000)
9/15/17	WFC	150	2.350	(0.190)[2]	—
1/25/18	GSCM	1,675	2.540	(0.270)[3]	37
1/25/19	GSCM	1,100	2.780	(0.270)[3]	34
4/25/19	WFC	1,200	2.050	(0.270)[3]	(2)
4/25/19	WFC	700	2.760	(0.270)[3]	18
4/25/20	JPMC	2,200	3.020	(0.270)[3]	(7)
4/25/20	GSCM	700	2.790	(0.270)[3]	15
4/25/20	GSCM	1,575	2.830	(0.270)[3]	28
6/25/21	GSCM	350	3.140	(0.250)[3]	7
10/25/21	WFC	800	3.330	(0.270)[3]	18
11/25/22	WFC	1,150	2.480	(0.260)[3]	10
11/25/22	BARC	1,500	2.760	(0.260)[3]	8
1/25/23	WFC	500	3.140	(0.260)[3]	4
7/25/23	BARC	1,575	3.480	(0.270)[3]	43
					2,102

1 BARC—Barclays Bank PLC.
BOANA—Bank of America, N.A.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.
WFC—Wells Fargo Bank N.A.
UBSAG—UBS AG.
2 Based on one-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on three-month London InterBank Offered Rate (LIBOR) as of the most recent payment date.

At June 30, 2011, counterparties had deposited in segregated accounts securities with a value sufficient to cover substantially all amounts due to the portfolio in connection with open swap contracts.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’’s income dividends to shareholders is offset by a change in principal return. Realized gains of $1,000,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund had realized losses totaling $527,000 through December 31, 2010, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At June 30, 2011, the cost of investment securities for tax purposes was $918,252,000. Net unrealized appreciation of investment securities for tax purposes was $11,395,000, consisting of unrealized gains of $19,195,000 on securities that had risen in value since their purchase and $7,800,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended June 30, 2011, the portfolio purchased $202,705,000 of investment securities and sold $246,927,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $141,870,000 and $35,946,000, respectively.

25

Vanguard Short-Term Investment-Grade Portfolio

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2011	December 31, 2010
	Shares	Shares
	(000)	(000)
Issued	10,507	18,022
Issued in Lieu of Cash Distributions	3,662	2,452
Redeemed	(7,724)	(17,913)
Net Increase (Decrease) in Shares Outstanding	6,445	2,561

I. In preparing the financial statements as of June 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

26

Vanguard Short-Term Investment-Grade Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2011

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Investment-Grade Portfolio	12/31/2010	6/30/2011	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,016.36	$1.00
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.80	1.00

1 The calculations are based on expenses incurred in the most recent six-month period. The annualized six-month expense ratio for that period is 0.20%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Vanguard Short-Term Investment-Grade Portfolio

Trustees Approve Advisory Arrangement

Trustees Approve Advisory Arrangement
The board of trustees of Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the portfolio had slightly outperformed its peer-group average, and that its performance results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

28

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett-Packard Co. (electronic computer manufacturing); Senior Advisor at New Mountain Capital; Trustee of The Conference Board; Member of the Board of Managers of Delphi Automotive LLP (automotive components).

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with secondary appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Work Life Policy; Member of the Advisory Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2009) and Vice Chairman of the Board (2008–2009) of Cummins Inc. (industrial machinery); Director of SKF AB (industrial machinery), Hillenbrand, Inc. (specialized consumer services), the Lumina Foundation for Education, and Oxfam America; Chairman of the Advisory Council for the College of Arts and Letters and Member of the Advisory Board to the Kellogg Institute for International Studies at the University of Notre Dame.

André F. Perold
Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking at the Harvard Business School; Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services) and the National Association of Manufacturers; Chairman of the Federal Reserve Bank of Cleveland; Vice Chairman of University Hospitals of Cleveland; President of the Board of The Cleveland Museum of Art.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010); Overseer of the Amos Tuck School of Business Administration at Dartmouth College.

Executive Officers

Glenn Booraem
Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group since 2010; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt
Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter
Martha G. King

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Annuity and Insurance Services > 800-522-5555

Institutional Investor Services > 800-523-1036

Text Telephone for People With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your portfolio at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your portfolio is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

CFA® is a trademark owned by CFA Institute.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. The prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with Vanguard and any related funds.

S&P 500 ® and Standard & Poor’s 500 are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by The Vanguard Group, Inc. The Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by S&P or its Affiliates, and S&P and its Affiliates make no representation, warranty, or condition regarding the advisability of buying, selling, or holding units/shares in the funds.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q692 082011

Vanguard Variable Insurance Fund
Semiannual Report

June 30, 2011

Total Bond Market Index Portfolio

> Despite a barrage of grim headlines, the stock market delivered solid gains for the six months ended June 30, 2011, buoyed by strength in corporate earnings.

> All sectors of the broad investment-grade U.S. bond market also posted positive results for the period.

> The returns on money market funds remained near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates.

Contents

Market Perspective	1
Total Bond Market Index Portfolio	2

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
Cover photograph: Jean Maher.

Market Perspective

Dear Planholder,

This report begins with a look at the market environment during the past six months, a volatile stretch that felt a lot worse than the stock and bond markets’ relatively solid returns would imply. Unnerving headlines communicated—and perhaps exacerbated—the glum mood that characterized much of the period, even as corporate earnings increased and stock prices moved higher.

In the pages that follow, you’ll find a review of the performance of your portfolio. Each of the portfolios in the Vanguard Variable Insurance Fund can be used as a component in an investment program that includes a combination of stock, bond, and money market portfolios appropriate to your own risk tolerance and long-term investment goals. We firmly believe that diversification, balance, and a long-term perspective are critical to successful investing. Experience suggests that it is especially important to heed this counsel in periods of heightened economic uncertainty, when the impulse to react to the latest headline can be strong.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
July 13, 2011

For stock markets, a ragged six-month gain
Global stock markets climbed unsteadily as investor attitudes swung from giddy optimism about the strength of corporate earnings to fears that the slow, grinding recovery was losing momentum. Stock prices rallied through the first four months of 2011, pulled back as economic news turned gloomier, then bounced back at the end of the period.

The broad U.S. stock market returned about 6% for the six months. International stock markets finished a few steps behind, restrained by sovereign-debt dramas in Europe and the economic aftershocks of the Japanese natural and nuclear disaster. Gains were modest in emerging markets, too, as big economies such as China and Brazil grappled with inflationary pressures.

Low yields, solid returns in the bond market
Bonds delivered solid six-month returns even as interest rates hovered near generational lows. Bond prices rallied in the spring as economic anxiety prompted a search for safer havens in fixed income.

The broad taxable bond market returned almost 3%. The municipal market performed even better. Municipal securities were hammered early in the year as unsettling headlines raised doubts about their safety. Toward the end, investors’ worries began to recede and prices rose.

The yields on money market instruments remained nearly invisible, consistent with the Federal Reserve Board’s target for short-term interest rates, which since December 2008 has been anchored between 0% and 0.25%.

Market Barometer
		Total Returns
		Periods Ended June 30, 2011
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	6.37%	31.93%	3.30%
Russell 2000 Index (Small-caps)	6.21	37.41	4.08
Dow Jones U.S. Total Stock Market Index	6.01	32.26	3.66
MSCI All Country World Index ex USA (International)	3.80	29.73	3.67

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	2.72%	3.90%	6.52%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	4.42	3.48	4.93
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.14	1.86

CPI
Consumer Price Index	2.99%	3.56%	2.15%
1 Annualized.

Vanguard® Total Bond Market Index Portfolio

In the first half of 2011, the Total Bond Market Index Portfolio captured most of the performance of the broad U.S. investment-grade bond market. The portfolio, which primarily invests in U.S. Treasury and agency bonds, government mortgage-backed securities, and corporate bonds, produced solid returns even as interest rates hovered near generational lows. The ride wasn’t smooth, however, as investors’ risk tolerance shifted in reaction to a variety of events—economic, political, and even geophysical—in the United States and abroad.

For the full six months, the Total Bond Market Index Portfolio returned 2.46%, consistent with its benchmark index and only a step behind the average return of its peer group.

Rising demand for, and therefore rising prices of, investment-grade bonds reduced the portfolio’s yield (bond prices move inversely to yields). The Total Bond Market Index Portfolio’s SEC yield declined to 2.50% on June 30, from 2.65% six months earlier.

Bond market anxiety ebbed and flowed
During the first quarter of 2011, investors appeared comfortable with risk as the global economy expanded and the United States continued its slow but steady recovery. Market participants were undeterred by the unfolding events in Japan and North Africa. Riskier assets, such as stocks and high-yield bonds, did well. In the investment-grade bond market, investors favored corporate issues over higher-credit-quality Treasuries and other U.S. government related debt, producing negative returns for this segment. These dynamics produced a marginal, but positive, return for the portfolio.

Risk aversion characterized the second quarter, as another simmering sovereign-debt drama in Greece boiled over. Further stoking the uncertainty was news that the U.S. economic recovery seemed to be slowing, just as investors were engaged in a countdown to the June 30 end of the Federal Reserve’s stimulative bond-buying program.

Investors favored investment-grade bonds of all types, rather than riskier assets such as high-yield bonds and stocks (although equities did bounce back). Demand for investment-grade bonds included Treasury and government-related debt, despite the debate in Washington, D.C., over the nation’s deficit and credit standing. The good second-quarter results pushed the portfolio into squarely positive territory for the six months as a whole.

Keep your eyes on your goals rather than the market’s swings
The Total Bond Market Portfolio provides convenient and low-cost exposure to the huge U.S. investment-grade bond market, and it can provide a counterweight to the ups and downs of the broader stock market. Because the markets often produce surprises, however, such a portfolio is only as good as the staying power of its investors.

To counter any impulse they might have to “do something” as the markets change, we urge investors to create an investment plan that includes a mix of stock, bond, and money market funds that is appropriate for their goals, risk tolerance, and time horizon—and to stick with that plan regardless of market conditions.

Total Returns
Six Months Ended
June 30, 2011
Vanguard Total Bond Market Index Portfolio	2.46%
Barclays Capital U.S. Aggregate Float Adjusted Index	2.71
Variable Insurance Intermediate Investment Grade Debt Funds Average[1]	2.71

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Intermediate Investment
		Grade Debt Funds
	Portfolio	Average
Total Bond Market Index Portfolio	0.21%	0.74%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2011, the annualized expense ratio was
0.21%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Vanguard Total Bond Market Index Portfolio

Portfolio Profile
As of June 30, 2011

Financial Attributes
		Target
	Portfolio	Index[1]
Number of Issues	3,571	7,979
Yield[2]	2.5%	2.8%
Yield to Maturity	2.8%[3]	2.8%
Average Coupon	4.3%	4.2%
Average
Effective Maturity	7.4 years	7.4 years
Average Duration	5.2 years	5.2 years
Expense Ratio[4]	0.21%	—
Short-Term Reserves	1.1%	—

Volatility Measures
Portfolio Versus
Target Index[5]
R-Squared	0.99
Beta	1.00

Distribution by Maturity (% of portfolio)
Under 1 Year	2.1%
1–5 Years	39.2
5–10 Years	44.2
10–20 Years	5.7
20–30 Years	8.6
Over 30 Years	0.2

Sector Diversification[6] (% of portfolio)
Asset-Backed/Commercial Mortgage-Backed	2.8%
Finance	7.5
Foreign	4.7
Government Mortgage-Backed	28.8
Industrial	10.7
Treasury/Agency	41.4
Utilities	2.3
Other	1.8

Distribution by Credit Quality (% of portfolio)
U.S. Government	70.0%
Aaa	5.4
Aa	5.1
A	10.4
Baa	9.1

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays Capital using ratings generally derived from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating is shown.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Barclays Capital U.S. Aggregate Float Adjusted Index.
2 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
3 Before expenses.
4 The expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2011, the annualized expense ratio was 0.21%.
5 Spliced Barclays Capital U.S. Aggregate Float Adjusted Index: Barclays Capital U.S. Aggregate Bond Index through December 31, 2009; Barclays Capital U.S. Aggregate Float Adjusted Index thereafter.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Total Bond Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2000–June 30, 2011

Average Annual Total Returns: Periods Ended June 30, 2011

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Total Bond Market Index Portfolio	4/29/1991	3.57%	6.47%	1.06%	4.37%	5.43%

1 Six months ended June 30, 2011.
2 Barclays Capital U.S. Aggregate Bond Index through December 31, 2009; Barclays Capital U.S. Aggregate Float Adjusted Index thereafter.
See Financial Highlights for dividend and capital gains information.

Vanguard Total Bond Market Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2011

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (70.9%)
U.S. Government Securities (36.6%)
United States Treasury
Note/Bond	0.750%	5/31/12	4,075	4,095
United States Treasury
Note/Bond	4.750%	5/31/12	15,650	16,296
United States Treasury
Note/Bond	0.625%	6/30/12	100	100
United States Treasury
Note/Bond	4.875%	6/30/12	1,800	1,883
United States Treasury
Note/Bond	1.500%	7/15/12	300	304
United States Treasury
Note/Bond	0.625%	7/31/12	6,175	6,200
United States Treasury
Note/Bond	4.625%	7/31/12	2,325	2,435
United States Treasury
Note/Bond	1.750%	8/15/12	480	488
United States Treasury
Note/Bond	0.375%	8/31/12	950	951
United States Treasury
Note/Bond	1.375%	9/15/12	2,996	3,034
United States Treasury
Note/Bond	0.375%	9/30/12	4,625	4,630
United States Treasury
Note/Bond	4.250%	9/30/12	975	1,023
United States Treasury
Note/Bond	1.375%	10/15/12	10,000	10,136
United States Treasury
Note/Bond	3.875%	10/31/12	500	524
United States Treasury
Note/Bond	1.375%	11/15/12	4,815	4,883
United States Treasury
Note/Bond	4.000%	11/15/12	875	919
United States Treasury
Note/Bond	0.500%	11/30/12	25	25
United States Treasury
Note/Bond	3.375%	11/30/12	2,625	2,737
United States Treasury
Note/Bond	1.125%	12/15/12	20,190	20,414
United States Treasury
Note/Bond	0.625%	12/31/12	12,005	12,052
United States Treasury
Note/Bond	1.375%	1/15/13	28,065	28,490
United States Treasury
Note/Bond	0.625%	2/28/13	12,100	12,145
United States Treasury
Note/Bond	2.750%	2/28/13	1,005	1,044
United States Treasury
Note/Bond	1.375%	3/15/13	19,605	19,924
United States Treasury
Note/Bond	0.750%	3/31/13	2,000	2,011
United States Treasury
Note/Bond	0.625%	4/30/13	250	251
United States Treasury
Note/Bond	1.375%	5/15/13	1,750	1,780
United States Treasury
Note/Bond	3.625%	5/15/13	1,000	1,059

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury
Note/Bond	3.500%	5/31/13	750	793
United States Treasury
Note/Bond	1.125%	6/15/13	9,950	10,077
United States Treasury
Note/Bond	0.375%	6/30/13	750	749
United States Treasury
Note/Bond	3.375%	6/30/13	575	608
United States Treasury
Note/Bond	1.000%	7/15/13	2,900	2,930
United States Treasury
Note/Bond	3.375%	7/31/13	425	451
United States Treasury
Note/Bond	0.750%	8/15/13	14,495	14,570
United States Treasury
Note/Bond	3.125%	8/31/13	4,200	4,436
United States Treasury
Note/Bond	0.750%	9/15/13	650	653
United States Treasury
Note/Bond	3.125%	9/30/13	2,900	3,067
United States Treasury
Note/Bond	0.500%	10/15/13	6,100	6,090
United States Treasury
Note/Bond	2.750%	10/31/13	5,525	5,800
United States Treasury
Note/Bond	0.500%	11/15/13	13,750	13,713
United States Treasury
Note/Bond	4.250%	11/15/13	475	516
United States Treasury
Note/Bond	2.000%	11/30/13	975	1,007
United States Treasury
Note/Bond	0.750%	12/15/13	1,375	1,379
United States Treasury
Note/Bond	1.500%	12/31/13	1,000	1,021
United States Treasury
Note/Bond	1.000%	1/15/14	11,450	11,548
United States Treasury
Note/Bond	1.750%	1/31/14	400	411
United States Treasury
Note/Bond	1.250%	2/15/14	11,825	11,995
United States Treasury
Note/Bond	1.250%	3/15/14	375	380
United States Treasury
Note/Bond	1.750%	3/31/14	400	411
United States Treasury
Note/Bond	1.250%	4/15/14	14,275	14,471
United States Treasury
Note/Bond	1.000%	5/15/14	14,985	15,081
United States Treasury
Note/Bond	0.750%	6/15/14	5,950	5,941
United States Treasury
Note/Bond	2.625%	6/30/14	11,125	11,718
United States Treasury
Note/Bond	2.625%	7/31/14	15,720	16,567
United States Treasury
Note/Bond	2.375%	8/31/14	9,825	10,276
United States Treasury
Note/Bond	2.375%	9/30/14	725	758
United States Treasury
Note/Bond	2.375%	10/31/14	5,200	5,436

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury
Note/Bond	2.125%	11/30/14	9,650	10,004
United States Treasury
Note/Bond	2.250%	1/31/15	150	156
United States Treasury
Note/Bond	4.000%	2/15/15	740	815
United States Treasury
Note/Bond	11.250%	2/15/15	5,775	7,848
United States Treasury
Note/Bond	2.375%	2/28/15	350	366
United States Treasury
Note/Bond	2.500%	3/31/15	550	577
United States Treasury
Note/Bond	2.500%	4/30/15	2,775	2,909
United States Treasury
Note/Bond	4.125%	5/15/15	2,600	2,883
United States Treasury
Note/Bond	2.125%	5/31/15	1,025	1,059
United States Treasury
Note/Bond	1.875%	6/30/15	1,075	1,100
United States Treasury
Note/Bond	10.625%	8/15/15	35	48
United States Treasury
Note/Bond	1.250%	10/31/15	27,400	27,156
United States Treasury
Note/Bond	9.875%	11/15/15	1,450	1,968
United States Treasury
Note/Bond	1.375%	11/30/15	3,135	3,118
United States Treasury
Note/Bond	2.125%	12/31/15	3,550	3,642
United States Treasury
Note/Bond	4.500%	2/15/16	175	198
United States Treasury
Note/Bond	9.250%	2/15/16	75	101
United States Treasury
Note/Bond	2.125%	2/29/16	3,050	3,121
United States Treasury
Note/Bond	2.000%	4/30/16	3,275	3,323
United States Treasury
Note/Bond	2.625%	4/30/16	625	653
United States Treasury
Note/Bond	5.125%	5/15/16	12,050	13,997
United States Treasury
Note/Bond	7.250%	5/15/16	685	865
United States Treasury
Note/Bond	1.750%	5/31/16	75	75
United States Treasury
Note/Bond	3.250%	5/31/16	2,100	2,254
United States Treasury
Note/Bond	3.250%	6/30/16	700	750
United States Treasury
Note/Bond	3.250%	7/31/16	1,825	1,956
United States Treasury
Note/Bond	4.875%	8/15/16	1,500	1,728
United States Treasury
Note/Bond	3.000%	8/31/16	8,050	8,519
United States Treasury
Note/Bond	3.000%	9/30/16	6,850	7,240
United States Treasury
Note/Bond	3.125%	10/31/16	2,000	2,124
United States Treasury
Note/Bond	4.625%	11/15/16	250	285
United States Treasury
Note/Bond	7.500%	11/15/16	2,100	2,708
United States Treasury
Note/Bond	3.250%	12/31/16	20,525	21,878
United States Treasury
Note/Bond	3.125%	1/31/17	1,925	2,040
United States Treasury
Note/Bond	4.625%	2/15/17	200	228

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury
Note/Bond	3.000%	2/28/17	2,225	2,340
United States Treasury
Note/Bond	3.250%	3/31/17	12,425	13,229
United States Treasury
Note/Bond	4.500%	5/15/17	7,500	8,505
United States Treasury
Note/Bond	8.750%	5/15/17	6,875	9,433
United States Treasury
Note/Bond	2.750%	5/31/17	1,000	1,034
United States Treasury
Note/Bond	2.500%	6/30/17	23,100	23,529
United States Treasury
Note/Bond	2.375%	7/31/17	2,200	2,222
United States Treasury
Note/Bond	4.750%	8/15/17	2,175	2,500
United States Treasury
Note/Bond	8.875%	8/15/17	6,850	9,512
United States Treasury
Note/Bond	1.875%	8/31/17	11,725	11,480
United States Treasury
Note/Bond	1.875%	9/30/17	2,450	2,393
United States Treasury
Note/Bond	2.625%	1/31/18	100	102
United States Treasury
Note/Bond	2.750%	2/28/18	2,600	2,660
United States Treasury
Note/Bond	2.875%	3/31/18	3,575	3,679
United States Treasury
Note/Bond	2.625%	4/30/18	1,425	1,442
United States Treasury
Note/Bond	9.125%	5/15/18	450	645
United States Treasury
Note/Bond	2.375%	5/31/18	2,350	2,335
United States Treasury
Note/Bond	4.000%	8/15/18	10,700	11,783
United States Treasury
Note/Bond	3.750%	11/15/18	5,275	5,710
United States Treasury
Note/Bond	8.875%	2/15/19	260	375
United States Treasury
Note/Bond	3.125%	5/15/19	400	413
United States Treasury
Note/Bond	3.625%	8/15/19	2,325	2,475
United States Treasury
Note/Bond	8.125%	8/15/19	195	273
United States Treasury
Note/Bond	3.375%	11/15/19	21,300	22,189
United States Treasury
Note/Bond	3.625%	2/15/20	14,625	15,459
United States Treasury
Note/Bond	8.500%	2/15/20	65	93
United States Treasury
Note/Bond	3.500%	5/15/20	3,515	3,667
United States Treasury
Note/Bond	2.625%	8/15/20	7,310	7,069
United States Treasury
Note/Bond	8.750%	8/15/20	9,225	13,509
United States Treasury
Note/Bond	2.625%	11/15/20	3,435	3,306
United States Treasury
Note/Bond	3.625%	2/15/21	9,650	10,053
United States Treasury
Note/Bond	7.875%	2/15/21	2,880	4,037
United States Treasury
Note/Bond	3.125%	5/15/21	13,090	13,041
United States Treasury
Note/Bond	8.125%	5/15/21	360	514
United States Treasury
Note/Bond	8.000%	11/15/21	1,070	1,522

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury
Note/Bond	7.625%	11/15/22	40	56
United States Treasury
Note/Bond	7.125%	2/15/23	1,690	2,287
United States Treasury
Note/Bond	6.250%	8/15/23	16,275	20,631
United States Treasury
Note/Bond	6.875%	8/15/25	5,325	7,155
United States Treasury
Note/Bond	6.000%	2/15/26	375	466
United States Treasury
Note/Bond	6.750%	8/15/26	5	7
United States Treasury
Note/Bond	6.500%	11/15/26	175	229
United States Treasury
Note/Bond	6.625%	2/15/27	1,065	1,409
United States Treasury
Note/Bond	6.375%	8/15/27	185	240
United States Treasury
Note/Bond	5.500%	8/15/28	3,095	3,672
United States Treasury
Note/Bond	5.250%	11/15/28	1,435	1,656
United States Treasury
Note/Bond	5.250%	2/15/29	2,400	2,769
United States Treasury
Note/Bond	6.125%	8/15/29	930	1,181
United States Treasury
Note/Bond	6.250%	5/15/30	550	709
United States Treasury
Note/Bond	4.500%	2/15/36	500	517
United States Treasury
Note/Bond	4.750%	2/15/37	3,550	3,797
United States Treasury
Note/Bond	5.000%	5/15/37	1,575	1,749
United States Treasury
Note/Bond	4.375%	2/15/38	4,625	4,653
United States Treasury
Note/Bond	4.500%	5/15/38	975	1,000
United States Treasury
Note/Bond	3.500%	2/15/39	250	215
United States Treasury
Note/Bond	4.250%	5/15/39	4,175	4,095
United States Treasury
Note/Bond	4.500%	8/15/39	16,616	16,987
United States Treasury
Note/Bond	4.375%	11/15/39	7,417	7,419
United States Treasury
Note/Bond	4.625%	2/15/40	2,350	2,450
United States Treasury
Note/Bond	4.375%	5/15/40	1,060	1,059
United States Treasury
Note/Bond	3.875%	8/15/40	4,405	4,033
United States Treasury
Note/Bond	4.250%	11/15/40	10,675	10,433
United States Treasury
Note/Bond	4.750%	2/15/41	8,760	9,309
				793,089
Agency Bonds and Notes (5.4%)
1 Citibank NA	1.750%	12/28/12	550	561
1 Citigroup Funding Inc.	2.125%	7/12/12	325	331
1 Citigroup Funding Inc.	1.875%	10/22/12	475	484
1 Citigroup Funding Inc.	2.250%	12/10/12	125	128
Egypt Government AID Bonds	4.450%	9/15/15	650	717
2 Federal Agricultural
Mortgage Corp.	1.250%	12/6/13	135	136
2 Federal Agricultural
Mortgage Corp.	2.125%	9/15/15	75	76
2 Federal Farm Credit Bank	4.500%	10/17/12	100	105
2 Federal Farm Credit Bank	1.875%	12/7/12	250	255
2 Federal Farm Credit Bank	1.750%	2/21/13	225	230
2 Federal Farm Credit Bank	1.375%	6/25/13	150	152

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
2 Federal Farm Credit Bank	3.875%	10/7/13	150	161
2 Federal Farm Credit Bank	1.125%	2/27/14	200	201
2 Federal Farm Credit Bank	2.625%	4/17/14	250	262
2 Federal Farm Credit Bank	3.000%	9/22/14	300	317
2 Federal Farm Credit Bank	1.625%	11/19/14	175	177
2 Federal Farm Credit Bank	1.500%	11/16/15	200	198
2 Federal Farm Credit Bank	4.875%	12/16/15	175	198
2 Federal Farm Credit Bank	5.125%	8/25/16	225	258
2 Federal Farm Credit Bank	4.875%	1/17/17	250	284
2 Federal Farm Credit Bank	5.150%	11/15/19	500	571
2 Federal Home Loan Bank
of Chicago	5.625%	6/13/16	75	83
2 Federal Home Loan Banks	0.875%	8/22/12	3,325	3,347
2 Federal Home Loan Banks	1.750%	8/22/12	1,475	1,499
2 Federal Home Loan Banks	1.625%	9/26/12	400	406
2 Federal Home Loan Banks	1.500%	1/16/13	2,175	2,210
2 Federal Home Loan Banks	1.625%	3/20/13	225	229
2 Federal Home Loan Banks	1.000%	3/27/13	1,225	1,236
2 Federal Home Loan Banks	3.875%	6/14/13	175	186
2 Federal Home Loan Banks	1.875%	6/21/13	2,565	2,631
2 Federal Home Loan Banks	5.125%	8/14/13	530	580
2 Federal Home Loan Banks	4.000%	9/6/13	825	885
2 Federal Home Loan Banks	5.250%	9/13/13	875	962
2 Federal Home Loan Banks	4.500%	9/16/13	350	379
2 Federal Home Loan Banks	3.625%	10/18/13	475	507
2 Federal Home Loan Banks	4.875%	11/27/13	675	741
2 Federal Home Loan Banks	3.125%	12/13/13	600	634
2 Federal Home Loan Banks	0.875%	12/27/13	800	802
2 Federal Home Loan Banks	1.375%	5/28/14	800	809
2 Federal Home Loan Banks	2.500%	6/13/14	375	392
2 Federal Home Loan Banks	5.500%	8/13/14	700	796
2 Federal Home Loan Banks	4.500%	11/14/14	350	388
2 Federal Home Loan Banks	2.750%	12/12/14	200	210
2 Federal Home Loan Banks	3.125%	3/11/16	875	922
2 Federal Home Loan Banks	5.375%	5/18/16	1,000	1,161
2 Federal Home Loan Banks	5.125%	10/19/16	525	601
2 Federal Home Loan Banks	4.750%	12/16/16	1,200	1,360
2 Federal Home Loan Banks	4.875%	5/17/17	550	628
2 Federal Home Loan Banks	5.000%	11/17/17	225	259
2 Federal Home Loan Banks	5.375%	8/15/18	150	174
2 Federal Home Loan Banks	4.125%	3/13/20	175	185
2 Federal Home Loan Banks	5.250%	12/11/20	425	483
2 Federal Home Loan Banks	5.625%	6/11/21	35	41
2 Federal Home Loan Banks	5.500%	7/15/36	250	274
2 Federal Home Loan
Mortgage Corp.	5.125%	7/15/12	500	525
2 Federal Home Loan
Mortgage Corp.	5.500%	8/20/12	2,000	2,118
2 Federal Home Loan
Mortgage Corp.	1.000%	8/28/12	1,200	1,209
2 Federal Home Loan
Mortgage Corp.	2.125%	9/21/12	4,250	4,341
2 Federal Home Loan
Mortgage Corp.	4.625%	10/25/12	1,075	1,135
2 Federal Home Loan
Mortgage Corp.	0.375%	11/30/12	500	500
2 Federal Home Loan
Mortgage Corp.	0.625%	12/28/12	1,575	1,580
2 Federal Home Loan
Mortgage Corp.	0.750%	12/28/12	1,000	1,004
2 Federal Home Loan
Mortgage Corp.	1.375%	1/9/13	650	659
2 Federal Home Loan
Mortgage Corp.	0.750%	3/28/13	750	753
2 Federal Home Loan
Mortgage Corp.	1.625%	4/15/13	3,500	3,571
2 Federal Home Loan
Mortgage Corp.	3.750%	6/28/13	175	186
2 Federal Home Loan
Mortgage Corp.	4.500%	7/15/13	275	297
2 Federal Home Loan
Mortgage Corp.	4.125%	9/27/13	575	619

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
2 Federal Home Loan
Mortgage Corp.	0.875%	10/28/13	300	301
2 Federal Home Loan
Mortgage Corp.	4.875%	11/15/13	225	247
2 Federal Home Loan
Mortgage Corp.	2.500%	1/7/14	125	130
2 Federal Home Loan
Mortgage Corp.	4.500%	1/15/14	700	764
2 Federal Home Loan
Mortgage Corp.	1.375%	2/25/14	1,075	1,089
2 Federal Home Loan
Mortgage Corp.	2.500%	4/23/14	2,775	2,897
2 Federal Home Loan
Mortgage Corp.	5.000%	7/15/14	2,225	2,488
2 Federal Home Loan
Mortgage Corp.	3.000%	7/28/14	2,000	2,119
2 Federal Home Loan
Mortgage Corp.	1.000%	7/30/14	600	599
2 Federal Home Loan
Mortgage Corp.	1.000%	8/27/14	1,500	1,498
2 Federal Home Loan
Mortgage Corp.	2.875%	2/9/15	575	607
2 Federal Home Loan
Mortgage Corp.	1.750%	9/10/15	700	703
2 Federal Home Loan
Mortgage Corp.	5.250%	4/18/16	625	721
2 Federal Home Loan
Mortgage Corp.	2.500%	5/27/16	500	513
2 Federal Home Loan
Mortgage Corp.	5.500%	7/18/16	375	437
2 Federal Home Loan
Mortgage Corp.	5.125%	11/17/17	200	230
2 Federal Home Loan
Mortgage Corp.	4.875%	6/13/18	550	625
2 Federal Home Loan
Mortgage Corp.	3.750%	3/27/19	1,250	1,323
2 Federal Home Loan
Mortgage Corp.	6.750%	9/15/29	400	511
2 Federal Home Loan
Mortgage Corp.	6.750%	3/15/31	1,525	1,955
2 Federal Home Loan
Mortgage Corp.	6.250%	7/15/32	250	307
2 Federal National
Mortgage Assn.	1.125%	7/30/12	1,050	1,059
2 Federal National
Mortgage Assn.	5.250%	8/1/12	150	158
2 Federal National
Mortgage Assn.	4.375%	9/15/12	1,950	2,045
2 Federal National
Mortgage Assn.	0.625%	9/24/12	400	401
2 Federal National
Mortgage Assn.	0.375%	12/28/12	350	350
2 Federal National
Mortgage Assn.	3.625%	2/12/13	2,350	2,469
2 Federal National
Mortgage Assn.	4.750%	2/21/13	600	642
2 Federal National
Mortgage Assn.	0.750%	2/26/13	900	904
2 Federal National
Mortgage Assn.	4.375%	3/15/13	250	267
2 Federal National
Mortgage Assn.	4.625%	5/1/13	750	801
2 Federal National
Mortgage Assn.	1.750%	5/7/13	350	358
2 Federal National
Mortgage Assn.	0.500%	8/9/13	50	50
2 Federal National
Mortgage Assn.	1.250%	8/20/13	225	228
2 Federal National
Mortgage Assn.	4.625%	10/15/13	2,975	3,240
2 Federal National
Mortgage Assn.	2.875%	12/11/13	325	342

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
2 Federal National
Mortgage Assn.	0.750%	12/18/13	1,600	1,600
2 Federal National
Mortgage Assn.	2.750%	2/5/14	1,500	1,574
2 Federal National
Mortgage Assn.	1.250%	2/27/14	750	757
2 Federal National
Mortgage Assn.	2.750%	3/13/14	2,425	2,543
2 Federal National
Mortgage Assn.	2.500%	5/15/14	450	470
2 Federal National
Mortgage Assn.	1.125%	6/27/14	600	602
2 Federal National
Mortgage Assn.	3.000%	9/16/14	450	477
2 Federal National
Mortgage Assn.	4.625%	10/15/14	725	806
2 Federal National
Mortgage Assn.	2.625%	11/20/14	2,900	3,037
2 Federal National
Mortgage Assn.	2.375%	7/28/15	2,250	2,320
2 Federal National
Mortgage Assn.	4.375%	10/15/15	1,725	1,916
2 Federal National
Mortgage Assn.	1.625%	10/26/15	450	449
2 Federal National
Mortgage Assn.	5.000%	3/15/16	150	171
2 Federal National
Mortgage Assn.	2.375%	4/11/16	450	460
2 Federal National
Mortgage Assn.	5.250%	9/15/16	1,150	1,328
2 Federal National
Mortgage Assn.	4.875%	12/15/16	500	568
2 Federal National
Mortgage Assn.	5.000%	2/13/17	1,925	2,200
2 Federal National
Mortgage Assn.	5.000%	5/11/17	2,000	2,289
2 Federal National
Mortgage Assn.	5.375%	6/12/17	1,000	1,163
2 Federal National
Mortgage Assn.	6.250%	5/15/29	175	213
2 Federal National
Mortgage Assn.	7.125%	1/15/30	925	1,229
2 Federal National
Mortgage Assn.	7.250%	5/15/30	300	404
2 Federal National
Mortgage Assn.	6.625%	11/15/30	300	380
2 Federal National
Mortgage Assn.	5.625%	7/15/37	425	478
2 Financing Corp. Fico	9.650%	11/2/18	225	323
1 General Electric Capital Corp.	2.125%	12/21/12	475	486
1 General Electric Capital Corp.	2.625%	12/28/12	350	361
Israel Government AID Bond	5.500%	9/18/23	150	172
Israel Government AID Bond	5.500%	12/4/23	50	57
Israel Government AID Bond	5.500%	4/26/24	325	374
1 JPMorgan Chase & Co.	2.125%	12/26/12	825	843
Private Export Funding Corp.	3.050%	10/15/14	250	264
Private Export Funding Corp.	2.250%	12/15/17	125	122
Private Export Funding Corp.	4.375%	3/15/19	200	217
Private Export Funding Corp.	4.300%	12/15/21	100	105
2 Tennessee Valley Authority	5.500%	7/18/17	275	321
2 Tennessee Valley Authority	4.500%	4/1/18	175	193
2 Tennessee Valley Authority	3.875%	2/15/21	250	256
2 Tennessee Valley Authority	6.750%	11/1/25	50	63
2 Tennessee Valley Authority	7.125%	5/1/30	1,000	1,320
2 Tennessee Valley Authority	4.650%	6/15/35	175	173
2 Tennessee Valley Authority	5.880%	4/1/36	250	288
2 Tennessee Valley Authority	5.500%	6/15/38	100	109
2 Tennessee Valley Authority	5.250%	9/15/39	225	238
2 Tennessee Valley Authority	4.875%	1/15/48	100	99
2 Tennessee Valley Authority	5.375%	4/1/56	50	54
2 Tennessee Valley Authority	4.625%	9/15/60	100	95

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	US Central Federal
	Credit Union	1.900%	10/19/12	250	255
3	Western Corporate Federal
	Credit Union	1.750%	11/2/12	125	127
					118,026
Conventional Mortgage-Backed Securities (27.8%)
‡,2,4 Fannie Mae Pool		3.500%	2/1/26–
			7/1/41	17,774	17,803
‡,2,4 Fannie Mae Pool		4.000%	8/1/18–
			7/1/41	47,072	47,954
‡,2,4 Fannie Mae Pool		4.500%	9/1/11–
			7/1/41	48,281	50,513
‡,2,4 Fannie Mae Pool		5.000%	1/1/12–
			7/1/41	51,149	54,645
‡,2,4 Fannie Mae Pool		5.500%	9/1/14–
			7/1/41	46,807	50,907
‡,2,4 Fannie Mae Pool		6.000%	8/1/11–
			7/1/41	34,708	38,286
[2,4]	Fannie Mae Pool	6.500%	11/1/14–
			11/1/38	10,360	11,760
[2,4]	Fannie Mae Pool	7.000%	9/1/14–
			11/1/37	2,924	3,341
[2,4]	Fannie Mae Pool	7.500%	11/1/11–
			7/1/32	183	210
[2,4]	Fannie Mae Pool	8.000%	11/1/11–
			11/1/30	72	85
[2,4]	Fannie Mae Pool	8.500%	7/1/22–
			4/1/31	31	36
[2,4]	Fannie Mae Pool	9.000%	7/1/22–
			12/1/24	4	5
[2,4]	Fannie Mae Pool	9.500%	12/1/18–
			2/1/25	5	6
[2,4]	Fannie Mae Pool	10.000%	8/1/20–
			8/1/21	1	2
[2,4]	Fannie Mae Pool	10.500%	8/1/20	1	1
‡,2,4 Freddie Mac Gold Pool		3.500%	7/1/26–
			1/1/41	9,093	9,200
‡,2,4 Freddie Mac Gold Pool		4.000%	9/1/13–
			7/1/41	30,657	31,288
‡,2,4 Freddie Mac Gold Pool		4.500%	1/1/18–
			7/1/41	34,900	36,437
‡,2,4 Freddie Mac Gold Pool		5.000%	10/1/17–
			7/1/41	34,167	36,434
‡,2,4 Freddie Mac Gold Pool		5.500%	12/1/13–
			7/1/41	34,568	37,473
‡,2,4 Freddie Mac Gold Pool		6.000%	5/1/12–
			7/1/41	20,597	22,701
[2,4]	Freddie Mac Gold Pool	6.500%	3/1/12–
			4/1/39	5,960	6,731
[2,4]	Freddie Mac Gold Pool	7.000%	2/1/12–
			2/1/37	1,499	1,732
[2,4]	Freddie Mac Gold Pool	7.500%	11/1/11–
			10/1/30	107	126
[2,4]	Freddie Mac Gold Pool	8.000%	12/1/15–
			7/1/30	106	122
[2,4]	Freddie Mac Gold Pool	8.500%	3/1/23–
			11/1/30	51	60
[2,4]	Freddie Mac Gold Pool	9.000%	5/1/27–
			5/1/30	6	7
[2,4]	Freddie Mac Gold Pool	10.000%	3/1/17	2	3
[2,4]	Freddie Mac Non Gold Pool	10.000%	11/1/19	1	1
‡,4	Ginnie Mae I Pool	3.500%	2/15/26–
			7/1/41	1,487	1,466
‡,4	Ginnie Mae I Pool	4.000%	1/15/25–
			7/1/41	10,695	10,907
‡,4	Ginnie Mae I Pool	4.500%	8/15/18–
			7/1/41	21,521	22,767
4	Ginnie Mae I Pool	5.000%	1/15/18–
			10/15/39	17,595	19,106
4	Ginnie Mae I Pool	5.500%	6/15/18–
			12/15/39	11,232	12,405

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Ginnie Mae I Pool	6.000%	2/15/17–
			9/15/40	7,052	7,903
4	Ginnie Mae I Pool	6.500%	5/15/13–
			2/15/39	2,723	3,103
4	Ginnie Mae I Pool	7.000%	5/15/23–
			1/15/32	290	334
4	Ginnie Mae I Pool	7.500%	6/15/12–
			1/15/31	138	159
4	Ginnie Mae I Pool	8.000%	2/15/22–
			10/15/30	98	100
4	Ginnie Mae I Pool	8.500%	2/15/22–
			7/15/30	23	25
4	Ginnie Mae I Pool	9.000%	4/15/16–
			7/15/30	19	20
4	Ginnie Mae I Pool	9.500%	4/15/17–
			12/15/21	6	7
4	Ginnie Mae I Pool	10.000%	5/15/20	1	1
4	Ginnie Mae I Pool	10.500%	5/15/19	10	10
‡,4	Ginnie Mae II Pool	4.000%	3/20/26–
			7/1/41	8,357	8,490
‡,4	Ginnie Mae II Pool	4.500%	4/20/40–
			7/1/41	23,875	25,116
‡,4	Ginnie Mae II Pool	5.000%	3/20/18–
			7/1/41	18,447	20,026
‡,4	Ginnie Mae II Pool	5.500%	6/20/34–
			7/1/41	6,506	7,167
4	Ginnie Mae II Pool	6.000%	3/20/33–
			7/20/39	4,310	4,769
4	Ginnie Mae II Pool	6.500%	12/20/35–
			12/20/37	1,482	1,670
4	Ginnie Mae II Pool	7.000%	8/20/36–
			4/20/38	137	158
					603,578
Nonconventional Mortgage-Backed Securities (1.1%)
[2,4]	Fannie Mae Pool	2.318%	11/1/35	107	113
[2,4]	Fannie Mae Pool	2.416%	12/1/35	322	339
[2,4]	Fannie Mae Pool	2.460%	11/1/34	91	95
[2,4]	Fannie Mae Pool	2.483%	2/1/36	47	48
[2,4]	Fannie Mae Pool	2.559%	12/1/35	355	373
[2,4]	Fannie Mae Pool	2.562%	1/1/35	195	206
[2,4]	Fannie Mae Pool	2.572%	12/1/40	231	236
[2,4]	Fannie Mae Pool	2.579%	10/1/40	423	433
[2,4]	Fannie Mae Pool	2.640%	9/1/34	33	35
[2,4]	Fannie Mae Pool	2.685%	11/1/33	43	45
[2,4]	Fannie Mae Pool	2.699%	4/1/36	175	186
[2,4]	Fannie Mae Pool	2.872%	3/1/41	244	251
[2,4]	Fannie Mae Pool	2.961%	12/1/40	183	187
[2,4]	Fannie Mae Pool	3.010%	3/1/41	166	171
[2,4]	Fannie Mae Pool	3.070%	9/1/35	92	95
[2,4]	Fannie Mae Pool	3.100%	12/1/40	298	308
[2,4]	Fannie Mae Pool	3.127%	8/1/35	387	395
[2,4]	Fannie Mae Pool	3.146%	2/1/41	220	228
[2,4]	Fannie Mae Pool	3.154%	2/1/41	247	254
[2,4]	Fannie Mae Pool	3.197%	8/1/40	394	408
[2,4]	Fannie Mae Pool	3.202%	12/1/40	294	305
[2,4]	Fannie Mae Pool	3.224%	9/1/40	425	441
[2,4]	Fannie Mae Pool	3.256%	11/1/40	166	173
[2,4]	Fannie Mae Pool	3.257%	10/1/40	380	394
[2,4]	Fannie Mae Pool	3.296%	1/1/40	216	225
[2,4]	Fannie Mae Pool	3.386%	5/1/40	186	194
[2,4]	Fannie Mae Pool	3.508%	5/1/40	168	176
[2,4]	Fannie Mae Pool	3.525%	3/1/40	465	486
[2,4]	Fannie Mae Pool	3.622%	4/1/41	298	306
[2,4]	Fannie Mae Pool	3.907%	12/1/35	213	226
[2,4]	Fannie Mae Pool	4.520%	11/1/34	167	176
[2,4]	Fannie Mae Pool	4.572%	8/1/35	363	381
[2,4]	Fannie Mae Pool	4.651%	8/1/37	296	313
[2,4]	Fannie Mae Pool	4.988%	12/1/33	64	68
[2,4]	Fannie Mae Pool	5.067%	3/1/37	150	159
[2,4]	Fannie Mae Pool	5.069%	3/1/38	230	247
[2,4]	Fannie Mae Pool	5.114%	8/1/38	14	15

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[2,4]	Fannie Mae Pool	5.266%	7/1/38	28	30
[2,4]	Fannie Mae Pool	5.344%	12/1/35	193	204
[2,4]	Fannie Mae Pool	5.416%	1/1/37	105	112
[2,4]	Fannie Mae Pool	5.485%	3/1/37	107	112
[2,4]	Fannie Mae Pool	5.587%	5/1/36	119	128
[2,4]	Fannie Mae Pool	5.593%	2/1/37	247	261
[2,4]	Fannie Mae Pool	5.633%	6/1/37	81	87
[2,4]	Fannie Mae Pool	5.660%	3/1/37	433	453
[2,4]	Fannie Mae Pool	5.666%	3/1/37	198	207
[2,4]	Fannie Mae Pool	5.705%	4/1/37	63	67
[2,4]	Fannie Mae Pool	5.712%	12/1/37	311	338
[2,4]	Fannie Mae Pool	5.718%	2/1/37	285	303
[2,4]	Fannie Mae Pool	5.730%	4/1/37	151	163
[2,4]	Fannie Mae Pool	5.887%	8/1/37	157	167
[2,4]	Fannie Mae Pool	5.915%	6/1/36	25	27
[2,4]	Fannie Mae Pool	5.924%	10/1/37	196	211
[2,4]	Fannie Mae Pool	5.933%	11/1/36	280	301
[2,4]	Fannie Mae Pool	6.260%	9/1/37	117	124
[2,4]	Freddie Mac 7/1 ARM	5.551%	1/1/38	222	238
[2,4]	Freddie Mac Non Gold Pool	2.477%	1/1/35	12	13
[2,4]	Freddie Mac Non Gold Pool	2.487%	12/1/34	197	205
[2,4]	Freddie Mac Non Gold Pool	2.563%	12/1/34	84	87
[2,4]	Freddie Mac Non Gold Pool	2.564%	3/1/36	184	192
[2,4]	Freddie Mac Non Gold Pool	2.645%	12/1/40	323	331
[2,4]	Freddie Mac Non Gold Pool	2.697%	12/1/40	380	390
[2,4]	Freddie Mac Non Gold Pool	2.794%	11/1/40	294	302
[2,4]	Freddie Mac Non Gold Pool	2.818%	1/1/41	243	247
[2,4]	Freddie Mac Non Gold Pool	2.997%	2/1/41	336	346
[2,4]	Freddie Mac Non Gold Pool	3.082%	3/1/41	223	230
[2,4]	Freddie Mac Non Gold Pool	3.153%	11/1/40	312	323
[2,4]	Freddie Mac Non Gold Pool	3.303%	6/1/40	246	256
[2,4]	Freddie Mac Non Gold Pool	3.331%	4/1/40	263	274
[2,4]	Freddie Mac Non Gold Pool	3.352%	5/1/40	131	136
[2,4]	Freddie Mac Non Gold Pool	3.440%	5/1/40	150	156
[2,4]	Freddie Mac Non Gold Pool	3.575%	6/1/40	299	312
[2,4]	Freddie Mac Non Gold Pool	3.592%	6/1/40	567	591
[2,4]	Freddie Mac Non Gold Pool	3.634%	1/1/40	262	274
[2,4]	Freddie Mac Non Gold Pool	3.667%	9/1/40	270	282
[2,4]	Freddie Mac Non Gold Pool	4.613%	7/1/35	102	109
[2,4]	Freddie Mac Non Gold Pool	4.625%	11/1/34	124	131
[2,4]	Freddie Mac Non Gold Pool	5.025%	5/1/35	166	178
[2,4]	Freddie Mac Non Gold Pool	5.242%	3/1/38	293	315
[2,4]	Freddie Mac Non Gold Pool	5.344%	12/1/35	127	134
[2,4]	Freddie Mac Non Gold Pool	5.409%	4/1/37	246	261
[2,4]	Freddie Mac Non Gold Pool	5.424%	3/1/37	173	184
[2,4]	Freddie Mac Non Gold Pool	5.498%	2/1/36	133	141
[2,4]	Freddie Mac Non Gold Pool	5.550%	4/1/37	152	163
[2,4]	Freddie Mac Non Gold Pool	5.559%	4/1/37	111	116
[2,4]	Freddie Mac Non Gold Pool	5.639%	12/1/36	206	216
[2,4]	Freddie Mac Non Gold Pool	5.715%	6/1/37	444	472
[2,4]	Freddie Mac Non Gold Pool	5.722%	9/1/36	531	568
[2,4]	Freddie Mac Non Gold Pool	5.764%	5/1/36	93	99
[2,4]	Freddie Mac Non Gold Pool	5.816%	10/1/37	127	135
[2,4]	Freddie Mac Non Gold Pool	5.830%	8/1/37	165	176
[2,4]	Freddie Mac Non Gold Pool	5.845%	5/1/37	191	206
[2,4]	Freddie Mac Non Gold Pool	5.877%	12/1/36	82	87
[2,4]	Freddie Mac Non Gold Pool	6.070%	10/1/37	25	27
[2,4]	Freddie Mac Non Gold Pool	6.082%	12/1/36	163	176
[2,4]	Freddie Mac Non Gold Pool	6.131%	6/1/37	105	112
[2,4]	Freddie Mac Non Gold Pool	6.398%	2/1/37	81	87
4	Ginnie Mae II Pool	2.500%	1/20/41–
			6/20/41	1,190	1,204
4	Ginnie Mae II Pool	3.000%	12/20/40–
			5/20/41	391	401
4	Ginnie Mae II Pool	3.500%	1/20/41	222	232
4	Ginnie Mae II Pool	4.500%	10/20/39	33	35
4	Ginnie Mae II Pool	5.000%	10/20/38	51	55
					23,191
Total U.S. Government and Agency Obligations (Cost $1,490,118)					1,537,884

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Asset-Backed/Commercial Mortgage-Backed Securities (3.0%)
4	Banc of America Commercial
	Mortgage Inc.	4.050%	11/10/38	18	18
4	Banc of America Commercial
	Mortgage Inc.	4.153%	11/10/38	50	52
4	Banc of America Commercial
	Mortgage Inc.	4.877%	7/10/42	510	546
[4,5]	Banc of America Commercial
	Mortgage Inc.	5.233%	11/10/42	75	78
4	Banc of America Commercial
	Mortgage Inc.	4.727%	7/10/43	115	114
4	Banc of America Commercial
	Mortgage Inc.	5.923%	5/10/45	140	155
[4,5]	Banc of America Commercial
	Mortgage Inc.	5.959%	5/10/45	85	78
4	Banc of America Commercial
	Mortgage Inc.	5.372%	9/10/45	475	510
[4,5]	Banc of America Commercial
	Mortgage Inc.	5.421%	9/10/45	5	5
4	Banc of America Commercial
	Mortgage Inc.	5.115%	10/10/45	700	761
[4,5]	Banc of America Commercial
	Mortgage Inc.	5.120%	10/10/45	700	710
[4,5]	Banc of America Commercial
	Mortgage Inc.	5.176%	10/10/45	10	10
4	Banc of America Commercial
	Mortgage Inc.	5.634%	7/10/46	500	547
[4,5]	Banc of America Commercial
	Mortgage Inc.	5.367%	9/10/47	50	51
[4,5]	Banc of America Commercial
	Mortgage Inc.	5.367%	9/10/47	90	87
4	Banc of America Commercial
	Mortgage Inc.	5.414%	9/10/47	425	456
4	Banc of America Commercial
	Mortgage Inc.	5.448%	9/10/47	50	49
[4,5]	Banc of America Commercial
	Mortgage Inc.	5.523%	1/15/49	75	61
[4,5]	Banc of America Commercial
	Mortgage Inc.	6.394%	2/10/51	500	558
6	Banco Bilbao Vizcaya
	Argentaria SA	5.750%	7/20/17	225	236
6	Bank of Scotland plc	5.250%	2/21/17	375	395
4	Bear Stearns Commercial
	Mortgage Securities	5.610%	11/15/33	175	175
4	Bear Stearns Commercial
	Mortgage Securities	5.706%	4/12/38	175	192
[4,5]	Bear Stearns Commercial
	Mortgage Securities	5.707%	4/12/38	125	130
4	Bear Stearns Commercial
	Mortgage Securities	4.830%	8/15/38	350	360
[4,5]	Bear Stearns Commercial
	Mortgage Securities	5.942%	9/11/38	150	156
[4,5]	Bear Stearns Commercial
	Mortgage Securities	5.942%	9/11/38	75	70
4	Bear Stearns Commercial
	Mortgage Securities	5.620%	3/11/39	125	135
4	Bear Stearns Commercial
	Mortgage Securities	4.680%	8/13/39	425	446
4	Bear Stearns Commercial
	Mortgage Securities	4.740%	3/13/40	200	208
4	Bear Stearns Commercial
	Mortgage Securities	5.853%	6/11/40	610	617
[4,5]	Bear Stearns Commercial
	Mortgage Securities	5.905%	6/11/40	75	58
4	Bear Stearns Commercial
	Mortgage Securities	4.750%	6/11/41	110	104
4	Bear Stearns Commercial
	Mortgage Securities	5.582%	9/11/41	95	96
[4,5]	Bear Stearns Commercial
	Mortgage Securities	5.568%	10/12/41	219	216

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Bear Stearns Commercial
	Mortgage Securities	4.521%	11/11/41	150	152
4	Bear Stearns Commercial
	Mortgage Securities	4.868%	11/11/41	60	58
4	Bear Stearns Commercial
	Mortgage Securities	5.742%	9/11/42	825	923
4	Bear Stearns Commercial
	Mortgage Securities	5.793%	9/11/42	175	184
4	Bear Stearns Commercial
	Mortgage Securities	5.127%	10/12/42	334	339
4	Bear Stearns Commercial
	Mortgage Securities	5.295%	10/12/42	350	378
[4,5]	Bear Stearns Commercial
	Mortgage Securities	5.513%	1/12/45	190	185
[4,5]	Bear Stearns Commercial
	Mortgage Securities	5.566%	1/12/45	100	86
4	Bear Stearns Commercial
	Mortgage Securities	5.613%	6/11/50	468	486
4	Bear Stearns Commercial
	Mortgage Securities	5.694%	6/11/50	150	163
4	Bear Stearns Commercial
	Mortgage Securities	5.700%	6/11/50	575	629
[4,5]	Bear Stearns Commercial
	Mortgage Securities	5.915%	6/11/50	125	125
4	Capital Auto Receivables
	Asset Trust	4.680%	10/15/12	95	97
4	Capital One Multi-Asset
	Execution Trust	5.050%	12/17/18	1,000	1,123
4	Capital One Multi-Asset
	Execution Trust	5.750%	7/15/20	185	215
4	CDC Commercial
	Mortgage Trust	5.676%	11/15/30	75	75
4	Chase Issuance Trust	4.650%	3/15/15	1,000	1,066
4	Chase Issuance Trust	5.400%	7/15/15	250	273
6	Cie de Financement Foncier	2.125%	4/22/13	150	152
4	Citibank Credit Card
	Issuance Trust	4.900%	6/23/16	525	578
4	Citibank Credit Card
	Issuance Trust	4.150%	7/7/17	100	108
4	Citibank Credit Card
	Issuance Trust	5.650%	9/20/19	125	144
4	Citigroup Commercial
	Mortgage Trust	4.830%	5/15/43	25	25
[4,5]	Citigroup Commercial
	Mortgage Trust	5.920%	3/15/49	425	470
4	Citigroup Commercial
	Mortgage Trust	5.462%	10/15/49	100	99
4	Citigroup Commercial
	Mortgage Trust	5.482%	10/15/49	50	44
[4,5]	Citigroup Commercial
	Mortgage Trust	5.823%	12/10/49	190	189
[4,5]	Citigroup Commercial
	Mortgage Trust	5.823%	12/10/49	425	470
[4,5]	Citigroup Commercial
	Mortgage Trust	5.886%	12/10/49	135	133
[4,5]	Citigroup Commercial
	Mortgage Trust	5.886%	12/10/49	600	660
4	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.393%	7/15/44	300	327
[4,5]	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.394%	7/15/44	25	26
4	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.886%	11/15/44	500	548
4	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.648%	10/15/48	250	244
4	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.688%	10/15/48	75	61
4	Citigroup/Deutsche Bank
	Commercial Mortgage Trust	5.322%	12/11/49	100	106
[4,6]	Commercial Mortgage
	Lease-Backed Certificates	6.746%	6/20/31	542	600

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Commercial Mortgage
	Pass Through Certificates	4.084%	6/10/38	425	439
4	Commercial Mortgage
	Pass Through Certificates	4.715%	3/10/39	500	529
4	Commercial Mortgage
	Pass Through Certificates	5.116%	6/10/44	275	298
4	Commercial Mortgage
	Pass Through Certificates	5.946%	6/10/46	450	497
[4,5]	Commercial Mortgage
	Pass Through Certificates	5.972%	6/10/46	100	102
4	Commercial Mortgage
	Pass Through Certificates	5.248%	12/10/46	144	144
[4,5]	Commercial Mortgage
	Pass Through Certificates	6.008%	12/10/49	550	607
[4,5]	Credit Suisse First Boston
	Mortgage Securities Corp.	4.750%	1/15/37	260	274
4	Credit Suisse First Boston
	Mortgage Securities Corp.	4.877%	4/15/37	25	25
[4,5]	Credit Suisse First Boston
	Mortgage Securities Corp.	5.014%	2/15/38	130	140
[4,5]	Credit Suisse First Boston
	Mortgage Securities Corp.	5.075%	2/15/38	85	84
[4,5]	Credit Suisse First Boston
	Mortgage Securities Corp.	5.100%	8/15/38	50	50
[4,5]	Credit Suisse First Boston
	Mortgage Securities Corp.	5.190%	8/15/38	75	74
[4,5]	Credit Suisse First Boston
	Mortgage Securities Corp.	5.230%	12/15/40	85	81
4	Credit Suisse Mortgage
	Capital Certificates	6.013%	6/15/38	30	30
4	Credit Suisse Mortgage
	Capital Certificates	6.013%	6/15/38	600	660
4	Credit Suisse Mortgage
	Capital Certificates	5.609%	2/15/39	175	190
[4,5]	Credit Suisse Mortgage
	Capital Certificates	5.750%	2/15/39	200	200
[4,5]	Credit Suisse Mortgage
	Capital Certificates	5.784%	2/15/39	75	69
[4,5]	Credit Suisse Mortgage
	Capital Certificates	5.905%	6/15/39	200	215
4	Credit Suisse Mortgage
	Capital Certificates	5.509%	9/15/39	50	47
4	Credit Suisse Mortgage
	Capital Certificates	5.311%	12/15/39	150	160
4	Credit Suisse Mortgage
	Capital Certificates	5.383%	2/15/40	175	183
[4,5]	CW Capital Cobalt Ltd.	6.010%	5/15/46	200	216
4	Discover Card Master Trust	5.650%	12/15/15	600	654
4	Discover Card Master Trust	5.650%	3/16/20	225	259
[4,5]	First Union Commercial
	Mortgage Trust	6.750%	10/15/35	80	83
4	First Union National Bank
	Commercial Mortgage	6.223%	12/12/33	206	208
4	Ford Credit Auto Owner Trust	4.370%	10/15/12	445	449
4	Ford Credit Auto Owner Trust	2.420%	11/15/14	125	128
4	Ford Credit Auto Owner Trust	2.150%	6/15/15	425	436
[4,5]	GE Capital Commercial
	Mortgage Corp.	5.512%	3/10/44	425	459
[4,5]	GE Capital Commercial
	Mortgage Corp.	5.512%	3/10/44	175	176
4	GE Capital Commercial
	Mortgage Corp.	5.543%	12/10/49	134	142
4	GMAC Commercial
	Mortgage Securities Inc.	4.079%	5/10/36	90	93
4	GMAC Commercial
	Mortgage Securities Inc.	4.908%	3/10/38	350	373
4	GMAC Commercial
	Mortgage Securities Inc.	4.646%	4/10/40	46	47
4	GMAC Commercial Mortgage
	Securities Inc.	4.864%	12/10/41	300	322
4	GMAC Commercial Mortgage
	Securities Inc.	4.754%	5/10/43	50	50

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Greenwich Capital Commercial
	Funding Corp.	4.948%	1/11/35	100	104
4	Greenwich Capital Commercial
	Funding Corp.	5.317%	6/10/36	700	752
4	Greenwich Capital Commercial
	Funding Corp.	5.117%	4/10/37	203	204
4	Greenwich Capital Commercial
	Funding Corp.	5.224%	4/10/37	425	458
[4,5]	Greenwich Capital Commercial
	Funding Corp.	5.277%	4/10/37	150	145
[4,5]	Greenwich Capital Commercial
	Funding Corp.	6.078%	7/10/38	100	103
4	Greenwich Capital Commercial
	Funding Corp.	5.475%	3/10/39	50	48
4	Greenwich Capital Commercial
	Funding Corp.	4.799%	8/10/42	1,025	1,102
[4,5]	Greenwich Capital Commercial
	Funding Corp.	4.859%	8/10/42	50	49
4	GS Mortgage Securities
	Corp. II	5.506%	4/10/38	231	233
[4,5]	GS Mortgage Securities
	Corp. II	5.553%	4/10/38	350	379
[4,5]	GS Mortgage Securities
	Corp. II	5.622%	4/10/38	150	152
4	GS Mortgage Securities
	Corp. II	5.396%	8/10/38	300	324
4	Honda Auto Receivables
	Owner Trust	4.880%	9/18/14	152	154
4	Honda Auto Receivables
	Owner Trust	1.800%	4/17/17	75	76
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.050%	12/12/34	200	208
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.200%	7/12/35	4	4
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.654%	1/12/37	75	77
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.534%	8/12/37	50	49
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.824%	9/12/37	59	60
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.879%	1/12/38	819	867
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.404%	1/12/39	150	158
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.550%	6/12/41	500	542
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	4.780%	7/15/42	105	105
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.498%	1/12/43	5	5
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.623%	12/12/44	75	74
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.672%	12/12/44	25	20
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.413%	12/15/44	105	111
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.492%	12/15/44	35	33
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	6.067%	4/15/45	40	41
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	6.067%	4/15/45	90	81
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	6.067%	4/15/45	275	304
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.593%	5/12/45	175	174
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.623%	5/12/45	50	41
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.440%	5/15/45	115	116

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.447%	5/15/45	200	211
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.440%	6/12/47	250	267
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	6.004%	6/15/49	300	324
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.794%	2/12/51	525	574
4	JP Morgan Chase Commercial
	Mortgage Securities Corp.	5.855%	2/12/51	228	232
[4,5]	JP Morgan Chase Commercial
	Mortgage Securities Corp.	6.102%	2/12/51	75	74
4	LB-UBS Commercial
	Mortgage Trust	4.786%	10/15/29	700	747
4	LB-UBS Commercial
	Mortgage Trust	4.742%	2/15/30	310	332
[4,5]	LB-UBS Commercial
	Mortgage Trust	5.150%	4/15/30	106	113
4	LB-UBS Commercial
	Mortgage Trust	4.553%	7/15/30	21	21
4	LB-UBS Commercial
	Mortgage Trust	5.197%	11/15/30	250	269
4	LB-UBS Commercial
	Mortgage Trust	5.217%	2/15/31	75	75
4	LB-UBS Commercial
	Mortgage Trust	4.853%	9/15/31	475	491
4	LB-UBS Commercial
	Mortgage Trust	4.960%	12/15/31	100	105
4	LB-UBS Commercial
	Mortgage Trust	4.166%	5/15/32	325	338
[4,5]	LB-UBS Commercial
	Mortgage Trust	5.124%	11/15/32	225	239
[4,5]	LB-UBS Commercial
	Mortgage Trust	5.661%	3/15/39	475	522
4	LB-UBS Commercial
	Mortgage Trust	5.413%	9/15/39	60	61
4	LB-UBS Commercial
	Mortgage Trust	5.424%	2/15/40	75	81
4	LB-UBS Commercial
	Mortgage Trust	5.430%	2/15/40	325	350
4	LB-UBS Commercial
	Mortgage Trust	5.455%	2/15/40	125	121
[4,5]	LB-UBS Commercial
	Mortgage Trust	5.057%	9/15/40	50	50
[4,5]	LB-UBS Commercial
	Mortgage Trust	5.276%	2/15/41	75	69
[4,5]	LB-UBS Commercial
	Mortgage Trust	6.315%	4/15/41	130	126
4	LB-UBS Commercial
	Mortgage Trust	5.866%	9/15/45	600	653
4	Merrill Lynch Mortgage Trust	5.236%	11/12/35	275	290
4	Merrill Lynch Mortgage Trust	5.107%	7/12/38	20	20
4	Merrill Lynch Mortgage Trust	5.862%	5/12/39	400	436
[4,5]	Merrill Lynch Mortgage Trust	5.863%	5/12/39	50	52
4	Merrill Lynch Mortgage Trust	5.782%	8/12/43	125	127
[4,5]	Merrill Lynch Mortgage Trust	5.802%	8/12/43	75	61
[4,5]	Merrill Lynch Mortgage Trust	5.291%	1/12/44	350	379
[4,5]	Merrill Lynch Mortgage Trust	6.020%	6/12/50	500	548
[4,5]	Merrill Lynch Mortgage Trust	6.020%	6/12/50	85	80
4	Merrill Lynch Mortgage Trust	5.690%	2/12/51	500	541
[4,5]	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.707%	2/12/39	25	23
4	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	6.097%	6/12/46	600	663
4	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.456%	7/12/46	85	84
4	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.378%	8/12/48	465	494
4	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.590%	9/12/49	241	246

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Merrill Lynch/Countrywide
	Commercial Mortgage Trust	5.700%	9/12/49	125	135
4	Morgan Stanley Capital I	4.970%	4/14/40	517	556
[4,5]	Morgan Stanley Capital I	5.110%	6/15/40	65	70
4	Morgan Stanley Capital I	5.270%	6/13/41	200	215
[4,5]	Morgan Stanley Capital I	5.989%	8/12/41	50	52
4	Morgan Stanley Capital I	5.360%	11/12/41	200	200
[4,5]	Morgan Stanley Capital I	4.840%	12/13/41	35	33
4	Morgan Stanley Capital I	4.970%	12/15/41	425	450
4	Morgan Stanley Capital I	5.168%	1/14/42	125	133
[4,5]	Morgan Stanley Capital I	5.789%	6/11/42	150	167
[4,5]	Morgan Stanley Capital I	5.789%	6/11/42	50	50
4	Morgan Stanley Capital I	4.989%	8/13/42	225	243
[4,5]	Morgan Stanley Capital I	5.073%	8/13/42	95	90
4	Morgan Stanley Capital I	5.230%	9/15/42	625	674
4	Morgan Stanley Capital I	5.897%	10/15/42	240	263
[4,5]	Morgan Stanley Capital I	5.901%	10/15/42	20	20
[4,5]	Morgan Stanley Capital I	5.901%	10/15/42	100	96
[4,5]	Morgan Stanley Capital I	5.374%	11/14/42	400	432
4	Morgan Stanley Capital I	6.455%	1/11/43	475	543
4	Morgan Stanley Capital I	5.332%	12/15/43	200	215
[4,5]	Morgan Stanley Capital I	5.599%	3/12/44	300	324
[4,5]	Morgan Stanley Capital I	5.773%	7/12/44	125	125
[4,5]	Morgan Stanley Capital I	5.793%	7/12/44	115	107
4	Morgan Stanley Capital I	4.660%	9/13/45	100	106
[4,5]	Morgan Stanley Capital I	5.692%	4/15/49	450	479
[4,5]	Morgan Stanley Capital I	5.874%	4/15/49	125	112
[4,5]	Morgan Stanley Capital I	5.544%	11/12/49	100	98
4	Morgan Stanley Capital I	5.809%	12/12/49	425	464
[4,5]	Morgan Stanley Capital I	6.313%	12/12/49	125	121
4	Morgan Stanley Capital I	5.090%	10/12/52	119	119
[4,5]	Morgan Stanley Capital I	5.204%	10/12/52	150	150
4	Morgan Stanley Capital I	4.770%	7/15/56	85	83
4	Morgan Stanley
	Dean Witter Capital I	4.920%	3/12/35	700	730
4	Morgan Stanley
	Dean Witter Capital I	6.390%	10/15/35	142	143
4	Morgan Stanley
	Dean Witter Capital I	4.740%	11/13/36	511	531
6	Nationwide Building Society	5.500%	7/18/12	575	600
4	Nissan Auto Receivables
	Owner Trust	5.050%	11/17/14	163	168
6	Northern Rock Asset
	Management plc	5.625%	6/22/17	650	682
4	PG&E Energy Recovery
	Funding LLC	5.030%	3/25/14	146	149
4	PSE&G Transition
	Funding LLC	6.890%	12/15/17	600	716
6	Royal Bank of Canada	3.125%	4/14/15	225	235
[4,5]	TIAA Seasoned Commercial
	Mortgage Trust	5.979%	8/15/39	85	82
4	USAA Auto Owner Trust	4.710%	2/18/14	312	316
4	Wachovia Bank Commercial
	Mortgage Trust	4.440%	11/15/34	275	278
[4,5]	Wachovia Bank Commercial
	Mortgage Trust	5.125%	8/15/35	115	121
[4,5]	Wachovia Bank Commercial
	Mortgage Trust	4.964%	11/15/35	325	345
4	Wachovia Bank Commercial
	Mortgage Trust	4.719%	1/15/41	22	22
4	Wachovia Bank Commercial
	Mortgage Trust	4.748%	2/15/41	394	418
[4,5]	Wachovia Bank Commercial
	Mortgage Trust	5.512%	7/15/41	275	296
4	Wachovia Bank Commercial
	Mortgage Trust	4.803%	10/15/41	600	637
[4,5]	Wachovia Bank Commercial
	Mortgage Trust	5.083%	3/15/42	250	268
[4,5]	Wachovia Bank Commercial
	Mortgage Trust	5.224%	3/15/42	50	50

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
4	Wachovia Bank Commercial
	Mortgage Trust	5.118%	7/15/42	175	189
[4,5]	Wachovia Bank Commercial
	Mortgage Trust	5.860%	5/15/43	375	413
4	Wachovia Bank Commercial
	Mortgage Trust	4.699%	5/15/44	800	855
4	Wachovia Bank Commercial
	Mortgage Trust	4.750%	5/15/44	35	36
4	Wachovia Bank Commercial
	Mortgage Trust	4.793%	5/15/44	75	71
[4,5]	Wachovia Bank Commercial
	Mortgage Trust	5.380%	10/15/44	35	35
[4,5]	Wachovia Bank Commercial
	Mortgage Trust	5.380%	10/15/44	775	846
[4,5]	Wachovia Bank Commercial
	Mortgage Trust	5.440%	12/15/44	500	537
[4,5]	Wachovia Bank Commercial
	Mortgage Trust	5.490%	12/15/44	50	52
[4,5]	Wachovia Bank Commercial
	Mortgage Trust	6.173%	6/15/45	34	35
[4,5]	Wachovia Bank Commercial
	Mortgage Trust	5.765%	7/15/45	440	484
4	Wachovia Bank Commercial
	Mortgage Trust	5.679%	10/15/48	100	106
4	Wachovia Bank Commercial
	Mortgage Trust	5.313%	11/15/48	425	459
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $58,661)					64,846
Corporate Bonds (19.9%)
Finance (7.3%)
	Banking (4.9%)
	Abbey National Treasury
	Services PLC	2.875%	4/25/14	75	75
	Abbey National Treasury
	Services PLC/London	4.000%	4/27/16	75	74
	American Express Bank FSB	5.550%	10/17/12	250	264
	American Express Bank FSB	5.500%	4/16/13	350	374
	American Express
	Centurion Bank	5.950%	6/12/17	50	57
	American Express
	Centurion Bank	6.000%	9/13/17	625	705
	American Express Co.	7.250%	5/20/14	175	200
	American Express Co.	5.500%	9/12/16	100	112
	American Express Co.	6.150%	8/28/17	100	113
	American Express Co.	7.000%	3/19/18	675	788
	American Express Co.	8.125%	5/20/19	175	221
	American Express Co.	8.150%	3/19/38	50	67
4	American Express Co.	6.800%	9/1/66	200	203
	American Express Credit Corp.	5.875%	5/2/13	700	752
	American Express Credit Corp.	5.125%	8/25/14	50	55
	Banco Santander Chile	2.875%	11/13/12	50	50
6	BanColombia SA	4.250%	1/12/16	275	278
	Bank of America Corp.	5.375%	9/11/12	200	209
	Bank of America Corp.	4.875%	9/15/12	250	260
	Bank of America Corp.	4.875%	1/15/13	300	313
	Bank of America Corp.	4.900%	5/1/13	475	499
	Bank of America Corp.	7.375%	5/15/14	275	308
	Bank of America Corp.	5.125%	11/15/14	1,550	1,640
	Bank of America Corp.	4.500%	4/1/15	200	209
	Bank of America Corp.	4.750%	8/1/15	500	523
	Bank of America Corp.	3.700%	9/1/15	250	251
	Bank of America Corp.	5.250%	12/1/15	75	78
	Bank of America Corp.	3.625%	3/17/16	100	100
	Bank of America Corp.	6.500%	8/1/16	375	418
	Bank of America Corp.	5.750%	8/15/16	100	105
	Bank of America Corp.	5.420%	3/15/17	125	127
	Bank of America Corp.	5.750%	12/1/17	175	186
	Bank of America Corp.	5.650%	5/1/18	975	1,024
	Bank of America Corp.	7.625%	6/1/19	300	347
	Bank of America NA	5.300%	3/15/17	1,125	1,156

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Bank of Montreal	2.125%	6/28/13	150	153
	Bank of New York
	Mellon Corp.	4.950%	11/1/12	300	317
	Bank of New York
	Mellon Corp.	4.500%	4/1/13	50	53
	Bank of New York
	Mellon Corp.	4.300%	5/15/14	150	162
	Bank of New York
	Mellon Corp.	4.950%	3/15/15	200	217
	Bank of New York
	Mellon Corp.	2.500%	1/15/16	450	453
	Bank of New York
	Mellon Corp.	5.450%	5/15/19	200	221
	Bank of Nova Scotia	2.250%	1/22/13	200	205
	Bank of Nova Scotia	2.375%	12/17/13	625	641
	Bank One Corp.	5.250%	1/30/13	50	53
	Bank One Corp.	4.900%	4/30/15	100	107
	Barclays Bank plc	2.500%	1/23/13	200	204
	Barclays Bank plc	5.200%	7/10/14	600	648
	Barclays Bank plc	3.900%	4/7/15	400	415
	Barclays Bank plc	5.000%	9/22/16	175	187
	Barclays Bank plc	5.125%	1/8/20	650	650
	BB&T Capital Trust II	6.750%	6/7/36	175	175
4	BB&T Capital Trust IV	6.820%	6/12/77	25	25
	BB&T Corp.	3.850%	7/27/12	125	129
	BB&T Corp.	4.750%	10/1/12	250	260
	BB&T Corp.	5.200%	12/23/15	625	674
	BB&T Corp.	4.900%	6/30/17	75	80
	BB&T Corp.	6.850%	4/30/19	100	118
	BBVA US Senior SAU	3.250%	5/16/14	175	173
	Bear Stearns Cos. LLC	5.700%	11/15/14	550	606
	Bear Stearns Cos. LLC	5.300%	10/30/15	50	55
	Bear Stearns Cos. LLC	5.550%	1/22/17	650	709
	Bear Stearns Cos. LLC	6.400%	10/2/17	400	455
	Bear Stearns Cos. LLC	7.250%	2/1/18	325	384
	BNP Paribas/BNP Paribas US
	Medium-Term Note
	Program LLC	2.125%	12/21/12	400	405
	BNP Paribas SA	3.250%	3/11/15	50	51
	BNP Paribas SA	3.600%	2/23/16	525	529
	BNP Paribas SA	5.000%	1/15/21	625	629
	BNY Mellon NA	4.750%	12/15/14	50	55
	Branch Banking & Trust Co./
	Wilson NC	5.625%	9/15/16	175	196
	Canadian Imperial Bank of
	Commerce/Canada	1.450%	9/13/13	75	75
	Capital One Bank USA NA	8.800%	7/15/19	900	1,101
4	Capital One Capital III	7.686%	8/1/66	125	127
	Capital One Capital IV	6.745%	2/17/37	75	76
	Capital One Capital V	10.250%	8/15/39	50	53
	Capital One Capital VI	8.875%	5/15/40	50	51
	Capital One Financial Corp.	5.500%	6/1/15	25	27
	Capital One Financial Corp.	6.150%	9/1/16	125	138
	Capital One Financial Corp.	5.250%	2/21/17	50	54
	Capital One Financial Corp.	6.750%	9/15/17	75	87
[4,6]	Citicorp Lease
	Pass-Through Trust 1999-1	8.040%	12/15/19	500	598
	Citigroup Inc.	5.100%	9/29/11	425	429
	Citigroup Inc.	5.625%	8/27/12	325	339
	Citigroup Inc.	5.300%	10/17/12	1,050	1,102
	Citigroup Inc.	5.500%	4/11/13	675	716
	Citigroup Inc.	6.500%	8/19/13	500	545
	Citigroup Inc.	6.000%	12/13/13	350	380
	Citigroup Inc.	5.125%	5/5/14	100	107
	Citigroup Inc.	6.375%	8/12/14	50	55
	Citigroup Inc.	5.000%	9/15/14	975	1,018
	Citigroup Inc.	5.500%	10/15/14	300	326
	Citigroup Inc.	6.010%	1/15/15	200	219
	Citigroup Inc.	4.750%	5/19/15	200	211
	Citigroup Inc.	4.700%	5/29/15	50	52
	Citigroup Inc.	4.587%	12/15/15	200	209

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Citigroup Inc.	5.300%	1/7/16	225	241
Citigroup Inc.	3.953%	6/15/16	100	102
Citigroup Inc.	6.000%	8/15/17	225	246
Citigroup Inc.	6.125%	11/21/17	575	634
Citigroup Inc.	6.125%	5/15/18	225	247
Citigroup Inc.	8.500%	5/22/19	300	370
Citigroup Inc.	5.375%	8/9/20	50	52
Citigroup Inc.	6.625%	6/15/32	100	102
Citigroup Inc.	5.875%	2/22/33	250	235
Citigroup Inc.	6.000%	10/31/33	325	308
Citigroup Inc.	6.125%	8/25/36	100	96
Citigroup Inc.	5.875%	5/29/37	325	319
Citigroup Inc.	6.875%	3/5/38	400	442
Citigroup Inc.	8.125%	7/15/39	575	725
Comerica Bank	5.750%	11/21/16	225	251
Comerica Bank	5.200%	8/22/17	75	79
Compass Bank	6.400%	10/1/17	75	81
Compass Bank	5.900%	4/1/26	50	49
Cooperatieve Centrale
Raiffeisen-Boerenleenbank
BA/Netherlands	2.125%	10/13/15	125	123
Cooperatieve Centrale
Raiffeisen-Boerenleenbank
BA/Netherlands	4.500%	1/11/21	525	539
Countrywide Financial Corp.	6.250%	5/15/16	125	131
Credit Suisse	5.300%	8/13/19	250	266
Credit Suisse AG	5.400%	1/14/20	675	686
4 Credit Suisse AG/Guernsey	5.860%	5/29/49	225	211
Credit Suisse New York	5.000%	5/15/13	265	283
Credit Suisse New York	2.200%	1/14/14	675	683
Credit Suisse New York	3.500%	3/23/15	525	540
Credit Suisse New York	4.375%	8/5/20	450	440
Credit Suisse USA Inc.	5.500%	8/15/13	200	216
Credit Suisse USA Inc.	5.125%	1/15/14	100	108
Credit Suisse USA Inc.	4.875%	1/15/15	635	686
Credit Suisse USA Inc.	5.125%	8/15/15	75	82
Deutsche Bank AG	5.375%	10/12/12	200	211
Deutsche Bank AG	2.375%	1/11/13	150	152
Deutsche Bank AG	4.875%	5/20/13	575	611
Deutsche Bank AG	3.450%	3/30/15	300	309
Deutsche Bank AG/London	3.250%	1/11/16	375	378
Deutsche Bank AG/London	6.000%	9/1/17	550	613
Deutsche Bank Financial LLC	5.375%	3/2/15	300	320
Fifth Third Bancorp	3.625%	1/25/16	400	402
Fifth Third Bancorp	8.250%	3/1/38	225	265
4 Fifth Third Capital Trust IV	6.500%	4/15/67	300	293
First Horizon National Corp.	5.375%	12/15/15	625	665
First Niagara Financial
Group Inc.	6.750%	3/19/20	50	55
First Tennessee Bank NA	5.050%	1/15/15	50	52
Golden West Financial Corp.	4.750%	10/1/12	75	78
Goldman Sachs Capital I	6.345%	2/15/34	400	371
Goldman Sachs Group Inc.	3.625%	8/1/12	250	257
Goldman Sachs Group Inc.	5.700%	9/1/12	50	53
Goldman Sachs Group Inc.	5.450%	11/1/12	275	291
Goldman Sachs Group Inc.	4.750%	7/15/13	1,225	1,290
Goldman Sachs Group Inc.	5.250%	10/15/13	225	240
Goldman Sachs Group Inc.	5.150%	1/15/14	135	144
Goldman Sachs Group Inc.	5.000%	10/1/14	175	187
Goldman Sachs Group Inc.	5.125%	1/15/15	640	684
Goldman Sachs Group Inc.	3.700%	8/1/15	550	560
Goldman Sachs Group Inc.	5.350%	1/15/16	525	566
Goldman Sachs Group Inc.	3.625%	2/7/16	375	379
Goldman Sachs Group Inc.	5.750%	10/1/16	425	463
Goldman Sachs Group Inc.	5.625%	1/15/17	450	476
Goldman Sachs Group Inc.	6.250%	9/1/17	475	521
Goldman Sachs Group Inc.	5.950%	1/18/18	825	895
Goldman Sachs Group Inc.	6.150%	4/1/18	200	217
Goldman Sachs Group Inc.	7.500%	2/15/19	75	87
Goldman Sachs Group Inc.	5.375%	3/15/20	125	129
Goldman Sachs Group Inc.	6.000%	6/15/20	205	220

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Goldman Sachs Group Inc.	5.950%	1/15/27	300	290
Goldman Sachs Group Inc.	6.125%	2/15/33	125	125
Goldman Sachs Group Inc.	6.450%	5/1/36	125	119
Goldman Sachs Group Inc.	6.750%	10/1/37	1,275	1,272
Goldman Sachs Group Inc.	6.250%	2/1/41	450	454
6 HBOS plc	6.750%	5/21/18	150	145
HSBC Bank USA NA	4.875%	8/24/20	250	250
HSBC Bank USA NA	5.625%	8/15/35	250	237
HSBC Holdings plc	5.100%	4/5/21	1,075	1,107
HSBC Holdings plc	7.625%	5/17/32	100	110
HSBC Holdings plc	7.350%	11/27/32	100	108
HSBC Holdings plc	6.500%	5/2/36	500	513
HSBC Holdings plc	6.500%	9/15/37	450	459
HSBC Holdings plc	6.800%	6/1/38	50	53
Huntington Bancshares Inc./OH	7.000%	12/15/20	25	28
JP Morgan Chase Capital XVII	5.850%	8/1/35	150	148
4 JP Morgan Chase Capital XVIII	6.950%	8/1/66	75	74
4 JP Morgan Chase Capital XX	6.550%	9/15/66	125	124
4 JP Morgan Chase Capital XXII	6.450%	1/15/87	225	224
JP Morgan Chase Capital XXV	6.800%	10/1/37	225	222
JPMorgan Chase & Co.	5.375%	10/1/12	675	712
JPMorgan Chase & Co.	5.750%	1/2/13	725	771
JPMorgan Chase & Co.	4.750%	5/1/13	475	505
JPMorgan Chase & Co.	1.650%	9/30/13	525	529
JPMorgan Chase & Co.	4.875%	3/15/14	230	246
JPMorgan Chase & Co.	4.650%	6/1/14	400	429
JPMorgan Chase & Co.	5.125%	9/15/14	410	442
JPMorgan Chase & Co.	3.700%	1/20/15	250	259
JPMorgan Chase & Co.	4.750%	3/1/15	25	27
JPMorgan Chase & Co.	5.250%	5/1/15	425	459
JPMorgan Chase & Co.	5.150%	10/1/15	375	406
JPMorgan Chase & Co.	2.600%	1/15/16	150	147
JPMorgan Chase & Co.	3.450%	3/1/16	275	280
JPMorgan Chase & Co.	3.150%	7/5/16	275	276
JPMorgan Chase & Co.	6.125%	6/27/17	75	84
JPMorgan Chase & Co.	6.000%	1/15/18	150	168
JPMorgan Chase & Co.	6.300%	4/23/19	675	758
JPMorgan Chase & Co.	4.400%	7/22/20	575	566
JPMorgan Chase & Co.	6.400%	5/15/38	950	1,073
JPMorgan Chase & Co.	5.500%	10/15/40	200	200
JPMorgan Chase Bank NA	5.875%	6/13/16	25	28
JPMorgan Chase Bank NA	6.000%	10/1/17	300	334
JPMorgan Chase Capital XXVII	7.000%	11/1/39	150	150
KeyBank NA	5.500%	9/17/12	175	184
KeyBank NA	4.950%	9/15/15	150	159
KeyBank NA	5.450%	3/3/16	150	162
KeyCorp	6.500%	5/14/13	150	163
KeyCorp	5.100%	3/24/21	25	25
Lloyds TSB Bank plc	4.875%	1/21/16	200	204
Lloyds TSB Bank plc	6.375%	1/21/21	575	598
M&I Marshall & Ilsley Bank	4.850%	6/16/15	275	291
Manufacturers & Traders
Trust Co.	6.625%	12/4/17	200	231
4 Manufacturers & Traders
Trust Co.	5.585%	12/28/20	150	149
MBNA Corp.	6.125%	3/1/13	125	134
MBNA Corp.	5.000%	6/15/15	50	53
Mellon Funding Corp.	5.000%	12/1/14	300	328
Merrill Lynch & Co. Inc.	6.050%	8/15/12	50	52
Merrill Lynch & Co. Inc.	5.450%	2/5/13	200	212
Merrill Lynch & Co. Inc.	6.150%	4/25/13	450	483
Merrill Lynch & Co. Inc.	5.000%	2/3/14	150	159
Merrill Lynch & Co. Inc.	5.450%	7/15/14	225	242
Merrill Lynch & Co. Inc.	5.000%	1/15/15	500	528
Merrill Lynch & Co. Inc.	6.050%	5/16/16	225	236
Merrill Lynch & Co. Inc.	5.700%	5/2/17	300	307
Merrill Lynch & Co. Inc.	6.400%	8/28/17	400	435
Merrill Lynch & Co. Inc.	6.875%	4/25/18	1,175	1,299
Merrill Lynch & Co. Inc.	6.500%	7/15/18	75	80
Merrill Lynch & Co. Inc.	6.220%	9/15/26	375	367
Merrill Lynch & Co. Inc.	6.110%	1/29/37	175	165

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Merrill Lynch & Co. Inc.	7.750%	5/14/38	1,150	1,275
	Morgan Stanley	5.750%	8/31/12	450	474
	Morgan Stanley	5.300%	3/1/13	200	212
	Morgan Stanley	2.875%	1/24/14	75	76
	Morgan Stanley	4.750%	4/1/14	525	547
	Morgan Stanley	6.000%	5/13/14	500	545
	Morgan Stanley	4.200%	11/20/14	475	492
	Morgan Stanley	4.100%	1/26/15	225	231
	Morgan Stanley	6.000%	4/28/15	725	784
	Morgan Stanley	5.375%	10/15/15	175	187
	Morgan Stanley	3.450%	11/2/15	700	698
	Morgan Stanley	3.800%	4/29/16	75	75
	Morgan Stanley	5.750%	10/18/16	375	401
	Morgan Stanley	5.450%	1/9/17	575	605
	Morgan Stanley	5.550%	4/27/17	50	53
	Morgan Stanley	5.950%	12/28/17	375	402
	Morgan Stanley	6.625%	4/1/18	450	495
	Morgan Stanley	7.300%	5/13/19	525	587
	Morgan Stanley	5.625%	9/23/19	800	817
	Morgan Stanley	5.500%	1/26/20	275	279
	Morgan Stanley	5.500%	7/24/20	175	178
	Morgan Stanley	5.750%	1/25/21	150	155
	Morgan Stanley	6.250%	8/9/26	450	471
	Morgan Stanley	7.250%	4/1/32	150	174
	National City Corp.	4.900%	1/15/15	500	542
4	National City Preferred
	Capital Trust I	12.000%	12/31/49	125	136
	North Fork Bancorporation Inc.	5.875%	8/15/12	150	156
	Northern Trust Corp.	5.500%	8/15/13	50	55
	Northern Trust Corp.	4.625%	5/1/14	100	109
	PNC Bank NA	4.875%	9/21/17	375	402
	PNC Bank NA	6.000%	12/7/17	100	112
	PNC Funding Corp.	3.625%	2/8/15	75	79
	PNC Funding Corp.	5.250%	11/15/15	100	108
	PNC Funding Corp.	5.625%	2/1/17	75	82
	PNC Funding Corp.	6.700%	6/10/19	25	29
	PNC Funding Corp.	5.125%	2/8/20	150	159
	PNC Funding Corp.	4.375%	8/11/20	225	227
	Royal Bank of Canada	2.100%	7/29/13	400	410
	Royal Bank of Canada	2.625%	12/15/15	150	152
	Royal Bank of Canada	2.875%	4/19/16	150	153
	Royal Bank of Scotland
	Group plc	5.050%	1/8/15	125	124
	Royal Bank of Scotland
	Group plc	6.400%	10/21/19	650	660
	Royal Bank of Scotland plc	3.250%	1/11/14	275	279
6	Royal Bank of Scotland plc	4.875%	8/25/14	100	104
	Royal Bank of Scotland plc	4.875%	3/16/15	450	466
	Royal Bank of Scotland plc	3.950%	9/21/15	25	25
	Royal Bank of Scotland plc	4.375%	3/16/16	75	75
	Royal Bank of Scotland plc	5.625%	8/24/20	200	199
	Royal Bank of Scotland plc	6.125%	1/11/21	250	256
	Santander UK plc	7.950%	10/26/29	200	218
	SouthTrust Corp.	5.800%	6/15/14	50	54
	Sovereign Bank/
	Wyomissing PA	8.750%	5/30/18	75	86
[4,6]	Standard Chartered plc	6.409%	12/31/49	150	141
	State Street Corp.	2.875%	3/7/16	550	558
	State Street Corp.	4.956%	3/15/18	275	289
	SunTrust Bank/Atlanta GA	7.250%	3/15/18	75	86
	SunTrust Banks Inc.	5.250%	11/5/12	100	105
	SunTrust Banks Inc.	3.600%	4/15/16	75	76
	SunTrust Banks Inc.	6.000%	9/11/17	50	55
4	SunTrust Capital VIII	6.100%	12/1/66	99	96
	UBS AG	2.250%	8/12/13	500	507
	UBS AG	2.250%	1/28/14	300	302
	UBS AG	7.000%	10/15/15	250	277
	UBS AG	7.375%	6/15/17	100	116
	UBS AG	4.875%	8/4/20	325	331
	UBS AG/Stamford CT	5.875%	12/20/17	425	465
	UBS AG/Stamford CT	5.750%	4/25/18	375	407

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	UFJ Finance Aruba AEC	6.750%	7/15/13	150	165
	Union Bank NA	5.950%	5/11/16	100	110
	Union Bank NA	3.000%	6/6/16	25	25
	UnionBanCal Corp.	5.250%	12/16/13	50	54
	US Bancorp	2.000%	6/14/13	500	510
	US Bancorp	3.150%	3/4/15	50	52
	US Bancorp	3.442%	2/1/16	150	152
	US Bank NA	4.950%	10/30/14	600	656
	Wachovia Bank NA	4.875%	2/1/15	270	290
	Wachovia Bank NA	6.000%	11/15/17	200	222
	Wachovia Bank NA	5.850%	2/1/37	300	303
	Wachovia Bank NA	6.600%	1/15/38	225	249
	Wachovia Corp.	5.500%	5/1/13	350	376
	Wachovia Corp.	4.875%	2/15/14	180	191
	Wachovia Corp.	5.250%	8/1/14	75	81
	Wachovia Corp.	5.625%	10/15/16	125	136
	Wachovia Corp.	5.750%	6/15/17	425	475
	Wachovia Corp.	5.750%	2/1/18	300	332
	Wells Fargo & Co.	5.250%	10/23/12	850	898
	Wells Fargo & Co.	4.375%	1/31/13	275	288
	Wells Fargo & Co.	4.950%	10/16/13	175	186
	Wells Fargo & Co.	3.625%	4/15/15	425	442
	Wells Fargo & Co.	3.676%	6/15/16	50	52
	Wells Fargo & Co.	5.625%	12/11/17	375	416
	Wells Fargo & Co.	4.600%	4/1/21	300	303
	Wells Fargo & Co.	5.375%	2/7/35	200	200
	Wells Fargo Bank NA	4.750%	2/9/15	1,475	1,572
	Wells Fargo Bank NA	5.750%	5/16/16	125	138
	Wells Fargo Bank NA	5.950%	8/26/36	200	203
4	Wells Fargo Capital XIII	7.700%	12/29/49	450	460
4	Wells Fargo Capital XV	9.750%	12/29/49	225	236
	Westpac Banking Corp.	2.250%	11/19/12	250	255
	Westpac Banking Corp.	4.200%	2/27/15	750	792
	Westpac Banking Corp.	3.000%	8/4/15	275	277
	Westpac Banking Corp.	4.875%	11/19/19	250	260

	Brokerage (0.1%)
	Ameriprise Financial Inc.	5.650%	11/15/15	125	141
	Ameriprise Financial Inc.	5.300%	3/15/20	50	53
	BlackRock Inc.	2.250%	12/10/12	150	153
	BlackRock Inc.	3.500%	12/10/14	100	106
	BlackRock Inc.	6.250%	9/15/17	100	116
	Charles Schwab Corp.	4.950%	6/1/14	325	355
	Franklin Resources Inc.	2.000%	5/20/13	175	178
	Franklin Resources Inc.	3.125%	5/20/15	100	104
	Jefferies Group Inc.	5.125%	4/13/18	450	448
	Jefferies Group Inc.	8.500%	7/15/19	25	30
	Jefferies Group Inc.	6.875%	4/15/21	175	187
	Jefferies Group Inc.	6.450%	6/8/27	375	370
	Jefferies Group Inc.	6.250%	1/15/36	175	161
	Lazard Group LLC	6.850%	6/15/17	325	357
	Nomura Holdings Inc.	5.000%	3/4/15	175	184
	Nomura Holdings Inc.	6.700%	3/4/20	200	218
	Raymond James Financial Inc.	4.250%	4/15/16	50	52
	TD Ameritrade Holding Corp.	2.950%	12/1/12	50	51
	TD Ameritrade Holding Corp.	4.150%	12/1/14	75	80
	TD Ameritrade Holding Corp.	5.600%	12/1/19	50	53

	Finance Companies (0.7%)
	Block Financial LLC	7.875%	1/15/13	25	27
^	Block Financial LLC	5.125%	10/30/14	150	155
	GATX Corp.	4.750%	10/1/12	75	78
	General Electric Capital Corp.	3.500%	8/13/12	250	258
	General Electric Capital Corp.	5.250%	10/19/12	750	792
	General Electric Capital Corp.	2.800%	1/8/13	200	205
	General Electric Capital Corp.	5.450%	1/15/13	75	80
	General Electric Capital Corp.	4.800%	5/1/13	575	611
	General Electric Capital Corp.	1.875%	9/16/13	625	629
	General Electric Capital Corp.	2.100%	1/7/14	75	76
	General Electric Capital Corp.	5.900%	5/13/14	50	55
	General Electric Capital Corp.	5.500%	6/4/14	400	440
	General Electric Capital Corp.	5.650%	6/9/14	125	138

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
General Electric Capital Corp.	3.750%	11/14/14	600	632
General Electric Capital Corp.	3.500%	6/29/15	800	829
General Electric Capital Corp.	4.375%	9/21/15	200	213
General Electric Capital Corp.	2.950%	5/9/16	375	376
General Electric Capital Corp.	5.400%	2/15/17	300	328
General Electric Capital Corp.	5.625%	9/15/17	210	231
General Electric Capital Corp.	5.625%	5/1/18	1,290	1,412
General Electric Capital Corp.	6.000%	8/7/19	650	717
General Electric Capital Corp.	5.500%	1/8/20	75	80
General Electric Capital Corp.	5.550%	5/4/20	25	27
General Electric Capital Corp.	4.375%	9/16/20	150	148
General Electric Capital Corp.	5.300%	2/11/21	125	130
General Electric Capital Corp.	6.750%	3/15/32	1,175	1,298
General Electric Capital Corp.	6.150%	8/7/37	475	489
General Electric Capital Corp.	5.875%	1/14/38	675	675
General Electric Capital Corp.	6.875%	1/10/39	650	729
4 General Electric Capital Corp.	6.375%	11/15/67	400	409
4 HSBC Finance Capital Trust IX	5.911%	11/30/35	100	93
HSBC Finance Corp.	6.375%	11/27/12	50	54
HSBC Finance Corp.	4.750%	7/15/13	75	79
HSBC Finance Corp.	5.250%	1/15/14	325	350
HSBC Finance Corp.	5.000%	6/30/15	275	295
HSBC Finance Corp.	5.500%	1/19/16	325	355
6 HSBC Finance Corp.	6.676%	1/15/21	640	658
SLM Corp.	5.375%	1/15/13	150	155
SLM Corp.	5.050%	11/14/14	450	451
SLM Corp.	6.250%	1/25/16	475	494
SLM Corp.	8.450%	6/15/18	300	323
SLM Corp.	8.000%	3/25/20	75	81
SLM Corp.	5.625%	8/1/33	275	231

Insurance (1.1%)
ACE Capital Trust II	9.700%	4/1/30	50	64
ACE INA Holdings Inc.	5.600%	5/15/15	175	193
ACE INA Holdings Inc.	2.600%	11/23/15	150	150
ACE INA Holdings Inc.	5.700%	2/15/17	100	111
ACE INA Holdings Inc.	5.800%	3/15/18	25	28
ACE INA Holdings Inc.	5.900%	6/15/19	25	28
Aetna Inc.	6.000%	6/15/16	75	86
Aetna Inc.	6.500%	9/15/18	150	175
Aetna Inc.	6.625%	6/15/36	250	279
Aetna Inc.	6.750%	12/15/37	100	113
Aflac Inc.	6.900%	12/17/39	25	26
Alleghany Corp.	5.625%	9/15/20	100	102
Allied World Assurance Co.
Holdings Ltd.	7.500%	8/1/16	425	487
Allstate Corp.	5.000%	8/15/14	150	165
Allstate Corp.	6.125%	12/15/32	100	106
Allstate Corp.	5.550%	5/9/35	125	121
4 Allstate Corp.	6.500%	5/15/57	225	223
4 Allstate Corp.	6.125%	5/15/67	75	73
Allstate Life Global
Funding Trusts	5.375%	4/30/13	75	81
Alterra Finance LLC	6.250%	9/30/20	55	56
American Financial
Group Inc./OH	9.875%	6/15/19	50	62
American International
Group Inc.	4.250%	5/15/13	250	259
American International
Group Inc.	5.050%	10/1/15	225	233
American International
Group Inc.	5.600%	10/18/16	150	157
American International
Group Inc.	5.850%	1/16/18	75	77
American International
Group Inc.	8.250%	8/15/18	75	87
American International
Group Inc.	6.400%	12/15/20	210	226
American International
Group Inc.	6.250%	5/1/36	900	909
American International
Group Inc.	6.250%	3/15/37	125	113

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
4 American International
Group Inc.	8.175%	5/15/58	575	627
AON Corp.	3.500%	9/30/15	125	129
AON Corp.	5.000%	9/30/20	75	77
AON Corp.	8.205%	1/1/27	25	29
AON Corp.	6.250%	9/30/40	100	105
Arch Capital Group Ltd.	7.350%	5/1/34	75	80
Aspen Insurance Holdings Ltd.	6.000%	12/15/20	50	52
Assurant Inc.	5.625%	2/15/14	25	27
Assurant Inc.	6.750%	2/15/34	50	50
AXA SA	8.600%	12/15/30	375	444
Axis Capital Holdings Ltd.	5.750%	12/1/14	50	54
Axis Specialty Finance LLC	5.875%	6/1/20	575	587
Berkshire Hathaway
Finance Corp.	4.600%	5/15/13	300	320
Berkshire Hathaway
Finance Corp.	5.000%	8/15/13	175	189
Berkshire Hathaway
Finance Corp.	1.500%	1/10/14	75	76
Berkshire Hathaway
Finance Corp.	4.850%	1/15/15	275	304
Berkshire Hathaway
Finance Corp.	2.450%	12/15/15	25	25
Berkshire Hathaway
Finance Corp.	5.400%	5/15/18	475	526
Berkshire Hathaway
Finance Corp.	4.250%	1/15/21	125	127
Berkshire Hathaway
Finance Corp.	5.750%	1/15/40	75	78
Berkshire Hathaway Inc.	2.125%	2/11/13	125	128
Berkshire Hathaway Inc.	3.200%	2/11/15	225	234
Chubb Corp.	5.750%	5/15/18	50	56
Chubb Corp.	6.000%	5/11/37	125	131
Chubb Corp.	6.500%	5/15/38	50	55
4 Chubb Corp.	6.375%	3/29/67	325	329
CIGNA Corp.	5.125%	6/15/20	150	157
CIGNA Corp.	4.375%	12/15/20	75	74
CIGNA Corp.	7.875%	5/15/27	50	59
CIGNA Corp.	6.150%	11/15/36	50	52
CIGNA Corp.	5.875%	3/15/41	50	49
Cincinnati Financial Corp.	6.125%	11/1/34	150	145
CNA Financial Corp.	5.850%	12/15/14	100	108
CNA Financial Corp.	6.500%	8/15/16	175	195
CNA Financial Corp.	7.350%	11/15/19	25	28
CNA Financial Corp.	5.875%	8/15/20	75	78
Coventry Health Care Inc.	6.300%	8/15/14	325	350
Endurance Specialty
Holdings Ltd.	7.000%	7/15/34	75	73
Genworth Financial Inc.	5.750%	6/15/14	50	52
Genworth Financial Inc.	8.625%	12/15/16	275	306
Genworth Financial Inc.	7.200%	2/15/21	75	75
Genworth Financial Inc.	6.500%	6/15/34	150	135
Hartford Financial
Services Group Inc.	5.500%	10/15/16	125	132
Hartford Financial
Services Group Inc.	5.375%	3/15/17	100	105
Hartford Financial
Services Group Inc.	6.000%	1/15/19	25	27
Hartford Financial
Services Group Inc.	5.950%	10/15/36	50	47
HCC Insurance Holdings Inc.	6.300%	11/15/19	100	108
Humana Inc.	7.200%	6/15/18	200	232
Humana Inc.	8.150%	6/15/38	175	212
Lincoln National Corp.	5.650%	8/27/12	25	26
Lincoln National Corp.	6.150%	4/7/36	150	151
Lincoln National Corp.	7.000%	6/15/40	100	113
4 Lincoln National Corp.	7.000%	5/17/66	500	494
Loews Corp.	6.000%	2/1/35	50	49
Manulife Financial Corp.	3.400%	9/17/15	250	258
Manulife Financial Corp.	4.900%	9/17/20	275	275
Markel Corp.	7.125%	9/30/19	50	57
Marsh & McLennan Cos. Inc.	5.750%	9/15/15	200	223

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Marsh & McLennan Cos. Inc.	9.250%	4/15/19	75	95
MetLife Inc.	5.375%	12/15/12	125	132
MetLife Inc.	5.000%	11/24/13	50	54
MetLife Inc.	2.375%	2/6/14	150	153
MetLife Inc.	5.000%	6/15/15	125	136
MetLife Inc.	7.717%	2/15/19	50	60
MetLife Inc.	4.750%	2/8/21	275	278
MetLife Inc.	6.500%	12/15/32	175	191
MetLife Inc.	6.375%	6/15/34	100	108
MetLife Inc.	5.700%	6/15/35	200	197
MetLife Inc.	5.875%	2/6/41	25	25
4 MetLife Inc.	6.400%	12/15/66	200	194
OneBeacon US Holdings Inc.	5.875%	5/15/13	26	27
PartnerRe Finance B LLC	5.500%	6/1/20	100	102
Principal Financial Group Inc.	6.050%	10/15/36	100	104
Principal Life Income
Funding Trusts	5.300%	12/14/12	125	133
Principal Life Income
Funding Trusts	5.300%	4/24/13	150	161
Principal Life Income
Funding Trusts	5.100%	4/15/14	100	109
Progressive Corp.	6.625%	3/1/29	125	140
4 Progressive Corp.	6.700%	6/15/67	125	130
Protective Life Corp.	8.450%	10/15/39	25	28
Protective Life Secured Trusts	5.450%	9/28/12	50	53
Prudential Financial Inc.	3.625%	9/17/12	350	361
Prudential Financial Inc.	5.150%	1/15/13	50	53
Prudential Financial Inc.	4.500%	7/15/13	200	211
Prudential Financial Inc.	4.750%	4/1/14	75	81
Prudential Financial Inc.	5.100%	9/20/14	125	136
Prudential Financial Inc.	6.200%	1/15/15	25	28
Prudential Financial Inc.	5.500%	3/15/16	25	27
Prudential Financial Inc.	6.100%	6/15/17	25	28
Prudential Financial Inc.	6.000%	12/1/17	225	252
Prudential Financial Inc.	5.375%	6/21/20	175	184
Prudential Financial Inc.	5.750%	7/15/33	50	48
Prudential Financial Inc.	5.400%	6/13/35	100	92
Prudential Financial Inc.	5.900%	3/17/36	125	123
Prudential Financial Inc.	6.625%	6/21/40	425	451
4 Reinsurance Group of
America Inc.	6.750%	12/15/65	150	142
Swiss Re Solutions
Holding Corp.	6.450%	3/1/19	100	108
Swiss Re Solutions
Holding Corp.	7.000%	2/15/26	50	55
Swiss Re Solutions
Holding Corp.	7.750%	6/15/30	50	59
Torchmark Corp.	6.375%	6/15/16	100	110
Transatlantic Holdings Inc.	8.000%	11/30/39	375	408
Travelers Cos. Inc.	6.250%	6/20/16	150	172
Travelers Cos. Inc.	5.750%	12/15/17	250	280
Travelers Cos. Inc.	5.900%	6/2/19	650	724
Travelers Cos. Inc.	3.900%	11/1/20	125	120
UnitedHealth Group Inc.	5.500%	11/15/12	175	186
UnitedHealth Group Inc.	4.875%	2/15/13	50	53
UnitedHealth Group Inc.	4.875%	4/1/13	50	53
UnitedHealth Group Inc.	5.000%	8/15/14	475	519
UnitedHealth Group Inc.	4.875%	3/15/15	50	55
UnitedHealth Group Inc.	6.000%	6/15/17	150	170
UnitedHealth Group Inc.	6.000%	2/15/18	125	142
UnitedHealth Group Inc.	6.500%	6/15/37	50	55
UnitedHealth Group Inc.	6.625%	11/15/37	125	139
UnitedHealth Group Inc.	6.875%	2/15/38	125	142
Unum Group	7.125%	9/30/16	100	115
Unum Group	5.625%	9/15/20	50	52
Validus Holdings Ltd.	8.875%	1/26/40	75	80
WellPoint Inc.	6.800%	8/1/12	150	159
WellPoint Inc.	5.000%	12/15/14	25	27
WellPoint Inc.	5.250%	1/15/16	50	56
WellPoint Inc.	5.875%	6/15/17	50	57
WellPoint Inc.	5.950%	12/15/34	375	386
WellPoint Inc.	5.850%	1/15/36	225	229

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
WellPoint Inc.	6.375%	6/15/37	50	54
WellPoint Inc.	5.800%	8/15/40	50	50
Willis North America Inc.	5.625%	7/15/15	225	243
Willis North America Inc.	7.000%	9/29/19	600	662
WR Berkley Corp.	5.375%	9/15/20	25	25
XL Group plc	5.250%	9/15/14	125	134
XL Group plc	6.250%	5/15/27	125	126

Other Finance (0.1%)
CME Group Inc.	5.400%	8/1/13	225	245
CME Group Inc.	5.750%	2/15/14	100	111
NASDAQ OMX Group Inc.	4.000%	1/15/15	75	76
NASDAQ OMX Group Inc.	5.550%	1/15/20	75	74
NYSE Euronext	4.800%	6/28/13	105	112
ORIX Corp.	5.000%	1/12/16	115	119
XTRA Finance Corp.	5.150%	4/1/17	375	415

Real Estate Investment Trusts (0.4%)
Arden Realty LP	5.250%	3/1/15	25	27
AvalonBay Communities Inc.	5.750%	9/15/16	50	56
Boston Properties LP	5.625%	4/15/15	200	221
Boston Properties LP	5.625%	11/15/20	225	241
Boston Properties LP	4.125%	5/15/21	100	95
Brandywine Operating
Partnership LP	5.400%	11/1/14	50	53
Brandywine Operating
Partnership LP	7.500%	5/15/15	75	85
Camden Property Trust	5.700%	5/15/17	100	111
CommonWealth REIT	6.250%	8/15/16	150	164
CommonWealth REIT	5.875%	9/15/20	100	103
Digital Realty Trust LP	4.500%	7/15/15	225	233
Duke Realty LP	5.950%	2/15/17	125	137
Duke Realty LP	8.250%	8/15/19	100	121
Duke Realty LP	6.750%	3/15/20	250	280
ERP Operating LP	5.500%	10/1/12	100	105
ERP Operating LP	5.250%	9/15/14	50	55
ERP Operating LP	5.125%	3/15/16	75	81
ERP Operating LP	5.375%	8/1/16	50	55
ERP Operating LP	5.750%	6/15/17	25	28
HCP Inc.	5.650%	12/15/13	150	162
HCP Inc.	2.700%	2/1/14	125	127
HCP Inc.	3.750%	2/1/16	425	432
HCP Inc.	6.300%	9/15/16	100	112
HCP Inc.	6.700%	1/30/18	50	56
HCP Inc.	5.375%	2/1/21	25	26
HCP Inc.	6.750%	2/1/41	100	106
Health Care REIT Inc.	3.625%	3/15/16	25	25
Health Care REIT Inc.	6.200%	6/1/16	275	305
Health Care REIT Inc.	4.950%	1/15/21	75	74
Health Care REIT Inc.	5.250%	1/15/22	100	99
Health Care REIT Inc.	6.500%	3/15/41	25	24
Healthcare Realty Trust Inc.	5.125%	4/1/14	75	80
Healthcare Realty Trust Inc.	6.500%	1/17/17	50	56
Hospitality Properties Trust	7.875%	8/15/14	75	84
Hospitality Properties Trust	5.125%	2/15/15	150	156
Kilroy Realty LP	5.000%	11/3/15	100	104
Kilroy Realty LP	4.800%	7/15/18	125	123
Kimco Realty Corp.	5.783%	3/15/16	25	28
Kimco Realty Corp.	6.875%	10/1/19	50	57
Liberty Property LP	5.125%	3/2/15	250	269
Liberty Property LP	5.500%	12/15/16	50	54
Mack-Cali Realty LP	7.750%	8/15/19	50	60
National Retail Properties Inc.	6.875%	10/15/17	275	307
Nationwide Health
Properties Inc.	6.250%	2/1/13	125	133
ProLogis LP	4.500%	8/15/17	25	25
ProLogis LP	7.375%	10/30/19	175	199
ProLogis LP	6.625%	12/1/19	75	82
ProLogis LP	6.875%	3/15/20	200	221
Realty Income Corp.	6.750%	8/15/19	150	171
Realty Income Corp.	5.750%	1/15/21	200	211

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Senior Housing
Properties Trust	4.300%	1/15/16	50	50
Simon Property Group LP	6.750%	5/15/14	175	198
Simon Property Group LP	5.750%	12/1/15	525	590
Simon Property Group LP	5.250%	12/1/16	250	274
Simon Property Group LP	5.875%	3/1/17	25	28
Simon Property Group LP	6.125%	5/30/18	225	252
Simon Property Group LP	5.650%	2/1/20	75	81
Simon Property Group LP	6.750%	2/1/40	25	28
Tanger Properties LP	6.150%	11/15/15	100	112
UDR Inc.	4.250%	6/1/18	25	25
Ventas Realty LP/Ventas
Capital Corp.	4.750%	6/1/21	125	122
				158,952
Industrial (10.4%)
Basic Industry (1.1%)
Agrium Inc.	6.750%	1/15/19	200	234
Agrium Inc.	6.125%	1/15/41	25	26
Airgas Inc.	4.500%	9/15/14	50	53
Airgas Inc.	3.250%	10/1/15	150	152
Albemarle Corp.	4.500%	12/15/20	25	25
Alcoa Inc.	6.000%	7/15/13	225	245
Alcoa Inc.	6.150%	8/15/20	425	448
Alcoa Inc.	5.400%	4/15/21	25	25
Alcoa Inc.	5.900%	2/1/27	600	586
AngloGold Ashanti
Holdings plc	5.375%	4/15/20	50	49
AngloGold Ashanti
Holdings plc	6.500%	4/15/40	50	47
ArcelorMittal	5.375%	6/1/13	350	371
ArcelorMittal	9.000%	2/15/15	150	179
ArcelorMittal	3.750%	8/5/15	200	204
ArcelorMittal	3.750%	3/1/16	150	151
ArcelorMittal	6.125%	6/1/18	150	160
ArcelorMittal	9.850%	6/1/19	75	95
ArcelorMittal	5.250%	8/5/20	200	194
ArcelorMittal	5.500%	3/1/21	175	175
ArcelorMittal	7.000%	10/15/39	325	328
ArcelorMittal	6.750%	3/1/41	100	99
6 Barrick Gold Corp.	1.750%	5/30/14	75	75
6 Barrick Gold Corp.	2.900%	5/30/16	125	125
Barrick Gold Corp.	6.950%	4/1/19	175	208
Barrick Gold Finance Co.	4.875%	11/15/14	75	82
Barrick Gold Financeco LLC	6.125%	9/15/13	150	165
Barrick North America
Finance LLC	6.800%	9/15/18	150	176
6 Barrick North America
Finance LLC	4.400%	5/30/21	125	124
6 Barrick North America
Finance LLC	5.700%	5/30/41	150	146
BHP Billiton Finance USA Ltd.	8.500%	12/1/12	200	220
BHP Billiton Finance USA Ltd.	4.800%	4/15/13	150	160
BHP Billiton Finance USA Ltd.	5.500%	4/1/14	75	83
BHP Billiton Finance USA Ltd.	5.250%	12/15/15	50	56
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	100	113
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	400	479
Carpenter Technology Corp.	5.200%	7/15/21	275	269
Celulosa Arauco y
Constitucion SA	5.625%	4/20/15	250	269
Celulosa Arauco y
Constitucion SA	5.000%	1/21/21	25	25
Cliffs Natural Resources Inc.	5.900%	3/15/20	25	27
Cliffs Natural Resources Inc.	6.250%	10/1/40	225	223
Commercial Metals Co.	6.500%	7/15/17	50	54
Commercial Metals Co.	7.350%	8/15/18	150	161
Cytec Industries Inc.	8.950%	7/1/17	50	62
Dow Chemical Co.	4.850%	8/15/12	225	235
Dow Chemical Co.	6.000%	10/1/12	375	398
Dow Chemical Co.	7.600%	5/15/14	525	608
Dow Chemical Co.	5.900%	2/15/15	375	421
Dow Chemical Co.	2.500%	2/15/16	75	75

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Dow Chemical Co.	5.700%	5/15/18	25	28
Dow Chemical Co.	4.250%	11/15/20	125	122
Dow Chemical Co.	7.375%	11/1/29	25	31
Dow Chemical Co.	9.400%	5/15/39	350	518
Eastman Chemical Co.	3.000%	12/15/15	50	51
Eastman Chemical Co.	5.500%	11/15/19	150	161
Eastman Chemical Co.	4.500%	1/15/21	75	75
EI du Pont de Nemours & Co.	4.750%	11/15/12	25	26
EI du Pont de Nemours & Co.	5.000%	7/15/13	175	189
EI du Pont de Nemours & Co.	1.950%	1/15/16	150	148
EI du Pont de Nemours & Co.	6.000%	7/15/18	275	317
EI du Pont de Nemours & Co.	4.625%	1/15/20	400	420
EI du Pont de Nemours & Co.	3.625%	1/15/21	250	240
EI du Pont de Nemours & Co.	6.500%	1/15/28	100	114
EI du Pont de Nemours & Co.	4.900%	1/15/41	150	142
Freeport-McMoRan
Copper & Gold Inc.	8.375%	4/1/17	175	191
International Paper Co.	5.300%	4/1/15	75	82
International Paper Co.	7.950%	6/15/18	500	594
International Paper Co.	7.500%	8/15/21	950	1,109
International Paper Co.	7.300%	11/15/39	100	108
Lubrizol Corp.	5.500%	10/1/14	250	280
Monsanto Co.	7.375%	8/15/12	100	107
Monsanto Co.	5.875%	4/15/38	325	355
6 Mosaic Co.	7.625%	12/1/16	200	214
Newmont Mining Corp.	5.875%	4/1/35	100	100
Nucor Corp.	5.750%	12/1/17	25	29
Nucor Corp.	5.850%	6/1/18	150	171
Nucor Corp.	6.400%	12/1/37	75	86
Placer Dome Inc.	6.450%	10/15/35	75	80
Plum Creek Timberlands LP	5.875%	11/15/15	100	110
Plum Creek Timberlands LP	4.700%	3/15/21	75	74
Potash Corp. of
Saskatchewan Inc.	3.750%	9/30/15	150	159
Potash Corp. of
Saskatchewan Inc.	3.250%	12/1/17	175	176
Potash Corp. of
Saskatchewan Inc.	4.875%	3/30/20	125	133
Potash Corp. of
Saskatchewan Inc.	5.625%	12/1/40	175	174
PPG Industries Inc.	5.750%	3/15/13	100	107
PPG Industries Inc.	1.900%	1/15/16	175	170
PPG Industries Inc.	6.650%	3/15/18	250	294
Praxair Inc.	1.750%	11/15/12	50	51
Praxair Inc.	3.950%	6/1/13	200	212
Praxair Inc.	4.375%	3/31/14	75	81
Praxair Inc.	5.250%	11/15/14	50	56
Praxair Inc.	5.200%	3/15/17	25	28
Praxair Inc.	4.500%	8/15/19	50	53
Rio Tinto Alcan Inc.	4.875%	9/15/12	125	131
Rio Tinto Alcan Inc.	4.500%	5/15/13	125	133
Rio Tinto Alcan Inc.	5.200%	1/15/14	125	136
Rio Tinto Alcan Inc.	5.000%	6/1/15	25	28
Rio Tinto Alcan Inc.	6.125%	12/15/33	225	247
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	575	690
Rio Tinto Finance USA Ltd.	1.875%	11/2/15	150	148
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	150	175
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	300	397
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	75	71
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	91
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	125	121
RPM International Inc.	6.125%	10/15/19	25	27
Sherwin-Williams Co.	3.125%	12/15/14	75	79
Sigma-Aldrich Corp.	3.375%	11/1/20	50	48
Southern Copper Corp.	5.375%	4/16/20	75	77
Southern Copper Corp.	7.500%	7/27/35	450	473
Southern Copper Corp.	6.750%	4/16/40	125	122
Teck Resources Ltd.	9.750%	5/15/14	172	208
Teck Resources Ltd.	10.250%	5/15/16	250	299
Teck Resources Ltd.	3.150%	1/15/17	25	25
Teck Resources Ltd.	10.750%	5/15/19	250	316

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Teck Resources Ltd.	4.750%	1/15/22	25	25
Teck Resources Ltd.	6.125%	10/1/35	200	202
Teck Resources Ltd.	6.250%	7/15/41	125	126
Vale Canada Ltd.	5.700%	10/15/15	125	138
Vale Overseas Ltd.	6.250%	1/23/17	50	56
Vale Overseas Ltd.	5.625%	9/15/19	175	186
Vale Overseas Ltd.	4.625%	9/15/20	275	271
Vale Overseas Ltd.	8.250%	1/17/34	50	61
Vale Overseas Ltd.	6.875%	11/21/36	275	298
Vale Overseas Ltd.	6.875%	11/10/39	550	596
Valspar Corp.	7.250%	6/15/19	25	29
Xstrata Canada Corp.	7.250%	7/15/12	50	53
Xstrata Canada Corp.	5.500%	6/15/17	200	217

Capital Goods (1.0%)
3M Co.	6.375%	2/15/28	100	115
3M Co.	5.700%	3/15/37	125	137
Acuity Brands Lighting Inc.	6.000%	12/15/19	50	53
Boeing Capital Corp.	5.800%	1/15/13	75	81
Boeing Capital Corp.	3.250%	10/27/14	275	291
Boeing Co.	1.875%	11/20/12	150	152
Boeing Co.	3.500%	2/15/15	400	424
Boeing Co.	6.000%	3/15/19	25	29
Boeing Co.	4.875%	2/15/20	75	81
Boeing Co.	6.625%	2/15/38	150	176
Boeing Co.	5.875%	2/15/40	75	82
Caterpillar Financial
Services Corp.	4.850%	12/7/12	350	371
Caterpillar Financial
Services Corp.	4.250%	2/8/13	250	264
Caterpillar Financial
Services Corp.	6.125%	2/17/14	275	309
Caterpillar Financial
Services Corp.	1.650%	4/1/14	125	127
Caterpillar Financial
Services Corp.	4.750%	2/17/15	250	276
Caterpillar Financial
Services Corp.	2.650%	4/1/16	125	128
Caterpillar Financial
Services Corp.	7.150%	2/15/19	525	647
Caterpillar Inc.	1.375%	5/27/14	25	25
Caterpillar Inc.	3.900%	5/27/21	75	75
Caterpillar Inc.	6.625%	7/15/28	75	91
Caterpillar Inc.	5.200%	5/27/41	75	75
Caterpillar Inc.	7.375%	3/1/97	175	207
Cooper US Inc.	5.250%	11/15/12	100	106
Cooper US Inc.	5.450%	4/1/15	75	84
CRH America Inc.	4.125%	1/15/16	50	51
CRH America Inc.	6.000%	9/30/16	225	246
CRH America Inc.	8.125%	7/15/18	400	473
CRH America Inc.	5.750%	1/15/21	75	79
Danaher Corp.	2.300%	6/23/16	50	50
Danaher Corp.	5.625%	1/15/18	75	85
Deere & Co.	6.950%	4/25/14	175	203
Deere & Co.	4.375%	10/16/19	175	185
Deere & Co.	5.375%	10/16/29	125	133
Deere & Co.	7.125%	3/3/31	100	126
Dover Corp.	5.450%	3/15/18	200	224
Dover Corp.	6.600%	3/15/38	75	90
Eaton Corp.	4.900%	5/15/13	100	107
Eaton Corp.	5.600%	5/15/18	50	56
Embraer Overseas Ltd.	6.375%	1/24/17	150	165
Embraer Overseas Ltd.	6.375%	1/15/20	300	325
Emerson Electric Co.	4.625%	10/15/12	300	315
Emerson Electric Co.	5.250%	10/15/18	225	250
Emerson Electric Co.	4.875%	10/15/19	25	27
Emerson Electric Co.	4.250%	11/15/20	25	26
Emerson Electric Co.	6.000%	8/15/32	425	471
General Dynamics Corp.	4.250%	5/15/13	225	240
General Dynamics Corp.	5.250%	2/1/14	75	83
General Electric Co.	5.000%	2/1/13	850	902

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
General Electric Co.	5.250%	12/6/17	700	776
Goodrich Corp.	4.875%	3/1/20	400	420
Goodrich Corp.	3.600%	2/1/21	350	332
Harsco Corp.	5.750%	5/15/18	525	582
Honeywell International Inc.	4.250%	3/1/13	50	53
Honeywell International Inc.	5.300%	3/15/17	200	227
Honeywell International Inc.	5.700%	3/15/37	100	107
Illinois Tool Works Inc.	5.150%	4/1/14	175	193
Illinois Tool Works Inc.	6.250%	4/1/19	100	118
Ingersoll-Rand Global
Holding Co. Ltd.	6.000%	8/15/13	100	109
Ingersoll-Rand Global
Holding Co. Ltd.	9.500%	4/15/14	50	60
Ingersoll-Rand Global
Holding Co. Ltd.	6.875%	8/15/18	125	147
John Deere Capital Corp.	5.250%	10/1/12	125	132
John Deere Capital Corp.	4.950%	12/17/12	25	27
John Deere Capital Corp.	4.900%	9/9/13	275	298
John Deere Capital Corp.	2.950%	3/9/15	100	104
John Deere Capital Corp.	2.800%	9/18/17	275	275
John Deere Capital Corp.	5.750%	9/10/18	275	315
Joy Global Inc.	6.000%	11/15/16	50	56
L-3 Communications Corp.	5.200%	10/15/19	100	103
L-3 Communications Corp.	4.750%	7/15/20	75	74
L-3 Communications Corp.	4.950%	2/15/21	325	324
Lafarge SA	6.500%	7/15/16	200	216
Lafarge SA	7.125%	7/15/36	325	320
Lockheed Martin Corp.	4.121%	3/14/13	125	132
Lockheed Martin Corp.	6.150%	9/1/36	375	407
Lockheed Martin Corp.	5.500%	11/15/39	25	25
Martin Marietta Materials Inc.	6.600%	4/15/18	150	166
Northrop Grumman Corp.	5.050%	11/15/40	400	376
Owens Corning	6.500%	12/1/16	400	434
Parker Hannifin Corp.	5.500%	5/15/18	50	57
Parker Hannifin Corp.	3.500%	9/15/22	100	96
Parker Hannifin Corp.	6.250%	5/15/38	25	29
Raytheon Co.	4.400%	2/15/20	100	103
Raytheon Co.	3.125%	10/15/20	25	23
Raytheon Co.	7.200%	8/15/27	25	31
Republic Services Inc.	3.800%	5/15/18	200	200
Republic Services Inc.	5.500%	9/15/19	425	461
Republic Services Inc.	5.000%	3/1/20	125	131
Republic Services Inc.	5.250%	11/15/21	175	184
Republic Services Inc.	6.086%	3/15/35	75	77
Republic Services Inc.	6.200%	3/1/40	125	131
Republic Services Inc.	5.700%	5/15/41	200	195
Rockwell Automation Inc.	5.650%	12/1/17	25	28
Rockwell Automation Inc.	6.700%	1/15/28	50	58
Rockwell Automation Inc.	6.250%	12/1/37	100	112
Rockwell Collins Inc.	5.250%	7/15/19	25	27
Roper Industries Inc.	6.625%	8/15/13	250	277
Roper Industries Inc.	6.250%	9/1/19	75	85
Sonoco Products Co.	5.750%	11/1/40	100	98
Stanley Black & Decker Inc.	5.200%	9/1/40	125	119
Tyco International Finance SA	6.000%	11/15/13	50	55
Tyco International Finance SA	3.750%	1/15/18	25	25
Tyco International Finance SA	4.625%	1/15/23	25	25
Tyco International Ltd./
Tyco International Finance SA	7.000%	12/15/19	325	385
United Technologies Corp.	4.875%	5/1/15	125	139
United Technologies Corp.	5.375%	12/15/17	50	57
United Technologies Corp.	4.500%	4/15/20	100	105
United Technologies Corp.	6.700%	8/1/28	100	120
United Technologies Corp.	7.500%	9/15/29	125	162
United Technologies Corp.	5.400%	5/1/35	150	157
United Technologies Corp.	6.050%	6/1/36	225	254
United Technologies Corp.	6.125%	7/15/38	300	338
United Technologies Corp.	5.700%	4/15/40	100	107
Waste Management Inc.	5.000%	3/15/14	350	381
Waste Management Inc.	6.375%	3/11/15	175	200
Waste Management Inc.	4.600%	3/1/21	50	51
Waste Management Inc.	6.125%	11/30/39	200	209

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Communication (2.1%)
America Movil SAB de CV	5.500%	3/1/14	50	55
America Movil SAB de CV	5.750%	1/15/15	196	219
America Movil SAB de CV	5.750%	1/15/15	100	112
America Movil SAB de CV	5.000%	10/16/19	400	416
America Movil SAB de CV	6.375%	3/1/35	175	187
America Movil SAB de CV	6.125%	11/15/37	150	155
America Movil SAB de CV	6.125%	3/30/40	50	53
American Tower Corp.	4.625%	4/1/15	325	341
American Tower Corp.	4.500%	1/15/18	225	224
AT&T Corp.	8.000%	11/15/31	506	669
AT&T Inc.	5.875%	8/15/12	135	143
AT&T Inc.	4.950%	1/15/13	225	238
AT&T Inc.	6.700%	11/15/13	175	196
AT&T Inc.	4.850%	2/15/14	575	624
AT&T Inc.	5.100%	9/15/14	450	495
AT&T Inc.	2.500%	8/15/15	600	607
AT&T Inc.	5.625%	6/15/16	400	454
AT&T Inc.	5.500%	2/1/18	75	84
AT&T Inc.	5.600%	5/15/18	425	474
AT&T Inc.	5.800%	2/15/19	150	169
AT&T Inc.	6.450%	6/15/34	75	80
AT&T Inc.	6.500%	9/1/37	450	486
AT&T Inc.	6.300%	1/15/38	725	765
AT&T Inc.	6.400%	5/15/38	25	27
AT&T Inc.	6.550%	2/15/39	50	55
AT&T Inc.	5.350%	9/1/40	631	594
AT&T Mobility LLC	7.125%	12/15/31	225	271
Bellsouth Capital
Funding Corp.	7.875%	2/15/30	175	213
BellSouth Corp.	5.200%	9/15/14	125	137
BellSouth Corp.	5.200%	12/15/16	75	85
BellSouth Corp.	6.875%	10/15/31	125	141
BellSouth Corp.	6.550%	6/15/34	225	241
BellSouth Corp.	6.000%	11/15/34	260	262
BellSouth
Telecommunications Inc.	6.375%	6/1/28	70	75
British
Telecommunications plc	5.950%	1/15/18	300	328
British
Telecommunications plc	9.875%	12/15/30	350	483
CBS Corp.	8.875%	5/15/19	175	222
CBS Corp.	5.750%	4/15/20	115	124
CBS Corp.	4.300%	2/15/21	275	267
Cellco Partnership/Verizon
Wireless Capital LLC	7.375%	11/15/13	450	511
Cellco Partnership/Verizon
Wireless Capital LLC	5.550%	2/1/14	575	633
Cellco Partnership/Verizon
Wireless Capital LLC	8.500%	11/15/18	600	777
CenturyLink Inc.	5.000%	2/15/15	50	52
CenturyLink Inc.	6.150%	9/15/19	275	273
CenturyLink Inc.	6.450%	6/15/21	100	100
CenturyLink Inc.	7.600%	9/15/39	275	266
Comcast Cable
Communications Holdings Inc. 8.375%		3/15/13	110	123
Comcast Cable
Communications Holdings Inc. 9.455%		11/15/22	139	192
Comcast Cable
Communications LLC	8.875%	5/1/17	500	635
Comcast Corp.	5.300%	1/15/14	325	356
Comcast Corp.	5.900%	3/15/16	100	114
Comcast Corp.	6.300%	11/15/17	50	58
Comcast Corp.	5.875%	2/15/18	325	365
Comcast Corp.	5.700%	5/15/18	175	195
Comcast Corp.	5.700%	7/1/19	250	278
Comcast Corp.	5.150%	3/1/20	400	429
Comcast Corp.	5.650%	6/15/35	400	388
Comcast Corp.	6.500%	11/15/35	750	804
Comcast Corp.	6.450%	3/15/37	75	80
Comcast Corp.	6.950%	8/15/37	150	169
Comcast Corp.	6.400%	3/1/40	75	80

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
COX Communications Inc.	7.125%	10/1/12	50	54
COX Communications Inc.	5.450%	12/15/14	500	557
COX Communications Inc.	5.500%	10/1/15	125	140
Deutsche Telekom
International Finance BV	5.875%	8/20/13	175	192
Deutsche Telekom
International Finance BV	4.875%	7/8/14	75	82
Deutsche Telekom
International Finance BV	5.750%	3/23/16	400	451
Deutsche Telekom
International Finance BV	6.000%	7/8/19	150	171
Deutsche Telekom
International Finance BV	8.750%	6/15/30	425	558
DIRECTV Holdings LLC/
DIRECTV Financing Co. Inc.	4.750%	10/1/14	50	55
DIRECTV Holdings LLC/
DIRECTV Financing Co. Inc.	3.550%	3/15/15	125	130
DIRECTV Holdings LLC/
DIRECTV Financing Co. Inc.	7.625%	5/15/16	50	54
DIRECTV Holdings LLC/
DIRECTV Financing Co. Inc.	5.875%	10/1/19	925	1,026
Discovery
Communications LLC	5.050%	6/1/20	200	212
Discovery
Communications LLC	4.375%	6/15/21	25	25
Embarq Corp.	7.082%	6/1/16	350	388
Embarq Corp.	7.995%	6/1/36	50	51
France Telecom SA	2.125%	9/16/15	175	174
France Telecom SA	8.500%	3/1/31	425	573
Grupo Televisa SA	6.625%	3/18/25	100	107
Grupo Televisa SA	6.625%	1/15/40	75	78
McGraw-Hill Cos. Inc.	5.375%	11/15/12	125	131
McGraw-Hill Cos. Inc.	5.900%	11/15/17	150	167
McGraw-Hill Cos. Inc.	6.550%	11/15/37	150	161
6 NBCUniversal Media LLC	2.100%	4/1/14	150	152
6 NBCUniversal Media LLC	3.650%	4/30/15	175	184
6 NBCUniversal Media LLC	2.875%	4/1/16	175	175
6 NBCUniversal Media LLC	5.150%	4/30/20	125	132
6 NBCUniversal Media LLC	4.375%	4/1/21	175	172
6 NBCUniversal Media LLC	6.400%	4/30/40	300	320
6 NBCUniversal Media LLC	5.950%	4/1/41	150	151
New Cingular Wireless
Services Inc.	8.750%	3/1/31	100	141
News America Inc.	9.250%	2/1/13	100	113
News America Inc.	5.300%	12/15/14	250	278
6 News America Inc.	4.500%	2/15/21	25	25
News America Inc.	6.550%	3/15/33	300	317
News America Inc.	6.200%	12/15/34	600	610
News America Inc.	6.400%	12/15/35	290	302
News America Inc.	8.150%	10/17/36	175	219
6 News America Inc.	6.150%	2/15/41	275	276
Omnicom Group Inc.	5.900%	4/15/16	25	28
Omnicom Group Inc.	4.450%	8/15/20	300	296
Pacific Bell Telephone Co.	7.125%	3/15/26	50	59
Qwest Corp.	7.500%	10/1/14	200	224
Qwest Corp.	8.375%	5/1/16	350	411
Qwest Corp.	6.500%	6/1/17	100	107
Qwest Corp.	7.500%	6/15/23	100	100
Qwest Corp.	7.250%	9/15/25	25	25
Qwest Corp.	6.875%	9/15/33	275	265
Qwest Corp.	7.125%	11/15/43	100	95
Reed Elsevier Capital Inc.	7.750%	1/15/14	100	114
Reed Elsevier Capital Inc.	8.625%	1/15/19	125	158
Rogers Communications Inc.	6.375%	3/1/14	450	505
Rogers Communications Inc.	5.500%	3/15/14	150	165
Rogers Communications Inc.	6.800%	8/15/18	150	177
Telecom Italia Capital SA	5.250%	11/15/13	120	126
Telecom Italia Capital SA	6.175%	6/18/14	75	81
Telecom Italia Capital SA	4.950%	9/30/14	175	183
Telecom Italia Capital SA	5.250%	10/1/15	275	286
Telecom Italia Capital SA	7.175%	6/18/19	100	110
Telecom Italia Capital SA	6.375%	11/15/33	85	75

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Telecom Italia Capital SA	6.000%	9/30/34	25	21
Telecom Italia Capital SA	7.200%	7/18/36	100	95
Telecom Italia Capital SA	7.721%	6/4/38	775	754
Telefonica Emisiones SAU	2.582%	4/26/13	100	101
Telefonica Emisiones SAU	3.729%	4/27/15	100	101
Telefonica Emisiones SAU	3.992%	2/16/16	200	202
Telefonica Emisiones SAU	6.421%	6/20/16	450	503
Telefonica Emisiones SAU	5.877%	7/15/19	100	105
Telefonica Emisiones SAU	5.134%	4/27/20	225	224
Telefonica Emisiones SAU	5.462%	2/16/21	75	76
Telefonica Emisiones SAU	7.045%	6/20/36	425	452
Telefonica Europe BV	8.250%	9/15/30	200	236
Thomson Reuters Corp.	5.700%	10/1/14	125	140
Thomson Reuters Corp.	4.700%	10/15/19	300	315
Thomson Reuters Corp.	5.500%	8/15/35	200	199
Thomson Reuters Corp.	5.850%	4/15/40	150	158
Time Warner Cable Inc.	5.400%	7/2/12	150	157
Time Warner Cable Inc.	6.200%	7/1/13	150	164
Time Warner Cable Inc.	7.500%	4/1/14	100	115
Time Warner Cable Inc.	3.500%	2/1/15	150	156
Time Warner Cable Inc.	5.850%	5/1/17	675	756
Time Warner Cable Inc.	6.750%	7/1/18	850	985
Time Warner Cable Inc.	8.250%	4/1/19	225	280
Time Warner Cable Inc.	5.000%	2/1/20	475	491
Time Warner Cable Inc.	6.550%	5/1/37	200	212
Time Warner Cable Inc.	6.750%	6/15/39	200	217
Time Warner Cable Inc.	5.875%	11/15/40	200	197
Time Warner
Entertainment Co. LP	8.375%	3/15/23	175	220
Time Warner
Entertainment Co. LP	8.375%	7/15/33	100	127
United States Cellular Corp.	6.700%	12/15/33	75	74
Verizon Communications Inc.	4.350%	2/15/13	25	26
Verizon Communications Inc.	5.250%	4/15/13	250	268
Verizon Communications Inc.	5.550%	2/15/16	250	282
Verizon Communications Inc.	3.000%	4/1/16	25	26
Verizon Communications Inc.	5.500%	2/15/18	600	668
Verizon Communications Inc.	6.100%	4/15/18	50	57
Verizon Communications Inc.	8.750%	11/1/18	600	784
Verizon Communications Inc.	6.350%	4/1/19	200	232
Verizon Communications Inc.	4.600%	4/1/21	25	26
Verizon Communications Inc.	5.850%	9/15/35	425	439
Verizon Communications Inc.	6.250%	4/1/37	60	64
Verizon Communications Inc.	6.400%	2/15/38	125	135
Verizon Communications Inc.	6.900%	4/15/38	290	332
Verizon Communications Inc.	8.950%	3/1/39	500	708
Verizon Global Funding Corp.	4.375%	6/1/13	25	27
Verizon Global Funding Corp.	7.750%	12/1/30	425	534
Verizon Virginia Inc.	4.625%	3/15/13	100	106
Vodafone Group plc	5.000%	12/16/13	400	434
Vodafone Group plc	5.375%	1/30/15	500	556
Vodafone Group plc	5.750%	3/15/16	100	113
Vodafone Group plc	5.625%	2/27/17	250	280
Vodafone Group plc	5.450%	6/10/19	150	167
Vodafone Group plc	7.875%	2/15/30	50	64
Vodafone Group plc	6.150%	2/27/37	225	241
Washington Post Co.	7.250%	2/1/19	75	86
WPP Finance UK	5.875%	6/15/14	75	82
WPP Finance UK	8.000%	9/15/14	50	59

Consumer Cyclical (1.1%)
AutoZone Inc.	6.500%	1/15/14	200	223
Best Buy Co. Inc.	6.750%	7/15/13	275	301
BorgWarner Inc.	4.625%	9/15/20	25	25
Costco Wholesale Corp.	5.500%	3/15/17	200	232
CVS Caremark Corp.	4.875%	9/15/14	50	55
CVS Caremark Corp.	3.250%	5/18/15	25	26
CVS Caremark Corp.	6.125%	8/15/16	150	173
CVS Caremark Corp.	6.600%	3/15/19	700	813
CVS Caremark Corp.	6.250%	6/1/27	375	412
CVS Caremark Corp.	6.125%	9/15/39	175	180

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Daimler Finance
North America LLC	6.500%	11/15/13	300	333
Daimler Finance
North America LLC	8.500%	1/18/31	100	134
Darden Restaurants Inc.	5.625%	10/15/12	75	79
Darden Restaurants Inc.	6.200%	10/15/17	275	315
Darden Restaurants Inc.	6.800%	10/15/37	100	112
eBay Inc.	0.875%	10/15/13	75	75
eBay Inc.	1.625%	10/15/15	75	73
eBay Inc.	3.250%	10/15/20	75	70
Expedia Inc.	5.950%	8/15/20	75	73
Family Dollar Stores Inc.	5.000%	2/1/21	75	73
Historic TW Inc.	9.150%	2/1/23	195	260
Historic TW Inc.	6.625%	5/15/29	175	190
Home Depot Inc.	5.250%	12/16/13	250	273
Home Depot Inc.	5.400%	3/1/16	175	195
Home Depot Inc.	3.950%	9/15/20	100	99
Home Depot Inc.	4.400%	4/1/21	350	352
Home Depot Inc.	5.875%	12/16/36	225	230
Home Depot Inc.	5.400%	9/15/40	75	71
Home Depot Inc.	5.950%	4/1/41	175	179
International Game Technology	7.500%	6/15/19	50	57
International Game Technology	5.500%	6/15/20	75	77
Johnson Controls Inc.	5.000%	3/30/20	125	133
Johnson Controls Inc.	4.250%	3/1/21	250	249
Johnson Controls Inc.	6.000%	1/15/36	50	53
Kohl’s Corp.	6.250%	12/15/17	50	58
Kohl’s Corp.	6.000%	1/15/33	100	103
Lowe’s Cos. Inc.	5.600%	9/15/12	100	106
Lowe’s Cos. Inc.	5.000%	10/15/15	150	168
Lowe’s Cos. Inc.	5.400%	10/15/16	150	173
Lowe’s Cos. Inc.	6.100%	9/15/17	75	88
Lowe’s Cos. Inc.	6.875%	2/15/28	25	29
Lowe’s Cos. Inc.	6.500%	3/15/29	200	223
Lowe’s Cos. Inc.	5.800%	10/15/36	75	79
Macy’s Retail Holdings Inc.	8.125%	7/15/15	250	296
Macy’s Retail Holdings Inc.	5.900%	12/1/16	150	168
Macy’s Retail Holdings Inc.	6.900%	4/1/29	225	250
Macy’s Retail Holdings Inc.	6.375%	3/15/37	125	129
Marriott International Inc./DE	5.625%	2/15/13	100	107
Marriott International Inc./DE	6.200%	6/15/16	25	28
Marriott International Inc./DE	6.375%	6/15/17	50	57
McDonald’s Corp.	5.300%	3/15/17	125	143
McDonald’s Corp.	5.800%	10/15/17	175	205
McDonald’s Corp.	5.350%	3/1/18	100	114
McDonald’s Corp.	5.000%	2/1/19	100	111
McDonald’s Corp.	6.300%	10/15/37	50	58
McDonald’s Corp.	5.700%	2/1/39	100	108
MDC Holdings Inc.	5.500%	5/15/13	75	79
Nordstrom Inc.	6.250%	1/15/18	75	87
Nordstrom Inc.	4.750%	5/1/20	400	420
Nordstrom Inc.	7.000%	1/15/38	50	59
O’Reilly Automotive Inc.	4.875%	1/14/21	25	25
PACCAR Financial Corp.	1.950%	12/17/12	100	102
PACCAR Financial Corp.	2.050%	6/17/13	250	255
PACCAR Inc.	6.875%	2/15/14	100	114
Staples Inc.	9.750%	1/15/14	100	119
Target Corp.	5.125%	1/15/13	225	240
Target Corp.	4.000%	6/15/13	175	186
Target Corp.	5.375%	5/1/17	225	257
Target Corp.	6.000%	1/15/18	200	231
Target Corp.	7.000%	7/15/31	100	119
Target Corp.	6.350%	11/1/32	175	195
Target Corp.	6.500%	10/15/37	125	142
Target Corp.	7.000%	1/15/38	425	512
Time Warner Inc.	3.150%	7/15/15	575	592
Time Warner Inc.	5.875%	11/15/16	75	85
Time Warner Inc.	4.875%	3/15/20	350	362
Time Warner Inc.	4.700%	1/15/21	50	51
Time Warner Inc.	4.750%	3/29/21	175	177
Time Warner Inc.	7.625%	4/15/31	300	357
Time Warner Inc.	7.700%	5/1/32	375	451

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Time Warner Inc.	6.500%	11/15/36	175	186
Time Warner Inc.	6.200%	3/15/40	100	102
Time Warner Inc.	6.100%	7/15/40	175	177
Time Warner Inc.	6.250%	3/29/41	50	52
TJX Cos. Inc.	6.950%	4/15/19	150	181
Toyota Motor Credit Corp.	3.200%	6/17/15	425	440
Toyota Motor Credit Corp.	2.800%	1/11/16	50	51
Toyota Motor Credit Corp.	4.250%	1/11/21	125	127
VF Corp.	5.950%	11/1/17	75	87
VF Corp.	6.450%	11/1/37	50	57
Viacom Inc.	3.500%	4/1/17	50	51
Viacom Inc.	6.125%	10/5/17	75	86
Viacom Inc.	5.625%	9/15/19	275	304
Viacom Inc.	6.875%	4/30/36	450	500
Wal-Mart Stores Inc.	4.550%	5/1/13	525	562
Wal-Mart Stores Inc.	7.250%	6/1/13	100	112
Wal-Mart Stores Inc.	4.500%	7/1/15	225	248
Wal-Mart Stores Inc.	1.500%	10/25/15	190	186
Wal-Mart Stores Inc.	5.375%	4/5/17	25	29
Wal-Mart Stores Inc.	5.800%	2/15/18	250	288
Wal-Mart Stores Inc.	3.250%	10/25/20	325	310
Wal-Mart Stores Inc.	4.250%	4/15/21	200	204
Wal-Mart Stores Inc.	5.875%	4/5/27	725	809
Wal-Mart Stores Inc.	7.550%	2/15/30	175	223
Wal-Mart Stores Inc.	5.250%	9/1/35	150	149
Wal-Mart Stores Inc.	6.500%	8/15/37	900	1,033
Wal-Mart Stores Inc.	6.200%	4/15/38	300	331
Wal-Mart Stores Inc.	5.625%	4/15/41	475	486
Walgreen Co.	4.875%	8/1/13	450	487
Walt Disney Co.	5.625%	9/15/16	375	434
Walt Disney Co.	5.875%	12/15/17	175	204
Western Union Co.	5.930%	10/1/16	125	141
Western Union Co.	5.253%	4/1/20	133	140
Western Union Co.	6.200%	11/17/36	75	76
Western Union Co.	6.200%	6/21/40	200	201
Yum! Brands Inc.	7.700%	7/1/12	100	107
Yum! Brands Inc.	6.250%	4/15/16	50	57
Yum! Brands Inc.	6.250%	3/15/18	50	57
Yum! Brands Inc.	6.875%	11/15/37	225	255

Consumer Noncyclical (2.5%)
Abbott Laboratories	5.150%	11/30/12	100	106
Abbott Laboratories	4.350%	3/15/14	500	544
Abbott Laboratories	2.700%	5/27/15	75	78
Abbott Laboratories	5.875%	5/15/16	475	551
Abbott Laboratories	5.600%	11/30/17	100	116
Abbott Laboratories	4.125%	5/27/20	25	26
Abbott Laboratories	6.150%	11/30/37	300	335
Abbott Laboratories	6.000%	4/1/39	50	55
Abbott Laboratories	5.300%	5/27/40	100	100
Allergan Inc.	5.750%	4/1/16	25	29
Altria Group Inc.	8.500%	11/10/13	500	578
Altria Group Inc.	4.125%	9/11/15	475	503
Altria Group Inc.	9.700%	11/10/18	225	296
Altria Group Inc.	9.250%	8/6/19	300	390
Altria Group Inc.	9.950%	11/10/38	150	210
Altria Group Inc.	10.200%	2/6/39	650	930
AmerisourceBergen Corp.	5.625%	9/15/12	100	105
AmerisourceBergen Corp.	5.875%	9/15/15	150	170
AmerisourceBergen Corp.	4.875%	11/15/19	25	27
Amgen Inc.	4.850%	11/18/14	100	112
Amgen Inc.	2.300%	6/15/16	150	149
Amgen Inc.	5.850%	6/1/17	150	173
Amgen Inc.	5.700%	2/1/19	75	84
Amgen Inc.	3.450%	10/1/20	225	214
Amgen Inc.	4.100%	6/15/21	150	148
Amgen Inc.	6.375%	6/1/37	125	138
Amgen Inc.	6.900%	6/1/38	175	206
Amgen Inc.	6.400%	2/1/39	175	194
Amgen Inc.	5.750%	3/15/40	125	129
Amgen Inc.	4.950%	10/1/41	150	137
Amgen Inc.	5.650%	6/15/42	175	175

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Anheuser-Busch Cos. Inc.	4.375%	1/15/13	125	131
Anheuser-Busch Cos. Inc.	5.500%	1/15/18	75	84
Anheuser-Busch Cos. Inc.	6.800%	8/20/32	150	176
Anheuser-Busch Cos. Inc.	5.750%	4/1/36	115	120
Anheuser-Busch InBev
Worldwide Inc.	3.000%	10/15/12	225	231
Anheuser-Busch InBev
Worldwide Inc.	2.500%	3/26/13	225	231
Anheuser-Busch InBev
Worldwide Inc.	5.375%	11/15/14	200	223
Anheuser-Busch InBev
Worldwide Inc.	4.125%	1/15/15	275	295
Anheuser-Busch InBev
Worldwide Inc.	2.875%	2/15/16	300	306
Anheuser-Busch InBev
Worldwide Inc.	7.750%	1/15/19	175	220
Anheuser-Busch InBev
Worldwide Inc.	6.875%	11/15/19	175	213
Anheuser-Busch InBev
Worldwide Inc.	5.375%	1/15/20	500	551
Anheuser-Busch InBev
Worldwide Inc.	5.000%	4/15/20	150	161
Anheuser-Busch InBev
Worldwide Inc.	4.375%	2/15/21	75	77
Anheuser-Busch InBev
Worldwide Inc.	8.200%	1/15/39	150	205
Anheuser-Busch InBev
Worldwide Inc.	6.375%	1/15/40	325	369
Archer-Daniels-Midland Co.	5.450%	3/15/18	75	85
Archer-Daniels-Midland Co.	4.479%	3/1/21	25	26
Archer-Daniels-Midland Co.	5.935%	10/1/32	100	108
Archer-Daniels-Midland Co.	5.375%	9/15/35	275	279
Archer-Daniels-Midland Co.	5.765%	3/1/41	75	79
AstraZeneca plc	5.400%	9/15/12	425	450
AstraZeneca plc	5.400%	6/1/14	75	84
AstraZeneca plc	5.900%	9/15/17	375	437
AstraZeneca plc	6.450%	9/15/37	450	522
Baptist Health South Florida
Obligated Group	4.590%	8/15/21	25	25
Baxter International Inc.	6.250%	12/1/37	300	345
Becton Dickinson and Co.	5.000%	5/15/19	50	55
Becton Dickinson and Co.	3.250%	11/12/20	300	285
Biogen Idec Inc.	6.000%	3/1/13	225	241
Biogen Idec Inc.	6.875%	3/1/18	325	379
Bottling Group LLC	4.625%	11/15/12	200	211
Bottling Group LLC	5.000%	11/15/13	75	82
Bottling Group LLC	5.500%	4/1/16	250	285
Bristol-Myers Squibb Co.	5.450%	5/1/18	50	56
Bristol-Myers Squibb Co.	7.150%	6/15/23	200	254
Bristol-Myers Squibb Co.	6.800%	11/15/26	100	122
Bristol-Myers Squibb Co.	5.875%	11/15/36	112	124
Bristol-Myers Squibb Co.	6.125%	5/1/38	50	57
Bunge Ltd. Finance Corp.	5.350%	4/15/14	175	188
Bunge Ltd. Finance Corp.	5.100%	7/15/15	25	27
Bunge Ltd. Finance Corp.	4.100%	3/15/16	50	52
Bunge Ltd. Finance Corp.	8.500%	6/15/19	425	516
Campbell Soup Co.	3.050%	7/15/17	25	26
Campbell Soup Co.	4.250%	4/15/21	100	102
Cardinal Health Inc.	4.000%	6/15/15	50	53
Cardinal Health Inc.	4.625%	12/15/20	125	127
CareFusion Corp.	4.125%	8/1/12	25	26
CareFusion Corp.	5.125%	8/1/14	50	55
CareFusion Corp.	6.375%	8/1/19	50	56
Celgene Corp.	2.450%	10/15/15	50	50
Celgene Corp.	3.950%	10/15/20	25	24
Celgene Corp.	5.700%	10/15/40	50	49
Church & Dwight Co. Inc.	3.350%	12/15/15	50	51
Cia de Bebidas das Americas	8.750%	9/15/13	100	114
Clorox Co.	5.000%	1/15/15	250	273
Coca-Cola Co.	0.750%	11/15/13	50	50
Coca-Cola Co.	3.625%	3/15/14	100	107
Coca-Cola Co.	1.500%	11/15/15	200	199

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Coca-Cola Co.	5.350%	11/15/17	175	202
Coca-Cola Co.	4.875%	3/15/19	200	220
Coca-Cola Co.	3.150%	11/15/20	125	120
Coca-Cola Enterprises Inc.	3.500%	9/15/20	300	287
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	100	106
Coca-Cola HBC Finance BV	5.125%	9/17/13	100	107
Coca-Cola Refreshments
USA Inc.	5.000%	8/15/13	450	487
Coca-Cola Refreshments
USA Inc.	7.375%	3/3/14	400	464
Coca-Cola Refreshments
USA Inc.	4.250%	3/1/15	25	27
Corn Products
International Inc.	3.200%	11/1/15	25	26
Corn Products
International Inc.	4.625%	11/1/20	25	25
Corn Products
International Inc.	6.625%	4/15/37	25	27
Covidien International
Finance SA	5.450%	10/15/12	125	132
Covidien International
Finance SA	6.000%	10/15/17	225	262
Covidien International
Finance SA	6.550%	10/15/37	175	201
Delhaize Group SA	5.875%	2/1/14	125	137
Diageo Capital plc	5.200%	1/30/13	50	53
Diageo Capital plc	5.750%	10/23/17	25	29
Diageo Capital plc	4.828%	7/15/20	300	315
Diageo Finance BV	5.300%	10/28/15	75	84
Dr Pepper Snapple Group Inc.	2.350%	12/21/12	75	77
Dr Pepper Snapple Group Inc.	6.120%	5/1/13	25	27
Dr Pepper Snapple Group Inc.	2.900%	1/15/16	75	76
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	70	83
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	25	31
Eli Lilly & Co.	4.200%	3/6/14	150	162
Eli Lilly & Co.	5.200%	3/15/17	150	170
Eli Lilly & Co.	5.500%	3/15/27	150	161
Eli Lilly & Co.	5.550%	3/15/37	150	155
6 Energizer Holdings Inc.	4.700%	5/19/21	50	50
Express Scripts Inc.	6.250%	6/15/14	125	140
Express Scripts Inc.	3.125%	5/15/16	100	100
Express Scripts Inc.	7.250%	6/15/19	50	60
Fortune Brands Inc.	5.375%	1/15/16	250	270
Fortune Brands Inc.	5.875%	1/15/36	50	47
Genentech Inc.	4.750%	7/15/15	50	55
Genentech Inc.	5.250%	7/15/35	75	75
General Mills Inc.	5.650%	9/10/12	100	106
General Mills Inc.	5.250%	8/15/13	100	108
General Mills Inc.	5.700%	2/15/17	150	172
General Mills Inc.	5.650%	2/15/19	775	874
Gilead Sciences Inc.	4.500%	4/1/21	150	150
GlaxoSmithKline Capital Inc.	4.850%	5/15/13	400	430
GlaxoSmithKline Capital Inc.	4.375%	4/15/14	375	408
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	400	454
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	350	402
Hasbro Inc.	6.300%	9/15/17	175	198
Hasbro Inc.	6.350%	3/15/40	50	51
Hershey Co.	5.450%	9/1/16	50	57
Hershey Co.	4.125%	12/1/20	50	51
HJ Heinz Finance Co.	6.750%	3/15/32	225	257
Hormel Foods Corp.	4.125%	4/15/21	25	26
Hospira Inc.	5.900%	6/15/14	75	83
Hospira Inc.	5.600%	9/15/40	50	48
Johnson & Johnson	5.150%	8/15/12	175	184
Johnson & Johnson	6.950%	9/1/29	25	31
Johnson & Johnson	4.950%	5/15/33	150	151
Johnson & Johnson	5.950%	8/15/37	200	222
Johnson & Johnson	4.500%	9/1/40	150	137
Kellogg Co.	5.125%	12/3/12	375	397
Kellogg Co.	4.250%	3/6/13	100	105
Kellogg Co.	4.150%	11/15/19	125	128
Kimberly-Clark Corp.	4.875%	8/15/15	200	223

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Kimberly-Clark Corp.	6.125%	8/1/17	275	325
Kimberly-Clark Corp.	6.250%	7/15/18	50	59
Kimberly-Clark Corp.	3.625%	8/1/20	140	139
Koninklijke Philips
Electronics NV	4.625%	3/11/13	100	105
Koninklijke Philips
Electronics NV	5.750%	3/11/18	200	223
Koninklijke Philips
Electronics NV	6.875%	3/11/38	175	202
Kraft Foods Inc.	2.625%	5/8/13	275	283
Kraft Foods Inc.	5.250%	10/1/13	25	27
Kraft Foods Inc.	6.750%	2/19/14	75	85
Kraft Foods Inc.	4.125%	2/9/16	925	987
Kraft Foods Inc.	6.500%	8/11/17	475	556
Kraft Foods Inc.	6.125%	8/23/18	75	86
Kraft Foods Inc.	5.375%	2/10/20	500	546
Kraft Foods Inc.	6.500%	11/1/31	200	228
Kraft Foods Inc.	7.000%	8/11/37	400	465
Kraft Foods Inc.	6.875%	2/1/38	575	662
Kraft Foods Inc.	6.875%	1/26/39	25	29
Kraft Foods Inc.	6.500%	2/9/40	225	248
Kroger Co.	5.000%	4/15/13	200	214
Kroger Co.	6.150%	1/15/20	75	86
Kroger Co.	8.000%	9/15/29	125	156
Kroger Co.	7.500%	4/1/31	100	121
Kroger Co.	6.900%	4/15/38	75	86
Laboratory Corp. of
America Holdings	5.625%	12/15/15	75	83
Life Technologies Corp.	4.400%	3/1/15	100	106
Life Technologies Corp.	3.500%	1/15/16	50	51
Life Technologies Corp.	6.000%	3/1/20	125	136
Life Technologies Corp.	5.000%	1/15/21	75	76
Lorillard Tobacco Co.	8.125%	6/23/19	175	204
Lorillard Tobacco Co.	6.875%	5/1/20	100	108
McKesson Corp.	5.250%	3/1/13	175	187
McKesson Corp.	3.250%	3/1/16	425	438
McKesson Corp.	4.750%	3/1/21	25	26
McKesson Corp.	6.000%	3/1/41	75	79
Mead Johnson Nutrition Co.	3.500%	11/1/14	25	26
Mead Johnson Nutrition Co.	4.900%	11/1/19	50	53
Mead Johnson Nutrition Co.	5.900%	11/1/39	100	104
Medco Health Solutions Inc.	2.750%	9/15/15	275	276
Medco Health Solutions Inc.	7.125%	3/15/18	250	292
Medtronic Inc.	4.500%	3/15/14	75	81
Medtronic Inc.	3.000%	3/15/15	250	261
Medtronic Inc.	4.750%	9/15/15	100	111
Medtronic Inc.	5.600%	3/15/19	25	28
Medtronic Inc.	4.450%	3/15/20	125	131
Medtronic Inc.	6.500%	3/15/39	25	29
Medtronic Inc.	5.550%	3/15/40	350	368
Merck & Co. Inc.	4.375%	2/15/13	100	106
Merck & Co. Inc.	5.300%	12/1/13	250	276
Merck & Co. Inc.	4.750%	3/1/15	200	221
Merck & Co. Inc.	4.000%	6/30/15	100	108
Merck & Co. Inc.	2.250%	1/15/16	75	75
Merck & Co. Inc.	6.000%	9/15/17	150	176
Merck & Co. Inc.	5.000%	6/30/19	100	110
Merck & Co. Inc.	3.875%	1/15/21	250	249
Merck & Co. Inc.	6.400%	3/1/28	50	58
Merck & Co. Inc.	5.950%	12/1/28	75	84
Merck & Co. Inc.	6.500%	12/1/33	75	88
Merck & Co. Inc.	5.750%	11/15/36	350	378
Merck & Co. Inc.	6.550%	9/15/37	125	147
Merck & Co. Inc.	5.850%	6/30/39	75	82
Novant Health Inc.	5.850%	11/1/19	150	162
Novartis Capital Corp.	1.900%	4/24/13	125	128
Novartis Capital Corp.	4.125%	2/10/14	525	565
Novartis Capital Corp.	2.900%	4/24/15	125	130
Novartis Securities
Investment Ltd.	5.125%	2/10/19	400	442
PepsiAmericas Inc.	5.750%	7/31/12	100	106
PepsiAmericas Inc.	5.000%	5/15/17	100	113

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
PepsiCo Inc.	4.650%	2/15/13	125	133
PepsiCo Inc.	3.750%	3/1/14	350	374
PepsiCo Inc.	7.000%	3/1/29	275	339
PepsiCo Inc.	5.500%	1/15/40	250	261
PepsiCo Inc.	4.875%	11/1/40	200	190
PepsiCo Inc./NC	5.000%	6/1/18	325	361
PepsiCo Inc./NC	7.900%	11/1/18	375	482
PepsiCo Inc./NC	4.500%	1/15/20	25	26
Pfizer Inc.	5.350%	3/15/15	700	788
Pfizer Inc.	6.200%	3/15/19	600	702
Pfizer Inc.	7.200%	3/15/39	425	531
Pharmacia Corp.	6.600%	12/1/28	75	88
Philip Morris International Inc.	4.875%	5/16/13	250	268
Philip Morris International Inc.	6.875%	3/17/14	150	172
Philip Morris International Inc.	5.650%	5/16/18	325	366
Philip Morris International Inc.	6.375%	5/16/38	200	226
4 Procter & Gamble - Esop	9.360%	1/1/21	384	484
Procter & Gamble Co.	4.950%	8/15/14	50	56
Procter & Gamble Co.	3.500%	2/15/15	150	159
Procter & Gamble Co.	4.700%	2/15/19	100	110
Procter & Gamble Co.	6.450%	1/15/26	75	89
Procter & Gamble Co.	5.550%	3/5/37	325	347
Quest Diagnostics Inc.	6.950%	7/1/37	75	83
Quest Diagnostics Inc./DE	5.450%	11/1/15	200	222
Reynolds American Inc.	7.250%	6/1/13	150	166
Reynolds American Inc.	6.750%	6/15/17	150	173
Reynolds American Inc.	7.250%	6/15/37	125	137
Safeway Inc.	6.250%	3/15/14	150	167
Safeway Inc.	6.350%	8/15/17	100	114
Safeway Inc.	5.000%	8/15/19	125	131
Safeway Inc.	3.950%	8/15/20	250	243
Safeway Inc.	7.250%	2/1/31	75	86
Sanofi	1.625%	3/28/14	50	51
Sanofi	2.625%	3/29/16	200	202
Sanofi	4.000%	3/29/21	100	99
St. Jude Medical Inc.	2.200%	9/15/13	200	204
St. Jude Medical Inc.	3.750%	7/15/14	225	239
Stryker Corp.	3.000%	1/15/15	50	52
Stryker Corp.	4.375%	1/15/20	50	52
Sysco Corp.	4.200%	2/12/13	25	26
Sysco Corp.	5.250%	2/12/18	100	110
Sysco Corp.	5.375%	9/21/35	100	107
Teva Pharmaceutical
Finance Co. LLC	6.150%	2/1/36	200	217
Teva Pharmaceutical Finance II
BV/Teva Pharmaceutical
Finance III LLC	3.000%	6/15/15	100	103
Thermo Fisher Scientific Inc.	2.150%	12/28/12	50	51
Thermo Fisher Scientific Inc.	3.250%	11/20/14	75	79
Thermo Fisher Scientific Inc.	3.200%	5/1/15	200	208
Unilever Capital Corp.	3.650%	2/15/14	25	27
Unilever Capital Corp.	4.250%	2/10/21	200	207
Unilever Capital Corp.	5.900%	11/15/32	50	56
UST LLC	5.750%	3/1/18	75	81
Whirlpool Corp.	5.500%	3/1/13	325	344
Wyeth	5.500%	3/15/13	275	296
Wyeth	5.500%	2/1/14	50	55
Wyeth	5.500%	2/15/16	200	228
Wyeth	5.450%	4/1/17	50	57
Wyeth	6.450%	2/1/24	100	119
Wyeth	6.500%	2/1/34	100	115
Wyeth	6.000%	2/15/36	175	187
Wyeth	5.950%	4/1/37	650	697
Zimmer Holdings Inc.	4.625%	11/30/19	50	52
Zimmer Holdings Inc.	5.750%	11/30/39	50	51

Energy (1.3%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	125	147
Anadarko Petroleum Corp.	7.625%	3/15/14	150	171
Anadarko Petroleum Corp.	5.750%	6/15/14	25	27
Anadarko Petroleum Corp.	6.450%	9/15/36	775	805
Anadarko Petroleum Corp.	7.950%	6/15/39	25	30

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Anadarko Petroleum Corp.	6.200%	3/15/40	275	277
Apache Corp.	6.000%	9/15/13	175	194
Apache Corp.	5.625%	1/15/17	100	115
Apache Corp.	6.900%	9/15/18	150	181
Apache Corp.	3.625%	2/1/21	75	73
Apache Corp.	6.000%	1/15/37	150	163
Apache Corp.	5.100%	9/1/40	350	338
Baker Hughes Inc.	6.875%	1/15/29	100	120
Baker Hughes Inc.	5.125%	9/15/40	275	266
BP Capital Markets plc	5.250%	11/7/13	350	380
BP Capital Markets plc	3.625%	5/8/14	50	52
BP Capital Markets plc	3.875%	3/10/15	275	289
BP Capital Markets plc	3.125%	10/1/15	450	461
BP Capital Markets plc	3.200%	3/11/16	225	229
BP Capital Markets plc	4.750%	3/10/19	200	210
BP Capital Markets plc	4.500%	10/1/20	225	228
BP Capital Markets plc	4.742%	3/11/21	350	357
Burlington Resources
Finance Co.	7.400%	12/1/31	175	217
Cameron International Corp.	6.375%	7/15/18	100	114
Cameron International Corp.	7.000%	7/15/38	100	114
Canadian Natural
Resources Ltd.	5.450%	10/1/12	50	53
Canadian Natural
Resources Ltd.	5.150%	2/1/13	25	27
Canadian Natural
Resources Ltd.	4.900%	12/1/14	150	165
Canadian Natural
Resources Ltd.	6.000%	8/15/16	125	144
Canadian Natural
Resources Ltd.	5.700%	5/15/17	225	256
Canadian Natural
Resources Ltd.	7.200%	1/15/32	225	267
Canadian Natural
Resources Ltd.	6.450%	6/30/33	125	138
Canadian Natural
Resources Ltd.	6.500%	2/15/37	150	167
Cenovus Energy Inc.	4.500%	9/15/14	150	163
Cenovus Energy Inc.	5.700%	10/15/19	50	57
Cenovus Energy Inc.	6.750%	11/15/39	450	508
Chevron Corp.	3.950%	3/3/14	300	322
Chevron Corp.	4.950%	3/3/19	275	306
ConocoPhillips	4.750%	2/1/14	125	136
ConocoPhillips	5.750%	2/1/19	875	1,006
ConocoPhillips	5.900%	10/15/32	50	54
ConocoPhillips	5.900%	5/15/38	100	108
ConocoPhillips Canada
Funding Co. I	5.625%	10/15/16	250	289
ConocoPhillips Canada
Funding Co. I	5.950%	10/15/36	150	161
ConocoPhillips Holding Co.	6.950%	4/15/29	150	181
Devon Energy Corp.	5.625%	1/15/14	100	111
Devon Energy Corp.	7.950%	4/15/32	50	65
Devon Financing Corp. ULC	7.875%	9/30/31	300	385
Diamond Offshore Drilling Inc.	4.875%	7/1/15	25	27
Diamond Offshore Drilling Inc.	5.875%	5/1/19	75	84
Diamond Offshore Drilling Inc.	5.700%	10/15/39	100	99
Encana Corp.	4.750%	10/15/13	25	27
Encana Corp.	5.900%	12/1/17	225	255
Encana Corp.	6.500%	8/15/34	325	344
Encana Corp.	6.625%	8/15/37	125	137
Encana Corp.	6.500%	2/1/38	100	107
EnCana Holdings Finance Corp. 5.800%		5/1/14	100	111
Ensco plc	3.250%	3/15/16	125	127
Ensco plc	4.700%	3/15/21	225	226
EOG Resources Inc.	2.950%	6/1/15	125	129
EOG Resources Inc.	5.875%	9/15/17	125	143
EOG Resources Inc.	4.400%	6/1/20	100	103
EOG Resources Inc.	4.100%	2/1/21	150	148
Halliburton Co.	6.150%	9/15/19	200	232
Halliburton Co.	6.700%	9/15/38	125	143
Halliburton Co.	7.450%	9/15/39	200	249

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Hess Corp.	7.875%	10/1/29	350	439
Hess Corp.	7.125%	3/15/33	100	118
Hess Corp.	5.600%	2/15/41	250	244
Husky Energy Inc.	5.900%	6/15/14	300	333
Husky Energy Inc.	6.150%	6/15/19	100	111
Husky Energy Inc.	6.800%	9/15/37	50	56
Kerr-McGee Corp.	6.950%	7/1/24	250	282
Kerr-McGee Corp.	7.875%	9/15/31	50	60
Marathon Oil Corp.	5.900%	3/15/18	46	52
6 Marathon Petroleum Corp.	3.500%	3/1/16	250	256
6 Marathon Petroleum Corp.	5.125%	3/1/21	375	384
6 Marathon Petroleum Corp.	6.500%	3/1/41	150	156
Nabors Industries Inc.	6.150%	2/15/18	300	332
Nabors Industries Inc.	5.000%	9/15/20	175	177
Nexen Inc.	7.875%	3/15/32	50	59
Nexen Inc.	6.400%	5/15/37	300	298
Nexen Inc.	7.500%	7/30/39	200	224
Noble Energy Inc.	8.250%	3/1/19	200	255
Noble Holding
International Ltd.	4.900%	8/1/20	100	104
Noble Holding
International Ltd.	4.625%	3/1/21	25	25
Noble Holding
International Ltd.	6.200%	8/1/40	100	105
Noble Holding
International Ltd.	6.050%	3/1/41	150	154
Occidental Petroleum Corp.	2.500%	2/1/16	200	203
Occidental Petroleum Corp.	4.100%	2/1/21	350	358
Petro-Canada	7.875%	6/15/26	25	30
Petro-Canada	7.000%	11/15/28	100	114
Petro-Canada	5.350%	7/15/33	150	141
Petro-Canada	6.800%	5/15/38	125	140
Rowan Cos. Inc.	7.875%	8/1/19	75	89
Shell International Finance BV	1.875%	3/25/13	175	179
Shell International Finance BV	4.000%	3/21/14	300	322
Shell International Finance BV	3.100%	6/28/15	725	756
Shell International Finance BV	3.250%	9/22/15	100	105
Shell International Finance BV	4.300%	9/22/19	550	578
Shell International Finance BV	4.375%	3/25/20	75	79
Shell International Finance BV	6.375%	12/15/38	475	547
Shell International Finance BV	5.500%	3/25/40	75	78
Statoil ASA	3.875%	4/15/14	25	27
Statoil ASA	3.125%	8/17/17	400	402
Statoil ASA	5.250%	4/15/19	25	28
Statoil ASA	7.250%	9/23/27	400	493
Statoil ASA	5.100%	8/17/40	125	121
Suncor Energy Inc.	6.100%	6/1/18	25	28
Suncor Energy Inc.	5.950%	12/1/34	75	77
Suncor Energy Inc.	6.500%	6/15/38	925	1,001
Sunoco Inc.	4.875%	10/15/14	50	54
Sunoco Inc.	5.750%	1/15/17	50	54
Talisman Energy Inc.	5.125%	5/15/15	50	55
Talisman Energy Inc.	7.750%	6/1/19	200	244
Talisman Energy Inc.	3.750%	2/1/21	225	211
Talisman Energy Inc.	5.850%	2/1/37	150	150
Tosco Corp.	8.125%	2/15/30	100	130
Total Capital Canada Ltd.	1.625%	1/28/14	300	304
Total Capital SA	3.000%	6/24/15	150	156
Total Capital SA	4.450%	6/24/20	350	364
Total Capital SA	4.125%	1/28/21	125	126
Transocean Inc.	4.950%	11/15/15	350	378
Transocean Inc.	6.000%	3/15/18	75	83
Transocean Inc.	6.500%	11/15/20	150	167
Transocean Inc.	7.500%	4/15/31	175	199
Transocean Inc.	6.800%	3/15/38	150	160
Valero Energy Corp.	9.375%	3/15/19	200	255
Valero Energy Corp.	6.125%	2/1/20	75	82
Valero Energy Corp.	7.500%	4/15/32	225	251
Valero Energy Corp.	6.625%	6/15/37	175	182
Weatherford International Inc.	6.350%	6/15/17	250	284
Weatherford International Ltd.	6.500%	8/1/36	275	283
Weatherford International Ltd.	6.750%	9/15/40	150	160

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Weatherford International
Ltd./Bermuda	6.000%	3/15/18	50	55
Weatherford International
Ltd./Bermuda	5.125%	9/15/20	400	407
Williams Cos. Inc.	7.500%	1/15/31	186	213
Williams Cos. Inc.	7.750%	6/15/31	56	65
XTO Energy Inc.	5.750%	12/15/13	250	279
XTO Energy Inc.	6.250%	8/1/17	375	453

Other Industrial (0.0%)
Cintas Corp. No 2	6.125%	12/1/17	75	87
Massachusetts Development
Finance Agency Revenue
(Harvard University)	4.875%	10/15/40	200	194
Massachusetts Health &
Educational Facilities
Authority Revenue (MIT)	5.600%	7/1/11	200	203

Technology (0.9%)
Adobe Systems Inc.	3.250%	2/1/15	100	104
Adobe Systems Inc.	4.750%	2/1/20	175	181
Agilent Technologies Inc.	4.450%	9/14/12	25	26
Agilent Technologies Inc.	5.500%	9/14/15	50	55
Agilent Technologies Inc.	6.500%	11/1/17	400	460
Amphenol Corp.	4.750%	11/15/14	100	109
Analog Devices Inc.	5.000%	7/1/14	100	110
Applied Materials Inc.	2.650%	6/15/16	50	50
Applied Materials Inc.	4.300%	6/15/21	150	150
Applied Materials Inc.	5.850%	6/15/41	200	202
Arrow Electronics Inc.	3.375%	11/1/15	75	76
BMC Software Inc.	7.250%	6/1/18	50	58
6 Broadcom Corp.	1.500%	11/1/13	50	50
CA Inc.	5.375%	12/1/19	75	80
Cisco Systems Inc.	1.625%	3/14/14	450	454
Cisco Systems Inc.	2.900%	11/17/14	125	131
Cisco Systems Inc.	5.500%	2/22/16	200	227
Cisco Systems Inc.	3.150%	3/14/17	50	51
Cisco Systems Inc.	4.950%	2/15/19	475	513
Cisco Systems Inc.	4.450%	1/15/20	825	855
Cisco Systems Inc.	5.900%	2/15/39	200	210
Cisco Systems Inc.	5.500%	1/15/40	175	175
Computer Sciences Corp.	6.500%	3/15/18	50	54
Corning Inc.	6.625%	5/15/19	25	29
Corning Inc.	5.750%	8/15/40	75	75
Dell Inc.	4.700%	4/15/13	150	160
Dell Inc.	1.400%	9/10/13	150	151
Dell Inc.	2.300%	9/10/15	75	75
Dell Inc.	3.100%	4/1/16	125	128
Dell Inc.	5.650%	4/15/18	75	83
Dell Inc.	5.875%	6/15/19	75	84
Dell Inc.	6.500%	4/15/38	100	109
Dun & Bradstreet Corp.	6.000%	4/1/13	150	161
Equifax Inc.	4.450%	12/1/14	50	54
Equifax Inc.	6.300%	7/1/17	25	28
Fiserv Inc.	6.125%	11/20/12	101	109
Fiserv Inc.	3.125%	10/1/15	50	51
Fiserv Inc.	6.800%	11/20/17	150	173
Google Inc.	2.125%	5/19/16	25	25
Google Inc.	3.625%	5/19/21	150	147
Harris Corp.	5.000%	10/1/15	125	137
Harris Corp.	4.400%	12/15/20	50	50
Harris Corp.	6.150%	12/15/40	75	79
Hewlett-Packard Co.	6.500%	7/1/12	200	212
Hewlett-Packard Co.	4.500%	3/1/13	100	106
Hewlett-Packard Co.	1.250%	9/13/13	350	351
Hewlett-Packard Co.	6.125%	3/1/14	700	784
Hewlett-Packard Co.	4.750%	6/2/14	350	382
Hewlett-Packard Co.	2.125%	9/13/15	200	200
Hewlett-Packard Co.	5.500%	3/1/18	75	84
Hewlett-Packard Co.	3.750%	12/1/20	125	121
HP Enterprise Services LLC	6.000%	8/1/13	75	82

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
IBM International Group
Capital LLC	5.050%	10/22/12	275	291
International Business
Machines Corp.	1.000%	8/5/13	875	877
International Business
Machines Corp.	2.000%	1/5/16	25	25
International Business
Machines Corp.	5.700%	9/14/17	850	987
International Business
Machines Corp.	6.220%	8/1/27	75	87
International Business
Machines Corp.	6.500%	1/15/28	75	90
International Business
Machines Corp.	5.875%	11/29/32	325	357
International Business
Machines Corp.	5.600%	11/30/39	387	410
Juniper Networks Inc.	3.100%	3/15/16	30	30
Juniper Networks Inc.	4.600%	3/15/21	50	51
Juniper Networks Inc.	5.950%	3/15/41	25	26
Lexmark International Inc.	5.900%	6/1/13	50	53
Lexmark International Inc.	6.650%	6/1/18	150	163
Maxim Integrated
Products Inc.	3.450%	6/14/13	50	52
Microsoft Corp.	0.875%	9/27/13	150	150
Microsoft Corp.	2.950%	6/1/14	500	528
Microsoft Corp.	1.625%	9/25/15	150	148
Microsoft Corp.	4.200%	6/1/19	25	26
Microsoft Corp.	3.000%	10/1/20	225	213
Microsoft Corp.	5.200%	6/1/39	25	25
Microsoft Corp.	4.500%	10/1/40	100	91
Motorola Solutions Inc.	5.375%	11/15/12	50	53
Motorola Solutions Inc.	6.000%	11/15/17	550	623
Motorola Solutions Inc.	7.500%	5/15/25	50	58
Nokia Oyj	5.375%	5/15/19	100	96
Nokia Oyj	6.625%	5/15/39	50	46
Oracle Corp.	4.950%	4/15/13	150	161
Oracle Corp.	3.750%	7/8/14	225	241
Oracle Corp.	5.250%	1/15/16	275	310
Oracle Corp.	5.750%	4/15/18	300	344
Oracle Corp.	5.000%	7/8/19	550	601
Oracle Corp.	6.500%	4/15/38	200	231
Oracle Corp.	6.125%	7/8/39	150	166
6 Oracle Corp.	5.375%	7/15/40	600	600
Pitney Bowes Inc.	3.875%	6/15/13	100	104
Pitney Bowes Inc.	4.875%	8/15/14	100	108
Pitney Bowes Inc.	4.750%	1/15/16	375	399
6 SAIC Inc.	4.450%	12/1/20	75	77
6 SAIC Inc.	5.950%	12/1/40	75	79
Science Applications
International Corp.	6.250%	7/1/12	25	26
Science Applications
International Corp.	5.500%	7/1/33	25	25
Symantec Corp.	2.750%	9/15/15	25	25
Symantec Corp.	4.200%	9/15/20	50	48
Texas Instruments Inc.	2.375%	5/16/16	75	75
Tyco Electronics Group SA	7.125%	10/1/37	300	359
Xerox Corp.	8.250%	5/15/14	150	175
Xerox Corp.	6.400%	3/15/16	100	114
Xerox Corp.	6.750%	2/1/17	100	117
Xerox Corp.	6.350%	5/15/18	175	200
Xerox Corp.	5.625%	12/15/19	25	27
Xerox Corp.	6.750%	12/15/39	375	419

Transportation (0.4%)
4 American Airlines Pass
Through Trust 2009–1A	10.375%	7/2/19	73	85
Burlington Northern
Santa Fe LLC	5.900%	7/1/12	225	237
Burlington Northern
Santa Fe LLC	5.650%	5/1/17	100	113
Burlington Northern
Santa Fe LLC	3.600%	9/1/20	175	169

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Burlington Northern
Santa Fe LLC	6.200%	8/15/36	125	136
Burlington Northern
Santa Fe LLC	5.050%	3/1/41	225	209
Burlington Northern
Santa Fe LLC	5.400%	6/1/41	250	246
Canadian National Railway Co.	5.800%	6/1/16	100	115
Canadian National Railway Co.	5.550%	3/1/19	300	340
Canadian National Railway Co.	6.200%	6/1/36	75	84
Canadian Pacific Railway Co.	4.450%	3/15/23	25	25
Canadian Pacific Railway Co.	5.950%	5/15/37	150	155
Con-way Inc.	6.700%	5/1/34	100	95
4 Continental Airlines 1998–1
Class A Pass Through Trust	6.648%	9/15/17	152	161
4 Continental Airlines 2009–2
Class A Pass Through Trust	7.250%	11/10/19	143	153
CSX Corp.	6.250%	4/1/15	50	57
CSX Corp.	5.600%	5/1/17	175	195
CSX Corp.	7.900%	5/1/17	73	89
CSX Corp.	6.250%	3/15/18	375	432
CSX Corp.	7.375%	2/1/19	425	517
CSX Corp.	6.000%	10/1/36	50	53
CSX Corp.	6.220%	4/30/40	152	163
CSX Corp.	5.500%	4/15/41	25	24
4 Delta Air Lines 2007–1
Class A Pass Through Trust	6.821%	8/10/22	196	204
4 Delta Air Lines 2009–1
Class A Pass Through Trust	7.750%	12/17/19	327	357
4 Delta Air Lines 2010–2
Class A Pass Through Trust	4.950%	5/23/19	123	123
JB Hunt Transport
Services Inc.	3.375%	9/15/15	250	252
Norfolk Southern Corp.	7.700%	5/15/17	450	558
Norfolk Southern Corp.	5.750%	4/1/18	100	113
Norfolk Southern Corp.	5.900%	6/15/19	175	201
Norfolk Southern Corp.	7.800%	5/15/27	200	258
Norfolk Southern Corp.	7.050%	5/1/37	400	487
Norfolk Southern Corp.	7.900%	5/15/97	50	63
Ryder System Inc.	5.850%	3/1/14	75	82
Ryder System Inc.	3.150%	3/2/15	100	102
Ryder System Inc.	7.200%	9/1/15	100	116
Ryder System Inc.	3.600%	3/1/16	230	235
Ryder System Inc.	5.850%	11/1/16	25	28
Southwest Airlines Co.	5.750%	12/15/16	75	83
4 Southwest Airlines Co.
2007–1 Pass Through Trust	6.150%	8/1/22	43	47
Union Pacific Corp.	5.450%	1/31/13	225	241
6 Union Pacific Corp.	4.163%	7/15/22	658	663
Union Pacific Corp.	7.125%	2/1/28	150	181
United Parcel Service Inc.	3.875%	4/1/14	200	215
United Parcel Service Inc.	5.500%	1/15/18	75	85
United Parcel Service Inc.	5.125%	4/1/19	100	112
United Parcel Service Inc.	3.125%	1/15/21	225	214
United Parcel Service Inc.	6.200%	1/15/38	100	115
				224,558
Utilities (2.2%)
Electric (1.5%)
AEP Texas Central Co.	6.650%	2/15/33	200	219
Alabama Power Co.	5.500%	10/15/17	225	257
Alabama Power Co.	5.200%	6/1/41	75	74
Ameren Illinois Co.	6.125%	11/15/17	25	29
Ameren Illinois Co.	6.250%	4/1/18	125	139
American Water Capital Corp.	6.085%	10/15/17	200	230
American Water Capital Corp.	6.593%	10/15/37	150	162
Appalachian Power Co.	3.400%	5/24/15	150	155
Appalachian Power Co.	4.600%	3/30/21	75	76
Appalachian Power Co.	6.375%	4/1/36	50	53
Appalachian Power Co.	7.000%	4/1/38	50	58
Arizona Public Service Co.	5.800%	6/30/14	75	83
Baltimore Gas & Electric Co.	5.900%	10/1/16	100	115
Carolina Power & Light Co.	5.125%	9/15/13	325	354

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Carolina Power & Light Co.	5.300%	1/15/19	175	195
CenterPoint Energy
Houston Electric LLC	5.700%	3/15/13	300	323
CenterPoint Energy
Houston Electric LLC	6.950%	3/15/33	50	60
Cleco Power LLC	6.000%	12/1/40	100	103
Cleveland Electric
Illuminating Co.	5.500%	8/15/24	225	238
Commonwealth Edison Co.	1.625%	1/15/14	75	75
Commonwealth Edison Co.	5.950%	8/15/16	175	200
Commonwealth Edison Co.	6.150%	9/15/17	325	375
Commonwealth Edison Co.	5.800%	3/15/18	75	84
Commonwealth Edison Co.	4.000%	8/1/20	25	25
Commonwealth Edison Co.	5.900%	3/15/36	50	52
Commonwealth Edison Co.	6.450%	1/15/38	175	195
Connecticut Light & Power Co.	6.350%	6/1/36	175	199
Consolidated Edison Co. of
New York Inc.	5.625%	7/1/12	350	367
Consolidated Edison Co. of
New York Inc.	4.875%	2/1/13	75	80
Consolidated Edison Co. of
New York Inc.	5.500%	9/15/16	100	114
Consolidated Edison Co. of
New York Inc.	6.650%	4/1/19	200	239
Consolidated Edison Co. of
New York Inc.	5.300%	3/1/35	200	199
Consolidated Edison Co. of
New York Inc.	6.200%	6/15/36	75	83
Consolidated Edison Co. of
New York Inc.	6.300%	8/15/37	275	309
Consolidated Natural Gas Co.	5.000%	12/1/14	300	331
Constellation Energy
Group Inc.	4.550%	6/15/15	300	318
Constellation Energy
Group Inc.	7.600%	4/1/32	25	29
Consumers Energy Co.	5.375%	4/15/13	225	242
Consumers Energy Co.	5.500%	8/15/16	100	113
Detroit Edison Co.	3.900%	6/1/21	100	99
Dominion Resources Inc.	5.700%	9/17/12	140	148
Dominion Resources Inc.	6.300%	3/15/33	100	110
Dominion Resources Inc.	5.950%	6/15/35	225	239
Dominion Resources Inc./VA	5.150%	7/15/15	600	665
Dominion Resources Inc./VA	6.000%	11/30/17	250	288
Duke Energy Carolinas LLC	4.300%	6/15/20	250	258
Duke Energy Carolinas LLC	6.000%	12/1/28	125	135
Duke Energy Carolinas LLC	6.100%	6/1/37	100	109
Duke Energy Carolinas LLC	6.050%	4/15/38	50	55
Duke Energy Carolinas LLC	5.300%	2/15/40	175	178
Duke Energy Corp.	3.350%	4/1/15	200	209
Duke Energy Corp.	5.050%	9/15/19	75	81
Duke Energy Indiana Inc.	5.000%	9/15/13	125	135
Duke Energy Indiana Inc.	3.750%	7/15/20	25	25
Duke Energy Indiana Inc.	6.350%	8/15/38	225	257
Duke Energy Ohio Inc.	5.700%	9/15/12	75	80
Duke Energy Ohio Inc.	2.100%	6/15/13	200	205
El Paso Electric Co.	6.000%	5/15/35	50	52
Empresa Nacional de
Electricidad SA/Chile	8.350%	8/1/13	100	112
Entergy Arkansas Inc.	3.750%	2/15/21	75	71
Entergy Gulf States
Louisiana LLC	6.000%	5/1/18	200	221
Entergy Louisiana LLC	6.500%	9/1/18	50	58
Exelon Generation Co. LLC	4.000%	10/1/20	225	213
Exelon Generation Co. LLC	6.250%	10/1/39	125	126
Exelon Generation Co. LLC	5.750%	10/1/41	100	95
FirstEnergy Corp.	7.375%	11/15/31	200	228
FirstEnergy Solutions Corp.	6.800%	8/15/39	200	208
Florida Power & Light Co.	5.550%	11/1/17	25	29
Florida Power & Light Co.	5.625%	4/1/34	25	26
Florida Power & Light Co.	5.400%	9/1/35	75	77
Florida Power & Light Co.	6.200%	6/1/36	50	57

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Florida Power & Light Co.	5.650%	2/1/37	100	107
Florida Power & Light Co.	5.850%	5/1/37	25	28
Florida Power & Light Co.	5.950%	2/1/38	150	167
Florida Power & Light Co.	5.960%	4/1/39	475	526
Florida Power Corp.	5.650%	6/15/18	75	86
Florida Power Corp.	6.350%	9/15/37	225	261
Florida Power Corp.	6.400%	6/15/38	650	755
Georgia Power Co.	3.000%	4/15/16	75	77
Georgia Power Co.	5.400%	6/1/40	300	303
Great Plains Energy Inc.	2.750%	8/15/13	100	102
Iberdrola International BV	6.750%	6/15/12	75	79
Iberdrola International BV	6.750%	7/15/36	75	78
Indiana Michigan Power Co.	6.050%	3/15/37	200	210
4 Integrys Energy Group Inc.	6.110%	12/1/66	150	148
Interstate Power & Light Co.	6.250%	7/15/39	50	56
Jersey Central Power &
Light Co.	5.625%	5/1/16	125	140
Jersey Central Power &
Light Co.	5.650%	6/1/17	475	532
Kansas City Power &
Light Co.	6.050%	11/15/35	50	51
6 Kentucky Utilities Co.	1.625%	11/1/15	25	24
6 Kentucky Utilities Co.	3.250%	11/1/20	50	48
6 Kentucky Utilities Co.	5.125%	11/1/40	125	123
6 LG&E and KU Energy LLC	2.125%	11/15/15	75	73
6 LG&E and KU Energy LLC	3.750%	11/15/20	100	94
6 Louisville Gas & Electric Co.	1.625%	11/15/15	125	122
6 Louisville Gas & Electric Co.	5.125%	11/15/40	125	123
MidAmerican Energy Co.	5.650%	7/15/12	200	210
MidAmerican Energy Co.	5.125%	1/15/13	150	159
MidAmerican Energy Co.	5.950%	7/15/17	75	87
MidAmerican Energy Co.	5.300%	3/15/18	50	55
MidAmerican Energy Co.	6.750%	12/30/31	125	144
MidAmerican Energy Co.	5.750%	11/1/35	250	265
Midamerican Energy
Holdings Co.	5.750%	4/1/18	125	141
Midamerican Energy
Holdings Co.	5.950%	5/15/37	125	131
Midamerican Energy
Holdings Co.	6.500%	9/15/37	50	56
National Rural Utilities
Cooperative Finance Corp.	2.625%	9/16/12	450	460
National Rural Utilities
Cooperative Finance Corp.	5.500%	7/1/13	100	109
National Rural Utilities
Cooperative Finance Corp.	4.750%	3/1/14	175	190
National Rural Utilities
Cooperative Finance Corp.	5.450%	4/10/17	250	283
National Rural Utilities
Cooperative Finance Corp.	5.450%	2/1/18	200	223
National Rural Utilities
Cooperative Finance Corp.	8.000%	3/1/32	175	228
Nevada Power Co.	7.125%	3/15/19	550	659
NextEra Energy Capital
Holdings Inc.	5.350%	6/15/13	125	134
NextEra Energy Capital
Holdings Inc.	2.550%	11/15/13	725	742
4 NextEra Energy Capital
Holdings Inc.	6.350%	10/1/66	75	75
4 NextEra Energy Capital
Holdings Inc.	6.650%	6/15/67	75	75
Northern States Power Co.	1.950%	8/15/15	25	25
Northern States Power Co.	6.250%	6/1/36	50	58
Northern States Power Co.	6.200%	7/1/37	50	57
Northern States Power Co.	5.350%	11/1/39	75	77
Northern States
Power Co./MN	5.250%	3/1/18	150	167
NSTAR	4.500%	11/15/19	25	26
NSTAR Electric Co.	4.875%	4/15/14	50	55
NSTAR Electric Co.	5.625%	11/15/17	150	172
NSTAR Electric Co.	5.500%	3/15/40	75	78

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Oglethorpe Power Corp.	5.950%	11/1/39	50	53
Oglethorpe Power Corp.	5.375%	11/1/40	125	122
Ohio Edison Co.	6.400%	7/15/16	175	201
Ohio Power Co.	5.750%	9/1/13	200	218
Ohio Power Co.	6.000%	6/1/16	75	86
Oklahoma Gas & Electric Co.	5.850%	6/1/40	100	106
Oncor Electric
Delivery Co. LLC	6.375%	1/15/15	125	142
Oncor Electric
Delivery Co. LLC	7.250%	1/15/33	125	150
Oncor Electric
Delivery Co. LLC	7.500%	9/1/38	225	283
Pacific Gas & Electric Co.	4.800%	3/1/14	700	761
Pacific Gas & Electric Co.	5.625%	11/30/17	150	170
Pacific Gas & Electric Co.	8.250%	10/15/18	200	256
Pacific Gas & Electric Co.	6.050%	3/1/34	625	659
Pacific Gas & Electric Co.	5.400%	1/15/40	250	243
PacifiCorp	7.700%	11/15/31	600	767
PacifiCorp	5.250%	6/15/35	100	99
Peco Energy Co.	5.350%	3/1/18	50	56
Pennsylvania Electric Co.	6.050%	9/1/17	75	85
Pepco Holdings Inc.	2.700%	10/1/15	175	176
Potomac Electric Power Co.	6.500%	11/15/37	100	117
PPL Energy Supply LLC	6.300%	7/15/13	75	82
PPL Energy Supply LLC	6.200%	5/15/16	23	26
PPL Energy Supply LLC	6.500%	5/1/18	50	56
Progress Energy Inc.	6.050%	3/15/14	50	56
Progress Energy Inc.	7.000%	10/30/31	119	139
Progress Energy Inc.	6.000%	12/1/39	25	27
PSEG Power LLC	2.500%	4/15/13	75	76
PSEG Power LLC	5.000%	4/1/14	75	81
PSEG Power LLC	5.500%	12/1/15	75	83
PSEG Power LLC	8.625%	4/15/31	100	128
Public Service Co. of Colorado	7.875%	10/1/12	125	136
Public Service Co. of Colorado	5.125%	6/1/19	275	302
Public Service Co. of Colorado	3.200%	11/15/20	25	24
Public Service Co. of Colorado	6.250%	9/1/37	25	29
Public Service Co. of
Oklahoma	6.625%	11/15/37	200	222
Public Service Electric &
Gas Co.	2.700%	5/1/15	200	204
Public Service Electric &
Gas Co.	5.800%	5/1/37	75	81
Puget Sound Energy Inc.	5.483%	6/1/35	25	25
Puget Sound Energy Inc.	6.274%	3/15/37	125	138
Puget Sound Energy Inc.	5.757%	10/1/39	75	78
Puget Sound Energy Inc.	5.764%	7/15/40	100	104
Puget Sound Energy Inc.	5.638%	4/15/41	50	51
San Diego Gas & Electric Co.	5.350%	5/15/35	25	26
San Diego Gas & Electric Co.	4.500%	8/15/40	150	136
SCANA Corp.	4.750%	5/15/21	125	125
Sierra Pacific Power Co.	6.000%	5/15/16	100	114
Sierra Pacific Power Co.	6.750%	7/1/37	150	176
South Carolina Electric &
Gas Co.	6.500%	11/1/18	100	118
South Carolina Electric &
Gas Co.	6.050%	1/15/38	25	27
South Carolina Electric &
Gas Co.	5.450%	2/1/41	100	102
Southern California Edison Co.	5.000%	1/15/14	200	218
Southern California Edison Co.	4.650%	4/1/15	100	109
Southern California Edison Co.	5.000%	1/15/16	25	28
Southern California Edison Co.	3.875%	6/1/21	125	125
Southern California Edison Co.	6.650%	4/1/29	75	87
Southern California Edison Co.	6.000%	1/15/34	50	55
Southern California Edison Co.	5.750%	4/1/35	75	80
Southern California Edison Co.	5.350%	7/15/35	100	102
Southern California Edison Co.	5.625%	2/1/36	125	132
Southern California Edison Co.	5.950%	2/1/38	200	221
Southern California Edison Co.	4.500%	9/1/40	75	68
Southern Co.	4.150%	5/15/14	100	107

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Southern Co.	2.375%	9/15/15	150	150
Southern Power Co.	6.250%	7/15/12	100	105
Southern Power Co.	4.875%	7/15/15	200	219
Southwestern Electric
Power Co.	6.450%	1/15/19	100	114
Southwestern Electric
Power Co.	6.200%	3/15/40	50	51
Tampa Electric Co.	6.100%	5/15/18	100	115
Tampa Electric Co.	6.550%	5/15/36	100	116
TECO Finance Inc.	4.000%	3/15/16	50	52
TECO Finance Inc.	5.150%	3/15/20	50	53
Toledo Edison Co.	6.150%	5/15/37	100	105
TransAlta Corp.	6.650%	5/15/18	50	57
UIL Holdings Corp.	4.625%	10/1/20	75	73
Union Electric Co.	8.450%	3/15/39	150	210
United Utilities plc	5.375%	2/1/19	325	337
Virginia Electric and Power Co.	6.000%	1/15/36	125	139
Virginia Electric and Power Co.	6.000%	5/15/37	100	112
Virginia Electric and Power Co.	6.350%	11/30/37	50	57
Virginia Electric and Power Co.	8.875%	11/15/38	25	37
Wisconsin Electric Power Co.	4.250%	12/15/19	50	52
Wisconsin Electric Power Co.	5.700%	12/1/36	300	317
4 Wisconsin Energy Corp.	6.250%	5/15/67	425	427
Wisconsin Power & Light Co.	5.000%	7/15/19	50	54
Wisconsin Power & Light Co.	6.375%	8/15/37	100	116
Xcel Energy Inc.	5.613%	4/1/17	78	87
Xcel Energy Inc.	4.700%	5/15/20	100	104
Xcel Energy Inc.	6.500%	7/1/36	100	114

Natural Gas (0.7%)
Atmos Energy Corp.	4.950%	10/15/14	50	55
Atmos Energy Corp.	8.500%	3/15/19	75	95
Atmos Energy Corp.	5.500%	6/15/41	150	148
Boardwalk Pipelines LP	5.500%	2/1/17	100	110
British Transco Finance Inc.	6.625%	6/1/18	50	58
CenterPoint Energy
Resources Corp.	6.150%	5/1/16	75	86
6 CenterPoint Energy
Resources Corp.	4.500%	1/15/21	50	50
6 CenterPoint Energy
Resources Corp.	5.850%	1/15/41	50	51
DCP Midstream Operating LP	3.250%	10/1/15	100	101
El Paso Natural Gas Co.	5.950%	4/15/17	525	594
Enbridge Energy Partners LP	6.500%	4/15/18	75	86
Enbridge Energy Partners LP	9.875%	3/1/19	125	165
Enbridge Energy Partners LP	7.500%	4/15/38	150	179
Energy Transfer Partners LP	5.650%	8/1/12	100	104
Energy Transfer Partners LP	6.000%	7/1/13	400	433
Energy Transfer Partners LP	8.500%	4/15/14	125	146
Energy Transfer Partners LP	5.950%	2/1/15	75	83
Energy Transfer Partners LP	6.125%	2/15/17	50	56
Energy Transfer Partners LP	9.000%	4/15/19	250	310
Energy Transfer Partners LP	6.625%	10/15/36	150	155
7 Enron Corp.	9.125%	4/1/03	500	—
7 Enron Corp.	7.125%	5/15/07	150	—
7 Enron Corp.	6.875%	10/15/07	500	—
Enterprise Products
Operating LLC	4.600%	8/1/12	125	130
Enterprise Products
Operating LLC	5.650%	4/1/13	250	268
Enterprise Products
Operating LLC	5.900%	4/15/13	50	54
Enterprise Products
Operating LLC	9.750%	1/31/14	240	287
Enterprise Products
Operating LLC	5.600%	10/15/14	275	305
Enterprise Products
Operating LLC	6.300%	9/15/17	150	171
Enterprise Products
Operating LLC	6.650%	4/15/18	50	58

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Enterprise Products
Operating LLC	6.500%	1/31/19	50	57
Enterprise Products
Operating LLC	6.875%	3/1/33	175	194
Enterprise Products
Operating LLC	7.550%	4/15/38	75	90
Enterprise Products
Operating LLC	5.950%	2/1/41	650	644
EQT Corp.	6.500%	4/1/18	350	392
7 HNG Internorth	9.625%	3/15/06	500	—
KeySpan Corp.	8.000%	11/15/30	75	93
Kinder Morgan Energy
Partners LP	5.850%	9/15/12	125	132
Kinder Morgan Energy
Partners LP	5.000%	12/15/13	300	325
Kinder Morgan Energy
Partners LP	5.625%	2/15/15	325	363
Kinder Morgan Energy
Partners LP	5.950%	2/15/18	50	56
Kinder Morgan Energy
Partners LP	6.850%	2/15/20	325	375
Kinder Morgan Energy
Partners LP	7.300%	8/15/33	250	283
Kinder Morgan Energy
Partners LP	5.800%	3/15/35	50	48
Kinder Morgan Energy
Partners LP	6.950%	1/15/38	100	108
Kinder Morgan Energy
Partners LP	6.500%	9/1/39	75	78
Magellan Midstream
Partners LP	5.650%	10/15/16	75	85
Magellan Midstream
Partners LP	6.550%	7/15/19	75	87
National Grid plc	6.300%	8/1/16	325	374
Nisource Finance Corp.	5.400%	7/15/14	400	440
Nisource Finance Corp.	5.250%	9/15/17	150	163
Nisource Finance Corp.	6.125%	3/1/22	75	83
Nisource Finance Corp.	6.250%	12/15/40	25	26
Nisource Finance Corp.	5.950%	6/15/41	125	123
NuStar Logistics LP	7.650%	4/15/18	125	150
Oneok Inc.	5.200%	6/15/15	75	82
Oneok Inc.	6.000%	6/15/35	125	124
ONEOK Partners LP	3.250%	2/1/16	50	51
ONEOK Partners LP	6.150%	10/1/16	150	172
ONEOK Partners LP	8.625%	3/1/19	225	286
ONEOK Partners LP	6.850%	10/15/37	150	167
ONEOK Partners LP	6.125%	2/1/41	175	179
Panhandle Eastern
Pipeline Co. LP	6.200%	11/1/17	250	286
Plains All American Pipeline
LP/PAA Finance Corp.	6.500%	5/1/18	25	28
Plains All American Pipeline
LP/PAA Finance Corp.	8.750%	5/1/19	75	94
Plains All American Pipeline
LP/PAA Finance Corp.	5.000%	2/1/21	300	305
Questar Corp.	2.750%	2/1/16	25	25
Sempra Energy	6.000%	10/15/39	300	315
6 Southern Natural Gas Co.	5.900%	4/1/17	200	227
Southern Union Co.	7.600%	2/1/24	250	286
Spectra Energy Capital LLC	5.500%	3/1/14	125	136
Spectra Energy Capital LLC	6.750%	2/15/32	50	54
Texas Gas Transmission LLC	4.600%	6/1/15	100	107
TransCanada PipeLines Ltd.	6.500%	8/15/18	150	176
TransCanada PipeLines Ltd.	3.800%	10/1/20	175	173
TransCanada PipeLines Ltd.	5.600%	3/31/34	150	154
TransCanada PipeLines Ltd.	5.850%	3/15/36	300	313
TransCanada PipeLines Ltd.	6.200%	10/15/37	625	670
4 TransCanada PipeLines Ltd.	6.350%	5/15/67	275	274
Williams Partners LP	3.800%	2/15/15	75	79
Williams Partners LP	5.250%	3/15/20	475	500

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Williams Partners LP	4.125%	11/15/20	425	409
Williams Partners LP	6.300%	4/15/40	100	103

Other Utility (0.0%)
Veolia Environnement SA	6.000%	6/1/18	400	451
				48,615
Total Corporate Bonds (Cost $405,682)				432,125
Sovereign Bonds (U.S. Dollar-Denominated) (4.6%)
African Development Bank	1.000%	11/23/11	150	150
African Development Bank	1.750%	10/1/12	100	101
African Development Bank	1.625%	2/11/13	150	153
African Development Bank	3.000%	5/27/14	450	477
Asian Development Bank	4.500%	9/4/12	125	130
Asian Development Bank	1.625%	7/15/13	425	434
Asian Development Bank	3.625%	9/5/13	350	371
Asian Development Bank	2.750%	5/21/14	750	788
Asian Development Bank	0.875%	6/10/14	100	100
Asian Development Bank	4.250%	10/20/14	275	303
Asian Development Bank	2.625%	2/9/15	275	288
Asian Development Bank	2.500%	3/15/16	325	336
Asian Development Bank	5.593%	7/16/18	275	320
Brazilian Government
International Bond	10.250%	6/17/13	50	59
Brazilian Government
International Bond	7.875%	3/7/15	175	211
Brazilian Government
International Bond	6.000%	1/17/17	625	729
4 Brazilian Government
International Bond	8.000%	1/15/18	700	840
Brazilian Government
International Bond	5.875%	1/15/19	1,400	1,616
Brazilian Government
International Bond	8.875%	10/14/19	300	411
Brazilian Government
International Bond	4.875%	1/22/21	175	185
Brazilian Government
International Bond	8.875%	4/15/24	125	178
Brazilian Government
International Bond	8.750%	2/4/25	300	424
Brazilian Government
International Bond	10.125%	5/15/27	325	507
Brazilian Government
International Bond	8.250%	1/20/34	400	548
Brazilian Government
International Bond	7.125%	1/20/37	325	399
Brazilian Government
International Bond	11.000%	8/17/40	200	272
Brazilian Government
International Bond	5.625%	1/7/41	450	460
Chile Government
International Bond	5.500%	1/15/13	175	186
Chile Government
International Bond	3.875%	8/5/20	200	201
China Development
Bank Corp.	4.750%	10/8/14	100	106
China Development
Bank Corp.	5.000%	10/15/15	100	109
China Government
International Bond	4.750%	10/29/13	50	54
Colombia Government
International Bond	10.750%	1/15/13	50	57
Colombia Government
International Bond	8.250%	12/22/14	100	121
Colombia Government
International Bond	7.375%	1/27/17	200	245
Colombia Government
International Bond	7.375%	3/18/19	400	497
Colombia Government
International Bond	8.125%	5/21/24	250	329

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Colombia Government
International Bond	7.375%	9/18/37	100	126
Colombia Government
International Bond	6.125%	1/18/41	100	108
Corp Andina de Fomento	3.750%	1/15/16	125	127
Corp Andina de Fomento	8.125%	6/4/19	400	486
Corp. Andina de Fomento	5.200%	5/21/13	75	80
Corp. Andina de Fomento	5.125%	5/5/15	50	54
Corp. Andina de Fomento	5.750%	1/12/17	275	302
Council Of Europe
Development Bank	2.750%	2/10/15	150	156
Council Of Europe
Development Bank	2.625%	2/16/16	150	155
8 Development Bank of Japan	4.250%	6/9/15	250	273
Eksportfinans ASA	3.000%	11/17/14	100	105
Eksportfinans ASA	2.000%	9/15/15	450	451
Eksportfinans ASA	5.500%	5/25/16	350	399
Eksportfinans ASA	5.500%	6/26/17	125	144
European Bank for
Reconstruction &
Development	2.750%	4/20/15	525	550
European Bank for
Reconstruction &
Development	1.625%	9/3/15	125	125
European Bank for
Reconstruction &
Development	2.500%	3/15/16	175	180
European Investment Bank	1.750%	9/14/12	300	305
European Investment Bank	1.625%	3/15/13	200	203
European Investment Bank	2.875%	3/15/13	225	233
European Investment Bank	3.250%	5/15/13	300	313
European Investment Bank	1.875%	6/17/13	175	179
European Investment Bank	4.250%	7/15/13	1,175	1,259
European Investment Bank	1.250%	9/17/13	625	632
European Investment Bank	1.250%	2/14/14	475	478
European Investment Bank	2.375%	3/14/14	700	724
European Investment Bank	1.500%	5/15/14	325	329
European Investment Bank	4.625%	5/15/14	175	193
European Investment Bank	3.125%	6/4/14	1,975	2,092
European Investment Bank	2.875%	1/15/15	200	210
European Investment Bank	2.750%	3/23/15	450	471
European Investment Bank	1.625%	9/1/15	650	650
European Investment Bank	1.375%	10/20/15	475	468
European Investment Bank	4.875%	2/16/16	650	733
European Investment Bank	2.500%	5/16/16	725	744
European Investment Bank	2.125%	7/15/16	500	504
European Investment Bank	5.125%	9/13/16	1,250	1,432
European Investment Bank	4.875%	1/17/17	150	169
European Investment Bank	5.125%	5/30/17	675	775
European Investment Bank	2.875%	9/15/20	100	96
European Investment Bank	4.000%	2/16/21	25	26
Export Development Canada	1.750%	9/24/12	475	483
Export Development Canada	3.500%	5/16/13	275	288
Export Development Canada	3.125%	4/24/14	150	159
Export Development Canada	2.250%	5/28/15	75	77
Export-Import Bank of Korea	5.500%	10/17/12	325	341
Export-Import Bank of Korea	8.125%	1/21/14	1,025	1,165
Export-Import Bank of Korea	5.875%	1/14/15	150	165
Hungary Government
International Bond	4.750%	2/3/15	250	256
Hungary Government
International Bond	6.250%	1/29/20	350	369
Hydro Quebec	8.000%	2/1/13	500	553
Hydro Quebec	8.400%	1/15/22	275	377
Hydro Quebec	8.050%	7/7/24	200	275
Inter-American
Development Bank	3.000%	4/22/14	625	661
Inter-American
Development Bank	2.250%	7/15/15	200	205
Inter-American
Development Bank	2.375%	8/15/17	100	100

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Inter-American
Development Bank	4.250%	9/10/18	1,050	1,151
Inter-American
Development Bank	3.875%	9/17/19	1,550	1,636
Inter-American
Development Bank	3.875%	2/14/20	50	53
Inter-American
Development Bank	7.000%	6/15/25	100	128
International Bank for
Reconstruction &
Development	0.800%	7/13/12	400	402
International Bank for
Reconstruction &
Development	1.750%	7/15/13	375	382
International Bank for
Reconstruction &
Development	3.500%	10/8/13	200	212
International Bank for
Reconstruction &
Development	1.125%	8/25/14	500	503
International Bank for
Reconstruction &
Development	2.375%	5/26/15	1,050	1,088
International Bank for
Reconstruction &
Development	2.125%	3/15/16	650	664
International Bank for
Reconstruction &
Development	5.000%	4/1/16	400	455
International Bank for
Reconstruction &
Development	4.750%	2/15/35	600	618
International Finance Corp.	3.500%	5/15/13	175	184
International Finance Corp.	3.000%	4/22/14	775	815
International Finance Corp.	2.750%	4/20/15	175	184
International Finance Corp.	2.250%	4/11/16	200	204
International Finance Corp.	2.125%	11/17/17	300	295
Israel Government
International Bond	4.625%	6/15/13	75	79
Israel Government
International Bond	5.500%	11/9/16	175	194
Israel Government
International Bond	5.125%	3/26/19	550	576
Japan Bank for International
Cooperation/Japan	4.250%	6/18/13	625	666
8 Japan Finance Corp.	1.500%	7/6/12	400	403
8 Japan Finance Corp.	2.125%	11/5/12	250	254
8 Japan Finance Corp.	2.875%	2/2/15	325	339
8 Japan Finance Corp.	1.875%	9/24/15	25	25
8 Japan Finance Corp.	2.500%	1/21/16	200	202
8 Japan Finance Corp.	2.500%	5/18/16	100	101
8 Japan Finance Organization
for Municipalities	4.625%	4/21/15	100	110
Japan Finance Organization
for Municipalities	5.000%	5/16/17	100	113
Japan Finance Organization
for Municipalities	4.000%	1/13/21	300	304
Korea Development Bank	5.300%	1/17/13	125	132
Korea Development Bank	5.750%	9/10/13	250	270
Korea Development Bank	8.000%	1/23/14	250	285
Korea Development Bank	4.375%	8/10/15	750	786
Korea Electric Power Corp.	7.750%	4/1/13	175	192
Korea Finance Corp.	3.250%	9/20/16	250	246
9 Kreditanstalt fuer
Wiederaufbau	1.875%	1/14/13	550	560
9 Kreditanstalt fuer
Wiederaufbau	3.250%	3/15/13	1,675	1,747
9 Kreditanstalt fuer
Wiederaufbau	3.500%	5/16/13	200	210
9 Kreditanstalt fuer
Wiederaufbau	1.375%	7/15/13	600	608

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
9	Kreditanstalt fuer
	Wiederaufbau	4.000%	10/15/13	1,225	1,311
9	Kreditanstalt fuer
	Wiederaufbau	1.375%	1/13/14	550	556
9	Kreditanstalt fuer
	Wiederaufbau	3.500%	3/10/14	625	666
9	Kreditanstalt fuer
	Wiederaufbau	1.500%	4/4/14	50	51
9	Kreditanstalt fuer
	Wiederaufbau	4.125%	10/15/14	575	629
9	Kreditanstalt fuer
	Wiederaufbau	2.750%	10/21/14	225	236
9	Kreditanstalt fuer
	Wiederaufbau	2.625%	3/3/15	775	810
9	Kreditanstalt fuer
	Wiederaufbau	1.250%	10/26/15	200	196
9	Kreditanstalt fuer
	Wiederaufbau	5.125%	3/14/16	1,450	1,659
9	Kreditanstalt fuer
	Wiederaufbau	2.000%	6/1/16	825	827
9	Kreditanstalt fuer
	Wiederaufbau	4.375%	3/15/18	250	275
9	Kreditanstalt fuer
	Wiederaufbau	4.875%	6/17/19	1,350	1,530
9	Kreditanstalt fuer
	Wiederaufbau	4.000%	1/27/20	50	53
9	Kreditanstalt fuer
	Wiederaufbau	2.750%	9/8/20	150	144
9	Landwirtschaftliche
	Rentenbank	5.250%	7/2/12	600	628
	Landwirtschaftliche
	Rentenbank	1.875%	9/24/12	625	633
	Landwirtschaftliche
	Rentenbank	3.250%	3/15/13	150	156
	Landwirtschaftliche
	Rentenbank	4.125%	7/15/13	175	187
9	Landwirtschaftliche
	Rentenbank	3.125%	7/15/15	375	394
	Landwirtschaftliche
	Rentenbank	4.875%	11/16/15	275	308
9	Landwirtschaftliche
	Rentenbank	2.125%	7/15/16	100	100
	Mexico Government
	International Bond	6.375%	1/16/13	474	511
	Mexico Government
	International Bond	5.875%	2/17/14	250	277
	Mexico Government
	International Bond	6.625%	3/3/15	510	592
	Mexico Government
	International Bond	11.375%	9/15/16	100	142
	Mexico Government
	International Bond	5.625%	1/15/17	325	368
	Mexico Government
	International Bond	5.950%	3/19/19	500	573
	Mexico Government
	International Bond	5.125%	1/15/20	200	215
	Mexico Government
	International Bond	8.300%	8/15/31	250	343
	Mexico Government
	International Bond	6.750%	9/27/34	1,408	1,629
	Mexico Government
	International Bond	6.050%	1/11/40	775	822
	Mexico Government
	International Bond	5.750%	10/12/10	50	46
	Nordic Investment Bank	1.625%	1/28/13	250	254
	Nordic Investment Bank	2.625%	10/6/14	225	235
	Nordic Investment Bank	2.500%	7/15/15	225	232
	Nordic Investment Bank	2.250%	3/15/16	300	304
	North American
	Development Bank	4.375%	2/11/20	100	104
10	Oesterreichische
	Kontrollbank AG	1.750%	3/11/13	400	407

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
10	Oesterreichische
	Kontrollbank AG	1.750%	10/5/15	500	500
10	Oesterreichische
	Kontrollbank AG	5.000%	4/25/17	600	680
	Panama Government
	International Bond	7.250%	3/15/15	200	235
	Panama Government
	International Bond	5.200%	1/30/20	100	109
	Panama Government
	International Bond	7.125%	1/29/26	600	738
4	Panama Government
	International Bond	6.700%	1/26/36	500	584
	Pemex Project Funding
	Master Trust	5.750%	3/1/18	600	656
	Pemex Project Funding
	Master Trust	6.625%	6/15/35	625	648
	Pemex Project Funding
	Master Trust	6.625%	6/15/38	150	157
	Peruvian Government
	International Bond	7.125%	3/30/19	350	420
	Peruvian Government
	International Bond	7.350%	7/21/25	400	487
	Peruvian Government
	International Bond	8.750%	11/21/33	142	192
4	Peruvian Government
	International Bond	6.550%	3/14/37	525	583
	Petrobras International
	Finance Co.–Pifco	7.750%	9/15/14	75	86
	Petrobras International
	Finance Co.–Pifco	3.875%	1/27/16	100	102
	Petrobras International
	Finance Co.–Pifco	6.125%	10/6/16	350	389
	Petrobras International
	Finance Co.–Pifco	5.875%	3/1/18	675	723
	Petrobras International
	Finance Co.–Pifco	8.375%	12/10/18	300	368
	Petrobras International
	Finance Co.–Pifco	7.875%	3/15/19	850	1,020
	Petrobras International
	Finance Co.–Pifco	5.750%	1/20/20	75	80
	Petrobras International
	Finance Co.–Pifco	5.375%	1/27/21	125	128
	Petrobras International
	Finance Co.–Pifco	6.875%	1/20/40	150	160
	Petrobras International
	Finance Co.–Pifco	6.750%	1/27/41	75	80
	Petroleos Mexicanos	4.875%	3/15/15	175	189
	Petroleos Mexicanos	8.000%	5/3/19	200	247
	Petroleos Mexicanos	6.000%	3/5/20	400	437
	Petroleos Mexicanos	5.500%	1/21/21	150	157
6	Petroleos Mexicanos	6.500%	6/2/41	100	102
	Poland Government
	International Bond	6.250%	7/3/12	250	263
	Poland Government
	International Bond	5.250%	1/15/14	200	216
	Poland Government
	International Bond	3.875%	7/16/15	400	414
	Poland Government
	International Bond	6.375%	7/15/19	850	969
	Province of British Columbia	2.850%	6/15/15	400	420
	Province of British Columbia	2.100%	5/18/16	500	504
	Province of Manitoba	2.125%	4/22/13	200	205
	Province of Manitoba	1.375%	4/28/14	200	202
	Province of Manitoba	2.625%	7/15/15	250	259
	Province of New Brunswick
	Canada	2.750%	6/15/18	350	344
	Province of Nova Scotia	2.375%	7/21/15	200	205
	Province of Ontario	1.875%	11/19/12	1,025	1,044
	Province of Ontario	1.375%	1/27/14	375	378
	Province of Ontario	4.100%	6/16/14	675	732
	Province of Ontario	2.950%	2/5/15	100	105
	Province of Ontario	2.700%	6/16/15	575	596

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Province of Ontario	1.875%	9/15/15	200	201
Province of Ontario	4.750%	1/19/16	100	111
Province of Ontario	5.450%	4/27/16	500	576
Province of Ontario	3.150%	12/15/17	225	231
Province of Ontario	4.000%	10/7/19	575	599
Province of Ontario	4.400%	4/14/20	500	533
Quebec	5.125%	11/14/16	325	372
Quebec	4.625%	5/14/18	575	635
Quebec	3.500%	7/29/20	350	347
Quebec	7.500%	9/15/29	325	436
Region of Lombardy Italy	5.804%	10/25/32	200	196
Republic of Italy	2.125%	10/5/12	1,300	1,313
Republic of Italy	2.125%	9/16/13	500	506
Republic of Italy	3.125%	1/26/15	425	434
Republic of Italy	4.750%	1/25/16	500	535
Republic of Italy	5.250%	9/20/16	1,050	1,147
Republic of Italy	5.375%	6/15/33	175	177
Republic of Korea	4.250%	6/1/13	350	368
Republic of Korea	5.750%	4/16/14	325	357
Republic of Korea	7.125%	4/16/19	225	270
Republic of Korea	5.625%	11/3/25	100	107
South Africa Government
International Bond	6.875%	5/27/19	250	299
South Africa Government
International Bond	5.500%	3/9/20	300	328
South Africa Government
International Bond	6.250%	3/8/41	300	324
Svensk Exportkredit AB	3.250%	9/16/14	200	211
Svensk Exportkredit AB	5.125%	3/1/17	350	396
Total Sovereign Bonds (Cost $94,053)				99,109
Taxable Municipal Bonds (0.9%)
American Municipal Power
Ohio Inc. Revenue (Prairie
State Energy Campus Project)	5.939%	2/15/47	150	145
American Municipal Power
Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.270%	2/15/50	50	50
American Municipal Power
Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.499%	2/15/50	50	56
American Municipal Power
Ohio Inc. Revenue (Prairie
State Energy Campus Project)	8.084%	2/15/50	125	156
Bay Area Toll Authority
California Toll Bridge Revenue
(San Francisco Bay Area)	6.793%	4/1/30	50	54
Bay Area Toll Authority
California Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	100	109
Bay Area Toll Authority
California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	150	162
Bay Area Toll Authority
California Toll Bridge Revenue
(San Francisco Bay Area)	6.907%	10/1/50	250	269
Board of Regents of the
University of Texas System
Revenue Financing System
Revenue	5.262%	7/1/39	50	51
Board of Regents of the
University of Texas System
Revenue Financing System
Revenue	6.276%	8/15/41	25	26
Board of Regents of the
University of Texas System
Revenue Financing System
Revenue	5.134%	8/15/42	100	100
Board of Regents of the
University of Texas System
Revenue Financing System
Revenue	4.794%	8/15/46	75	71

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
California Educational
Facilities Authority Revenue
(Stanford University)	3.625%	5/1/14	200	213
California Educational
Facilities Authority Revenue
(Stanford University)	4.250%	5/1/16	100	110
California GO	5.250%	4/1/14	100	108
California GO	3.950%	11/1/15	150	154
California GO	5.750%	3/1/17	100	110
California GO	6.200%	10/1/19	275	301
California GO	5.700%	11/1/21	250	262
California GO	7.500%	4/1/34	600	684
California GO	5.650%	4/1/39	100	107
California GO	7.300%	10/1/39	75	84
California GO	7.350%	11/1/39	575	647
California GO	7.625%	3/1/40	250	289
California GO	7.600%	11/1/40	200	231
Central Puget Sound WA
Regional Transit Authority
Sales & Use Tax Revenue	5.491%	11/1/39	50	52
Chicago IL Board of
Education GO	6.319%	11/1/29	50	51
Chicago IL Board of
Education GO	6.138%	12/1/39	50	50
Chicago IL GO	7.781%	1/1/35	50	57
Chicago IL Metropolitan Water
Reclamation District GO	5.720%	12/1/38	300	311
Chicago IL O’Hare International
Airport Revenue	6.395%	1/1/40	50	52
Chicago IL Transit Authority
Sales Tax Receipts Revenue	6.200%	12/1/40	150	151
Chicago IL Transit Authority
Transfer Tax Receipts
Revenue	6.899%	12/1/40	125	133
Chicago IL Wastewater
Transmission Revenue	6.900%	1/1/40	50	55
Chicago IL Water Revenue	6.742%	11/1/40	75	81
Clark County NV
Airport Revenue	6.881%	7/1/42	100	103
Commonwealth Financing
Authority Pennsylvania
Revenue	6.218%	6/1/39	150	152
Connecticut GO	5.090%	10/1/30	175	172
Connecticut GO	5.850%	3/15/32	200	213
Connecticut Special Tax
Revenue (Transportation
Infrastructure)	5.459%	11/1/30	50	50
Cook County IL GO	6.229%	11/15/34	50	52
Curators of the University of
Missouri System Facilities
Revenue	5.792%	11/1/41	50	54
Dallas TX Area Rapid
Transit Revenue	4.922%	12/1/41	50	47
Dallas TX Area Rapid
Transit Revenue	5.999%	12/1/44	100	110
Dallas TX Area Rapid
Transit Revenue	5.022%	12/1/48	50	47
Dallas TX Independent
School District GO	6.450%	2/15/35	100	109
Denver CO City & County
School District No. 1 GO	5.664%	12/1/33	50	52
Denver CO Public Schools
Revenue (City & County of
Denver School District No. 1)
COP	7.017%	12/15/37	50	55
District of Columbia Income
Tax Revenue	5.591%	12/1/34	50	52
District of Columbia Income
Tax Revenue	5.582%	12/1/35	50	53
Georgia GO	4.503%	11/1/25	150	154

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Georgia Municipal Electric
	Power Authority Revenue	6.637%	4/1/57	200	196
	Georgia Municipal Electric
	Power Authority Revenue	6.655%	4/1/57	150	142
	Georgia Municipal Electric
	Power Authority Revenue	7.055%	4/1/57	75	71
	Illinois GO	2.766%	1/1/12	150	151
	Illinois GO	4.071%	1/1/14	150	155
	Illinois GO	4.511%	3/1/15	75	77
	Illinois GO	5.365%	3/1/17	175	181
	Illinois GO	4.950%	6/1/23	550	514
	Illinois GO	5.100%	6/1/33	1,100	938
	Illinois GO	6.725%	4/1/35	200	205
	Illinois Toll Highway Authority
	Revenue	5.851%	12/1/34	50	49
	Indianapolis IN Local Public
	Improvement Revenue	6.116%	1/15/40	250	266
11	Kansas Development Finance
	Authority Revenue (Public
	Employees
	Retirement System)	5.501%	5/1/34	175	174
	Las Vegas Valley Water
	District Nevada GO	7.013%	6/1/39	50	58
	Los Angeles CA Community
	College District GO	6.600%	8/1/42	150	167
	Los Angeles CA Department
	of Water & Power Revenue	5.716%	7/1/39	75	75
	Los Angeles CA Department
	of Water & Power Revenue	6.008%	7/1/39	150	152
	Los Angeles CA Department
	of Water & Power Revenue	6.166%	7/1/40	25	25
	Los Angeles CA Department
	of Water & Power Revenue	6.574%	7/1/45	100	112
	Los Angeles CA Unified
	School District GO	5.755%	7/1/29	500	507
	Los Angeles CA Unified
	School District GO	5.750%	7/1/34	125	126
	Los Angeles CA Unified
	School District GO	6.758%	7/1/34	50	56
	Los Angeles County CA
	Metropolitan Transportation
	Authority Sales Tax Revenue	5.735%	6/1/39	75	76
	Los Angeles County CA Public
	Works Financing Authority
	Lease Revenue	7.488%	8/1/33	100	107
	Los Angeles County CA Public
	Works Financing Authority
	Lease Revenue	7.618%	8/1/40	50	54
	Loudoun County VA Industrial
	Development Authority
	Revenue (Howard Hughes
	Medical Institute)	3.450%	9/1/14	100	106
	Maryland Health & Higher
	Educational Facilities
	Authority Revenue
	(Johns Hopkins University)	5.250%	7/1/19	200	222
	Maryland Transportation
	Authority Facilities
	Projects Revenue	5.888%	7/1/43	50	53
	Massachusetts GO	4.200%	12/1/21	125	129
	Massachusetts GO	5.456%	12/1/39	150	154
	Massachusetts School
	Building Authority Dedicated
	Sales Tax Revenue	5.715%	8/15/39	75	80
	Massachusetts Transportation
	Fund Revenue	5.731%	6/1/40	50	54
	Massachusetts Water
	Pollution Abatement Trust	5.192%	8/1/40	75	75
	Metropolitan Government of
	Nashville & Davidson
	County TN GO	5.707%	7/1/34	50	51

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Metropolitan New York
	Transportation Authority
	Revenue (Dedicated
	Tax Fund)	7.336%	11/15/39	250	303
	Metropolitan New York
	Transportation Authority
	Revenue (Transit Revenue)	5.871%	11/15/39	50	49
	Metropolitan New York
	Transportation Authority
	Revenue (Transit Revenue)	6.648%	11/15/39	100	106
	Metropolitan Washington
	DC/VA Airports Authority
	Dulles Toll Road Revenue	7.462%	10/1/46	50	50
	Metropolitan Water District
	of Southern California
	Water Revenue	6.947%	7/1/40	50	54
	Mississippi GO	5.245%	11/1/34	50	50
	Missouri Highways &
	Transportation Commission
	Road Revenue	5.445%	5/1/33	50	51
12	New Jersey Economic
	Development Authority
	Revenue (State Pension
	Funding)	7.425%	2/15/29	225	251
	New Jersey Transportation
	Trust Fund Authority
	Transportation
	System Revenue	6.561%	12/15/40	500	540
13	New Jersey Turnpike
	Authority Revenue	4.252%	1/1/16	5	5
13	New Jersey Turnpike
	Authority Revenue	4.252%	1/1/16	70	74
	New Jersey Turnpike
	Authority Revenue	7.414%	1/1/40	300	365
	New York City NY GO	6.246%	6/1/35	25	26
	New York City NY GO	5.968%	3/1/36	100	105
	New York City NY GO	5.985%	12/1/36	50	53
	New York City NY GO	5.517%	10/1/37	50	50
	New York City NY GO	6.271%	12/1/37	100	110
	New York City NY GO	5.846%	6/1/40	50	52
	New York City NY Municipal
	Water Finance Authority
	Water & Sewer
	System Revenue	5.750%	6/15/41	50	52
	New York City NY Municipal
	Water Finance Authority
	Water & Sewer
	System Revenue	5.952%	6/15/42	50	54
	New York City NY Municipal
	Water Finance Authority
	Water & Sewer
	System Revenue	6.011%	6/15/42	50	55
	New York City NY Municipal
	Water Finance Authority
	Water & Sewer
	System Revenue	5.440%	6/15/43	100	100
	New York City NY Municipal
	Water Finance Authority
	Water & Sewer
	System Revenue	5.882%	6/15/44	175	188
	New York City NY Transitional
	Finance Authority Building
	Aid Revenue	6.828%	7/15/40	150	164
	New York City NY Transitional
	Finance Authority Future
	Tax Revenue	5.767%	8/1/36	50	52
	New York City NY Transitional
	Finance Authority Future
	Tax Revenue	5.508%	8/1/37	100	102
	New York City NY Transitional
	Finance Authority Future
	Tax Revenue	5.572%	11/1/38	75	76

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	New York State Dormitory
	Authority Revenue
	(Personal Income Tax)	5.500%	3/15/30	125	135
	New York State Dormitory
	Authority Revenue
	(Personal Income Tax)	5.289%	3/15/33	100	99
	New York State Dormitory
	Authority Revenue
	(Personal Income Tax)	5.628%	3/15/39	100	102
	New York State Dormitory
	Authority Revenue
	(Personal Income Tax)	5.389%	3/15/40	75	75
	New York State Urban
	Development Corp. Revenue
	(Personal Income Tax)	5.770%	3/15/39	150	156
	New York State Urban
	Development Corp. Revenue
	(Personal Income Tax)	5.838%	3/15/40	50	51
	North Texas Tollway Authority
	System Revenue	6.718%	1/1/49	100	109
	Ohio State University General
	Receipts Revenue	4.910%	6/1/40	100	96
	Ohio Water Development
	Authority Water Pollution
	Control Loan Fund Revenue	4.879%	12/1/34	75	73
	Orange County CA Local
	Transportation Authority
	Sales Tax Revenue	6.908%	2/15/41	50	57
	Oregon Department
	Transportation Highway
	Usertax Revenue	5.834%	11/15/34	50	53
	Oregon GO	5.762%	6/1/23	50	56
	Oregon GO	5.892%	6/1/27	75	80
13	Oregon School Boards
	Association GO	4.759%	6/30/28	75	67
11	Oregon School Boards
	Association GO	5.528%	6/30/28	50	50
	Pennsylvania GO	4.650%	2/15/26	50	51
	Pennsylvania GO	5.350%	5/1/30	200	197
	Pennsylvania Public School
	Building Authority Lease
	Revenue (School District of
	Philadelphia)	5.000%	9/15/27	50	47
	Pennsylvania Turnpike
	Commission Revenue	5.511%	12/1/45	50	48
	Pennsylvania Turnpike
	Commission Revenue	5.561%	12/1/49	50	48
	Port Authority of New York &
	New Jersey Revenue	6.040%	12/1/29	75	82
	Port Authority of New York &
	New Jersey Revenue	5.647%	11/1/40	250	256
	Puerto Rico Government
	Development Bank GO	3.670%	5/1/14	100	101
	Puerto Rico Government
	Development Bank GO	4.704%	5/1/16	100	101
	Regional Transportation
	District of Colorado Sales
	Tax Revenue	5.844%	11/1/50	100	106
	Rutgers State University
	NJ Revenue	5.665%	5/1/40	50	52
	Salt River Project Arizona
	Agricultural Improvement &
	Power District Revenue	4.839%	1/1/41	50	46
	San Antonio TX Electric &
	Gas Systems Revenue	5.985%	2/1/39	125	138
	San Antonio TX Electric &
	Gas Systems Revenue	5.718%	2/1/41	50	50
	San Antonio TX Electric &
	Gas Systems Revenue	5.808%	2/1/41	125	133
	San Diego County CA Water
	Authority Revenue	6.138%	5/1/49	50	53

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	San Francisco CA City &
	County Public Utility
	Commission Water Revenue	6.000%	11/1/40	50	51
	Santa Clara Valley CA
	Transportation Authority
	Sales Tax Revenue	5.876%	4/1/32	200	208
	South Carolina Public Service
	Authority Revenue	6.454%	1/1/50	50	55
	Texas Transportation
	Commission Revenue	5.028%	4/1/26	50	54
	Texas Transportation
	Commission Revenue	5.178%	4/1/30	75	77
	Texas Transportation
	Commission Revenue	4.631%	4/1/33	150	142
	Texas Transportation
	Commission Revenue	4.681%	4/1/40	50	46
	University of California
	Regents Medical Center
	Revenue	6.548%	5/15/48	100	102
	University of California
	Regents Medical Center
	Revenue	6.583%	5/15/49	50	51
	University of California
	Revenue	6.270%	5/15/31	500	504
	University of California
	Revenue	5.946%	5/15/45	175	164
	University of Massachusetts
	Building Authority Revenue	5.450%	11/1/40	50	50
	Utah GO	4.554%	7/1/24	50	52
	Utah GO	3.539%	7/1/25	50	48
	Washington GO	5.090%	8/1/33	250	252
	Washington GO	5.140%	8/1/40	150	149
11	Wisconsin GO	4.800%	5/1/13	75	80
11	Wisconsin GO	5.700%	5/1/26	75	80
Total Taxable Municipal Bonds (Cost $19,923)					20,645

				Shares
Temporary Cash Investment (7.0%)
Money Market Fund (7.0%)
[14,15] Vanguard Market Liquidity
	Fund (Cost $152,430)	0.140%		152,430,085	152,430
Total Investments (106.3%) (Cost $2,220,867)					2,307,039

Market
Value•
($000)
Other Assets and Liabilities (–6.3%)
Other Assets	33,623
Liabilities[15]	(170,172)
(136,549)
Net Assets (100%)
Applicable to 183,422,386 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,170,490
Net Asset Value Per Share	$11.83

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value	2,307,039
Accrued Income Receivable	16,261
Receivables for Investment Securities Sold	15,398
Other Assets	1,964
Total Assets	2,340,662
Liabilities
Payables for Investment Securities Purchased	159,814
Other Liabilities[15]	10,358
Total Liabilities	170,172
Net Assets	2,170,490

At June 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	2,044,526
Undistributed Net Investment Income	30,701
Accumulated Net Realized Gains	9,091
Unrealized Appreciation (Depreciation)	86,172
Net Assets	2,170,490

• See Note A in Notes to Financial Statements.
‡ Includes securities purchased on a when-issued or delayed delivery basis for which the portfolio has not taken delivery as of June 30, 2011.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $147,000.
1 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 Guaranteed by the National Credit Union Administration.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Adjustable rate security.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the aggregate value of these securities was $10,447,000, representing 0.5% of net assets.
7 Non-income-producing security—security in default.
8 Guaranteed by the Government of Japan.
9 Guaranteed by the Federal Republic of Germany.
10 Guaranteed by the Republic of Austria.
11 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
12 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
13 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
14 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
15 Includes $151,000 of collateral received for securities on loan.
COP—Certificate of Participation.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2011
($000)
Investment Income
Income
Interest[1]	36,282
Security Lending	1
Total Income	36,283
Expenses
The Vanguard Group—Note B
Investment Advisory Services	159
Management and Administrative	1,702
Marketing and Distribution	263
Custodian Fees	54
Shareholders’ Reports	22
Trustees’ Fees and Expenses	1
Total Expenses	2,201
Net Investment Income	34,082
Realized Net Gain (Loss) on
Investment Securities Sold	10,199
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	7,177
Net Increase (Decrease) in Net Assets
Resulting from Operations	51,458

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	34,082	69,672
Realized Net Gain (Loss)	10,199	18,349
Change in Unrealized Appreciation (Depreciation)	7,177	36,101
Net Increase (Decrease) in Net Assets Resulting from Operations	51,458	124,122
Distributions
Net Investment Income	(69,813)	(67,765)
Realized Capital Gain[2]	(18,962)	(3,294)
Total Distributions	(88,775)	(71,059)
Capital Share Transactions
Issued	150,612	523,895
Issued in Lieu of Cash Distributions	88,775	71,059
Redeemed	(177,616)	(298,918)
Net Increase (Decrease) from Capital Share Transactions	61,771	296,036
Total Increase (Decrease)	24,454	349,099
Net Assets
Beginning of Period	2,146,036	1,796,937
End of Period[3]	2,170,490	2,146,036

1 Interest income from an affiliated company of the portfolio was $96,000.
2 Includes fiscal 2011 and 2010 short-term gain distributions totaling $8,619,000 and $1,569,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $30,701,000 and $66,432,000.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$12.06	$11.77	$11.62	$11.54	$11.23	$11.21
Investment Operations
Net Investment Income	.199	.404[1]	.477[1]	.543[1]	.560[1]	.540[1]
Net Realized and Unrealized Gain (Loss)
on Investments	.086	.339	.183	.037	.190	(.070)
Total from Investment Operations	.285	.743	.660	.580	.750	.470
Distributions
Dividends from Net Investment Income	(.405)	(.432)	(.510)	(.500)	(.440)	(.450)
Distributions from Realized Capital Gains	(.110)	(.021)	—	—	—	—
Total Distributions	(.515)	(.453)	(.510)	(.500)	(.440)	(.450)
Net Asset Value, End of Period	$11.83	$12.06	$11.77	$11.62	$11.54	$11.23

Total Return	2.46%	6.50%	5.94%	5.23%	6.89%	4.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,170	$2,146	$1,797	$1,501	$1,300	$1,021
Ratio of Total Expenses to
Average Net Assets	0.21%	0.21%	0.21%	0.16%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	3.25%	3.38%	4.14%	4.80%	5.04%	4.92%
Portfolio Turnover Rate	111%[2]	104%[2]	93%	57%	56%	64%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.
2 Includes 49% and 41% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Notes to Financial Statements

Vanguard Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed delivery arrangements. For TBA purchases, the portfolio maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

3. Mortgage Dollar Rolls: The portfolio has entered into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously purchases similar securities for future settlement at a lower price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, it is compensated by interest earned on the sale proceeds and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys securities from a dealer pursuant to a TBA transaction and simultaneously sells similar securities for future settlement. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by entering into mortgage dollar rolls with only highly rated counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

In April 2011, the Financial Accounting Standards Board adopted Accounting Standards Update (ASU) 2011–03, “Transfers and Servicing (Topic 860)—Reconsideration of Effective Control for Repurchase Agreements”. The ASU takes effect for periods beginning after December 15, 2011. Under the ASU, certain mortgage-dollar-roll transactions that previously would have been accounted for as purchases and sales may be accounted for as financing transactions. Treating these transactions as financing would have no impact on total return, but certain transactions that previously resulted in realized gains and losses would instead be reflected in net income and unrealized gains and losses. Management is currently assessing whether the ASU will affect the accounting for the portfolio’s mortgage-dollar-roll transactions.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2007–2010), and for the period ended June 30, 2011, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The portfolio has lent its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are

Vanguard Total Bond Market Index Portfolio

on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan. Effective in August 2011, the portfolio is no longer permitted to lend its securities.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2011, the portfolio had contributed capital of $337,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.13% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,537,884	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	64,846	—
Corporate Bonds	—	432,125	—
Sovereign Bonds	—	99,109	—
Taxable Municipal Bonds	—	20,645	—
Temporary Cash Investments	152,430	—	—
Total	152,430	2,154,609	—

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended June 30, 2011:

Investments in
Corporate Bonds
Amount Valued Based on Level 3 Inputs	($000)
Balance as of December 31, 2010	3
Change in Unrealized Appreciation (Depreciation)	(3)
Balance as of June 30, 2011	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2011, the cost of investment securities for tax purposes was $2,220,867,000. Net unrealized appreciation of investment securities for tax purposes was $86,172,000, consisting of unrealized gains of $91,306,000 on securities that had risen in value since their purchase and $5,134,000 in unrealized losses on securities that had fallen in value since their purchase.

Vanguard Total Bond Market Index Portfolio

E. During the six months ended June 30, 2011, the portfolio purchased $62,577,000 of investment securities and sold $83,076,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,097,475,000 and $1,085,329,000, respectively.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2011	December 31, 2010
	Shares	Shares
	(000)	(000)
Issued	12,655	44,113
Issued in Lieu of Cash Distributions	7,666	6,179
Redeemed	(14,879)	(24,956)
Net Increase (Decrease) in Shares Outstanding	5,442	25,336

G. In preparing the financial statements as of June 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Vanguard Total Bond Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Portfolio	12/31/2010	6/30/2011	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,024.55	$1.05
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.75	1.05

1 The calculations are based on expenses incurred in the most recent six-month period. The annualized six-month expense ratio for that period is 0.21%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Vanguard Total Bond Market Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Total Bond Market Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett-Packard Co. (electronic computer manufacturing); Senior Advisor at New Mountain Capital; Trustee of The Conference Board; Member of the Board of Managers of Delphi Automotive LLP (automotive components).

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with secondary appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Work Life Policy; Member of the Advisory Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2009) and Vice Chairman of the Board (2008–2009) of Cummins Inc. (industrial machinery); Director of SKF AB (industrial machinery), Hillenbrand, Inc. (specialized consumer services), the Lumina Foundation for Education, and Oxfam America; Chairman of the Advisory Council for the College of Arts and Letters and Member of the Advisory Board to the Kellogg Institute for International Studies at the University of Notre Dame.

André F. Perold
Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking at the Harvard Business School; Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/ aircraft systems and services) and the National Association of Manufacturers; Chairman of the Federal Reserve Bank of Cleveland; Vice Chairman of University Hospitals of Cleveland; President of the Board of The Cleveland Museum of Art.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Director of Corning Incorporated (2000–2010) and Dow
Corning (2001–2010); Overseer of the Amos Tuck School of Business Administration at Dartmouth College.

Executive Officers

Glenn Booraem
Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group since 2010; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt
Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter
Martha G. King

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Annuity and Insurance Services > 800-522-5555

Institutional Investor Services > 800-523-1036

Text Telephone for People With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your portfolio at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your portfolio is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

CFA® is a trademark owned by CFA Institute.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. The prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with Vanguard and any related funds.

S&P 500 ® and Standard & Poor’s 500 are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by The Vanguard Group, Inc. The Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by S&P or its Affiliates, and S&P and its Affiliates make no representation, warranty, or condition regarding the advisability of buying, selling, or holding units/shares in the funds.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q692 082011

Vanguard Variable Insurance Fund
Semiannual Report

June 30, 2011

Total Stock Market Index Portfolio
(with underlying Equity Index Portfolio)

> Despite a barrage of grim headlines, the stock market delivered solid gains for the six months ended June 30, 2011, buoyed by strength in corporate earnings.

> All sectors of the broad investment-grade U.S. bond market also posted positive results for the period.

> The returns on money market funds remained near 0%, consistent with the Federal Reserve Board’s target for short-term interest rates.

Contents

Market Perspective	1
Total Stock Market Index Portfolio
(with underlying Equity Index Portfolio	2

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
Cover photograph: Jean Maher.

Market Perspective

Dear Planholder,

This report begins with a look at the market environment during the past six months, a volatile stretch that felt a lot worse than the stock and bond markets’ relatively solid returns would imply. Unnerving headlines communicated—and perhaps exacerbated—the glum mood that characterized much of the period, even as corporate earnings increased and stock prices moved higher.

In the pages that follow, you’ll find a review of the performance of your portfolio. Each of the portfolios in the Vanguard Variable Insurance Fund can be used as a component in an investment program that includes a combination of stock, bond, and money market portfolios appropriate to your own risk tolerance and long-term investment goals. We firmly believe that diversification, balance, and a long-term perspective are critical to successful investing. Experience suggests that it is especially important to heed this counsel in periods of heightened economic uncertainty, when the impulse to react to the latest headline can be strong.

Thank you for entrusting your assets to Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
July 13, 2011

For stock markets, a ragged six-month gain
Global stock markets climbed unsteadily as investor attitudes swung from giddy optimism about the strength of corporate earnings to fears that the slow, grinding recovery was losing momentum. Stock prices rallied through the first four months of 2011, pulled back as economic news turned gloomier, then bounced back at the end of the period.

The broad U.S. stock market returned about 6% for the six months. International stock markets finished a few steps behind, restrained by sovereign-debt dramas in Europe and the economic aftershocks of the Japanese natural and nuclear disaster. Gains were modest in emerging markets, too, as big economies such as China and Brazil grappled with inflationary pressures.

Low yields, solid returns in the bond market
Bonds delivered solid six-month returns even as interest rates hovered near generational lows. Bond prices rallied in the spring as economic anxiety prompted a search for safer havens in fixed income.

The broad taxable bond market returned almost 3%. The municipal market performed even better. Municipal securities were hammered early in the year as unsettling headlines raised doubts about their safety. Toward the end, investors’ worries began to recede and prices rose.

The yields on money market instruments remained nearly invisible, consistent with the Federal Reserve Board’s target for short-term interest rates, which since December 2008 has been anchored between 0% and 0.25%.

Market Barometer
			Total Returns
		Periods Ended June 30, 2011
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	6.37%	31.93%	3.30%
Russell 2000 Index (Small-caps)	6.21	37.41	4.08
Dow Jones U.S. Total Stock Market Index	6.01	32.26	3.66
MSCI All Country World Index ex USA (International)	3.80	29.73	3.67

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	2.72%	3.90%	6.52%
Barclays Capital Municipal Bond Index
(Broad tax-exempt market)	4.42	3.48	4.93
Citigroup Three-Month U.S. Treasury Bill Index	0.06	0.14	1.86

CPI
Consumer Price Index	2.99%	3.56%	2.15%
1 Annualized.

1

Vanguard® Total Stock Market Index Portfolio

For the six months ended June 30, 2011, Vanguard Total Stock Market Index Portfolio returned 6.21%. The portfolio’s return was in line with that of its benchmark (6.28%) and a bit better than the average return of competitive funds (5.87%).

As a “fund of funds,” the Total Stock Market Index Portfolio seeks to capture the returns of its target benchmark by investing about 80% of its assets in the Equity Index Portfolio of Vanguard Variable Insurance Fund and about 20% in Vanguard Extended Market Index Fund. Because of the Equity Index Portfolio’s heavy weighting, you may wish to review that portfolio’s financial statements, which are included in this report.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Stocks’ advance was led by health care and energy
The Total Stock Market Index Portfolio enjoyed a strong first quarter and then bounced up and down in the second to end up near where it had been on April 1. The portfolio saw positive results in nine of ten sectors, with health care and energy stocks contributing most significantly. Only the financial sector recorded a loss. Health care (+14%), the market’s top performer for the six months, lagged early in the period but bounced back in the final weeks as investors sought stability amid economic uncertainty. Health care stocks were mostly positive across the board, with pharmaceuticals, biotechnology firms, and health care providers leading the way.

Energy stocks (+11%) also added significantly to the portfolio’s six-month return. The sector was led by oil and gas companies, as oil prices remained high throughout the period.

The consumer discretionary sector (+8%) was another strong performer, with stocks of media companies and restaurants among the top contributors. Industrials and consumer staples also helped, with similar returns of about 8%.

Information technology, among the portfolio’s largest sectors, rose more modestly than the overall market as worries about potential weakness in equipment and software demand for the rest of the year weighed a bit on the industry. The only detractor to performance was the financial sector, which retreated slightly as investment and commercial banks remained challenged by bad loans left over from the deep recession and sluggish demand for new loans.

Focus on long-term goals, not the market’s ups and downs
The stock market turned in solid results for the most recent six months, with some volatility along the way. The financial markets remain unpredictable, and nobody knows what the next six months will bring. Good or bad, there will always be unexpected news that drives returns up or down. We remain convinced that the best way to deal with this uncertainty is to ignore short-term volatility and, instead, focus on the long term. We hope you have created a balanced investment plan that includes a steady mix of stock, bond, and money market funds appropriate for your goals and risk tolerance.

Total Returns
Six Months Ended
June 30, 2011
Vanguard Total Stock Market Index Portfolio	6.21%
S&P Total Market Index	6.28
Variable Insurance Multi-Cap Core Funds Average[1]	5.87

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
	Acquired Fund	Multi-Cap Core
	Fees and Expenses[2]	Funds Average[3]
Total Stock Market Index Portfolio	0.20%	0.68%

1 Derived from data provided by Lipper Inc.
2 This figure—drawn from the prospectus dated April 29, 2011—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2011, the annualized acquired fund fees and expenses were 0.19%.
3 The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

2

Vanguard Total Stock Market Index Portfolio

Portfolio Profile
As of June 30, 2011

Total Portfolio Characteristics
Yield[1]	1.5%
Acquired Fund Fees and Expenses[2]	0.20%

Volatility Measures
Portfolio Versus
Target Index[3]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Funds
Vanguard Variable Insurance Fund
Equity Index Portfolio	80.6%
Vanguard Extended Market Index Fund	19.4

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index.
If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated April 29, 2011—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the six months ended June 30, 2011, the annualized acquired fund fees and expenses were 0.19%.
3 S&P Total Market Index.

3

Vanguard Total Stock Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): January 8, 2003–June 30, 2011

Average Annual Total Returns: Periods Ended June 30, 2011
				Since
	Inception Date	One Year	Five Years	Inception
Total Stock Market Index Portfolio	1/8/2003	32.10%	3.31%	7.59%

1 Six months ended June 30, 2011.
2 Dow Jones Wilshire 5000 Index through June 17, 2005; S&P Total Market Index thereafter.
See Financial Highlights for dividend and capital gains information.

4

Vanguard Total Stock Market Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2011

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
u.s. stock funds (100.0%)
vanguard variable
insurance fund
equity index portfolio	34,684,254	823,751
vanguard extended
Market Index Fund
Investor Shares	4,462,838	197,748
		1,021,499
Total Investment Companies
(Cost $1,038,581)		1,021,499
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
1 Vanguard Market
Liquidity Fund, 0.140%
(Cost $351)	350,556	351
Total Investments (100.0%)
(Cost $1,038,932)		1,021,850
Other Assets and Liabilities (0.0%)
Other Assets		274
Liabilities		(460)
		(186)
Net Assets (100%)
Applicable to 41,040,602 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,021,664
Net Asset Value Per Share		$24.89

At June 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	987,580
Undistributed Net Investment Income	12,704
Accumulated Net Realized Gains	38,462
Unrealized Appreciation (Depreciation)	(17,082)
Net Assets	1,021,664

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

5

Vanguard Total Stock Market Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2011
($000)
Investment Income
Income
Income Distributions Received	12,850
Net Investment Income—Note B	12,850
Realized Net Gain (Loss)
Capital Gain Distributions Received	25,295
Investment Securities Sold	13,177
Realized Net Gain (Loss)	38,472
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	8,916
Net Increase (Decrease) in Net Assets
Resulting from Operations	60,238

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,850	13,219
Realized Net Gain (Loss)	38,472	28,443
Change in Unrealized Appreciation (Depreciation)	8,916	83,561
Net Increase (Decrease) in Net Assets Resulting from Operations	60,238	125,223
Distributions
Net Investment Income	(13,238)	(12,914)
Realized Capital Gain[1]	(28,424)	(15,287)
Total Distributions	(41,662)	(28,201)
Capital Share Transactions
Issued	70,055	256,690
Issued in Lieu of Cash Distributions	41,662	28,201
Redeemed	(64,549)	(128,113)
Net Increase (Decrease) from Capital Share Transactions	47,168	156,778
Total Increase (Decrease)	65,744	253,800
Net Assets
Beginning of Period	955,920	702,120
End of Period[2]	1,021,664	955,920

1 Includes fiscal 2011 and 2010 short-term gain distributions totaling $11,681,000 and $6,996,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $12,704,000 and $13,092,000.
See accompanying Notes, which are an integral part of the Financial Statements.

6

Vanguard Total Stock Market Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$24.44	$21.73	$18.17	$31.09	$31.27	$29.51
Investment Operations
Net Investment Income	.315	.358	.437[1]	.471[1]	.440[1]	.370
Capital Gain Distributions Received	.643	.189	.247	.682	1.010	1.370
Net Realized and Unrealized Gain (Loss)
on Investments	.562	3.078	4.019	(12.163)	.100	2.600
Total from Investment Operations	1.520	3.625	4.703	(11.010)	1.550	4.340
Distributions
Dividends from Net Investment Income	(.340)	(.419)	(.380)	(.400)	(.340)	(.290)
Distributions from Realized Capital Gains	(.730)	(.496)	(.763)	(1.510)	(1.390)	(2.290)
Total Distributions	(1.070)	(.915)	(1.143)	(1.910)	(1.730)	(2.580)
Net Asset Value, End of Period	$24.89	$24.44	$21.73	$18.17	$31.09	$31.27

Total Return	6.21%	17.11%	28.26%	–37.28%	5.16%	15.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,022	$956	$702	$458	$599	$473
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—	—
Acquired Fund Fees and Expenses	0.19%	0.20%.	0.21%	0.16%	0.16%	0.16%
Ratio of Net Investment Income to
Average Net Assets	1.28%	1.66%	2.36%	1.93%	1.40%	1.53%
Portfolio Turnover Rate	9%	12%	8%	16%	10%	7%
The expense ratio, acquired fund fees and expenses, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.

Notes to Financial Statements

Vanguard Total Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2007–2010), and for the period ended June 30, 2011, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

7

Vanguard Total Stock Market Index Portfolio

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that the portfolio’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the portfolio. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the portfolio during the period ended June 30, 2011, were borne by the funds in which the portfolio invests. The portfolio’s trustees and officers are also directors and officers of Vanguard and the funds in which the portfolio invests.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At June 30, 2011, 100% of the portfolio’s investments were valued based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2011, the cost of investment securities for tax purposes was $1,038,932,000. Net unrealized depreciation of investment securities for tax purposes was $17,082,000, consisting of unrealized gains of $25,890,000 on securities that had risen in value since their purchase and $42,972,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2011, the portfolio purchased $91,147,000 of investment securities and sold $47,600,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2011	December 31, 2010
	Shares	Shares
	(000)	(000)
Issued	2,820	11,406
Issued in Lieu of Cash Distributions	1,670	1,271
Redeemed	(2,566)	(5,866)
Net Increase (Decrease) in Shares Outstanding	1,924	6,811

G. In preparing the financial statements as of June 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

8

Vanguard Total Stock Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Stock Market Index Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Stock Market Index Portfolio	12/31/2010	6/30/2011	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,062.09	$0.97
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.85	0.95

1 The calculations are based on the Total Stock Market Index Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Total Stock Market Index Portfolio’s annualized expense figure for that period is 0.19%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

9

Vanguard Total Stock Market Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Total Stock Market Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the portfolio has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s acquired fund fees and expenses were well below the average expense ratio charged by funds in its peer group. The portfolio does not incur advisory expenses directly. However, the board noted that each of the underlying funds in which the portfolio invests has advisory expenses well below the underlying fund’s peer-group average. Information about the portfolio’s acquired fund fees and expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that Vanguard’s low-cost arrangement with the portfolio and its underlying funds ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

10

Vanguard® Equity Index Portfolio

For the six months ended June 30, 2011, Vanguard Equity Index Portfolio returned 5.95%. The portfolio’s return was in line with that of its benchmark (6.02%) and better than the average return of competitive funds (4.93%).

The table below shows the returns of your portfolio and its comparative standards for the half-year.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Stocks’ advance was led by health care and energy
The Equity Index Portfolio enjoyed a strong first quarter and then bounced up and down in the second to end up near where it had been on April 1. The portfolio saw positive results in nine of ten sectors, with health care and energy stocks contributing most significantly. Only the financial sector recorded a loss.

Health care (+14%), the market’s top performer for the six months, lagged early in the period but bounced back in the final weeks as investors sought stability amid economic uncertainty. Health care stocks were mostly positive across the board, with pharmaceuticals, biotechnology firms, and health care providers leading the way.

Energy stocks (+11%) also added significantly to the portfolio’s six-month return. The sector was led by oil and gas companies, as oil prices remained high throughout the period.

The consumer discretionary sector (+8%) was another strong performer, with stocks of media companies and restaurants among the top contributors. Industrials and consumer staples also helped, with similar returns of about 8%.

Information technology, the portfolio’s largest sector, rose a tepid 2% as worries about potential weakness in equipment and software demand for the rest of the year weighed on the industry. The only detractor to performance was the financial sector (–3%), as investment and commercial banks remained challenged by bad loans left over from the deep recession and sluggish demand for new loans.

Focus on long-term goals, not the market’s ups and downs
The stock market turned in solid results for the most recent six months, with some volatility along the way. The financial markets remain unpredictable, and nobody knows what the next six months will bring. Good or bad, there will always be unexpected news that drives returns up or down. We remain convinced that the best way to deal with this uncertainty is to ignore short-term volatility and, instead, focus on the long term. We hope you have created a balanced investment plan that includes a steady mix of stock, bond, and money market funds appropriate for your goals and risk tolerance.

Total Returns
Six Months Ended
June 30, 2011
Vanguard Equity Index Portfolio	5.95%
S&P 500 Index	6.02
Variable Insurance Large-Cap Core Funds Average[1]	4.93

Expense Ratios[2]
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Core
	Portfolio	Funds Average
Equity Index Portfolio	0.19%	0.90%

1 Derived from data provided by Lipper Inc.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2011, the annualized expense ratio was 0.18%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

11

Vanguard Equity Index Portfolio

Portfolio Profile
As of June 30, 2011

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	501	500	3,745
Median Market Cap	$50.1B	$50.1B	$30.8B
Price/Earnings Ratio	15.9x	15.9x	17.1x
Price/Book Ratio	2.2x	2.2x	2.2x
Yield[3]	1.8%	2.0%	1.8%
Return on Equity	20.3%	20.3%	19.1%
Earnings Growth Rate	5.6%	5.6%	5.8%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	6%	—	—
Expense Ratio[5]	0.19%	—	—
Short-Term Reserves	0.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	1.00
Beta	1.00	0.96

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	10.6%	10.6%	12.2%
Consumer Staples	10.6	10.6	9.7
Energy	12.7	12.7	11.2
Financials	15.1	15.1	15.4
Health Care	11.7	11.7	11.3
Industrials	11.3	11.3	11.6
Information Technology	17.8	17.8	18.4
Materials	3.7	3.7	4.4
Telecommunication
Services	3.1	3.1	2.6
Utilities	3.4	3.4	3.2

Ten Largest Holdings[6] (% of total net assets)

Exxon Mobil Corp.	Integrated Oil
	& Gas	3.3%
Apple Inc.	Computer Hardware	2.6
International Business	IT Consulting
Machines Corp.	& Other Services	1.7
Chevron Corp.	Integrated Oil
	& Gas	1.7
General Electric Co.	Industrial
	Conglomerates	1.7
Microsoft Corp.	Systems Software	1.6
AT&T Inc.	Integrated
	Telecommunication
	Services	1.5
Johnson & Johnson	Pharmaceuticals	1.5
Procter & Gamble Co.	Household Products	1.5
Pfizer Inc.	Pharmaceuticals	1.4
Top Ten		18.5%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 Annualized.
5 The expense ratio shown is from the prospectus dated April 29, 2011, and represents estimated costs for the current fiscal year. For the six months ended June 30, 2011, the annualized expense ratio was 0.18%.
6 The holdings listed exclude any temporary cash investments and equity index products.

12

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Fiscal-Year Total Returns (%): December 31, 2000–June 30, 2011

Average Annual Total Returns: Periods Ended June 30, 2011

	Inception Date	One Year	Five Years	Ten Years
Equity Index Portfolio	4/29/1991	30.48%	2.89%	2.64%

1 Six months ended June 30, 2011.
See Financial Highlights for dividend and capital gains information.

13

Vanguard Equity Index Portfolio

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2011

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)[1]
Consumer Discretionary (10.6%)
	McDonald’s Corp.	208,044	17,542
	Walt Disney Co.	378,963	14,795
*	Amazon.com Inc.	71,635	14,649
	Comcast Corp. Class A	528,421	13,390
	Home Depot Inc.	319,385	11,568
*	Ford Motor Co.	761,778	10,505
	News Corp. Class A	458,292	8,112
*	DIRECTV Class A	154,023	7,827
	Time Warner Inc.	214,750	7,810
	NIKE Inc. Class B	75,980	6,837
	Target Corp.	138,325	6,489
	Lowe’s Cos. Inc.	261,222	6,089
	Viacom Inc. Class B	117,447	5,990
	Starbucks Corp.	150,422	5,940
	Johnson Controls Inc.	136,153	5,672
	Time Warner Cable Inc.	67,507	5,268
	Yum! Brands Inc.	93,459	5,163
*	priceline.com Inc.	9,961	5,099
	TJX Cos. Inc.	77,523	4,072
	CBS Corp. Class B	133,938	3,816
	Coach Inc.	59,075	3,777
	Carnival Corp.	86,625	3,260
*	Bed Bath & Beyond Inc.	49,908	2,913
	Kohl’s Corp.	56,471	2,824
	Omnicom Group Inc.	56,529	2,722
	McGraw-Hill Cos. Inc.	61,145	2,563
	Macy’s Inc.	85,623	2,504
*	Discovery
	Communications Inc.
	Class A	56,232	2,303
*	Netflix Inc.	8,763	2,302
	Staples Inc.	143,251	2,263
	Wynn Resorts Ltd.	15,322	2,199
	Starwood Hotels &
	Resorts Worldwide Inc.	39,147	2,194
	Best Buy Co. Inc.	65,312	2,051
	Tiffany & Co.	25,707	2,019
	Marriott International Inc.
	Class A	56,804	2,016
	Fortune Brands Inc.	30,965	1,975
	Harley-Davidson Inc.	47,436	1,943
	Limited Brands Inc.	50,427	1,939
*	Chipotle Mexican Grill Inc.
	Class A	6,249	1,926
	Mattel Inc.	69,658	1,915
	VF Corp.	17,625	1,913
	Ross Stores Inc.	23,345	1,870
*	O’Reilly Automotive Inc.	27,534	1,804
	Polo Ralph Lauren Corp.
	Class A	13,032	1,728
	Genuine Parts Co.	31,632	1,721
	Cablevision Systems Corp.
	Class A	46,423	1,681
	Nordstrom Inc.	33,446	1,570
*	AutoZone Inc.	5,053	1,490

			Market
			Value•
		Shares	($000)
*	CarMax Inc.	44,987	1,488
	JC Penney Co. Inc.	43,067	1,488
	Gap Inc.	78,209	1,416
	Darden Restaurants Inc.	27,449	1,366
	Family Dollar Stores Inc.	24,486	1,287
	Whirlpool Corp.	15,325	1,246
	Interpublic Group of
	Cos. Inc.	97,667	1,221
	Hasbro Inc.	27,290	1,199
	Abercrombie & Fitch Co.	17,439	1,167
	Wyndham Worldwide Corp.	34,576	1,163
	Expedia Inc.	39,934	1,158
*	Apollo Group Inc. Class A	24,599	1,075
	International Game
	Technology	59,643	1,049
	H&R Block Inc.	60,918	977
	Newell Rubbermaid Inc.	57,935	914
	Scripps Networks
	Interactive Inc. Class A	18,285	894
*	Goodyear Tire & Rubber Co.	48,384	811
*	GameStop Corp. Class A	28,023	747
	DeVry Inc.	12,278	726
*	Urban Outfitters Inc.	25,509	718
	Leggett & Platt Inc.	29,244	713
	Gannett Co. Inc.	47,912	686
	Comcast Corp. Class A
	Special Shares	26,563	644
	DR Horton Inc.	55,827	643
	Harman International
	Industries Inc.	13,952	636
*,^	Sears Holdings Corp.	8,671	619
	Lennar Corp. Class A	32,185	584
*	Pulte Group Inc.	67,285	515
*	Big Lots Inc.	15,134	502
*	AutoNation Inc.	12,741	466
	Washington Post Co.
	Class B	1,058	443
			256,579
Consumer Staples (10.6%)
	Procter & Gamble Co.	560,006	35,600
	Coca-Cola Co.	459,102	30,893
	Philip Morris
	International Inc.	356,628	23,812
	PepsiCo Inc.	317,017	22,327
	Wal-Mart Stores Inc.	383,117	20,359
	Kraft Foods Inc.	352,543	12,420
	Altria Group Inc.	419,834	11,088
	CVS Caremark Corp.	272,076	10,225
	Colgate-Palmolive Co.	98,087	8,574
	Walgreen Co.	183,688	7,799
	Costco Wholesale Corp.	87,686	7,124
	Kimberly-Clark Corp.	78,819	5,246
	General Mills Inc.	128,128	4,769
	Archer-Daniels-Midland Co.	136,850	4,126
	Sysco Corp.	117,036	3,649
	HJ Heinz Co.	64,532	3,438
	Lorillard Inc.	28,921	3,149
	Kroger Co.	121,347	3,009

			Market
			Value•
		Shares	($000)
	Kellogg Co.	50,318	2,784
	Mead Johnson Nutrition Co.	41,081	2,775
	Reynolds American Inc.	67,824	2,513
	Avon Products Inc.	86,271	2,416
	Estee Lauder Cos. Inc.
	Class A	22,841	2,403
	Sara Lee Corp.	117,401	2,229
	ConAgra Foods Inc.	81,999	2,116
	Whole Foods Market Inc.	29,977	1,902
	Coca-Cola Enterprises Inc.	65,065	1,899
	Dr Pepper Snapple
	Group Inc.	44,718	1,875
	Clorox Co.	26,687	1,800
	JM Smucker Co.	23,202	1,773
	Hershey Co.	30,797	1,751
	Safeway Inc.	70,892	1,657
	Brown-Forman Corp.
	Class B	20,726	1,548
	Molson Coors Brewing Co.
	Class B	31,660	1,416
	McCormick & Co. Inc.	26,565	1,317
	Campbell Soup Co.	36,430	1,259
	Tyson Foods Inc. Class A	60,232	1,170
	Hormel Foods Corp.	27,660	824
*	Constellation Brands Inc.
	Class A	35,903	747
*	Dean Foods Co.	36,625	449
	SUPERVALU Inc.	42,397	399
			256,629
Energy (12.7%)
	Exxon Mobil Corp.	988,297	80,428
	Chevron Corp.	403,349	41,480
	Schlumberger Ltd.	272,160	23,515
	ConocoPhillips	283,502	21,317
	Occidental Petroleum Corp.	163,080	16,967
	Apache Corp.	76,996	9,501
	Halliburton Co.	183,512	9,359
	Anadarko Petroleum Corp.	99,866	7,666
	Marathon Oil Corp.	142,818	7,524
	Devon Energy Corp.	84,823	6,685
	National Oilwell Varco Inc.	84,943	6,643
	Baker Hughes Inc.	87,199	6,327
	EOG Resources Inc.	53,841	5,629
	Hess Corp.	60,720	4,539
	Chesapeake Energy Corp.	131,943	3,917
	Spectra Energy Corp.	130,368	3,573
	Williams Cos. Inc.	117,966	3,568
	Peabody Energy Corp.	54,385	3,204
	Noble Energy Inc.	35,443	3,177
	El Paso Corp.	154,287	3,117
*	Southwestern Energy Co.	69,796	2,993
	Valero Energy Corp.	114,363	2,924
	Murphy Oil Corp.	38,851	2,551
*	Cameron International Corp.	49,157	2,472
	Consol Energy Inc.	45,506	2,206
*	FMC Technologies Inc.	48,210	2,159
	Pioneer Natural
	Resources Co.	23,414	2,097

14

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
*	Alpha Natural
	Resources Inc.	45,469	2,066
	Noble Corp.	50,610	1,995
*	Newfield Exploration Co.	26,738	1,819
	Range Resources Corp.	32,281	1,792
*	Denbury Resources Inc.	80,038	1,601
	EQT Corp.	30,071	1,579
	QEP Resources Inc.	35,500	1,485
	Helmerich & Payne Inc.	21,528	1,423
*	Nabors Industries Ltd.	57,731	1,422
	Cabot Oil & Gas Corp.	20,963	1,390
	Sunoco Inc.	24,314	1,014
*	Rowan Cos. Inc.	25,558	992
	Diamond Offshore
	Drilling Inc.	13,876	977
*	Tesoro Corp.	28,663	657
			305,750
Financials (15.1%)
	JPMorgan Chase & Co.	797,262	32,640
	Wells Fargo & Co.	1,061,104	29,775
*	Berkshire Hathaway Inc.
	Class B	315,858	24,444
	Citigroup Inc.	586,016	24,402
	Bank of America Corp.	2,032,153	22,272
	Goldman Sachs
	Group Inc.	103,870	13,824
	American Express Co.	209,818	10,848
	US Bancorp	386,417	9,858
	MetLife Inc.	212,039	9,302
	Morgan Stanley	309,838	7,129
	Simon Property Group Inc.	58,825	6,837
	Bank of New York
	Mellon Corp.	249,109	6,382
	PNC Financial Services
	Group Inc.	105,610	6,295
	Prudential Financial Inc.	97,879	6,224
	Travelers Cos. Inc.	84,105	4,910
	Capital One
	Financial Corp.	92,099	4,759
	State Street Corp.	101,102	4,559
	ACE Ltd.	67,700	4,456
	Aflac Inc.	93,678	4,373
	CME Group Inc.	13,457	3,924
	Franklin Resources Inc.	28,882	3,792
	BB&T Corp.	139,730	3,750
	BlackRock Inc.	19,283	3,699
	Chubb Corp.	58,580	3,668
	Equity Residential	59,104	3,546
	Marsh & McLennan
	Cos. Inc.	109,892	3,428
	AON Corp.	66,500	3,411
	Charles Schwab Corp.	200,909	3,305
	ProLogis Inc.	91,042	3,263
	Allstate Corp.	105,505	3,221
	Public Storage	28,099	3,204
	T Rowe Price Group Inc.	52,153	3,147
	Boston Properties Inc.	29,287	3,109
	Vornado Realty Trust	32,901	3,066
	HCP Inc.	81,445	2,988
	Discover Financial Services	109,457	2,928
	Progressive Corp.	131,479	2,811
	Ameriprise Financial Inc.	48,527	2,799
	SunTrust Banks Inc.	107,752	2,780
	Loews Corp.	62,741	2,641
	American International
	Group Inc.	87,508	2,566
*	Berkshire Hathaway Inc.
	Class A	21	2,438
	Weyerhaeuser Co.	108,076	2,363

			Market
			Value•
		Shares	($000)
	Hartford Financial
	Services Group Inc.	89,385	2,357
	Fifth Third Bancorp	184,249	2,349
	Host Hotels &
	Resorts Inc.	137,618	2,333
	AvalonBay
	Communities Inc.	17,527	2,251
	Northern Trust Corp.	48,361	2,223
	M&T Bank Corp.	25,208	2,217
	Invesco Ltd.	92,682	2,169
	Principal Financial
	Group Inc.	64,485	1,962
	Health Care REIT Inc.	35,531	1,863
*	Intercontinental-
	Exchange Inc.	14,789	1,844
	NYSE Euronext	52,501	1,799
	Lincoln National Corp.	63,050	1,796
	SLM Corp.	105,835	1,779
	Ventas Inc.	32,811	1,730
	KeyCorp	189,837	1,581
	Unum Group	61,823	1,575
	Regions Financial Corp.	251,408	1,559
	Moody’s Corp.	39,854	1,528
	Kimco Realty Corp.	81,250	1,515
*	CB Richard Ellis Group Inc.
	Class A	58,144	1,460
	XL Group plc Class A	62,143	1,366
	Leucadia National Corp.	39,481	1,346
	Plum Creek Timber Co. Inc.	32,269	1,308
	Comerica Inc.	35,328	1,221
	Huntington Bancshares Inc.	172,345	1,131
	People’s United
	Financial Inc.	75,526	1,015
*	Genworth Financial Inc.
	Class A	97,989	1,007
	Torchmark Corp.	15,504	994
	Legg Mason Inc.	30,324	993
	Cincinnati Financial Corp.	32,529	949
	Zions Bancorporation	36,535	877
	Hudson City Bancorp Inc.	105,404	863
	Marshall & Ilsley Corp.	105,915	844
*	NASDAQ OMX Group Inc.	29,817	754
	Assurant Inc.	19,301	700
*	E*Trade Financial Corp.	50,271	694
	Apartment Investment
	& Management Co.	23,613	603
	First Horizon National Corp.	52,852	504
	Federated Investors Inc.
	Class B	18,597	443
	Janus Capital Group Inc.	36,833	348
			364,986
Health Care (11.7%)
	Johnson & Johnson	549,980	36,585
	Pfizer Inc.	1,585,164	32,654
	Merck & Co. Inc.	619,010	21,845
	Abbott Laboratories	311,798	16,407
	UnitedHealth Group Inc.	217,448	11,216
*	Amgen Inc.	186,512	10,883
	Bristol-Myers Squibb Co.	342,224	9,911
	Medtronic Inc.	214,520	8,265
	Eli Lilly & Co.	204,400	7,671
	Baxter International Inc.	114,407	6,829
*	Gilead Sciences Inc.	157,693	6,530
	WellPoint Inc.	73,672	5,803
*	Express Scripts Inc.	106,226	5,734
*	Celgene Corp.	92,854	5,601
	Covidien plc	99,500	5,296
*	Biogen Idec Inc.	48,556	5,192
	Allergan Inc.	61,039	5,081

			Market
			Value•
		Shares	($000)
*	Thermo Fisher
	Scientific Inc.	76,939	4,954
*	Medco Health
	Solutions Inc.	80,093	4,527
	McKesson Corp.	50,744	4,245
	Stryker Corp.	67,202	3,944
	Becton Dickinson and Co.	44,053	3,796
*	Agilent Technologies Inc.	69,845	3,570
	Aetna Inc.	76,036	3,352
	Cardinal Health Inc.	70,369	3,196
	St. Jude Medical Inc.	65,979	3,146
*	Intuitive Surgical Inc.	7,884	2,934
	CIGNA Corp.	54,146	2,785
	Humana Inc.	33,828	2,725
*	Zimmer Holdings Inc.	38,522	2,435
	AmerisourceBergen Corp.
	Class A	54,720	2,265
*	Forest Laboratories Inc.	57,468	2,261
*	Mylan Inc.	88,179	2,175
*	Boston Scientific Corp.	306,562	2,118
*	Edwards Lifesciences
	Corp.	23,075	2,012
*	Laboratory Corp. of
	America Holdings	20,139	1,949
*	Hospira Inc.	33,717	1,910
	CR Bard Inc.	17,264	1,897
*	Life Technologies Corp.	35,954	1,872
	Quest Diagnostics Inc.	31,580	1,866
*	Cerner Corp.	29,188	1,784
*	Waters Corp.	18,407	1,762
*	Watson
	Pharmaceuticals Inc.	25,461	1,750
*	DaVita Inc.	19,102	1,654
*	Varian Medical
	Systems Inc.	23,472	1,644
*	Cephalon Inc.	15,501	1,239
*	CareFusion Corp.	44,875	1,219
*	Coventry Health Care Inc.	29,871	1,089
	DENTSPLY
	International Inc.	28,404	1,082
	Patterson Cos. Inc.	19,060	627
	PerkinElmer Inc.	22,636	609
*	Tenet Healthcare Corp.	96,554	603
			282,499
Industrials (11.2%)
	General Electric Co.	2,127,617	40,127
	United Technologies Corp.	183,519	16,243
	United Parcel Service Inc.
	Class B	197,786	14,425
	Caterpillar Inc.	129,314	13,767
	3M Co.	142,598	13,525
	Boeing Co.	148,097	10,949
	Union Pacific Corp.	98,397	10,273
	Honeywell
	International Inc.	157,869	9,407
	Emerson Electric Co.	150,851	8,485
	Deere & Co.	84,105	6,934
	FedEx Corp.	63,362	6,010
	CSX Corp.	221,797	5,815
	Danaher Corp.	109,270	5,790
	Illinois Tool Works Inc.	100,306	5,666
	General Dynamics Corp.	74,632	5,562
	Norfolk Southern Corp.	71,061	5,325
	Precision Castparts Corp.	28,912	4,760
	Tyco International Ltd.	94,399	4,666
	Lockheed Martin Corp.	57,246	4,635
	Cummins Inc.	39,484	4,086
	Northrop Grumman Corp.	58,780	4,076
	PACCAR Inc.	73,344	3,747

15

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Raytheon Co.	72,531	3,616
	Waste Management Inc.	95,149	3,546
	Eaton Corp.	68,432	3,521
	Ingersoll-Rand plc	66,500	3,020
	Parker Hannifin Corp.	32,526	2,919
	CH Robinson
	Worldwide Inc.	32,582	2,569
	Dover Corp.	37,468	2,540
	Rockwell Automation Inc.	28,956	2,512
	Stanley Black & Decker Inc.	33,727	2,430
	Goodrich Corp.	25,062	2,393
	Fluor Corp.	35,276	2,281
	Expeditors International
	of Washington Inc.	42,658	2,184
	ITT Corp.	36,949	2,177
	Fastenal Co.	59,182	2,130
	Joy Global Inc.	21,145	2,014
	Rockwell Collins Inc.	30,961	1,910
	Republic Services Inc.
	Class A	61,302	1,891
	L-3 Communications
	Holdings Inc.	21,181	1,852
	Southwest Airlines Co.	158,089	1,805
	WW Grainger Inc.	11,653	1,790
	Roper Industries Inc.	19,257	1,604
*	Stericycle Inc.	17,312	1,543
	Iron Mountain Inc.	40,308	1,374
	Textron Inc.	55,090	1,301
	Pall Corp.	23,112	1,300
	Flowserve Corp.	11,148	1,225
*	Jacobs Engineering
	Group Inc.	25,472	1,102
	Pitney Bowes Inc.	40,658	935
*	Quanta Services Inc.	43,194	873
	Masco Corp.	71,655	862
	Equifax Inc.	24,420	848
	Cintas Corp.	25,150	831
	Avery Dennison Corp.	21,308	823
	Robert Half
	International Inc.	29,139	788
	Dun & Bradstreet Corp.	9,967	753
	RR Donnelley & Sons Co.	37,159	729
	Snap-On Inc.	11,636	727
	Ryder System Inc.	10,303	586
			271,577
Information Technology (17.7%)
*	Apple Inc.	185,523	62,274
	International Business
	Machines Corp.	242,930	41,675
	Microsoft Corp.	1,488,803	38,709
	Oracle Corp.	781,807	25,729
*	Google Inc. Class A	50,410	25,527
	Intel Corp.	1,063,340	23,564
	Qualcomm Inc.	334,817	19,014
	Cisco Systems Inc.	1,103,061	17,219
	Hewlett-Packard Co.	416,042	15,144
*	EMC Corp.	412,806	11,373
	Visa Inc. Class A	96,166	8,103
	Texas Instruments Inc.	233,004	7,650
*	eBay Inc.	229,109	7,393
	Corning Inc.	314,900	5,715
	Mastercard Inc. Class A	18,898	5,695
*	Dell Inc.	329,473	5,492
	Automatic Data
	Processing Inc.	100,247	5,281
*	Cognizant Technology
	Solutions Corp. Class A	61,093	4,481
*	Yahoo! Inc.	261,007	3,926
*	NetApp Inc.	73,773	3,894

			Market
			Value•
		Shares	($000)
*	Salesforce.com Inc.	24,162	3,600
	Applied Materials Inc.	264,359	3,439
*	Juniper Networks Inc.	106,971	3,370
	Broadcom Corp. Class A	95,689	3,219
*	Adobe Systems Inc.	101,300	3,186
*	Motorola Solutions Inc.	68,153	3,138
*	Citrix Systems Inc.	37,771	3,022
*	Symantec Corp.	152,080	2,999
	Altera Corp.	64,700	2,999
	Xerox Corp.	281,017	2,925
*	Intuit Inc.	54,906	2,847
	Western Union Co.	126,599	2,536
	Analog Devices Inc.	60,124	2,353
*	Teradata Corp.	33,922	2,042
*	SanDisk Corp.	47,855	1,986
	Paychex Inc.	64,620	1,985
*	BMC Software Inc.	35,647	1,950
	Xilinx Inc.	53,290	1,943
*	NVIDIA Corp.	120,447	1,919
	Amphenol Corp. Class A	35,150	1,898
*	Fiserv Inc.	28,765	1,802
*	F5 Networks Inc.	16,306	1,798
*	Autodesk Inc.	46,371	1,790
*	Red Hat Inc.	38,768	1,779
	CA Inc.	76,347	1,744
*	Western Digital Corp.	46,695	1,699
	Fidelity National
	Information Services Inc.	53,995	1,662
*	Electronic Arts Inc.	66,660	1,573
	Linear Technology Corp.	45,718	1,510
	Microchip Technology Inc.	38,207	1,448
*,^	First Solar Inc.	10,905	1,442
	KLA-Tencor Corp.	33,693	1,364
*	Motorola Mobility
	Holdings Inc.	58,821	1,296
*	Micron Technology Inc.	172,840	1,293
	National Semiconductor
	Corp.	48,253	1,187
*	Akamai Technologies Inc.	37,352	1,175
	Computer Sciences Corp.	30,914	1,173
	Harris Corp.	25,559	1,152
	VeriSign Inc.	33,664	1,126
	FLIR Systems Inc.	31,763	1,071
*	SAIC Inc.	55,855	939
*	LSI Corp.	123,027	876
*	Advanced Micro
	Devices Inc.	114,542	801
	Jabil Circuit Inc.	39,061	789
*	JDS Uniphase Corp.	45,595	760
	Molex Inc.	27,629	712
*	Novellus Systems Inc.	18,069	653
	Total System Services Inc.	32,408	602
*	Teradyne Inc.	37,197	551
*	Lexmark International Inc.
	Class A	15,656	458
*	Compuware Corp.	43,794	427
*	MEMC Electronic
	Materials Inc.	46,018	393
*	Monster Worldwide Inc.	25,901	380
	Tellabs Inc.	72,458	334
			428,973
Materials (3.7%)
	EI du Pont de Nemours
	& Co.	186,240	10,066
	Freeport-McMoRan
	Copper & Gold Inc.	190,058	10,054
	Dow Chemical Co.	235,802	8,489
	Monsanto Co.	107,494	7,798
	Praxair Inc.	61,048	6,617

			Market
			Value•
		Shares	($000)
	Newmont Mining Corp.	99,081	5,347
	Air Products &
	Chemicals Inc.	42,435	4,056
	Alcoa Inc.	213,379	3,384
	PPG Industries Inc.	31,684	2,877
	Cliffs Natural
	Resources Inc.	29,036	2,684
	Ecolab Inc.	46,489	2,621
	Nucor Corp.	63,460	2,616
	International Paper Co.	87,520	2,610
	CF Industries Holdings Inc.	14,410	2,041
	Sigma-Aldrich Corp.	24,329	1,785
	Sherwin-Williams Co.	17,760	1,490
	Eastman Chemical Co.	14,253	1,455
	Allegheny Technologies Inc.	21,173	1,344
	United States Steel Corp.	28,670	1,320
	Ball Corp.	33,772	1,299
	FMC Corp.	14,447	1,243
	MeadWestvaco Corp.	34,078	1,135
	International Flavors
	& Fragrances Inc.	16,042	1,031
	Airgas Inc.	14,179	993
	Vulcan Materials Co.	25,677	989
*	Owens-Illinois Inc.	32,669	843
	Sealed Air Corp.	31,816	757
	Bemis Co. Inc.	21,341	721
	AK Steel Holding Corp.	22,080	348
	Titanium Metals Corp.	18,040	330
			88,343
Telecommunication Services (3.1%)
	AT&T Inc.	1,188,099	37,318
	Verizon Communications
	Inc.	567,450	21,126
	CenturyLink Inc.	120,509	4,872
*	American Tower Corp.
	Class A	79,611	4,166
*	Sprint Nextel Corp.	599,988	3,234
	Frontier Communications
	Corp.	199,702	1,612
	Windstream Corp.	102,327	1,326
*	MetroPCS Communications
	Inc.	52,732	908
			74,562
Utilities (3.4%)
	Southern Co.	170,377	6,880
	Exelon Corp.	132,877	5,692
	Dominion Resources Inc.	115,296	5,565
	Duke Energy Corp.	267,017	5,028
	NextEra Energy Inc.	84,636	4,863
	FirstEnergy Corp.	83,916	3,705
	American Electric Power
	Co. Inc.	96,684	3,643
	PG&E Corp.	79,846	3,356
	Public Service Enterprise
	Group Inc.	101,487	3,312
	PPL Corp.	115,590	3,217
	Consolidated Edison Inc.	58,688	3,125
	Progress Energy Inc.	59,153	2,840
	Sempra Energy	48,018	2,539
	Edison International	65,413	2,535
	Entergy Corp.	35,793	2,444
	Xcel Energy Inc.	97,161	2,361
	DTE Energy Co.	33,848	1,693
*	AES Corp.	131,911	1,681
	CenterPoint Energy Inc.	84,817	1,641
	Oneok Inc.	21,506	1,592
	Constellation Energy
	Group Inc.	40,329	1,531

16

Vanguard Equity Index Portfolio

		Market
		Value•
	Shares	($000)
Wisconsin Energy Corp.	46,726	1,465
Ameren Corp.	48,011	1,385
Northeast Utilities	35,556	1,250
* NRG Energy Inc.	48,302	1,187
NiSource Inc.	55,672	1,127
CMS Energy Corp.	50,260	990
Pinnacle West Capital Corp.	21,657	965
SCANA Corp.	22,751	896
Pepco Holdings Inc.	44,976	883
Integrys Energy Group Inc.	15,622	810
TECO Energy Inc.	42,749	807
Nicor Inc.	9,038	495
		81,503
Total Common Stocks
(Cost $2,335,539)		2,411,401
Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.4%)
[2,3] Vanguard Market
Liquidity Fund, 0.140%	9,716,273	9,716

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Freddie Mac
Discount Notes,
0.070%, 8/24/11	300	300
[4,5] Freddie Mac
Discount Notes,
0.095%, 9/27/11	500	500
		800
Total Temporary Cash Investments
(Cost $10,516)		10,516
Total Investments (100.2%)
(Cost $2,346,055)		2,421,917
Other Assets and Liabilities (–0.2%)
Other Assets		4,103
Liabilities[3]		(8,792)
		(4,689)
Net Assets (100%)
Applicable to 101,791,804 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,417,228
Net Asset Value Per Share		$23.75

At June 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	2,296,077
Undistributed Net Investment Income	17,136
Accumulated Net Realized Gains	27,989
Unrealized Appreciation (Depreciation)
Investment Securities	75,862
Futures Contracts	164
Net Assets	2,417,228

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,658,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.2%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $1,661,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $500,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Vanguard Equity Index Portfolio

Statement of Operations

Six Months Ended
June 30, 2011
($000)
Investment Income
Income
Dividends	23,182
Interest[1]	14
Security Lending	63
Total Income	23,259
Expenses
The Vanguard Group—Note B
Investment Advisory Services	157
Management and Administrative	1,622
Marketing and Distribution	299
Custodian Fees	39
Shareholders’ Reports	23
Trustees’ Fees and Expenses	1
Total Expenses	2,141
Net Investment Income	21,118
Realized Net Gain (Loss)
Investment Securities Sold	27,551
Futures Contracts	1,100
Realized Net Gain (Loss)	28,651
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	86,711
Futures Contracts	3
Change in Unrealized Appreciation
(Depreciation)	86,714
Net Increase (Decrease) in Net Assets
Resulting from Operations	136,483

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,118	38,636
Realized Net Gain (Loss)	28,651	75,183
Change in Unrealized Appreciation (Depreciation)	86,714	171,619
Net Increase (Decrease) in Net Assets Resulting from Operations	136,483	285,438
Distributions
Net Investment Income	(38,306)	(40,170)
Realized Capital Gain[2]	(75,630)	(22,357)
Total Distributions	(113,936)	(62,527)
Capital Share Transactions
Issued	151,386	339,809
Issued in Lieu of Cash Distributions	113,936	62,527
Redeemed	(157,806)	(306,904)
Net Increase (Decrease) from Capital Share Transactions	107,516	95,432
Total Increase (Decrease)	130,063	318,343
Net Assets
Beginning of Period	2,287,165	1,968,822
End of Period[3]	2,417,228	2,287,165

1 Interest income from an affiliated company of the portfolio was $13,000.
2 Includes fiscal 2011 and 2010 short-term gain distributions totaling $5,402,000 and $6,180,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $17,136,000 and $34,324,000.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Vanguard Equity Index Portfolio

Financial Highlights

Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2011	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$23.51	$21.11	$17.61	$29.54	$29.66	$27.87
Investment Operations
Net Investment Income	.205	.410	.419	.520	.530	.470
Net Realized and Unrealized Gain (Loss)
on Investments	1.195	2.678	3.931	(10.990)	.990	3.660
Total from Investment Operations	1.400	3.088	4.350	(10.470)	1.520	4.130
Distributions
Dividends from Net Investment Income	(.390)	(.442)	(.500)	(.540)	(.470)	(.480)
Distributions from Realized Capital Gains	(.770)	(.246)	(.350)	(.920)	(1.170)	(1.860)
Total Distributions	(1.160)	(.688)	(.850)	(1.460)	(1.640)	(2.340)
Net Asset Value, End of Period	$23.75	$23.51	$21.11	$17.61	$29.54	$29.66

Total Return	5.95%	14.91%	26.44%	–36.93%	5.38%	15.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,417	$2,287	$1,969	$1,513	$2,373	$2,203
Ratio of Total Expenses to
Average Net Assets	0.18%	0.19%	0.19%	0.14%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	1.77%	1.91%	2.40%	2.18%	1.82%	1.80%
Portfolio Turnover Rate	6%	12%	11%	10%	8%	10%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

Notes to Financial Statements

Vanguard Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Fund, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks

19

Vanguard Equity Index Portfolio

associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2007–2010), and for the period ended June 30, 2011, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2011, the portfolio had contributed capital of $385,000 to Vanguard (included in Other Assets), representing 0.02% of the portfolio’s net assets and 0.15% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the portfolio’s investments as of June 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,411,401	—	—
Temporary Cash Investments	9,716	800	—
Futures Contracts—Assets[1]	63	—	—
Futures Contracts—Liabilities[1]	(6)	—	—
Total	2,421,174	800	—
1 Represents variation margin on the last day of the reporting period.

20

Vanguard Equity Index Portfolio

D. At June 30, 2011, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2011	53	3,486	97
S&P 500 Index	September 2011	8	2,631	67

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The portfolio’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2011, the cost of investment securities for tax purposes was $2,346,055,000. Net unrealized appreciation of investment securities for tax purposes was $75,862,000, consisting of unrealized gains of $446,134,000 on securities that had risen in value since their purchase and $370,272,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2011, the portfolio purchased $105,320,000 of investment securities and sold $77,295,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	June 30, 2011	December 31, 2010
	Shares	Shares
	(000)	(000)
Issued	6,278	15,602
Issued in Lieu of Cash Distributions	4,791	2,892
Redeemed	(6,570)	(14,458)
Net Increase (Decrease) in Shares Outstanding	4,499	4,036

H. In preparing the financial statements as of June 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

21

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended June 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	12/31/2010	6/30/2011	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,059.49	$0.92
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.90	0.90

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.18%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

22

Vanguard Equity Index Portfolio

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Variable Insurance Fund Equity Index Portfolio has renewed the portfolio’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the portfolio. The board determined that continuing the portfolio’s internalized management structure was in the best interests of the portfolio and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the portfolio’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the portfolio, including any periods of outperformance or underperformance of its target index and peer group. The board concluded that the portfolio has performed in line with expectations and that its results have been consistent with its investment strategies. Information about the portfolio’s most recent performance can be found on the Performance Summary page for this portfolio.

Cost
The board concluded that the portfolio’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the portfolio’s advisory fee rate was also well below its peer-group average. Information about the portfolio’s expenses appears on the About Your Portfolio’s Expenses page as well as in the Financial Statements pages.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the portfolio’s low-cost arrangement with Vanguard ensures that the portfolio will realize economies of scale as it grows, with the cost to shareholders declining as portfolio assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

23

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett-Packard Co. (electronic computer manufacturing); Senior Advisor at New Mountain Capital; Trustee of The Conference Board; Member of the Board of Managers of Delphi Automotive LLP (automotive components).

Amy Gutmann
Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with secondary appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Work Life Policy; Member of the Advisory Board of the Maxwell School of Citizenship and Public Affairs at Syracuse University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2009) and Vice Chairman of the Board (2008–2009) of Cummins Inc. (industrial machinery); Director of SKF AB (industrial machinery), Hillenbrand, Inc. (specialized consumer services), the Lumina Foundation for Education, and Oxfam America; Chairman of the Advisory Council for the College of Arts and Letters and Member of the Advisory Board to the Kellogg Institute for International Studies at the University of Notre Dame.

André F. Perold
Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking at the Harvard Business School; Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, and Chief Executive Officer of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/ aircraft systems and services) and the National Association of Manufacturers; Chairman of the Federal Reserve Bank of Cleveland; Vice Chairman of University Hospitals of Cleveland; President of the Board of The Cleveland Museum of Art.

Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010); Overseer of the Amos Tuck School of Business Administration at Dartmouth College.

Executive Officers

Glenn Booraem
Born 1967. Controller Since July 2010. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group since 2010; Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins
Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Kathryn J. Hyatt
Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988–2008).

Heidi Stam
Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter
Martha G. King

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Annuity and Insurance Services > 800-522-5555

Institutional Investor Services > 800-523-1036

Text Telephone for People With Hearing Impairment > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your portfolio at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your portfolio is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

CFA® is a trademark owned by CFA Institute.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. The prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with Vanguard and any related funds.

S&P 500 ® and Standard & Poor’s 500 are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by The Vanguard Group, Inc. The Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by S&P or its Affiliates, and S&P and its Affiliates make no representation, warranty, or condition regarding the advisability of buying, selling, or holding units/shares in the funds.

© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q692 082011

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD VARIABLE INSURANCE FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: August 18, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD VARIABLE INSURANCE FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: August 18, 2011

VANGUARD VARIABLE INSURANCE FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: August 18, 2011

*By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683,
Incorporated by Reference.